UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09253

Allspring Funds Trust

(Exact name of registrant as specified in charter)

1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203

(Address of principal executive offices) (Zip code)

Matthew Prasse

Allspring Funds Management, LLC

1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: June 30

Registrant is making a filing for 13 of its series: Allspring Alternative Risk Premia Fund, Allspring California Limited-Term Tax-Free Fund, Allspring California Tax-Free Fund, Allspring High Yield Municipal Bond Fund, Allspring Intermediate Tax/AMT-Free Fund, Allspring Minnesota Tax-Free Fund, Allspring Municipal Bond Fund, Allspring Municipal Sustainability Fund, Allspring Pennsylvania Tax-Free Fund, Allspring Short-Term Municipal Bond Fund, Allspring Strategic Municipal Bond Fund, Allspring Ultra Short-Term Municipal Income Fund, and Allspring Wisconsin Tax-Free Fund

Date of reporting period: June 30, 2023

ITEM 1. REPORT TO STOCKHOLDERS

2

Allspring Alternative Risk Premia Fund
Annual Report
June 30, 2023

The views expressed and any forward-looking statements are as of June 30, 2023, unless otherwise noted, and are those of the Fund’s portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.
Allspring Alternative Risk Premia Fund  | 1

Letter to shareholders (unaudited)

Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Alternative Risk Premia Fund for the 12-month period that ended June 30, 2023. Globally, stocks and bonds experienced heightened volatility through the period. The market was focused on persistently high inflation and the impact of ongoing aggressive central bank rate hikes. Compounding these concerns were the global reverberations of the Russia-Ukraine war. Riskier assets rallied in 2023, with anticipation of an end to the tight monetary policy despite concerns of a possible impending recession. After suffering deep and broad losses through 2022, bonds now benefit from a base of higher yields that can help generate higher income. However, ongoing rate hikes continued to be a headwind during recent months.
For the 12-month period, stocks generally outperformed bonds—both domestic U.S. and global. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 19.59%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 12.72%, while the MSCI EM Index (Net) (USD)3 had more muted performance, with a gain of 1.75%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -0.94%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 fell 1.83%, the Bloomberg Municipal Bond Index6 gained 3.19%, and the ICE BofA U.S. High Yield Index7 returned 8.97%.
Despite high inflation and central bank rate hikes, markets rallied.
Markets rebounded from a rough first half of the calendar year in July 2022, led by U.S. stocks. While U.S. economic activity showed signs of waning, the country’s labor market remained strong:  July nonfarm payrolls grew by more than 500,000 and U.S. unemployment dipped to 3.5%. Meanwhile, crude oil and retail gasoline prices—major contributors to recent overall inflation—fell substantially from earlier highs. And while U.S. home prices rose, sales fell as houses became less affordable with mortgage rates at a 13-year high. The Federal Reserve (Fed) raised the federal funds rate 0.75% in July—to a range of 2.25% to 2.50%—and forecasts pointed to further rate hikes.
August was a broadly challenging month. High inflation persisted, cresting 9% in the eurozone on an annual basis and remaining above 8% in the U.S. despite the Fed’s aggressive monetary policy and a major drop in global crude oil and gasoline prices from their June peak. One positive was the resilient U.S. jobs market. However, the Fed’s job was clearly not complete. One longer-term bright spot was the U.S. Congress’s passage of the Inflation Reduction Act. Its primary stated goals include to reduce inflation (though not immediately) by curbing the deficit, capping health care spending by seniors, and investing in domestic sources of clean energy.
“ Markets rebounded from a rough first half of the calendar year in July 2022, led by U.S. stocks. While U.S. economic activity showed signs of waning, the country’s labor market remained strong. ”
1
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.
2
The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source:  MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
3
The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.
4
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
5
The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
6
The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
7
The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high yield bonds. The index tracks the performance of high yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2023. ICE Data Indices, LLC. All rights reserved.
2 | Allspring Alternative Risk Premia Fund

Letter to shareholders (unaudited)
In September, all asset classes suffered further major losses. Central banks kept up their battle against rapidly rising prices with more rate hikes. The strength of the U.S. dollar weighed on results for investors holding non-U.S.-dollar assets. U.S. mortgage rates jumped to near 7% on 30-year fixed-rate mortgages; the decreased housing affordability began to cool demand somewhat. The U.K. experienced a sharp sell-off of government bonds and the British pound in September as investors panicked in response to a new government budget that was seen as financially unsound. The Bank of England (BoE) then stepped in and bought long-dated government bonds.
Equities had a reprieve in October. Globally, developed markets outpaced emerging market equities, which were hurt by weakness among Chinese stocks. Central banks continued to try to curtail high inflation with aggressive interest rate hikes. Geopolitical risks persisted, including the ongoing Russia-Ukraine war and economic, financial market, and political turmoil in the U.K. Concerns over Europe’s energy crisis eased thanks to unseasonably warm weather and plentiful gas on hand. The U.S. labor market continued its resilience against rising prices as unemployment remained near a record low.
Stocks and bonds rallied in November. Economic news was encouraging, driven by U.S. labor market strength. Although central banks kept increasing rates, hopes rose for an easing in the pace of rate hikes and a possible end to central bank monetary tightening in 2023. Although inflation remained at record highs in the eurozone, we began to see signs of a possible decline in inflationary pressures as U.S. inflation moderated, with a 7.1% annual price rise in November and a monthly price increase of just 0.1%. China’s economic data remained weak, reflecting its zero-COVID-19 policy.
Financial markets cooled in December, with U.S. equities declining overall in response to a weakening U.S. dollar. Fixed income securities ended one of their worst years ever, with generally flat monthly returns as markets weighed the hopes for an end to the monetary tightening cycle with the reality that central banks had not completed their jobs yet. U.S. Consumer Price Index (CPI),1 data showed a strong consistent trend downward, which brought down the 12-month CPI to 6.5% in December from 9.1% in June. Other countries and regions reported still-high but declining inflation rates as the year wound down.
The year 2023 began with a rally across global equities and fixed income securities. Investor optimism rose in response to data indicating declining inflation rates and the reopening of China’s economy with the abrupt end to its zero-COVID-19 policy. The U.S. reported surprisingly strong job gains—employers added more than 500,000 jobs—and unemployment fell to 3.4%, the lowest level since 1969. Meanwhile, wage growth, seen as a potential contributor to ongoing high inflation, continued to moderate. All eyes remained fixed on the Fed and on how many more rate hikes remain in this tightening cycle. The 0.25% federal funds rate hike announced in January was the Fed’s smallest rate increase since March 2022.
Markets declined in February as investors responded unfavorably to resilient economic data. The takeaway:  Central banks would likely continue their monetary tightening cycle for longer than markets had priced in. In this environment—where strong economic data is seen as bad news—the resilient U.S. labor market was seen as a negative while the inflation rate was not falling quickly enough for the Fed, which raised interest rates by 0.25% in early February. Meanwhile, the BoE and the European Central Bank (ECB) both raised rates by 0.50%.
The collapse of Silicon Valley Bank in March, the second-largest banking failure in U.S. history, led to a classic bank run that spread to Europe, where Switzerland’s Credit Suisse was taken over by its rival, UBS. The banking industry turmoil created an additional challenge for central banks in balancing inflationary concerns against potential economic weakening. Meanwhile, recent data pointed to economic strength in the U.S., Europe, and China. And China’s economy continued to rebound after the removal of its COVID-19 lockdown. Inflation rates in the U.S., the U.K., and Europe all remained higher than central bank targets, leading to additional rate hikes in March.
“ The collapse of Silicon Valley Bank in March, the second-largest banking failure in U.S. history, led to a classic bank run that spread to Europe, where Switzerland’s Credit Suisse was taken over by its rival, UBS. ”
1
The U.S. Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
Allspring Alternative Risk Premia Fund  | 3

Letter to shareholders (unaudited)
Economic data released in April pointed to global resilience, as Purchasing Managers Indexes1 in the U.S., U.K., and eurozone beat expectations and China reported first-quarter annualized economic growth of 4.5%. Despite banking industry stress, developed market stocks had monthly gains. The U.S. labor market remained strong, with a 3.5% jobless rate and monthly payroll gains above 200,000. However, uncertainty and inflationary concerns weighed on investors in the U.S. and abroad.
May was marked by a divergence between expanding activity in services and an overall contraction in manufacturing activity in the U.S., U.K., and eurozone. Core inflation remained elevated in the U.S. and Europe, despite the ongoing efforts of the Fed and ECB, which included rate hikes of 0.25% by both in May. Stubborn inflation and the resilient U.S. labor market led to expectations of further interest rate hikes, overall monthly declines across bond indexes, and mixed results for stocks in May. Investor worries over a U.S. debt ceiling impasse were modest, and market confidence was buoyed by a deal in late May to avert a potential U.S. debt default.
June featured the Fed’s first pause on interest rate hikes since March 2022, when it began its aggressive campaign to rein in inflation. However, core CPI, excluding food and energy prices, while continuing to decline, remained stubbornly high in June, at 4.8%, well above the Fed’s 2.0% target rate. With the U.S. unemployment rate still at 3.6%, near a historical low, and U.S. payrolls growing in June for the 30th consecutive month, expectations of more Fed rate hikes were reinforced. However, U.S. and global stocks had strong returns in June.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,

Andrew Owen
President
Allspring Funds
For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.
1
The Purchasing Managers Index (PMI) is an index of the prevailing direction of economic trends in the manufacturing and service sectors. You cannot invest directly in an index.
4 | Allspring Alternative Risk Premia Fund

Letter to shareholders (unaudited)

Notice to Shareholders
 Beginning in July 2024, the Fund will be required by the Securities and Exchange Commission to send shareholders a paper copy of a new tailored shareholder report in place of the full shareholder report that you are now receiving. The tailored shareholder report will contain concise information about the Fund, including certain expense and performance information and fund statistics. If you wish to receive this new tailored shareholder report electronically, please follow the instructions on the back cover of this report.

 Other information that is currently included in the shareholder report, such as the Fund’s financial statements, will be available online and upon request, free of charge, in paper or electronic format.

Allspring Alternative Risk Premia Fund  | 5

Performance highlights (unaudited)
Performance highlights
Investment objective	The Fund seeks long-term capital appreciation.
Manager	Allspring Funds Management, LLC
Subadvisers	Allspring Global Investments, LLC
Allspring Global Investments (UK) Limited
Portfolio managers	Petros N. Bocray, CFA, FRM, Eddie Cheng, CFA, Monisha Jayakumar

Average annual total returns (%) as of June 30, 2023
				Expense ratios[1] (%)
	Inception date	1 year	Since inception	Gross	Net[2]
Class R6 (WRPRX)	1-29-2019	4.44	-0.83	1.18	0.65
Institutional Class (WRPIX)	1-29-2019	4.43	-0.93	1.28	0.75
ICE BofA 3-Month U.S. Treasury Bill Index[3]	–	3.62	1.48 *	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
Class R6 and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

*	Based on the inception date of the oldest Fund class.
[1]
Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.03% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the Financial Highlights of this report, which do not include acquired fund fees and expenses.

[2]
The manager has contractually committed through October 31, 2023, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.62% for Class R6 and 0.72% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]
The ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged index that is comprised of a single U.S. Treasury issue with approximately three months to final maturity, purchased at the beginning of each month and held for one full month. You cannot invest directly in an index. Copyright 2023. ICE Data Indices, LLC. All rights reserved.

The investment techniques employed by the Fund create leverage. As a result, the sum of the Fund’s investment exposures will typically exceed the amount of the Fund’s net assets. These exposures may vary over time. We expect gross notional exposure of the Fund to be in a range of 400% to 1200% of the net asset value of the Fund under normal market conditions. Leverage may be significantly different (higher or lower) as deemed necessary by the investment manager. We expect net notional exposure of the Fund to be in a range of -200% to 200% of the net asset value of the Fund under normal market conditions.
Alternative risk premia investment risk is the Fund’s ability to achieve its investment objective depending largely upon the portfolio managers’ successful evaluation of the risks, potential returns, and correlation properties with respect to the various risk premia in which the Fund invests. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of leverage results in certain risks, including, among others, the likelihood of greater volatility of net asset value. Short selling is generally considered speculative, has the potential for unlimited loss, and may involve leverage. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to subsidiary risk and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6 | Allspring Alternative Risk Premia Fund

Performance highlights (unaudited)

Growth of $1,000,000 investment as of June 30, 2023[1]

[1]
The chart compares the performance of Institutional Class shares since inception with the ICE BofA 3-Month U.S. Treasury Bill Index. The chart assumes a hypothetical investment of $1,000,000 in Institutional Class shares and reflects all operating expenses.

Allspring Alternative Risk Premia Fund | 7

Performance highlights (unaudited)
MANAGER’S DISCUSSION
Fund highlights
•The Fund outperformed its benchmark, the ICE BofA 3-Month U.S. Treasury Bill Index, for the 12-month period that ended June 30, 2023.
•The top contributors were our carry strategies—in particular, FX carry, which added 2.93%, and rates carry, which added 2.50%.
•The largest detractor was our rates reversion strategy, which detracted 2.53%.
•The Fund uses derivatives, including but not limited to equity futures, bond futures, commodity futures, and currency forwards, to achieve its desired exposure in different asset classes (which in turn helps the Fund arrive at its desired leverage, risk, and return targets). These derivatives are the most commonly traded instruments on main exchanges and are highly liquid.
Market attention shifted from high inflation to recession fear.
What the market took away in 2022, it mostly gave back in 2023. 2022 saw a sea of red for financial assets, as inflation, rate hikes and geopolitical concerns combined to produce significant negative returns for nearly all financial assets, excluding cash and commodities. While economic activity is slowing and inflation is persistently high, the impending recession fears appear to be fading, despite the brief banking turmoil led by Silicon Valley Bank in March. Perhaps it was related to fear of missing out on the artificial intelligence–driven rally. Stock investors said enough is enough and they have returned to the market. U.S. equities saw the Russell 3000® Index* advance 19%, with large caps outperforming small caps. Bonds generally continued to suffer in 2023 as central banks kept raising rates. Against this backdrop, our alternative risk premia strategy outperformed the benchmark, fulfilling its diversifying purpose to major assets.
We enhanced our trend strategy by leveraging our machine-learning research and mitigating idiosyncratic risk.
In December 2022, we deployed our enhanced version of cross-asset trend signal, following a productive research project we have concluded over the past year. The new signal aims to dynamically balance between fast and slow trends by leveraging on machine-learning techniques that identify different regimes. The purpose is to make the strategy more responsive during downturns while enjoying the market trend in quiet times.
Net asset exposure as of June 30, 2023[1]
	% of net assets
	Long positions	Short positions
Stocks	55	42
Bond futures	16	29
Commodity futures	25	24
Currency forwards	65	75
Equity index futures	15	3

[1]	Figures are subject to change and may have changed since the date specified.
Over the course of the year, we kept monitoring the portfolio risk that is deemed to be idiosyncratic and not captured by the factors. We hedged our exposure to the Japanese bond market as we saw positioning turn one-sided with speculation that the Bank of Japan would widen its yield-curve control band—factors were not in fact driving Japanese government bonds in that environment. The story was similar for the U.K. gilt market, where we hedged exposure as we saw increased factor irrelevance and one-sided positioning as yields squeezed higher with political risks increasing.
Carry, momentum, and trend added strongly.
The past 12 months proved to be a conducive environment for carry, which invests in high-yielding assets while shorting low-yielding assets. The high inflation of 2022 created huge demand for commodities, and those high-yielding commodities exporters benefited from this ride. With market volatility cooling for most of the first half of 2023, rates carry also enjoyed the quieter market, as a carry strategy typically will do.
Cross-sectional momentum strategies as well as cross-asset trend also added to returns. The bulk of the returns for cross-sectional momentum came in currencies, while rates added on the margin. Trend includes a persistent contribution from equities, bonds, and commodities.
Macro value and multi-factor equities detracted.
Macro value and multi-factor equity strategies, on the other hand, detracted over the 12-month period. In currencies, on an absolute basis, the U.S. dollar’s strong performance led to all currencies but the Swiss franc ranking as cheap. For rates value and mean reversion, the political turmoil around the U.K. mini budget in September 2022 caused a headwind for the strategy. Despite our active risk mitigation, it still detracted at the portfolio level.
The strong and narrow rally in equities, mainly focused on a few names, led to a poor factor pay-off for value and low volatility among others. This put some pressure on multi-factor equities.
*
The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.

8 | Allspring Alternative Risk Premia Fund

Performance highlights (unaudited)
Outlook
After a few continuous years of choppy performance, factors have bounced back strongly in 2021 and 2022 and continued to normalize in the first half of 2023. We believe in the long-term profitability of these risk premia as they are based on sound economic rationale, although from time to time the performance may fluctuate.
With central banks tightening at a historically aggressive pace, we consider cautions are still warranted. As economic activities are reined in and liquidity is withdrawn from the market, unforeseen idiosyncratic risks can emerge and become the dominant driver for the market, such as the episode we saw in March 2023. Importantly, not all of these risks will be captured and rewarded with defined factors, so investors must remain vigilant.
Overall, we remain confident that the strategy will deliver its long-run performance and continue to be a good diversifier to the existing strategies.

Allspring Alternative Risk Premia Fund | 9

Consolidated  fund expenses (unaudited)
Consolidated  fund expenses
As a shareholder of the Fund, you incur  including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2023 to June 30, 2023.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning account value 1-1-2023	Ending account value 6-30-2023	Consolidated expenses paid during the period[1]	Annualized net expense ratio
Class R6
Actual	$1,000.00	$1,022.28	$3.11	0.62%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.72	$3.11	0.62%
Institutional Class
Actual	$1,000.00	$1,021.09	$3.61	0.72%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.22	$3.61	0.72%

[1]
Consolidated expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half-year period).

10 | Allspring Alternative Risk Premia Fund

Consolidated portfolio of investments—June 30, 2023
Consolidated portfolio of investments

	Yield	Shares	Value
Short-term investments: 76.67%
Investment companies: 14.88%
Allspring Government Money Market Fund Select Class♠∞*	5.02%	5,629,388	$5,629,388

			Maturity date	Principal
U.S. Treasury securities: 61.79%
U.S. Treasury Bills☼		3.56	7-13-2023	$14,900,000	14,879,280
U.S. Treasury Bills☼#		4.53	12-28-2023	2,750,000	2,678,802
U.S. Treasury Bills☼#		5.00	3-21-2024	3,000,000	2,888,262
U.S. Treasury Bills☼		5.12	11-24-2023	3,000,000	2,937,818
					23,384,162
Total short-term investments (Cost $29,033,331)					29,013,550
Total investments in securities (Cost $29,033,331)	76.67%				29,013,550
Other assets and liabilities, net	23.33				8,828,368
Total net assets	100.00%				$37,841,918

♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.
*	A portion of the holding represents an investment held in Alt Risk Premia Special Investments (Cayman) Ltd., the consolidated entity.
☼	Zero coupon security. The rate represents the current yield to maturity.
#	All or a portion of this security is segregated as collateral for investments in derivative instruments.
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$26,833,161	$60,080,200	$(81,283,973)	$0	$0	$5,629,388	5,629,388	$399,139
Forward foreign currency contracts
Currency to be received		Currency to be delivered		Counterparty	Settlement date	Unrealized gains	Unrealized losses
USD	5,865,651	AUD	8,582,000	Goldman Sachs International	7-19-2023	$146,506	$0
BRL	6,842,000	USD	1,405,260	Goldman Sachs International	7-19-2023	20,071	0
USD	5,173,907	CAD	6,871,000	Goldman Sachs International	7-19-2023	0	(13,787)
USD	5,031,766	CHF	4,501,000	Goldman Sachs International	7-19-2023	0	(4,078)
CLP	1,165,583,000	USD	1,451,138	Goldman Sachs International	7-19-2023	104	0
CZK	5,356,000	USD	244,091	Goldman Sachs International	7-19-2023	1,619	0
EUR	5,851,000	USD	6,361,465	Goldman Sachs International	7-19-2023	27,470	0
GBP	3,223,000	USD	4,093,568	Goldman Sachs International	7-19-2023	23	0
HUF	573,058,000	USD	1,658,959	Goldman Sachs International	7-19-2023	13,203	0
USD	1,118,686	INR	91,871,000	Goldman Sachs International	7-19-2023	0	(657)
JPY	407,713,000	USD	2,940,721	Goldman Sachs International	7-19-2023	0	(109,245)
USD	1,037,011	KRW	1,315,510,000	Goldman Sachs International	7-19-2023	38,033	0
The accompanying notes are an integral part of these consolidated financial statements.
Allspring Alternative Risk Premia Fund  | 11

Consolidated portfolio of investments—June 30, 2023

Forward foreign currency contracts (continued)
Currency to be received		Currency to be delivered		Counterparty	Settlement date	Unrealized gains	Unrealized losses
MXN	35,095,000	USD	2,037,202	Goldman Sachs International	7-19-2023	$7,595	$0
USD	8,076,363	NOK	84,991,000	Goldman Sachs International	7-19-2023	154,269	0
USD	1,471,982	NZD	2,364,000	Goldman Sachs International	7-19-2023	21,285	0
PLN	7,261,000	USD	1,768,841	Goldman Sachs International	7-19-2023	15,695	0
SEK	12,688,000	USD	1,191,062	Goldman Sachs International	7-19-2023	0	(13,921)
ZAR	4,793,000	USD	261,423	Goldman Sachs International	7-19-2023	0	(7,112)
IDR	3,703,715,000	USD	248,872	Goldman Sachs International	7-20-2023	0	(1,867)
						$445,873	$(150,667)
Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
LME Copper Futures**	6	7-17-2023	$1,257,636	$1,248,563	$0	$(9,073)
LME Lead Futures**	11	7-17-2023	556,796	577,913	21,117	0
CAC 40 Index	7	7-21-2023	555,746	566,044	10,298	0
NY Harbor ULSD Futures**	2	7-31-2023	208,713	205,598	0	(3,115)
Reformulated Gasoline Blendstock for Oxygen Blending Futures**	6	7-31-2023	624,783	641,315	16,532	0
Lean Hogs Futures**	33	8-14-2023	1,200,078	1,222,320	22,242	0
Live Cattle Futures**	5	8-31-2023	324,090	354,350	30,260	0
TOPIX Index	4	9-7-2023	612,519	634,256	21,737	0
S&P/TSX 60 Index	4	9-14-2023	725,153	735,897	10,744	0
DAX Index	1	9-15-2023	443,685	443,900	215	0
E-Mini NASDAQ 100 Index	1	9-15-2023	294,750	306,740	11,990	0
E-Mini S&P 500 Index	3	9-15-2023	652,380	673,238	20,858	0
Euro STOXX 50 Index	12	9-15-2023	569,173	579,689	10,516	0
FTSE 100 Index	7	9-15-2023	674,277	670,439	0	(3,838)
S&P ASX Share Price Index 200	6	9-21-2023	706,565	715,545	8,980	0
Long Gilt Futures	5	9-27-2023	618,373	605,155	0	(13,218)
Silver Futures**	5	9-27-2023	606,467	575,500	0	(30,967)
Number 11 World Sugar Futures**	2	9-29-2023	56,635	51,050	0	(5,585)
Soybean Futures**	23	11-14-2023	1,531,140	1,544,738	13,598	0
Number 2 Cotton Futures**	6	12-6-2023	239,463	241,110	1,647	0
Corn Futures**	63	12-14-2023	1,667,945	1,558,462	0	(109,483)
Soybean Meal Futures**	24	12-14-2023	919,873	953,520	33,647	0
10-Year U.S. Treasury Notes	3	9-20-2023	344,399	336,797	0	(7,602)
10-Year Canadian Bond	52	9-20-2023	4,871,719	4,809,632	0	(62,087)
Short
LME Nickel Futures**	(2)	7-17-2023	(248,571)	(244,728)	3,843	0
LME Primary Aluminum Futures**	(15)	7-17-2023	(869,045)	(795,375)	73,670	0
LME Zinc Futures**	(16)	7-17-2023	(1,032,720)	(954,500)	78,220	0
Light Sweet Crude Oil Futures**	(11)	7-20-2023	(800,654)	(777,040)	23,614	0
Henry Hub Natural Gas Futures**	(45)	7-27-2023	(1,126,212)	(1,259,100)	0	(132,888)
Brent Crude Oil Futures**	(10)	7-31-2023	(725,584)	(754,100)	0	(28,516)
Gas Oil Futures**	(2)	8-10-2023	(140,245)	(140,500)	0	(255)
Gold 100 Troy Ounces Futures**	(10)	8-29-2023	(2,002,567)	(1,929,400)	73,167	0
10-Year Euro BUND Index	(65)	9-7-2023	(9,512,742)	(9,485,914)	26,828	0
Cocoa Futures**	(3)	9-14-2023	(94,428)	(100,590)	0	(6,162)
Hard Red Winter Wheat Futures**	(16)	9-14-2023	(634,338)	(640,000)	0	(5,662)
Wheat Futures**	(2)	9-14-2023	(64,092)	(65,100)	0	(1,008)
10-Year Australian Bond	(13)	9-15-2023	(1,011,383)	(1,006,047)	5,336	0
The accompanying notes are an integral part of these consolidated financial statements.
12 | Allspring Alternative Risk Premia Fund

Consolidated portfolio of investments—June 30, 2023

Futures contracts (continued)
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Short (continued)
E-Mini Russell 2000 Index	(5)	9-15-2023	$(471,675)	$(475,925)	$0	$(4,250)
MSCI Emerging Markets Index	(11)	9-15-2023	(554,481)	(548,845)	5,636	0
C Coffee Futures**	(14)	9-19-2023	(960,789)	(834,750)	126,039	0
Soybean Oil Futures**	(3)	12-14-2023	(102,030)	(106,146)	0	(4,116)
					$650,734	$(427,825)

**	Represents an investment held in Alt Risk Premia Special Investments (Cayman) Ltd., the consolidated entity.
OTC swap contracts
Reference asset/index	Counterparty	Payment frequency	Maturity date	Notional amount	Value	Unrealized gains	Unrealized losses
Synthetic total return swap †	Goldman Sachs International	Monthly	2-1-2024	$4,797,823	$4,641,640	$0	$(156,183)

†
The Fund receives or pays the difference between the total return on a portfolio of long and short positions underlying the total return swap and the return on a specified benchmark (either the Federal Funds Effective Rate or the 1D USD-SOFR), plus or minus a spread in a typical range of 20-75 basis points (bps; 100 bps equal 1.00%). The spread is determined based upon the country and/or currency of the individual underlying positions. Certain short positions may be subject to higher market rates.

The following table represents components of the synthetic total return swap basket as of the end of the period which are in excess of 1% of the notional value of the synthetic total return swap basket.
Reference asset	Shares	Value	% of swap basket value
Long positions
Common stocks
Communication services
Diversified telecommunication services
Bandwidth, Inc. Class A	6,294	$86,102	1.86%
IDT Corp. Class B	2,090	54,026	1.16
Liberty Global PLC Class A	3,884	65,484	1.41
Liberty Global PLC Class C	5,390	95,780	2.06
Entertainment
Bollore SE	12,360	77,080	1.66
Square Enix Holdings Co. Ltd.	1,200	55,834	1.20
Interactive media & services
Auto Trader Group PLC	6,741	52,341	1.13
QuinStreet, Inc.	7,822	69,068	1.49
Scout24 SE	2,582	163,610	3.53
Wireless telecommunication services
Tele2 AB Class B	9,876	81,678	1.76
		801,003
Consumer discretionary
Automobiles
Mazda Motor Corp.	15,100	145,929	3.14
Renault SA	1,262	53,248	1.15
Yamaha Motor Co. Ltd.	2,500	71,871	1.55
The accompanying notes are an integral part of these consolidated financial statements.
Allspring Alternative Risk Premia Fund  | 13

Consolidated portfolio of investments—June 30, 2023

Reference asset	Shares	Value	% of swap basket value
Long positions (continued)
Common stocks (continued)
Consumer discretionary (continued)
Broadline retail
Canadian Tire Corp. Ltd. Class A	400	$54,688	1.18%
Dollarama, Inc.	700	47,408	1.02
Next PLC	550	48,227	1.04
Pan Pacific International Holdings Corp.	6,200	111,040	2.39
Hotels, restaurants & leisure
Domino’s Pizza, Inc.	460	155,015	3.34
Monogatari Corp.	3,900	94,658	2.04
Starbucks Corp.	487	48,242	1.04
Tabcorp Holdings Ltd.	135,379	100,418	2.16
Yum! Brands, Inc.	431	59,715	1.29
Household durables
NVR, Inc.	18	114,311	2.46
Specialty retail
Chewy, Inc. Class A	2,637	104,082	2.24
Haverty Furniture Cos., Inc.	3,073	92,866	2.00
PAL Group Holdings Co. Ltd.	2,100	56,842	1.22
Winmark Corp.	299	99,409	2.14
Textiles, apparel & luxury goods
Pandora AS	976	87,236	1.88
		1,545,205
Consumer staples
Beverages
Carlsberg AS Class B	627	100,402	2.16
Consumer staples distribution & retail
Empire Co. Ltd. Class A	2,100	59,651	1.28
Food products
Campbell Soup Co.	1,566	71,582	1.54
General Mills, Inc.	894	68,570	1.48
J M Smucker Co.	386	57,001	1.23
Lamb Weston Holdings, Inc.	772	88,741	1.91
Household products
Clorox Co.	534	84,927	1.83
Tobacco
Imperial Brands PLC	2,667	59,033	1.27
		589,907
Energy
Oil, gas & consumable fuels
Marathon Petroleum Corp.	503	58,650	1.26
		58,650
Financials
Banks
Bank of Ireland Group PLC	6,053	57,790	1.24
Commerzbank AG	4,975	55,152	1.19
Swedbank AB Class A	3,288	55,489	1.19
Capital markets
Amundi SA	837	49,449	1.07
BlackRock, Inc.	68	46,998	1.01
The accompanying notes are an integral part of these consolidated financial statements.
14 | Allspring Alternative Risk Premia Fund

Consolidated portfolio of investments—June 30, 2023

Reference asset	Shares	Value	% of swap basket value
Long positions (continued)
Common stocks (continued)
Financials (continued)
Capital markets (continued)
Brightsphere Investment Group, Inc.	4,906	$102,781	2.21%
Cboe Global Markets, Inc.	788	108,752	2.34
Hargreaves Lansdown PLC	16,053	166,409	3.59
IGM Financial, Inc.	2,100	63,931	1.38
Invesco Ltd.	4,890	82,201	1.77
MarketAxess Holdings, Inc.	444	116,071	2.50
MSCI, Inc.	128	60,069	1.29
Perella Weinberg Partners	10,328	86,032	1.85
SEI Investments Co.	2,110	125,798	2.71
StoneX Group, Inc.	916	76,101	1.64
Tradeweb Markets, Inc. Class A	992	67,932	1.46
Financial services
Element Fleet Management Corp.	10,400	158,424	3.41
Equitable Holdings, Inc.	2,349	63,799	1.37
Kinnevik AB Class B	3,723	51,643	1.11
Wendel SE	1,030	105,787	2.28
Insurance
American Financial Group, Inc.	672	79,800	1.72
Erie Indemnity Co. Class A	743	156,037	3.36
Globe Life, Inc.	921	100,960	2.17
iA Financial Corp., Inc.	1,200	81,751	1.76
Willis Towers Watson PLC	254	59,817	1.29
		2,178,973
Health care
Biotechnology
Allakos, Inc.	15,247	66,477	1.43
Gilead Sciences, Inc.	1,426	109,902	2.37
Kodiak Sciences, Inc.	10,342	71,360	1.54
Swedish Orphan Biovitrum AB	2,767	54,082	1.17
Health care equipment & supplies
DENTSPLY SIRONA, Inc.	1,712	68,514	1.48
Zynex, Inc.	7,090	67,993	1.46
Health care providers & services
Addus HomeCare Corp.	538	49,873	1.07
Life sciences tools & services
Agilent Technologies, Inc.	408	49,062	1.06
Bio-Rad Laboratories, Inc. Class A	173	65,588	1.41
Mettler-Toledo International, Inc.	40	52,466	1.13
Waters Corp.	246	65,569	1.41
Pharmaceuticals
Amneal Pharmaceuticals, Inc.	17,281	53,571	1.15
Ligand Pharmaceuticals, Inc.	924	66,620	1.44
Orion Oyj Class B	2,604	108,069	2.33
Viatris, Inc.	10,673	106,517	2.29
		1,055,663
The accompanying notes are an integral part of these consolidated financial statements.
Allspring Alternative Risk Premia Fund  | 15

Consolidated portfolio of investments—June 30, 2023

Reference asset	Shares	Value	% of swap basket value
Long positions (continued)
Common stocks (continued)
Industrials
Commercial services & supplies
Dai Nippon Printing Co. Ltd.	2,000	$56,811	1.22%
TOPPAN, Inc.	3,100	66,996	1.44
Construction & engineering
Argan, Inc.	2,061	81,224	1.75
Monadelphous Group Ltd.	9,114	71,299	1.54
Electrical equipment
Hubbell, Inc.	336	111,404	2.40
Thermon Group Holdings, Inc.	3,461	92,063	1.98
TPI Composites, Inc.	4,925	51,072	1.10
Ground transportation
Covenant Logistics Group, Inc.	1,148	50,317	1.09
Keisei Electric Railway Co. Ltd.	1,900	78,754	1.70
Kintetsu Group Holdings Co. Ltd.	2,600	90,044	1.94
Industrial conglomerates
Nisshinbo Holdings, Inc.	6,100	50,587	1.09
Machinery
CIRCOR International, Inc.	1,338	75,530	1.63
Otis Worldwide Corp.	1,095	97,466	2.10
Toro Co.	524	53,265	1.15
Professional services
Barrett Business Services, Inc.	1,329	115,889	2.50
Booz Allen Hamilton Holding Corp.	1,259	140,504	3.03
Randstad NV	1,943	102,473	2.21
Trading companies & distributors
WW Grainger, Inc.	72	56,778	1.22
		1,442,476
Information technology
Electronic equipment, instruments & components
Arlo Technologies, Inc.	5,122	55,881	1.21
Arrow Electronics, Inc.	364	52,136	1.12
Azbil Corp.	1,800	56,970	1.23
Venture Corp. Ltd.	9,300	101,535	2.19
IT services
CGI, Inc.	1,300	137,090	2.95
Gartner, Inc.	163	57,101	1.23
Otsuka Corp.	2,900	112,960	2.43
VeriSign, Inc.	428	96,715	2.08
Wix.com Ltd.	735	57,506	1.24
Semiconductors & semiconductor equipment
Teradyne, Inc.	1,063	118,344	2.55
Software
Adeia, Inc.	5,475	60,280	1.30
Descartes Systems Group, Inc.	1,000	80,106	1.72
Dropbox, Inc. Class A	8,062	215,013	4.63
Fair Isaac Corp.	199	161,033	3.47
OneSpan, Inc.	5,052	74,972	1.61
Oracle Corp. Japan	2,600	193,371	4.17
The accompanying notes are an integral part of these consolidated financial statements.
16 | Allspring Alternative Risk Premia Fund

Consolidated portfolio of investments—June 30, 2023

Reference asset	Shares	Value	% of swap basket value
Long positions (continued)
Common stocks (continued)
Information technology (continued)
Software (continued)
Telos Corp.	23,027	$58,949	1.27%
Yext, Inc.	8,203	92,776	2.00
		1,782,738
Materials
Chemicals
Clariant AG	3,743	54,148	1.17
Johnson Matthey PLC	5,951	132,110	2.85
Koppers Holdings, Inc.	1,928	65,745	1.42
Orica Ltd.	6,171	61,135	1.32
Metals & mining
Reliance Steel & Aluminum Co.	306	83,106	1.79
		396,244
Real estate
Diversified REITs
British Land Co. PLC	15,663	60,402	1.30
H&R Real Estate Investment Trust	11,200	86,658	1.87
Stockland	24,779	66,613	1.44
Health care REITs
Medical Properties Trust, Inc.	5,443	50,402	1.08
Industrial REITs
CapitaLand Ascendas REIT	40,600	81,946	1.77
Office REITs
Covivio	1,547	73,080	1.57
Gecina SA	535	57,073	1.23
Ichigo Office REIT Investment Corp.	95	58,947	1.27
Real estate management & development
Swire Pacific Ltd. Class A	7,000	53,779	1.16
Retail REITs
CBL & Associates Properties, Inc.	3,510	77,360	1.67
Klepierre SA	3,877	96,321	2.08
Mercialys SA	8,783	79,371	1.71
RioCan Real Estate Investment Trust	6,600	96,054	2.07
Vicinity Ltd.	57,170	70,406	1.52
Waypoint REIT Ltd.	52,189	90,265	1.95
		1,098,677
Utilities
Gas utilities
Enagas SA	2,609	51,276	1.10
Independent power and renewable electricity producers
Orron Energy AB	84,314	88,808	1.91
Multi-utilities
Canadian Utilities Ltd. Class A	2,500	64,748	1.40
		204,832
The accompanying notes are an integral part of these consolidated financial statements.
Allspring Alternative Risk Premia Fund  | 17

Consolidated portfolio of investments—June 30, 2023

Reference asset	Dividend yield	Shares	Value	% of swap basket value
Long positions (continued)
Preferred stocks
Consumer discretionary
Automobile components
Schaeffler AG	0.20%	10,565	$65,215	1.41%

Short positions
Common stocks
Communication services
Diversified telecommunication services
BCE, Inc.	(1,300)	$(59,272)	(1.28)%
Cellnex Telecom SA	(3,614)	(146,019)	(3.14)
Entertainment
Warner Bros Discovery, Inc.	(6,571)	(82,400)	(1.78)
Media
Trade Desk, Inc. Class A	(1,631)	(125,946)	(2.71)
(413,637)
Consumer discretionary
Automobile components
Aptiv PLC	(696)	(71,055)	(1.53)
Denso Corp.	(1,600)	(107,923)	(2.33)
Automobiles
Rivian Automotive, Inc. Class A	(4,296)	(71,571)	(1.54)
Tesla, Inc.	(429)	(112,299)	(2.42)
Toyota Motor Corp.	(8,900)	(143,042)	(3.08)
Broadline retail
Rakuten Group, Inc.	(31,200)	(108,717)	(2.34)
Hotels, restaurants & leisure
Carnival Corp.	(5,116)	(96,334)	(2.08)
Dave & Buster’s Entertainment, Inc.	(1,302)	(58,017)	(1.25)
DoorDash, Inc. Class A	(1,286)	(98,276)	(2.12)
MGM Resorts International	(1,696)	(74,488)	(1.60)
Norwegian Cruise Line Holdings Ltd.	(2,339)	(50,920)	(1.10)
Planet Fitness, Inc. Class A	(1,499)	(101,093)	(2.18)
Royal Caribbean Cruises Ltd.	(635)	(65,875)	(1.42)
Household durables
GN Store Nord AS	(2,731)	(68,298)	(1.47)
Panasonic Holdings Corp.	(5,500)	(67,441)	(1.45)
Sony Group Corp.	(1,700)	(153,459)	(3.31)
Leisure products
Mattel, Inc.	(2,447)	(47,814)	(1.03)
Specialty retail
Floor & Decor Holdings, Inc. Class A	(987)	(102,609)	(2.21)
RH	(370)	(121,948)	(2.63)
Valvoline, Inc.	(1,380)	(51,764)	(1.11)
Textiles, apparel & luxury goods
LVMH Moet Hennessy Louis Vuitton SE	(52)	(49,032)	(1.06)
(1,821,975)
The accompanying notes are an integral part of these consolidated financial statements.
18 | Allspring Alternative Risk Premia Fund

Consolidated portfolio of investments—June 30, 2023

Reference asset	Shares	Value	% of swap basket value
Short positions (continued)
Common stocks (continued)
Consumer staples
Beverages
Diageo PLC	(1,956)	$(84,090)	(1.81)%
Consumer staples distribution & retail
Seven & i Holdings Co. Ltd.	(1,800)	(77,764)	(1.68)
Food products
Nestle SA	(1,003)	(120,652)	(2.60)
(282,506)
Energy
Oil, gas & consumable fuels
Enbridge, Inc.	(3,700)	(137,526)	(2.96)
Energy Fuels, Inc.	(8,100)	(50,321)	(1.08)
Gevo, Inc.	(36,697)	(55,779)	(1.20)
Santos Ltd.	(15,955)	(79,831)	(1.72)
TC Energy Corp.	(1,800)	(72,747)	(1.57)
(396,204)
Financials
Banks
National Australia Bank Ltd.	(2,881)	(50,671)	(1.09)
Royal Bank of Canada	(600)	(57,303)	(1.24)
Toronto-Dominion Bank	(1,100)	(68,180)	(1.47)
Capital markets
Brookfield Corp.	(2,100)	(70,700)	(1.52)
Coinbase Global, Inc. Class A	(1,438)	(102,889)	(2.22)
Deutsche Boerse AG	(297)	(54,830)	(1.18)
EQT AB	(5,848)	(112,584)	(2.43)
Macquarie Group Ltd.	(1,010)	(120,178)	(2.59)
S&P Global, Inc.	(387)	(155,144)	(3.34)
Consumer finance
SoFi Technologies, Inc.	(7,745)	(64,593)	(1.39)
Financial services
Apollo Global Management, Inc.	(1,427)	(109,608)	(2.36)
Berkshire Hathaway, Inc. Class B	(209)	(71,269)	(1.54)
Investor AB Class A	(3,646)	(72,969)	(1.57)
Investor AB Class B	(6,951)	(139,055)	(3.00)
Nexi SpA	(13,386)	(105,023)	(2.26)
Insurance
Brown & Brown, Inc.	(805)	(55,416)	(1.19)
Legal & General Group PLC	(37,967)	(109,926)	(2.37)
Tryg AS	(3,064)	(66,354)	(1.43)
Mortgage real estate investment trusts (REITs)
ARMOUR Residential REIT, Inc.	(11,461)	(61,087)	(1.32)
(1,647,779)
Health care
Biotechnology
Argenx SE	(159)	(62,009)	(1.34)
CSL Ltd.	(693)	(128,329)	(2.76)
The accompanying notes are an integral part of these consolidated financial statements.
Allspring Alternative Risk Premia Fund  | 19

Consolidated portfolio of investments—June 30, 2023

Reference asset	Shares	Value	% of swap basket value
Short positions (continued)
Common stocks (continued)
Health care (continued)
Health care providers & services
R1 RCM, Inc.	(3,074)	$(56,715)	(1.22)%
UnitedHealth Group, Inc.	(175)	(84,112)	(1.81)
Pharmaceuticals
AstraZeneca PLC	(387)	(55,478)	(1.19)
JCR Pharmaceuticals Co. Ltd.	(6,000)	(53,182)	(1.15)
(439,825)
Industrials
Aerospace & defense
Safran SA	(620)	(97,160)	(2.09)
Building products
Daikin Industries Ltd.	(400)	(81,962)	(1.77)
Construction & engineering
Ferrovial SE	(1,563)	(49,410)	(1.06)
Electrical equipment
Emerson Electric Co.	(614)	(55,500)	(1.19)
ITM Power PLC	(75,203)	(69,175)	(1.49)
NIDEC Corp.	(1,100)	(60,616)	(1.31)
Ground transportation
Canadian Pacific Kansas City Ltd.	(1,800)	(145,386)	(3.13)
Grab Holdings Ltd. Class A	(50,252)	(172,364)	(3.71)
Machinery
Makita Corp.	(1,800)	(50,879)	(1.10)
SMC Corp.	(100)	(55,576)	(1.20)
Stanley Black & Decker, Inc.	(1,129)	(105,799)	(2.28)
Toyota Industries Corp.	(1,200)	(85,973)	(1.85)
Professional services
TransUnion	(805)	(63,056)	(1.36)
Trading companies & distributors
AerCap Holdings NV	(2,713)	(172,330)	(3.71)
Transportation infrastructure
Transurban Group	(5,702)	(54,291)	(1.17)
(1,319,477)
Information technology
Electronic equipment, instruments & components
Coherent Corp.	(2,457)	(125,258)	(2.70)
Hexagon AB Class B	(13,337)	(164,049)	(3.53)
Keyence Corp.	(100)	(47,516)	(1.02)
IT services
Nomura Research Institute Ltd.	(1,700)	(46,967)	(1.01)
Shopify, Inc. Class A	(1,100)	(71,094)	(1.53)
Snowflake, Inc. Class A	(621)	(109,284)	(2.36)
Semiconductors & semiconductor equipment
Advanced Micro Devices, Inc.	(1,166)	(132,819)	(2.86)
MKS Instruments Inc	(1,140)	(123,234)	(2.66)
Software
BILL Holdings, Inc.	(789)	(92,195)	(1.99)
Datadog, Inc. Class A	(557)	(54,798)	(1.18)
Unity Software, Inc.	(1,969)	(85,494)	(1.84)
The accompanying notes are an integral part of these consolidated financial statements.
20 | Allspring Alternative Risk Premia Fund

Consolidated portfolio of investments—June 30, 2023

Reference asset	Shares	Value	% of swap basket value
Short positions (continued)
Common stocks (continued)
Information technology (continued)
Technology hardware, storage & peripherals
Fujifilm Holdings Corp.	(800)	$(47,666)	(1.03)%
(1,100,374)
Materials
Chemicals
Air Liquide SA	(295)	(52,904)	(1.14)
Metals & mining
Agnico Eagle Mines Ltd.	(1,100)	(54,927)	(1.18)
Lithium Americas Corp.	(5,200)	(105,236)	(2.27)
Sayona Mining Ltd.	(688,044)	(81,134)	(1.75)
(294,201)
Real estate
Health care REITs
Welltower, Inc.	(912)	(73,772)	(1.59)
Industrial REITs
Rexford Industrial Realty, Inc.	(2,022)	(105,589)	(2.28)
Office REITs
Nippon Building Fund, Inc.	(14)	(55,050)	(1.19)
Orix JREIT, Inc.	(72)	(88,632)	(1.91)
Real estate management & development
Mitsubishi Estate Co. Ltd.	(5,100)	(60,590)	(1.30)
Vonovia SE	(4,360)	(85,149)	(1.83)
Retail REITs
Realty Income Corp.	(1,622)	(96,979)	(2.09)
(565,761)
Utilities
Independent power and renewable electricity producers
RWE AG	(1,496)	(65,190)	(1.41)
(65,190)

Abbreviations:
REIT	Real estate investment trust
The accompanying notes are an integral part of these consolidated financial statements.
Allspring Alternative Risk Premia Fund  | 21

Consolidated statement of assets and liabilities—June 30, 2023
Consolidated financial statements
Consolidated statement of assets and liabilities

Assets
Investments in unaffiliated securities, at value (cost $23,403,943)	$23,384,162
Investments in affiliated securities, at value (cost $5,629,388)	5,629,388
Cash	10
Cash due from broker	168,011
Cash at broker segregated for futures contracts	7,885,297
Segregated cash for swap contracts	1,117,000
Foreign currency, at value (cost $32)	31
Unrealized gains on forward foreign currency contracts	445,873
Receivable for daily variation margin on open futures contracts	273,072
Receivable from manager	48,558
Receivable for interest	27,685
Receivable for Fund shares sold	7,018
Prepaid expenses and other assets	91,338
Total assets	39,077,443
Liabilities
Cash collateral due to broker for forward foreign currency contracts	330,000
Payable for swap contracts	326,494
Payable for daily variation margin on open futures contracts	207,395
Unrealized losses on swap contracts	156,183
Unrealized losses on forward foreign currency contracts	150,667
Payable for Fund shares redeemed	47,602
Administration fees payable	1,088
Trustees’ fees and expenses payable	292
Accrued expenses and other liabilities	15,804
Total liabilities	1,235,525
Total net assets	$37,841,918
Net assets consist of
Paid-in capital	$38,435,365
Total distributable loss	(593,447)
Total net assets	$37,841,918
Computation of net asset value per share
Net assets–Class R6	$36,890,522
Shares outstanding–Class R6[1]	4,466,947
Net asset value per share–Class R6	$8.26
Net assets–Institutional Class	$951,396
Shares outstanding–Institutional Class[1]	115,595
Net asset value per share–Institutional Class	$8.23

[1]	The Fund has an unlimited number of authorized shares.
The accompanying notes are an integral part of these consolidated financial statements.
22 | Allspring Alternative Risk Premia Fund

Consolidated Statement of operations—year ended June 30, 2023
Consolidated statement of operations
Investment income
Interest	$1,033,331
Income from affiliated securities	399,139
Total investment income	1,432,470
Expenses
Management fee	269,535
Administration fees
Class R6	13,195
Institutional Class	1,221
Custody and accounting fees	101,096
Professional fees	96,954
Registration fees	43,607
Shareholder report expenses	27,918
Trustees’ fees and expenses	20,431
Other fees and expenses	93,732
Total expenses	667,689
Less: Fee waivers and/or expense reimbursements
Fund-level	(387,802)
Institutional Class	(428)
Net expenses	279,459
Net investment income	1,153,011
Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	(5,699)
Foreign currency and foreign currency translations	(85,980)
Payment from affiliate	130,877
Forward foreign currency contracts	1,917,523
Futures contracts	(669,436)
Swap contracts	124,251
Net realized gains on investments	1,411,536
Net change in unrealized gains (losses) on
Unaffiliated securities	(14,840)
Foreign currency and foreign currency translations	940
Forward foreign currency contracts	411,670
Futures contracts	(879,434)
Swap contracts	(395,230)
Net change in unrealized gains (losses) on investments	(876,894)
Net realized and unrealized gains (losses) on investments	534,642
Net increase in net assets resulting from operations	$1,687,653
The accompanying notes are an integral part of these consolidated financial statements.
Allspring Alternative Risk Premia Fund  | 23

Consolidated statement of changes in net assets
Consolidated statement of changes in net assets
	Year ended June 30, 2023		Year ended June 30, 2022
Operations
Net investment income (loss)		$1,153,011		$(378,293)
Net realized gains on investments		1,411,536		3,935,291
Net change in unrealized gains (losses) on investments		(876,894)		934,009
Net increase in net assets resulting from operations		1,687,653		4,491,007
Distributions to shareholders from
Net investment income and net realized gains
Class R6		(5,243,974)		0
Institutional Class		(126,693)		0
Total distributions to shareholders		(5,370,667)		0
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class R6	2,093,518	19,055,274	104,165	886,741
Institutional Class	0	0	100,000	853,000
		19,055,274		1,739,741
Reinvestment of distributions
Class R6	638,607	5,243,974	0	0
Institutional Class	15,484	126,693	0	0
		5,370,667		0
Payment for shares redeemed
Class R6	(4,204,500)	(38,017,325)	(2,679,117)	(23,152,340)
Institutional Class	(2,389)	(21,716)	0	0
		(38,039,041)		(23,152,340)
Net decrease in net assets resulting from capital share transactions		(13,613,100)		(21,412,599)
Total decrease in net assets		(17,296,114)		(16,921,592)
Net assets
Beginning of period		55,138,032		72,059,624
End of period		$37,841,918		$55,138,032
The accompanying notes are an integral part of these consolidated financial statements.
24 | Allspring Alternative Risk Premia Fund

Consolidated financial highlights
Consolidated financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
Class R6	2023	2022	2021	2020	2019[1]
Net asset value, beginning of period	$9.13	$8.46	$8.02	$9.75	$10.00
Net investment income (loss)	0.33	(0.11)	(0.05)[2]	0.10	0.07
Payment from affiliate	0.02	0.00	0.00	0.00	0.00
Net realized and unrealized gains (losses) on investments	0.01	0.78	0.49	(1.73)	(0.32)
Total from investment operations	0.36	0.67	0.44	(1.63)	(0.25)
Distributions to shareholders from
Net investment income	(0.83)	0.00	0.00	(0.03)	0.00
Net realized gains	(0.40)	0.00	0.00	(0.07)	0.00
Total distributions to shareholders	(1.23)	0.00	0.00	(0.10)	0.00
Net asset value, end of period	$8.26	$9.13	$8.46	$8.02	$9.75
Total return[3]	4.44%*	7.92%	5.49%	(16.78)%	(2.50)%
Ratios to average net assets (annualized)
Gross expenses	1.48%	1.15%	1.09%	1.04%	1.56%
Net expenses	0.62%	0.62%	0.62%	0.62%	0.62%
Net investment income (loss)	2.56%	(0.56)%	(0.58)%	1.03%	1.78%
Supplemental data
Portfolio turnover rate	0%	0%	0%	0%	0%
Net assets, end of period (000s omitted)	$36,891	$54,205	$72,039	$65,765	$38,957

*	For year ended June 30, 2023, the Fund received a payment from an affiliate that had an impact of 0.25% on total return. See Note 5 in the Notes to Financial Statements for additional information.
[1]	For the period from January 29, 2019 (commencement of class operations) to June 30, 2019
[2]	Calculated based upon average shares outstanding
[3]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these consolidated financial statements.
Allspring Alternative Risk Premia Fund  | 25

Consolidated financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
Institutional Class	2023	2022	2021	2020	2019[1]
Net asset value, beginning of period	$9.10	$8.44	$8.02	$9.74	$10.00
Net investment income (loss)	0.29	(0.10)	(0.05)	0.09	0.07
Payment from affiliate	0.02	0.00	0.00	0.00	0.00
Net realized and unrealized gains (losses) on investments	0.05	0.76	0.47	(1.72)	(0.33)
Total from investment operations	0.36	0.66	0.42	(1.63)	(0.26)
Distributions to shareholders from
Net investment income	(0.83)	0.00	0.00	(0.02)	0.00
Net realized gains	(0.40)	0.00	0.00	(0.07)	0.00
Total distributions to shareholders	(1.23)	0.00	0.00	(0.09)	0.00
Net asset value, end of period	$8.23	$9.10	$8.44	$8.02	$9.74
Total return[2]	4.43%*	7.82%	5.24%	(16.87)%	(2.60)%
Ratios to average net assets (annualized)
Gross expenses	1.62%	1.35%	1.21%	1.15%	1.68%
Net expenses	0.72%	0.72%	0.72%	0.72%	0.72%
Net investment income (loss)	2.65%	(0.53)%	(0.68)%	0.95%	1.69%
Supplemental data
Portfolio turnover rate	0%	0%	0%	0%	0%
Net assets, end of period (000s omitted)	$951	$933	$21	$20	$24

*	For year ended June 30, 2023, the Fund received a payment from an affiliate that had an impact of 0.25% on total return. See Note 5 in the Notes to Financial Statements for additional information.
[1]	For the period from January 29, 2019 (commencement of class operations) to June 30, 2019
[2]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these consolidated financial statements.
26 | Allspring Alternative Risk Premia Fund

Notes to consolidated financial statements
Notes to consolidated financial statements
1.
ORGANIZATION
Allspring Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These consolidated financial statements report on the Allspring Alternative Risk Premia (the “Fund”) which is a diversified series of the Trust.
 2.
INVESTMENT IN SUBSIDIARY
The Fund invests in direct or indirect investments in various derivatives, including commodity-linked derivatives, through Alt Risk Premia Special Investments (Cayman) Ltd. (the “Subsidiary”), a wholly owned subsidiary incorporated on October 2, 2018 under the laws of the Cayman Islands as an exempted segregated portfolio company with limited liability. As of June 30, 2023, the Subsidiary had $4,967,916 of investments in affiliates and cash at broker segregated for futures contacts representing 96.88% of its net assets. As of June 30, 2023, the Fund held $5,127,894 in the Subsidiary, representing 15.67% of the Fund’s net assets prior to consolidation.
The consolidated financial statements of the Fund include the financial results of the Subsidiary. The Consolidated Portfolio of Investments includes positions of the Fund and the Subsidiary and the consolidated financial statements include the accounts of the Fund and the Subsidiary. Accordingly, all interfund balances and transactions between the Fund and the Subsidiary have been eliminated in consolidation.
3.
SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the consolidated financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Funds may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Forward foreign currency contracts are recorded at the forward rate provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee at Allspring Funds Management, LLC (“Allspring Funds Management”).
Swap contracts are valued at the evaluated price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
Allspring Alternative Risk Premia Fund  | 27

Notes to consolidated financial statements
Forward foreign currency contracts
A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contracts. The Fund is subject to foreign currency risk and may be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.
Futures contracts
Futures contracts are agreements between the Fund and the Subsidiary and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price and on a specified date. The Fund and the Subsidiary may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates, security values, commodity prices and foreign exchange rates and is subject to interest rate risk, equity price risk, commodity price risk and foreign currency risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the Subsidiary and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund and the Subsidiary since futures contracts are exchange-traded and the exchange’s clearinghouse, as the counterparty to all exchange-traded futures, guarantees the futures contracts against default.
Upon entering into a futures contract, the Fund and the Subsidiary are required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or received from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Consolidated Statement of Assets and Liabilities. Should the Fund  and the Subsidiary fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s and the Subsidiary’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Consolidated Statement of Operations.
Swap contracts
Swap contracts are agreements between the Fund and a counterparty to exchange a series of cash flows over a specified period. Swap agreements are privately negotiated contracts between the Fund that are entered into as bilateral contracts in the over-the-counter (“OTC”) market (“OTC swaps”) or centrally cleared with a central clearinghouse.
The Fund entered into OTC swaps. For OTC swaps, any upfront premiums paid and any upfront fees received are amortized over the term of the contract. The daily fluctuations in market value are recorded as unrealized gains or losses on OTC swaps in the Consolidated Statement of Assets and Liabilities. Payments received or paid are recorded in the Consolidated Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.
Total return basket swaps
The Fund may enter into total return basket swap contracts to obtain exposure to a custom basket of long and short securities without owning such securities. The Fund has the ability to trade in and out of the long and short positions within the swap and receives the economic benefits and risks equivalent to direct investments in these positions. Under the terms of the contract, the Fund and the counterparty exchange periodic payments based on the total return of reference assets within a basket for a specified interest rate. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. To the extent the total return of the reference assets exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from, or make a payment to, the counterparty. Positions within the swap are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Fund and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses on swap contracts in the Consolidated Statement of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.
The Fund is exposed to risks if the counterparty defaults on its obligation to perform, or if there are unfavorable changes in the fluctuation of interest rates or in the price of the reference securities in the basket. In addition to counterparty credit risk, the Fund is subject to liquidity risk if there is no market for the contracts and is exposed to the market risk associated with the reference securities in the basket.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
28 | Allspring Alternative Risk Premia Fund

Notes to consolidated financial statements
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable  income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s  tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of June 30, 2023, the aggregate cost of all investments for federal income tax purposes was $29,293,838 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$98,889
Gross unrealized losses	(17,245)
Net unrealized gains	$81,644
As of June 30, 2023, the Fund had capital loss carryforwards which consist of $967,865 in short-term capital losses and $903,375 in long-term capital losses.
Class allocations
The separate classes of shares offered by the Fund differ principally in administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
4.
FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
Allspring Alternative Risk Premia Fund  | 29

Notes to consolidated financial statements
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2023:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Short-term investments
Investment companies	$5,629,388	$0	$0	$5,629,388
U.S. Treasury securities	23,384,162	0	0	23,384,162
	29,013,550	0	0	29,013,550
Forward foreign currency contracts	0	445,873	0	445,873
Futures contracts	650,734	0	0	650,734
Total assets	$29,664,284	$445,873	$0	$30,110,157

Liabilities
Forward foreign currency contracts	$0	$150,667	$0	$150,667
Futures contracts	427,825	0	0	427,825
Swap contracts	0	156,183	0	156,183
Total liabilities	$427,825	$306,850	$0	$734,675
Futures contracts, forward foreign currency contracts and swap contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the tables following the Consolidated  Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Consolidated  Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.
Additional sector, industry or geographic detail, if any, is included in the Consolidated Portfolio of Investments.
For the year ended June 30, 2023, the Fund did not have transfers into/out of Level 3.
5.
TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.600%
Next $500 million	0.575
Next $2 billion	0.550
Next $2 billion	0.525
Next $5 billion	0.490
Over $10 billion	0.480
For the year ended June 30, 2023, the management fee was equivalent to an annual rate of 0.60% of the Fund’s average daily net assets.
The Subsidiary has entered into a separate advisory contract with Allspring Funds Management to manage the investment and reinvestment of its assets in conformity with its investment objectives and restrictions. Under this agreement, the Subsidiary does not pay Allspring Funds Management a fee for its services.
Allspring Funds Management has retained the services of certain subadvisers to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC (“Allspring Investments”) and Allspring Global Investments (UK) Limited (“Allspring UK”), each an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, serves as subadvisers to the Fund. Allspring Investments receives a subadvisory fee at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase. Allspring UK receives a subadvisory fee for its asset allocation services at an annual rate of 0.10% of the Fund’s average daily net assets and a fee for portfolio management services on the assets it co-manages with Allspring Investments at an annual rate starting at 0.15% and declining to 0.075%.
30 | Allspring Alternative Risk Premia Fund

Notes to consolidated financial statements
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class R6	0.03%
Institutional Class	0.13
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund.  When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through October 31, 2023 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of June 30, 2023, the contractual expense caps are as follows:
EXPENSE RATIO CAPS
Class R6	0.62%
Institutional Class	0.72
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
Other transactions
On November 17, 2022, Class R6 and Institutional Class of the Fund was reimbursed by Allspring Funds Management in the amount of $128,482 and $2,395, respectively. The reimbursements were made in connection with resolving a trade error.
6.
INVESTMENT PORTFOLIO TRANSACTIONS
For the year June 30, 2023, the Fund did not have any purchases and sales of securities, excluding any short-term securities.
7.
DERIVATIVE TRANSACTIONS
During the year ended June 30, 2023, in order to provide investors with exposure to sources of excess return (known as alternative risk premia), the Fund  and the Subsidiary entered into both long and short positions in equities, fixed income, currencies and commodities directly or with derivatives. The derivative holdings included futures contracts, forward foreign currency contracts and swap contracts.
The volume of the Fund’s derivative activity during the year ended June 30, 2023 was as follows:
Futures contracts
Average notional balance on long futures	$24,899,706
Average notional balance on short futures	35,814,574
Forward foreign currency contracts
Average contract amounts to buy	$20,172,757
Average contract amounts to sell	28,406,580
Swap contracts
Average notional balance	$4,414,781
The Fund’s swap transactions may contain provisions for early termination in the event the net assets of the Fund declines below specific levels identified by the counterparty. If these levels are triggered, the counterparty may terminate the transaction and seek payment or request full collateralization of the derivative transactions in net liability positions.
Allspring Alternative Risk Premia Fund  | 31

Notes to consolidated financial statements
A summary of the location of derivative instruments on the financial statements by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of June 30, 2023 by primary risk type on the Consolidated Statement of Assets and Liabilities was as follows for the Fund:
	Interest rate risk	Commodity risk	Equity risk	Foreign currency risk	Total
Asset derivatives
Futures contracts	$32,164 *	$517,596 *	$100,974 *	$0	$650,734
Forward foreign currency contracts	0	0	0	445,873	445,873
	$32,164	$517,596	$100,974	$445,873	$1,096,607
Liability derivatives
Futures contracts	$82,907 *	$336,830 *	$8,088 *	$0	$427,825
Forward foreign currency contracts	0	0	0	150,667	150,667
Swap contracts	0	0	156,183	0	156,183
	$82,907	$336,830	$164,271	$150,667	$734,675

*
Amount represents the cumulative unrealized gains (losses) as reported in the table following the Consolidated  Portfolio of Investments. For futures contracts, only the current day’s variation margin as of June 30, 2023 is reported separately on the Consolidated  Statement of Assets and Liabilities.

The effect of derivative instruments on the Consolidated Statement of Operations for the year ended June 30, 2023 was as follows:
	Interest rate risk	Commodity risk	Equity risk	Foreign currency risk	Total
Net realized gains (losses) on derivatives
Futures contracts	$(629,956)	$393,170	$(432,650)	$0	$(669,436)
Forward foreign currency contracts	0	0	0	1,917,523	1,917,523
Swap contracts	0	0	124,251	0	124,251
	$(629,956)	$393,170	$(308,399)	$1,917,523	$1,372,338
Net change in unrealized gains (losses) on derivatives
Futures contracts	$(805,872)	$(162,886)	$89,324	$0	$(879,434)
Forward foreign currency contracts	0	0	0	411,670	411,670
Swap contracts	0	0	(395,230)	0	(395,230)
	$(805,872)	$(162,886)	$(305,906)	$411,670	$(862,994)
For certain types of derivative transactions, the Fund  and the Subsidiary have entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund and the Subsidiary to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund  and the Subsidiary under ISDA Master Agreements or similar agreements, if any, are reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, are noted in the Consolidated Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Consolidated Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Consolidated Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, for OTC derivatives is as follows:
32 | Allspring Alternative Risk Premia Fund

Notes to consolidated financial statements

Counterparty	Gross amounts of assets in the Consolidated Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral received[1]	Net amount of assets
Goldman Sachs International	$445,873	$(306,850)	$(139,023)	$0

Counterparty	Gross amounts of liabilities in the Consolidated Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged	Net amount of liabilities
Goldman Sachs International	$306,850	$(306,850)	$0	$0

[1]	Collateral received within this table is limited to the collateral for the net transaction with the counterparty.
8.
BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
For the year ended June 30, 2023, there were no borrowings by the Fund under the agreement.
9.
DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended June 30, 2023 and June 30, 2022 were as follows:
	Year ended June 30
	2023	2022
Ordinary income	$3,927,235	$0
Long-term capital gain	1,443,432	0
As of June 30, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Unrealized gains	Capital loss carryforward
$1,195,159	$82,634	$(1,871,240)
10.
INDEMNIFICATION
Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
Allspring Alternative Risk Premia Fund  | 33

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Consolidated Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities of Allspring Alternative Risk Premia Fund and subsidiary (the Fund), one of the funds constituting Allspring Funds Trust, including the consolidated portfolio of investments, as of June 30, 2023, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the consolidated financial statements) and the consolidated financial highlights for each of the years in the four-year period then ended and the period from January 29, 2019 (commencement of operations) to June 30, 2019. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the Fund as of June 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years in the four-year period then ended and the period from January 29, 2019 to June 30, 2019, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Such procedures also included confirmation of securities owned as of June 30, 2023, by correspondence with the custodian, transfer agent and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
August 28, 2023
34 | Allspring Alternative Risk Premia Fund

Other information (unaudited)
Other information
Tax information
Pursuant to Section 852 of the Internal Revenue Code, $1,443,432 was designated as a 20% rate gain distribution for the fiscal year ended June 30, 2023.
For the fiscal year ended June 30, 2023, $850,585 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
For the fiscal year ended June 30, 2023, $238,004 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-259-3305, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Quarterly portfolio holdings information
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Allspring Alternative Risk Premia Fund  | 35

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 127 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015
Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong
Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of
Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International
Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life
Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent
Memorial Hospital Foundation (non-profit organization). Mr. Ebsworth is a CFA charterholder.
N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018
Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning
Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens &
Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead
Independent Director and chair of the Audit Committee. Board member of the Russell Exchange
Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.
N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019
Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of
CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011,
Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and
Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to
2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the
Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory board of
Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).
N/A
David F. Larcker (Born 1950)	Trustee, since 2009
Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of
Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the
Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate
Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of
Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The
Wharton School, University of Pennsylvania from 1985 to 2005.
N/A
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018
International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the
University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center
on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic
Research. Previously taught at Cornell University from 1978 to 1993.
N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018
President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of
NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.
N/A
1
The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.

36 | Allspring Alternative Risk Premia Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Trustee, since 2018
Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to
2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell
Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays
Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays
Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-
profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of
Columbia Bar Associations.
N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019
Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner,
Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for
Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-
2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive
Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner,
Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination
Medical Center Corporation. Board member of the Minnesota Wild Foundation.
N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Allspring Alternative Risk Premia Fund  | 37

Other information (unaudited)
Officers1
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017
President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund
Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital
Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated
Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Complex)
Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen
Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022
Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance
Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015
Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.

Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021
Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department
from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at
Morgan, Lewis & Bockius LLP from 2008 to 2015.

1 For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

38 | Allspring Alternative Risk Premia Fund

Other information (unaudited)
Board consideration of investment management and sub-advisory agreements:
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Allspring Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 15-17, 2023 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for the Allspring Alternative Risk Premia Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Allspring Funds Management, LLC (“Allspring Funds Management”); and (ii) investment sub-advisory agreements (the “Sub-Advisory Agreements”) with Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited (collectively, the “Sub-Advisers”), affiliates of Allspring Funds Management. The Management Agreement and the Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements.”
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Allspring Funds Management and the Sub-Advisers and the approval of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2023, and at the Meeting, the Trustees conferred extensively among themselves and with representatives of Allspring Funds Management about these matters. The Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
The Board noted that it initially approved the Advisory Agreements at a Board meeting held in May 2021, each for a two-year term, in advance of the sale of Wells Fargo Asset Management to Allspring Global Investments Holdings, LLC,1 a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Trustees also noted that, while they did not specifically consider the continuation of the Advisory Agreements in 2022 as a result of the two-year term that was approved in 2021, the Trustees received and considered certain information at a Board meeting held in April 2022 that was applicable to the Advisory Agreements, including an overview and financial review of the Allspring Global Investments business, information regarding certain ancillary agreements that were approved by the Board at the April 2022 Board meeting, and comparative data regarding Fund fees and expenses.
In providing information to the Board, Allspring Funds Management and the Sub-Advisers were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2023. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interactions with Allspring Funds Management and the Sub-Advisers about various topics. In this regard, the Board reviewed reports of Allspring Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Advisers under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent, and quality of services
The Board received and considered various information regarding the nature, extent, and quality of services provided to the Fund by Allspring Funds Management and the Sub-Advisers under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Allspring Global Investments, of which Allspring Funds Management and the Sub-Advisers are a part, and a summary of investments made in the Allspring Global Investments business. The Board also considered information about retention arrangements with respect to key personnel of Allspring Global Investments that were put in place in connection with the Transaction. The Board took into account information about the services that continue to be provided by Wells Fargo & Co. and/or its affiliates (“Wells Fargo”) since the Transaction under a transition services agreement and the anticipated timeline for exiting the transition services agreement. In addition, the Board received and considered information about the full range of services provided to the Fund by Allspring Funds Management and its affiliates.
1
The trade name for the asset management firm that includes Allspring Funds Management and the Sub-Adviser is “Allspring Global Investments.”

Allspring Alternative Risk Premia Fund  | 39

Other information (unaudited)
The Board considered the qualifications, background, tenure, and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Allspring Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel.
The Board further considered the compliance programs and compliance records of Allspring Funds Management and the Sub-Advisers. The Board received and considered information about Allspring Global Investments’ risk management functions, which included information about Allspring Funds Management’s and the Sub-Advisers’ business continuity plans, their approaches to data privacy and cybersecurity, and Allspring Funds Management’s role as administrator of the Fund’s liquidity risk management program, and the Fund’s derivatives risk management program. The Board also received and considered information about Allspring Funds Management’s intermediary and vendor oversight program.
Fund investment performance and expenses
The Board considered the investment performance results for the Fund over various time periods ended December 31, 2022. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Institutional Class) was higher than the average investment performance of the Universe for the one-year period under review and lower than the average investment performance of the Universe for the three-year period under review. The Board also noted that the investment performance of the Fund was higher than the investment performance of its benchmark index, the ICE BofA U.S. 3-Month Treasury Bill Index, for the one-year period under review and lower than the investment performance of its benchmark index for the three-year period under review. The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Fund’s investment performance.
The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for each share class.
The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment management and sub-advisory fee rates
The Board reviewed and considered the contractual fee rates payable by the Fund to Allspring Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Allspring Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Allspring Funds Management to the Sub-Advisers for investment sub-advisory services. It was noted that advisory fee waivers, if any, are at the fund level and not class level.
Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than the sum of these average rates for the Fund’s expense Groups for all share classes.
The Board also received and considered information about the portion of the total management fee that was retained by Allspring Funds Management after payment of the fee to the Sub-Advisers for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Allspring Funds Management and not delegated to or assumed by the Sub-Advisers, and about Allspring Funds Management’s on-going oversight services. Given the affiliation between Allspring Funds Management and the Sub-Advisers, the Board ascribed limited relevance to the allocation of fees between them.
The Board also received and considered information about the nature and extent of services offered and fee rates charged by Allspring Funds Management and the Sub-Advisers to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

40 | Allspring Alternative Risk Premia Fund

Other information (unaudited)
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Allspring Funds Management under the Management Agreement and to the Sub-Advisers under the Sub-Advisory Agreements was reasonable.
Profitability
The Board received and considered information concerning the profitability of Allspring Funds Management, as well as the profitability of Allspring Global Investments, from providing services to the fund complex as a whole. The Board noted that the Sub-Advisers’ profitability information with respect to providing services to the Fund and other funds in the complex was subsumed in the Allspring Global Investments profitability analysis.
Allspring Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and differences in how Allspring Global Investments calculates its pre-tax profit metric versus the methodology used when Allspring Funds Management was part of Wells Fargo. It was noted that the impact of such differences had only minor impact on the financial results presented. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type, and age of fund.
Based on its review, the Board did not deem the profits reported by Allspring Funds Management or Allspring Global Investments from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Allspring Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Allspring Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Allspring Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
Other benefits to Allspring Funds Management and the Sub-Advisers
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Advisers, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Allspring Funds Management’s and the Sub-Advisers’ business as a result of their relationships with the Fund. The Board noted that Allspring Funds Distributor, LLC, an affiliate of Allspring Funds Management, receives distribution-related fees in respect of shares sold or held through it.
The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Advisers and fees earned in the past by Allspring Funds Management and the Sub-Advisers from managing a private investment vehicle for the fund complex’s securities lending collateral.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Advisers, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Advisers under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

Allspring Alternative Risk Premia Fund  | 41

Other information (unaudited)
Liquidity risk management program
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, which is reasonably designed to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund’s investment manager, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the “Council”) composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 16-17, 2023, the Board received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2022 through December 31, 2022 (the “Reporting Period”). The Report noted significant liquidity events impacting the Funds related to extended foreign market holidays as well as the difficulty of trading and settlement of most Russia-related securities due to sanctions activity. The Report noted that there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage the Fund’s, including the Fund’s, liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

42 | Allspring Alternative Risk Premia Fund

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For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2023 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-07102023-jgmptbm1 08-23
AR4723 06-23

Allspring California Limited-Term
Tax-Free Fund
Annual Report
June 30, 2023

The views expressed and any forward-looking statements are as of June 30, 2023, unless otherwise noted, and are those of the Fund’s portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.
Allspring California Limited-Term Tax-Free Fund  | 1

Letter to shareholders (unaudited)

Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring California Limited-Term Tax-Free Fund for the 12-month period that ended June 30, 2023. Globally, stocks and bonds experienced heightened volatility through the period. The market was focused on persistently high inflation and the impact of ongoing aggressive central bank rate hikes. Compounding these concerns were the global reverberations of the Russia-Ukraine war. Riskier assets rallied in 2023, with anticipation of an end to the tight monetary policy despite concerns of a possible impending recession. After suffering deep and broad losses through 2022, bonds now benefit from a base of higher yields that can help generate higher income. However, ongoing rate hikes continued to be a headwind during recent months.
For the 12-month period, stocks generally outperformed bonds—both domestic U.S. and global. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 19.59%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 12.72%, while the MSCI EM Index (Net) (USD)3 had more muted performance, with a gain of 1.75%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -0.94%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 fell 1.83%, the Bloomberg Municipal Bond Index6 gained 3.19%, and the ICE BofA U.S. High Yield Index7 returned 8.97%.
Despite high inflation and central bank rate hikes, markets rallied.
Markets rebounded from a rough first half of the calendar year in July 2022, led by U.S. stocks. While U.S. economic activity showed signs of waning, the country’s labor market remained strong:  July nonfarm payrolls grew by more than 500,000 and U.S. unemployment dipped to 3.5%. Meanwhile, crude oil and retail gasoline prices—major contributors to recent overall inflation—fell substantially from earlier highs. And while U.S. home prices rose, sales fell as houses became less affordable with mortgage rates at a 13-year high. The Federal Reserve (Fed) raised the federal funds rate 0.75% in July—to a range of 2.25% to 2.50%—and forecasts pointed to further rate hikes.
August was a broadly challenging month. High inflation persisted, cresting 9% in the eurozone on an annual basis and remaining above 8% in the U.S. despite the Fed’s aggressive monetary policy and a major drop in global crude oil and gasoline prices from their June peak. One positive was the resilient U.S. jobs market. However, the Fed’s job was clearly not complete. One longer-term bright spot was the U.S. Congress’s passage of the Inflation Reduction Act. Its primary stated goals include to reduce inflation (though not immediately) by curbing the deficit, capping health care spending by seniors, and investing in domestic sources of clean energy.
“ Markets rebounded from a rough first half of the calendar year in July 2022, led by U.S. stocks. While U.S. economic activity showed signs of waning, the country’s labor market remained strong. ”
1
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.
2
The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source:  MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
3
The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.
4
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
5
The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
6
The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
7
The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high yield bonds. The index tracks the performance of high yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2023. ICE Data Indices, LLC. All rights reserved.
2 | Allspring California Limited-Term Tax-Free Fund

Letter to shareholders (unaudited)
In September, all asset classes suffered further major losses. Central banks kept up their battle against rapidly rising prices with more rate hikes. The strength of the U.S. dollar weighed on results for investors holding non-U.S.-dollar assets. U.S. mortgage rates jumped to near 7% on 30-year fixed-rate mortgages; the decreased housing affordability began to cool demand somewhat. The U.K. experienced a sharp sell-off of government bonds and the British pound in September as investors panicked in response to a new government budget that was seen as financially unsound. The Bank of England (BoE) then stepped in and bought long-dated government bonds.
Equities had a reprieve in October. Globally, developed markets outpaced emerging market equities, which were hurt by weakness among Chinese stocks. Central banks continued to try to curtail high inflation with aggressive interest rate hikes. Geopolitical risks persisted, including the ongoing Russia-Ukraine war and economic, financial market, and political turmoil in the U.K. Concerns over Europe’s energy crisis eased thanks to unseasonably warm weather and plentiful gas on hand. The U.S. labor market continued its resilience against rising prices as unemployment remained near a record low.
Stocks and bonds rallied in November. Economic news was encouraging, driven by U.S. labor market strength. Although central banks kept increasing rates, hopes rose for an easing in the pace of rate hikes and a possible end to central bank monetary tightening in 2023. Although inflation remained at record highs in the eurozone, we began to see signs of a possible decline in inflationary pressures as U.S. inflation moderated, with a 7.1% annual price rise in November and a monthly price increase of just 0.1%. China’s economic data remained weak, reflecting its zero-COVID-19 policy.
Financial markets cooled in December, with U.S. equities declining overall in response to a weakening U.S. dollar. Fixed income securities ended one of their worst years ever, with generally flat monthly returns as markets weighed the hopes for an end to the monetary tightening cycle with the reality that central banks had not completed their jobs yet. U.S. Consumer Price Index (CPI),1 data showed a strong consistent trend downward, which brought down the 12-month CPI to 6.5% in December from 9.1% in June. Other countries and regions reported still-high but declining inflation rates as the year wound down.
The year 2023 began with a rally across global equities and fixed income securities. Investor optimism rose in response to data indicating declining inflation rates and the reopening of China’s economy with the abrupt end to its zero-COVID-19 policy. The U.S. reported surprisingly strong job gains—employers added more than 500,000 jobs—and unemployment fell to 3.4%, the lowest level since 1969. Meanwhile, wage growth, seen as a potential contributor to ongoing high inflation, continued to moderate. All eyes remained fixed on the Fed and on how many more rate hikes remain in this tightening cycle. The 0.25% federal funds rate hike announced in January was the Fed’s smallest rate increase since March 2022.
Markets declined in February as investors responded unfavorably to resilient economic data. The takeaway:  Central banks would likely continue their monetary tightening cycle for longer than markets had priced in. In this environment—where strong economic data is seen as bad news—the resilient U.S. labor market was seen as a negative while the inflation rate was not falling quickly enough for the Fed, which raised interest rates by 0.25% in early February. Meanwhile, the BoE and the European Central Bank (ECB) both raised rates by 0.50%.
The collapse of Silicon Valley Bank in March, the second-largest banking failure in U.S. history, led to a classic bank run that spread to Europe, where Switzerland’s Credit Suisse was taken over by its rival, UBS. The banking industry turmoil created an additional challenge for central banks in balancing inflationary concerns against potential economic weakening. Meanwhile, recent data pointed to economic strength in the U.S., Europe, and China. And China’s economy continued to rebound after the removal of its COVID-19 lockdown. Inflation rates in the U.S., the U.K., and Europe all remained higher than central bank targets, leading to additional rate hikes in March.
“ The collapse of Silicon Valley Bank in March, the second-largest banking failure in U.S. history, led to a classic bank run that spread to Europe, where Switzerland’s Credit Suisse was taken over by its rival, UBS. ”
1
The U.S. Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
Allspring California Limited-Term Tax-Free Fund  | 3

Letter to shareholders (unaudited)
Economic data released in April pointed to global resilience, as Purchasing Managers Indexes1 in the U.S., U.K., and eurozone beat expectations and China reported first-quarter annualized economic growth of 4.5%. Despite banking industry stress, developed market stocks had monthly gains. The U.S. labor market remained strong, with a 3.5% jobless rate and monthly payroll gains above 200,000. However, uncertainty and inflationary concerns weighed on investors in the U.S. and abroad.
May was marked by a divergence between expanding activity in services and an overall contraction in manufacturing activity in the U.S., U.K., and eurozone. Core inflation remained elevated in the U.S. and Europe, despite the ongoing efforts of the Fed and ECB, which included rate hikes of 0.25% by both in May. Stubborn inflation and the resilient U.S. labor market led to expectations of further interest rate hikes, overall monthly declines across bond indexes, and mixed results for stocks in May. Investor worries over a U.S. debt ceiling impasse were modest, and market confidence was buoyed by a deal in late May to avert a potential U.S. debt default.
June featured the Fed’s first pause on interest rate hikes since March 2022, when it began its aggressive campaign to rein in inflation. However, core CPI, excluding food and energy prices, while continuing to decline, remained stubbornly high in June, at 4.8%, well above the Fed’s 2.0% target rate. With the U.S. unemployment rate still at 3.6%, near a historical low, and U.S. payrolls growing in June for the 30th consecutive month, expectations of more Fed rate hikes were reinforced. However, U.S. and global stocks had strong returns in June.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,

Andrew Owen
President
Allspring Funds
For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.
1
The Purchasing Managers Index (PMI) is an index of the prevailing direction of economic trends in the manufacturing and service sectors. You cannot invest directly in an index.
4 | Allspring California Limited-Term Tax-Free Fund

Letter to shareholders (unaudited)

Notice to Shareholders
 Beginning in July 2024, the Fund will be required by the Securities and Exchange Commission to send shareholders a paper copy of a new tailored shareholder report in place of the full shareholder report that you are now receiving. The tailored shareholder report will contain concise information about the Fund, including certain expense and performance information and fund statistics. If you wish to receive this new tailored shareholder report electronically, please follow the instructions on the back cover of this report.

 Other information that is currently included in the shareholder report, such as the Fund’s financial statements, will be available online and upon request, free of charge, in paper or electronic format.

Allspring California Limited-Term Tax-Free Fund  | 5

Performance highlights (unaudited)
Performance highlights
Investment objective	The Fund seeks current income exempt from federal income tax and California individual income tax, consistent with capital preservation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio manager	Terry J. Goode, Kim Nakahara, Adrian Van Poppel

Average annual total returns (%) as of June 30, 2023
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]
Class A (SFCIX)	11-18-1992	-0.25	0.13	0.83	1.73	0.54	1.04	0.85	0.80
Class C (SFCCX)	8-30-2002	-0.13	-0.23	0.44	0.87	-0.23	0.44	1.60	1.55
Administrator Class (SCTIX)	9-6-1996	–	–	–	1.83	0.72	1.24	0.79	0.60
Institutional Class (SFCNX)[3]	10-31-2014	–	–	–	2.04	0.84	1.33	0.52	0.50
Bloomberg Municipal Bond 1-5 Year Blend Index[4]	–	–	–	–	1.17	1.19	1.30	–	–
Bloomberg California Municipal 1-5 Year Blend Index[5]	–	–	–	–	1.20	0.98	1.21	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 2.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

[1]
Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the Financial Highlights of this report.

[2]
The manager has contractually committed through October 31, 2023, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.80% for Class A, 1.55% for Class C, 0.60% for Administrator Class and 0.50% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers)
as stated in the prospectuses.

[3]
Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns for the Institutional Class shares would be higher.

[4]
The Bloomberg Municipal Bond 1–5 Year Blend Index is the 1–5 Year component of the Bloomberg Municipal Bond Index. The Bloomberg Municipal Bond Index is an
unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[5]	The Bloomberg California Municipal 1-5 Year Blend Index is the 1-5 Year component of the Bloomberg California Municipal Bond Index. You cannot invest directly in an index.
Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to California municipal securities risk and high-yield securities risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the Alternative Minimum Tax (AMT). Any capital gains distributions may be taxable.

6 | Allspring California Limited-Term Tax-Free Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of June 30, 2023[1]

[1]
The chart compares the performance of Class A shares for the most recent ten years with the Bloomberg Municipal Bond 1-5 Year Blend Index and Bloomberg California
Municipal 1-5 Year Blend Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 2.00%.

Allspring California Limited-Term Tax-Free Fund | 7

Performance highlights (unaudited)
MANAGER’S DISCUSSION
Fund highlights
•The Fund (Class A shares, excluding sales charge) outperformed both of its benchmarks, the Bloomberg Municipal Bond 1–5 Year Blend Index and the Bloomberg California Municipal 1–5 Year Blend Index, during the 12-month period that ended June 30, 2023.
•The primary contributors to performance were the Fund’s longer relative yield-curve exposure and credit profile, followed by selection.
•The portfolio started the period with shorter relative duration than its benchmarks but was extended during the period and ended longer. Rates generally moved higher during the period and the longer duration was a detractor.
Global economies increase lending rates in hopes of taming runaway inflation.
Entering 2022, the excitement of a post-pandemic world gave way to new whispers and fears of higher prices and broad-based inflation caused by supply chain bottlenecks, increased housing costs, wage increases, and employment market distortions. Those fears quickly became reality and prices began to rise at a historic rate. The U.S. Federal Open Market Committee acted quickly and with purpose:  ending open market purchases, reducing its balance sheet, and raising the benchmark overnight lending rate at each monthly meeting through 2022 and early 2023. Fixed income and equity markets fell sharply but began to recover as annual inflation numbers peaked in June and began to recede.
The U.S. unemployment rate, which reached a multigenerational high of more than 14% in the spring of 2020, fell throughout the past year and has settled below 4%. Employers continue to add jobs, especially in service-oriented industries, and the resulting wage increases have further contributed to inflationary pressures. After the U.S. gross domestic product turned negative in the first and second quarters of 2022, it expanded at rates above 2% in each subsequent quarter. The U.S. federal funds rate, which began 2022 at 0.25% to 0.50%, was raised 10 consecutive times before a pause in June 2023. It now sits at 5.25% to 5.50% as the U.S. Federal Reserve (Fed) attempts to curb inflation. In this environment, some form of recession seems imminent.
In the wake of continued rate increases, U.S. fixed income yields rose dramatically as investors reacted to Fed actions, with the yield on the 10-year Treasury ending the period near 4%. Rising U.S. Treasury yields affected all fixed income sectors in 2022, with all seeing their worst returns in more than 40 years. The U.S. Treasury yield curve remained substantially inverted throughout the period, which has driven many investors into shorter-term interest-bearing vehicles, including money markets.
Municipals sold off drastically to start the period but began to rebound in the fourth quarter of 2022. The Bloomberg Municipal Bond Index* fell nearly 8% and the broader municipal market had more than $124 billion in outflows before stabilizing early in 2023. For the first time in history, the municipal yield curve also inverted but not to the degree seen in Treasuries.
While this environment has certainly been painful for municipal investors, the drawdown has created significantly improved opportunities and entry points. Municipal to Treasury ratios ended the period elevated but at far better levels than in 2021. Municipal credit spreads have widened substantially while the underlying fundamental credit of municipalities remains strong following trillions of dollars in government stimulus. We believe investors will continue to return to the municipal market in the latter half of 2023, attracted by increased yields, positive fundamental strength, and good relative value.

Credit quality as of June 30, 2023[1]

3%
AAA/Aaa
35%
AA/Aa
34%
A/A
17%
BBB/Baa
5%
BB/Ba
6%
Not rated

[1]
The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the portfolio with the ratings depicted in the chart are calculated based on the market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of the three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D
(lowest). Ratings from A to CCC may be modified by the addition of a plus
(+) or minus (-) sign to show relative standing within the rating categories.
Standard & Poor’s rates the creditworthiness of short-term notes from
SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from
MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

*
The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

8 | Allspring California Limited-Term Tax-Free Fund

Performance highlights (unaudited)
From upward sloping to inverted, yield-curve positioning played a large role in performance.
The backup in rates that started earlier in 2022 created a great opportunity to take advantage of attractive yields that had not existed for several years. With the goal of locking in these yields for longer, we moved out the yield curve and up in duration. We reduced exposure to the 1- to 3-year segment and increased exposure to the 4- to 8-year segment. As a result, the portfolio’s weighted average maturity* extended from 3.60 years to 4.30 years and the duration extended from 2.56 years to 2.88 years. We increased sector exposure to gas, hospitals, and local general obligation (GO) bonds and reduced sector exposure to state GOs, housing, and dedicated tax. Additionally, we reduced the portfolio’s exposure to AA-rated and BB-rated bonds and increased exposure to A-rated and BBB-rated bonds.

Effective maturity distribution as of June 30, 2023[1]

[1]	Figures represent the percentage of the Fund’s long-term investments. Allocations are subject to change and may have changed since the date specified.
Aggressive Fed tightening combined with an expectation for slowing inflation and a recession created a dramatic shift in the shape of the yield curve. Shorter-term rates experienced the largest increase (the yield on 1-year bonds increased 137 basis points [100 basis points equal 1.00%]), while rates in the 7- to 10-year range were flat or declining. As a result, price-related returns in shorter maturities (1- to 3-years) were negative by 2% to 3% and total returns were only modestly positive. However, both price returns and total returns in the 7- to 10-year range were significantly higher and the Fund benefited from an overweight to this maturity segment. Strong security selection within the industrial development revenue/pollution control revenue and electric revenue sectors played a large role in the Fund’s relative performance
As yields within the index maturity range (1- to 6-years) moved higher during the year, the extension in duration detracted from performance as yields increased. While the Fund’s overall sector profile was a positive factor, we were overweight special tax, which was among the bottom-performing sectors. Additionally, our selection within the water and sewer sector lagged similar bonds held in the index.
The outlook remains favorable for active bond management, in our view.
We believe the outlook for bond selection remains favorable. Increased dispersion within rating tiers and sectors offers the opportunity for differentiation among credits. As the period ended, primary and secondary market opportunities were favorable due to elevated municipal yields relative to the beginning of the period and wider credit spreads.
*
Weighted average maturity (WAM):  An average of the effective maturities of all securities held in the portfolio, weighted by each security’s percentage of total investments. The maturity of a portfolio security is the period remaining until the date on which the principal amount is unconditionally required to be paid, or in the case of a security called for redemption, the date on which the redemption payment is unconditionally required to be made. WAM calculations allow for the maturities of certain securities with demand features or periodic interest rate resets to be shortened. WAM is a way to measure a fund’s sensitivity to potential interest rate changes. WAM is subject to change and may have changed since the date specified.

Allspring California Limited-Term Tax-Free Fund | 9

Fund expenses (unaudited)
Fund expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2023 to June 30, 2023.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 1-1-2023	Ending account value 6-30-2023	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,013.23	$3.99	0.80%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.83	$4.01	0.80%
Class C
Actual	$1,000.00	$1,008.46	$7.72	1.55%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.11	$7.75	1.55%
Administrator Class
Actual	$1,000.00	$1,013.26	$3.00	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	$3.01	0.60%
Institutional Class
Actual	$1,000.00	$1,013.76	$2.50	0.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.32	$2.51	0.50%

[1]
Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half-year period).

10 | Allspring California Limited-Term Tax-Free Fund

Portfolio of investments—June 30, 2023
Portfolio of investments

	Interest rate	Maturity date	Principal	Value
Municipal obligations: 93.81%
California: 89.80%
Airport revenue: 7.36%
California Municipal Finance Authority LAX Integrated Express Solutions LLC Series A AMT	5.00%	12-31-2023	$1,100,000	$1,104,192
California Municipal Finance Authority LAX Integrated Express Solutions LLC Series A AMT	5.00	6-30-2024	1,115,000	1,124,223
California Municipal Finance Authority LAX Integrated Express Solutions LLC Series A AMT	5.00	12-31-2024	750,000	759,620
California Municipal Finance Authority LAX Integrated Express Solutions LLC Series A AMT	5.00	6-30-2027	450,000	469,080
California Municipal Finance Authority LAX Integrated Express Solutions LLC Series A AMT	5.00	6-30-2028	390,000	411,781
California Municipal Finance Authority LAX Integrated Express Solutions LLC Series A AMT	5.00	12-31-2029	3,815,000	4,039,947
City of Los Angeles Department of Airports Series B AMT	5.00	5-15-2025	6,000,000	6,149,736
City of Los Angeles Department of Airports Series B AMT	5.00	5-15-2026	2,500,000	2,602,630
City of Los Angeles Department of Airports Series C AMT	5.00	5-15-2028	2,000,000	2,142,089
City of Los Angeles Department of Airports Series D AMT	5.00	5-15-2028	2,705,000	2,897,176
City of Palm Springs Passenger Facility Charge Revenue AMT (BAM Insured)	5.00	6-1-2027	1,205,000	1,233,240
County of Sacramento Airport System Revenue Series F AMT	5.00	7-1-2024	1,760,000	1,778,008
Port of Oakland Series E	5.00	11-1-2023	200,000	201,096
Port of Oakland Series E	5.00	11-1-2026	1,200,000	1,275,773
San Diego County Regional Airport Authority Series C AMT	5.00	7-1-2027	750,000	787,204
San Diego County Regional Airport Authority Series C AMT	5.00	7-1-2028	1,000,000	1,062,899
San Diego County Regional Airport Authority Series C AMT	5.00	7-1-2029	1,000,000	1,077,501
San Francisco City & County Airport Commission San Francisco International Airport Series A AMT	5.50	5-1-2028	250,000	250,241
				29,366,436
Education revenue: 6.99%
California Educational Facilities Authority Loma Linda University Series A	5.00	4-1-2024	550,000	556,056
California Educational Facilities Authority Loma Linda University Series A	5.00	4-1-2026	325,000	337,731
California Infrastructure & Economic Development Bank Colburn School (SIFMA Municipal Swap+0.90%)±	4.91	8-1-2072	5,000,000	4,848,225
California Municipal Finance Authority Albert Einstein Academy Charter School/Charter Middle School Series A	6.00	8-1-2023	155,000	155,285
California Municipal Finance Authority Biola University, Inc.	5.00	10-1-2027	790,000	821,667
California Municipal Finance Authority California Institute of the Arts	4.00	10-1-2033	250,000	245,097
California Municipal Finance Authority California Institute of the Arts	4.00	10-1-2035	350,000	337,439
California Municipal Finance Authority California Lutheran University	5.00	10-1-2023	225,000	225,464
California Municipal Finance Authority California Lutheran University	5.00	10-1-2024	275,000	278,213
California Municipal Finance Authority California Lutheran University	5.00	10-1-2025	275,000	281,018
California Municipal Finance Authority California Lutheran University	5.00	10-1-2026	300,000	310,221
California Municipal Finance Authority Palmdale Aerospace Academy, Inc. Series A144A	3.88	7-1-2028	1,075,000	1,025,830
The accompanying notes are an integral part of these financial statements.
Allspring California Limited-Term Tax-Free Fund  | 11

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Education revenue (continued)
California Municipal Finance Authority University of the Pacific Series A	5.00%	11-1-2024	$600,000	$612,568
California Municipal Finance Authority University of the Pacific Series A	5.00	11-1-2025	600,000	627,053
California Municipal Finance Authority University of the Pacific Series A	5.00	11-1-2026	625,000	667,529
California Municipal Finance Authority University of the Pacific Series A	5.00	11-1-2027	650,000	709,884
California Municipal Finance Authority University of the Pacific Series A	5.00	11-1-2028	700,000	777,416
California Municipal Finance Authority University of the Pacific Series A	5.00	11-1-2029	470,000	526,427
California Municipal Finance Authority University of the Pacific Series A	5.00	11-1-2030	500,000	568,980
California School Finance Authority Aspire Public Schools Obligated Group Series A144A	2.13	8-1-2031	500,000	425,453
California School Finance Authority Bright Star Schools Obligated Group144A	5.00	6-1-2027	855,000	856,704
California School Finance Authority Classical Academy Obligated Group Series A144A	3.00	10-1-2031	375,000	345,244
California School Finance Authority Granada Hills Charter High School Obligated Group Series A144A	4.00	7-1-2029	535,000	532,409
California School Finance Authority Hawking STEAM Charter Schools, Inc.144A	5.00	7-1-2023	285,000	285,000
California School Finance Authority Hawking STEAM Charter Schools, Inc.144A	5.00	7-1-2024	380,000	382,656
California School Finance Authority Hawking STEAM Charter Schools, Inc.144A	5.00	7-1-2026	420,000	426,514
California School Finance Authority Hawking STEAM Charter Schools, Inc.144A	5.00	7-1-2027	440,000	448,271
California School Finance Authority Hawking STEAM Charter Schools, Inc.144A	5.00	7-1-2028	465,000	475,492
California School Finance Authority Hawking STEAM Charter Schools, Inc.144A	5.00	7-1-2029	485,000	497,093
California School Finance Authority Hawking STEAM Charter Schools, Inc.144A	5.00	7-1-2030	510,000	521,374
California School Finance Authority Hawking STEAM Charter Schools, Inc.144A	5.00	7-1-2031	535,000	545,247
California School Finance Authority Hawking STEAM Charter Schools, Inc.144A	5.00	7-1-2032	565,000	574,050
California School Finance Authority Rocketship Education Obligated Group Series A144A	5.00	6-1-2026	295,000	295,623
California School Finance Authority Santa Clarita Valley International Charter School Series A144A	4.00	6-1-2031	260,000	245,131
California State University Series B-2øø	0.55	11-1-2049	6,500,000	5,766,181
California Statewide Communities Development Authority California Baptist University Series A144A	5.13	11-1-2023	175,000	175,162
Fullerton Public Financing Authority Marshall B Ketchum University Series A	4.00	2-1-2029	360,000	379,544
The accompanying notes are an integral part of these financial statements.
12 | Allspring California Limited-Term Tax-Free Fund

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Education revenue (continued)
Fullerton Public Financing Authority Marshall B Ketchum University Series A	4.00%	2-1-2031	$415,000	$437,203
Fullerton Public Financing Authority Marshall B Ketchum University Series A	4.00	2-1-2033	325,000	340,909
				27,867,363
GO revenue: 20.02%
Aromas-San Juan Unified School District CAB BAN¤	0.00	8-1-2027	1,375,000	1,172,677
Bassett Unified School District Series B (BAM Insured)	5.00	8-1-2023	725,000	725,824
Cajon Valley Union School District	5.00	8-1-2026	340,000	361,658
Cajon Valley Union School District	5.00	8-1-2027	200,000	217,177
Carlsbad Unified School District Series B	3.00	8-1-2031	300,000	299,029
Carlsbad Unified School District Series B	3.00	8-1-2032	350,000	345,995
Carlsbad Unified School District Series B	3.00	8-1-2034	300,000	292,370
Carlsbad Unified School District Series B	3.00	8-1-2035	250,000	237,521
Carlsbad Unified School District Series B	3.00	8-1-2036	350,000	326,273
Hayward Unified School District (AGM Insured)	5.00	8-1-2023	805,000	806,016
Inglewood Unified School District Series B (BAM Insured)	5.00	8-1-2023	195,000	195,222
Inglewood Unified School District Series B (BAM Insured)	5.00	8-1-2024	150,000	152,774
Inglewood Unified School District Series B (BAM Insured)	5.00	8-1-2025	170,000	176,433
Inglewood Unified School District Series B (BAM Insured)	5.00	8-1-2026	235,000	248,973
Local Public Schools Funding Authority School Improvement District No. 2016-1 Series B (AGM Insured)	3.00	8-1-2033	225,000	216,304
Local Public Schools Funding Authority School Improvement District No. 2016-1 Series B (AGM Insured)	3.00	8-1-2034	375,000	355,444
Local Public Schools Funding Authority School Improvement District No. 2016-1 Series B (AGM Insured)	3.00	8-1-2035	520,000	483,279
Los Angeles Unified School District Series C	4.00	7-1-2032	1,000,000	1,085,655
Newman-Crows Landing Unified School District CAB BAN¤	0.00	8-1-2025	2,000,000	1,856,939
Oak Valley Hospital District	5.00	7-1-2023	755,000	755,000
Oakland Unified School District/Alameda County	5.00	8-1-2025	1,540,000	1,596,706
Oakland Unified School District/Alameda County	5.00	8-1-2029	10,125,000	10,772,891
Oakland Unified School District/Alameda County Series A	5.00	8-1-2024	600,000	611,350
Oakland Unified School District/Alameda County Series B	5.00	8-1-2026	500,000	528,976
Oakland Unified School District/Alameda County Series C	5.00	8-1-2025	795,000	824,274
Palomar Health Obligated Group Series A (NPFGC Insured)¤	0.00	8-1-2025	1,000,000	928,092
Pittsburg Unified School District (AGM Insured)	4.00	8-1-2031	150,000	159,709
Pittsburg Unified School District (AGM Insured)	4.00	8-1-2032	250,000	264,267
Sacramento City Unified School District Series E	5.00	8-1-2029	1,500,000	1,626,104
Sacramento City Unified School District Series G (AGM Insured)	4.00	8-1-2030	150,000	159,747
Sacramento City Unified School District Series G (AGM Insured)	4.00	8-1-2031	200,000	211,160
Sacramento City Unified School District Series G (AGM Insured)	4.00	8-1-2032	200,000	210,010
Sacramento City Unified School District Series G (AGM Insured)	4.00	8-1-2033	200,000	209,384
San Bernardino City Unified School District Series A (AGM Insured)	1.25	8-1-2029	435,000	377,996
San Bernardino City Unified School District Series A (AGM Insured)	4.00	8-1-2031	875,000	926,678
San Diego Unified School District Series F2	5.00	7-1-2024	20,000,000	20,403,628
San Gorgonio Memorial Health Care District	4.00	8-1-2027	1,090,000	1,026,654
San Gorgonio Memorial Health Care District	4.00	8-1-2030	580,000	530,652
The accompanying notes are an integral part of these financial statements.
Allspring California Limited-Term Tax-Free Fund  | 13

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
GO revenue (continued)
Sierra Kings Health Care District	4.00%	8-1-2023	$405,000	$405,107
Sierra Kings Health Care District	4.00	8-1-2024	420,000	422,186
State of California	4.00	9-1-2026	6,000,000	6,188,876
State of California	5.00	10-1-2023	8,400,000	8,439,364
State of California	5.00	8-1-2025	3,500,000	3,645,331
State of California (BAM Insured)	5.00	9-1-2027	8,500,000	9,082,312
				79,862,017
Health revenue: 13.77%
California HFFA Adventist Health System/West Obligated Group Series 2011-Aøø	3.00	3-1-2041	6,125,000	6,094,139
California HFFA Adventist Health System/West Obligated Group Series Aøø	5.00	3-1-2040	4,000,000	4,252,357
California HFFA CommonSpirit Health Obligated Group Series A	5.00	4-1-2032	1,500,000	1,633,485
California HFFA El Camino Hospital	5.00	2-1-2025	1,000,000	1,026,162
California HFFA On Lok Senior Health Services Obligated Group	3.00	8-1-2025	475,000	465,549
California HFFA On Lok Senior Health Services Obligated Group	3.00	8-1-2028	400,000	385,967
California HFFA On Lok Senior Health Services Obligated Group	3.00	8-1-2030	210,000	199,210
California HFFA Providence St. Joseph Health Obligated Group Series B-3øø	2.00	10-1-2036	5,000,000	4,815,112
California HFFA Stanford Health Care Obligated Group Series Aøø	3.00	8-15-2054	4,700,000	4,692,032
California Municipal Finance Authority Aldersly Series B	3.75	11-15-2028	2,990,000	2,996,739
California Municipal Finance Authority Aldersly Series B	4.00	11-15-2028	595,000	596,317
California Municipal Finance Authority Carmel Valley Manor Obligated Group	5.00	5-15-2024	185,000	187,652
California Municipal Finance Authority Carmel Valley Manor Obligated Group	5.00	5-15-2025	200,000	206,303
California Municipal Finance Authority Carmel Valley Manor Obligated Group	5.00	5-15-2026	185,000	194,398
California Municipal Finance Authority Community Hospitals of Central California Obligated Group Series A	5.00	2-1-2024	500,000	505,555
California Municipal Finance Authority Community Hospitals of Central California Obligated Group Series A	5.00	2-1-2025	1,000,000	1,018,463
California Municipal Finance Authority Community Hospitals of Central California Obligated Group Series A	5.00	2-1-2027	1,000,000	1,039,170
California Municipal Finance Authority Congregational Homes, Inc. Obligated Group Series B	2.13	11-15-2026	565,000	533,467
California Municipal Finance Authority Congregational Homes, Inc. Obligated Group Series B-1	2.75	11-15-2027	520,000	492,377
California Municipal Finance Authority Eisenhower Medical Center Series A	5.00	7-1-2027	1,650,000	1,729,975
California Municipal Finance Authority Eisenhower Medical Center Series A	5.00	7-1-2029	400,000	420,150
California Municipal Finance Authority Healthright 360 Series A144A	5.00	11-1-2029	1,170,000	1,202,726
California Municipal Finance Authority Northern California Retired Officers Community Series B1	2.25	7-1-2025	1,190,000	1,160,577
California Municipal Finance Authority Open Door Community Health Centers	4.00	9-15-2030	790,000	843,854
The accompanying notes are an integral part of these financial statements.
14 | Allspring California Limited-Term Tax-Free Fund

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Health revenue (continued)
California Municipal Finance Authority Open Door Community Health Centers	4.00%	9-15-2033	$890,000	$936,983
California PFA Henry Mayo Newhall Hospital Obligated Group	5.00	10-15-2030	1,165,000	1,212,189
California PFA Henry Mayo Newhall Hospital Obligated Group Series A	4.00	10-15-2028	360,000	363,334
California PFA Henry Mayo Newhall Hospital Obligated Group Series Bøø	4.00	10-15-2051	690,000	676,092
California PFA Kendal at Sonoma Obligated Group Series B-2144A	2.38	11-15-2028	1,000,000	957,724
California Statewide CDA CommonSpirit Health Obligated Group Series F (AGM Insured)€øø	4.03	7-1-2040	1,000,000	1,000,000
California Statewide Communities Development Authority Adventist Health System/West Obligated Group Series A	5.00	3-1-2024	800,000	806,736
California Statewide Communities Development Authority Cedars- Sinai Medical Center Obligated Group	5.00	7-1-2025	500,000	516,027
California Statewide Communities Development Authority Cedars- Sinai Medical Center Obligated Group	5.00	7-1-2026	500,000	525,008
California Statewide Communities Development Authority Emanate Health Obligated Group Series A	5.00	4-1-2028	755,000	805,000
California Statewide Communities Development Authority Emanate Health Obligated Group Series A	5.00	4-1-2029	795,000	859,628
California Statewide Communities Development Authority Hebrew Home for Aged Disabled	5.00	11-1-2030	900,000	966,954
California Statewide Communities Development Authority Henry Mayo Newhall Hospital Obligated Group Series A (AGM Insured)	5.00	10-1-2023	500,000	501,572
California Statewide Communities Development Authority HumanGood California Obligated Group	5.00	10-1-2026	720,000	736,180
California Statewide Communities Development Authority HumanGood California Obligated Group	5.00	10-1-2027	1,000,000	1,024,129
California Statewide Communities Development Authority HumanGood California Obligated Group	5.00	10-1-2028	1,125,000	1,154,231
California Statewide Communities Development Authority Loma Linda University Medical Center Obligated Group Series A144A	5.00	12-1-2026	250,000	256,218
California Statewide Communities Development Authority Loma Linda University Medical Center Obligated Group Series A144A	5.00	12-1-2027	300,000	307,146
California Statewide Communities Development Authority Loma Linda University Medical Center Obligated Group Series A144A	5.00	12-1-2028	250,000	256,253
Sierra View Local Health Care District	4.00	7-1-2023	500,000	500,000
Sierra View Local Health Care District	4.00	7-1-2025	580,000	582,079
Sierra View Local Health Care District	5.00	7-1-2027	630,000	663,643
Sierra View Local Health Care District	5.00	7-1-2029	630,000	680,943
Washington Township Health Care District Series A	4.00	7-1-2033	275,000	276,909
Washington Township Health Care District Series A	5.00	7-1-2023	600,000	600,000
Washington Township Health Care District Series A	5.00	7-1-2029	350,000	374,203
Washington Township Health Care District Series A	5.00	7-1-2030	300,000	324,082
Washington Township Health Care District Series A	5.00	7-1-2031	325,000	349,112
				54,904,111
The accompanying notes are an integral part of these financial statements.
Allspring California Limited-Term Tax-Free Fund  | 15

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Housing revenue: 8.53%
California Enterprise Development Authority Provident Group-SDSU Properties LLC Series A	5.00%	8-1-2029	$200,000	$213,123
California Enterprise Development Authority Provident Group-SDSU Properties LLC Series A	5.00	8-1-2030	325,000	348,979
California Housing Finance Agency Series 2	4.00	3-20-2033	4,935,888	4,847,031
California Housing Finance Agency Series 2021-1	3.50	11-20-2035	2,900,173	2,713,451
California Infrastructure & Economic Development Bank California State Teachers’ Retirement System	5.00	8-1-2027	400,000	432,750
California Municipal Finance Authority CHF-Davis I LLC	5.00	5-15-2024	1,200,000	1,210,304
California Municipal Finance Authority CHF-Davis I LLC	5.00	5-15-2025	3,435,000	3,503,893
California Municipal Finance Authority CHF-Davis II LLC (BAM Insured)	4.00	5-15-2032	700,000	720,104
California Municipal Finance Authority CHF-Davis II LLC (BAM Insured)	5.00	5-15-2029	400,000	432,867
California Municipal Finance Authority CHF-Davis II LLC (BAM Insured)	5.00	5-15-2030	450,000	491,743
California Municipal Finance Authority CHF-Davis II LLC (BAM Insured)	5.00	5-15-2031	400,000	440,547
California State Public Works Board State of California Department of Corrections & Rehabilitation Series D	5.00	9-1-2025	1,160,000	1,186,459
California Statewide Communities Development Authority CHF- Irvine LLC (BAM Insured)	5.00	5-15-2026	1,605,000	1,674,894
California Statewide Communities Development Authority Lancer Educational Housing LLC Series A144A	3.00	6-1-2029	635,000	575,280
City of Long Beach Harbor Revenue Series C AMT	5.00	5-15-2027	500,000	514,578
Compton PFA144A	4.00	9-1-2027	2,000,000	1,966,101
El Centro Financing Authority Series B	4.00	10-1-2026	140,000	143,064
El Centro Financing Authority Series B	4.00	10-1-2027	365,000	376,281
El Centro Financing Authority Series B	4.00	10-1-2028	255,000	264,820
El Centro Financing Authority Series B	4.00	10-1-2029	265,000	277,280
El Centro Financing Authority Series B	4.00	10-1-2030	275,000	289,006
El Centro Financing Authority Series B	4.00	10-1-2031	285,000	300,153
FHLMC Multifamily VRD Certificates Series M-057	2.40	10-15-2029	5,975,000	5,519,807
Independent Cities Finance Authority Millennium Housing of California	4.25	5-15-2024	745,000	749,651
Los Angeles County Public Works Financing Authority Series D	5.00	12-1-2027	1,605,000	1,688,530
Municipal Improvement Corp. of Los Angeles Series C	5.00	11-1-2030	2,340,000	2,723,188
Sacramento County Housing Authority Series C (FNMA LIQ, FNMA Insured)ø	2.72	7-15-2029	405,000	405,000
				34,008,884
Industrial development revenue: 0.76%
San Francisco City & County Airport Commission San Francisco International Airport SFO Fuel Co. LLC Series A AMT	5.00	1-1-2025	3,000,000	3,050,195
Miscellaneous revenue: 6.17%
California Housing Finance Agency Series N	5.00	4-1-2029	630,000	698,521
California Housing Finance Agency Series N	5.00	4-1-2031	730,000	827,811
California Municipal Finance Authority Southwestern Law School	4.00	11-1-2031	175,000	175,020
The accompanying notes are an integral part of these financial statements.
16 | Allspring California Limited-Term Tax-Free Fund

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Miscellaneous revenue (continued)
California Municipal Finance Authority Southwestern Law School	5.00%	11-1-2026	$275,000	$283,910
California Municipal Finance Authority Southwestern Law School	5.00	11-1-2027	290,000	302,853
California Municipal Finance Authority Southwestern Law School	5.00	11-1-2028	200,000	211,050
California Municipal Finance Authority Southwestern Law School	5.00	11-1-2029	210,000	223,587
California Municipal Finance Authority Southwestern Law School	5.00	11-1-2030	220,000	235,781
California Statewide Communities Development Authority (BAM Insured)	5.00	8-1-2027	2,185,000	2,325,826
California Statewide Communities Development Authority Series 2021-A	4.00	9-2-2027	390,000	383,557
California Statewide Communities Development Authority Series 2021-A	4.00	9-2-2028	260,000	254,523
City of Irvine Assessment District No. 21-1	4.00	9-2-2029	1,220,000	1,277,650
City of Irvine Assessment District No. 21-1 (BAM Insured)	4.00	9-2-2033	270,000	283,535
City of Irvine Reassessment District No. 15-2	5.00	9-2-2023	800,000	801,243
City of Irvine Reassessment District No. 15-2	5.00	9-2-2024	850,000	860,219
County of Santa Barbara Series B AMT	5.00	12-1-2029	600,000	646,546
Desert Sands Unified School District (BAM Insured)	5.00	3-1-2024	1,500,000	1,516,722
Independent Cities Finance Authority City of Compton Sales Tax Revenue (AGM Insured)144A	4.00	6-1-2028	500,000	512,843
Independent Cities Finance Authority City of Compton Sales Tax Revenue (AGM Insured)144A	4.00	6-1-2030	550,000	568,452
Lassen Municipal Utility District COP	4.00	5-1-2029	485,000	493,770
Lassen Municipal Utility District COP	4.00	5-1-2030	505,000	512,850
Lassen Municipal Utility District COP	4.00	5-1-2031	525,000	531,931
Lassen Municipal Utility District COP	4.00	5-1-2032	550,000	554,154
Lassen Municipal Utility District COP	4.00	5-1-2033	570,000	574,828
Lassen Municipal Utility District COP	4.00	5-1-2034	595,000	603,153
Lodi Public Financing Authority (AGM Insured)	5.00	9-1-2024	1,100,000	1,121,941
Mountain House Public Financing Authority Mountain House Community Services District Series A	5.00	12-1-2029	520,000	566,717
Mountain House Public Financing Authority Mountain House Community Services District Series A	5.00	12-1-2030	710,000	769,576
Mountain House Public Financing Authority Mountain House Community Services District Series A	5.00	12-1-2031	745,000	802,879
Palomar Health Obligated Group COP	5.00	11-1-2023	300,000	300,966
Palomar Health Obligated Group COP	5.00	11-1-2024	300,000	304,067
Palomar Health Obligated Group COP	5.00	11-1-2025	330,000	339,118
San Joaquin Area Flood Control Agency Smith Canal Area Assessment District (AGM Insured)	5.00	10-1-2025	250,000	259,439
San Joaquin Area Flood Control Agency Smith Canal Area Assessment District (AGM Insured)	5.00	10-1-2027	350,000	377,916
San Joaquin Area Flood Control Agency Smith Canal Area Assessment District (AGM Insured)	5.00	10-1-2029	380,000	426,193
Sutter Butte Flood Control Agency Assessment District (BAM Insured)	5.00	10-1-2023	1,280,000	1,285,566
The accompanying notes are an integral part of these financial statements.
Allspring California Limited-Term Tax-Free Fund  | 17

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Miscellaneous revenue (continued)
Sutter Butte Flood Control Agency Assessment District (BAM Insured)	5.00%	10-1-2024	$715,000	$731,628
Sutter Butte Flood Control Agency Assessment District (BAM Insured)	5.00	10-1-2025	1,575,000	1,641,397
				24,587,738
Tax revenue: 11.10%
California Statewide Communities Development Authority Community Facilities District No. 2015-01	5.00	9-1-2027	335,000	345,212
Cathedral City Redevelopment Successor Agency Bond Merged Redevelopment Project Series C (BAM Insured)	4.00	8-1-2027	580,000	596,766
Cathedral City Redevelopment Successor Agency Bond Merged Redevelopment Project Series C (BAM Insured)	4.00	8-1-2029	500,000	522,955
Cathedral City Redevelopment Successor Agency Bond Merged Redevelopment Project Series C (BAM Insured)	4.00	8-1-2031	600,000	627,271
Cathedral City Redevelopment Successor Agency Merged Redevelopment Project Series A (AGM Insured)	5.00	8-1-2024	1,770,000	1,798,981
Chino Public Financing Authority Series A (AGM Insured)	5.00	9-1-2024	660,000	674,071
City & County of San Francisco Community Facilities District No. 2016-1 Improvement Area No. 1 Series 2021	4.00	9-1-2032	350,000	347,810
City & County of San Francisco Community Facilities District No. 2016-1 Improvement Area No. 1 Series 2021	4.00	9-1-2033	865,000	856,879
City & County of San Francisco Community Facilities District No. 2016-1 Improvement Area No. 1 Series 2021	4.00	9-1-2034	700,000	692,245
City & County of San Francisco Community Facilities District No. 2016-1 Improvement Area No. 1 Series A144A	4.00	9-1-2032	1,150,000	1,120,493
City & County of San Francisco Infrastructure & Revitalization Financing District No. 1 Series A144A	5.00	9-1-2027	500,000	513,762
City of Fontana Community Facilities District No. 90	3.00	9-1-2025	110,000	105,948
City of Fontana Community Facilities District No. 90	4.00	9-1-2026	110,000	109,675
City of Fontana Community Facilities District No. 90	4.00	9-1-2027	125,000	125,001
City of Fontana Community Facilities District No. 90	4.00	9-1-2028	255,000	255,331
City of Fontana Community Facilities District No. 90	4.00	9-1-2030	140,000	139,513
City of Fontana Community Facilities District No. 90	4.00	9-1-2032	300,000	298,350
City of Fremont Community Facilities District No. 1	5.00	9-1-2024	1,000,000	1,013,008
City of Lincoln Community Facilities District No. 2003-1	4.00	9-1-2024	600,000	603,862
City of Lincoln Community Facilities District No. 2003-1	5.00	9-1-2025	550,000	568,377
City of Roseville Fiddyment Ranch Community Facilities District No. 1 Series A	5.00	9-1-2024	1,905,000	1,929,781
City of Roseville Fiddyment Ranch Community Facilities District No. 1 Series A	5.00	9-1-2029	1,595,000	1,684,225
City of Sacramento Transient Occupancy Tax Revenue Series A	5.00	6-1-2027	575,000	612,855
City of San Diego Community Facilities District No. 2	4.00	9-1-2030	435,000	455,913
Commerce Community Development Commission Successor Agency Series A (AGM Insured)	5.00	8-1-2023	600,000	600,660
Compton Community Redevelopment Successor Agency Series A (AGM Insured)	5.00	8-1-2025	4,095,000	4,246,623
Fairfield Redevelopment Agency	5.00	8-1-2023	1,025,000	1,026,263
The accompanying notes are an integral part of these financial statements.
18 | Allspring California Limited-Term Tax-Free Fund

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Tax revenue (continued)
Hollister Redevelopment Successor Agency Hollister Community Development Project (BAM Insured)	5.00%	10-1-2026	$700,000	$717,742
Inglewood Redevelopment Successor Agency Refunding Bond Subordinate Lien Merged Redevelopment Project Series A (BAM Insured)	5.00	5-1-2025	1,000,000	1,028,319
Irwindale Community Redevelopment Agency City Industrial Development Project (AGM Insured)	5.00	7-15-2023	375,000	375,177
Lancaster Redevelopment Successor Agency Combined Redevelopment Project Areas (AGM Insured)	5.00	8-1-2024	870,000	885,626
Lancaster Redevelopment Successor Agency Combined Redevelopment Project Areas (AGM Insured)	5.00	8-1-2029	400,000	426,447
Oakdale Community Redevelopment Agency Series A (AGM Insured)	5.00	6-1-2027	350,000	376,105
Orange County Community Facilities District No. 2015-1 Series A	5.00	8-15-2023	365,000	365,391
Orange County Community Facilities District No. 2015-1 Series A	5.00	8-15-2025	325,000	332,538
Pittsburg Successor Agency Redevelopment Agency (AGM Insured)	5.00	8-1-2023	780,000	780,886
Poway Unified School District Public Financing Authority District No. 6 Series B (BAM Insured)	5.00	9-1-2024	1,115,000	1,138,515
Poway Unified School District Public Financing Authority District No. 6 Series B (BAM Insured)	5.00	9-1-2025	775,000	807,955
Richmond County Redevelopment Successor Agency Series A (BAM Insured)	4.50	9-1-2025	160,000	162,202
Richmond County Redevelopment Successor Agency Series A (BAM Insured)	5.00	9-1-2023	265,000	265,625
Richmond County Redevelopment Successor Agency Series A (BAM Insured)	5.00	9-1-2025	150,000	152,934
River Islands Public Financing Authority Community Facilities District No. 2003-1 Series A-1 (AGM Insured)	5.00	9-1-2026	130,000	137,528
River Islands Public Financing Authority Community Facilities District No. 2003-1 Series A-1 (AGM Insured)	5.00	9-1-2027	225,000	243,011
River Islands Public Financing Authority Community Facilities District No. 2003-1 Series A-1 (AGM Insured)	5.00	9-1-2028	200,000	220,364
River Islands Public Financing Authority Community Facilities District No. 2003-1 Series A-1 (AGM Insured)	5.00	9-1-2029	200,000	224,601
River Islands Public Financing Authority Community Facilities District No. 2003-1 Series A-1 (AGM Insured)	5.00	9-1-2030	325,000	371,157
River Islands Public Financing Authority Community Facilities District No. 2021-1	4.00	9-1-2030	200,000	196,139
River Islands Public Financing Authority Community Facilities District No. 2021-1	4.00	9-1-2031	500,000	488,915
Riverside County Redevelopment Successor Agency Desert Communities Project Series D	5.00	10-1-2023	470,000	471,760
Riverside County Redevelopment Successor Agency Project Area No. 1 Series A	5.00	10-1-2023	460,000	461,723
Roseville Finance Authority Series A	5.00	9-1-2023	400,000	401,121
Roseville Finance Authority Series A	5.00	9-1-2029	300,000	327,443
San Francisco City & County Redevelopment Successor Agency Community Facilities District No. 6 Series A	5.00	8-1-2025	1,600,000	1,607,272
South Orange County Public Financing Authority Series A	5.00	8-15-2024	1,425,000	1,447,629
Stockton Redevelopment Successor Agency Series A (AGM Insured)	5.00	9-1-2025	1,675,000	1,732,025
The accompanying notes are an integral part of these financial statements.
Allspring California Limited-Term Tax-Free Fund  | 19

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Tax revenue (continued)
Successor Agency to the Richmond County Redevelopment Agency Series A (BAM Insured)	4.00%	9-1-2027	$1,150,000	$1,188,569
Successor Agency to the Upland Community Redevelopment Agency Merged Project Tax Allocation Bond (AGM Insured)	5.00	9-1-2023	1,000,000	1,002,517
Tracy Community Facilities District No. 2016-01	4.00	9-1-2024	135,000	134,596
Tracy Community Facilities District No. 2016-01	4.00	9-1-2025	155,000	154,305
Tracy Community Facilities District No. 2016-01	5.00	9-1-2028	425,000	447,187
Transbay Joint Powers Authority Transbay Redevelopment Project Tax Increment Series A	5.00	10-1-2029	500,000	542,615
Transbay Joint Powers Authority Transbay Redevelopment Project Tax Increment Series A	5.00	10-1-2030	500,000	546,052
Transbay Joint Powers Authority Transbay Redevelopment Project Tax Increment Series A	5.00	10-1-2031	400,000	436,567
Tustin Community Facilities District No. 6-1 Series A	5.00	9-1-2025	1,000,000	1,031,939
Yuba City Redevelopment Agency (AGM Insured)	5.00	9-1-2025	750,000	775,534
				44,277,861
Tobacco revenue: 1.88%
California County Tobacco Securitization Agency Series A	5.00	6-1-2030	450,000	496,590
California County Tobacco Securitization Agency Series A	5.00	6-1-2031	550,000	605,874
California County Tobacco Securitization Agency Series A	5.00	6-1-2032	300,000	329,700
California County Tobacco Securitization Agency Sonoma County Securitization Corp. Series A	5.00	6-1-2029	950,000	1,035,986
California County Tobacco Securitization Agency Sonoma County Securitization Corp. Series A	5.00	6-1-2030	200,000	220,707
California County Tobacco Securitization Agency Sonoma County Securitization Corp. Series A	5.00	6-1-2031	225,000	249,319
California County Tobacco Securitization Agency Sonoma County Securitization Corp. Series A	5.00	6-1-2032	250,000	276,330
Golden State Tobacco Securitization Corp. Series A-1	5.00	6-1-2026	3,000,000	3,185,236
Golden State Tobacco Securitization Corp. Series A-1	5.00	6-1-2028	1,000,000	1,086,901
				7,486,643
Transportation revenue: 1.64%
Bay Area Toll Authority Series A (Barclays Bank PLC LOC)ø	3.00	4-1-2055	2,000,000	2,000,000
Bay Area Toll Authority Series E (SIFMA Municipal Swap+0.41%)±	4.42	4-1-2056	1,500,000	1,458,741
Sacramento Regional Transit District Series A	5.00	3-1-2031	410,000	473,787
Sacramento Regional Transit District Series A	5.00	3-1-2033	1,425,000	1,639,615
San Joaquin Hills Transportation Corridor Agency Series A	5.00	1-15-2030	865,000	955,334
				6,527,477
Utilities revenue: 9.47%
California Community Choice Financing Authority Series A-1	4.00	2-1-2027	2,290,000	2,307,722
California Community Choice Financing Authority Series A-1	4.00	2-1-2028	2,810,000	2,826,901
California Community Choice Financing Authority Series A-1øø	5.00	12-1-2053	6,000,000	6,260,469
California Community Choice Financing Authority Series B-2 (SIFMA Municipal Swap+0.45%)±	4.46	2-1-2052	7,000,000	6,600,712
California Community Choice Financing Authority Clean Energy Project Green Bond Series Aøø	4.00	10-1-2052	11,650,000	11,600,232
The accompanying notes are an integral part of these financial statements.
20 | Allspring California Limited-Term Tax-Free Fund

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Utilities revenue (continued)
California Community Choice Financing Authority Clean Energy Project Green Bond Series Cøø	5.25%	1-1-2054	$6,000,000	$6,276,593
California Statewide Communities Development Authority Southern California Edison Co. Series A	1.75	9-1-2029	1,500,000	1,273,091
City of Vernon Electric System Revenue Series 2022-A	5.00	8-1-2026	600,000	617,163
				37,762,883
Water & sewer revenue: 2.11%
California Pollution Control Financing Authority Poseidon Resources Channelside LP AMT144A	5.00	7-1-2031	2,885,000	3,092,843
Lower Tule River Irrigation District Series A	5.00	8-1-2027	680,000	731,067
Lower Tule River Irrigation District Series A	5.00	8-1-2031	700,000	794,165
Middle Fork Project Finance Authority	5.00	4-1-2029	3,525,000	3,788,739
				8,406,814
				358,108,422
Guam: 1.29%
Airport revenue: 0.33%
Port Authority of Guam Series B AMT	5.00	7-1-2023	540,000	540,000
Port Authority of Guam Series B AMT	5.00	7-1-2024	750,000	756,079
				1,296,079
Miscellaneous revenue: 0.96%
Guam Education Financing Foundation Series A COP	5.00	10-1-2023	3,840,000	3,838,046
				5,134,125
Illinois: 0.56%
Housing revenue: 0.17%
Metropolitan Pier & Exposition Authority Series B	5.00	12-15-2025	650,000	667,187
Tax revenue: 0.39%
Sales Tax Securitization Corp. Series A	5.00	1-1-2026	1,500,000	1,556,775
				2,223,962
New York: 1.41%
Airport revenue: 0.11%
New York Transportation Development Corp. JFK International Airport Terminal LLC Series A AMT	5.00	12-1-2032	400,000	429,220
Industrial development revenue: 1.30%
New York Transportation Development Corp. Delta Air Lines, Inc. Series A AMT	5.00	1-1-2029	5,000,000	5,186,924
				5,616,144
Texas: 0.75%
Industrial development revenue: 0.75%
City of Houston Airport System Revenue United Airlines, Inc. AMT	5.00	7-1-2029	3,000,000	3,009,886
Total municipal obligations (Cost $386,498,755)				374,092,539
The accompanying notes are an integral part of these financial statements.
Allspring California Limited-Term Tax-Free Fund  | 21

Portfolio of investments—June 30, 2023

		Yield	Shares	Value
Short-term investments: 5.05%
Investment companies: 5.05%
Allspring Municipal Cash Management Money Market Fund Institutional Class♠∞		4.07%	20,146,985	$20,151,015
Total short-term investments (Cost $20,151,015)				20,151,015
Total investments in securities (Cost $406,649,770)	98.86%			394,243,554
Other assets and liabilities, net	1.14			4,562,316
Total net assets	100.00%			$398,805,870

±	Variable rate investment. The rate shown is the rate in effect at period end.
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
øø	The interest rate is determined and reset by the issuer periodically depending upon the terms of the security. The rate shown is the rate in effect at period end.
¤	The security is issued in zero coupon form with no periodic interest payments.
€	The security is an auction-rate security which has an interest rate that resets at predetermined short-term intervals through a Dutch auction. The rate shown is the rate in effect at period end.
ø
Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.

♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
AGM	Assured Guaranty Municipal
AMT	Alternative minimum tax
BAM	Build America Mutual Assurance Company
BAN	Bond anticipation note
CAB	Capital appreciation bond
CDA	Community Development Authority
COP	Certificate of participation
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GO	General obligation
HFFA	Health Facilities Financing Authority
LIQ	Liquidity agreement
LOC	Letter of credit
NPFGC	National Public Finance Guarantee Corporation
PFA	Public Finance Authority
SIFMA	Securities Industry and Financial Markets Association
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Municipal Cash Management Money Market Fund Institutional Class	$26,507,817	$312,934,301	$(319,278,737)	$(11,315)	$(1,051)	$20,151,015	20,146,985	$341,335
The accompanying notes are an integral part of these financial statements.
22 | Allspring California Limited-Term Tax-Free Fund

Statement of assets and liabilities—June 30, 2023
Financial statements
Statement of assets and liabilities

Assets
Investments in unaffiliated securities, at value (cost $386,498,755)	$374,092,539
Investments in affiliated securities, at value (cost $20,151,015)	20,151,015
Cash	97,968
Receivable for interest	4,860,981
Receivable for investments sold	320,000
Receivable for Fund shares sold	170,856
Prepaid expenses and other assets	33,733
Total assets	399,727,092
Liabilities
Payable for Fund shares redeemed	493,991
Dividends payable	245,320
Management fee payable	94,919
Administration fees payable	35,136
Distribution fee payable	1,301
Trustees’ fees and expenses payable	202
Accrued expenses and other liabilities	50,353
Total liabilities	921,222
Total net assets	$398,805,870
Net assets consist of
Paid-in capital	$427,138,263
Total distributable loss	(28,332,393)
Total net assets	$398,805,870
Computation of net asset value and offering price per share
Net assets–Class A	$77,257,706
Shares outstanding–Class A1	7,721,234
Net asset value per share–Class A	$10.01
Maximum offering price per share – Class A2	$10.21
Net assets–Class C	$2,017,581
Shares outstanding–Class C1	201,663
Net asset value per share–Class C	$10.00
Net assets–Administrator Class	$68,022,765
Shares outstanding–Administrator Class[1]	6,903,488
Net asset value per share–Administrator Class	$9.85
Net assets–Institutional Class	$251,507,818
Shares outstanding–Institutional Class[1]	25,531,363
Net asset value per share–Institutional Class	$9.85

[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/98 of net asset value. On investments of $100,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.
Allspring California Limited-Term Tax-Free Fund  | 23

Statement of operations—year ended June 30, 2023
Statement of operations
Investment income
Interest	$12,305,915
Income from affiliated securities	341,335
Total investment income	12,647,250
Expenses
Management fee	1,869,022
Administration fees
Class A	164,213
Class C	4,294
Administrator Class	61,102
Institutional Class	241,085
Shareholder servicing fees
Class A	256,224
Class C	6,682
Administrator Class	152,734
Distribution fee
Class C	20,046
Custody and accounting fees	25,223
Professional fees	76,097
Registration fees	58,277
Shareholder report expenses	33,826
Trustees’ fees and expenses	22,016
Other fees and expenses	15,235
Total expenses	3,006,076
Less: Fee waivers and/or expense reimbursements
Fund-level	(134,875)
Class A	(29,268)
Class C	(619)
Administrator Class	(104,951)
Net expenses	2,736,363
Net investment income	9,910,887
Realized and unrealized gains (losses) on investments
Net realized losses on
Unaffiliated securities	(3,357,764)
Affiliated securities	(11,315)
Net realized losses on investments	(3,369,079)
Net change in unrealized gains (losses) on
Unaffiliated securities	(180,469)
Affiliated securities	(1,051)
Net change in unrealized gains (losses) on investments	(181,520)
Net realized and unrealized gains (losses) on investments	(3,550,599)
Net increase in net assets resulting from operations	$6,360,288
The accompanying notes are an integral part of these financial statements.
24 | Allspring California Limited-Term Tax-Free Fund

Statement of changes in net assets
Statement of changes in net assets
	Year ended June 30, 2023		Year ended June 30, 2022
Operations
Net investment income		$9,910,887		$8,592,270
Net realized losses on investments		(3,369,079)		(3,552,858)
Net change in unrealized gains (losses) on investments		(181,520)		(31,547,062)
Net increase (decrease) in net assets resulting from operations		6,360,288		(26,507,650)
Distributions to shareholders from
Net investment income and net realized gains
Class A		(1,970,855)		(1,417,298)
Class C		(30,531)		(31,263)
Administrator Class		(1,313,609)		(523,074)
Institutional Class		(6,593,300)		(6,623,021)
Total distributions to shareholders		(9,908,295)		(8,594,656)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	4,496,273	45,256,530	1,227,534	13,008,495
Class C	24,111	241,756	33,146	337,374
Administrator Class	4,741,382	46,670,346	605,760	6,178,113
Institutional Class	14,335,725	140,995,894	27,358,468	278,656,194
		233,164,526		298,180,176
Reinvestment of distributions
Class A	185,862	1,856,224	123,975	1,295,806
Class C	2,977	29,737	2,931	30,594
Administrator Class	132,628	1,304,260	50,858	522,681
Institutional Class	412,877	4,060,303	401,807	4,129,632
		7,250,524		5,978,713
Payment for shares redeemed
Class A	(5,426,559)	(54,188,980)	(2,790,407)	(29,285,529)
Class C	(199,423)	(1,997,044)	(169,911)	(1,775,351)
Administrator Class	(1,204,247)	(11,826,273)	(469,763)	(4,841,204)
Institutional Class	(28,090,055)	(274,521,818)	(26,317,874)	(269,536,298)
		(342,534,115)		(305,438,382)
Net decrease in net assets resulting from capital share transactions		(102,119,065)		(1,279,493)
Total decrease in net assets		(105,667,072)		(36,381,799)
Net assets
Beginning of period		504,472,942		540,854,741
End of period		$398,805,870		$504,472,942
The accompanying notes are an integral part of these financial statements.
Allspring California Limited-Term Tax-Free Fund  | 25

Financial highlights
Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
Class A	2023	2022	2021	2020	2019
Net asset value, beginning of period	$10.03	$10.76	$10.71	$10.76	$10.61
Net investment income	0.19 [1]	0.15 [1]	0.16	0.19	0.20
Net realized and unrealized gains (losses) on investments	(0.02)	(0.73)	0.05	(0.05)	0.15
Total from investment operations	0.17	(0.58)	0.21	0.14	0.35
Distributions to shareholders from
Net investment income	(0.19)	(0.15)	(0.16)	(0.19)	(0.20)
Net asset value, end of period	$10.01	$10.03	$10.76	$10.71	$10.76
Total return[2]	1.73%	(5.42)%	1.99%	1.30%	3.33%
Ratios to average net assets (annualized)
Gross expenses	0.86%	0.85%	0.85%	0.85%	0.85%
Net expenses	0.80%	0.80%	0.80%	0.80%	0.80%
Net investment income	1.92%	1.44%	1.51%	1.76%	1.87%
Supplemental data
Portfolio turnover rate	35%	32%	18%	27%	11%
Net assets, end of period (000s omitted)	$77,258	$84,928	$106,602	$108,189	$101,765

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.
26 | Allspring California Limited-Term Tax-Free Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
Class C	2023	2022	2021	2020	2019
Net asset value, beginning of period	$10.03	$10.76	$10.71	$10.76	$10.61
Net investment income	0.11 [1]	0.07 [1]	0.08 [1]	0.11 [1]	0.12
Net realized and unrealized gains (losses) on investments	(0.02)	(0.73)	0.05	(0.05)	0.15
Total from investment operations	0.09	(0.66)	0.13	0.06	0.27
Distributions to shareholders from
Net investment income	(0.12)	(0.07)	(0.08)	(0.11)	(0.12)
Net asset value, end of period	$10.00	$10.03	$10.76	$10.71	$10.76
Total return[2]	0.87%	(6.13)%	1.23%	0.54%	2.56%
Ratios to average net assets (annualized)
Gross expenses	1.60%	1.59%	1.59%	1.60%	1.60%
Net expenses	1.55%	1.55%	1.55%	1.55%	1.55%
Net investment income	1.14%	0.68%	0.75%	1.01%	1.12%
Supplemental data
Portfolio turnover rate	35%	32%	18%	27%	11%
Net assets, end of period (000s omitted)	$2,018	$3,751	$5,464	$11,981	$19,929

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.
Allspring California Limited-Term Tax-Free Fund  | 27

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
Administrator Class	2023	2022	2021	2020	2019
Net asset value, beginning of period	$9.88	$10.60	$10.55	$10.60	$10.45
Net investment income	0.21 [1]	0.17 [1]	0.18 [1]	0.21 [1]	0.22
Net realized and unrealized gains (losses) on investments	(0.03)	(0.72)	0.05	(0.05)	0.15
Total from investment operations	0.18	(0.55)	0.23	0.16	0.37
Distributions to shareholders from
Net investment income	(0.21)	(0.17)	(0.18)	(0.21)	(0.22)
Net asset value, end of period	$9.85	$9.88	$10.60	$10.55	$10.60
Total return	1.83%	(5.24)%	2.21%	1.50%	3.56%
Ratios to average net assets (annualized)
Gross expenses	0.80%	0.79%	0.79%	0.78%	0.79%
Net expenses	0.60%	0.60%	0.60%	0.60%	0.60%
Net investment income	2.15%	1.65%	1.71%	1.95%	2.07%
Supplemental data
Portfolio turnover rate	35%	32%	18%	27%	11%
Net assets, end of period (000s omitted)	$68,023	$31,947	$32,294	$36,591	$108,484

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.
28 | Allspring California Limited-Term Tax-Free Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
Institutional Class	2023	2022	2021	2020	2019
Net asset value, beginning of period	$9.87	$10.59	$10.54	$10.59	$10.44
Net investment income	0.22 [1]	0.18	0.19	0.22	0.23
Net realized and unrealized gains (losses) on investments	(0.02)	(0.72)	0.05	(0.05)	0.15
Total from investment operations	0.20	(0.54)	0.24	0.17	0.38
Distributions to shareholders from
Net investment income	(0.22)	(0.18)	(0.19)	(0.22)	(0.23)
Net asset value, end of period	$9.85	$9.87	$10.59	$10.54	$10.59
Total return	2.04%	(5.15)%	2.31%	1.60%	3.66%
Ratios to average net assets (annualized)
Gross expenses	0.53%	0.52%	0.52%	0.52%	0.52%
Net expenses	0.50%	0.50%	0.50%	0.50%	0.50%
Net investment income	2.19%	1.74%	1.81%	2.06%	2.17%
Supplemental data
Portfolio turnover rate	35%	32%	18%	27%	11%
Net assets, end of period (000s omitted)	$251,508	$383,847	$396,495	$380,649	$322,273

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.
Allspring California Limited-Term Tax-Free Fund  | 29

Notes to financial statements
Notes to financial statements
1.
ORGANIZATION
Allspring Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring California Limited-Term Tax-Free Fund  (the “Fund”) which is a diversified series of the Trust.
2.
SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Funds may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC (“Allspring Funds Management”), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.
Distributions to shareholders
Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s  tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
30 | Allspring California Limited-Term Tax-Free Fund

Notes to financial statements
As of June 30, 2023, the aggregate cost of all investments for federal income tax purposes was $406,709,872 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$718,447
Gross unrealized losses	(13,184,765)
Net unrealized losses	$(12,466,318)
As of June 30, 2023, the Fund had capital loss carryforwards which consist of $11,704,570 in short-term capital losses and $5,050,911 in long-term capital losses.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3.
FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2023:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Municipal obligations	$0	$374,092,539	$0	$374,092,539
Short-term investments
Investment companies	20,151,015	0	0	20,151,015
Total assets	$20,151,015	$374,092,539	$0	$394,243,554
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended June 30, 2023, the Fund did not have any transfers into/out of Level 3.
4.
TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative
Allspring California Limited-Term Tax-Free Fund  | 31

Notes to financial statements
services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.400%
Next $500 million	0.375
Next $2 billion	0.350
Next $2 billion	0.325
Next $5 billion	0.290
Over $10 billion	0.280
For the year ended June 30, 2023, the management fee was equivalent to an annual rate of 0.40% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC, an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.15% and declining to 0.05% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.15%
Class C	0.15
Administrator Class	0.10
Institutional Class	0.08
Prior to June 30, 2023, the class-level administration fee for Class A and Class C was 0.16% of the average daily net assets of each respective class.
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund.  When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through October 31, 2023 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of June 30, 2023, the contractual expense caps are as follows:
EXPENSE RATIO CAPS
Class A	0.80%
Class C	1.55
Administrator Class	0.60
Institutional Class	0.50
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC (“Allspring Funds Distributor”), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate up to 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended June 30, 2023, Allspring Funds Distributor received $142 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended June 30, 2023.
32 | Allspring California Limited-Term Tax-Free Fund

Notes to financial statements
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class are charged a fee at an annual rate up to 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of the Fund.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $35,456,153, $25,020,000 and $0 in interfund purchases, sales and net realized gains (losses), respectively, during the year ended June 30, 2023.
5.
INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2023 were $149,464,108 and $198,027,026, respectively.
6.
BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
For the year ended June 30, 2023, there were no borrowings by the Fund under the agreement.
7.
DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid was $9,908,295 and $8,594,656 of tax-exempt income for the years ended June 30, 2023 and June 30, 2022, respectively.
As of June 30, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed tax-exempt income	Unrealized losses	Capital loss carryforward
$1,134,726	$(12,466,318)	$(16,755,481)
8.
CONCENTRATION RISK
The Fund invests a substantial portion of its assets in issuers of municipal debt securities located in a single state or territory of the U.S. Therefore, it may be more affected by economic and political developments in that state or region than would be a comparable general tax-exempt fund. As of the end of the period, the Fund’s investments were concentrated in the state of California.
9.
INDEMNIFICATION
Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
Allspring California Limited-Term Tax-Free Fund  | 33

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring California Limited-Term Tax-Free Fund (the Fund), one of the funds constituting Allspring Funds Trust, including the portfolio of investments, as of June 30, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of June 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of June 30, 2023, by correspondence with the custodian and transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
August 25, 2023
34 | Allspring California Limited-Term Tax-Free Fund

Other information (unaudited)
Other information
Tax information
Pursuant to Section 852 of the Internal Revenue Code, 100% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended June 30, 2023.
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-259-3305, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Quarterly portfolio holdings information
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Allspring California Limited-Term Tax-Free Fund  | 35

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 127 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015
Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong
Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of
Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International
Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life
Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent
Memorial Hospital Foundation (non-profit organization). Mr. Ebsworth is a CFA charterholder.
N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018
Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning
Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens &
Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead
Independent Director and chair of the Audit Committee. Board member of the Russell Exchange
Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.
N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019
Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of
CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011,
Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and
Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to
2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the
Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory board of
Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).
N/A
David F. Larcker (Born 1950)	Trustee, since 2009
Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of
Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the
Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate
Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of
Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The
Wharton School, University of Pennsylvania from 1985 to 2005.
N/A
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018
International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the
University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center
on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic
Research. Previously taught at Cornell University from 1978 to 1993.
N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018
President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of
NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.
N/A
1
The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.

36 | Allspring California Limited-Term Tax-Free Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Trustee, since 2018
Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to
2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell
Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays
Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays
Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-
profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of
Columbia Bar Associations.
N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019
Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner,
Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for
Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-
2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive
Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner,
Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination
Medical Center Corporation. Board member of the Minnesota Wild Foundation.
N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Allspring California Limited-Term Tax-Free Fund  | 37

Other information (unaudited)
Officers1
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017
President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund
Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital
Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated
Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Complex)
Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen
Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022
Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance
Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015
Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.

Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021
Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department
from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at
Morgan, Lewis & Bockius LLP from 2008 to 2015.

1 For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

38 | Allspring California Limited-Term Tax-Free Fund

Other information (unaudited)
Board consideration of investment management and sub-advisory agreements:
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Allspring Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 15-17, 2023 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for the Allspring California Limited-Term Tax-Free Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Allspring Funds Management, LLC (“Allspring Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Allspring Global Investments, LLC (the “Sub-Adviser”), an affiliate of Allspring Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Allspring Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2023, and at the Meeting, the Trustees conferred extensively among themselves and with representatives of Allspring Funds Management about these matters. The Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
The Board noted that it initially approved the Advisory Agreements at a Board meeting held in May 2021, each for a two-year term, in advance of the sale of Wells Fargo Asset Management to Allspring Global Investments Holdings, LLC,1 a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Trustees also noted that, while they did not specifically consider the continuation of the Advisory Agreements in 2022 as a result of the two-year term that was approved in 2021, the Trustees received and considered certain information at a Board meeting held in April 2022 that was applicable to the Advisory Agreements, including an overview and financial review of the Allspring Global Investments business, information regarding certain ancillary agreements that were approved by the Board at the April 2022 Board meeting, and comparative data regarding Fund fees and expenses.
In providing information to the Board, Allspring Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2023. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interactions with Allspring Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Allspring Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent, and quality of services
The Board received and considered various information regarding the nature, extent, and quality of services provided to the Fund by Allspring Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Allspring Global Investments, of which Allspring Funds Management and the Sub-Adviser are a part, and a summary of investments made in the Allspring Global Investments business. The Board also considered information about retention arrangements with respect to key personnel of Allspring Global Investments that were put in place in connection with the Transaction. The Board took into account information about the services that continue to be provided by Wells Fargo & Co. and/or its affiliates (“Wells Fargo”) since the Transaction under a transition services agreement and the anticipated timeline for exiting the transition services agreement. In addition, the Board received and considered information about the full range of services provided to the Fund by Allspring Funds Management and its affiliates.
1
The trade name for the asset management firm that includes Allspring Funds Management and the Sub-Adviser is “Allspring Global Investments.”

Allspring California Limited-Term Tax-Free Fund  | 39

Other information (unaudited)
The Board considered the qualifications, background, tenure, and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Allspring Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel.
The Board further considered the compliance programs and compliance records of Allspring Funds Management and the Sub-Adviser. The Board received and considered information about Allspring Global Investments’ risk management functions, which included information about Allspring Funds Management’s and the Sub-Adviser’s business continuity plans, their approaches to data privacy and cybersecurity, and Allspring Funds Management’s role as administrator of the Fund’s liquidity risk management program. The Board also received and considered information about Allspring Funds Management’s intermediary and vendor oversight program.
Fund investment performance and expenses
The Board considered the investment performance results for the Fund over various time periods ended December 31, 2022. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was lower than the average investment performance of the Universe for all periods under review, except that the investment performance of the Fund was higher than the average investment performance of the Universe for the ten-year period under review. The Board also noted that the investment performance of the Fund was lower than the investment performance of its benchmark index, the Bloomberg Municipal Bond 1-5 Year Blend Index, for all periods under review, except that the investment performance of the Fund was in range of its benchmark index for the ten-year period under review. The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Fund’s investment performance.
The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were in range of the median net operating expense ratios of the expense Groups for the all share classes, except that the net operating expense ratios of the Fund were higher than the median net operating expense ratios of the expense Groups for the Administrator Class.
The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment management and sub-advisory fee rates
The Board reviewed and considered the contractual fee rates payable by the Fund to Allspring Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Allspring Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Allspring Funds Management to the Sub-Adviser for investment sub-advisory services. It was noted that advisory fee waivers, if any, are at the fund level and not class level.
Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were in range of the sum of these average rates for the Fund’s expense Groups for all share classes, except that the Management Rates of the Fund were lower than the sum of these average rates for the Fund’s expense Groups for the Institutional Class.
The Board also received and considered information about the portion of the total management fee that was retained by Allspring Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Allspring Funds Management and not delegated to or assumed by the Sub-Adviser, and about Allspring Funds Management’s on-going oversight services. Given the affiliation between Allspring Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Allspring Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

40 | Allspring California Limited-Term Tax-Free Fund

Other information (unaudited)
Profitability
The Board received and considered information concerning the profitability of Allspring Funds Management, as well as the profitability of Allspring Global Investments, from providing services to the fund complex as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the complex was subsumed in the Allspring Global Investments profitability analysis.
Allspring Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and differences in how Allspring Global Investments calculates its pre-tax profit metric versus the methodology used when Allspring Funds Management was part of Wells Fargo. It was noted that the impact of such differences had only minor impact on the financial results presented. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type, and age of fund.
Based on its review, the Board did not deem the profits reported by Allspring Funds Management or Allspring Global Investments from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Allspring Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Allspring Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Allspring Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
Other benefits to Allspring Funds Management and the Sub-Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Allspring Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that Allspring Funds Distributor, LLC, an affiliate of Allspring Funds Management, receives distribution-related fees in respect of shares sold or held through it.
The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser and fees earned in the past by Allspring Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund complex’s securities lending collateral.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

Allspring California Limited-Term Tax-Free Fund  | 41

Other information (unaudited)
Liquidity risk management program
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, which is reasonably designed to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund’s investment manager, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the “Council”) composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 16-17, 2023, the Board received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2022 through December 31, 2022 (the “Reporting Period”). The Report noted significant liquidity events impacting the Funds related to extended foreign market holidays as well as the difficulty of trading and settlement of most Russia-related securities due to sanctions activity. The Report noted that there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage the Fund’s, including the Fund’s, liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

42 | Allspring California Limited-Term Tax-Free Fund

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For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2023 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-07102023-d0z76vp6 0823
AR0033 06-23

Allspring California Tax-Free Fund
Annual Report
June 30, 2023

The views expressed and any forward-looking statements are as of June 30, 2023, unless otherwise noted, and are those of the Fund’s portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.
Allspring California Tax-Free Fund  | 1

Letter to shareholders (unaudited)

Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring California Tax-Free Fund for the 12-month period that ended June 30, 2023. Globally, stocks and bonds experienced heightened volatility through the period. The market was focused on persistently high inflation and the impact of ongoing aggressive central bank rate hikes. Compounding these concerns were the global reverberations of the Russia-Ukraine war. Riskier assets rallied in 2023, with anticipation of an end to the tight monetary policy despite concerns of a possible impending recession. After suffering deep and broad losses through 2022, bonds now benefit from a base of higher yields that can help generate higher income. However, ongoing rate hikes continued to be a headwind during recent months.
For the 12-month period, stocks generally outperformed bonds—both domestic U.S. and global. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 19.59%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 12.72%, while the MSCI EM Index (Net) (USD)3 had more muted performance, with a gain of 1.75%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -0.94%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 fell 1.83%, the Bloomberg Municipal Bond Index6 gained 3.19%, and the ICE BofA U.S. High Yield Index7 returned 8.97%.
Despite high inflation and central bank rate hikes, markets rallied.
Markets rebounded from a rough first half of the calendar year in July 2022, led by U.S. stocks. While U.S. economic activity showed signs of waning, the country’s labor market remained strong:  July nonfarm payrolls grew by more than 500,000 and U.S. unemployment dipped to 3.5%. Meanwhile, crude oil and retail gasoline prices—major contributors to recent overall inflation—fell substantially from earlier highs. And while U.S. home prices rose, sales fell as houses became less affordable with mortgage rates at a 13-year high. The Federal Reserve (Fed) raised the federal funds rate 0.75% in July—to a range of 2.25% to 2.50%—and forecasts pointed to further rate hikes.
August was a broadly challenging month. High inflation persisted, cresting 9% in the eurozone on an annual basis and remaining above 8% in the U.S. despite the Fed’s aggressive monetary policy and a major drop in global crude oil and gasoline prices from their June peak. One positive was the resilient U.S. jobs market. However, the Fed’s job was clearly not complete. One longer-term bright spot was the U.S. Congress’s passage of the Inflation Reduction Act. Its primary stated goals include to reduce inflation (though not immediately) by curbing the deficit, capping health care spending by seniors, and investing in domestic sources of clean energy.
“ Markets rebounded from a rough first half of the calendar year in July 2022, led by U.S. stocks. While U.S. economic activity showed signs of waning, the country’s labor market remained strong. ”
1
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.
2
The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source:  MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
3
The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.
4
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
5
The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
6
The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
7
The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high yield bonds. The index tracks the performance of high yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2023. ICE Data Indices, LLC. All rights reserved.
2 | Allspring California Tax-Free Fund

Letter to shareholders (unaudited)
In September, all asset classes suffered further major losses. Central banks kept up their battle against rapidly rising prices with more rate hikes. The strength of the U.S. dollar weighed on results for investors holding non-U.S.-dollar assets. U.S. mortgage rates jumped to near 7% on 30-year fixed-rate mortgages; the decreased housing affordability began to cool demand somewhat. The U.K. experienced a sharp sell-off of government bonds and the British pound in September as investors panicked in response to a new government budget that was seen as financially unsound. The Bank of England (BoE) then stepped in and bought long-dated government bonds.
Equities had a reprieve in October. Globally, developed markets outpaced emerging market equities, which were hurt by weakness among Chinese stocks. Central banks continued to try to curtail high inflation with aggressive interest rate hikes. Geopolitical risks persisted, including the ongoing Russia-Ukraine war and economic, financial market, and political turmoil in the U.K. Concerns over Europe’s energy crisis eased thanks to unseasonably warm weather and plentiful gas on hand. The U.S. labor market continued its resilience against rising prices as unemployment remained near a record low.
Stocks and bonds rallied in November. Economic news was encouraging, driven by U.S. labor market strength. Although central banks kept increasing rates, hopes rose for an easing in the pace of rate hikes and a possible end to central bank monetary tightening in 2023. Although inflation remained at record highs in the eurozone, we began to see signs of a possible decline in inflationary pressures as U.S. inflation moderated, with a 7.1% annual price rise in November and a monthly price increase of just 0.1%. China’s economic data remained weak, reflecting its zero-COVID-19 policy.
Financial markets cooled in December, with U.S. equities declining overall in response to a weakening U.S. dollar. Fixed income securities ended one of their worst years ever, with generally flat monthly returns as markets weighed the hopes for an end to the monetary tightening cycle with the reality that central banks had not completed their jobs yet. U.S. Consumer Price Index (CPI),1 data showed a strong consistent trend downward, which brought down the 12-month CPI to 6.5% in December from 9.1% in June. Other countries and regions reported still-high but declining inflation rates as the year wound down.
The year 2023 began with a rally across global equities and fixed income securities. Investor optimism rose in response to data indicating declining inflation rates and the reopening of China’s economy with the abrupt end to its zero-COVID-19 policy. The U.S. reported surprisingly strong job gains—employers added more than 500,000 jobs—and unemployment fell to 3.4%, the lowest level since 1969. Meanwhile, wage growth, seen as a potential contributor to ongoing high inflation, continued to moderate. All eyes remained fixed on the Fed and on how many more rate hikes remain in this tightening cycle. The 0.25% federal funds rate hike announced in January was the Fed’s smallest rate increase since March 2022.
Markets declined in February as investors responded unfavorably to resilient economic data. The takeaway:  Central banks would likely continue their monetary tightening cycle for longer than markets had priced in. In this environment—where strong economic data is seen as bad news—the resilient U.S. labor market was seen as a negative while the inflation rate was not falling quickly enough for the Fed, which raised interest rates by 0.25% in early February. Meanwhile, the BoE and the European Central Bank (ECB) both raised rates by 0.50%.
The collapse of Silicon Valley Bank in March, the second-largest banking failure in U.S. history, led to a classic bank run that spread to Europe, where Switzerland’s Credit Suisse was taken over by its rival, UBS. The banking industry turmoil created an additional challenge for central banks in balancing inflationary concerns against potential economic weakening. Meanwhile, recent data pointed to economic strength in the U.S., Europe, and China. And China’s economy continued to rebound after the removal of its COVID-19 lockdown. Inflation rates in the U.S., the U.K., and Europe all remained higher than central bank targets, leading to additional rate hikes in March.
“ The collapse of Silicon Valley Bank in March, the second-largest banking failure in U.S. history, led to a classic bank run that spread to Europe, where Switzerland’s Credit Suisse was taken over by its rival, UBS. ”
1
The U.S. Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
Allspring California Tax-Free Fund  | 3

Letter to shareholders (unaudited)
Economic data released in April pointed to global resilience, as Purchasing Managers Indexes1 in the U.S., U.K., and eurozone beat expectations and China reported first-quarter annualized economic growth of 4.5%. Despite banking industry stress, developed market stocks had monthly gains. The U.S. labor market remained strong, with a 3.5% jobless rate and monthly payroll gains above 200,000. However, uncertainty and inflationary concerns weighed on investors in the U.S. and abroad.
May was marked by a divergence between expanding activity in services and an overall contraction in manufacturing activity in the U.S., U.K., and eurozone. Core inflation remained elevated in the U.S. and Europe, despite the ongoing efforts of the Fed and ECB, which included rate hikes of 0.25% by both in May. Stubborn inflation and the resilient U.S. labor market led to expectations of further interest rate hikes, overall monthly declines across bond indexes, and mixed results for stocks in May. Investor worries over a U.S. debt ceiling impasse were modest, and market confidence was buoyed by a deal in late May to avert a potential U.S. debt default.
June featured the Fed’s first pause on interest rate hikes since March 2022, when it began its aggressive campaign to rein in inflation. However, core CPI, excluding food and energy prices, while continuing to decline, remained stubbornly high in June, at 4.8%, well above the Fed’s 2.0% target rate. With the U.S. unemployment rate still at 3.6%, near a historical low, and U.S. payrolls growing in June for the 30th consecutive month, expectations of more Fed rate hikes were reinforced. However, U.S. and global stocks had strong returns in June.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,

Andrew Owen
President
Allspring Funds
For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.
1
The Purchasing Managers Index (PMI) is an index of the prevailing direction of economic trends in the manufacturing and service sectors. You cannot invest directly in an index.
4 | Allspring California Tax-Free Fund

Letter to shareholders (unaudited)

Notice to Shareholders
 Beginning in July 2024, the Fund will be required by the Securities and Exchange Commission to send shareholders a paper copy of a new tailored shareholder report in place of the full shareholder report that you are now receiving. The tailored shareholder report will contain concise information about the Fund, including certain expense and performance information and fund statistics. If you wish to receive this new tailored shareholder report electronically, please follow the instructions on the back cover of this report.

 Other information that is currently included in the shareholder report, such as the Fund’s financial statements, will be available online and upon request, free of charge, in paper or electronic format.

Allspring California Tax-Free Fund  | 5

Performance highlights (unaudited)
Performance highlights
Investment objective	The Fund seeks current income exempt from federal income tax and California individual income tax.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio manager	Terry J. Goode, Kim Nakahara, Adrian Van Poppel

Average annual total returns (%) as of June 30, 2023
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]
Class A (SCTAX)	10-6-1988	-2.67	-0.05	1.97	1.90	0.88	2.44	0.81	0.75
Class C (SCTCX)	7-1-1993	0.16	0.13	1.83	1.16	0.13	1.83	1.56	1.50
Administrator Class (SGCAX)	12-15-1997	–	–	–	2.11	1.09	2.65	0.75	0.55
Institutional Class (SGTIX)[3]	10-31-2014	–	–	–	2.18	1.16	2.71	0.48	0.48
Bloomberg California Municipal Bond Index[4]	–	–	–	–	3.49	1.76	2.84	–	–
Bloomberg Municipal Bond Index[5]	–	–	–	–	3.19	1.84	2.68	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

[1]
Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the Financial Highlights of this report.

[2]
The manager has contractually committed through October 31, 2023, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.75% for Class A, 1.50% for Class C, 0.55% for Administrator Class and 0.48% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers)
as stated in the prospectuses.

[3]
Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns for the Institutional Class shares would be higher.

[4]	The Bloomberg California Municipal Bond Index is the California component of the Bloomberg Municipal Bond Index. You cannot invest directly in an index.
[5]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to California municipal securities risk, high-yield securities risk, and non-diversification risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the Alternative Minimum Tax (AMT). Any capital gains distributions may be taxable.

6 | Allspring California Tax-Free Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of June 30, 2023[1]

[1]
The chart compares the performance of Class A shares for the most recent ten years with the Bloomberg California Municipal Bond Index and Bloomberg Municipal Bond
Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of
4.50%.

Allspring California Tax-Free Fund | 7

Performance highlights (unaudited)
MANAGER’S DISCUSSION
Fund highlights
•The Fund underperformed its primary benchmark, the Bloomberg California Municipal Bond Index, for the 12-month period that ended June 30, 2023.
•The primary drivers that detracted from performance were the Fund’s longer duration relative to the index, an underweight to general obligation (GO) bonds, and credit quality, with an underweight to the stronger-performing AAA-rated and AA-rated categories.
•Sector allocation was a detractor, with underweights to local GO, transportation, and leasing sub-sectors, all of which outperformed the index.
•Overall security selection contributed to performance, with strong performance in the water/sewer and industrial development revenue/pollution control revenue sub-sectors, in particular. An underweight to lower coupons also helped performance.
Global economies increase lending rates in hopes of taming runaway inflation.
Entering 2022, the excitement of a post-pandemic world gave way to new whispers and fears of higher prices and broad-based inflation caused by supply chain bottlenecks, increased housing costs, wage increases, and employment market distortions. Those fears quickly became reality and prices began to rise at a historic rate. The U.S. Federal Open Market Committee acted quickly and with purpose:  ending open market purchases, reducing its balance sheet, and raising the benchmark overnight lending rate at each monthly meeting through 2022 and early 2023. Fixed income and equity markets fell sharply but began to recover as annual inflation numbers peaked in June and began to recede.
The U.S. unemployment rate, which reached a multigenerational high of more than 14% in the spring of 2020, fell throughout the past year and has settled below 4%. Employers continue to add jobs, especially in service-oriented industries, and the resulting wage increases have further contributed to inflationary pressures. After the U.S. gross domestic product turned negative in the first and second quarters of 2022, it expanded at rates above 2% in each subsequent quarter. The federal funds rate, which began 2022 at 0.25% to 0.50%, was raised 10 consecutive times before a pause in June 2023. It now sits at 5.25% to 5.50% as the U.S. Federal Reserve (Fed) attempts to curb inflation. In this environment, some form of recession seems imminent.
In the wake of continued rate increases, U.S. fixed income yields rose dramatically as investors reacted to Fed actions, with the yield on the 10-year Treasury ending the period near 4%. Rising U.S. Treasury yields affected all fixed income sectors in 2022, with all seeing their worst returns in more than 40 years. The U.S. Treasury yield curve remained substantially inverted throughout the period, which has driven many investors into shorter-term interest-bearing vehicles, including money markets.
Municipals sold off drastically to start the period but began to rebound in the fourth quarter of 2022. The Bloomberg Municipal Bond Index fell nearly 8% and the broader municipal market had more than $124 billion in outflows before stabilizing early in 2023. For the first time in history, the municipal yield curve also inverted but not to the degree seen in Treasuries.

Credit quality as of June 30, 2023[1]

AAA/Aaa
1%
AA/Aa
44%
A/A
23%
BBB/Baa
16%
BB/Ba
3%
Not rated
13%

[1]
The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the portfolio with the ratings depicted in the chart are calculated based on the market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of the three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D
(lowest). Ratings from A to CCC may be modified by the addition of a plus
(+) or minus (-) sign to show relative standing within the rating categories.
Standard & Poor’s rates the creditworthiness of short-term notes from
SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from
MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

While this environment has certainly been painful for municipal investors, the drawdown has created significantly improved opportunities and entry points. Municipal to Treasury ratios ended the period elevated but at far better levels than in 2021. Municipal credit spreads have widened substantially while the underlying fundamental credit of municipalities remains strong following trillions of dollars in government stimulus. We believe investors will continue to return to the municipal market in the latter half of 2023, attracted by increased yields, positive fundamental strength, and good relative value.

8 | Allspring California Tax-Free Fund

Performance highlights (unaudited)
Duration, yield-curve positioning, and sector allocation detracted from relative performance.
Security selection contributed marginally. Duration for the portfolio was slightly longer than its primary benchmark when the period began. We extended duration over the period with purchases at the long end of the curve and extended duration by about 6/10ths of a year longer than the benchmark, and the Fund performed well in the second half of the year. Similarly, yield-curve positioning was a modest detractor as we were underweight the better-performing shorter end of the yield curve and overweight the 20-year-and-longer end of the curve, which lagged the index. An overweight to bonds with 5% or higher coupons helped performance as these bonds tend to perform well in periods of rising rates.

Effective maturity distribution as of June 30, 2023[1]

7%
0-1 year
7%
1-3 year(s)
4%
3-5 years
8%
5-10 years
25%
10-20 years
44%
20-30 years
5%
30+ years

[1]	Figures represent the percentage of the Fund’s long-term investments. Allocations are subject to change and may have changed since the date specified.
For the Bloomberg California Municipal Bond Index, AA-rated and A-rated credits were the strongest performers. The portfolio was underweight AA-rated and overweight A-rated. The portfolio was also overweight very high-grade AAA-rated bonds, which was the worst-performing portion of in the index. The Fund was also underweight BBB-rated bonds, though not all BBB-rated bonds performed equally, with challenging liquidity, particularly in the second half of the period. We continue to use our strong credit research capabilities to identify relative-value opportunities within the A-rated and lower segments. Sector allocation detracted during the period, with an overweight to revenue bonds and an underweight to GO bonds. The main sub-sector overweights included special tax, hospitals, housing, and water/sewer. Local GO bonds were one of the strongest performers in the index during the period, and the underweight to local GO bonds detracted from performance. Contributors include our overweight to industrial development revenue/pollution control revenue, which was the best-performing sub-sector during the period, as well as our overweight to special tax, which outperformed the index.
The outlook remains favorable for active bond management, in our view.
We believe the outlook for bond selection remains favorable. Increased dispersion within rating tiers and sectors offers the opportunity for differentiation among credits. As the period ended, primary and secondary market opportunities were favorable, with benchmark municipal yields elevated relative to the beginning of the period and wider credit spreads.

Allspring California Tax-Free Fund | 9

Fund expenses (unaudited)
Fund expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2023 to June 30, 2023.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 1-1-2023	Ending account value 6-30-2023	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,019.67	$3.76	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.08	$3.76	0.75%
Class C
Actual	$1,000.00	$1,016.76	$7.50	1.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.36	$7.50	1.50%
Administrator Class
Actual	$1,000.00	$1,020.68	$2.76	0.55%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.07	$2.76	0.55%
Institutional Class
Actual	$1,000.00	$1,021.03	$2.41	0.48%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.41	$2.41	0.48%

[1]
Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half-year period).

10 | Allspring California Tax-Free Fund

Portfolio of investments—June 30, 2023
Portfolio of investments

	Principal	Value
Closed-end fund obligations: 0.71%
California: 0.71%
Nuveen California AMT-Free Quality Municipal Income Fund Preferred Shares Series A (54 shares) 4.46%144Aø	$5,400,000	$5,400,000
Total closed-end fund obligations (Cost $5,400,000)		5,400,000

	Interest rate	Maturity date
Municipal obligations: 96.43%
California: 92.55%
Airport revenue: 5.81%
California Municipal Finance Authority LAX Integrated Express Solutions LLC Series A AMT	5.00%	12-31-2043	5,730,000	5,820,779
City of Los Angeles Department of Airports Series A AMT	5.00	5-15-2047	5,000,000	5,124,111
County of Sacramento Airport System Revenue Series C AMT	5.00	7-1-2038	3,000,000	3,130,837
Norman Y Mineta San Jose International Airport Series A AMT	5.00	3-1-2047	4,000,000	4,080,812
Norman Y Mineta San Jose International Airport Series B	5.00	3-1-2042	1,750,000	1,824,153
San Diego County Regional Airport Authority Series A	5.00	7-1-2044	3,045,000	3,239,587
San Diego County Regional Airport Authority Series B AMT	5.00	7-1-2056	6,040,000	6,244,869
San Francisco City & County Airport Commission San Francisco International Airport Series A AMT	4.00	5-1-2052	1,500,000	1,403,339
San Francisco City & County Airport Commission San Francisco International Airport Series A AMT	5.00	5-1-2047	7,715,000	7,877,388
San Francisco City & County Airport Commission San Francisco International Airport Series A AMT	5.00	5-1-2049	5,000,000	5,155,799
				43,901,674
Education revenue: 8.44%
California Educational Facilities Authority Loma Linda University Series A	5.00	4-1-2042	2,645,000	2,730,525
California Municipal Finance Authority Biola University, Inc.	5.00	10-1-2035	600,000	619,567
California Municipal Finance Authority California Baptist University Series A144A	5.00	11-1-2025	660,000	663,101
California Municipal Finance Authority California Institute of the Arts	4.00	10-1-2046	1,930,000	1,654,747
California Municipal Finance Authority California Institute of the Arts	4.00	10-1-2051	1,150,000	955,547
California Municipal Finance Authority Literacy First Charter School Issuer LLC Series A	5.00	12-1-2039	1,390,000	1,419,231
California Municipal Finance Authority Samuel Merritt University	5.25	6-1-2053	9,500,000	10,161,441
California Municipal Finance Authority STREAM Charter School Series A144A	5.00	6-15-2041	925,000	870,630
California Municipal Finance Authority STREAM Charter School Series A144A	5.00	6-15-2051	1,265,000	1,132,190
California Municipal Finance Authority University of the Pacific Series A	4.00	11-1-2042	1,600,000	1,570,879
California School Finance Authority Aspire Public Schools Obligated Group Series A144A	4.00	8-1-2051	775,000	637,355
California School Finance Authority Aspire Public Schools Obligated Group Series A144A	5.00	8-1-2050	3,540,000	3,491,249
California School Finance Authority Bright Star Schools Obligated Group144A	5.00	6-1-2047	1,000,000	917,943
The accompanying notes are an integral part of these financial statements.
Allspring California Tax-Free Fund  | 11

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Education revenue (continued)
California School Finance Authority Bright Star Schools Obligated Group144A	5.00%	6-1-2054	$1,000,000	$895,092
California School Finance Authority Girls Athletic Leadership Schools Los Angeles Series A144A	4.00	6-1-2051	905,000	644,128
California School Finance Authority Green Dot Public Schools Obligated Group Series A144A	4.00	8-1-2025	475,000	472,291
California School Finance Authority Green Dot Public Schools Obligated Group Series A144A	5.00	8-1-2035	2,525,000	2,566,109
California School Finance Authority Kipp SoCal Public Schools Obligated Group Series A144A	5.00	7-1-2035	1,000,000	1,020,285
California School Finance Authority Lifeline Education Charter School, Inc. Series A144A	5.00	7-1-2045	800,000	741,632
California School Finance Authority Rocketship Education Obligated Group Series A144A	5.00	6-1-2036	945,000	931,710
California School Finance Authority Rocketship Education Obligated Group Series A144A	5.00	6-1-2046	2,100,000	1,933,307
California School Finance Authority Santa Clarita Valley International Charter School Series A144A	4.00	6-1-2041	500,000	415,231
California School Finance Authority Santa Clarita Valley International Charter School Series A144A	4.00	6-1-2051	650,000	495,027
California State University Series A	5.00	11-1-2045	6,400,000	6,660,485
California State University Series A	5.00	11-1-2047	1,000,000	1,052,668
California Statewide Communities Development Authority California Baptist University Series A144A	5.00	11-1-2032	1,135,000	1,163,266
California Statewide Communities Development Authority California Baptist University Series A144A	5.00	11-1-2041	2,875,000	2,854,350
Fullerton Public Financing Authority Marshall B Ketchum University Series A	4.00	2-1-2051	2,500,000	2,355,928
University of California Series BN	5.00	5-15-2043	4,000,000	4,535,734
University of California Series BN	5.00	5-15-2044	2,630,000	2,973,616
University of California Series K	4.00	5-15-2046	5,295,000	5,279,642
				63,814,906
GO revenue: 17.47%
Barstow Unified School District Series C (AGM Insured)	5.00	8-1-2050	1,195,000	1,293,501
Bassett Unified School District Series B (BAM Insured)	5.00	8-1-2027	1,050,000	1,096,917
Centinela Valley Union High School District Series C	5.00	8-1-2035	2,000,000	2,042,722
Cerritos Community College District Series D CAB¤	0.00	8-1-2029	1,750,000	1,445,434
Cerritos Community College District Series D CAB¤	0.00	8-1-2033	1,500,000	1,059,858
College of the Sequoias Tulare Area Improvement District No. 3 Series A (AGC Insured)¤	0.00	8-1-2024	1,000,000	962,230
Compton Community College District Series C CAB¤	0.00	8-1-2035	3,445,000	2,180,164
Delano Joint Union High School District Series B (AGM Insured)	5.75	8-1-2035	4,510,000	4,518,361
Escondido Union High School District Series A (AGC Insured)¤	0.00	8-1-2027	8,385,000	7,362,517
Inglewood Unified School District Election of 2012 Series B (BAM Insured)	5.00	8-1-2036	200,000	212,027
Inglewood Unified School District Election of 2012 Series B (BAM Insured)	5.00	8-1-2038	500,000	524,685
Long Beach Unified School District Series A	5.50	8-1-2026	95,000	95,154
The accompanying notes are an integral part of these financial statements.
12 | Allspring California Tax-Free Fund

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
GO revenue (continued)
Long Beach Unified School District Series B¤	0.00%	8-1-2035	$2,000,000	$1,276,238
Long Beach Unified School District Series C	4.00	8-1-2053	10,000,000	9,772,697
Lynwood Unified School District Series A (AGM Insured)	5.00	8-1-2033	5,000	5,006
Merced City School District	5.00	8-1-2045	1,000,000	1,030,277
Merced Union High School District Series C CAB¤	0.00	8-1-2032	3,380,000	2,436,998
Mount San Antonio Community College District Series A CAB¤	0.00	8-1-2024	1,610,000	1,555,408
Norwalk-La Mirada Unified School District Series D (AGM Insured)¤	0.00	8-1-2023	1,500,000	1,496,398
Norwalk-La Mirada Unified School District Series F	5.00	8-1-2051	7,000,000	7,653,731
Oakland Unified School District/Alameda County	5.50	8-1-2023	260,000	260,396
Oakland Unified School District/Alameda County Series A	5.00	8-1-2040	3,600,000	3,751,698
Paramount Unified School District CAB¤	0.00	8-1-2033	2,500,000	1,724,979
Pleasanton Unified School District	4.00	8-1-2052	9,340,000	9,171,361
Pomona Unified School District Series A (NPFGC Insured)	6.55	8-1-2029	1,295,000	1,445,915
Poway Unified School District Facilities Improvement District No. 2007-1 Series A¤	0.00	8-1-2024	1,800,000	1,739,042
Rialto Unified School District Series A (AGM Insured)¤	0.00	8-1-2026	3,320,000	3,001,358
Sacramento City Unified School District Series 2013-A (BAM Insured)	5.25	8-1-2033	1,000,000	1,001,321
Sacramento City Unified School District Series C-1 (AGM Insured)	5.00	8-1-2033	2,735,000	2,856,976
San Bernardino City Unified School District Series C (AGM Insured)	5.00	8-1-2040	8,000,000	8,226,784
San Bernardino Community College District Series D	5.00	8-1-2045	2,000,000	2,084,277
San Diego Unified School District Series I	4.00	7-1-2047	2,025,000	1,999,155
San Gorgonio Memorial Health Care District	5.00	8-1-2032	1,750,000	1,731,012
San Gorgonio Memorial Health Care District	5.50	8-1-2028	2,525,000	2,526,548
San Rafael City High School District Series B (NPFGC Insured)¤	0.00	8-1-2023	1,260,000	1,256,775
San Rafael City High School District Series C	4.00	8-1-2043	1,500,000	1,505,170
Sanger Unified School District (NPFGC Insured)	5.60	8-1-2023	5,000	5,008
Santa Ana Unified School District Series B (AGC Insured)¤	0.00	8-1-2038	15,000,000	7,986,773
Sierra Joint Community College District Series C	4.00	8-1-2053	4,000,000	3,924,376
Sierra Kings Health Care District	5.00	8-1-2028	1,000,000	1,035,059
Sierra Kings Health Care District	5.00	8-1-2032	1,500,000	1,554,274
Sierra Kings Health Care District	5.00	8-1-2037	1,750,000	1,795,626
Sonoma Valley Unified School District Series A¤	0.00	8-1-2027	1,020,000	885,278
State of California	5.00	9-1-2032	5,100,000	5,112,195
State of California	5.00	8-1-2046	10,000,000	10,477,946
Stockton Unified School District Series A (AGM Insured)	5.00	8-1-2038	1,025,000	1,038,107
Tulare Local Health Care District (BAM Insured)	4.00	8-1-2039	1,850,000	1,872,998
Washington Township Health Care District Series B	5.50	8-1-2038	1,500,000	1,534,983
West Contra Costa Unified School District Series B	6.00	8-1-2027	1,080,000	1,207,899
Wiseburn School District (AGC Insured)¤	0.00	8-1-2027	1,525,000	1,336,358
				132,069,970
Health revenue: 13.15%
ABAG Finance Authority for Nonprofit Corps Odd Fellows Home of California Series A	5.00	4-1-2042	1,100,000	1,101,391
California HFFA Cedars-Sinai Medical Center Obligated Group Series B	4.00	8-15-2039	10,500,000	10,549,632
California HFFA Children’s Hospital Los Angeles Obligated Group Series A	5.00	8-15-2047	10,050,000	10,081,300
The accompanying notes are an integral part of these financial statements.
Allspring California Tax-Free Fund  | 13

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Health revenue (continued)
California HFFA El Camino Hospital	5.00%	2-1-2035	$3,000,000	$3,175,966
California HFFA Kaiser Foundation Hospitals Series A-2	4.00	11-1-2051	3,000,000	2,915,011
California HFFA Lundquist Institute For Biomedical Innovation at Harbor-UCLA Medical Center	5.00	9-1-2048	6,095,000	6,172,705
California HFFA Marshall Medical Center Series A	4.00	11-1-2040	1,375,000	1,387,593
California HFFA On Lok Senior Health Services Obligated Group	5.00	8-1-2040	700,000	724,093
California HFFA On Lok Senior Health Services Obligated Group	5.00	8-1-2050	1,000,000	1,014,590
California HFFA Sutter Health Obligated Group Series A	4.00	11-15-2048	5,000,000	4,892,711
California HFFA Sutter Health Obligated Group Series B	5.00	11-15-2046	5,000,000	5,235,411
California Municipal Finance Authority Channing House Series A	5.00	5-15-2034	1,000,000	1,080,058
California Municipal Finance Authority Community Hospitals of Central California Obligated Group Series A	4.00	2-1-2051	1,500,000	1,377,463
California Municipal Finance Authority Eisenhower Medical Center Series A	5.00	7-1-2047	1,400,000	1,419,477
California Municipal Finance Authority HumanGood California Obligated Group	4.00	10-1-2049	2,250,000	2,018,015
California Municipal Finance Authority Inland Christian Home, Inc.	4.00	12-1-2039	1,240,000	1,256,041
California Municipal Finance Authority Inland Christian Home, Inc.	4.00	12-1-2049	2,915,000	2,883,642
California Municipal Finance Authority Open Door Community Health Centers	4.00	9-15-2046	3,300,000	3,285,266
California Municipal Finance Authority Open Door Community Health Centers	4.00	9-15-2051	3,885,000	3,820,030
California Municipal Finance Authority Town & Country Manor of the Christian & Missionary Alliance	5.00	7-1-2039	1,000,000	1,080,619
California Municipal Finance Authority Town and Country Manor of the Christian and Missionary Alliance	5.00	7-1-2049	2,650,000	2,793,266
California PFA Henry Mayo Newhall Hospital Obligated Group	5.00	10-15-2037	500,000	508,646
California PFA Henry Mayo Newhall Hospital Obligated Group	5.00	10-15-2047	5,365,000	5,368,767
California PFA Kendal at Sonoma Obligated Group Series A144A	5.00	11-15-2051	1,255,000	1,101,827
California PFA Kendal at Sonoma Obligated Group Series A144A	5.00	11-15-2056	1,235,000	1,067,200
California Statewide Communities Development Authority Adventist Health System/West Obligated Group Series A	5.00	3-1-2045	2,500,000	2,531,329
California Statewide Communities Development Authority Adventist Health System/West Obligated Group Series A	5.00	3-1-2048	5,000,000	5,070,701
California Statewide Communities Development Authority Enloe Medical Center Obligated Group Series A (AGM Insured)	5.25	8-15-2052	2,000,000	2,130,057
California Statewide Communities Development Authority Loma Linda University Medical Center Obligated Group Series A	5.25	12-1-2044	5,150,000	5,099,512
California Statewide Communities Development Authority Marin General Hospital Obligated Group Series A	5.00	8-1-2036	700,000	726,659
California Statewide Communities Development Authority Marin General Hospital Obligated Group Series A	5.00	8-1-2037	500,000	515,622
California Statewide Communities Development Authority Marin General Hospital Obligated Group Series A	5.00	8-1-2038	450,000	462,066
California Statewide Communities Development Authority Redwoods a Community of Seniors	5.13	11-15-2035	1,500,000	1,511,583
Palomar Health Obligated Group	5.00	11-1-2042	4,000,000	4,051,273
Washington Township Health Care District Series A	5.00	7-1-2042	1,000,000	994,250
				99,403,772
The accompanying notes are an integral part of these financial statements.
14 | Allspring California Tax-Free Fund

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Housing revenue: 13.09%
Alameda County Joint Powers Authority Multiple Capital Projects Series A	5.00%	12-1-2034	$1,005,000	$1,012,932
Anaheim Public Financing Authority Series A	5.00	5-1-2039	3,000,000	3,049,503
Anaheim Public Financing Authority Series C (AGM Insured)¤	0.00	9-1-2025	10,000,000	9,275,554
California Community Housing Agency Annadel Apartments Series A144A	5.00	4-1-2049	3,000,000	2,479,672
California Community Housing Agency Creekwood Apartments Series A144A	4.00	2-1-2056	3,000,000	2,086,116
California Community Housing Agency Serenity at Larkspur Apartments Series A144A	5.00	2-1-2050	3,000,000	2,469,946
California Enterprise Development Authority County of Riverside CA	4.00	11-1-2049	1,900,000	1,838,155
California Housing Finance Agency Series 2	4.00	3-20-2033	8,139,968	7,993,431
California Housing Finance Agency Series 2021-2 (FHLMC Insured)	3.75	3-25-2035	124,081	120,588
California Infrastructure & Economic Development Bank California State Teachers’ Retirement System	5.00	8-1-2044	4,000,000	4,299,085
California Infrastructure & Economic Development Bank South Monterey County Joint Union High School District	5.75	8-15-2029	2,150,000	2,151,643
California Municipal Finance Authority Caritas Corp. Series B	4.00	8-15-2051	870,000	747,455
California Municipal Finance Authority CHF-Davis I LLC	5.00	5-15-2051	6,700,000	6,784,393
California Municipal Finance Authority CHF-Davis II LLC (BAM Insured)	4.00	5-15-2033	600,000	612,018
California Municipal Finance Authority CHF-Davis II LLC (BAM Insured)	4.00	5-15-2034	700,000	714,322
California Municipal Finance Authority CHF-Davis II LLC (BAM Insured)	4.00	5-15-2035	700,000	709,243
California Municipal Finance Authority CHF-Davis II LLC (BAM Insured)	4.00	5-15-2036	600,000	602,751
California Municipal Finance Authority CHF-Davis II LLC (BAM Insured)	4.00	5-15-2037	700,000	695,673
California Municipal Finance Authority CHF-Davis II LLC (BAM Insured)	4.00	5-15-2038	750,000	737,893
California Municipal Finance Authority CHF-Davis II LLC (BAM Insured)	4.00	5-15-2040	1,100,000	1,064,863
California Municipal Finance Authority CHF-Riverside II LLC	5.00	5-15-2029	625,000	670,155
California Municipal Finance Authority CHF-Riverside II LLC	5.00	5-15-2052	5,650,000	5,729,533
California Municipal Finance Authority Senior Caritas Projects Series A	5.00	8-15-2029	500,000	523,976
California Municipal Finance Authority Special Finance Agency Latitude33 Series A144A	4.00	12-1-2045	1,500,000	1,182,764
California Municipal Finance Authority Special Finance Agency XII Allure Apartments Series A2144A	4.38	8-1-2049	1,800,000	1,393,287
California State Public Works Board Various Capital Projects Series I	5.50	11-1-2033	2,000,000	2,012,961
California Statewide Communities Development Authority Poway RHF Housing, Inc. Series A	5.25	11-15-2035	1,500,000	1,512,250
California Statewide Communities Development Authority Uptown Newport Building Owner LP Series BB (East West Bank LOC)ø	4.09	3-1-2057	3,020,000	3,020,000
California Statewide Communities Development Authority Community Improvement Authority 1818 Platinum Triangle- Anaheim Series B144A	4.00	4-1-2057	1,000,000	690,309
The accompanying notes are an integral part of these financial statements.
Allspring California Tax-Free Fund  | 15

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Housing revenue (continued)
California Statewide Communities Development Authority Community Improvement Authority Altana Apartments Series A-2144A	4.00%	10-1-2056	$2,000,000	$1,474,289
California Statewide Communities Development Authority Community Improvement Authority Theo Apartments Series B144A	4.00	5-1-2057	1,500,000	1,021,022
California Statewide Communities Development Authority Community Improvement Authority Towne at Glendale Apartments144A	5.00	9-1-2037	965,000	962,997
Compton PFA144A	4.00	9-1-2027	5,620,000	5,524,744
Fresno Joint Powers Financing Authority Series A (AGM Insured)	4.00	4-1-2046	1,225,000	1,220,309
Independent Cities Finance Authority Millennium Housing of California	5.00	5-15-2048	2,000,000	2,059,510
Independent Cities Finance Authority San Juan Mobile Estates	5.00	8-15-2030	1,000,000	1,024,984
Independent Cities Finance Authority Santa Rosa Leisure Mobile Home Park	5.00	8-15-2046	1,570,000	1,588,433
Los Angeles County Public Works Financing Authority Series A	5.00	12-1-2039	2,860,000	2,921,485
Montclair Financing Authority Public Facilities Project (AGM Insured)	5.00	10-1-2035	2,400,000	2,441,142
Riverside County Asset Leasing Corp. (NPFGC Insured)¤	0.00	6-1-2026	10,000,000	9,020,477
Sacramento City Financing Authority (BAM Insured)	5.00	12-1-2035	1,300,000	1,360,405
Sacramento City Schools Joint Powers Financing Authority Series A (BAM Insured)	5.00	3-1-2040	2,165,000	2,182,247
				98,982,515
Miscellaneous revenue: 7.73%
California Municipal Finance Authority Palomar Health Obligated Group Series A (AGM Insured)	5.25	11-1-2052	1,500,000	1,601,724
California Municipal Finance Authority Southwestern Law School	4.00	11-1-2041	575,000	519,704
California Statewide Communities Development Authority Series A	4.00	9-2-2041	995,000	862,696
California Statewide Communities Development Authority Series A	5.00	9-2-2047	1,995,000	2,027,125
City of Irvine Reassessment District No. 15-2	5.00	9-2-2025	725,000	741,819
City of Irvine Reassessment District No. 15-2	5.00	9-2-2026	400,000	410,348
City of Irvine Reassessment District No. 15-2	5.00	9-2-2042	1,495,000	1,510,203
City of Porterville Water Revenue Water System Financing Project (AGM Insured)	4.00	8-15-2050	1,000,000	985,414
City of Torrance COP	5.25	6-1-2039	5,385,000	5,490,963
City of Upland San Antonio Regional Hospital Obligated Group COP	5.00	1-1-2047	1,955,000	1,995,597
Fullerton Joint Union High School District (BAM Insured)	5.00	9-1-2035	1,385,000	1,444,686
Hayward Unified School District COP	5.25	8-1-2052	8,000,000	8,297,146
Independent Cities Finance Authority (AGM Insured)144A	4.00	6-1-2051	750,000	738,224
Independent Cities Finance Authority City of Compton Sales Tax Revenue (AGM Insured)144A	4.00	6-1-2041	1,700,000	1,713,950
Jefferson Union High School District (BAM Insured)	4.00	8-1-2045	1,400,000	1,398,850
Lassen Municipal Utility District COP	4.00	5-1-2038	2,615,000	2,486,458
Lassen Municipal Utility District COP	4.00	5-1-2041	2,250,000	2,122,454
Lassen Municipal Utility District COP	4.00	5-1-2046	4,395,000	4,089,822
Lassen Municipal Utility District COP	4.00	5-1-2051	2,340,000	2,130,656
Modesto Irrigation District Electric System Revenue Series A	5.00	10-1-2040	3,500,000	3,612,132
Mountain House Public Financing Authority Series A	5.00	12-1-2034	535,000	567,247
The accompanying notes are an integral part of these financial statements.
16 | Allspring California Tax-Free Fund

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Miscellaneous revenue (continued)
North Coast County Water District (AGM Insured)	4.00%	10-1-2051	$1,745,000	$1,721,314
Pajaro Valley Water Management Agency Series C (BAM Insured)	4.13	3-1-2053	4,250,000	4,234,027
San Jose Unified School District (AGM Insured)¤	0.00	1-1-2026	3,175,000	2,936,597
San Marino Unified School District Series A COP	5.00	12-1-2041	500,000	500,428
Stockton Unified School District COP	5.00	2-1-2033	550,000	595,956
Sutter Butte Flood Control Agency Assessment District (BAM Insured)	5.00	10-1-2040	3,545,000	3,658,574
				58,394,114
Tax revenue: 13.67%
California Statewide Communities Development Authority	4.00	9-1-2051	1,150,000	981,659
California Statewide Communities Development Authority	5.00	9-1-2047	1,420,000	1,442,037
California Statewide Communities Development Authority	5.00	9-1-2048	5,000,000	5,075,172
Cathedral City Redevelopment Successor Agency Merged Redevelopment Project Series A (AGM Insured)	5.00	8-1-2032	1,450,000	1,473,564
Cathedral City Redevelopment Successor Agency Merged Redevelopment Project Series A (AGM Insured)	5.00	8-1-2033	880,000	894,219
Chino Community Facilities District	5.00	9-1-2048	2,500,000	2,535,299
Chula Vista Community Facilities District No. 06-1	5.00	9-1-2043	445,000	455,722
Chula Vista Community Facilities District No. 06-1	5.00	9-1-2048	895,000	910,507
City & County of San Francisco Community Facilities District No. 2016-1 Improvement Area No. 1 Series 2021	4.00	9-1-2041	1,000,000	906,647
City & County of San Francisco Community Facilities District No. 2016-1 Improvement Area No. 1 Series 2021	4.00	9-1-2051	1,250,000	1,058,647
City & County of San Francisco Community Facilities District No. 2016-1 Improvement Area No. 1 Series A144A	4.00	9-1-2052	1,750,000	1,469,593
City & County of San Francisco Community Facilities District No. 2016-1 Improvement Area No. 1 Series A	5.00	9-1-2052	1,000,000	1,049,664
City of Beaumont Community Facilities District No. 93-1	5.00	9-1-2043	750,000	762,888
City of Beaumont Community Facilities District No. 93-1	5.00	9-1-2048	1,100,000	1,111,517
City of Beaumont Community Facilities District No. 93-1 Series A	5.00	9-1-2043	750,000	762,888
City of Beaumont Community Facilities District No. 93-1 Series A	5.00	9-1-2048	1,035,000	1,045,836
City of Belmont Community Facilities District No. 2000-1 (Ambac Insured)	5.75	8-1-2030	3,190,000	3,620,513
City of Fremont Community Facilities District No. 1	5.00	9-1-2040	2,700,000	2,729,088
City of Los Angeles Community Facilities District No. 11	4.00	9-1-2046	1,250,000	1,086,433
City of Roseville Creekview Community Facilities District No. 1	5.00	9-1-2045	1,280,000	1,306,011
City of Sacramento Transient Occupancy Tax Revenue Series A	5.00	6-1-2048	3,750,000	3,917,582
City of San Clemente Community Facilities District No. 2006-1	5.00	9-1-2040	965,000	975,396
City of San Clemente Community Facilities District No. 2006-1	5.00	9-1-2046	1,175,000	1,184,013
Corona Community Facilities District City of Corona No. 2018-1 Series A	5.00	9-1-2048	1,000,000	1,013,511
Corona-Norco Unified School District Community Facilities District No. 16-1	5.00	9-1-2048	1,500,000	1,522,552
County of San Bernardino	5.00	9-1-2048	1,200,000	1,218,041
Dinuba Redevelopment Agency Merged City Redevelopment Project (BAM Insured)	5.00	9-1-2033	1,500,000	1,541,475
Elk Grove Finance Authority (BAM Insured)	5.00	9-1-2038	1,500,000	1,559,043
Fairfield Community Facilities District No. 2019-1 Series A144A	5.00	9-1-2050	3,000,000	3,042,307
The accompanying notes are an integral part of these financial statements.
Allspring California Tax-Free Fund  | 17

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Tax revenue (continued)
Folsom Ranch Financing Authority City of Folsom Community Facilities District No. 20	5.00%	9-1-2048	$1,650,000	$1,654,562
Inglewood Redevelopment Successor Agency Subordinate Lien Merged Redevelopment Project Series A (BAM Insured)	5.00	5-1-2034	500,000	536,301
Inglewood Redevelopment Successor Agency Subordinate Lien Merged Redevelopment Project Series A (BAM Insured)	5.00	5-1-2038	305,000	322,830
Inland Valley Development Agency Series A	5.25	9-1-2037	4,000,000	4,037,866
Irvine Facilities Financing Authority City of Irvine Community Facilities District No. 2013-3 Series A (BAM Insured)	4.00	9-1-2058	2,200,000	2,138,127
Lafayette Redevelopment Successor Agency (AGM Insured)	5.00	8-1-2033	1,500,000	1,538,606
Lafayette Redevelopment Successor Agency (AGM Insured)	5.00	8-1-2038	1,635,000	1,671,719
Lancaster Redevelopment Successor Agency Combined Redevelopment Project Areas (AGM Insured)	5.00	8-1-2033	1,200,000	1,278,650
Lee Lake Water District Financing Corp. Temescal Valley Water District Community Facilities District No. 4 Terramor	4.00	9-1-2051	930,000	787,812
Marina Redevelopment Successor Agency Series A	5.00	9-1-2033	340,000	358,095
Marina Redevelopment Successor Agency Series A	5.00	9-1-2038	400,000	413,620
Marina Redevelopment Successor Agency Series B	5.00	9-1-2033	250,000	263,359
Marina Redevelopment Successor Agency Series B	5.00	9-1-2038	250,000	258,513
Oakland Redevelopment Successor Agency Series TE (AGM Insured)	5.00	9-1-2035	2,545,000	2,646,553
Oakland Redevelopment Successor Agency Series TE (AGM Insured)	5.00	9-1-2036	4,000,000	4,161,510
Orange County Community Facilities District No. 2015-1 Series A	5.25	8-15-2045	1,950,000	1,978,584
Rancho Cucamonga Redevelopment Successor Agency Project Area (AGM Insured)	5.00	9-1-2032	1,870,000	1,919,363
Redwood City Redevelopment Successor Agency (Ambac Insured)¤	0.00	7-15-2030	3,505,000	2,757,260
Rio Vista Community Facilities District No. 2018-1	5.00	9-1-2048	1,185,000	1,192,026
River Islands Public Financing Authority No. 2016 (AGM Insured)	5.25	9-1-2052	2,000,000	2,201,105
Riverside County Community Facilities Districts No. 5-8	5.00	9-1-2048	1,600,000	1,624,055
Romoland School District Community Facilities District No. 2004-1	5.00	9-1-2048	3,000,000	3,019,145
San Diego Redevelopment Successor Agency (AGM Insured)¤	0.00	9-1-2023	885,000	880,231
San Francisco City & County Redevelopment Successor Agency Mission Bay South Redevelopment Project Series A	5.00	8-1-2043	2,500,000	2,553,639
San Francisco City & County Redevelopment Successor Agency Mission Bay South Redevelopment Project Subordinate Bond Series D CAB144A¤	0.00	8-1-2026	4,000,000	3,478,854
San Francisco City & County Redevelopment Successor Agency Transbay Infrastructure Project Third Lien Series B (AGM Insured)	5.00	8-1-2046	1,500,000	1,582,974
San Marcos Unified School District Community Facilities District No. 4 (BAM Insured)	5.00	9-1-2034	1,705,000	1,739,593
San Marcos Unified School District Community Facilities District No. 5 (BAM Insured)	5.00	9-1-2028	1,290,000	1,315,436
San Marcos Unified School District Community Facilities District No. 5 (BAM Insured)	5.00	9-1-2029	1,325,000	1,351,126
Sonoma Community Development Successor Agency Sonoma Redevelopment Project (NPFGC Insured)	5.00	6-1-2033	1,325,000	1,410,570
Tracy Community Facilities District No. 2016-01	5.00	9-1-2048	2,750,000	2,788,829
Tustin Community Facilities District No. 14-1 Series A	5.00	9-1-2040	750,000	757,926
The accompanying notes are an integral part of these financial statements.
18 | Allspring California Tax-Free Fund

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Tax revenue (continued)
Tustin Community Facilities District No. 14-1 Series A	5.00%	9-1-2045	$1,000,000	$1,007,412
Union City Community Redevelopment Successor Agency Community Redevelopment Project Series A	5.00	10-1-2036	1,000,000	1,041,647
				103,319,722
Tobacco revenue: 0.82%
California County Tobacco Securitization Agency Series B	5.00	6-1-2050	1,125,000	1,128,400
California County Tobacco Securitization Agency Series B-2 CAB¤	0.00	6-1-2055	14,000,000	2,373,719
Golden State Tobacco Securitization Corp. Series A-1	5.00	6-1-2028	2,000,000	2,173,802
Tobacco Securitization Authority of Northern California Sacramento County Tobacco Securitization Corp. Series B2 CAB¤	0.00	6-1-2060	3,250,000	504,832
				6,180,753
Transportation revenue: 2.10%
Bay Area Toll Authority Series A (Barclays Bank PLC LOC)ø	3.00	4-1-2055	14,000,000	14,000,000
Riverside County Transportation Commission Series B1	4.00	6-1-2046	2,000,000	1,893,776
				15,893,776
Utilities revenue: 5.19%
Banning Financing Authority Refunding Bond Electric System Project (AGM Insured)	5.00	6-1-2037	5,000,000	5,170,213
California Community Choice Financing Authority Clean Energy Project Green Bond Series Cøø	5.25	1-1-2054	2,500,000	2,615,247
City of Burbank Electric Revenue	5.00	6-1-2053	5,620,000	6,084,609
Imperial Irrigation District Electric System Revenue Series A	5.00	11-1-2040	3,715,000	3,853,441
Imperial Irrigation District Electric System Revenue Series A	5.00	11-1-2045	1,060,000	1,098,192
Imperial Irrigation District Electric System Revenue Series C	5.00	11-1-2038	2,500,000	2,613,779
M-S-R Energy Authority Series B	7.00	11-1-2034	4,000,000	4,893,016
M-S-R Energy Authority Series C	6.13	11-1-2029	935,000	1,003,284
Redding Joint Powers Financing Authority Series A	5.00	6-1-2032	440,000	463,218
Roseville Natural Gas Financing Authority	5.00	2-15-2025	1,930,000	1,950,285
Sacramento Municipal Utility District Series K	5.00	8-15-2053	3,000,000	3,329,055
Southern California Public Power Authority Los Angeles Department of Water & Power Power System Revenue Series 1	5.25	7-1-2053	1,700,000	1,932,072
Southern California Public Power Authority Project No. 1 Series A	5.25	11-1-2025	1,000,000	1,026,188
Walnut Energy Center Authority Series A	5.00	1-1-2034	3,115,000	3,163,526
				39,196,125
Water & sewer revenue: 5.08%
Adelanto Public Utility Authority Series A (AGM Insured)	5.00	7-1-2039	2,000,000	2,127,924
California Pollution Control Financing Authority Poseidon Resources Channelside LP AMT144A	5.00	11-21-2045	2,615,000	2,670,677
City of Compton Sewer Revenue	6.00	9-1-2039	1,775,000	1,762,829
City of Tulare Sewer Revenue (AGM Insured)	5.00	11-15-2041	1,500,000	1,555,187
El Dorado Irrigation District Series A (AGM Insured)	5.25	3-1-2039	2,000,000	2,028,120
Florin Resource Conservation District Series A (NPFGC Insured)	5.00	9-1-2032	2,000,000	2,036,240
Los Angeles Department of Water & Power Water System Revenue Series B-4ø	3.00	7-1-2035	11,000,000	11,000,000
The accompanying notes are an integral part of these financial statements.
Allspring California Tax-Free Fund  | 19

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Water & sewer revenue (continued)
Merced Irrigation District Series A (AGM Insured)	5.00%	10-1-2038	$4,000,000	$4,073,933
Metropolitan Water District of Southern California Series A	5.00	4-1-2053	10,000,000	11,149,716
				38,404,626
				699,561,953
Guam: 0.26%
Miscellaneous revenue: 0.13%
Territory of Guam Series F	4.00	1-1-2036	1,000,000	954,156
Water & sewer revenue: 0.13%
Guam Government Waterworks Authority Series A	5.00	1-1-2050	1,000,000	1,015,068
				1,969,224
Illinois: 1.48%
GO revenue: 1.48%
State of Illinois	5.00	2-1-2025	10,000,000	10,214,013
State of Illinois Series B	4.50	5-1-2048	1,000,000	983,389
				11,197,402
New York: 1.99%
Industrial development revenue: 0.68%
New York Transportation Development Corp. Delta Air Lines, Inc. Series A AMT	5.00	1-1-2029	5,000,000	5,186,924
Tax revenue: 0.65%
New York City Transitional Finance Authority Future Tax Secured Revenue Series E1	3.00	2-1-2051	3,360,000	2,558,495
New York State Dormitory Authority State of New York Personal Income Tax Revenue Series A	3.00	3-15-2050	3,000,000	2,331,259
				4,889,754
Water & sewer revenue: 0.66%
New York City Municipal Water Finance Authority Series DD	4.13	6-15-2047	5,000,000	4,985,570
				15,062,248
Ohio: 0.08%
Tobacco revenue: 0.08%
Buckeye Tobacco Settlement Financing Authority Series B-3 CAB¤	0.00	6-1-2057	5,000,000	618,448
Texas: 0.07%
Resource recovery revenue: 0.07%
Port of Port Arthur Navigation District Motiva Enterprises LLCø	4.31	4-1-2040	500,000	500,000
Total municipal obligations (Cost $740,309,403)				728,909,275
The accompanying notes are an integral part of these financial statements.
20 | Allspring California Tax-Free Fund

Portfolio of investments—June 30, 2023

		Yield	Shares	Value
Short-term investments: 2.17%
Investment companies: 2.17%
Allspring Municipal Cash Management Money Market Fund Institutional Class♠∞		4.07%	16,406,337	$16,409,618
Total short-term investments (Cost $16,409,371)				16,409,618
Total investments in securities (Cost $762,118,774)	99.31%			750,718,893
Other assets and liabilities, net	0.69			5,196,920
Total net assets	100.00%			$755,915,813

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
ø
Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.

¤	The security is issued in zero coupon form with no periodic interest payments.
øø	The interest rate is determined and reset by the issuer periodically depending upon the terms of the security. The rate shown is the rate in effect at period end.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
AGC	Assured Guaranty Corporation
AGM	Assured Guaranty Municipal
Ambac	Ambac Financial Group Incorporated
AMT	Alternative minimum tax
BAM	Build America Mutual Assurance Company
CAB	Capital appreciation bond
COP	Certificate of participation
FHLMC	Federal Home Loan Mortgage Corporation
GO	General obligation
HFFA	Health Facilities Financing Authority
LOC	Letter of credit
NPFGC	National Public Finance Guarantee Corporation
PFA	Public Finance Authority
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Municipal Cash Management Money Market Fund Institutional Class	$11,287,598	$371,693,843	$(366,570,085)	$(1,442)	$(296)	$16,409,618	16,406,337	$361,500
Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
10-Year U.S. Treasury Notes	298	9-20-2023	$34,054,826	$33,455,156	$0	$(599,670)
The accompanying notes are an integral part of these financial statements.
Allspring California Tax-Free Fund  | 21

Statement of assets and liabilities—June 30, 2023
Financial statements
Statement of assets and liabilities

Assets
Investments in unaffiliated securities, at value (cost $745,709,403)	$734,309,275
Investments in affiliated securities, at value (cost $16,409,371)	16,409,618
Cash	143,288
Cash at broker segregated for futures contracts	680,000
Receivable for interest	8,221,168
Receivable for Fund shares sold	467,329
Receivable for investments sold	55,000
Receivable for daily variation margin on open futures contracts	41,906
Prepaid expenses and other assets	48,314
Total assets	760,375,898
Liabilities
Payable for Fund shares redeemed	3,472,265
Dividends payable	573,417
Management fee payable	173,515
Administration fees payable	79,675
Distribution fee payable	6,535
Trustees’ fees and expenses payable	289
Accrued expenses and other liabilities	154,389
Total liabilities	4,460,085
Total net assets	$755,915,813
Net assets consist of
Paid-in capital	$848,941,365
Total distributable loss	(93,025,552)
Total net assets	$755,915,813
Computation of net asset value and offering price per share
Net assets–Class A	$331,000,042
Shares outstanding–Class A1	31,467,022
Net asset value per share–Class A	$10.52
Maximum offering price per share – Class A2	$11.02
Net assets–Class C	$9,863,564
Shares outstanding–Class C1	919,529
Net asset value per share–Class C	$10.73
Net assets–Administrator Class	$172,773,691
Shares outstanding–Administrator Class[1]	16,393,421
Net asset value per share–Administrator Class	$10.54
Net assets–Institutional Class	$242,278,516
Shares outstanding–Institutional Class[1]	22,989,173
Net asset value per share–Institutional Class	$10.54

[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.
22 | Allspring California Tax-Free Fund

Statement of operations—year ended June 30, 2023
Statement of operations
Investment income
Interest	$32,139,007
Income from affiliated securities	361,500
Total investment income	32,500,507
Expenses
Management fee	3,297,452
Administration fees
Class A	568,444
Class C	17,111
Administrator Class	218,897
Institutional Class	209,290
Shareholder servicing fees
Class A	886,832
Class C	26,680
Administrator Class	542,819
Distribution fee
Class C	80,041
Custody and accounting fees	49,173
Professional fees	82,720
Registration fees	60,295
Shareholder report expenses	40,353
Trustees’ fees and expenses	23,191
Other fees and expenses	16,606
Total expenses	6,119,904
Less: Fee waivers and/or expense reimbursements
Fund-level	(173,019)
Class A	(221,359)
Class C	(6,396)
Administrator Class	(435,551)
Net expenses	5,283,579
Net investment income	27,216,928
Realized and unrealized gains (losses) on investments
Net realized losses on
Unaffiliated securities	(33,468,976)
Affiliated securities	(1,442)
Futures contracts	(541,577)
Net realized losses on investments	(34,011,995)
Net change in unrealized gains (losses) on
Unaffiliated securities	19,025,228
Affiliated securities	(296)
Futures contracts	(599,670)
Net change in unrealized gains (losses) on investments	18,425,262
Net realized and unrealized gains (losses) on investments	(15,586,733)
Net increase in net assets resulting from operations	$11,630,195
The accompanying notes are an integral part of these financial statements.
Allspring California Tax-Free Fund  | 23

Statement of changes in net assets
Statement of changes in net assets
	Year ended June 30, 2023		Year ended June 30, 2022
Operations
Net investment income		$27,216,928		$33,632,993
Net realized losses on investments		(34,011,995)		(19,017,886)
Net change in unrealized gains (losses) on investments		18,425,262		(139,862,538)
Net increase (decrease) in net assets resulting from operations		11,630,195		(125,247,431)
Distributions to shareholders from
Net investment income and net realized gains
Class A		(11,004,801)		(12,231,031)
Class C		(251,461)		(290,228)
Administrator Class		(7,166,876)		(10,633,943)
Institutional Class		(8,793,753)		(10,482,832)
Total distributions to shareholders		(27,216,891)		(33,638,034)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	1,788,917	18,756,448	8,830,381	104,258,640
Class C	113,070	1,205,517	77,931	931,768
Administrator Class	10,394,387	110,089,691	7,732,532	89,652,025
Institutional Class	12,102,657	128,041,745	13,875,016	158,722,682
		258,093,401		353,565,115
Reinvestment of distributions
Class A	991,921	10,425,233	1,008,834	11,677,026
Class C	23,289	249,534	24,246	287,042
Administrator Class	664,062	6,992,839	907,189	10,502,816
Institutional Class	365,863	3,853,429	392,088	4,547,445
		21,521,035		27,014,329
Payment for shares redeemed
Class A	(10,050,368)	(106,466,759)	(11,212,029)	(130,013,134)
Class C	(280,111)	(3,014,550)	(579,735)	(6,824,136)
Administrator Class	(26,824,331)	(280,817,286)	(7,910,999)	(89,148,723)
Institutional Class	(18,032,227)	(189,734,272)	(17,310,888)	(195,721,790)
		(580,032,867)		(421,707,783)
Net decrease in net assets resulting from capital share transactions		(300,418,431)		(41,128,339)
Total decrease in net assets		(316,005,127)		(200,013,804)
Net assets
Beginning of period		1,071,920,940		1,271,934,744
End of period		$755,915,813		$1,071,920,940
The accompanying notes are an integral part of these financial statements.
24 | Allspring California Tax-Free Fund

Financial highlights
Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
Class A	2023	2022	2021	2020	2019
Net asset value, beginning of period	$10.65	$12.13	$11.91	$11.91	$11.64
Net investment income	0.33	0.30	0.32	0.35	0.37
Net realized and unrealized gains (losses) on investments	(0.13)	(1.48)	0.22	0.00 [1]	0.28
Total from investment operations	0.20	(1.18)	0.54	0.35	0.65
Distributions to shareholders from
Net investment income	(0.33)	(0.30)	(0.32)	(0.35)	(0.38)
Net asset value, end of period	$10.52	$10.65	$12.13	$11.91	$11.91
Total return[2]	1.90%	(9.90)%	4.59%	2.93%	5.70%
Ratios to average net assets (annualized)
Gross expenses	0.83%	0.81%	0.81%	0.81%	0.83%
Net expenses	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment income	3.10%	2.57%	2.66%	2.92%	3.22%
Supplemental data
Portfolio turnover rate	15%	17%	9%	23%	9%
Net assets, end of period (000s omitted)	$331,000	$412,553	$486,668	$494,450	$482,395

[1]	Amount is less than $0.005.
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.
Allspring California Tax-Free Fund  | 25

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
Class C	2023	2022	2021	2020	2019
Net asset value, beginning of period	$10.86	$12.37	$12.14	$12.15	$11.87
Net investment income	0.26	0.22	0.24	0.27	0.29
Net realized and unrealized gains (losses) on investments	(0.14)	(1.51)	0.23	(0.02)	0.29
Total from investment operations	0.12	(1.29)	0.47	0.25	0.58
Distributions to shareholders from
Net investment income	(0.25)	(0.22)	(0.24)	(0.26)	(0.30)
Net asset value, end of period	$10.73	$10.86	$12.37	$12.14	$12.15
Total return[1]	1.16%	(10.58)%	3.86%	2.08%	4.95%
Ratios to average net assets (annualized)
Gross expenses	1.58%	1.56%	1.56%	1.56%	1.58%
Net expenses	1.50%	1.50%	1.50%	1.50%	1.50%
Net investment income	2.35%	1.80%	1.91%	2.18%	2.47%
Supplemental data
Portfolio turnover rate	15%	17%	9%	23%	9%
Net assets, end of period (000s omitted)	$9,864	$11,548	$19,066	$27,413	$32,758

[1]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.
26 | Allspring California Tax-Free Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
Administrator Class	2023	2022	2021	2020	2019
Net asset value, beginning of period	$10.67	$12.16	$11.93	$11.94	$11.66
Net investment income	0.35	0.32	0.34	0.37	0.40
Net realized and unrealized gains (losses) on investments	(0.13)	(1.49)	0.24	(0.01)	0.28
Total from investment operations	0.22	(1.17)	0.58	0.36	0.68
Distributions to shareholders from
Net investment income	(0.35)	(0.32)	(0.35)	(0.37)	(0.40)
Net asset value, end of period	$10.54	$10.67	$12.16	$11.93	$11.94
Total return	2.11%	(9.77)%	4.89%	3.05%	5.99%
Ratios to average net assets (annualized)
Gross expenses	0.77%	0.75%	0.75%	0.75%	0.77%
Net expenses	0.55%	0.55%	0.55%	0.55%	0.55%
Net investment income	3.27%	2.78%	2.86%	3.13%	3.43%
Supplemental data
Portfolio turnover rate	15%	17%	9%	23%	9%
Net assets, end of period (000s omitted)	$172,774	$343,154	$382,093	$301,919	$231,252
The accompanying notes are an integral part of these financial statements.
Allspring California Tax-Free Fund  | 27

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
Institutional Class	2023	2022	2021	2020	2019
Net asset value, beginning of period	$10.67	$12.16	$11.93	$11.94	$11.66
Net investment income	0.36	0.33	0.35	0.38	0.41
Net realized and unrealized gains (losses) on investments	(0.13)	(1.49)	0.23	(0.01)	0.28
Total from investment operations	0.23	(1.16)	0.58	0.37	0.69
Distributions to shareholders from
Net investment income	(0.36)	(0.33)	(0.35)	(0.38)	(0.41)
Net asset value, end of period	$10.54	$10.67	$12.16	$11.93	$11.94
Total return	2.18%	(9.71)%	4.96%	3.12%	6.07%
Ratios to average net assets (annualized)
Gross expenses	0.50%	0.48%	0.48%	0.48%	0.50%
Net expenses	0.48%	0.48%	0.48%	0.48%	0.48%
Net investment income	3.36%	2.83%	2.93%	3.19%	3.49%
Supplemental data
Portfolio turnover rate	15%	17%	9%	23%	9%
Net assets, end of period (000s omitted)	$242,279	$304,666	$384,108	$328,107	$293,180
The accompanying notes are an integral part of these financial statements.
28 | Allspring California Tax-Free Fund

Notes to financial statements
Notes to financial statements
1.
ORGANIZATION
Allspring Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring California Tax-Free Fund  (the “Fund”) which is a non-diversified series of the Trust.
2.
SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC (“Allspring Funds Management”), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
Futures contracts
Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price and on a specified date.  The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates and is subject to interest rate risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange-traded and the exchange’s clearinghouse, as the counterparty to all exchange-traded futures, guarantees the futures contracts against default.
Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or received from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.
Distributions to shareholders
Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S.
Allspring California Tax-Free Fund  | 29

Notes to financial statements
generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s  tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of June 30, 2023, the aggregate cost of all investments for federal income tax purposes was $761,649,698 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$13,334,910
Gross unrealized losses	(24,865,385)
Net unrealized losses	$(11,530,475)
As of June 30, 2023, the Fund had capital loss carryforwards which consist of $47,829,369 in short-term capital losses and $33,723,516 in long-term capital losses.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3.
FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2023:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Closed-end fund obligations	$0	$5,400,000	$0	$5,400,000
Municipal obligations	0	728,909,275	0	728,909,275
Short-term investments
Investment companies	16,409,618	0	0	16,409,618
Total assets	$16,409,618	$734,309,275	$0	$750,718,893
Liabilities
Futures contracts	$599,670	$0	$0	$599,670
Total liabilities	$599,670	$0	$0	$599,670
30 | Allspring California Tax-Free Fund

Notes to financial statements
Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended June 30, 2023, the Fund did not have any transfers into/out of Level 3.
4.
TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.400%
Next $500 million	0.375
Next $2 billion	0.350
Next $2 billion	0.325
Next $5 billion	0.290
Over $10 billion	0.280
For the year ended June 30, 2023, the management fee was equivalent to an annual rate of 0.39% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC, an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.15%
Class C	0.15
Administrator Class	0.10
Institutional Class	0.08
Prior to June 30, 2023, the class-level administration fee for Class A and Class C was 0.16% of the average daily net assets of each respective class.
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund.  When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through October 31, 2023 to waive fees and/or reimburse expenses to the extent necessary to cap
Allspring California Tax-Free Fund  | 31

Notes to financial statements
expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of June 30, 2023, the contractual expense caps are as follows:
EXPENSE RATIO CAPS
Class A	0.75%
Class C	1.50
Administrator Class	0.55
Institutional Class	0.48
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC (“Allspring Funds Distributor”), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate up to 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended June 30, 2023, Allspring Funds Distributor received $4,527 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended June 30, 2023.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class are charged a fee at an annual rate up to 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of the Fund.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $27,020,000, $49,021,389 and $(410,034) in interfund purchases, sales and net realized gains (losses), respectively, during the year ended June 30, 2023.
5.
INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2023 were $119,382,709 and $429,977,834, respectively.
6.
DERIVATIVE TRANSACTIONS
During the year ended June 30, 2023, the Fund entered into futures contracts as a tactical move to take advantage of dislocation in the market. The Fund had an average notional amount of $7,899,940 in long futures contracts during the year ended June 30, 2023.
The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.
7.
BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
For the year ended June 30, 2023, there were no borrowings by the Fund under the agreement.
8.
DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid was $27,216,891 and $33,638,034 of tax-exempt income for the years ended June 30, 2023 and June 30, 2022, respectively.
32 | Allspring California Tax-Free Fund

Notes to financial statements
As of June 30, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed tax-exempt income	Unrealized losses	Capital loss carryforward
$632,048	$(11,530,475)	$(81,552,885)
9.
CONCENTRATION RISK
The Fund invests a substantial portion of its assets in issuers of municipal debt securities located in a single state or territory of the U.S. Therefore, it may be more affected by economic and political developments in that state or region than would be a comparable general tax-exempt fund. As of the end of the period, the Fund’s investments were concentrated in the state of California.
10.
INDEMNIFICATION
Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
Allspring California Tax-Free Fund  | 33

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring California Tax-Free Fund (the Fund), one of the funds constituting Allspring Funds Trust, including the portfolio of investments, as of June 30, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of June 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of June 30, 2023, by correspondence with the custodian, transfer agent and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
August 25, 2023
34 | Allspring California Tax-Free Fund

Other information (unaudited)
Other information
Tax information
Pursuant to Section 852 of the Internal Revenue Code, 100% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended June 30, 2023.
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-259-3305, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Quarterly portfolio holdings information
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Allspring California Tax-Free Fund  | 35

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 127 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015
Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong
Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of
Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International
Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life
Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent
Memorial Hospital Foundation (non-profit organization). Mr. Ebsworth is a CFA charterholder.
N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018
Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning
Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens &
Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead
Independent Director and chair of the Audit Committee. Board member of the Russell Exchange
Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.
N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019
Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of
CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011,
Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and
Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to
2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the
Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory board of
Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).
N/A
David F. Larcker (Born 1950)	Trustee, since 2009
Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of
Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the
Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate
Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of
Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The
Wharton School, University of Pennsylvania from 1985 to 2005.
N/A
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018
International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the
University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center
on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic
Research. Previously taught at Cornell University from 1978 to 1993.
N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018
President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of
NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.
N/A
1
The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.

36 | Allspring California Tax-Free Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Trustee, since 2018
Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to
2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell
Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays
Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays
Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-
profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of
Columbia Bar Associations.
N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019
Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner,
Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for
Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-
2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive
Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner,
Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination
Medical Center Corporation. Board member of the Minnesota Wild Foundation.
N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Allspring California Tax-Free Fund  | 37

Other information (unaudited)
Officers1
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017
President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund
Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital
Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated
Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Complex)
Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen
Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022
Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance
Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015
Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.

Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021
Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department
from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at
Morgan, Lewis & Bockius LLP from 2008 to 2015.

1 For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

38 | Allspring California Tax-Free Fund

Other information (unaudited)
Board consideration of investment management and sub-advisory agreements:
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Allspring Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 15-17, 2023 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for the Allspring California Tax-Free Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Allspring Funds Management, LLC (“Allspring Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Allspring Global Investments, LLC (the “Sub-Adviser”), an affiliate of Allspring Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Allspring Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2023, and at the Meeting, the Trustees conferred extensively among themselves and with representatives of Allspring Funds Management about these matters. The Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
The Board noted that it initially approved the Advisory Agreements at a Board meeting held in May 2021, each for a two-year term, in advance of the sale of Wells Fargo Asset Management to Allspring Global Investments Holdings, LLC,1 a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Trustees also noted that, while they did not specifically consider the continuation of the Advisory Agreements in 2022 as a result of the two-year term that was approved in 2021, the Trustees received and considered certain information at a Board meeting held in April 2022 that was applicable to the Advisory Agreements, including an overview and financial review of the Allspring Global Investments business, information regarding certain ancillary agreements that were approved by the Board at the April 2022 Board meeting, and comparative data regarding Fund fees and expenses.
In providing information to the Board, Allspring Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2023. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interactions with Allspring Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Allspring Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent, and quality of services
The Board received and considered various information regarding the nature, extent, and quality of services provided to the Fund by Allspring Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Allspring Global Investments, of which Allspring Funds Management and the Sub-Adviser are a part, and a summary of investments made in the Allspring Global Investments business. The Board also considered information about retention arrangements with respect to key personnel of Allspring Global Investments that were put in place in connection with the Transaction. The Board took into account information about the services that continue to be provided by Wells Fargo & Co. and/or its affiliates (“Wells Fargo”) since the Transaction under a transition services agreement and the anticipated timeline for exiting the transition services agreement. In addition, the Board received and considered information about the full range of services provided to the Fund by Allspring Funds Management and its affiliates.
1
The trade name for the asset management firm that includes Allspring Funds Management and the Sub-Adviser is “Allspring Global Investments.”

Allspring California Tax-Free Fund  | 39

Other information (unaudited)
The Board considered the qualifications, background, tenure, and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Allspring Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel.
The Board further considered the compliance programs and compliance records of Allspring Funds Management and the Sub-Adviser. The Board received and considered information about Allspring Global Investments’ risk management functions, which included information about Allspring Funds Management’s and the Sub-Adviser’s business continuity plans, their approaches to data privacy and cybersecurity, and Allspring Funds Management’s role as administrator of the Fund’s liquidity risk management program. The Board also received and considered information about Allspring Funds Management’s intermediary and vendor oversight program.
Fund investment performance and expenses
The Board considered the investment performance results for the Fund over various time periods ended December 31, 2022. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of the Universe for all periods under review. The Board also noted that the investment performance of the Fund was lower than the investment performance of its benchmark index, the Bloomberg Municipal Bond Index, for all periods under review, except that the investment performance of the Fund was higher than the investment performance of its benchmark index for the ten-year period under review. The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Fund’s investment performance.
The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for the Institutional Class, equal to the median net operating expense ratios of the expense Groups for the Class A shares, and in range of the median net operating expense ratios of the expense Groups for the Administrator Class.
The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment management and sub-advisory fee rates
The Board reviewed and considered the contractual fee rates payable by the Fund to Allspring Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Allspring Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Allspring Funds Management to the Sub-Adviser for investment sub-advisory services. It was noted that advisory fee waivers, if any, are at the fund level and not class level.
Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were in range of or lower than the sum of these average rates for the Fund’s expense Groups for all share classes.
The Board also received and considered information about the portion of the total management fee that was retained by Allspring Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Allspring Funds Management and not delegated to or assumed by the Sub-Adviser, and about Allspring Funds Management’s on-going oversight services. Given the affiliation between Allspring Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.
The Board also received and considered information about the nature and extent of services offered and fee rates charged by Allspring Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received

40 | Allspring California Tax-Free Fund

Other information (unaudited)
information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Allspring Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.
Profitability
The Board received and considered information concerning the profitability of Allspring Funds Management, as well as the profitability of Allspring Global Investments, from providing services to the fund complex as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the complex was subsumed in the Allspring Global Investments profitability analysis.
Allspring Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and differences in how Allspring Global Investments calculates its pre-tax profit metric versus the methodology used when Allspring Funds Management was part of Wells Fargo. It was noted that the impact of such differences had only minor impact on the financial results presented. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type, and age of fund.
Based on its review, the Board did not deem the profits reported by Allspring Funds Management or Allspring Global Investments from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Allspring Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Allspring Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Allspring Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
Other benefits to Allspring Funds Management and the Sub-Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Allspring Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that Allspring Funds Distributor, LLC, an affiliate of Allspring Funds Management, receives distribution-related fees in respect of shares sold or held through it.
The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser and fees earned in the past by Allspring Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund complex’s securities lending collateral.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

Allspring California Tax-Free Fund  | 41

Other information (unaudited)
Liquidity risk management program
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, which is reasonably designed to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund’s investment manager, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the “Council”) composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 16-17, 2023, the Board received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2022 through December 31, 2022 (the “Reporting Period”). The Report noted significant liquidity events impacting the Funds related to extended foreign market holidays as well as the difficulty of trading and settlement of most Russia-related securities due to sanctions activity. The Report noted that there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage the Fund’s, including the Fund’s, liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

42 | Allspring California Tax-Free Fund

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For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2023 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-07102023-vzhukaje 08-23
AR0032 06-23

Allspring High Yield Municipal Bond Fund
Annual Report
June 30, 2023

The views expressed and any forward-looking statements are as of June 30, 2023, unless otherwise noted, and are those of the Fund’s portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.
Allspring High Yield Municipal Bond Fund  | 1

Letter to shareholders (unaudited)

Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring High Yield Municipal Bond Fund for the 12-month period that ended June 30, 2023. Globally, stocks and bonds experienced heightened volatility through the period. The market was focused on persistently high inflation and the impact of ongoing aggressive central bank rate hikes. Compounding these concerns were the global reverberations of the Russia-Ukraine war. Riskier assets rallied in 2023, with anticipation of an end to the tight monetary policy despite concerns of a possible impending recession. After suffering deep and broad losses through 2022, bonds now benefit from a base of higher yields that can help generate higher income. However, ongoing rate hikes continued to be a headwind during recent months.
For the 12-month period, stocks generally outperformed bonds—both domestic U.S. and global. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 19.59%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 12.72%, while the MSCI EM Index (Net) (USD)3 had more muted performance, with a gain of 1.75%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -0.94%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 fell 1.83%, the Bloomberg Municipal Bond Index6 gained 3.19%, and the ICE BofA U.S. High Yield Index7 returned 8.97%.
Despite high inflation and central bank rate hikes, markets rallied.
Markets rebounded from a rough first half of the calendar year in July 2022, led by U.S. stocks. While U.S. economic activity showed signs of waning, the country’s labor market remained strong:  July nonfarm payrolls grew by more than 500,000 and U.S. unemployment dipped to 3.5%. Meanwhile, crude oil and retail gasoline prices—major contributors to recent overall inflation—fell substantially from earlier highs. And while U.S. home prices rose, sales fell as houses became less affordable with mortgage rates at a 13-year high. The Federal Reserve (Fed) raised the federal funds rate 0.75% in July—to a range of 2.25% to 2.50%—and forecasts pointed to further rate hikes.
August was a broadly challenging month. High inflation persisted, cresting 9% in the eurozone on an annual basis and remaining above 8% in the U.S. despite the Fed’s aggressive monetary policy and a major drop in global crude oil and gasoline prices from their June peak. One positive was the resilient U.S. jobs market. However, the Fed’s job was clearly not complete. One longer-term bright spot was the U.S. Congress’s passage of the Inflation Reduction Act. Its primary stated goals include to reduce inflation (though not immediately) by curbing the deficit, capping health care spending by seniors, and investing in domestic sources of clean energy.
“ Markets rebounded from a rough first half of the calendar year in July 2022, led by U.S. stocks. While U.S. economic activity showed signs of waning, the country’s labor market remained strong. ”
1
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.
2
The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source:  MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
3
The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.
4
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
5
The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
6
The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
7
The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high yield bonds. The index tracks the performance of high yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2023. ICE Data Indices, LLC. All rights reserved.
2 | Allspring High Yield Municipal Bond Fund

Letter to shareholders (unaudited)
In September, all asset classes suffered further major losses. Central banks kept up their battle against rapidly rising prices with more rate hikes. The strength of the U.S. dollar weighed on results for investors holding non-U.S.-dollar assets. U.S. mortgage rates jumped to near 7% on 30-year fixed-rate mortgages; the decreased housing affordability began to cool demand somewhat. The U.K. experienced a sharp sell-off of government bonds and the British pound in September as investors panicked in response to a new government budget that was seen as financially unsound. The Bank of England (BoE) then stepped in and bought long-dated government bonds.
Equities had a reprieve in October. Globally, developed markets outpaced emerging market equities, which were hurt by weakness among Chinese stocks. Central banks continued to try to curtail high inflation with aggressive interest rate hikes. Geopolitical risks persisted, including the ongoing Russia-Ukraine war and economic, financial market, and political turmoil in the U.K. Concerns over Europe’s energy crisis eased thanks to unseasonably warm weather and plentiful gas on hand. The U.S. labor market continued its resilience against rising prices as unemployment remained near a record low.
Stocks and bonds rallied in November. Economic news was encouraging, driven by U.S. labor market strength. Although central banks kept increasing rates, hopes rose for an easing in the pace of rate hikes and a possible end to central bank monetary tightening in 2023. Although inflation remained at record highs in the eurozone, we began to see signs of a possible decline in inflationary pressures as U.S. inflation moderated, with a 7.1% annual price rise in November and a monthly price increase of just 0.1%. China’s economic data remained weak, reflecting its zero-COVID-19 policy.
Financial markets cooled in December, with U.S. equities declining overall in response to a weakening U.S. dollar. Fixed income securities ended one of their worst years ever, with generally flat monthly returns as markets weighed the hopes for an end to the monetary tightening cycle with the reality that central banks had not completed their jobs yet. U.S. Consumer Price Index (CPI),1 data showed a strong consistent trend downward, which brought down the 12-month CPI to 6.5% in December from 9.1% in June. Other countries and regions reported still-high but declining inflation rates as the year wound down.
The year 2023 began with a rally across global equities and fixed income securities. Investor optimism rose in response to data indicating declining inflation rates and the reopening of China’s economy with the abrupt end to its zero-COVID-19 policy. The U.S. reported surprisingly strong job gains—employers added more than 500,000 jobs—and unemployment fell to 3.4%, the lowest level since 1969. Meanwhile, wage growth, seen as a potential contributor to ongoing high inflation, continued to moderate. All eyes remained fixed on the Fed and on how many more rate hikes remain in this tightening cycle. The 0.25% federal funds rate hike announced in January was the Fed’s smallest rate increase since March 2022.
Markets declined in February as investors responded unfavorably to resilient economic data. The takeaway:  Central banks would likely continue their monetary tightening cycle for longer than markets had priced in. In this environment—where strong economic data is seen as bad news—the resilient U.S. labor market was seen as a negative while the inflation rate was not falling quickly enough for the Fed, which raised interest rates by 0.25% in early February. Meanwhile, the BoE and the European Central Bank (ECB) both raised rates by 0.50%.
The collapse of Silicon Valley Bank in March, the second-largest banking failure in U.S. history, led to a classic bank run that spread to Europe, where Switzerland’s Credit Suisse was taken over by its rival, UBS. The banking industry turmoil created an additional challenge for central banks in balancing inflationary concerns against potential economic weakening. Meanwhile, recent data pointed to economic strength in the U.S., Europe, and China. And China’s economy continued to rebound after the removal of its COVID-19 lockdown. Inflation rates in the U.S., the U.K., and Europe all remained higher than central bank targets, leading to additional rate hikes in March.
“ The collapse of Silicon Valley Bank in March, the second-largest banking failure in U.S. history, led to a classic bank run that spread to Europe, where Switzerland’s Credit Suisse was taken over by its rival, UBS. ”
1
The U.S. Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
Allspring High Yield Municipal Bond Fund  | 3

Letter to shareholders (unaudited)
Economic data released in April pointed to global resilience, as Purchasing Managers Indexes1 in the U.S., U.K., and eurozone beat expectations and China reported first-quarter annualized economic growth of 4.5%. Despite banking industry stress, developed market stocks had monthly gains. The U.S. labor market remained strong, with a 3.5% jobless rate and monthly payroll gains above 200,000. However, uncertainty and inflationary concerns weighed on investors in the U.S. and abroad.
May was marked by a divergence between expanding activity in services and an overall contraction in manufacturing activity in the U.S., U.K., and eurozone. Core inflation remained elevated in the U.S. and Europe, despite the ongoing efforts of the Fed and ECB, which included rate hikes of 0.25% by both in May. Stubborn inflation and the resilient U.S. labor market led to expectations of further interest rate hikes, overall monthly declines across bond indexes, and mixed results for stocks in May. Investor worries over a U.S. debt ceiling impasse were modest, and market confidence was buoyed by a deal in late May to avert a potential U.S. debt default.
June featured the Fed’s first pause on interest rate hikes since March 2022, when it began its aggressive campaign to rein in inflation. However, core CPI, excluding food and energy prices, while continuing to decline, remained stubbornly high in June, at 4.8%, well above the Fed’s 2.0% target rate. With the U.S. unemployment rate still at 3.6%, near a historical low, and U.S. payrolls growing in June for the 30th consecutive month, expectations of more Fed rate hikes were reinforced. However, U.S. and global stocks had strong returns in June.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,

Andrew Owen
President
Allspring Funds
For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.
1
The Purchasing Managers Index (PMI) is an index of the prevailing direction of economic trends in the manufacturing and service sectors. You cannot invest directly in an index.
4 | Allspring High Yield Municipal Bond Fund

Letter to shareholders (unaudited)

Notice to Shareholders
 Beginning in July 2024, the Fund will be required by the Securities and Exchange Commission to send shareholders a paper copy of a new tailored shareholder report in place of the full shareholder report that you are now receiving. The tailored shareholder report will contain concise information about the Fund, including certain expense and performance information and fund statistics. If you wish to receive this new tailored shareholder report electronically, please follow the instructions on the back cover of this report.

 Other information that is currently included in the shareholder report, such as the Fund’s financial statements, will be available online and upon request, free of charge, in paper or electronic format.

Allspring High Yield Municipal Bond Fund  | 5

Performance highlights (unaudited)
Performance highlights
Investment objective	The Fund seeks high current income exempt from federal income tax, and capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Dennis Derby, Terry J. Goode, Kerry Laurin

Average annual total returns (%) as of June 30, 2023
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]
Class A (WHYMX)	1-31-2013	-1.91	0.66	3.47	2.71	1.59	3.95	1.11	0.80
Class C (WHYCX)	1-31-2013	0.94	0.83	3.33	1.94	0.83	3.33	1.86	1.55
Class R6 (EKHRX)[3]	7-31-2018	–	–	–	3.01 ♠	1.90	4.23	0.73	0.50
Administrator Class (WHYDX)	1-31-2013	–	–	–	2.71	1.70	4.05	1.05	0.70
Institutional Class (WHYIX)	1-31-2013	–	–	–	2.97	1.84	4.21	0.78	0.55
High Yield Municipal Bond Blended Index[4]	–	–	–	–	3.01	2.43	3.59	–	–
Bloomberg High Yield Municipal Bond Index[5]	–	–	–	–	2.85	2.79	4.17	–	–
Bloomberg Municipal Bond Index[6]	–	–	–	–	3.19	1.84	2.68	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

♠
Total return differs from the return in the Financial Highlights in this report. The total return presented is calculated based on the Net Asset Value (NAV) at which the shareholder transactions were processed. The NAV and total return presented in the Financial Highlights reflects certain adjustments made to the net assets of the Fund that are necessary under U.S. generally accepted accounting principles.

[1]
Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the Financial Highlights of this report.

[2]
The manager has contractually committed through October 31, 2023, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.80% for Class A, 1.55% for Class C, 0.50% for Class R6, 0.70% for Administrator Class and 0.55% for Institutional Class. Brokerage
commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees.
Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]
Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.

[4]
Source:  Allspring Funds Management, LLC. The High Yield Municipal Bond Blended Index is weighted 60% in the Bloomberg High Yield Municipal Bond Index and 40% in
the Bloomberg Municipal Bond Index. You cannot invest directly in an index.

[5]
The Bloomberg High Yield Municipal Bond Index measures the non-investment-grade and nonrated U.S. dollar–denominated, fixed-rate, tax-exempt bond market within the 50 United States and four other qualifying regions (Washington, D.C.; Puerto Rico; Guam; and the Virgin Islands). The index allows state and local general obligation, revenue, insured, and prefunded bonds; however, historically the index has been composed of mostly revenue bonds. You cannot invest directly in an index.

[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

6 | Allspring High Yield Municipal Bond Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of June 30, 2023[1]

[1]
The chart compares the performance of Class A shares for the most recent ten years with the High Yield Municipal Bond Blended Index, Bloomberg High Yield Municipal
Bond Index and Bloomberg Municipal Bond Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to municipal securities risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the Alternative Minimum Tax (AMT). Any capital gains distributions may be taxable.

Allspring High Yield Municipal Bond Fund | 7

Performance highlights (unaudited)
MANAGER’S DISCUSSION
Fund highlights
•The Fund (Class A, excluding sales charge) underperformed its benchmarks, the High Yield Municipal Bond Blended Index, the Bloomberg High Yield Municipal Bond Index, and the Bloomberg Municipal Bond Index, for the year that ended June 30, 2023.
•Underweights to tobacco and Puerto Rico detracted from performance. Overweight positions to leasing, education, and hospitals were detractors as well.
•Yield-curve positioning contributed to overall performance due to an overweight to the long-maturity segments, which underperformed in the index but overperformed in the portfolio due to credit selection.
•The Fund benefited from an overweight to the best-performing BBB-rated segment and an underweight to the weakest-performing AAA-rated segment.
• A shorter duration position at the beginning of the period contributed as rates increased over the year. The Fund added duration during market pullbacks.
Global economies increase lending rates in hopes of taming runaway inflation.
Entering 2022, the excitement of a post-pandemic world gave way to new whispers and fears of higher prices and broad-based inflation caused by supply chain bottlenecks, increased housing costs, wage increases, and employment market distortions. Those fears quickly became reality and prices began to rise at a historic rate. The U.S. Federal Open Market Committee acted quickly and with purpose:  ending open market purchases, reducing its balance sheet, and raising the benchmark overnight lending rate at each monthly meeting through 2022 and early 2023. Fixed income and equity markets fell sharply but began to recover as annual inflation numbers peaked in June and began to recede.
U.S. unemployment, which reached a multigenerational high of more than 14% in the spring of 2020, fell throughout the past year and has settled below 4%. Employers continue to add jobs, especially in service-oriented industries, and the resulting wage increases have further contributed to inflationary pressures. After U.S. gross domestic product turned negative in the first and second quarters of 2022, it expanded at rates above 2% in each subsequent quarter. The federal funds rate, which began 2022 at 0.25% to 0.50%, was raised 10 consecutive times before a pause in June 2023. It now sits at 5.25% to 5.50% as the Federal Reserve (Fed) attempts to curb inflation. In this environment, some form of recession seems imminent.
In the wake of continued rate increases, U.S. fixed income yields rose dramatically as investors reacted to Fed actions, with the yield on the 10-year Treasury ending the period near 4%. Rising U.S. Treasury yields affected all fixed income sectors in 2022, with all seeing their worst returns in more than 40 years. The U.S. Treasury yield curve remained substantially inverted throughout the period, which has driven many investors into shorter-term interest-bearing vehicles, including money markets.
Municipals sold off drastically to start the period but began to rebound in the fourth quarter of 2022. The Bloomberg Municipal Bond Index fell nearly 8% and the broader municipal market had more than $124 billion in outflows before stabilizing early in 2023. For the first time in history, the municipal yield curve also inverted but not to the degree seen in Treasuries.

Credit quality as of June 30, 2023[1]

1%
AAA/Aaa
9%
AA/Aa
16%
A/A
28%
BBB/Baa
10%
BB/Ba
36%
Not rated

[1]
The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the portfolio with the ratings depicted in the chart are calculated based on the market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of the three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D
(lowest). Ratings from A to CCC may be modified by the addition of a plus
(+) or minus (-) sign to show relative standing within the rating categories.
Standard & Poor’s rates the creditworthiness of short-term notes from
SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from
MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

8 | Allspring High Yield Municipal Bond Fund

Performance highlights (unaudited)
While this environment has certainly been painful for municipal investors, the drawdown has created significantly improved opportunities and entry points. Municipal to Treasury ratios ended the period elevated but at far better levels than in 2021. Municipal credit spreads have widened substantially while the underlying fundamental credit of municipalities remains strong following trillions of dollars in government stimulus. We believe investors will continue to return to the municipal market in the latter half of 2023, attracted by increased yields, positive fundamental strength, and good relative value.
Factors across the market influenced Fund performance.
At the beginning of the fiscal year, the Fund was shorter relative to the index. Rates increased over the course of the year and management decided to extend duration during periods of market weakness, which was largely beneficial for the Fund’s performance. Additions to the portfolio over the past 12 months tended to be higher in credit quality, as spreads in the lower-rated investment-grade space and higher-quality below-investment-grade space were attractive and, in our opinion, offered more value than lower-rated high yield paper. This “high yield light” strategy capitalized on market disruptions and on ensuring the Fund was compensated for credit risks appropriately.

Effective maturity distribution as of June 30, 2023[1]

5%
0-1 year
2%
1-3 year(s)
4%
3-5 years
6%
5-10 years
19%
10-20 years
52%
20-30 years
12%
30+ years

[1]	Figures represent the percentage of the Fund’s total investments. These amounts are subject to change and may have changed since the date specified.
Duration, sector allocation, and quality allocation contributed to relative performance, while yield-curve positioning and individual security selection detracted.
We were overweight long maturities and underweight shorter and intermediate parts of the curve. The longer-duration paper in the portfolio outperformed the same maturities in the index due to security selection. The Fund maintained higher-than-typical liquidity so that the management team could be liquidity providers instead of liquidity takers. This was beneficial during market pullbacks, as the Fund was able to capitalize on market opportunities to add “high yield light” names, such as lower-rated airports.
We were overweight BBB-rated debt and A-rated debt for the period and underweight below-investment-grade for the period as we implemented our “high yield light” strategy of overweighting BBB-rated and A-rated paper. We remained underweight AA-rated debt and AAA-rated debt. Our substantial 2.4-year overweight to the BBB category added to performance as this was the overall best-performing space. Our underweight to AAA-rated bonds was beneficial. We anticipate investment-grade municipal defaults will remain rare, but we believe investors should continue to focus on security selection, especially within the lower-rated and nonrated sectors, as these are more likely to face credit event risk.
The Fund ended the year underweight general obligation (GO) bonds and slightly overweight revenue bonds. This detracted from performance as GO bonds performed well. However, our selection within the space was a positive as the Fund outperformed the index within that space. Revenue bonds underperformed relative to the index, with resource recovery being a detractor, while transportation, special tax, and leasing added to performance. Transportation had an overweight and was among the best-performing sectors in the index and the portfolio. Underexposure to senior living was somewhat beneficial to performance, while underexposure to industrial development revenue/pollution control revenue bonds, specifically tobacco bonds, detracted. Overweight exposures to New York, New Jersey, Illinois, and Colorado contributed to performance. Not having exposure to Puerto Rico was a detractor from performance for the year. Risks remain elevated in senior living and project finance sectors, and these sectors continued to see defaults over the period.
The Fund was slightly shorter in duration at the beginning of the period. We extended duration as rates rose, which contributed to performance. An underweight to zero coupons detracted. An overweight to premium coupons (5% and higher), which generally perform well in rising rate environments, also contributed to performance relative to the benchmark. The Fund was also overweight bonds subject to the alternative minimum tax over the year, which benefited the Fund’s performance.
The outlook for bond selection remains favorable, in our view. Increased dispersion within rating tiers and sectors offers the opportunity for differentiation among credits. As the period ended, primary and secondary market opportunities were favorable due to elevated municipal yields relative to the beginning of the period and wider credit spreads.

Allspring High Yield Municipal Bond Fund | 9

Fund expenses (unaudited)
Fund expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2023 to June 30, 2023.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 1-1-2023	Ending account value 6-30-2023	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,035.38	$3.99	0.79%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.88	$3.96	0.79%
Class C
Actual	$1,000.00	$1,031.55	$7.76	1.54%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.16	$7.70	1.54%
Class R6
Actual	$1,000.00	$1,036.90	$2.47	0.49%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.37	$2.46	0.49%
Administrator Class
Actual	$1,000.00	$1,034.78	$3.48	0.69%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.37	$3.46	0.69%
Institutional Class
Actual	$1,000.00	$1,036.65	$2.73	0.54%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.12	$2.71	0.54%

[1]
Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half-year period).

10 | Allspring High Yield Municipal Bond Fund

Portfolio of investments—June 30, 2023
Portfolio of investments

	Interest rate	Maturity date	Principal	Value
Municipal obligations: 99.73%
Alabama: 1.32%
Education revenue: 0.83%
Jacksonville Public Educational Building Authority Jacksonville State University Series A (AGM Insured)	5.00%	8-1-2054	$1,200,000	$1,265,313
Water & sewer revenue: 0.49%
County of Jefferson Sewer Revenue Series B CAB (AGM Insured)¤	0.00	10-1-2027	920,000	740,643
				2,005,956
Arizona: 1.66%
Education revenue: 0.43%
Florence Town, Inc. IDA Legacy Traditional School Obligated Group144A	5.00	7-1-2023	55,000	55,000
IDA of the City of Phoenix Arizona Legacy Traditional School Obligated Group Series A144A	6.50	7-1-2034	500,000	509,758
IDA of the County of Pima Partnership with Parents, Inc.	6.00	5-1-2024	85,000	85,963
				650,721
Health revenue: 1.23%
IDA of the County of Pima La Posada at Park Centre, Inc. Obligated Group Series A144A	7.00	11-15-2057	1,000,000	1,007,379
Tempe IDA Mirabella at ASU, Inc. Series A144A	6.13	10-1-2052	1,400,000	853,103
				1,860,482
				2,511,203
Arkansas: 0.66%
Industrial development revenue: 0.66%
Arkansas Development Finance Authority United States Steel Corp. AMT	5.45	9-1-2052	1,000,000	999,921
California: 5.12%
Airport revenue: 0.67%
California Municipal Finance Authority LAX Integrated Express Solutions LLC Series A AMT	5.00	12-31-2043	1,000,000	1,015,843
Education revenue: 0.29%
California Infrastructure & Economic Development Bank WFCS Holdings II LLC Series A-1144A	5.00	1-1-2056	250,000	189,530
California Municipal Finance Authority Albert Einstein Academy Charter School/Charter Middle School Series A	7.13	8-1-2043	250,000	250,684
				440,214
Health revenue: 1.00%
California PFA Kendal at Sonoma Obligated Group Series A144A	5.00	11-15-2046	500,000	449,725
California Statewide Communities Development Authority Enloe Medical Center Obligated Group Series A (AGM Insured)	5.25	8-15-2052	1,000,000	1,065,028
				1,514,753
The accompanying notes are an integral part of these financial statements.
Allspring High Yield Municipal Bond Fund  | 11

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Housing revenue: 1.34%
California Community Housing Agency Creekwood Apartments Series A144A	4.00%	2-1-2056	$500,000	$347,686
California Statewide Communities Development Authority Community Improvement Authority 1818 Platinum Triangle-Anaheim Series B144A	4.00	4-1-2057	500,000	345,154
California Statewide Communities Development Authority Community Improvement Authority Waterscape Apartments Series B144A	4.00	9-1-2046	425,000	353,765
Compton PFA144A	4.00	9-1-2027	1,000,000	983,051
				2,029,656
Miscellaneous revenue: 0.35%
California Municipal Finance Authority Palomar Health Obligated Group Series A (AGM Insured)	5.25	11-1-2052	500,000	533,908
Tax revenue: 0.57%
San Francisco City & County Redevelopment Successor Agency Mission Bay South Redevelopment Project Subordinate Bond Series D CAB144A¤	0.00	8-1-2026	1,000,000	869,713
Tobacco revenue: 0.21%
Tobacco Securitization Authority of Northern California Sacramento County Tobacco Securitization Corp. Series B2 CAB¤	0.00	6-1-2060	2,000,000	310,666
Utilities revenue: 0.69%
California Community Choice Financing Authority Clean Energy Project Green Bond Series Cøø	5.25	1-1-2054	1,000,000	1,046,099
				7,760,852
Colorado: 6.82%
Airport revenue: 0.69%
City & County of Denver Airport System Revenue Series D AMT	5.00	11-15-2053	1,000,000	1,045,582
Education revenue: 0.28%
Colorado ECFA New Summit Academy Series A144A	4.00	7-1-2061	600,000	426,614
GO revenue: 4.88%
Berthoud-Heritage Metropolitan District No. 10 Series A	4.75	12-1-2052	500,000	395,139
Chambers Highpoint Metropolitan District No. 2	5.00	12-1-2051	830,000	701,547
Clear Creek Transit Metropolitan District No. 2 Series A	5.00	12-1-2050	1,000,000	866,159
Cornerstar Metropolitan District Series A	5.25	12-1-2047	1,000,000	956,113
Cottonwood Highlands Metropolitan District No. 1 Series A	5.00	12-1-2049	900,000	815,506
Denver International Business Center Metropolitan District No. 1	6.00	12-1-2048	1,145,000	1,140,769
Hogback Metropolitan District Series A	5.00	12-1-2051	585,000	507,043
Murphy Creek Metropolitan District No. 5 Series A	6.00	12-1-2052	1,000,000	973,028
Pronghorn Valley Metropolitan District Series A	4.00	12-1-2051	250,000	186,855
Westgate Metropolitan District	5.13	12-1-2051	1,000,000	855,504
				7,397,663
Tax revenue: 0.64%
Pueblo Urban Renewal Authority City of Pueblo Co. Sales Tax Revenue	5.00	6-1-2036	1,000,000	978,561
The accompanying notes are an integral part of these financial statements.
12 | Allspring High Yield Municipal Bond Fund

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Transportation revenue: 0.33%
Colorado High Performance Transportation Enterprise Plenary Roads Denver LLC AMT	5.75%	1-1-2044	$500,000	$499,988
				10,348,408
Delaware: 0.68%
Education revenue: 0.68%
Delaware State EDA Odyssey Charter School Series A144A	7.00	9-1-2045	1,000,000	1,025,555
District of Columbia: 0.28%
Tobacco revenue: 0.28%
District of Columbia Tobacco Settlement Financing Corp.	6.75	5-15-2040	420,000	431,089
Florida: 5.00%
Education revenue: 2.20%
Capital Trust Agency, Inc. Pineapple Cove Classical Academy Series A144A	5.13	7-1-2039	2,000,000	1,902,518
Florida Development Finance Corp. Global Outreach Charter Academy Obligated Group Series A144A	4.00	6-30-2056	625,000	439,477
Miami-Dade County IDA Youth Co-Op, Inc. Series A144A	6.00	9-15-2045	1,000,000	1,000,707
				3,342,702
Health revenue: 1.20%
Holmes County Hospital Corp.	6.00	11-1-2038	250,000	223,301
Lee County IDA Cypress Cove at Healthpark Florida Obligated Group Series A	5.25	10-1-2052	1,000,000	848,690
St. Johns County IDA Senior Living Vicar’s Landing Project Series A	4.00	12-15-2046	1,000,000	747,955
				1,819,946
Miscellaneous revenue: 1.35%
Village Community Development District No. 14	5.13	5-1-2037	1,000,000	1,031,559
Village Community Development District No. 15144A%%	5.25	5-1-2054	1,000,000	1,013,950
				2,045,509
Water & sewer revenue: 0.25%
Charlotte County IDA MSKP Town & Country Utility LLC Series A AMT144A	4.00	10-1-2051	500,000	381,276
				7,589,433
Georgia: 3.85%
Education revenue: 0.87%
Private Colleges & Universities Authority Mercer University	5.25	10-1-2051	1,250,000	1,322,938
Housing revenue: 0.53%
Development Authority of Cobb County Kennesaw State University Real Estate Obligated Group 2015 ABC Series C	5.00	7-15-2028	800,000	805,818
Transportation revenue: 0.67%
Georgia State Road & Tollway Authority Series B CAB144A¤	0.00	6-1-2049	1,000,000	1,019,490
The accompanying notes are an integral part of these financial statements.
Allspring High Yield Municipal Bond Fund  | 13

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Utilities revenue: 1.78%
Main Street Natural Gas, Inc. Series A	5.00%	5-15-2049	$1,610,000	$1,649,000
Municipal Electric Authority of Georgia Plant Vogtle Units 3&4 Project Series A	5.50	7-1-2064	1,000,000	1,041,244
				2,690,244
				5,838,490
Guam: 0.32%
Airport revenue: 0.32%
Antonio B Won Pat International Airport Authority Series A AMT%%	5.38	10-1-2043	500,000	492,969
Idaho: 0.16%
Education revenue: 0.16%
Idaho Housing & Finance Association Legacy Public Charter School, Inc. Series A	6.25	5-1-2043	250,000	250,132
Illinois: 9.79%
Education revenue: 0.97%
Illinois Finance Authority Acero Charter Schools, Inc. Obligated Group144A	4.00	10-1-2042	250,000	190,769
Illinois Finance Authority AIM Art in Motion Series A144A	5.00	7-1-2051	1,000,000	770,917
Illinois Finance Authority Intrinsic Schools Series A144A	5.25	12-1-2025	505,000	511,341
				1,473,027
GO revenue: 4.35%
Chicago Board of Education Series A (NPFGC Insured)¤	0.00	12-1-2025	500,000	453,251
Chicago Board of Education Dedicated Capital Improvement Tax	5.75	4-1-2048	500,000	545,920
City of Chicago Series A	5.50	1-1-2041	500,000	536,358
City of Chicago Series A	5.50	1-1-2043	500,000	534,241
City of Chicago Series A	6.00	1-1-2038	1,500,000	1,595,768
Cook County School District No. 144 Prairie Hills Series C CAB (AGM Insured)¤	0.00	12-1-2025	730,000	663,465
State of Illinois Series B	4.50	5-1-2048	1,000,000	983,389
Will County Community High School District No. 210 Lincoln-Way Series B CAB (BAM Insured)¤	0.00	1-1-2027	685,000	600,149
Will County Community High School District No. 210 Lincoln-Way Series B CAB (BAM Insured)¤	0.00	1-1-2033	1,000,000	691,387
				6,603,928
Health revenue: 1.39%
Illinois Finance Authority University of Chicago Medical Center Obligated Group Series A	5.00	8-15-2052	2,000,000	2,103,571
Housing revenue: 0.67%
Metropolitan Pier & Exposition Authority Series A	5.00	6-15-2050	1,000,000	1,016,608
Miscellaneous revenue: 0.45%
Illinois Finance Authority Rogers Park Montessori School	6.00	2-1-2034	680,000	682,654
The accompanying notes are an integral part of these financial statements.
14 | Allspring High Yield Municipal Bond Fund

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Tax revenue: 0.88%
Village of Hillside IL Mannheim Redevelopment Project Area	5.00%	1-1-2030	$1,345,000	$1,342,707
Water & sewer revenue: 1.08%
City of Chicago Wastewater Transmission Revenue Series A (AGM Insured)	5.25	1-1-2053	1,500,000	1,633,805
				14,856,300
Indiana: 1.36%
Education revenue: 1.36%
Indiana Finance Authority DePauw University Series A	5.00	7-1-2047	2,055,000	2,067,707
Iowa: 0.92%
Health revenue: 0.66%
Iowa Finance Authority Iowa Health System Obligated Group Series F (JPMorgan Chase Bank N.A. LOC)ø	3.75	7-1-2041	1,000,000	1,000,000
Tobacco revenue: 0.26%
Iowa Tobacco Settlement Authority Series B-2 CAB¤	0.00	6-1-2065	3,490,000	401,097
				1,401,097
Kansas: 1.37%
Health revenue: 0.58%
Kansas Development Finance Authority Village Shalom Obligated Group Series A	5.25	11-15-2033	1,000,000	880,542
Tax revenue: 0.79%
Wyandotte County-Kansas City Unified Government Sales Tax Revenue	4.00	12-1-2028	205,000	191,999
Wyandotte County-Kansas City Unified Government Sales Tax Revenue CAB144A¤	0.00	9-1-2034	2,620,000	1,010,367
				1,202,366
				2,082,908
Kentucky: 0.61%
Health revenue: 0.61%
Kentucky EDFA Kenton Housing Obligated Group	5.50	11-15-2035	1,000,000	923,834
Louisiana: 4.91%
Airport revenue: 0.87%
New Orleans Aviation Board Louis Armstrong New Orleans International Airport Series B AMT	5.00	1-1-2048	1,305,000	1,322,181
Industrial development revenue: 1.65%
East Baton Rouge Parish Industrial Development Board, Inc. Exxon Mobil Corp. Series Bø	3.65	12-1-2040	2,500,000	2,500,000
The accompanying notes are an integral part of these financial statements.
Allspring High Yield Municipal Bond Fund  | 15

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Tax revenue: 2.39%
Louisiana Stadium & Exposition District Series A	5.25%	7-1-2053	$1,500,000	$1,628,692
State of Louisiana Gasoline & Fuels Tax Revenue Series A-1 (Toronto- Dominion Bank LOC)ø	3.60	5-1-2043	2,000,000	2,000,000
				3,628,692
				7,450,873
Maryland: 2.25%
Education revenue: 0.68%
County of Prince George’s Chesapeake Lighthouse Charter School Obligated Group Series A144A	6.90	8-1-2041	1,000,000	1,027,178
Miscellaneous revenue: 0.28%
Maryland Economic Development Corp. City of Baltimore MD Port Covington Development District	4.00	9-1-2050	500,000	424,812
Transportation revenue: 1.29%
Maryland Economic Development Corp. Purple Line Transit Partners LLC Series B AMT	5.25	6-30-2055	1,900,000	1,961,808
				3,413,798
Massachusetts: 2.68%
Health revenue: 2.68%
Massachusetts Development Finance Agency Boston Medical Center Corp. Obligated Group Series G	5.25	7-1-2052	3,000,000	3,145,876
Massachusetts Development Finance Agency Salem Community Corp. Obligated Group	5.13	1-1-2040	1,000,000	915,050
				4,060,926
Michigan: 2.09%
Education revenue: 0.27%
Michigan Finance Authority Bradford Academy	4.80	9-1-2040	150,000	124,802
Michigan Public Educational Facilities Authority Crescent Academy	7.00	10-1-2036	277,500	277,596
				402,398
Miscellaneous revenue: 1.47%
Charyl Stockwell Academy	4.88	10-1-2023	75,000	74,848
Michigan Finance Authority City of Detroit Income Tax Revenue Series F1	4.50	10-1-2029	1,000,000	999,504
Michigan Finance Authority Detroit Public Lighting Authority Utility Users Tax Revenue Series B	5.00	7-1-2044	1,000,000	1,000,309
Michigan Public Educational Facilities Authority Chandler Park Academy	6.35	11-1-2028	150,000	150,089
				2,224,750
The accompanying notes are an integral part of these financial statements.
16 | Allspring High Yield Municipal Bond Fund

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Tax revenue: 0.35%
Detroit Downtown Development Authority Area No. 1¤	0.00%	7-1-2024	$20,000	$18,966
Detroit Downtown Development Authority Area No. 1¤	0.00	7-1-2025	580,000	519,362
				538,328
				3,165,476
Minnesota: 2.59%
Education revenue: 1.78%
City of Deephaven Eagle Ridge Academy Series A	4.40	7-1-2025	45,000	44,637
City of Deephaven Eagle Ridge Academy Series A	5.00	7-1-2030	195,000	195,767
City of Ramsey PACT Charter School Series A	5.00	6-1-2032	1,000,000	1,003,503
City of St. Cloud Athlos Academy of St. Cloud Series A144A	5.25	6-1-2032	1,000,000	980,462
City of Woodbury Woodbury Leadership Academy Series A	4.00	7-1-2051	660,000	478,526
				2,702,895
Health revenue: 0.32%
City of Shakopee Senior Housing Revenue Benedictine Living Community of Shakopee LLC144Aøø	5.85	11-1-2058	495,000	487,177
Housing revenue: 0.49%
City of Minneapolis Riverton Community Housing	4.70	8-1-2026	335,000	334,894
City of Minneapolis Riverton Community Housing	4.80	8-1-2027	400,000	400,027
				734,921
				3,924,993
Missouri: 0.31%
Tax revenue: 0.31%
City of Richmond Heights	5.63	11-1-2025	485,000	476,142
New Hampshire: 0.70%
Education revenue: 0.70%
New Hampshire Business Finance Authority University of Nevada Reno Series A (BAM Insured)	4.50	6-1-2053	1,075,000	1,059,314
New Jersey: 4.77%
Airport revenue: 0.33%
New Jersey EDA Port Newark Container Terminal LLC AMT	5.00	10-1-2047	500,000	500,150
Education revenue: 1.11%
Camden County Improvement Authority Camden Prep, Inc.144A	5.00	7-15-2042	1,175,000	1,180,692
Passaic County Improvement Authority Paterson Arts & Science Charter School	5.38	7-1-2053	500,000	503,709
				1,684,401
GO revenue: 0.68%
City of Newark Series A	5.00	7-15-2027	1,000,000	1,030,117
Housing revenue: 1.73%
New Jersey EDA New Jersey Transit Corp. Series A	5.00	11-1-2044	1,000,000	1,050,934
The accompanying notes are an integral part of these financial statements.
Allspring High Yield Municipal Bond Fund  | 17

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Housing revenue (continued)
New Jersey TTFA Series C	5.25%	6-15-2032	$1,000,000	$1,027,571
New Jersey TTFA Series CC	5.50	6-15-2050	500,000	552,530
				2,631,035
Industrial development revenue: 0.17%
New Jersey EDA United Airlines, Inc.	5.25	9-15-2029	250,000	250,633
Transportation revenue: 0.75%
South Jersey Transportation Authority Series A	5.25	11-1-2052	1,075,000	1,136,923
				7,233,259
New York: 10.89%
Airport revenue: 2.44%
New York Transportation Development Corp. JFK International Air Terminal LLC AMT	5.00	12-1-2041	1,660,000	1,718,611
New York Transportation Development Corp. LaGuardia Gateway Partners LLC Series A AMT	5.00	7-1-2046	1,000,000	988,009
New York Transportation Development Corp. LaGuardia Gateway Partners LLC Series A AMT	5.25	1-1-2050	1,000,000	1,001,193
				3,707,813
Education revenue: 4.25%
Build NYC Resource Corp. East Harlem Scholars Academy Charter School Obligated Group144A	5.75	6-1-2052	1,000,000	1,011,855
Build NYC Resource Corp. Hellenic Classical Charter Schools Series A144A	5.00	12-1-2041	1,200,000	1,064,856
Hempstead Town Local Development Corp. Academy Charter School Series A	4.60	2-1-2051	500,000	369,723
Hempstead Town Local Development Corp. Academy Charter School Series A	5.73	2-1-2050	1,000,000	957,908
Hempstead Town Local Development Corp. Evergreen Charter School, Inc. Series A	5.25	6-15-2052	2,000,000	1,908,455
New York State Dormitory Authority St. Joseph’s University/Brooklyn	4.00	7-1-2035	400,000	384,513
New York State Dormitory Authority St. Joseph’s University/Brooklyn	5.00	7-1-2051	750,000	750,384
				6,447,694
Health revenue: 0.64%
Westchester County Local Development Corp. Westchester County Health Care Corp. Obligated Group	5.00	11-1-2046	1,000,000	969,268
Housing revenue: 1.32%
MTA Hudson Rail Yards Trust Obligations Series A	5.00	11-15-2056	2,000,000	2,001,471
Tax revenue: 1.02%
New York City Transitional Finance Authority Future Tax Secured Revenue Series E1	3.00	2-1-2051	1,000,000	761,457
New York State Dormitory Authority State of New York Personal Income Tax Revenue Series A	3.00	3-15-2050	1,000,000	777,086
				1,538,543
The accompanying notes are an integral part of these financial statements.
18 | Allspring High Yield Municipal Bond Fund

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Tobacco revenue: 0.18%
Suffolk Tobacco Asset Securitization Corp. Series B2 CAB¤	0.00%	6-1-2066	$2,500,000	$278,615
Transportation revenue: 1.04%
Metropolitan Transportation Authority Series C	5.25	11-15-2055	1,500,000	1,572,911
				16,516,315
Ohio: 5.04%
Education revenue: 1.18%
Ohio Higher Educational Facility Commission Capital University	6.00	9-1-2052	1,250,000	1,283,020
Ohio Higher Educational Facility Commission Cleveland Institute of Music	5.38	12-1-2052	500,000	504,706
				1,787,726
GO revenue: 1.33%
Pickerington Local School District	4.38	12-1-2049	2,000,000	2,018,120
Housing revenue: 1.28%
State of Ohio Department of Transportation Series A AMT	5.00	6-30-2053	2,000,000	1,939,576
Tobacco revenue: 1.25%
Buckeye Tobacco Settlement Financing Authority Series B-2	5.00	6-1-2055	975,000	913,099
Buckeye Tobacco Settlement Financing Authority Series B-3 CAB¤	0.00	6-1-2057	8,000,000	989,516
				1,902,615
				7,648,037
Oregon: 1.30%
Health revenue: 1.30%
Oregon State Facilities Authority Samaritan Health Services, Inc. Obligated Group Series A	5.00	10-1-2040	1,685,000	1,732,536
Polk County Hospital Facility Authority Dallas Mennonite Retirement Community Obligated Group Series A	5.00	7-1-2025	235,000	233,030
				1,965,566
Pennsylvania: 4.61%
Education revenue: 0.42%
Allegheny County IDA Propel Charter School - Sunrise	5.25	7-15-2023	25,000	25,009
Philadelphia IDA Independence Charter School West	5.00	6-15-2039	250,000	240,425
Philadelphia IDA Tacony Academy Charter School	6.88	6-15-2033	375,000	375,792
				641,226
Health revenue: 1.25%
Lancaster County Hospital Authority Penn State Health Obligated Group	5.00	11-1-2051	1,000,000	1,026,569
Quakertown General Authority LifeQuest Obligated Group Series C	5.30	7-1-2042	1,000,000	864,302
				1,890,871
Housing revenue: 2.39%
Pennsylvania EDFA Commonwealth of Pennsylvania Department of Transportation AMT##	5.25	6-30-2053	3,500,000	3,632,412
The accompanying notes are an integral part of these financial statements.
Allspring High Yield Municipal Bond Fund  | 19

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Miscellaneous revenue: 0.55%
Chester County IDA Woodlands at Greystone Neighborhood Improvement District144A	5.13%	3-1-2048	$887,000	$828,056
				6,992,565
South Carolina: 1.54%
Education revenue: 0.67%
South Carolina Jobs-EDA Columbia College/SC Obligated Group Series A	5.75	10-1-2045	500,000	451,280
South Carolina Jobs-EDA York Preparatory Academy, Inc. Series A144A	5.75	11-1-2023	35,000	35,242
South Carolina Jobs-EDA York Preparatory Academy, Inc. Series A144A	7.25	11-1-2045	500,000	523,699
				1,010,221
Health revenue: 0.55%
South Carolina Jobs-EDA South Carolina Episcopal Home at Still Hopes Obligated Group Series A	5.00	4-1-2048	1,000,000	838,035
Resource recovery revenue: 0.32%
South Carolina Jobs-EDA RePower South Berkeley LLC†	8.00	12-6-2029	100,000	81,952
South Carolina Jobs-EDA RePower South Berkeley LLC Series A AMT144A†	6.25	2-1-2045	1,000,000	400,000
				481,952
				2,330,208
Tennessee: 0.74%
Tax revenue: 0.74%
Bristol Industrial Development Board Series B CAB144A¤	0.00	12-1-2031	1,000,000	620,966
Nashville Metropolitan Development & Housing Agency Fifth & Broadway Redevelopment Area144A	5.13	6-1-2036	500,000	507,223
				1,128,189
Texas: 4.68%
Education revenue: 2.22%
Arlington Higher Education Finance Corp. LTTS Charter School, Inc. Series A	7.00	3-1-2034	320,000	321,298
Arlington Higher Education Finance Corp. School of Excellence in Education Series A144A	6.38	2-15-2052	1,500,000	1,430,822
Arlington Higher Education Finance Corp. Wayside Schools Series A	4.00	8-15-2046	860,000	648,160
Pottsboro Higher Education Finance Corp. Imagine International Academy of North Texas LLC Series A	3.88	8-15-2026	1,000,000	963,456
				3,363,736
GO revenue: 0.62%
City of Port Isabel144A	5.10	2-15-2049	925,000	938,165
Tax revenue: 0.27%
Baytown Municipal Development District Baytown Convention Center Hotel Revenue Series B144A	5.00	10-1-2050	500,000	415,032
The accompanying notes are an integral part of these financial statements.
20 | Allspring High Yield Municipal Bond Fund

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Transportation revenue: 1.44%
Texas Private Activity Bond Surface Transportation Corp. NTE Mobility Partners Segments 3 LLC AMT	5.00%	6-30-2058	$2,000,000	$1,990,188
Texas Private Activity Bond Surface Transportation Corp. NTE Mobility Partners Segments 3 LLC Series A AMT	7.00	12-31-2038	200,000	200,901
				2,191,089
Utilities revenue: 0.13%
SA Energy Acquisition Public Facility Corp.	5.50	8-1-2027	190,000	198,461
				7,106,483
Utah: 1.68%
Education revenue: 0.62%
Utah Charter School Finance Authority Freedom Academy Foundation Series A144A	5.00	6-15-2041	1,020,000	937,147
Miscellaneous revenue: 0.49%
Mida Mountain Village Public Infrastructure District Mountain Village Assessment Area No. 2144A	4.00	8-1-2050	1,000,000	753,727
Tax revenue: 0.57%
Utah Inland Port Authority Crossroads Public Infrastructure District AJL Project Area144A	4.38	6-1-2052	1,000,000	860,081
				2,550,955
Virginia: 1.82%
Health revenue: 0.49%
Roanoke EDA Richfield Living Obligated Group Series 2020†	5.13	9-1-2055	1,210,000	748,248
Transportation revenue: 1.33%
Virginia Small Business Financing Authority I-66 Express Mobility Partners LLC AMT	5.00	12-31-2052	2,000,000	2,015,775
				2,764,023
Washington: 0.52%
Health revenue: 0.52%
Washington Health Care Facilities Authority Fred Hutchinson Cancer Center Obligated Group	5.00	9-1-2050	750,000	783,690
West Virginia: 1.01%
Tax revenue: 1.01%
Monongalia County Commission Excise Tax District Series A144A	5.75	6-1-2043	1,500,000	1,532,977
Wisconsin: 5.68%
Education revenue: 4.53%
PFA Contemporary Science Center, Inc. Series A144A	5.63	7-1-2045	1,000,000	1,004,929
PFA Coral Academy of Science Las Vegas Series A	5.00	7-1-2024	85,000	85,194
PFA Estancia Valley Classical Academy Series A144A	4.25	7-1-2051	1,000,000	715,609
PFA Triad Educational Services, Inc.	5.00	6-15-2042	1,140,000	1,094,469
PFA Triad Educational Services, Inc.	5.25	6-15-2052	1,610,000	1,546,083
The accompanying notes are an integral part of these financial statements.
Allspring High Yield Municipal Bond Fund  | 21

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Education revenue (continued)
PFA Uwharrie Charter Academy Series A144A	5.00%	6-15-2042	$1,310,000	$1,197,464
PFA Wilson Preparatory Academy Series A144A	5.00	6-15-2039	1,285,000	1,227,828
				6,871,576
Health revenue: 0.78%
Wisconsin HEFA Wisconsin Illinois Senior Housing, Inc. Series A	5.25	8-1-2048	1,500,000	1,187,292
Housing revenue: 0.37%
PFA Eastern Michigan University Campus Living LLC Series A-1 (BAM Insured)	5.50	7-1-2052	500,000	552,732
				8,611,600
Total municipal obligations (Cost $158,200,640)				151,301,243

		Yield	Shares
Short-term investments: 0.55%
Investment companies: 0.55%
Allspring Municipal Cash Management Money Market Fund Institutional Class♠∞##		4.07	832,184	832,351
Total short-term investments (Cost $832,351)				832,351
Total investments in securities (Cost $159,032,991)	100.28%			152,133,594
Other assets and liabilities, net	(0.28)			(419,274)
Total net assets	100.00%			$151,714,320

¤	The security is issued in zero coupon form with no periodic interest payments.
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
øø	The interest rate is determined and reset by the issuer periodically depending upon the terms of the security. The rate shown is the rate in effect at period end.
%%	The security is purchased on a when-issued basis.
ø
Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.

##	All or a portion of this security is segregated for when-issued securities.
†	Non-income-earning security
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
AGM	Assured Guaranty Municipal
AMT	Alternative minimum tax
BAM	Build America Mutual Assurance Company
CAB	Capital appreciation bond
ECFA	Educational & Cultural Facilities Authority
EDA	Economic Development Authority
EDFA	Economic Development Finance Authority
GO	General obligation
HEFA	Health & Educational Facilities Authority
IDA	Industrial Development Authority
LOC	Letter of credit
NPFGC	National Public Finance Guarantee Corporation
PFA	Public Finance Authority
TTFA	Transportation Trust Fund Authority
The accompanying notes are an integral part of these financial statements.
22 | Allspring High Yield Municipal Bond Fund

Portfolio of investments—June 30, 2023

Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Municipal Cash Management Money Market Fund Institutional Class	$5,593,920	$106,124,814	$(110,881,542)	$(4,841)	$0	$832,351	832,184	$120,001
The accompanying notes are an integral part of these financial statements.
Allspring High Yield Municipal Bond Fund  | 23

Statement of assets and liabilities—June 30, 2023
Financial statements
Statement of assets and liabilities

Assets
Investments in unaffiliated securities, at value (cost $158,200,640)	$151,301,243
Investments in affiliated securities, at value (cost $832,351)	832,351
Cash	1,049,519
Receivable for interest	1,775,991
Receivable for investments sold	205,000
Receivable for Fund shares sold	4,182
Prepaid expenses and other assets	70,467
Total assets	155,238,753
Liabilities
Payable for when-issued transactions	1,491,185
Payable for investments purchased	1,049,049
Payable for Fund shares redeemed	865,806
Dividends payable	55,856
Management fee payable	15,986
Administration fees payable	14,075
Distribution fee payable	4,497
Trustees’ fees and expenses payable	202
Accrued expenses and other liabilities	27,777
Total liabilities	3,524,433
Total net assets	$151,714,320
Net assets consist of
Paid-in capital	$161,627,820
Total distributable loss	(9,913,500)
Total net assets	$151,714,320
The accompanying notes are an integral part of these financial statements.
24 | Allspring High Yield Municipal Bond Fund

Statement of assets and liabilities—June 30, 2023

Computation of net asset value and offering price per share
Net assets–Class A	$41,963,448
Shares outstanding–Class A1	4,456,203
Net asset value per share–Class A	$9.42
Maximum offering price per share – Class A2	$9.86
Net assets–Class C	$7,184,846
Shares outstanding–Class C1	762,906
Net asset value per share–Class C	$9.42
Net assets–Class R6	$23,867
Shares outstanding–Class R6[1]	2,528
Net asset value per share–Class R6	$9.44
Net assets–Administrator Class	$7,795,606
Shares outstanding–Administrator Class[1]	827,510
Net asset value per share–Administrator Class	$9.42
Net assets–Institutional Class	$94,746,553
Shares outstanding–Institutional Class[1]	10,061,915
Net asset value per share–Institutional Class	$9.42

[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.
Allspring High Yield Municipal Bond Fund  | 25

Statement of operations—year ended June 30, 2023
Statement of operations
Investment income
Interest	$6,754,628
Income from affiliated securities	120,001
Total investment income	6,874,629
Expenses
Management fee	696,175
Administration fees
Class A	63,988
Class C	10,839
Class R6	7
Administrator Class	7,793
Institutional Class	67,701
Shareholder servicing fees
Class A	99,916
Class C	16,605
Administrator Class	19,454
Distribution fee
Class C	49,816
Custody and accounting fees	10,063
Professional fees	72,584
Registration fees	78,269
Shareholder report expenses	34,127
Trustees’ fees and expenses	22,004
Other fees and expenses	811
Total expenses	1,250,152
Less: Fee waivers and/or expense reimbursements
Fund-level	(264,146)
Class A	(33,042)
Class C	(4,206)
Administrator Class	(9,917)
Net expenses	938,841
Net investment income	5,935,788
Realized and unrealized gains (losses) on investments
Net realized losses on
Unaffiliated securities	(1,292,077)
Affiliated securities	(4,841)
Net realized losses on investments	(1,296,918)
Net change in unrealized gains (losses) on investments	(231,205)
Net realized and unrealized gains (losses) on investments	(1,528,123)
Net increase in net assets resulting from operations	$4,407,665
The accompanying notes are an integral part of these financial statements.
26 | Allspring High Yield Municipal Bond Fund

Statement of changes in net assets
Statement of changes in net assets
	Year ended June 30, 2023		Year ended June 30, 2022
Operations
Net investment income		$5,935,788		$3,790,032
Net realized losses on investments		(1,296,918)		(1,705,630)
Net change in unrealized gains (losses) on investments		(231,205)		(13,871,298)
Net increase (decrease) in net assets resulting from operations		4,407,665		(11,786,896)
Distributions to shareholders from
Net investment income and net realized gains
Class A		(1,648,707)		(1,572,805)
Class C		(228,896)		(252,745)
Class R6		(1,032)		(1,044)
Administrator Class		(329,349)		(384,186)
Institutional Class		(3,716,904)		(1,958,274)
Total distributions to shareholders		(5,924,888)		(4,169,054)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	1,359,385	12,768,066	1,829,910	19,247,400
Class C	271,122	2,545,911	121,872	1,282,715
Administrator Class	349,013	3,274,829	874,425	8,646,964
Institutional Class	10,722,836	100,289,845	5,497,610	54,759,627
		118,878,651		83,936,706
Reinvestment of distributions
Class A	169,012	1,587,162	141,735	1,500,548
Class C	24,023	225,597	23,517	249,871
Class R6	110	1,032	62	645
Administrator Class	18,067	169,831	20,739	219,472
Institutional Class	394,967	3,705,001	185,327	1,946,947
		5,688,623		3,917,483
Payment for shares redeemed
Class A	(955,363)	(8,926,103)	(1,451,197)	(15,179,217)
Class C	(205,070)	(1,933,069)	(231,805)	(2,409,232)
Administrator Class	(437,078)	(4,151,878)	(866,104)	(8,538,467)
Institutional Class	(6,992,229)	(65,278,557)	(3,730,743)	(36,960,703)
		(80,289,607)		(63,087,619)
Net increase in net assets resulting from capital share transactions		44,277,667		24,766,570
Total increase in net assets		42,760,444		8,810,620
Net assets
Beginning of period		108,953,876		100,143,256
End of period		$151,714,320		$108,953,876
The accompanying notes are an integral part of these financial statements.
Allspring High Yield Municipal Bond Fund  | 27

Financial highlights
Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
Class A	2023	2022	2021	2020	2019
Net asset value, beginning of period	$9.56	$11.16	$10.43	$10.97	$10.59
Net investment income	0.39 [1]	0.38	0.41	0.44	0.39
Net realized and unrealized gains (losses) on investments	(0.14)	(1.56)	0.73	(0.54)	0.38
Total from investment operations	0.25	(1.18)	1.14	(0.10)	0.77
Distributions to shareholders from
Net investment income	(0.39)	(0.38)	(0.41)	(0.44)	(0.39)
Net realized gains	0.00	(0.04)	0.00	0.00	0.00
Total distributions to shareholders	(0.39)	(0.42)	(0.41)	(0.44)	(0.39)
Net asset value, end of period	$9.42	$9.56	$11.16	$10.43	$10.97
Total return[2]	2.71%	(10.84)%	10.98%	(0.98)%	7.43%
Ratios to average net assets (annualized)
Gross expenses	1.07%	1.10%	1.14%	1.12%	1.09%
Net expenses	0.80%	0.80%	0.80%	0.80%	0.80%
Net investment income	4.13%	3.61%	3.74%	4.05%	3.68%
Supplemental data
Portfolio turnover rate	24%	30%	55%	14%	20%
Net assets, end of period (000s omitted)	$41,963	$37,138	$37,514	$24,791	$23,674

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.
28 | Allspring High Yield Municipal Bond Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
Class C	2023	2022	2021	2020	2019
Net asset value, beginning of period	$9.56	$11.16	$10.44	$10.97	$10.59
Net investment income	0.32 [1]	0.30	0.32	0.36	0.31
Net realized and unrealized gains (losses) on investments	(0.14)	(1.55)	0.72	(0.53)	0.38
Total from investment operations	0.18	(1.25)	1.04	(0.17)	0.69
Distributions to shareholders from
Net investment income	(0.32)	(0.31)	(0.32)	(0.36)	(0.31)
Net realized gains	0.00	(0.04)	0.00	0.00	0.00
Total distributions to shareholders	(0.32)	(0.35)	(0.32)	(0.36)	(0.31)
Net asset value, end of period	$9.42	$9.56	$11.16	$10.44	$10.97
Total return[2]	1.94%	(11.51)%	10.14%	(1.63)%	6.63%
Ratios to average net assets (annualized)
Gross expenses	1.80%	1.84%	1.89%	1.87%	1.84%
Net expenses	1.55%	1.55%	1.55%	1.55%	1.55%
Net investment income	3.39%	2.84%	3.02%	3.29%	2.91%
Supplemental data
Portfolio turnover rate	24%	30%	55%	14%	20%
Net assets, end of period (000s omitted)	$7,185	$6,435	$8,471	$9,250	$9,955

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.
Allspring High Yield Municipal Bond Fund  | 29

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
Class R6	2023	2022	2021	2020	2019[1]
Net asset value, beginning of period	$9.59	$11.16	$10.44	$10.98	$10.61
Net investment income	0.42 [2]	0.42	0.44	0.47	0.39
Net realized and unrealized gains (losses) on investments	(0.15)	(1.55)	0.71	(0.54)	0.37
Total from investment operations	0.27	(1.13)	1.15	(0.07)	0.76
Distributions to shareholders from
Net investment income	(0.42)	(0.40)	(0.43)	(0.47)	(0.39)
Net realized gains	0.00	(0.04)	0.00	0.00	0.00
Total distributions to shareholders	(0.42)	(0.44)	(0.43)	(0.47)	(0.39)
Net asset value, end of period	$9.44	$9.59	$11.16	$10.44	$10.98
Total return[3]	2.90%	(10.53)%	11.28%	(0.68)%	7.29%
Ratios to average net assets (annualized)
Gross expenses	0.69%	0.72%	0.76%	0.73%	0.71%
Net expenses	0.50%	0.50%	0.50%	0.50%	0.50%
Net investment income	4.43%	3.91%	4.07%	4.34%	3.96%
Supplemental data
Portfolio turnover rate	24%	30%	55%	14%	20%
Net assets, end of period (000s omitted)	$24	$23	$26	$25	$26

[1]	For the period from July 31, 2018 (commencement of class operations) to June 30, 2019
[2]	Calculated based upon average shares outstanding
[3]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.
30 | Allspring High Yield Municipal Bond Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
Administrator Class	2023	2022	2021	2020	2019
Net asset value, beginning of period	$9.57	$11.16	$10.44	$10.98	$10.59
Net investment income	0.40 [1]	0.40	0.42	0.45	0.40
Net realized and unrealized gains (losses) on investments	(0.15)	(1.55)	0.72	(0.54)	0.39
Total from investment operations	0.25	(1.15)	1.14	(0.09)	0.79
Distributions to shareholders from
Net investment income	(0.40)	(0.40)	(0.42)	(0.45)	(0.40)
Net realized gains	0.00	(0.04)	0.00	0.00	0.00
Total distributions to shareholders	(0.40)	(0.44)	(0.42)	(0.45)	(0.40)
Net asset value, end of period	$9.42	$9.57	$11.16	$10.44	$10.98
Total return	2.71%	(10.65)%	11.10%	(0.87)%	7.64%
Ratios to average net assets (annualized)
Gross expenses	1.01%	1.05%	1.08%	1.05%	1.03%
Net expenses	0.69%	0.68%	0.69%	0.70%	0.71%
Net investment income	4.24%	3.73%	3.88%	4.12%	3.69%
Supplemental data
Portfolio turnover rate	24%	30%	55%	14%	20%
Net assets, end of period (000s omitted)	$7,796	$8,587	$9,692	$11,115	$15,704

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.
Allspring High Yield Municipal Bond Fund  | 31

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
Institutional Class	2023	2022	2021	2020	2019
Net asset value, beginning of period	$9.56	$11.15	$10.43	$10.97	$10.59
Net investment income	0.42 [1]	0.41	0.43	0.46	0.42
Net realized and unrealized gains (losses) on investments	(0.14)	(1.55)	0.72	(0.53)	0.38
Total from investment operations	0.28	(1.14)	1.15	(0.07)	0.80
Distributions to shareholders from
Net investment income	(0.42)	(0.41)	(0.43)	(0.47)	(0.42)
Net realized gains	0.00	(0.04)	0.00	0.00	0.00
Total distributions to shareholders	(0.42)	(0.45)	(0.43)	(0.47)	(0.42)
Net asset value, end of period	$9.42	$9.56	$11.15	$10.43	$10.97
Total return	2.97%	(10.54)%	11.15%	(0.74)%	7.70%
Ratios to average net assets (annualized)
Gross expenses	0.74%	0.77%	0.81%	0.78%	0.76%
Net expenses	0.55%	0.55%	0.55%	0.55%	0.55%
Net investment income	4.40%	3.87%	4.00%	4.24%	3.92%
Supplemental data
Portfolio turnover rate	24%	30%	55%	14%	20%
Net assets, end of period (000s omitted)	$94,747	$56,771	$44,440	$37,049	$85,187

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.
32 | Allspring High Yield Municipal Bond Fund

Notes to financial statements
Notes to financial statements
1.
ORGANIZATION
Allspring Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring High Yield Municipal Bond Fund  (the “Fund”) which is a diversified series of the Trust.
2.
SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Funds may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC (“Allspring Funds Management”), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.
Distributions to shareholders
Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s  tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
Allspring High Yield Municipal Bond Fund  | 33

Notes to financial statements
As of June 30, 2023, the aggregate cost of all investments for federal income tax purposes was $159,216,084 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$2,370,708
Gross unrealized losses	(9,453,198)
Net unrealized losses	$(7,082,490)
As of June 30, 2023, the Fund had capital loss carryforwards which consist of $2,315,095 in short-term capital losses and $692,278 in long-term capital losses.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3.
FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2023:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Municipal obligations	$0	$151,301,243	$0	$151,301,243
Short-term investments
Investment companies	832,351	0	0	832,351
Total assets	$832,351	$151,301,243	$0	$152,133,594
 Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended June 30, 2023, the Fund did not have any transfers into/out of Level 3.
4.
TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative
34 | Allspring High Yield Municipal Bond Fund

Notes to financial statements
services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.500%
Next $500 million	0.475
Next $2 billion	0.450
Next $2 billion	0.425
Next $5 billion	0.390
Over $10 billion	0.380
For the year ended June 30, 2023, the management fee was equivalent to an annual rate of 0.50% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC, an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.35% and declining to 0.20% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.15%
Class C	0.15
Class R6	0.03
Administrator Class	0.10
Institutional Class	0.08
Prior to June 30, 2023, the class-level administration fee for Class A and Class C was 0.16% of the average daily net assets of each respective class.
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund.  When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through October 31, 2023 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of June 30, 2023, the contractual expense caps are as follows:
EXPENSE RATIO CAPS
Class A	0.80%
Class C	1.55
Class R6	0.50
Administrator Class	0.70
Institutional Class	0.55
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC (“Allspring Funds Distributor”), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate up to 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges
Allspring High Yield Municipal Bond Fund  | 35

Notes to financial statements
from redemptions of Class C shares. For the year ended June 30, 2023, Allspring Funds Distributor received $3,729 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended June 30, 2023.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class are charged a fee at an annual rate up to 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of the Fund.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $2,495,753, $11,850,000 and $0 in interfund purchases, sales and net realized gains (losses), respectively, during the year ended June 30, 2023.
5.
INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2023 were $74,970,832 and $30,538,609, respectively.
6.
BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
For the year ended June 30, 2023, there were no borrowings by the Fund under the agreement.
7.
DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended June 30, 2023 and June 30, 2022 were as follows:
	Year ended June 30
	2023	2022
Ordinary income	$0	$363,427
Tax-exempt income	5,924,888	3,800,802
Long-term capital gain	0	4,825
As of June 30, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed tax-exempt income	Unrealized losses	Capital loss carryforward
$232,219	$(7,082,490)	$(3,007,373)
8.
INDEMNIFICATION
Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
36 | Allspring High Yield Municipal Bond Fund

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring High Yield Municipal Bond Fund (the Fund), one of the funds constituting Allspring Funds Trust, including the portfolio of investments, as of June 30, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of June 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of June 30, 2023, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
August 25, 2023
Allspring High Yield Municipal Bond Fund  | 37

Other information (unaudited)
Other information
Tax information
Pursuant to Section 852 of the Internal Revenue Code, 100% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended June 30, 2023.
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-259-3305, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Quarterly portfolio holdings information
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

38 | Allspring High Yield Municipal Bond Fund

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 127 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015
Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong
Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of
Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International
Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life
Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent
Memorial Hospital Foundation (non-profit organization). Mr. Ebsworth is a CFA charterholder.
N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018
Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning
Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens &
Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead
Independent Director and chair of the Audit Committee. Board member of the Russell Exchange
Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.
N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019
Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of
CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011,
Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and
Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to
2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the
Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory board of
Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).
N/A
David F. Larcker (Born 1950)	Trustee, since 2009
Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of
Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the
Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate
Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of
Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The
Wharton School, University of Pennsylvania from 1985 to 2005.
N/A
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018
International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the
University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center
on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic
Research. Previously taught at Cornell University from 1978 to 1993.
N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018
President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of
NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.
N/A
1
The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.

Allspring High Yield Municipal Bond Fund  | 39

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Trustee, since 2018
Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to
2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell
Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays
Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays
Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-
profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of
Columbia Bar Associations.
N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019
Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner,
Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for
Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-
2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive
Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner,
Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination
Medical Center Corporation. Board member of the Minnesota Wild Foundation.
N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

40 | Allspring High Yield Municipal Bond Fund

Other information (unaudited)
Officers1
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017
President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund
Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital
Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated
Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Complex)
Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen
Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022
Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance
Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015
Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.

Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021
Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department
from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at
Morgan, Lewis & Bockius LLP from 2008 to 2015.

1 For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

Allspring High Yield Municipal Bond Fund  | 41

Other information (unaudited)
Board consideration of investment management and sub-advisory agreements:
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Allspring Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 15-17, 2023 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for the Allspring High Yield Municipal Bond Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Allspring Funds Management, LLC (“Allspring Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Allspring Global Investments, LLC (the “Sub-Adviser”), an affiliate of Allspring Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Allspring Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2023, and at the Meeting, the Trustees conferred extensively among themselves and with representatives of Allspring Funds Management about these matters. The Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
The Board noted that it initially approved the Advisory Agreements at a Board meeting held in May 2021, each for a two-year term, in advance of the sale of Wells Fargo Asset Management to Allspring Global Investments Holdings, LLC,1 a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Trustees also noted that, while they did not specifically consider the continuation of the Advisory Agreements in 2022 as a result of the two-year term that was approved in 2021, the Trustees received and considered certain information at a Board meeting held in April 2022 that was applicable to the Advisory Agreements, including an overview and financial review of the Allspring Global Investments business, information regarding certain ancillary agreements that were approved by the Board at the April 2022 Board meeting, and comparative data regarding Fund fees and expenses.
In providing information to the Board, Allspring Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2023. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interactions with Allspring Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Allspring Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent, and quality of services
The Board received and considered various information regarding the nature, extent, and quality of services provided to the Fund by Allspring Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Allspring Global Investments, of which Allspring Funds Management and the Sub-Adviser are a part, and a summary of investments made in the Allspring Global Investments business. The Board also considered information about retention arrangements with respect to key personnel of Allspring Global Investments that were put in place in connection with the Transaction. The Board took into account information about the services that continue to be provided by Wells Fargo & Co. and/or its affiliates (“Wells Fargo”) since the Transaction under a transition services agreement and the anticipated timeline for exiting the transition services agreement. In addition, the Board received and considered information about the full range of services provided to the Fund by Allspring Funds Management and its affiliates.
1
The trade name for the asset management firm that includes Allspring Funds Management and the Sub-Adviser is “Allspring Global Investments.”

42 | Allspring High Yield Municipal Bond Fund

Other information (unaudited)
The Board considered the qualifications, background, tenure, and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Allspring Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel.
The Board further considered the compliance programs and compliance records of Allspring Funds Management and the Sub-Adviser. The Board received and considered information about Allspring Global Investments’ risk management functions, which included information about Allspring Funds Management’s and the Sub-Adviser’s business continuity plans, their approaches to data privacy and cybersecurity, and Allspring Funds Management’s role as administrator of the Fund’s liquidity risk management program. The Board also received and considered information about Allspring Funds Management’s intermediary and vendor oversight program.
Fund investment performance and expenses
The Board considered the investment performance results for the Fund over various time periods ended December 31, 2022. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of the Universe for all periods under review. The Board also noted that the investment performance of the Fund was lower than the investment performance of its benchmark index, the High Yield Municipal Bond Blended Index, for all periods under review.
The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups for each share class.
The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment management and sub-advisory free rates
The Board reviewed and considered the contractual fee rates payable by the Fund to Allspring Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Allspring Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Allspring Funds Management to the Sub-Adviser for investment sub-advisory services. It was noted that advisory fee waivers, if any, are at the fund level and not class level.
Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were in range of the sum of these average rates for the Fund’s expense Groups for the Class A shares and the Class R6 shares, equal to the sum of these average rates for the Fund’s expense Groups for the Institutional Class, and higher than these average rates for the Fund’s expense Groups for the Administrator Class.
The Board also received and considered information about the portion of the total management fee that was retained by Allspring Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Allspring Funds Management and not delegated to or assumed by the Sub-Adviser, and about Allspring Funds Management’s on-going oversight services. Given the affiliation between Allspring Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.
The Board also received and considered information about the nature and extent of services offered and fee rates charged by Allspring Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Allspring Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Allspring High Yield Municipal Bond Fund  | 43

Other information (unaudited)
Profitability
The Board received and considered information concerning the profitability of Allspring Funds Management, as well as the profitability of Allspring Global Investments, from providing services to the fund complex as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the complex was subsumed in the Allspring Global Investments profitability analysis.
Allspring Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and differences in how Allspring Global Investments calculates its pre-tax profit metric versus the methodology used when Allspring Funds Management was part of Wells Fargo. It was noted that the impact of such differences had only minor impact on the financial results presented. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type, and age of fund.
Based on its review, the Board did not deem the profits reported by Allspring Funds Management or Allspring Global Investments from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Allspring Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Allspring Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Allspring Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
Other benefits to Allspring Funds Management and the Sub-Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Allspring Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that Allspring Funds Distributor, LLC, an affiliate of Allspring Funds Management, receives distribution-related fees in respect of shares sold or held through it.
The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser and fees earned in the past by Allspring Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund complex’s securities lending collateral.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

44 | Allspring High Yield Municipal Bond Fund

Other information (unaudited)
Liquidity risk management program
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, which is reasonably designed to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund’s investment manager, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the “Council”) composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 16-17, 2023, the Board received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2022 through December 31, 2022 (the “Reporting Period”). The Report noted significant liquidity events impacting the Funds related to extended foreign market holidays as well as the difficulty of trading and settlement of most Russia-related securities due to sanctions activity. The Report noted that there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage the Fund’s, including the Fund’s, liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

Allspring High Yield Municipal Bond Fund  | 45

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2023 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-07102023-qsjew92n 08-23
AR3364 06-23

Allspring Intermediate Tax/AMT-Free Fund
Annual Report
June 30, 2023

The views expressed and any forward-looking statements are as of June 30, 2023, unless otherwise noted, and are those of the Fund’s portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.
Allspring Intermediate Tax/AMT-Free Fund  | 1

Letter to shareholders (unaudited)

Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Intermediate Tax/AMT-Free Fund for the 12-month period that ended June 30, 2023. Globally, stocks and bonds experienced heightened volatility through the period. The market was focused on persistently high inflation and the impact of ongoing aggressive central bank rate hikes. Compounding these concerns were the global reverberations of the Russia-Ukraine war. Riskier assets rallied in 2023, with anticipation of an end to the tight monetary policy despite concerns of a possible impending recession. After suffering deep and broad losses through 2022, bonds now benefit from a base of higher yields that can help generate higher income. However, ongoing rate hikes continued to be a headwind during recent months.
For the 12-month period, stocks generally outperformed bonds—both domestic U.S. and global. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 19.59%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 12.72%, while the MSCI EM Index (Net) (USD)3 had more muted performance, with a gain of 1.75%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -0.94%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 fell 1.83%, the Bloomberg Municipal Bond Index6 gained 3.19%, and the ICE BofA U.S. High Yield Index7 returned 8.97%.
Despite high inflation and central bank rate hikes, markets rallied.
Markets rebounded from a rough first half of the calendar year in July 2022, led by U.S. stocks. While U.S. economic activity showed signs of waning, the country’s labor market remained strong:  July nonfarm payrolls grew by more than 500,000 and U.S. unemployment dipped to 3.5%. Meanwhile, crude oil and retail gasoline prices—major contributors to recent overall inflation—fell substantially from earlier highs. And while U.S. home prices rose, sales fell as houses became less affordable with mortgage rates at a 13-year high. The Federal Reserve (Fed) raised the federal funds rate 0.75% in July—to a range of 2.25% to 2.50%—and forecasts pointed to further rate hikes.
August was a broadly challenging month. High inflation persisted, cresting 9% in the eurozone on an annual basis and remaining above 8% in the U.S. despite the Fed’s aggressive monetary policy and a major drop in global crude oil and gasoline prices from their June peak. One positive was the resilient U.S. jobs market. However, the Fed’s job was clearly not complete. One longer-term bright spot was the U.S. Congress’s passage of the Inflation Reduction Act. Its primary stated goals include to reduce inflation (though not immediately) by curbing the deficit, capping health care spending by seniors, and investing in domestic sources of clean energy.
“ Markets rebounded from a rough first half of the calendar year in July 2022, led by U.S. stocks. While U.S. economic activity showed signs of waning, the country’s labor market remained strong. ”
1
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.
2
The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source:  MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
3
The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.
4
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
5
The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
6
The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
7
The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high yield bonds. The index tracks the performance of high yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2023. ICE Data Indices, LLC. All rights reserved.
2 | Allspring Intermediate Tax/AMT-Free Fund

Letter to shareholders (unaudited)
In September, all asset classes suffered further major losses. Central banks kept up their battle against rapidly rising prices with more rate hikes. The strength of the U.S. dollar weighed on results for investors holding non-U.S.-dollar assets. U.S. mortgage rates jumped to near 7% on 30-year fixed-rate mortgages; the decreased housing affordability began to cool demand somewhat. The U.K. experienced a sharp sell-off of government bonds and the British pound in September as investors panicked in response to a new government budget that was seen as financially unsound. The Bank of England (BoE) then stepped in and bought long-dated government bonds.
Equities had a reprieve in October. Globally, developed markets outpaced emerging market equities, which were hurt by weakness among Chinese stocks. Central banks continued to try to curtail high inflation with aggressive interest rate hikes. Geopolitical risks persisted, including the ongoing Russia-Ukraine war and economic, financial market, and political turmoil in the U.K. Concerns over Europe’s energy crisis eased thanks to unseasonably warm weather and plentiful gas on hand. The U.S. labor market continued its resilience against rising prices as unemployment remained near a record low.
Stocks and bonds rallied in November. Economic news was encouraging, driven by U.S. labor market strength. Although central banks kept increasing rates, hopes rose for an easing in the pace of rate hikes and a possible end to central bank monetary tightening in 2023. Although inflation remained at record highs in the eurozone, we began to see signs of a possible decline in inflationary pressures as U.S. inflation moderated, with a 7.1% annual price rise in November and a monthly price increase of just 0.1%. China’s economic data remained weak, reflecting its zero-COVID-19 policy.
Financial markets cooled in December, with U.S. equities declining overall in response to a weakening U.S. dollar. Fixed income securities ended one of their worst years ever, with generally flat monthly returns as markets weighed the hopes for an end to the monetary tightening cycle with the reality that central banks had not completed their jobs yet. U.S. Consumer Price Index (CPI),1 data showed a strong consistent trend downward, which brought down the 12-month CPI to 6.5% in December from 9.1% in June. Other countries and regions reported still-high but declining inflation rates as the year wound down.
The year 2023 began with a rally across global equities and fixed income securities. Investor optimism rose in response to data indicating declining inflation rates and the reopening of China’s economy with the abrupt end to its zero-COVID-19 policy. The U.S. reported surprisingly strong job gains—employers added more than 500,000 jobs—and unemployment fell to 3.4%, the lowest level since 1969. Meanwhile, wage growth, seen as a potential contributor to ongoing high inflation, continued to moderate. All eyes remained fixed on the Fed and on how many more rate hikes remain in this tightening cycle. The 0.25% federal funds rate hike announced in January was the Fed’s smallest rate increase since March 2022.
Markets declined in February as investors responded unfavorably to resilient economic data. The takeaway:  Central banks would likely continue their monetary tightening cycle for longer than markets had priced in. In this environment—where strong economic data is seen as bad news—the resilient U.S. labor market was seen as a negative while the inflation rate was not falling quickly enough for the Fed, which raised interest rates by 0.25% in early February. Meanwhile, the BoE and the European Central Bank (ECB) both raised rates by 0.50%.
The collapse of Silicon Valley Bank in March, the second-largest banking failure in U.S. history, led to a classic bank run that spread to Europe, where Switzerland’s Credit Suisse was taken over by its rival, UBS. The banking industry turmoil created an additional challenge for central banks in balancing inflationary concerns against potential economic weakening. Meanwhile, recent data pointed to economic strength in the U.S., Europe, and China. And China’s economy continued to rebound after the removal of its COVID-19 lockdown. Inflation rates in the U.S., the U.K., and Europe all remained higher than central bank targets, leading to additional rate hikes in March.
“ The collapse of Silicon Valley Bank in March, the second-largest banking failure in U.S. history, led to a classic bank run that spread to Europe, where Switzerland’s Credit Suisse was taken over by its rival, UBS. ”
1
The U.S. Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
Allspring Intermediate Tax/AMT-Free Fund  | 3

Letter to shareholders (unaudited)
Economic data released in April pointed to global resilience, as Purchasing Managers Indexes1 in the U.S., U.K., and eurozone beat expectations and China reported first-quarter annualized economic growth of 4.5%. Despite banking industry stress, developed market stocks had monthly gains. The U.S. labor market remained strong, with a 3.5% jobless rate and monthly payroll gains above 200,000. However, uncertainty and inflationary concerns weighed on investors in the U.S. and abroad.
May was marked by a divergence between expanding activity in services and an overall contraction in manufacturing activity in the U.S., U.K., and eurozone. Core inflation remained elevated in the U.S. and Europe, despite the ongoing efforts of the Fed and ECB, which included rate hikes of 0.25% by both in May. Stubborn inflation and the resilient U.S. labor market led to expectations of further interest rate hikes, overall monthly declines across bond indexes, and mixed results for stocks in May. Investor worries over a U.S. debt ceiling impasse were modest, and market confidence was buoyed by a deal in late May to avert a potential U.S. debt default.
June featured the Fed’s first pause on interest rate hikes since March 2022, when it began its aggressive campaign to rein in inflation. However, core CPI, excluding food and energy prices, while continuing to decline, remained stubbornly high in June, at 4.8%, well above the Fed’s 2.0% target rate. With the U.S. unemployment rate still at 3.6%, near a historical low, and U.S. payrolls growing in June for the 30th consecutive month, expectations of more Fed rate hikes were reinforced. However, U.S. and global stocks had strong returns in June.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,

Andrew Owen
President
Allspring Funds
For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.
1
The Purchasing Managers Index (PMI) is an index of the prevailing direction of economic trends in the manufacturing and service sectors. You cannot invest directly in an index.
4 | Allspring Intermediate Tax/AMT-Free Fund

Letter to shareholders (unaudited)

Notice to Shareholders
 Beginning in July 2024, the Fund will be required by the Securities and Exchange Commission to send shareholders a paper copy of a new tailored shareholder report in place of the full shareholder report that you are now receiving. The tailored shareholder report will contain concise information about the Fund, including certain expense and performance information and fund statistics. If you wish to receive this new tailored shareholder report electronically, please follow the instructions on the back cover of this report.

 Other information that is currently included in the shareholder report, such as the Fund’s financial statements, will be available online and upon request, free of charge, in paper or electronic format.

Allspring Intermediate Tax/AMT-Free Fund  | 5

Performance highlights (unaudited)
Performance highlights
Investment objective	The Fund seeks current income exempt from federal income tax.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Bruce R. Johns, Robert J. Miller, Adrian Van Poppel, Nicholos Venditti

Average annual total returns (%) as of June 30, 2023
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]
Class A (WFTAX)	7-31-2007	-0.57	0.85	1.69	2.50	1.46	2.00	0.81	0.67
Class C (WFTFX)	7-31-2007	0.73	0.70	1.39	1.73	0.70	1.39	1.56	1.42
Class R6 (WFRTX)[3]	7-31-2018	–	–	–	2.82	1.75	2.28	0.43	0.30
Administrator Class (WFITX)	3-31-2008	–	–	–	2.69	1.56	2.10	0.75	0.60
Institutional Class (WITIX)	3-31-2008	–	–	–	2.87	1.72	2.27	0.48	0.35
Bloomberg Municipal Bond 1-15 Year Blend Index[4]	–	–	–	–	2.78	1.83	2.34	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 3.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

[1]
Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the Financial Highlights of this report.

[2]
The manager has contractually committed through October 31, 2024, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.67% for Class A, 1.42% for Class C, 0.30% for Class R6, 0.60% for Administrator Class and 0.35% for Institutional Class. Brokerage
commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees.
Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]
Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.

[4]
The Bloomberg Municipal Bond 1–15 Year Blend Index is the 1–15 year component of the Bloomberg Municipal Bond Index. The Bloomberg Municipal Bond Index is an
unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to high-yield securities risk and municipal securities risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the Alternative Minimum Tax (AMT). Any capital gains distributions may be taxable.

6 | Allspring Intermediate Tax/AMT-Free Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of June 30, 2023[1]

[1]
The chart compares the performance of Class A shares for the most recent ten years with the Bloomberg Municipal Bond 1-15 Year Blend Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 3.00%.

Allspring Intermediate Tax/AMT-Free Fund | 7

Performance highlights (unaudited)
MANAGER’S DISCUSSION
Fund highlights
•The Fund (Class A, excluding sales charge) underperformed its benchmark, the Bloomberg Municipal Bond 1–15 Year Blend Index, for the 12-month period that ended June 30, 2023. Duration positioning modestly detracted from performance while credit, sector, and selection added to performance.
•An overweight to bonds longer than 17 years detracted as longer-dated bonds underperformed the overall market.
•Our overweight to lower-investment-grade bonds (A-rated and BBB-rated) was positive as higher-quality bonds (AA-rated and AAA-rated) underperformed the market.
•Our overweights to outperforming sectors, such as hospital, education, and leasing, were positive as these sectors had strong performance, offsetting an underweight to transportation, which also performed well.
•We tactically moved duration at the beginning of the period from short relative to the benchmark to modestly long by the end of the period. Our short duration helped in the first half of the period but detracted in the second half as we extended late in the cycle.
•Yield-curve positioning was the largest contributor to performance. Our moderate underweight to the 12- to 17-year parts of the yield curve was especially advantageous as this was the worst-performing maturity range in the index.
Global economies increase lending rates in hopes of taming runaway inflation.
Entering 2022, the excitement of a post-pandemic world gave way to new whispers and fears of higher prices and broad-based inflation caused by supply chain bottlenecks, increased housing costs, wage increases, and employment market distortions. Those fears quickly became reality and prices began to rise at a historic rate. The U.S. Federal Open Market Committee acted quickly and with purpose:  ending open market purchases, reducing its balance sheet, and raising the benchmark overnight lending rate at each monthly meeting through 2022 and early 2023. Fixed income and equity markets fell sharply but began to recover as annual inflation numbers peaked in June and began to recede.
The U.S. unemployment rate, which reached a multigenerational high of more than 14% in the spring of 2020, fell throughout the past year and has settled below 4%. Employers continue to add jobs, especially in service-oriented industries, and the resulting wage increases have further contributed to inflationary pressures. After U.S. gross domestic product turned negative in the first and second quarters of 2022, it expanded at rates above 2% in each subsequent quarter. The federal funds rate, which began 2022 at 0.25% to 0.50%, was raised 10 consecutive times before a pause in June 2023. It now sits at 5.25% to 5.50% as the Federal Reserve (Fed) attempts to curb inflation. In this environment, some form of recession seems imminent.
In the wake of continued rate increases, U.S. fixed income yields rose dramatically as investors reacted to Fed actions, with the yield on the 10-year Treasury ending the period near 4%. Rising U.S. Treasury yields affected all fixed income sectors in 2022, with all seeing their worst returns in more than 40 years. The U.S. Treasury yield curve remained substantially inverted throughout the period, which has driven many investors into shorter-term interest-bearing vehicles, including money markets.
Municipals sold off drastically to start the period but began to rebound in the fourth quarter of 2022. The Bloomberg Municipal Bond Index* fell nearly 8% and the broader municipal market had more than $124 billion in outflows before stabilizing early in 2023. For the first time in history, the municipal yield curve also inverted but not to the degree seen in Treasuries.
While this environment has certainly been painful for municipal investors, the drawdown has created significantly improved opportunities and entry points. Municipal to Treasury ratios ended the period elevated but at far better levels than in 2021. Municipal credit spreads have widened substantially while the underlying fundamental credit of municipalities remains strong following trillions of dollars in government stimulus. We believe investors will continue to return to the municipal market in the latter half of 2023, attracted by increased yields, positive fundamental strength, and good relative value.
Market volatility was the norm during the period.
Coming into the fiscal year, municipal bonds had experienced their worst six-month period on record, down 8.98% through June 30, 2022. The strong technicals that had driven the market to record-low yields had evaporated and unwound with negative fund flows across the industry accelerating. According to the Bloomberg AAA scale, the 10-year municipal bond yield increased from 0.94% on December 31, 2021, to 2.60% on June 30, 2022, an increase of 166 basis points (bps; 100 bps equal 1.00%). As the period began in July 2022, negative fund flows continued, but the market began to stabilize. Price returns were still negative for the first half of the period, but income was sufficient to more than offset the declines. The market continued to improve in the second half as the Bloomberg Municipal Bond Index* returned 2.67% over this period. Over the entire period, the municipal market had a total return of 3.19%, pretty much on par with corporates, U.S. Treasuries, and the
*
The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index

8 | Allspring Intermediate Tax/AMT-Free Fund

Performance highlights (unaudited)
Bloomberg U.S. Aggregate Bond Index * Adjusted for taxes, municipal bonds outperformed these fixed income alternatives by a wide margin.

Credit quality as of June 30, 2023[1]

1%
AAA/Aaa
24%
AA/Aa
45%
A/A
22%
BBB/Baa
4%
BB/Ba
4%
Not rated

[1]
The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the portfolio with the ratings depicted in the chart are calculated based on the market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of the three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D
(lowest). Ratings from A to CCC may be modified by the addition of a plus
(+) or minus (-) sign to show relative standing within the rating categories.
Standard & Poor’s rates the creditworthiness of short-term notes from
SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from
MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

Yield curve positioning detracted while credit, sector, and selection aided performance.
Credit allocation contributed to performance. We were underweight AA-rated and AAA-rated bonds, which was positive as these rating categories trailed the overall market. Our overweight to lower-rated investment-grade bonds (A-rated and BBB-rated bonds) was additive as lower-quality bonds had strong performance. New purchases in the second half of the period focused on buying higher-quality bonds (those rated A or above), which improved the portfolio’s overall credit quality. We believe this is prudent:  Although credit spreads have widened from historic tights, we don’t believe they represent good value at current levels, and we expect them to widen further if the economy slows or we enter a recession. Simply stated, we believe there will be a better entry point for lower investment-grade bonds and possibly high yield after the rate increases have more time to play out.
Sector allocation was an overall contributor to performance, with selection within the sectors providing the biggest boost to returns. Overweights to the local general obligation (GO), hospital, education, leasing, and special tax sectors were positive as these sectors performed well. Underweights to the state GO, electric, IDR/PCR, and water and sewer sectors were positive as these sectors trailed the market. Despite modest underweights to the weak electric and water and sewer sectors, the Fund outperformed both by a wide margin, indicating good selection within the sectors.
We tactically added to duration during the period as we refined our outlook. We began the period short duration to the benchmark in anticipation of higher rates. This worked well as the Fed aggressively raised rates in an effort to tame inflation. Late in the first half, after the market had sold off aggressively for the better part of the year, municipal bonds had cheapened to a level we felt represented a compelling value, and we began extending duration closer to neutral. We remained close to neutral through much of the second half and will look to extend further on any weakness in the belief that most rate increases are behind us.
Yield curve positioning detracted overall. While our underweight to bonds inside of six years and an overweight to bonds from 8 years to 12 years was positive, this was offset by a modest underweight to the 12-year to 17-year part of the curve (the best-performing part of the intermediate curve), and an out-of-index position in bonds with maturities longer than 17 years. Yields on longer-dated bonds rose by 10 to 25 bps over the period.

Effective maturity distribution as of June 30, 2023[1]

4%
0-1 year
7%
1-3 year(s)
9%
3-5 years
38%
5-10 years
41%
10-20 years
1%
20-30 years

[1]	Figures represent the percentage of the Fund’s total investments. These amounts are subject to change and may have changed since the date specified.
The outlook remains favorable for active bond management, in our view.
Fundamental credit factors remain strong in the municipal bond market as municipal credit is the strongest it has been in decades. We believe the Fed will continue its monetary tightening policy well into the second half of calendar-year 2023 to combat higher-than-average inflation and we are looking for signs of a slowing national economy. These actions should only have a modest effect on municipal credit quality and that, coupled with a weak technical market, makes municipal bonds attractive for buying
*
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index

Allspring Intermediate Tax/AMT-Free Fund | 9

Performance highlights (unaudited)
lower-investment-grade bonds in the revenue and local GO sectors at attractive spreads relative to the past decade. We believe the Fed will reach its terminal rate in the second half of 2023, and with its view of higher rates for longer in 2024, there will be opportune times to invest.
We believe the outlook for bond selection remains favorable. Increased dispersion within rating tiers and sectors offers the opportunity for differentiation among credits. As the period ended, primary and secondary market opportunities were favorable due to cheaper valuations relative to U.S. Treasuries and wider credit spreads.

10 | Allspring Intermediate Tax/AMT-Free Fund

Fund expenses (unaudited)
Fund expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2023 to June 30, 2023.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 1-1-2023	Ending account value 6-30-2023	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,017.49	$3.45	0.69%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.37	$3.46	0.69%
Class C
Actual	$1,000.00	$1,013.70	$7.19	1.44%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.65	$7.20	1.44%
Class R6
Actual	$1,000.00	$1,019.14	$1.80	0.36%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.01	$1.81	0.36%
Administrator Class
Actual	$1,000.00	$1,017.92	$3.00	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	$3.01	0.60%
Institutional Class
Actual	$1,000.00	$1,018.88	$2.05	0.41%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.76	$2.06	0.41%

[1]
Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half-year period).

Allspring Intermediate Tax/AMT-Free Fund  | 11

Portfolio of investments—June 30, 2023
Portfolio of investments

	Principal	Value
Closed-end fund obligations: 0.56%
New York: 0.37%
Nuveen New York AMT-Free Quality Municipal Income Fund (40 shares) 4.63%144Aø	$4,000,000	$4,000,000
Other: 0.19%
Nuveen AMT-Free Municipal Credit Income Fund Preferred Shares Series C (20 shares) 0.25%144Aø	2,000,000	2,000,000
Total closed-end fund obligations (Cost $6,000,000)		6,000,000

	Interest rate	Maturity date
Municipal obligations: 99.11%
Alabama: 2.12%
Education revenue: 0.32%
Auburn University Series A	4.00%	6-1-2033	1,000,000	1,017,007
University of West Alabama (AGM Insured)	4.00	1-1-2033	595,000	611,180
University of West Alabama (AGM Insured)	4.00	1-1-2035	865,000	885,040
University of West Alabama (AGM Insured)	4.00	1-1-2037	920,000	924,134
				3,437,361
Utilities revenue: 1.80%
Black Belt Energy Gas District Series Cøø	5.25	2-1-2053	3,000,000	3,140,456
Southeast Alabama Gas Supply District Southeast Alabama Gas Supply District Series B (1 Month LIBOR+0.85%)±	4.31	6-1-2049	10,000,000	10,000,185
Southeast Energy Authority A Cooperative District Project No. 2 Series Bøø	4.00	12-1-2051	1,000,000	972,037
Southeast Energy Authority A Cooperative District Project No. 5 Series Aøø	5.25	1-1-2054	5,000,000	5,227,977
				19,340,655
				22,778,016
Alaska: 0.36%
Housing revenue: 0.36%
Borough of Matanuska-Susitna State of Alaska Department of Administration	4.00	9-1-2030	3,870,000	3,894,387
Arizona: 1.62%
Education revenue: 0.32%
Arizona IDA Kipp NYC Public Charter Schools Series A	4.00	7-1-2034	335,000	325,030
Arizona IDA Kipp NYC Public Charter Schools Series A	4.00	7-1-2035	345,000	331,021
Arizona IDA Kipp NYC Public Charter Schools Series A	4.00	7-1-2036	315,000	297,639
Arizona IDA Kipp NYC Public Charter Schools Series A	5.00	7-1-2033	315,000	333,364
Arizona IDA Kipp NYC Public Charter Schools Series B	4.00	7-1-2035	240,000	230,275
Arizona IDA Kipp NYC Public Charter Schools Series B	4.00	7-1-2036	220,000	207,875
Pima County Community College District	5.00	7-1-2034	500,000	547,630
Pima County Community College District	5.00	7-1-2035	600,000	653,781
Pima County Community College District	5.00	7-1-2036	500,000	540,542
				3,467,157
The accompanying notes are an integral part of these financial statements.
12 | Allspring Intermediate Tax/AMT-Free Fund

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
GO revenue: 0.06%
Estrella Mountain Ranch Community Facilities District (AGM Insured)	5.00%	7-15-2025	$585,000	$604,750
Health revenue: 0.07%
Tempe IDA Tempe Life Care Village Obligated Group Series A	4.00	12-1-2028	370,000	347,135
Tempe IDA Tempe Life Care Village Obligated Group Series A	4.00	12-1-2029	385,000	356,516
				703,651
Miscellaneous revenue: 0.53%
City of Phoenix Civic Improvement Corp. Series D	4.00	7-1-2040	5,000,000	4,928,823
City of Phoenix Civic Improvement Corp. Series D	5.00	7-1-2024	190,000	193,331
State of Arizona COP	5.00	9-1-2027	600,000	622,582
				5,744,736
Tax revenue: 0.45%
City of San Luis Series A (BAM Insured)	5.00	7-1-2027	450,000	457,230
City of San Luis Series A (BAM Insured)	5.00	7-1-2028	700,000	711,041
City of San Luis Series A (BAM Insured)	5.00	7-1-2034	3,680,000	3,729,797
				4,898,068
Utilities revenue: 0.19%
Coconino County Pollution Control Corp. Series Bøø	3.75	3-1-2039	2,000,000	2,006,315
				17,424,677
Arkansas: 0.22%
Miscellaneous revenue: 0.22%
Arkansas Development Finance Authority Public Safety Charges Revenue	4.00	6-1-2033	500,000	511,762
Arkansas Development Finance Authority Public Safety Charges Revenue	4.00	6-1-2035	1,000,000	1,023,229
Arkansas Development Finance Authority Public Safety Charges Revenue	4.00	6-1-2036	850,000	865,053
				2,400,044
California: 4.09%
GO revenue: 1.52%
Alisal Union School District Series A (BAM Insured)	5.25	8-1-2042	1,500,000	1,607,765
Compton Community College District Series C CAB¤	0.00	8-1-2029	1,565,000	1,265,136
Compton Community College District Series C CAB¤	0.00	8-1-2031	2,400,000	1,798,710
New Haven Unified School District (AGC Insured)¤	0.00	8-1-2033	5,590,000	3,853,241
Patterson Joint Unified School District Series B (AGM Insured)¤	0.00	8-1-2033	3,000,000	2,063,844
Rio Hondo Community College District Series C¤	0.00	8-1-2030	2,315,000	1,834,464
Sylvan Union School District (AGM Insured)¤	0.00	8-1-2031	2,590,000	1,944,189
Sylvan Union School District (AGM Insured)¤	0.00	8-1-2032	2,800,000	2,020,614
				16,387,963
Housing revenue: 0.09%
California Housing Finance Agency Series 2	4.00	3-20-2033	943,765	926,775
The accompanying notes are an integral part of these financial statements.
Allspring Intermediate Tax/AMT-Free Fund  | 13

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Miscellaneous revenue: 0.10%
Foothill-De Anza Community College District COP	5.00%	4-1-2033	$500,000	$512,366
Gold Coast Transit District COP	5.00	7-1-2027	520,000	554,544
				1,066,910
Transportation revenue: 0.92%
Bay Area Toll Authority Series A (SIFMA Municipal Swap+1.25%)±	5.26	4-1-2036	9,810,000	9,866,684
Utilities revenue: 1.46%
California Community Choice Financing Authority Series B-1øø	4.00	2-1-2052	1,500,000	1,490,128
California Community Choice Financing Authority Clean Energy Project Green Bond Series B-1øø	5.00	7-1-2053	4,000,000	4,202,643
California Community Choice Financing Authority Clean Energy Project Green Bond Series C	5.00	10-1-2031	830,000	858,778
City of Vernon Electric System Revenue Series 2022-A	5.00	8-1-2026	600,000	617,164
City of Vernon Electric System Revenue Series A	5.00	8-1-2031	1,160,000	1,256,511
City of Victorville Electric Revenue Series A	5.00	5-1-2033	500,000	576,034
City of Victorville Electric Revenue Series A	5.00	5-1-2034	500,000	573,845
M-S-R Energy Authority Series B	7.00	11-1-2034	2,035,000	2,489,322
M-S-R Energy Authority Series C	7.00	11-1-2034	3,000,000	3,669,762
				15,734,187
				43,982,519
Colorado: 1.40%
Airport revenue: 0.32%
City & County of Denver Airport System Revenue Series C	5.25	11-15-2039	1,295,000	1,477,152
City & County of Denver Airport System Revenue Series C	5.25	11-15-2040	670,000	758,458
City & County of Denver Airport System Revenue Series C	5.25	11-15-2041	570,000	642,988
City & County of Denver Airport System Revenue Series C	5.25	11-15-2042	500,000	561,776
				3,440,374
GO revenue: 0.22%
Mesa County Valley School District No. 51 Grand Junction	5.50	12-1-2035	2,175,000	2,378,196
Tax revenue: 0.25%
Regional Transportation District Denver Transit Partners LLC Series A	5.00	7-15-2028	885,000	947,879
Regional Transportation District Denver Transit Partners LLC Series A	5.00	1-15-2029	600,000	646,781
Regional Transportation District Denver Transit Partners LLC Series A	5.00	1-15-2030	1,000,000	1,091,510
				2,686,170
Utilities revenue: 0.56%
Public Authority for Colorado Energy	6.50	11-15-2038	5,000,000	6,034,023
Water & sewer revenue: 0.05%
Central Weld County Water District (AGM Insured)	4.00	12-1-2033	500,000	531,115
				15,069,878
The accompanying notes are an integral part of these financial statements.
14 | Allspring Intermediate Tax/AMT-Free Fund

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Connecticut: 1.57%
Education revenue: 0.21%
Connecticut State HEFA University of Hartford Series N	5.00%	7-1-2029	$480,000	$487,939
Connecticut State HEFA University of Hartford Series N	5.00	7-1-2030	1,745,000	1,772,951
				2,260,890
GO revenue: 0.90%
City of Bridgeport Series A	5.00	6-1-2031	1,855,000	2,080,835
State of Connecticut Series B	4.00	6-1-2034	750,000	800,329
State of Connecticut Series F	5.00	11-15-2032	300,000	312,068
Town of Hamden (AGM Insured)	5.00	8-15-2033	1,100,000	1,252,371
Town of Hamden Series A (BAM Insured)	5.00	8-15-2026	2,000,000	2,093,948
Town of Hamden Series A (BAM Insured)	5.00	8-15-2027	1,200,000	1,275,786
Town of Hamden Series A (BAM Insured)	5.00	8-15-2029	500,000	538,442
Town of Hamden Series A (BAM Insured)	5.00	8-15-2030	1,200,000	1,293,083
				9,646,862
Health revenue: 0.27%
Connecticut State HEFA Stamford Hospital Obligated Group Series M	4.00	7-1-2035	1,000,000	992,520
Connecticut State HEFA Stamford Hospital Obligated Group Series M	4.00	7-1-2038	2,000,000	1,903,104
				2,895,624
Tax revenue: 0.19%
State of Connecticut Special Tax Revenue Series A	4.00	9-1-2036	1,000,000	1,011,153
State of Connecticut Special Tax Revenue Series A	5.00	8-1-2030	1,000,000	1,036,887
				2,048,040
				16,851,416
Delaware: 0.19%
Education revenue: 0.19%
Delaware State EDA Odyssey Charter School Series A144A	6.75	9-1-2035	2,000,000	2,050,301
District of Columbia: 0.86%
GO revenue: 0.43%
District of Columbia Series C	5.00	6-1-2034	3,000,000	3,046,457
District of Columbia Series C	5.00	6-1-2035	1,620,000	1,642,765
				4,689,222
Miscellaneous revenue: 0.07%
Washington Convention & Sports Authority Series A	4.00	10-1-2034	750,000	777,499
Tax revenue: 0.23%
Washington Convention & Sports Authority Series B	4.00	10-1-2033	720,000	751,104
Washington Convention & Sports Authority Series B	4.00	10-1-2034	650,000	673,833
Washington Convention & Sports Authority Series B	4.00	10-1-2035	1,000,000	1,028,678
				2,453,615
The accompanying notes are an integral part of these financial statements.
Allspring Intermediate Tax/AMT-Free Fund  | 15

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Transportation revenue: 0.13%
Metropolitan Washington Airports Authority Dulles Toll Road Revenue Series B	5.00%	10-1-2034	$1,250,000	$1,353,121
				9,273,457
Florida: 7.03%
Airport revenue: 0.55%
County of Miami-Dade Aviation Revenue Series A	4.00	10-1-2035	1,600,000	1,650,554
County of Miami-Dade Aviation Revenue Series A	5.00	10-1-2041	2,000,000	2,053,088
Jacksonville Port Authority Series B	5.00	11-1-2035	2,045,000	2,235,036
				5,938,678
Health revenue: 1.36%
City of Jacksonville Baptist Health System Obligated Group Series Eø	4.10	8-1-2036	1,300,000	1,300,000
Highlands County Health Facilities Authority AdventHealth Obligated Group Series Aø	4.10	11-15-2037	2,200,000	2,200,000
Lee County IDA Shell Point Obligated Group	5.00	11-15-2039	4,140,000	4,107,777
Lee Memorial Health System Lee Memorial Health System Obligated Group Series A-1	5.00	4-1-2036	4,500,000	4,810,474
Miami-Dade County Health Facilities Authority Variety Children’s Hospital Obligated Group	5.00	8-1-2031	500,000	526,797
Miami-Dade County Health Facilities Authority Variety Children’s Hospital Obligated Group	5.00	8-1-2033	1,645,000	1,730,223
				14,675,271
Miscellaneous revenue: 2.24%
City of Orlando Tourist Development Tax Revenue Series A (AGM Insured)	5.00	11-1-2032	2,000,000	2,134,600
City of Orlando Tourist Development Tax Revenue Series A (AGM Insured)	5.00	11-1-2033	4,500,000	4,795,989
City of Orlando Tourist Development Tax Revenue Series A (AGM Insured)	5.00	11-1-2034	600,000	635,895
County of Pasco Cigarette Tax Revenue Series A (AGM Insured)	5.50	9-1-2042	500,000	562,654
Duval County Public Schools Series A (AGM Insured)	5.00	7-1-2034	2,000,000	2,238,008
Duval County Public Schools Series A (AGM Insured)	5.00	7-1-2035	2,000,000	2,221,274
Duval County Public Schools COP Series B	5.00	7-1-2028	2,500,000	2,581,598
Duval County Public Schools COP Series B	5.00	7-1-2029	5,000,000	5,160,272
Monroe County School District COP Series A	5.00	6-1-2034	1,500,000	1,632,305
Monroe County School District COP Series A	5.00	6-1-2035	1,000,000	1,084,341
Village Community Development District No. 15144A%%	4.85	5-1-2038	1,000,000	1,007,665
				24,054,601
Tax revenue: 0.30%
Polk County School District	5.00	10-1-2033	2,915,000	3,267,684
Transportation revenue: 0.40%
County of Osceola Transportation Revenue Series A-1	5.00	10-1-2034	375,000	398,041
County of Osceola Transportation Revenue Series A-1	5.00	10-1-2035	400,000	421,339
County of Osceola Transportation Revenue Series A-1	5.00	10-1-2036	600,000	627,302
The accompanying notes are an integral part of these financial statements.
16 | Allspring Intermediate Tax/AMT-Free Fund

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Transportation revenue (continued)
County of Osceola Transportation Revenue Series A-1	5.00%	10-1-2037	$525,000	$545,911
Miami-Dade County Expressway Authority Series ZF2385 (AGM Insured, Citibank N.A. LIQ)144Aø	4.09	7-1-2035	1,050,000	1,050,000
Mid-Bay Bridge Authority Series A	5.00	10-1-2025	1,250,000	1,266,116
				4,308,709
Utilities revenue: 0.16%
Fort Pierce Utilities Authority Series A (AGM Insured)	5.00	10-1-2035	500,000	567,983
Fort Pierce Utilities Authority Series A (AGM Insured)	5.00	10-1-2037	1,040,000	1,156,775
				1,724,758
Water & sewer revenue: 2.02%
North Sumter County Utility Dependent District (BAM Insured)	5.00	10-1-2031	500,000	562,965
North Sumter County Utility Dependent District (BAM Insured)	5.00	10-1-2032	950,000	1,068,643
North Sumter County Utility Dependent District (BAM Insured)	5.00	10-1-2035	1,290,000	1,434,086
North Sumter County Utility Dependent District (BAM Insured)	5.00	10-1-2036	880,000	970,521
Tohopekaliga Water Authority144A	5.00	10-1-2025	12,000,000	12,532,394
Wildwood Utility Dependent District South Sumter Utility Project (BAM Insured)	5.00	10-1-2029	400,000	447,897
Wildwood Utility Dependent District South Sumter Utility Project (BAM Insured)	5.00	10-1-2031	200,000	230,634
Wildwood Utility Dependent District South Sumter Utility Project (BAM Insured)	5.00	10-1-2033	800,000	917,409
Wildwood Utility Dependent District South Sumter Utility Project (BAM Insured)	5.00	10-1-2034	900,000	1,030,851
Wildwood Utility Dependent District South Sumter Utility Project (BAM Insured)	5.00	10-1-2035	750,000	852,794
Wildwood Utility Dependent District South Sumter Utility Project (BAM Insured)	5.00	10-1-2037	1,500,000	1,674,278
				21,722,472
				75,692,173
Georgia: 2.24%
Industrial development revenue: 0.05%
George L Smith II Congress Center Authority Signia Hotel Management LLC Series A	4.00	1-1-2036	500,000	476,617
Utilities revenue: 2.19%
Board of Water Light & Sinking Fund Commissioners of The City of Dalton	4.00	3-1-2033	1,100,000	1,108,269
Board of Water Light & Sinking Fund Commissioners of The City of Dalton	4.00	3-1-2034	1,200,000	1,201,528
Development Authority of Burke County Oglethorpe Power Corp. Series Aøø	1.50	1-1-2040	3,000,000	2,834,448
Development Authority of Burke County Oglethorpe Power Corp. Series Eøø	3.25	11-1-2045	6,000,000	5,912,198
Main Street Natural Gas, Inc. Series A	5.00	5-15-2029	2,600,000	2,678,434
Main Street Natural Gas, Inc. Series Aøø	5.00	6-1-2053	5,000,000	5,176,800
Municipal Electric Authority of Georgia Series A	4.00	1-1-2036	1,500,000	1,502,563
The accompanying notes are an integral part of these financial statements.
Allspring Intermediate Tax/AMT-Free Fund  | 17

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Utilities revenue (continued)
Municipal Electric Authority of Georgia Series A	5.00%	1-1-2035	$925,000	$989,621
Municipal Electric Authority of Georgia Plant Vogtle Units 3&4 Project J Series A	5.00	1-1-2032	525,000	561,986
Municipal Electric Authority of Georgia Plant Vogtle Units 3&4 Project J Series A	5.00	1-1-2034	930,000	994,693
Municipal Electric Authority of Georgia Plant Vogtle Units 3&4 Project J Series A	5.00	1-1-2035	600,000	638,427
				23,598,967
				24,075,584
Guam: 0.39%
Airport revenue: 0.04%
Antonio B Won Pat International Airport Authority Series B	5.00	10-1-2023	400,000	401,421
Miscellaneous revenue: 0.12%
Territory of Guam Series F	4.00	1-1-2042	1,500,000	1,325,789
Water & sewer revenue: 0.23%
Guam Government Waterworks Authority	5.25	7-1-2033	2,500,000	2,500,000
				4,227,210
Hawaii: 0.10%
Airport revenue: 0.10%
State of Hawaii Harbor System Revenue Series C	4.00	7-1-2036	500,000	511,733
State of Hawaii Harbor System Revenue Series C	4.00	7-1-2037	600,000	609,731
				1,121,464
Illinois: 16.25%
Airport revenue: 0.70%
Chicago Midway International Airport Series B	4.00	1-1-2035	2,860,000	2,873,692
Chicago Midway International Airport Series B	5.00	1-1-2046	2,000,000	2,033,219
Chicago O’Hare International Airport Series A	4.00	1-1-2038	1,000,000	1,005,896
Chicago O’Hare International Airport Series B	5.00	1-1-2036	1,530,000	1,658,538
				7,571,345
Education revenue: 0.73%
Illinois Finance Authority Acero Charter Schools, Inc. Obligated Group144A	4.00	10-1-2034	440,000	385,186
Illinois Finance Authority Acero Charter Schools, Inc. Obligated Group144A	4.00	10-1-2035	1,025,000	879,402
Illinois Finance Authority Bradley University Series A	4.00	8-1-2035	805,000	759,894
Illinois Finance Authority Bradley University Series C	5.00	8-1-2032	2,500,000	2,568,353
Illinois Finance Authority Illinois Wesleyan University	5.00	9-1-2026	680,000	707,108
Illinois Finance Authority Provident Group - UIUC Properties LLC Series A	5.00	10-1-2026	450,000	471,901
Illinois Finance Authority Provident Group - UIUC Properties LLC Series A	5.00	10-1-2031	400,000	438,128
Illinois Finance Authority Provident Group - UIUC Properties LLC Series A	5.00	10-1-2039	700,000	730,168
The accompanying notes are an integral part of these financial statements.
18 | Allspring Intermediate Tax/AMT-Free Fund

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Education revenue (continued)
Southern Illinois University Series A (BAM Insured)	4.00%	4-1-2029	$400,000	$409,248
Southern Illinois University Series A (BAM Insured)	4.00	4-1-2030	525,000	528,057
				7,877,445
GO revenue: 4.71%
Chicago Board of Education Series A	5.00	12-1-2042	1,975,000	1,948,360
Chicago Board of Education Series B	5.00	12-1-2030	3,000,000	3,172,800
Chicago Board of Education Series B-1 (NPFGC Insured)¤	0.00	12-1-2025	3,380,000	3,063,975
Chicago Board of Education Series C	5.25	12-1-2039	5,000,000	5,011,140
Chicago Board of Education Series H	5.00	12-1-2036	1,650,000	1,672,026
Chicago Board of Education Dedicated Capital Improvement Tax	5.00	4-1-2041	2,250,000	2,346,295
Chicago Park District Series B (BAM Insured)	5.00	1-1-2029	2,000,000	2,014,575
City of Chicago Series A	5.00	1-1-2039	1,000,000	1,032,494
City of Chicago Series A	5.50	1-1-2039	4,750,000	5,215,536
City of Chicago Series A	5.50	1-1-2040	1,000,000	1,093,512
City of Waukegan Series B (AGM Insured)	4.00	12-30-2024	1,030,000	1,040,325
Cook County Community College District No. 508	5.25	12-1-2025	1,665,000	1,670,513
Cook County Community College District No. 508	5.25	12-1-2027	1,295,000	1,299,054
Cook County Community College District No. 508	5.25	12-1-2028	1,250,000	1,253,773
Cook County Community College District No. 508	5.25	12-1-2030	3,000,000	3,005,827
Cook County Community College District No. 508	5.25	12-1-2031	3,200,000	3,205,713
County of Cook	5.00	11-15-2034	1,300,000	1,333,342
County of Cook Series A	5.00	11-15-2029	1,000,000	1,052,239
County of Sangamon (BAM Insured)	4.00	12-15-2036	450,000	455,498
County of Sangamon (BAM Insured)	4.00	12-15-2040	300,000	297,986
Madison Bond Etc Counties Community Unit School District No. 5 Highland Series B (AGM Insured)	5.50	2-1-2033	600,000	686,212
Madison Bond Etc Counties Community Unit School District No. 5 Highland Series B (AGM Insured)	5.50	2-1-2038	1,635,000	1,811,673
Sangamon Logan & Menard Counties Community Unit School District No. 15 Williamsville Series B (BAM Insured)	4.00	12-1-2037	700,000	704,137
Sangamon Logan & Menard Counties Community Unit School District No. 15 Williamsville Series B (BAM Insured)	5.00	12-1-2034	400,000	433,532
Sangamon Logan & Menard Counties Community Unit School District No. 15 Williamsville Series B (BAM Insured)	5.00	12-1-2035	450,000	484,867
Sangamon Logan & Menard Counties Community Unit School District No. 15 Williamsville Series B (BAM Insured)	5.00	12-1-2036	500,000	534,979
South Sangamon Water Commission (AGM Insured)	4.00	1-1-2029	525,000	542,210
South Sangamon Water Commission (AGM Insured)	4.00	1-1-2030	600,000	618,890
South Sangamon Water Commission (AGM Insured)	4.00	1-1-2031	625,000	641,935
South Sangamon Water Commission (AGM Insured)	4.00	1-1-2033	500,000	510,802
South Sangamon Water Commission (AGM Insured)	4.00	1-1-2036	570,000	571,341
South Sangamon Water Commission (AGM Insured)	4.00	1-1-2037	525,000	520,630
State of Illinois Series A	5.00	3-1-2033	1,000,000	1,128,168
Stephenson County School District No. 145 Freeport Series A (AGM Insured)	5.00	2-1-2033	285,000	311,924
				50,686,283
The accompanying notes are an integral part of these financial statements.
Allspring Intermediate Tax/AMT-Free Fund  | 19

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Health revenue: 0.33%
Illinois Finance Authority Ann & Robert H Lurie Children’s Hospital of Chicago Obligated Group	5.00%	8-15-2034	$1,000,000	$1,058,154
Illinois Finance Authority Edward-Elmhurst Healthcare Obligated Group Series A	5.00	1-1-2026	1,000,000	1,045,637
Illinois Finance Authority Lutheran Life Communities Obligated Group Series A	5.00	11-1-2035	900,000	832,670
Illinois Finance Authority University of Illinois	5.00	10-1-2032	520,000	557,663
				3,494,124
Housing revenue: 4.58%
Illinois Sports Facilities Authority	5.00	6-15-2028	1,000,000	1,026,591
Metropolitan Pier & Exposition Authority Series A (NPFGC Insured)¤	0.00	6-15-2029	10,000,000	7,988,324
Metropolitan Pier & Exposition Authority Series A (NPFGC Insured)¤##	0.00	12-15-2029	33,200,000	26,040,460
Metropolitan Pier & Exposition Authority Series A (NPFGC Insured)¤	0.00	12-15-2030	12,800,000	9,605,313
Northern Illinois University (BAM Insured)	4.00	10-1-2033	1,000,000	1,010,746
Northern Illinois University (BAM Insured)	4.00	10-1-2036	1,650,000	1,631,691
Northern Illinois University (BAM Insured)	5.00	10-1-2031	900,000	968,880
Peoria Public Building Commission Peoria City School District No. 150 (BAM Insured)	5.00	12-1-2024	1,000,000	1,026,073
				49,298,078
Miscellaneous revenue: 0.23%
Illinois Finance Authority Field Museum of Natural History (U.S. SOFR+1.20%)±	4.74	11-1-2034	1,480,000	1,478,878
Northern Illinois University (AGM Insured)	5.00	9-1-2024	1,000,000	1,015,957
				2,494,835
Tax revenue: 3.28%
Chicago Transit Authority Sales Tax Receipts Fund	5.25	12-1-2049	3,000,000	3,042,988
County of Cook Sales Tax Revenue	5.00	11-15-2033	4,000,000	4,275,046
County of Cook Sales Tax Revenue	5.25	11-15-2035	4,000,000	4,281,111
County of Cook Sales Tax Revenue Series A	5.00	11-15-2036	1,160,000	1,256,741
County of Cook Sales Tax Revenue Series A	5.00	11-15-2037	1,625,000	1,747,893
Illinois Sports Facilities Authority (AGM Insured)	5.00	6-15-2028	2,500,000	2,525,180
Illinois Sports Facilities Authority (AGM Insured)	5.25	6-15-2030	4,000,000	4,052,810
Illinois Sports Facilities Authority (AGM Insured)	5.25	6-15-2032	3,000,000	3,038,771
Sales Tax Securitization Corp. Series A	5.00	1-1-2029	1,000,000	1,090,406
Sales Tax Securitization Corp. Series C%%	5.00	1-1-2035	2,500,000	2,771,615
Sales Tax Securitization Corp. Series C	5.25	1-1-2035	4,700,000	5,096,159
Southwestern Illinois Development Authority	5.00	3-1-2025	2,560,000	2,170,803
				35,349,523
Transportation revenue: 0.27%
Illinois State Toll Highway Authority Series A	5.00	1-1-2037	1,250,000	1,380,307
Illinois State Toll Highway Authority Series A	5.00	1-1-2038	1,355,000	1,483,559
				2,863,866
The accompanying notes are an integral part of these financial statements.
20 | Allspring Intermediate Tax/AMT-Free Fund

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Water & sewer revenue: 1.42%
City of Chicago Wastewater Transmission Revenue	5.00%	1-1-2027	$2,865,000	$2,883,460
City of Chicago Wastewater Transmission Revenue	5.00	1-1-2032	1,000,000	1,005,988
City of Chicago Wastewater Transmission Revenue	5.00	1-1-2033	1,000,000	1,005,907
City of Chicago Wastewater Transmission Revenue	5.00	1-1-2034	1,000,000	1,003,536
City of Chicago Wastewater Transmission Revenue	5.00	1-1-2039	865,000	867,739
City of Chicago Waterworks Revenue (AGM Insured)	5.25	11-1-2033	2,000,000	2,160,707
City of Chicago Waterworks Revenue Series B (AGM Insured)	4.00	11-1-2040	2,000,000	1,983,927
City of Chicago Waterworks Revenue Second Lien Project	5.00	11-1-2033	1,000,000	1,017,981
Illinois Finance Authority State of Illinois Water Revolving Fund - Clean Water Program	5.25	7-1-2035	3,000,000	3,374,586
				15,303,831
				174,939,330
Indiana: 1.38%
Airport revenue: 0.12%
Indianapolis Local Public Improvement Bond Bank Series I-2	5.00	1-1-2033	1,120,000	1,260,505
Health revenue: 0.33%
Indiana Finance Authority Indiana University Health, Inc. Obligated Group Series A	4.00	12-1-2040	3,655,000	3,575,305
Housing revenue: 0.28%
Indiana Finance Authority Marion County Capital Improvement Board Series A	5.25	2-1-2028	2,000,000	2,081,962
North West Hendricks Multi-Building Corp. North West Hendricks School Corp.	4.00	7-15-2031	900,000	939,883
				3,021,845
Industrial development revenue: 0.24%
Indiana Finance Authority Ohio Valley Electric Corp. Series B	2.50	11-1-2030	2,925,000	2,557,544
Utilities revenue: 0.09%
Indiana Finance Authority Ohio Valley Electric Corp. Series A	4.25	11-1-2030	1,000,000	994,666
Water & sewer revenue: 0.32%
Indiana Finance Authority CWA Authority, Inc. Series A	5.00	10-1-2030	2,315,000	2,362,313
Indiana Finance Authority CWA Authority, Inc. Series A	5.00	10-1-2031	1,035,000	1,055,773
				3,418,086
				14,827,951
Iowa: 0.51%
Housing revenue: 0.23%
City of Altoona Series C	5.00	6-1-2027	2,310,000	2,431,479
Utilities revenue: 0.28%
PEFA, Inc.øø	5.00	9-1-2049	3,000,000	3,058,829
				5,490,308
The accompanying notes are an integral part of these financial statements.
Allspring Intermediate Tax/AMT-Free Fund  | 21

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Kansas: 0.11%
Tax revenue: 0.11%
Wyandotte County-Kansas City Unified Government Sales Tax Revenue CAB144A¤	0.00%	9-1-2034	$3,030,000	$1,168,478
Kentucky: 0.37%
Education revenue: 0.15%
Kentucky Bond Development Corp. Centre College of Kentucky	4.00	6-1-2030	170,000	176,888
Kentucky Bond Development Corp. Centre College of Kentucky	4.00	6-1-2031	260,000	270,138
Kentucky Bond Development Corp. Centre College of Kentucky	4.00	6-1-2032	230,000	237,108
Kentucky Bond Development Corp. Centre College of Kentucky	4.00	6-1-2033	180,000	184,112
Kentucky Bond Development Corp. Centre College of Kentucky	4.00	6-1-2035	460,000	461,878
Kentucky Bond Development Corp. Centre College of Kentucky	4.00	6-1-2036	235,000	233,435
				1,563,559
Miscellaneous revenue: 0.12%
Kentucky Interlocal School Transportation Association COP	4.00	3-1-2033	1,300,000	1,321,239
Transportation revenue: 0.10%
Kentucky Public Transportation Infrastructure Authority Series B CAB¤	0.00	7-1-2029	1,400,000	1,071,941
				3,956,739
Louisiana: 3.19%
Airport revenue: 0.27%
New Orleans Aviation Board Louis Armstrong New Orleans International Airport Series A	5.00	1-1-2033	750,000	792,517
New Orleans Aviation Board Louis Armstrong New Orleans International Airport Customer Facility Charge Revenue (AGM Insured)	5.00	1-1-2035	2,000,000	2,124,775
				2,917,292
Education revenue: 0.56%
Louisiana Public Facilities Authority Loyola University New Orleans CAB¤	0.00	10-1-2027	3,380,000	3,433,254
Louisiana Public Facilities Authority Loyola University New Orleans CAB¤	0.00	10-1-2028	2,500,000	2,558,162
				5,991,416
Housing revenue: 1.01%
State of Louisiana 1-49 South Project	5.00	9-1-2027	2,700,000	2,807,345
State of Louisiana 1-49 South Project	5.00	9-1-2028	2,405,000	2,500,617
State of Louisiana 1-49 South Project	5.00	9-1-2029	2,695,000	2,802,146
State of Louisiana 1-49 South Project	5.00	9-1-2030	2,700,000	2,807,345
				10,917,453
Miscellaneous revenue: 0.16%
Louisiana Public Facilities Authority Roman Catholic Church of the Archdiocese of New Orleans	5.00	7-1-2024	1,000,000	850,000
The accompanying notes are an integral part of these financial statements.
22 | Allspring Intermediate Tax/AMT-Free Fund

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Miscellaneous revenue (continued)
Louisiana Public Facilities Authority Roman Catholic Church of the Archdiocese of New Orleans	5.00%	7-1-2025	$600,000	$510,000
Louisiana Public Facilities Authority Roman Catholic Church of the Archdiocese of New Orleans	5.00	7-1-2026	500,000	425,000
				1,785,000
Tax revenue: 0.20%
Jefferson Sales Tax District Series B (AGM Insured)	5.00	12-1-2031	1,000,000	1,081,970
Jefferson Sales Tax District Series B (AGM Insured)	5.00	12-1-2032	1,000,000	1,079,959
				2,161,929
Transportation revenue: 0.29%
Greater New Orleans Expressway Commission (AGM Insured)	5.00	11-1-2031	1,000,000	1,038,016
Greater New Orleans Expressway Commission (AGM Insured)	5.00	11-1-2032	1,000,000	1,037,561
Greater New Orleans Expressway Commission (AGM Insured)	5.00	11-1-2033	1,000,000	1,036,653
				3,112,230
Water & sewer revenue: 0.70%
City of New Orleans Sewerage Service Revenue Series B	5.00	6-1-2032	1,000,000	1,106,925
City of New Orleans Sewerage Service Revenue Series B	5.00	6-1-2033	695,000	768,577
City of New Orleans Sewerage Service Revenue Series B	5.00	6-1-2034	600,000	662,931
City of New Orleans Sewerage Service Revenue Series B (AGM Insured)	4.00	6-1-2035	400,000	415,731
City of New Orleans Sewerage Service Revenue Series B (AGM Insured)	4.00	6-1-2036	325,000	334,251
City of New Orleans Sewerage Service Revenue Series B (AGM Insured)	4.00	6-1-2037	335,000	339,801
Greater Ouachita Water Co. (BAM Insured)	4.00	9-1-2030	500,000	521,352
Greater Ouachita Water Co. (BAM Insured)	4.00	9-1-2031	600,000	623,640
Greater Ouachita Water Co. (BAM Insured)	4.00	9-1-2032	1,655,000	1,713,197
Louisiana Local Government Environmental Facilities & CDA East Baton Rouge Sewerage Commission Series A	5.00	2-1-2030	1,000,000	1,010,256
				7,496,661
				34,381,981
Maine: 0.79%
Education revenue: 0.51%
Maine Health & Higher Educational Facilities Authority University of New England Series A	5.00	7-1-2029	1,015,000	1,075,802
Maine Health & Higher Educational Facilities Authority University of New England Series A	5.00	7-1-2030	1,200,000	1,271,213
Maine Health & Higher Educational Facilities Authority University of New England Series A	5.00	7-1-2032	1,415,000	1,498,278
Maine Health & Higher Educational Facilities Authority University of New England Series A	5.00	7-1-2033	1,485,000	1,572,611
				5,417,904
The accompanying notes are an integral part of these financial statements.
Allspring Intermediate Tax/AMT-Free Fund  | 23

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Health revenue: 0.28%
Maine Health & Higher Educational Facilities Authority Series A	5.00%	7-1-2035	$1,000,000	$1,087,146
Maine Health & Higher Educational Facilities Authority Maine Health Obligated Group Series A	4.00	7-1-2036	800,000	805,961
Maine Health & Higher Educational Facilities Authority Maine Health Obligated Group Series A	4.00	7-1-2037	1,150,000	1,139,743
				3,032,850
				8,450,754
Maryland: 0.59%
Education revenue: 0.40%
City of Westminster McDaniel College, Inc.	5.00	11-1-2026	2,450,000	2,540,978
Maryland Economic Development Corp. University Park Phase I & II at Salisbury University	5.00	6-1-2027	410,000	410,113
Maryland Health & Higher Educational Facilities Authority Stevenson University, Inc. Series A	4.00	6-1-2035	470,000	464,766
Maryland Health & Higher Educational Facilities Authority Stevenson University, Inc. Series A	4.00	6-1-2037	450,000	432,597
Maryland Health & Higher Educational Facilities Authority Stevenson University, Inc. Series A	4.00	6-1-2039	500,000	470,919
				4,319,373
Tax revenue: 0.14%
County of Howard Downtown Columbia Development District Series A144A	4.00	2-15-2028	480,000	471,655
County of Howard Downtown Columbia Development District Series A144A	4.13	2-15-2034	1,000,000	952,346
				1,424,001
Water & sewer revenue: 0.05%
City of Baltimore Water Utility Fund Series A	5.00	7-1-2035	500,000	562,643
				6,306,017
Massachusetts: 0.10%
Health revenue: 0.10%
Massachusetts Development Finance Agency Tufts Medicine Obligated Group Series C (AGM Insured)	5.00	10-1-2033	525,000	573,631
Massachusetts Development Finance Agency Tufts Medicine Obligated Group Series C (AGM Insured)	5.00	10-1-2034	500,000	545,067
				1,118,698
Michigan: 3.51%
Airport revenue: 0.14%
Wayne County Airport Authority Detroit Metropolitan Wayne County Airport Series A	5.00	12-1-2032	800,000	856,466
Wayne County Airport Authority Detroit Metropolitan Wayne County Airport Series A	5.00	12-1-2034	600,000	641,591
				1,498,057
The accompanying notes are an integral part of these financial statements.
24 | Allspring Intermediate Tax/AMT-Free Fund

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Education revenue: 0.48%
Flint International Academy	5.50%	10-1-2027	$1,985,000	$1,962,195
Michigan State University Series B	5.00	2-15-2036	1,325,000	1,441,635
Western Michigan University	5.25	11-15-2029	1,000,000	1,007,442
Western Michigan University (AGM Insured)	5.25	11-15-2033	750,000	755,581
				5,166,853
GO revenue: 0.34%
County of Kent	5.00	6-1-2030	1,040,000	1,094,988
Pinckney Community Schools (SBLF Insured)	5.00	5-1-2026	2,505,000	2,536,726
				3,631,714
Health revenue: 0.28%
Michigan Finance Authority Trinity Health Corp. Obligated Group Series 2013-2	4.00	12-1-2035	3,000,000	3,041,813
Miscellaneous revenue: 0.28%
Michigan Finance Authority City of Detroit Income Tax Revenue Series F1	4.00	10-1-2024	3,000,000	2,984,144
Water & sewer revenue: 1.99%
Great Lakes Water Authority Sewage Disposal System Revenue Series C	5.00	7-1-2030	3,350,000	3,517,005
Michigan Finance Authority Great Lakes Water Authority Water Supply System Revenue Series D1 (AGM Insured)	5.00	7-1-2035	2,750,000	2,785,875
Michigan Finance Authority Great Lakes Water Authority Water Supply System Revenue Series D1 (AGM Insured)	5.00	7-1-2037	2,000,000	2,021,044
Michigan Finance Authority Great Lakes Water Authority Water Supply System Revenue Series D4	5.00	7-1-2030	12,000,000	12,146,051
Michigan Finance Authority Great Lakes Water Authority Water Supply System Revenue Series D6 (NPFGC Insured)	5.00	7-1-2025	1,000,000	1,013,857
				21,483,832
				37,806,413
Minnesota: 0.05%
Health revenue: 0.05%
City of Rochester Mayo Clinicø	4.20	11-15-2047	500,000	500,000
Mississippi: 0.55%
Health revenue: 0.29%
Mississippi Hospital Equipment & Facilities Authority North Mississippi Medical Center Obligated Group Series IV	5.00	10-1-2037	1,000,000	1,048,349
Mississippi Hospital Equipment & Facilities Authority North Mississippi Medical Center Obligated Group Series IV	5.00	10-1-2038	1,000,000	1,042,541
Mississippi Hospital Equipment & Facilities Authority North Mississippi Medical Center Obligated Group Series IV	5.00	10-1-2039	1,000,000	1,036,431
				3,127,321
Water & sewer revenue: 0.26%
West Rankin Utility Authority (AGM Insured)	5.00	1-1-2026	525,000	538,764
The accompanying notes are an integral part of these financial statements.
Allspring Intermediate Tax/AMT-Free Fund  | 25

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Water & sewer revenue (continued)
West Rankin Utility Authority (AGM Insured)	5.00%	1-1-2027	$435,000	$446,405
West Rankin Utility Authority (AGM Insured)	5.00	1-1-2034	750,000	769,663
West Rankin Utility Authority (AGM Insured)	5.00	1-1-2035	1,000,000	1,026,218
				2,781,050
				5,908,371
Missouri: 0.66%
Education revenue: 0.23%
HEFA of the State of Missouri Webster University	5.00	4-1-2027	2,450,000	2,462,247
Health revenue: 0.20%
HEFA of the State of Missouri BJC Healthcare Obligated Group Series Cøø	5.00	5-1-2052	2,000,000	2,163,844
Miscellaneous revenue: 0.23%
Poplar Bluff R-I School District Series I (AGM Insured)	5.00	3-1-2032	1,500,000	1,514,478
Poplar Bluff R-I School District Series I (AGM Insured)	5.00	3-1-2034	1,000,000	1,009,717
				2,524,195
				7,150,286
Nebraska: 0.30%
Health revenue: 0.11%
Douglas County Hospital Authority No. 2 Children’s Hospital Obligated Group Series A	4.00	11-15-2038	1,200,000	1,184,190
Utilities revenue: 0.19%
Central Plains Energy Project No. 4øø	5.00	3-1-2050	2,000,000	2,008,277
				3,192,467
Nevada: 0.68%
GO revenue: 0.66%
City of Las Vegas Series A	5.00	5-1-2031	1,985,000	2,011,757
Clark County School District Series A	4.00	6-15-2034	5,000,000	5,078,420
				7,090,177
Miscellaneous revenue: 0.02%
City of Las Vegas Special Improvement District No. 607	4.25	6-1-2024	200,000	200,685
				7,290,862
New Hampshire: 0.23%
Housing revenue: 0.23%
New Hampshire Business Finance Authority Series 1A	4.13	1-20-2034	2,374,299	2,315,672
New Hampshire HFA Series E AMT	4.80	7-1-2028	205,000	207,999
				2,523,671
New Jersey: 2.77%
Airport revenue: 0.20%
South Jersey Port Corp. Series S-1	5.00	1-1-2028	2,130,000	2,185,486
The accompanying notes are an integral part of these financial statements.
26 | Allspring Intermediate Tax/AMT-Free Fund

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
GO revenue: 0.35%
City of Trenton (BAM Insured)	5.00%	12-1-2024	$1,775,000	$1,820,539
City of Trenton (BAM Insured)	5.00	12-1-2025	1,860,000	1,942,906
				3,763,445
Housing revenue: 1.59%
Garden State Preservation Trust Series A (AGM Insured)	5.75	11-1-2028	5,000,000	5,430,451
New Jersey EDA Motor Vehicle Surcharge Revenue Series A	3.13	7-1-2029	445,000	424,788
New Jersey EDA Motor Vehicle Surcharge Revenue Series A	5.00	7-1-2033	2,500,000	2,634,134
New Jersey EDA Motor Vehicle Surcharge Revenue Series A (NPFGC Insured)	5.25	7-1-2026	2,320,000	2,427,488
New Jersey TTFA Series A¤	0.00	12-15-2030	2,000,000	1,517,366
New Jersey TTFA Series A	5.00	12-15-2036	2,000,000	2,118,471
New Jersey TTFA Series C	5.25	6-15-2032	2,500,000	2,568,927
				17,121,625
Miscellaneous revenue: 0.11%
North Hudson Sewerage Authority (AGM Insured)	5.00	6-1-2038	1,000,000	1,147,117
Tax revenue: 0.52%
New Jersey TTFA Series AA	5.00	6-15-2036	2,000,000	2,174,324
New Jersey TTFA Series AA	5.00	6-15-2038	3,250,000	3,479,812
				5,654,136
				29,871,809
New Mexico: 1.29%
GO revenue: 0.12%
Albuquerque Municipal School District No. 12	5.00	8-1-2034	1,150,000	1,264,043
Industrial development revenue: 0.20%
City of Farmington Southern California Edison Co.	1.80	4-1-2029	2,540,000	2,182,845
Miscellaneous revenue: 0.97%
Town of Clayton (NPFGC Insured)	5.00	11-1-2028	9,265,000	9,459,513
Town of Clayton (NPFGC Insured)	5.00	11-1-2029	1,000,000	1,021,092
				10,480,605
				13,927,493
New York: 8.52%
Airport revenue: 0.52%
New York Transportation Development Corp. JFK International Air Terminal LLC Series C	5.00	12-1-2029	1,160,000	1,267,702
New York Transportation Development Corp. JFK International Air Terminal LLC Series C	5.00	12-1-2035	1,000,000	1,083,998
New York Transportation Development Corp. JFK International Air Terminal LLC Series C	5.00	12-1-2038	3,000,000	3,197,226
				5,548,926
The accompanying notes are an integral part of these financial statements.
Allspring Intermediate Tax/AMT-Free Fund  | 27

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Education revenue: 1.73%
Dutchess County Local Development Corp. Culinary Institute of America Series A-1	5.00%	7-1-2027	$335,000	$344,327
Hempstead Town Local Development Corp. Academy Charter School Series A	4.45	2-1-2041	5,500,000	4,328,838
Hempstead Town Local Development Corp. Academy Charter School Series A	5.53	2-1-2040	2,725,000	2,624,744
Hempstead Town Local Development Corp. Academy Charter School Series A	5.89	2-1-2032	2,745,000	2,780,932
Hempstead Town Local Development Corp. Academy Charter School Series A	6.24	2-1-2047	1,750,000	1,783,452
Hempstead Town Local Development Corp. Academy Charter School Series B	5.57	2-1-2041	4,140,000	3,987,206
Monroe County Industrial Development Corp. Monroe Community College Association, Inc. (AGM Insured)	5.00	1-15-2024	905,000	913,460
Westchester County Local Development Corp. Pace University Series Bøø	4.73	5-1-2044	1,910,000	1,910,000
				18,672,959
GO revenue: 0.40%
City of New York Series D	5.25	5-1-2040	1,500,000	1,704,120
City of Yonkers Series C (AGM Insured)	5.00	3-15-2035	1,000,000	1,154,295
City of Yonkers Series F (BAM Insured)	5.00	11-15-2035	425,000	491,755
City of Yonkers Series F (BAM Insured)	5.00	11-15-2036	450,000	513,693
City of Yonkers Series F (BAM Insured)	5.00	11-15-2037	425,000	480,519
				4,344,382
Industrial development revenue: 0.08%
New York Liberty Development Corp. One Bryant Park LLC	2.80	9-15-2069	1,000,000	910,978
Tax revenue: 2.20%
Metropolitan Transportation Authority Dedicated Tax Fund Series A	5.25	11-15-2034	2,000,000	2,139,165
New York City Transitional Finance Authority Future Tax Secured Revenue Series C-1	4.00	5-1-2044	2,000,000	1,975,697
New York Convention Center Development Corp. New York City Hotel Unit Fee Revenue	5.00	11-15-2028	8,000,000	8,275,090
New York State Dormitory Authority Personal Income Tax Revenue Series D	4.00	2-15-2039	5,000,000	5,026,918
New York State Dormitory Authority State of New York Personal Income Tax Revenue Series A	5.00	2-15-2031	3,000,000	3,177,322
New York State Urban Development Corp. State of New York Personal Income Tax Revenue Series C	4.00	3-15-2037	3,000,000	3,068,235
				23,662,427
Transportation revenue: 3.35%
Metropolitan Transportation Authority Series A2	5.00	11-15-2027	12,640,000	13,264,794
Metropolitan Transportation Authority Series B	5.00	11-15-2033	2,175,000	2,250,590
Metropolitan Transportation Authority Series B	5.25	11-15-2037	1,000,000	1,006,879
Metropolitan Transportation Authority Series C1	5.25	11-15-2031	11,540,000	11,921,159
Metropolitan Transportation Authority Series D	5.00	11-15-2031	3,415,000	3,538,043
The accompanying notes are an integral part of these financial statements.
28 | Allspring Intermediate Tax/AMT-Free Fund

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Transportation revenue (continued)
Metropolitan Transportation Authority Series Døø	5.00%	11-15-2034	$2,000,000	$2,030,958
Metropolitan Transportation Authority Series D-1	5.00	11-15-2030	2,010,000	2,066,518
				36,078,941
Utilities revenue: 0.19%
New York State Energy Research & Development Authority Electric & Gas Corp. Series C%%	4.00	4-1-2034	2,000,000	2,012,902
Water & sewer revenue: 0.05%
New York City Municipal Water Finance Authority New York City Water & Sewer Systemø	3.65	6-15-2035	200,000	200,000
Western Nassau County Water Authority Series A	5.00	4-1-2028	300,000	308,653
				508,653
				91,740,168
Ohio: 1.84%
Education revenue: 0.57%
Northeast Ohio Medical University (BAM Insured)	5.00	12-1-2032	315,000	353,222
Northeast Ohio Medical University (BAM Insured)	5.00	12-1-2033	890,000	994,256
Northeast Ohio Medical University (BAM Insured)	5.00	12-1-2036	1,025,000	1,114,692
Northeast Ohio Medical University (BAM Insured)	5.00	12-1-2038	1,070,000	1,150,873
Northeast Ohio Medical University (BAM Insured)	5.00	12-1-2040	1,260,000	1,342,927
Ohio Higher Educational Facility Commission Xavier University	5.00	5-1-2029	1,080,000	1,184,781
				6,140,751
Health revenue: 0.11%
County of Hamilton UC Health Obligated Group	5.00	9-15-2035	1,100,000	1,118,307
Housing revenue: 0.28%
Clermont County Port Authority West Clermont Local School District (BAM Insured)	5.00	12-1-2025	500,000	521,696
Clermont County Port Authority West Clermont Local School District (BAM Insured)	5.00	12-1-2026	600,000	625,043
Clermont County Port Authority West Clermont Local School District (BAM Insured)	5.00	12-1-2028	1,250,000	1,302,763
RiverSouth Authority Series A	5.75	12-1-2027	550,000	549,968
				2,999,470
Miscellaneous revenue: 0.09%
Warrensville Heights City School District Series B (BAM Insured)	4.00	12-1-2037	1,000,000	976,241
Tobacco revenue: 0.19%
Buckeye Tobacco Settlement Financing Authority Series A-2	4.00	6-1-2038	2,100,000	2,079,561
Utilities revenue: 0.60%
City of Hamilton Electric System Revenue (BAM Insured)	4.00	10-1-2034	710,000	742,945
City of Hamilton Electric System Revenue (BAM Insured)	4.00	10-1-2035	1,000,000	1,041,734
Cleveland Department of Public Utilities Division of Public Power (AGM Insured)	5.00	11-15-2033	625,000	679,846
The accompanying notes are an integral part of these financial statements.
Allspring Intermediate Tax/AMT-Free Fund  | 29

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Utilities revenue (continued)
Lancaster Port Authority Series A (Royal Bank of Canada LIQ)øø	5.00%	8-1-2049	$3,000,000	$3,045,802
Ohio Air Quality Development Authority Ohio Valley Electric Corp. Series A	3.25	9-1-2029	1,000,000	932,413
				6,442,740
				19,757,070
Oklahoma: 3.58%
Education revenue: 0.07%
Oklahoma State University Series A	4.00	9-1-2036	750,000	760,160
Health revenue: 0.13%
Tender Option Bond Trust Receipts/Certificates Series 2022-034 (Barclays Bank PLC LOC, Barclays Bank PLC LIQ)144Aø	4.05	9-1-2045	1,365,000	1,365,000
Housing revenue: 3.15%
Cache Educational Facilities Authority Comanche County Independent School District No. 1 Cache Series A	5.00	9-1-2025	3,055,000	3,160,296
Canadian County Educational Facilities Authority Independent School District No. 69 Mustang	5.00	9-1-2027	2,000,000	2,094,321
Canadian County Educational Facilities Authority Independent School District No. 69 Mustang	5.00	9-1-2028	2,180,000	2,288,809
Carter County Public Facilities Authority	5.00	12-1-2027	1,000,000	1,061,356
Carter County Public Facilities Authority	5.00	12-1-2028	1,285,000	1,361,281
Carter County Public Facilities Authority Carter County Independent School District No. 27 Plainview	5.00	12-1-2026	1,000,000	1,057,373
Cleveland County Educational Facilities Authority Independent School District No. 40 Noble	5.00	9-1-2027	700,000	749,519
Cleveland County Educational Facilities Authority Independent School District No. 40 Noble	5.00	9-1-2028	400,000	428,097
Cleveland County Educational Facilities Authority Independent School District No. 40 Noble	5.00	9-1-2029	250,000	266,874
Cleveland County Educational Facilities Authority Independent School District No. 40 Noble	5.00	9-1-2031	675,000	716,366
Comanche County Educational Facilities Authority Comanche County Independent School District No. 16 Elgin Series A	5.00	12-1-2032	1,600,000	1,746,560
Dewey County Educational Facilities Authority Independent School District No. 8 Seiling	5.00	9-1-2026	1,230,000	1,299,711
Dewey County Educational Facilities Authority Independent School District No. 8 Seiling	5.00	9-1-2027	1,240,000	1,310,278
Garvin County Educational Facilities Authority Independent School District No. 9 Lindsay	5.00	9-1-2026	1,000,000	1,035,733
Garvin County Educational Facilities Authority Independent School District No. 9 Lindsay	5.00	9-1-2027	1,245,000	1,288,699
Grady County School Finance Authority Independent School District No. 97 Tuttle	5.00	9-1-2025	500,000	517,550
Grady County School Finance Authority Independent School District No. 97 Tuttle	5.00	9-1-2028	1,160,000	1,199,492
Muskogee Industrial Trust Muskogee County Independent School District No. 20	4.00	9-1-2029	3,000,000	3,002,321
The accompanying notes are an integral part of these financial statements.
30 | Allspring Intermediate Tax/AMT-Free Fund

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Housing revenue (continued)
Muskogee Industrial Trust Muskogee County Independent School District No. 20	4.00%	9-1-2032	$3,000,000	$2,981,225
Oklahoma Development Finance Authority Oklahoma State Regents for Higher Education Series B	5.00	6-1-2030	500,000	552,947
Oklahoma Development Finance Authority Oklahoma State Regents for Higher Education Series B	5.00	6-1-2031	520,000	574,932
Oklahoma Development Finance Authority Oklahoma State Regents for Higher Education Series B	5.00	6-1-2032	550,000	607,612
Pontotoc County Educational Facilities Authority Independent School District No. 19 Ada	4.00	9-1-2032	450,000	466,733
Pontotoc County Educational Facilities Authority Independent School District No. 19 Ada	4.00	9-1-2033	800,000	825,157
Pontotoc County Educational Facilities Authority Independent School District No. 19 Ada	4.00	9-1-2034	625,000	641,470
Pontotoc County Educational Facilities Authority Independent School District No. 19 Ada	4.00	9-1-2035	810,000	822,838
Pontotoc County Educational Facilities Authority Independent School District No. 19 Ada	4.00	9-1-2036	1,000,000	1,003,661
Tulsa County Industrial Authority Tulsa County Independent School District No. 13 Glenpool Series A	5.00	9-1-2025	880,000	912,748
				33,973,959
Tax revenue: 0.23%
Oklahoma City Public Property Authority Hotel Tax	5.00	10-1-2027	1,140,000	1,183,792
Oklahoma City Public Property Authority Hotel Tax	5.00	10-1-2028	1,265,000	1,313,315
				2,497,107
				38,596,226
Oregon: 0.51%
Airport revenue: 0.23%
Port of Portland Airport Revenue Series 2023-XL0443	5.00	7-1-2033	530,000	600,827
Port of Portland Airport Revenue Series 2023-XL0443	5.00	7-1-2037	705,000	774,905
Port of Portland Airport Revenue Series 26-A	4.00	7-1-2037	565,000	574,506
Port of Portland Airport Revenue Series 26-A	5.00	7-1-2033	400,000	453,455
				2,403,693
Health revenue: 0.28%
Medford Hospital Facilities Authority Asante Health System Obligated Group Series A	5.00	8-15-2037	1,400,000	1,498,979
Oregon State Facilities Authority Samaritan Health Services, Inc. Obligated Group Series A	5.00	10-1-2026	1,500,000	1,547,876
				3,046,855
				5,450,548
The accompanying notes are an integral part of these financial statements.
Allspring Intermediate Tax/AMT-Free Fund  | 31

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Pennsylvania: 11.85%
Airport revenue: 0.07%
City of Philadelphia Airport Revenue Series A	5.00%	7-1-2028	$315,000	$337,650
City of Philadelphia Airport Revenue Series A	5.00	7-1-2031	450,000	479,378
				817,028
Education revenue: 0.74%
Chester County IDA Collegium Charter School Series A	5.00	10-15-2027	1,500,000	1,488,506
Northampton County General Purpose Authority Lafayette College	5.00	11-1-2027	1,000,000	1,079,834
Northeastern Pennsylvania Hospital & Education Authority Wilkes University Series A	5.00	3-1-2026	885,000	903,291
Northeastern Pennsylvania Hospital & Education Authority Wilkes University Series A	5.00	3-1-2028	660,000	675,469
Philadelphia IDA West Philadelphia Achievement Charter Elementary School	7.00	5-1-2026	475,000	475,658
State Public School Building Authority Community College of Philadelphia Series A	5.00	6-15-2025	1,250,000	1,280,812
State Public School Building Authority Community College of Philadelphia Series A (BAM Insured)	5.00	6-15-2026	2,000,000	2,054,980
				7,958,550
GO revenue: 4.59%
Central Dauphin School District	5.00	2-1-2030	1,110,000	1,169,986
City of Philadelphia Series A	5.00	8-1-2033	2,020,000	2,177,794
City of Philadelphia Series A	5.25	7-15-2029	4,410,000	4,458,466
City of Reading Series A (BAM Insured)	5.00	11-1-2026	1,000,000	1,059,891
McKeesport Area School District Series A (AGM Insured)	4.00	10-1-2035	5,505,000	5,686,972
Moon Area School District Series A	5.00	11-15-2024	3,425,000	3,503,546
Moon Area School District Series A	5.00	11-15-2029	1,000,000	1,021,323
Norristown Area School District (BAM Insured)	5.00	9-1-2035	2,035,000	2,132,215
Reading School District (AGM Insured)	5.00	3-1-2037	2,000,000	2,109,603
Reading School District (AGM Insured)	5.00	3-1-2038	1,735,000	1,816,441
School District of Philadelphia Series A	5.00	9-1-2032	2,300,000	2,515,836
School District of Philadelphia Series C	5.00	9-1-2033	6,180,000	6,813,685
School District of Philadelphia Series F	5.00	9-1-2028	5,000,000	5,243,441
School District of Philadelphia Series F	5.00	9-1-2029	5,000,000	5,237,329
School District of Philadelphia Series F	5.00	9-1-2031	1,240,000	1,291,687
School District of Philadelphia Series F	5.00	9-1-2032	2,595,000	2,694,525
Scranton School District Series A (BAM Insured)	5.00	6-1-2037	500,000	542,582
				49,475,322
Health revenue: 1.57%
Allegheny County Hospital Development Authority UPMC Obligated Group Series A	4.00	7-15-2037	2,000,000	1,996,318
Allegheny County Hospital Development Authority UPMC Obligated Group Series A	5.00	7-15-2025	155,000	159,710
Cumberland County Municipal Authority Diakon Lutheran Social Ministries Obligated Group	5.00	1-1-2025	1,340,000	1,363,364
Cumberland County Municipal Authority Diakon Lutheran Social Ministries Obligated Group	5.00	1-1-2026	1,370,000	1,391,935
The accompanying notes are an integral part of these financial statements.
32 | Allspring Intermediate Tax/AMT-Free Fund

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Health revenue (continued)
Cumberland County Municipal Authority Diakon Lutheran Social Ministries Obligated Group	5.00%	1-1-2027	$1,225,000	$1,244,573
Hospitals & Higher Education Facilities Authority of Philadelphia Temple University Health System Obligated Group (AGM Insured)	5.00	7-1-2036	2,505,000	2,726,663
Montgomery County Higher Education & Health Authority Thomas Jefferson University Obligated Group	4.00	9-1-2037	1,000,000	972,911
Pennsylvania EDFA UPMC Obligated Group Series A	4.00	11-15-2037	2,540,000	2,534,030
Pennsylvania EDFA UPMC Obligated Group Series A1	5.00	4-15-2031	1,000,000	1,111,242
Pennsylvania EDFA UPMC Obligated Group Series A1	5.00	4-15-2034	1,650,000	1,821,850
Pennsylvania EDFA UPMC Obligated Group Series A1	5.00	4-15-2035	1,450,000	1,590,862
				16,913,458
Housing revenue: 0.78%
Delaware County Vocational & Technical School Authority Delaware County Intermediate Unit (BAM Insured)	5.25	11-1-2033	2,000,000	2,012,932
Pennsylvania Housing Finance Agency Series 142	4.15	10-1-2034	1,500,000	1,522,388
State Public School Building Authority Chester Upland School District Series B	5.25	9-15-2030	1,990,000	2,154,896
State Public School Building Authority Harrisburg School District Series B-2 (BAM Insured)	5.00	12-1-2025	340,000	348,251
State Public School Building Authority Harrisburg School District Series B-2 (BAM Insured)	5.00	12-1-2026	645,000	660,563
State Public School Building Authority Harrisburg School District Series B-2 (BAM Insured)	5.00	12-1-2027	360,000	368,836
York County School of Technology Authority Series B (BAM Insured)	5.00	2-15-2027	800,000	814,018
York County School of Technology Authority Series B (BAM Insured)	5.00	2-15-2029	500,000	508,487
				8,390,371
Miscellaneous revenue: 1.70%
Commonwealth of Pennsylvania COP Series A	5.00	7-1-2029	480,000	523,657
Delaware Valley Regional Finance Authority Series D (TD Bank NA LOC)ø	3.95	11-1-2055	1,000,000	1,000,000
Philadelphia Municipal Authority	5.00	4-1-2031	3,630,000	3,913,740
Philadelphia Municipal Authority	5.00	4-1-2034	1,800,000	1,942,143
State Public School Building Authority Harrisburg School District Series A (AGM Insured)	5.00	12-1-2028	3,020,000	3,190,269
State Public School Building Authority Harrisburg School District Series A (AGM Insured)	5.00	12-1-2033	3,505,000	3,662,300
State Public School Building Authority School District of Philadelphia Series A	5.00	6-1-2034	1,750,000	1,814,322
State Public School Building Authority School District of Philadelphia Series B (AGM Insured)	5.00	6-1-2029	2,000,000	2,221,045
				18,267,476
The accompanying notes are an integral part of these financial statements.
Allspring Intermediate Tax/AMT-Free Fund  | 33

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Tax revenue: 0.22%
Allentown Neighborhood Improvement Zone Development Authority	5.00%	5-1-2033	$700,000	$745,523
Allentown Neighborhood Improvement Zone Development Authority	5.00	5-1-2034	750,000	796,353
Allentown Neighborhood Improvement Zone Development Authority	5.00	5-1-2035	750,000	789,375
				2,331,251
Tobacco revenue: 0.77%
Commonwealth Financing Authority	5.00	6-1-2027	2,500,000	2,647,617
Commonwealth Financing Authority	5.00	6-1-2028	2,500,000	2,690,073
Commonwealth Financing Authority (AGM Insured)	4.00	6-1-2039	3,000,000	2,949,184
				8,286,874
Transportation revenue: 0.94%
Pennsylvania Turnpike Commission Series B2	5.00	6-1-2031	5,000,000	5,342,550
Pennsylvania Turnpike Commission Series E CAB (AGM Insured)	6.00	12-1-2030	4,220,000	4,780,671
				10,123,221
Water & sewer revenue: 0.47%
Capital Region Water Revenue	5.00	7-15-2030	1,500,000	1,636,374
City of Philadelphia Water & Wastewater Revenue Series B	5.00	11-1-2033	1,760,000	1,897,812
Pittsburgh Water & Sewer Authority Series B (AGM Insured)	5.00	9-1-2031	670,000	762,866
Pittsburgh Water & Sewer Authority Series B (AGM Insured)	5.00	9-1-2033	675,000	766,750
				5,063,802
				127,627,353
South Carolina: 2.54%
Education revenue: 0.56%
South Carolina Jobs-EDA Furman University	5.00	10-1-2028	700,000	720,467
South Carolina Jobs-EDA Furman University	5.00	10-1-2030	1,885,000	1,936,024
South Carolina Jobs-EDA Furman University	5.00	10-1-2031	2,155,000	2,211,466
South Carolina Jobs-EDA York Preparatory Academy, Inc. Series A144A	7.00	11-1-2033	1,090,000	1,138,177
				6,006,134
Health revenue: 0.86%
South Carolina Jobs-EDA Prisma Health Obligated Group Series Cø	4.48	5-1-2048	9,275,000	9,275,000
Miscellaneous revenue: 0.10%
Laurens County School District No. 055	5.00	12-1-2025	1,000,000	1,037,504
Utilities revenue: 1.02%
South Carolina Public Service Authority Series E (AGM Insured)	5.25	12-1-2036	6,385,000	7,159,381
South Carolina Public Service Authority Series E (AGM Insured)	5.25	12-1-2037	3,445,000	3,832,689
				10,992,070
				27,310,708
The accompanying notes are an integral part of these financial statements.
34 | Allspring Intermediate Tax/AMT-Free Fund

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Tennessee: 1.29%
Airport revenue: 0.26%
Metropolitan Nashville Airport Authority Series A	5.25%	7-1-2047	$2,500,000	$2,757,023
Housing revenue: 0.16%
Chattanooga Health Educational & Housing Facility Board CDFI Phase I LLC	5.00	10-1-2023	750,000	751,142
Chattanooga Health Educational & Housing Facility Board CDFI Phase I LLC	5.00	10-1-2028	1,000,000	1,023,090
				1,774,232
Utilities revenue: 0.87%
Tennergy Corp. Series Aøø	5.50	10-1-2053	3,000,000	3,176,088
Tennessee Energy Acquisition Corp. Series Aøø	5.00	5-1-2052	2,500,000	2,593,512
Tennessee Energy Acquisition Corp. Series A-1øø	5.00	5-1-2053	3,500,000	3,620,884
				9,390,484
				13,921,739
Texas: 5.01%
Airport revenue: 0.75%
City of Houston Airport System Revenue Series D	5.00	7-1-2033	3,010,000	3,268,751
City of Houston Airport System Revenue Series D	5.00	7-1-2035	2,000,000	2,160,039
Dallas Fort Worth International Airport Series A	4.00	11-1-2034	2,500,000	2,608,711
				8,037,501
GO revenue: 2.16%
Bexar County Hospital District	5.00	2-15-2037	1,250,000	1,326,036
City of Eagle Pass (AGM Insured)	4.00	3-1-2037	695,000	712,254
City of San Antonio	5.00	8-1-2036	3,990,000	4,322,193
County of Denton	5.00	7-15-2030	1,000,000	1,019,020
County of El Paso Series A	5.00	2-15-2031	2,000,000	2,093,335
County of El Paso Series A	5.00	2-15-2032	2,120,000	2,217,349
Crane County Water District	5.00	2-15-2026	1,000,000	1,030,192
Crane County Water District	5.00	2-15-2030	1,130,000	1,158,653
Crane County Water District	5.00	2-15-2031	1,000,000	1,025,357
El Paso County Hospital District	5.00	8-15-2028	2,045,000	2,047,471
Fort Bend County Municipal Utility District No. 182 (BAM Insured)	5.25	9-1-2030	1,185,000	1,314,225
San Antonio Independent School District	5.00	8-15-2037	2,000,000	2,051,290
Viridian Municipal Management District (BAM Insured)	4.00	12-1-2030	710,000	714,002
Waller Consolidated Independent School District (BAM Insured)	5.00	2-15-2040	2,000,000	2,210,774
				23,242,151
Housing revenue: 0.05%
Austin Community College District Public Facility Corp. Series C	5.00	8-1-2030	500,000	540,923
The accompanying notes are an integral part of these financial statements.
Allspring Intermediate Tax/AMT-Free Fund  | 35

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Miscellaneous revenue: 0.33%
Lower Colorado River Authority	5.50%	5-15-2031	$2,500,000	$2,502,908
Nueces River Authority City of Corpus Christi TX Utility System Revenue	5.00	7-15-2026	1,000,000	1,033,752
				3,536,660
Tax revenue: 0.15%
Old Spanish Trail-Alemda Corridors RDA (BAM Insured)	4.00	9-1-2031	1,540,000	1,609,473
Transportation revenue: 0.73%
Grand Parkway Transportation Corp. Series A	5.00	10-1-2034	1,500,000	1,633,966
Texas Private Activity Bond Surface Transportation Corp. NTE Mobility Partners LLC Series A	5.00	12-31-2035	3,000,000	3,146,648
Texas Private Activity Bond Surface Transportation Corp. NTE Mobility Partners LLC Series A	5.00	12-31-2036	3,015,000	3,140,173
				7,920,787
Utilities revenue: 0.63%
City of Brownsville Utilities System Revenue	5.00	9-1-2026	2,190,000	2,270,950
City of Brownsville Utilities System Revenue	5.00	9-1-2029	1,500,000	1,563,408
City of Brownsville Utilities System Revenue	5.00	9-1-2030	2,500,000	2,605,873
City of Weatherford Utility System Revenue (AGM Insured)	5.00	9-1-2026	375,000	388,861
				6,829,092
Water & sewer revenue: 0.21%
North Harris County Regional Water Authority (BAM Insured)	5.00	12-15-2029	1,215,000	1,216,550
Trinity River Authority	4.00	2-1-2027	1,000,000	1,023,170
				2,239,720
				53,956,307
Utah: 0.28%
Education revenue: 0.06%
Utah Charter School Finance Authority Freedom Academy Foundation144A	4.50	6-15-2027	715,000	696,592
Housing revenue: 0.22%
West Valley City Municipal Building Authority (AGM Insured)	5.00	2-1-2032	1,555,000	1,640,897
West Valley City Municipal Building Authority (AGM Insured)	5.00	2-1-2033	645,000	680,185
				2,321,082
				3,017,674
Virginia: 0.14%
Tax revenue: 0.14%
Greater Richmond Convention Center Authority	5.00	6-15-2025	1,000,000	1,034,157
Marquis CDA of York County Virginia CAB144A	7.50	9-1-2045	386,000	115,800
Marquis CDA of York County Virginia Series B	5.63	9-1-2041	1,274,000	382,200
Marquis CDA of York County Virginia Series C CAB¤	0.00	9-1-2041	1,772,000	4,430
				1,536,587
The accompanying notes are an integral part of these financial statements.
36 | Allspring Intermediate Tax/AMT-Free Fund

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Washington: 3.93%
Education revenue: 0.10%
Washington EDFA Washington Biomedical Research Properties I	5.00%	6-1-2028	$1,000,000	$1,015,755
GO revenue: 1.84%
King County Public Hospital District No. 1	5.00	12-1-2026	775,000	820,235
King County Public Hospital District No. 1	5.00	12-1-2029	1,600,000	1,687,037
King County Public Hospital District No. 1	5.00	12-1-2031	6,665,000	6,975,008
King County Public Hospital District No. 1	5.00	12-1-2032	2,905,000	3,029,690
King County Public Hospital District No. 1	5.00	12-1-2033	7,045,000	7,331,345
				19,843,315
Health revenue: 0.24%
Washington Health Care Facilities Authority Fred Hutchinson Cancer Center	5.00	1-1-2028	1,350,000	1,400,399
Washington Health Care Facilities Authority Providence St. Joseph Health Obligated Group Series D	5.00	10-1-2041	1,225,000	1,225,865
				2,626,264
Housing revenue: 1.33%
King County Housing Authority	4.00	6-1-2026	560,000	566,227
King County Housing Authority	4.00	12-1-2026	430,000	436,459
King County Housing Authority	4.00	6-1-2027	590,000	600,390
King County Housing Authority	4.00	12-1-2027	400,000	408,610
King County Housing Authority	4.00	6-1-2028	360,000	367,590
King County Housing Authority	4.00	12-1-2028	375,000	384,222
King County Housing Authority	4.00	12-1-2029	960,000	989,783
King County Housing Authority	4.00	12-1-2030	575,000	591,536
King County Housing Authority	4.00	12-1-2031	450,000	458,933
Snohomish County Housing Authority	5.00	4-1-2032	1,955,000	2,121,518
Snohomish County Housing Authority	5.00	4-1-2033	1,550,000	1,676,433
Snohomish County Housing Authority	5.00	4-1-2034	655,000	708,079
Washington State Housing Finance Commission Downtowner Apartments Project (FHLMC LIQ)	3.70	7-1-2030	5,000,000	5,033,940
				14,343,720
Miscellaneous revenue: 0.16%
State of Washington COP Series B	5.00	7-1-2037	1,585,000	1,716,516
Resource recovery revenue: 0.26%
City of Seattle Solid Waste Revenue	4.00	6-1-2033	1,175,000	1,206,788
City of Tacoma Solid Waste Utility Revenue Series B	5.00	12-1-2029	1,525,000	1,597,838
				2,804,626
				42,350,196
The accompanying notes are an integral part of these financial statements.
Allspring Intermediate Tax/AMT-Free Fund  | 37

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
West Virginia: 0.60%
Health revenue: 0.13%
West Virginia Hospital Finance Authority West Virginia United Health System Obligated Group Series A	5.00%	6-1-2031	$375,000	$392,672
West Virginia Hospital Finance Authority West Virginia United Health System Obligated Group Series A	5.00	6-1-2032	980,000	1,023,801
				1,416,473
Miscellaneous revenue: 0.47%
West Virginia EDA Lottery Excess Lottery Revenue Series A	5.00	7-1-2038	2,980,000	3,204,704
West Virginia Lottery Excess Lottery Revenue Series A	5.00	7-1-2029	1,755,000	1,817,081
				5,021,785
				6,438,258
Wisconsin: 3.50%
GO revenue: 0.15%
City of Milwaukee Series B4 (AGM Insured)	5.00	4-1-2038	1,495,000	1,618,759
Health revenue: 2.05%
Wisconsin HEFA Ascension Health Credit Group Series A	4.00	11-15-2039	14,975,000	14,874,416
Wisconsin HEFA Ascension Health Credit Group Series A	5.00	11-15-2035	5,000,000	5,191,601
Wisconsin HEFA Bellin Memorial Hospital Obligated Group Series A	5.00	12-1-2039	1,000,000	1,057,911
Wisconsin HEFA Marshfield Clinic Health System Obligated Group Series Aø	5.30	2-15-2053	1,000,000	1,000,000
				22,123,928
Housing revenue: 1.09%
Milwaukee RDA Milwaukee Board of School Directors	5.00	11-15-2029	420,000	444,408
Milwaukee RDA Milwaukee Board of School Directors	5.00	11-15-2030	635,000	670,864
PFA City of Boynton Beach	4.00	7-1-2030	2,090,000	2,209,082
PFA City of Boynton Beach	5.00	7-1-2035	3,590,000	3,855,026
PFA Eastern Michigan University Campus Living LLC Series A-1 (BAM Insured)	5.25	7-1-2034	1,000,000	1,157,060
PFA Eastern Michigan University Campus Living LLC Series A-1 (BAM Insured)	5.25	7-1-2035	1,000,000	1,146,464
PFA Eastern Michigan University Campus Living LLC Series A-1 (BAM Insured)	5.25	7-1-2036	1,000,000	1,135,847
PFA Eastern Michigan University Campus Living LLC Series A-1 (BAM Insured)	5.25	7-1-2037	1,000,000	1,125,400
				11,744,151
Miscellaneous revenue: 0.21%
Appleton RDA Fox Cities Performing Arts Center, Inc. Series B (Associated Bank N.A. LOC)ø	4.55	6-1-2036	500,000	500,000
The accompanying notes are an integral part of these financial statements.
38 | Allspring Intermediate Tax/AMT-Free Fund

Portfolio of investments—June 30, 2023

		Interest rate	Maturity date	Principal	Value
Miscellaneous revenue (continued)
Wisconsin Center District Series C CAB (AGM Insured)¤		0.00%	12-15-2034	$1,250,000	$787,255
Wisconsin Center District Series C CAB (AGM Insured)¤		0.00	12-15-2035	1,600,000	955,263
					2,242,518
					37,729,356
Total municipal obligations (Cost $1,084,557,416)					1,067,084,944
Total investments in securities (Cost $1,090,557,416)	99.67%				1,073,084,944
Other assets and liabilities, net	0.33				3,557,613
Total net assets	100.00%				$1,076,642,557

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
ø
Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.

øø	The interest rate is determined and reset by the issuer periodically depending upon the terms of the security. The rate shown is the rate in effect at period end.
±	Variable rate investment. The rate shown is the rate in effect at period end.
¤	The security is issued in zero coupon form with no periodic interest payments.
%%	The security is purchased on a when-issued basis.
##	All or a portion of this security is segregated for when-issued securities.

Abbreviations:
AGC	Assured Guaranty Corporation
AGM	Assured Guaranty Municipal
AMT	Alternative minimum tax
BAM	Build America Mutual Assurance Company
CAB	Capital appreciation bond
CDA	Community Development Authority
COP	Certificate of participation
EDA	Economic Development Authority
EDFA	Economic Development Finance Authority
FHLMC	Federal Home Loan Mortgage Corporation
GO	General obligation
HEFA	Health & Educational Facilities Authority
HFA	Housing Finance Authority
IDA	Industrial Development Authority
LIBOR	London Interbank Offered Rate
LIQ	Liquidity agreement
LOC	Letter of credit
NPFGC	National Public Finance Guarantee Corporation
PFA	Public Finance Authority
RDA	Redevelopment Authority
SBLF	Small Business Lending Fund
SIFMA	Securities Industry and Financial Markets Association
SOFR	Secured Overnight Financing Rate
TTFA	Transportation Trust Fund Authority
The accompanying notes are an integral part of these financial statements.
Allspring Intermediate Tax/AMT-Free Fund  | 39

Statement of assets and liabilities—June 30, 2023
Financial statements
Statement of assets and liabilities

Assets
Investments in unaffiliated securities, at value (cost $1,090,557,416)	$1,073,084,944
Cash	4,622,847
Receivable for interest	11,902,240
Receivable for Fund shares sold	1,275,570
Receivable for investments sold	25,000
Prepaid expenses and other assets	69,282
Total assets	1,090,979,883
Liabilities
Payable for when-issued transactions	5,808,475
Payable for investments purchased	4,944,200
Payable for Fund shares redeemed	2,242,766
Dividends payable	922,113
Management fee payable	203,213
Administration fees payable	78,877
Distribution fee payable	4,753
Trustees’ fees and expenses payable	253
Accrued expenses and other liabilities	132,676
Total liabilities	14,337,326
Total net assets	$1,076,642,557
Net assets consist of
Paid-in capital	$1,107,514,679
Total distributable loss	(30,872,122)
Total net assets	$1,076,642,557
Computation of net asset value and offering price per share
Net assets–Class A	$204,701,039
Shares outstanding–Class A1	18,921,128
Net asset value per share–Class A	$10.82
Maximum offering price per share – Class A2	$11.15
Net assets–Class C	$7,268,131
Shares outstanding–Class C1	671,793
Net asset value per share–Class C	$10.82
Net assets–Class R6	$269,728,702
Shares outstanding–Class R6[1]	24,902,811
Net asset value per share–Class R6	$10.83
Net assets–Administrator Class	$25,498,211
Shares outstanding–Administrator Class[1]	2,355,342
Net asset value per share–Administrator Class	$10.83
Net assets–Institutional Class	$569,446,474
Shares outstanding–Institutional Class[1]	52,552,562
Net asset value per share–Institutional Class	$10.84

[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/97 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.
40 | Allspring Intermediate Tax/AMT-Free Fund

Statement of operations—year ended June 30, 2023
Statement of operations
Investment income
Interest	$40,584,286
Expenses
Management fee	4,644,776
Administration fees
Class A	326,484
Class C	12,447
Class R6	103,149
Administrator Class	27,243
Institutional Class	509,068
Shareholder servicing fees
Class A	509,319
Class C	19,437
Administrator Class	67,020
Distribution fee
Class C	58,311
Custody and accounting fees	75,300
Professional fees	100,573
Registration fees	96,869
Shareholder report expenses	59,593
Trustees’ fees and expenses	22,690
Other fees and expenses	41,601
Total expenses	6,673,880
Less: Fee waivers and/or expense reimbursements
Fund-level	(741,859)
Class A	(147,800)
Class C	(5,403)
Administrator Class	(27,509)
Net expenses	5,751,309
Net investment income	34,832,977
Realized and unrealized gains (losses) on investments
Net realized losses on investments	(5,100,145)
Net change in unrealized gains (losses) on investments	(4,834,841)
Net realized and unrealized gains (losses) on investments	(9,934,986)
Net increase in net assets resulting from operations	$24,897,991
The accompanying notes are an integral part of these financial statements.
Allspring Intermediate Tax/AMT-Free Fund  | 41

Statement of changes in net assets
Statement of changes in net assets
	Year ended June 30, 2023		Year ended June 30, 2022
Operations
Net investment income		$34,832,977		$43,701,331
Net realized gains (losses) on investments		(5,100,145)		6,953,488
Net change in unrealized gains (losses) on investments		(4,834,841)		(169,556,314)
Net increase (decrease) in net assets resulting from operations		24,897,991		(118,901,495)
Distributions to shareholders from
Net investment income and net realized gains
Class A		(5,425,830)		(5,093,391)
Class C		(147,473)		(142,620)
Class R6		(10,071,482)		(15,955,578)
Administrator Class		(746,117)		(885,212)
Institutional Class		(18,440,951)		(21,622,788)
Total distributions to shareholders		(34,831,853)		(43,699,589)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	4,105,227	44,098,490	1,251,183	14,251,621
Class C	133,617	1,438,697	86,124	960,368
Class R6	6,783,343	73,523,007	12,915,001	149,434,203
Administrator Class	342,577	3,681,877	283,136	3,208,139
Institutional Class	38,578,001	416,148,650	28,939,320	328,622,467
		538,890,721		496,476,798
Reinvestment of distributions
Class A	475,024	5,127,019	421,216	4,831,998
Class C	13,299	143,458	12,279	140,958
Class R6	81,232	877,596	81,145	931,361
Administrator Class	64,694	698,503	73,451	845,963
Institutional Class	1,613,793	17,426,333	1,785,945	20,535,850
		24,272,909		27,286,130
Payment for shares redeemed
Class A	(4,169,169)	(44,974,190)	(3,811,202)	(43,275,042)
Class C	(238,107)	(2,568,301)	(341,331)	(3,962,953)
Class R6	(25,871,540)	(277,830,476)	(30,140,846)	(347,586,987)
Administrator Class	(745,219)	(8,060,170)	(1,650,035)	(19,002,588)
Institutional Class	(57,854,817)	(619,462,149)	(38,031,014)	(430,638,034)
		(952,895,286)		(844,465,604)
Net decrease in net assets resulting from capital share transactions		(389,731,656)		(320,702,676)
Total decrease in net assets		(399,665,518)		(483,303,760)
Net assets
Beginning of period		1,476,308,075		1,959,611,835
End of period		$1,076,642,557		$1,476,308,075
The accompanying notes are an integral part of these financial statements.
42 | Allspring Intermediate Tax/AMT-Free Fund

Financial highlights
Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
Class A	2023	2022	2021	2020	2019
Net asset value, beginning of period	$10.84	$11.92	$11.72	$11.66	$11.31
Net investment income	0.29	0.26	0.26	0.26	0.28
Net realized and unrealized gains (losses) on investments	(0.02)	(1.08)	0.20	0.05	0.35
Total from investment operations	0.27	(0.82)	0.46	0.31	0.63
Distributions to shareholders from
Net investment income	(0.29)	(0.26)	(0.26)	(0.25)	(0.28)
Net asset value, end of period	$10.82	$10.84	$11.92	$11.72	$11.66
Total return[1]	2.50%	(7.00)%	3.92%	2.72%	5.67%
Ratios to average net assets (annualized)
Gross expenses	0.82%	0.81%	0.80%	0.79%	0.80%
Net expenses	0.69%	0.70%	0.70%	0.70%	0.70%
Net investment income	2.66%	2.22%	2.16%	2.18%	2.47%
Supplemental data
Portfolio turnover rate	17%	7%	12%	24%	14%
Net assets, end of period (000s omitted)	$204,701	$200,566	$246,130	$249,724	$263,113

[1]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.
Allspring Intermediate Tax/AMT-Free Fund  | 43

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
Class C	2023	2022	2021	2020	2019
Net asset value, beginning of period	$10.84	$11.92	$11.72	$11.66	$11.31
Net investment income	0.21	0.17	0.17	0.17	0.20
Net realized and unrealized gains (losses) on investments	(0.02)	(1.08)	0.20	0.06	0.35
Total from investment operations	0.19	(0.91)	0.37	0.23	0.55
Distributions to shareholders from
Net investment income	(0.21)	(0.17)	(0.17)	(0.17)	(0.20)
Net asset value, end of period	$10.82	$10.84	$11.92	$11.72	$11.66
Total return[1]	1.73%	(7.70)%	3.14%	1.95%	4.88%
Ratios to average net assets (annualized)
Gross expenses	1.57%	1.55%	1.55%	1.54%	1.55%
Net expenses	1.44%	1.45%	1.45%	1.45%	1.45%
Net investment income	1.89%	1.46%	1.40%	1.43%	1.73%
Supplemental data
Portfolio turnover rate	17%	7%	12%	24%	14%
Net assets, end of period (000s omitted)	$7,268	$8,268	$11,990	$19,082	$26,737

[1]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.
44 | Allspring Intermediate Tax/AMT-Free Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
Class R6	2023	2022	2021	2020	2019[1]
Net asset value, beginning of period	$10.85	$11.93	$11.74	$11.67	$11.33
Net investment income	0.33	0.29	0.29	0.29	0.29
Net realized and unrealized gains (losses) on investments	(0.03)	(1.08)	0.19	0.07	0.34
Total from investment operations	0.30	(0.79)	0.48	0.36	0.63
Distributions to shareholders from
Net investment income	(0.32)	(0.29)	(0.29)	(0.29)	(0.29)
Net asset value, end of period	$10.83	$10.85	$11.93	$11.74	$11.67
Total return[2]	2.82%	(6.71)%	4.14%	3.11%	5.65%
Ratios to average net assets (annualized)
Gross expenses	0.44%	0.43%	0.42%	0.41%	0.41%
Net expenses	0.38%	0.40%	0.40%	0.40%	0.40%
Net investment income	2.93%	2.50%	2.44%	2.48%	2.75%
Supplemental data
Portfolio turnover rate	17%	7%	12%	24%	14%
Net assets, end of period (000s omitted)	$269,729	$476,328	$728,547	$1,159,305	$996,477

[1]	For the period from July 31, 2018 (commencement of class operations) to June 30, 2019
[2]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.
Allspring Intermediate Tax/AMT-Free Fund  | 45

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
Administrator Class	2023	2022	2021	2020	2019
Net asset value, beginning of period	$10.84	$11.93	$11.73	$11.67	$11.32
Net investment income	0.30	0.27	0.27	0.27	0.29
Net realized and unrealized gains (losses) on investments	(0.01)	(1.09)	0.20	0.06	0.35
Total from investment operations	0.29	(0.82)	0.47	0.33	0.64
Distributions to shareholders from
Net investment income	(0.30)	(0.27)	(0.27)	(0.27)	(0.29)
Net asset value, end of period	$10.83	$10.84	$11.93	$11.73	$11.67
Total return	2.69%	(6.99)%	4.02%	2.82%	5.77%
Ratios to average net assets (annualized)
Gross expenses	0.76%	0.74%	0.73%	0.73%	0.74%
Net expenses	0.60%	0.60%	0.60%	0.60%	0.60%
Net investment income	2.74%	2.31%	2.25%	2.28%	2.57%
Supplemental data
Portfolio turnover rate	17%	7%	12%	24%	14%
Net assets, end of period (000s omitted)	$25,498	$29,202	$47,552	$60,435	$177,742
The accompanying notes are an integral part of these financial statements.
46 | Allspring Intermediate Tax/AMT-Free Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
Institutional Class	2023	2022	2021	2020	2019
Net asset value, beginning of period	$10.85	$11.94	$11.74	$11.68	$11.33
Net investment income	0.32	0.29	0.29	0.28	0.31
Net realized and unrealized gains (losses) on investments	(0.01)	(1.09)	0.20	0.06	0.35
Total from investment operations	0.31	(0.80)	0.49	0.34	0.66
Distributions to shareholders from
Net investment income	(0.32)	(0.29)	(0.29)	(0.28)	(0.31)
Net asset value, end of period	$10.84	$10.85	$11.94	$11.74	$11.68
Total return	2.87%	(6.84)%	4.17%	2.97%	5.93%
Ratios to average net assets (annualized)
Gross expenses	0.49%	0.48%	0.47%	0.46%	0.47%
Net expenses	0.43%	0.45%	0.45%	0.45%	0.45%
Net investment income	2.90%	2.47%	2.40%	2.43%	2.72%
Supplemental data
Portfolio turnover rate	17%	7%	12%	24%	14%
Net assets, end of period (000s omitted)	$569,446	$761,944	$925,392	$1,125,657	$1,199,588
The accompanying notes are an integral part of these financial statements.
Allspring Intermediate Tax/AMT-Free Fund  | 47

Notes to financial statements
Notes to financial statements
1.
ORGANIZATION
Allspring Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Intermediate Tax/AMT-Free Fund  (the “Fund”) which is a diversified series of the Trust.
2.
SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Funds may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC (“Allspring Funds Management”), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.
Distributions to shareholders
Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s  tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
48 | Allspring Intermediate Tax/AMT-Free Fund

Notes to financial statements
As of June 30, 2023, the aggregate cost of all investments for federal income tax purposes was $1,091,673,845 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$11,178,970
Gross unrealized losses	(29,767,871)
Net unrealized losses	$(18,588,901)
As of June 30, 2023, the Fund had capital loss carryforwards which consist of $7,929,965 in short-term capital losses and $4,601,848 in long-term capital losses.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3.
FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2023:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Closed-end fund obligations	$0	$6,000,000	$0	$6,000,000
Municipal obligations	0	1,067,084,944	0	1,067,084,944
Total assets	$0	$1,073,084,944	$0	$1,073,084,944
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended June 30, 2023, the Fund did not have any transfers into/out of Level 3.
4.
TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative
Allspring Intermediate Tax/AMT-Free Fund  | 49

Notes to financial statements
services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.400%
Next $500 million	0.375
Next $2 billion	0.350
Next $2 billion	0.325
Next $5 billion	0.290
Over $10 billion	0.280
For the year ended June 30, 2023, the management fee was equivalent to an annual rate of 0.38% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC, an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.15%
Class C	0.15
Class R6	0.03
Administrator Class	0.10
Institutional Class	0.08
Prior to June 30, 2023, the class-level administration fee for Class A and Class C was 0.16% of the average daily net assets of each respective class.
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund.  When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through October 31, 2024 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of June 30, 2023, the contractual expense caps are as follows:
EXPENSE RATIO CAPS
Class A	0.67%
Class C	1.42
Class R6	0.30
Administrator Class	0.60
Institutional Class	0.35
Prior to April 17, 2023, the Fund’s expenses were capped at 0.70% for Class A shares, 1.45% for Class C shares, 0.40% for Class R6 shares, and 0.45% for Institutional Class shares.
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC (“Allspring Funds Distributor”), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate up to 0.75% of the average daily net assets of Class C shares.
50 | Allspring Intermediate Tax/AMT-Free Fund

Notes to financial statements
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended June 30, 2023, Allspring Funds Distributor received $3,710 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended June 30, 2023.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class are charged a fee at an annual rate up to 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of the Fund.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $157,405,000, $250,540,000 and $0 in interfund purchases, sales and net realized gains (losses), respectively, during the year ended June 30, 2023.
5.
INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2023 were $192,750,178 and $513,135,540, respectively.
6.
BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
For the year ended June 30, 2023, there were no borrowings by the Fund under the agreement.
7.
DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid was $34,831,853 and $43,699,589 of tax-exempt income for the years ended June 30, 2023 and June 30, 2022, respectively.
As of June 30, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed tax-exempt income	Unrealized losses	Capital loss carryforward
$1,177,747	$(18,588,901)	$(12,531,813)
8.
INDEMNIFICATION
Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
Allspring Intermediate Tax/AMT-Free Fund  | 51

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Intermediate Tax/AMT-Free Fund (the Fund), one of the funds constituting Allspring Funds Trust, including the portfolio of investments, as of June 30, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of June 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of June 30, 2023, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
August 25, 2023
52 | Allspring Intermediate Tax/AMT-Free Fund

Other information (unaudited)
Other information
Tax information
Pursuant to Section 852 of the Internal Revenue Code, 100% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended June 30, 2023.
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-259-3305, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Quarterly portfolio holdings information
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Allspring Intermediate Tax/AMT-Free Fund  | 53

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 127 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015
Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong
Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of
Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International
Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life
Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent
Memorial Hospital Foundation (non-profit organization). Mr. Ebsworth is a CFA charterholder.
N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018
Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning
Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens &
Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead
Independent Director and chair of the Audit Committee. Board member of the Russell Exchange
Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.
N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019
Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of
CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011,
Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and
Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to
2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the
Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory board of
Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).
N/A
David F. Larcker (Born 1950)	Trustee, since 2009
Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of
Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the
Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate
Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of
Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The
Wharton School, University of Pennsylvania from 1985 to 2005.
N/A
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018
International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the
University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center
on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic
Research. Previously taught at Cornell University from 1978 to 1993.
N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018
President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of
NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.
N/A
1
The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.

54 | Allspring Intermediate Tax/AMT-Free Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Trustee, since 2018
Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to
2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell
Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays
Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays
Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-
profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of
Columbia Bar Associations.
N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019
Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner,
Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for
Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-
2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive
Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner,
Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination
Medical Center Corporation. Board member of the Minnesota Wild Foundation.
N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Allspring Intermediate Tax/AMT-Free Fund  | 55

Other information (unaudited)
Officers1
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017
President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund
Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital
Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated
Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Complex)
Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen
Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022
Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance
Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015
Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.

Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021
Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department
from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at
Morgan, Lewis & Bockius LLP from 2008 to 2015.

1 For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

56 | Allspring Intermediate Tax/AMT-Free Fund

Other information (unaudited)
Board consideration of investment management and sub-advisory agreements:
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Allspring Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 15-17, 2023 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for the Allspring Intermediate Tax/AMT-Free Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Allspring Funds Management, LLC (“Allspring Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Allspring Global Investments, LLC (the “Sub-Adviser”), an affiliate of Allspring Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Allspring Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2023, and at the Meeting, the Trustees conferred extensively among themselves and with representatives of Allspring Funds Management about these matters. The Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
The Board noted that it initially approved the Advisory Agreements at a Board meeting held in May 2021, each for a two-year term, in advance of the sale of Wells Fargo Asset Management to Allspring Global Investments Holdings, LLC,1 a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Trustees also noted that, while they did not specifically consider the continuation of the Advisory Agreements in 2022 as a result of the two-year term that was approved in 2021, the Trustees received and considered certain information at a Board meeting held in April 2022 that was applicable to the Advisory Agreements, including an overview and financial review of the Allspring Global Investments business, information regarding certain ancillary agreements that were approved by the Board at the April 2022 Board meeting, and comparative data regarding Fund fees and expenses.
In providing information to the Board, Allspring Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2023. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interactions with Allspring Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Allspring Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent, and quality of services
The Board received and considered various information regarding the nature, extent, and quality of services provided to the Fund by Allspring Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Allspring Global Investments, of which Allspring Funds Management and the Sub-Adviser are a part, and a summary of investments made in the Allspring Global Investments business. The Board also considered information about retention arrangements with respect to key personnel of Allspring Global Investments that were put in place in connection with the Transaction. The Board took into account information about the services that continue to be provided by Wells Fargo & Co. and/or its affiliates (“Wells Fargo”) since the Transaction under a transition services agreement and the anticipated timeline for exiting the transition services agreement. In addition, the Board received and considered information about the full range of services provided to the Fund by Allspring Funds Management and its affiliates.
1
The trade name for the asset management firm that includes Allspring Funds Management and the Sub-Adviser is “Allspring Global Investments.”

Allspring Intermediate Tax/AMT-Free Fund  | 57

Other information (unaudited)
The Board considered the qualifications, background, tenure, and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Allspring Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel.
The Board further considered the compliance programs and compliance records of Allspring Funds Management and the Sub-Adviser. The Board received and considered information about Allspring Global Investments’ risk management functions, which included information about Allspring Funds Management’s and the Sub-Adviser’s business continuity plans, their approaches to data privacy and cybersecurity, and Allspring Funds Management’s role as administrator of the Fund’s liquidity risk management program. The Board also received and considered information about Allspring Funds Management’s intermediary and vendor oversight program.
Fund investment performance and expenses
The Board considered the investment performance results for the Fund over various time periods ended December 31, 2022. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of the Universe for all periods under review. The Board also noted that the investment performance of the Fund was lower than the investment performance of its benchmark index, the Bloomberg Municipal Bond 1-15 Year Blend Index, for all periods under review.
The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were equal to  the median net operating expense ratios of the expense Groups for each share class, except that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for the Institutional Class.
The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment management and sub-advisory fee rates
The Board reviewed and considered the contractual fee rates payable by the Fund to Allspring Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Allspring Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Allspring Funds Management to the Sub-Adviser for investment sub-advisory services. It was noted that advisory fee waivers, if any, are at the fund level and not class level.
Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than the sum of these average rates for the Fund’s expense Groups for the Institutional Class and R6 Class shares, equal to the sum of these average rates for the Fund’s expense Groups for the Administrator Class shares and in range of the sum of these average rates for the Fund’s expense Groups for the Class A shares.
The Board also received and considered information about the portion of the total management fee that was retained by Allspring Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Allspring Funds Management and not delegated to or assumed by the Sub-Adviser, and about Allspring Funds Management’s on-going oversight services. Given the affiliation between Allspring Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.
The Board also received and considered information about the nature and extent of services offered and fee rates charged by Allspring Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Allspring Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

58 | Allspring Intermediate Tax/AMT-Free Fund

Other information (unaudited)
Profitability
The Board received and considered information concerning the profitability of Allspring Funds Management, as well as the profitability of Allspring Global Investments, from providing services to the fund complex as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the complex was subsumed in the Allspring Global Investments profitability analysis.
Allspring Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and differences in how Allspring Global Investments calculates its pre-tax profit metric versus the methodology used when Allspring Funds Management was part of Wells Fargo. It was noted that the impact of such differences had only minor impact on the financial results presented. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type, and age of fund.
Based on its review, the Board did not deem the profits reported by Allspring Funds Management or Allspring Global Investments from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Allspring Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Allspring Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Allspring Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
Other benefits to Allspring Funds Management and the Sub-Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Allspring Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that Allspring Funds Distributor, LLC, an affiliate of Allspring Funds Management, receives distribution-related fees in respect of shares sold or held through it.
The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser and fees earned in the past by Allspring Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund complex’s securities lending collateral.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

Allspring Intermediate Tax/AMT-Free Fund  | 59

Other information (unaudited)
Liquidity risk management program
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, which is reasonably designed to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund’s investment manager, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the “Council”) composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 16-17, 2023, the Board received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2022 through December 31, 2022 (the “Reporting Period”). The Report noted significant liquidity events impacting the Funds related to extended foreign market holidays as well as the difficulty of trading and settlement of most Russia-related securities due to sanctions activity. The Report noted that there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage the Fund’s, including the Fund’s, liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

60 | Allspring Intermediate Tax/AMT-Free Fund

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2023 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-07102023-ahrorpus 08-23
AR3322 06-23

Allspring Minnesota Tax-Free Fund
Annual Report
June 30, 2023

The views expressed and any forward-looking statements are as of June 30, 2023, unless otherwise noted, and are those of the Fund’s portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.
Allspring Minnesota Tax-Free Fund  | 1

Letter to shareholders (unaudited)

Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Minnesota Tax-Free Fund for the 12-month period that ended June 30, 2023. Globally, stocks and bonds experienced heightened volatility through the period. The market was focused on persistently high inflation and the impact of ongoing aggressive central bank rate hikes. Compounding these concerns were the global reverberations of the Russia-Ukraine war. Riskier assets rallied in 2023, with anticipation of an end to the tight monetary policy despite concerns of a possible impending recession. After suffering deep and broad losses through 2022, bonds now benefit from a base of higher yields that can help generate higher income. However, ongoing rate hikes continued to be a headwind during recent months.
For the 12-month period, stocks generally outperformed bonds—both domestic U.S. and global. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 19.59%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 12.72%, while the MSCI EM Index (Net) (USD)3 had more muted performance, with a gain of 1.75%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -0.94%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 fell 1.83%, the Bloomberg Municipal Bond Index6 gained 3.19%, and the ICE BofA U.S. High Yield Index7 returned 8.97%.
Despite high inflation and central bank rate hikes, markets rallied.
Markets rebounded from a rough first half of the calendar year in July 2022, led by U.S. stocks. While U.S. economic activity showed signs of waning, the country’s labor market remained strong:  July nonfarm payrolls grew by more than 500,000 and U.S. unemployment dipped to 3.5%. Meanwhile, crude oil and retail gasoline prices—major contributors to recent overall inflation—fell substantially from earlier highs. And while U.S. home prices rose, sales fell as houses became less affordable with mortgage rates at a 13-year high. The Federal Reserve (Fed) raised the federal funds rate 0.75% in July—to a range of 2.25% to 2.50%—and forecasts pointed to further rate hikes.
August was a broadly challenging month. High inflation persisted, cresting 9% in the eurozone on an annual basis and remaining above 8% in the U.S. despite the Fed’s aggressive monetary policy and a major drop in global crude oil and gasoline prices from their June peak. One positive was the resilient U.S. jobs market. However, the Fed’s job was clearly not complete. One longer-term bright spot was the U.S. Congress’s passage of the Inflation Reduction Act. Its primary stated goals include to reduce inflation (though not immediately) by curbing the deficit, capping health care spending by seniors, and investing in domestic sources of clean energy.
“ Markets rebounded from a rough first half of the calendar year in July 2022, led by U.S. stocks. While U.S. economic activity showed signs of waning, the country’s labor market remained strong. ”
1
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.
2
The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source:  MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
3
The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.
4
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
5
The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
6
The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
7
The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high yield bonds. The index tracks the performance of high yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2023. ICE Data Indices, LLC. All rights reserved.
2 | Allspring Minnesota Tax-Free Fund

Letter to shareholders (unaudited)
In September, all asset classes suffered further major losses. Central banks kept up their battle against rapidly rising prices with more rate hikes. The strength of the U.S. dollar weighed on results for investors holding non-U.S.-dollar assets. U.S. mortgage rates jumped to near 7% on 30-year fixed-rate mortgages; the decreased housing affordability began to cool demand somewhat. The U.K. experienced a sharp sell-off of government bonds and the British pound in September as investors panicked in response to a new government budget that was seen as financially unsound. The Bank of England (BoE) then stepped in and bought long-dated government bonds.
Equities had a reprieve in October. Globally, developed markets outpaced emerging market equities, which were hurt by weakness among Chinese stocks. Central banks continued to try to curtail high inflation with aggressive interest rate hikes. Geopolitical risks persisted, including the ongoing Russia-Ukraine war and economic, financial market, and political turmoil in the U.K. Concerns over Europe’s energy crisis eased thanks to unseasonably warm weather and plentiful gas on hand. The U.S. labor market continued its resilience against rising prices as unemployment remained near a record low.
Stocks and bonds rallied in November. Economic news was encouraging, driven by U.S. labor market strength. Although central banks kept increasing rates, hopes rose for an easing in the pace of rate hikes and a possible end to central bank monetary tightening in 2023. Although inflation remained at record highs in the eurozone, we began to see signs of a possible decline in inflationary pressures as U.S. inflation moderated, with a 7.1% annual price rise in November and a monthly price increase of just 0.1%. China’s economic data remained weak, reflecting its zero-COVID-19 policy.
Financial markets cooled in December, with U.S. equities declining overall in response to a weakening U.S. dollar. Fixed income securities ended one of their worst years ever, with generally flat monthly returns as markets weighed the hopes for an end to the monetary tightening cycle with the reality that central banks had not completed their jobs yet. U.S. Consumer Price Index (CPI),1 data showed a strong consistent trend downward, which brought down the 12-month CPI to 6.5% in December from 9.1% in June. Other countries and regions reported still-high but declining inflation rates as the year wound down.
The year 2023 began with a rally across global equities and fixed income securities. Investor optimism rose in response to data indicating declining inflation rates and the reopening of China’s economy with the abrupt end to its zero-COVID-19 policy. The U.S. reported surprisingly strong job gains—employers added more than 500,000 jobs—and unemployment fell to 3.4%, the lowest level since 1969. Meanwhile, wage growth, seen as a potential contributor to ongoing high inflation, continued to moderate. All eyes remained fixed on the Fed and on how many more rate hikes remain in this tightening cycle. The 0.25% federal funds rate hike announced in January was the Fed’s smallest rate increase since March 2022.
Markets declined in February as investors responded unfavorably to resilient economic data. The takeaway:  Central banks would likely continue their monetary tightening cycle for longer than markets had priced in. In this environment—where strong economic data is seen as bad news—the resilient U.S. labor market was seen as a negative while the inflation rate was not falling quickly enough for the Fed, which raised interest rates by 0.25% in early February. Meanwhile, the BoE and the European Central Bank (ECB) both raised rates by 0.50%.
The collapse of Silicon Valley Bank in March, the second-largest banking failure in U.S. history, led to a classic bank run that spread to Europe, where Switzerland’s Credit Suisse was taken over by its rival, UBS. The banking industry turmoil created an additional challenge for central banks in balancing inflationary concerns against potential economic weakening. Meanwhile, recent data pointed to economic strength in the U.S., Europe, and China. And China’s economy continued to rebound after the removal of its COVID-19 lockdown. Inflation rates in the U.S., the U.K., and Europe all remained higher than central bank targets, leading to additional rate hikes in March.
“ The collapse of Silicon Valley Bank in March, the second-largest banking failure in U.S. history, led to a classic bank run that spread to Europe, where Switzerland’s Credit Suisse was taken over by its rival, UBS. ”
1
The U.S. Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
Allspring Minnesota Tax-Free Fund  | 3

Letter to shareholders (unaudited)
Economic data released in April pointed to global resilience, as Purchasing Managers Indexes1 in the U.S., U.K., and eurozone beat expectations and China reported first-quarter annualized economic growth of 4.5%. Despite banking industry stress, developed market stocks had monthly gains. The U.S. labor market remained strong, with a 3.5% jobless rate and monthly payroll gains above 200,000. However, uncertainty and inflationary concerns weighed on investors in the U.S. and abroad.
May was marked by a divergence between expanding activity in services and an overall contraction in manufacturing activity in the U.S., U.K., and eurozone. Core inflation remained elevated in the U.S. and Europe, despite the ongoing efforts of the Fed and ECB, which included rate hikes of 0.25% by both in May. Stubborn inflation and the resilient U.S. labor market led to expectations of further interest rate hikes, overall monthly declines across bond indexes, and mixed results for stocks in May. Investor worries over a U.S. debt ceiling impasse were modest, and market confidence was buoyed by a deal in late May to avert a potential U.S. debt default.
June featured the Fed’s first pause on interest rate hikes since March 2022, when it began its aggressive campaign to rein in inflation. However, core CPI, excluding food and energy prices, while continuing to decline, remained stubbornly high in June, at 4.8%, well above the Fed’s 2.0% target rate. With the U.S. unemployment rate still at 3.6%, near a historical low, and U.S. payrolls growing in June for the 30th consecutive month, expectations of more Fed rate hikes were reinforced. However, U.S. and global stocks had strong returns in June.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,

Andrew Owen
President
Allspring Funds
For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.
1
The Purchasing Managers Index (PMI) is an index of the prevailing direction of economic trends in the manufacturing and service sectors. You cannot invest directly in an index.
4 | Allspring Minnesota Tax-Free Fund

Letter to shareholders (unaudited)

Notice to Shareholders
 Beginning in July 2024, the Fund will be required by the Securities and Exchange Commission to send shareholders a paper copy of a new tailored shareholder report in place of the full shareholder report that you are now receiving. The tailored shareholder report will contain concise information about the Fund, including certain expense and performance information and fund statistics. If you wish to receive this new tailored shareholder report electronically, please follow the instructions on the back cover of this report.

 Other information that is currently included in the shareholder report, such as the Fund’s financial statements, will be available online and upon request, free of charge, in paper or electronic format.

Allspring Minnesota Tax-Free Fund  | 5

Performance highlights (unaudited)
Performance highlights
Investment objective	The Fund seeks current income exempt from federal income tax and Minnesota individual income tax.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Bruce R. Johns, Kerry Laurin

Average annual total returns (%) as of June 30, 2023
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]
Class A (NMTFX)	1-12-1988	-2.85	0.30	1.56	1.73	1.23	2.03	0.90	0.84
Class C (WMTCX)	4-8-2005	0.00	0.48	1.42	1.00	0.48	1.42	1.65	1.59
Administrator Class (NWMIX)	8-2-1993	–	–	–	1.98 ♠	1.48	2.28	0.85	0.60
Institutional Class (WMTIX)[3]	10-31-2016	–	–	–	2.07 ♠	1.54	2.34	0.58	0.52
Bloomberg Municipal Bond Index[4]	–	–	–	–	3.19	1.84	2.68	–	–
Bloomberg Minnesota Municipal Bond Index[5]	–	–	–	–	2.48	1.60	2.23	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

♠
Total return differs from the return in the Financial Highlights in this report. The total return presented is calculated based on the Net Asset Value (NAV) at which the shareholder transactions were processed. The NAV and total return presented in the Financial Highlights reflects certain adjustments made to the net assets of the Fund that are necessary under U.S. generally accepted accounting principles.

[1]
Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the Financial Highlights of this report.

[2]
The manager has contractually committed through October 31, 2023(October 31, 2024 for Class A and Class C), to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.84% for Class A, 1.59% for Class C, 0.60% for Administrator Class and 0.52% for Institutional
Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the
Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]
Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns for the Institutional Class shares would be higher.

[4]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[5]	The Bloomberg Minnesota Municipal Bond Index is the Minnesota component of the Bloomberg Municipal Bond Index. You cannot invest directly in an index.
Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to Minnesota municipal securities risk and high-yield securities risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the Alternative Minimum Tax (AMT). Any capital gains distributions may be taxable.

6 | Allspring Minnesota Tax-Free Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of June 30, 2023[1]

[1]
The chart compares the performance of Class A shares for the most recent ten years with the Bloomberg Municipal Bond Index and Bloomberg Minnesota Municipal Bond
Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of
4.50%.

Allspring Minnesota Tax-Free Fund | 7

Performance highlights (unaudited)
MANAGER’S DISCUSSION
Fund highlights
•The Fund underperformed both the broader Bloomberg Municipal Bond Index and the Bloomberg Minnesota Municipal Bond Index for the 12-month period that ended June 30, 2023.
•Yield-curve positioning detracted from performance as the short end of the curve sold off considerably more than the intermediate and long end and we were overweight shorter- and medium-term bonds given the Federal Reserve’s (Fed) tightening policy. The municipal curve inverted over the second half of the year in the 1-year to 14-year segment, with shorter yields climbing higher than longer rates in this segment. Yield-curve positioning detracted from performance as we were underweight longer-term bonds, which performed strongly, and overweight shorter and intermediate bonds, which performed poorly. The Fund’s sector allocation versus the Bloomberg Minnesota Municipal Bond Index detracted from performance. We were underweight the transportation and hospital revenue sectors, which detracted from performance as these performed well.
•We began the period significantly short duration to the benchmark, which was positive given municipal rates increased over the 12-month period. As we progressed throughout the year, we extended duration. The Fund’s overweight to A-rated bonds drove performance, as these outperformed relative to higher-quality investment-grade bonds (AAA-rated and AA-rated). Our out-of-benchmark allocation to non-investment-grade bonds added to performance.
•Security selection in the housing, state general obligation (GO), and transportation sectors added to performance. Our overweight to the education sector helped performance as this sector was a strong performer. Our underweight in the GO category helped performance as these bonds trailed the market. Likewise, our market-weight position to the revenue sector as a whole helped performance as this category had strong performance.
Global economies increase lending rates in hopes of taming runaway inflation.
Entering 2022, the excitement of a post-pandemic world gave way to new whispers and fears of higher prices and broad-based inflation caused by supply chain bottlenecks, increased housing costs, wage increases, and employment market distortions. Those fears quickly became reality and prices began to rise at a historic rate. The U.S. Federal Open Market Committee acted quickly and with purpose:  ending open market purchases, reducing its balance sheet, and raising the benchmark overnight lending rate at each monthly meeting through 2022 and early 2023. Fixed income and equity markets fell sharply but began to recover as annual inflation numbers peaked in June and began to recede.
The U.S. unemployment rate, which reached a multigenerational high of more than 14% in the spring of 2020, fell throughout the past year and has settled below 4%. Employers continue to add jobs, especially in service-oriented industries, and the resulting wage increases have further contributed to inflationary pressures. U.S. gross domestic product (GDP) turned negative in the first and second quarters of 2022 but expanded at rates above 2% in each subsequent quarter. The federal funds rate, which began 2022 at 0.25% to 0.50%, was raised 10 consecutive times before a pause in June 2023. It now sits at 5.25% to 5.50% as the Fed attempts to curb inflation. In this environment, some form of recession seems imminent.
In the wake of continued rate increases, U.S. fixed income yields rose dramatically as investors reacted to Fed actions, with the yield on the 10-year Treasury ending the period near 4%. Rising Treasury yields affected all fixed income sectors in 2022, with all seeing their worst returns in more than 40 years. The U.S. Treasury yield curve remained substantially inverted throughout the period, which has driven many investors into shorter-term interest-bearing vehicles, including money markets.

Credit quality as of June 30, 2023[1]

11%
AAA/Aaa
33%
AA/Aa
31%
A/A
13%
BBB/Baa
7%
BB/Ba
1%
B/B
4%
Not rated

[1]
The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the portfolio with the ratings depicted in the chart are calculated based on the market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of the three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D
(lowest). Ratings from A to CCC may be modified by the addition of a plus
(+) or minus (-) sign to show relative standing within the rating categories.
Standard & Poor’s rates the creditworthiness of short-term notes from
SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from
MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

8 | Allspring Minnesota Tax-Free Fund

Performance highlights (unaudited)
Municipals sold off drastically to start the period but began to rebound in the fourth quarter of 2022. The Bloomberg Municipal Bond Index fell nearly 8% and the broader municipal market had more than $124 billion in outflows before stabilizing early in 2023. For the first time in history, the municipal yield curve also inverted but not to the degree seen in Treasuries.
While this environment has certainly been painful for municipal investors, the drawdown has created significantly improved opportunities and entry points. Municipal to Treasury ratios ended the period elevated but at far better levels than in 2021. Municipal credit spreads have widened substantially while the underlying fundamental credit of municipalities remains strong, following trillions of dollars in government stimulus. We believe investors will continue to return to the municipal market in the latter half of 2023, attracted by increased yields, positive fundamental strength, and good relative value.
Minnesota maintains highest credit quality.
Minnesota’s key credit fundamentals remain strong. Above-average economic and wealth metrics projected structural balance and strong reserve position over the next several years, in addition to a manageable debt profile with low pension burdens, should support stable credit metrics moving forward. With a population at 5.7 million, Minnesota is the 22nd-largest state in the U.S. Historically, personal income per capita and GDP per capita both modestly exceed national levels and the state’s unemployment rate for May 2023 was 2.9%, well below the U.S. national rate of 3.7%.
Minneapolis, the state’s largest metro area, is home to a highly educated labor force with major research institutions and corporate headquarters. The largest employers include the University of Minnesota (52,376 enrollment), Allina Health System, Fairview Health Services, and Target Corp. headquarters. Education and health services is the state’s largest employment sector, which should experience stable growth over the next decade. Structural balance for the 2022–2023 biennium as well as ample carry-forward balances are a key credit positive for Minnesota. The state built its reserve position to strong levels of $7.1 billion (or 24.6% of annual revenues) in 2021. The state’s forecast for the 2022–2023 biennium projects revenues will exceed expenditures by $3.4 billion. Solid fiscal performance is supported by a strong history of adhering to fiscal policies and practices. The state’s debt and pension profile is low and its pension funding progress has improved in recent years with no near-term pension pressure anticipated. Moody’s, S&P Global, and Fitch maintain AAA ratings on the state’s GO debt outstanding.

Effective maturity distribution as of June 30, 2023[1]

3%
0-1 year
7%
1-3 year(s)
15%
3-5 years
32%
5-10 years
27%
10-20 years
14%
20-30 years
2%
30+ years

[1]	Figures represent the percentage of the Fund’s long-term investments. These amounts are subject to change and may have changed since the date specified.
Credit quality and security selection contributed; yield-curve positioning and sector positioning detracted. Duration impact was mixed.
We began the period significantly short duration to the benchmark, which was positive given that municipal rates increased over the 12-month period. As we progressed throughout the year, we extended duration. Credit quality contributed to performance. We were overweight lower-quality investment-grade bonds (A-rated and BBB-rated), which performed well, and underweight higher-quality investment-grade bonds (AAA-rated and AA-rated), which performed poorly. Our out-of-benchmark allocation to non-investment-grade bonds contributed to performance as these were some of the best-performing bonds of the year. The Fund’s primary benchmark is the Bloomberg Municipal Bond Index of which Minnesota bonds only make up 1%. Given the Fund must maintain at least 95% of its income from Minnesota bonds, the universe to choose bonds from is limited.
The municipal yield curve inverted during the second half of the year in the 1-year to 14-year segments with shorter rates exceeding longer rates in this segment. The Fund’s yield-curve positioning detracted from performance as we were underweight longer bonds, which strongly outperformed the shorter and intermediate parts of the curve. We were about market weight in the revenue bond sector, which did well. We were underweight GO bonds, which trailed the market. However, our selection of Illinois state GO bonds contributed to our outperformance within the state GO category. We have a strong overweight to the education revenue sector, which performed well. While we were underweight the weak housing revenue sector, our security selection outperformed the benchmark sector return. Our performance lagged in some revenue bond sectors, as we were underweight transportation and hospitals, which performed well. However, our security selection within the transportation sector was strong.
Some of the better-performing bonds for the year were Minnesota State Housing Finance Agency, Hope Community Academy charter school, and St. Paul Independent School District. The main detractors from

Allspring Minnesota Tax-Free Fund | 9

Performance highlights (unaudited)
performance were high-quality names (AAA-rated/AA-rated) like Hennepin County GOs, Ramsey County GOs, and Rice County GOs. All of these high-quality names lagged the index and underperformed the lower-quality names above. Structure did play a large role in security performance over the past 12 months, with lower-coupon, longer-dated bonds facing challenges versus higher-coupon, longer-dated bonds given the rapidly rising rate environment.
Interest rate volatility has been the core focus of the markets. We believe issue selection remains a key driver in state-specific funds.
The U.S. economy continued to rebound over the past 12 months, even in the face of unprecedented rate hikes. We believe issue selection and yield-curve positioning will be a key driver in state-specific funds. While we eventually expect the economy to slow, we believe the Fed may end its rate-hiking cycle toward the end of 2023 as it works to combat higher-than-average inflation. We have been and will work to continue to extend duration in the Fund through primary market purchases. Minnesota’s economy is strong and resilient. We believe most municipalities will continue to perform well over the next 12 months given their strong balance sheets. We continue to look for value in lower-credit-quality investment-grade names while opportunistically buying higher-grade names at attractive levels. The threat of a slowing economy could affect our sector allocation decisions as we look to move into areas that will be less affected by recessionary pressures. We will monitor the economy and interest rates, with a focus on the technical market and fundamental credit quality to adjust duration, yield-curve positioning, credit quality, and sector allocations over the next year.

10 | Allspring Minnesota Tax-Free Fund

Fund expenses (unaudited)
Fund expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2023 to June 30, 2023.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 1-1-2023	Ending account value 6-30-2023	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,015.20	$4.25	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.58	$4.26	0.85%
Class C
Actual	$1,000.00	$1,010.76	$7.63	1.53%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.21	$7.65	1.53%
Administrator Class
Actual	$1,000.00	$1,016.45	$3.00	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	$3.01	0.60%
Institutional Class
Actual	$1,000.00	$1,015.85	$2.60	0.52%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.22	$2.61	0.52%

[1]
Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half-year period).

Allspring Minnesota Tax-Free Fund  | 11

Portfolio of investments—June 30, 2023
Portfolio of investments

	Interest rate	Maturity date	Principal	Value
Municipal obligations: 99.86%
Georgia: 0.27%
Utilities revenue: 0.27%
Main Street Natural Gas, Inc. Series C144Aøø	4.00%	8-1-2052	$500,000	$483,272
Guam: 0.47%
Airport revenue: 0.19%
Antonio B Won Pat International Airport Authority Series A AMT%%	5.25	10-1-2031	325,000	333,565
Water & sewer revenue: 0.28%
Guam Government Waterworks Authority	5.00	1-1-2046	500,000	504,841
				838,406
Illinois: 0.17%
Miscellaneous revenue: 0.17%
City of Chicago Special Assessment Revenue Refunding Bonds Lakeshore East Project144A	2.53	12-1-2025	327,000	315,117
Minnesota: 97.97%
Airport revenue: 2.79%
Minneapolis-St. Paul Metropolitan Airports Commission Series A	5.00	1-1-2031	485,000	516,171
Minneapolis-St. Paul Metropolitan Airports Commission Series A	5.00	1-1-2032	800,000	804,868
Minneapolis-St. Paul Metropolitan Airports Commission Series A	5.00	1-1-2033	200,000	201,181
Minneapolis-St. Paul Metropolitan Airports Commission Series A	5.00	1-1-2052	1,000,000	1,070,171
Minneapolis-St. Paul Metropolitan Airports Commission Series B AMT	5.00	1-1-2026	1,100,000	1,104,199
Minneapolis-St. Paul Metropolitan Airports Commission Series C	5.00	1-1-2046	1,000,000	1,031,633
Minneapolis-St. Paul Metropolitan Airports Commission Series D AMT	5.00	1-1-2041	250,000	255,823
				4,984,046
Education revenue: 21.32%
City of Brooklyn Park Athlos Leadership Academy Series A	5.50	7-1-2040	750,000	652,649
City of Cologne Cologne Academy Series A	5.00	7-1-2029	590,000	586,984
City of Cologne Cologne Academy Series A	5.00	7-1-2034	500,000	483,582
City of Columbus New Millennium Academy Series A	5.50	7-1-2030	1,000,000	966,261
City of Deephaven Eagle Ridge Academy Series A	4.00	7-1-2025	125,000	122,938
City of Deephaven Eagle Ridge Academy Series A	4.00	7-1-2026	100,000	97,579
City of Deephaven Eagle Ridge Academy Series A	4.00	7-1-2027	100,000	96,739
City of Deephaven Eagle Ridge Academy Series A	5.25	7-1-2037	400,000	400,445
City of Deephaven Eagle Ridge Academy Series A	5.25	7-1-2040	500,000	497,473
City of Forest Lake Lakes International Language Academy Series A	5.50	8-1-2036	500,000	503,544
City of Ham Lake DaVinci Academy of Arts & Science Series A	4.00	7-1-2028	370,000	354,942
City of Ham Lake DaVinci Academy of Arts & Science Series A	5.00	7-1-2031	625,000	626,026
City of Hugo Noble Academy Series A	5.00	7-1-2029	600,000	598,768
City of Minneapolis Northeast College Preparatory Series A	5.00	7-1-2055	700,000	564,876
City of Minneapolis Yinghua Academy Series A	5.00	7-1-2023	70,000	70,000
City of Moorhead Concordia College	5.00	12-1-2025	1,540,000	1,557,860
City of Otsego Kaleidoscope Charter School Series A	4.15	9-1-2024	190,000	187,466
City of Otsego Kaleidoscope Charter School Series A	5.00	9-1-2034	1,100,000	1,048,340
City of Ramsey PACT Charter School Series A	5.00	6-1-2032	1,000,000	1,003,502
City of St. Cloud Athlos Academy of St. Cloud Series A144A	5.25	6-1-2032	355,000	348,064
The accompanying notes are an integral part of these financial statements.
12 | Allspring Minnesota Tax-Free Fund

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Education revenue (continued)
City of St. Cloud STRIDE Academy Series A	5.00%	4-1-2036	$750,000	$619,846
City of Woodbury Math & Science Academy Series A	4.00	12-1-2050	500,000	417,710
Housing & Redevelopment Authority of The City of St. Paul Minnesota Hmong College Preparatory Academy Series A	5.00	9-1-2055	400,000	349,516
Housing & Redevelopment Authority of The City of St. Paul Minnesota Hmong College Preparatory Academy Series A	5.25	9-1-2031	1,000,000	1,010,633
Housing & Redevelopment Authority of The City of St. Paul Minnesota Hope Community Academy Series A	5.00	12-1-2034	1,645,000	1,573,225
Housing & Redevelopment Authority of The City of St. Paul Minnesota St. Paul Conservatory for Performing Artists Series A	4.00	3-1-2028	150,000	142,276
Housing & Redevelopment Authority of The City of St. Paul Minnesota Twin Cities Academy Series A	5.00	7-1-2035	925,000	883,217
Housing & Redevelopment Authority of The City of St. Paul Minnesota Twin Cities German Immersion School	5.00	7-1-2055	750,000	647,647
Housing & Redevelopment Authority of The City of St. Paul Minnesota Twin Cities German Immersion School Series A	4.00	7-1-2023	45,000	45,000
Minnesota Higher Education Facilities Authority Bethel University	5.00	5-1-2037	1,250,000	1,207,535
Minnesota Higher Education Facilities Authority College of St. Benedict	4.00	3-1-2036	410,000	396,725
Minnesota Higher Education Facilities Authority College of St. Scholastica, Inc.	4.00	12-1-2040	1,000,000	897,843
Minnesota Higher Education Facilities Authority College of St. Scholastica, Inc. Series 7R	4.25	12-1-2027	400,000	400,024
Minnesota Higher Education Facilities Authority Hamline University Series B	5.00	10-1-2035	1,000,000	1,021,150
Minnesota Higher Education Facilities Authority Macalester College	5.00	3-1-2028	400,000	427,804
Minnesota Higher Education Facilities Authority Macalester College	5.00	3-1-2030	500,000	539,729
Minnesota Higher Education Facilities Authority St. Catherine University Series A	5.00	10-1-2025	570,000	584,442
Minnesota Higher Education Facilities Authority St. Catherine University Series A	5.00	10-1-2045	2,000,000	2,018,029
Minnesota Higher Education Facilities Authority St. John’s University	4.00	10-1-2034	200,000	204,730
Minnesota Higher Education Facilities Authority St. John’s University	4.00	10-1-2035	170,000	172,866
Minnesota Higher Education Facilities Authority St. John’s University	4.00	10-1-2039	200,000	195,172
Minnesota Higher Education Facilities Authority St. John’s University	4.00	10-1-2040	200,000	193,988
Minnesota Higher Education Facilities Authority St. Olaf College	4.00	10-1-2046	2,750,000	2,690,940
Minnesota Higher Education Facilities Authority University of St. Thomas/Minneapolis	4.00	10-1-2041	515,000	496,581
Minnesota Higher Education Facilities Authority University of St. Thomas/Minneapolis	5.00	10-1-2040	750,000	786,895
Minnesota Higher Education Facilities Authority University of St. Thomas/Minneapolis Series 8	5.00	4-1-2028	920,000	964,009
Minnesota Higher Education Facilities Authority University of St. Thomas/Minneapolis Series 8	5.00	4-1-2029	750,000	788,185
Minnesota Higher Education Facilities Authority University of St. Thomas/Minneapolis Series 8L	5.00	4-1-2035	750,000	784,936
Minnesota Higher Education Facilities Authority University of St. Thomas/Minneapolis Series A	5.00	10-1-2026	295,000	310,283
The accompanying notes are an integral part of these financial statements.
Allspring Minnesota Tax-Free Fund  | 13

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Education revenue (continued)
Minnesota Higher Education Facilities Authority University of St. Thomas/Minneapolis Series A	5.00%	10-1-2052	$1,000,000	$1,041,428
Minnesota Higher Education Facilities Authority University of St. Thomas/Minneapolis Series B	5.00	10-1-2036	775,000	836,945
Minnesota Office of Higher Education AMT	4.00	11-1-2037	595,000	584,698
Minnesota Office of Higher Education AMT	5.00	11-1-2026	700,000	724,004
Minnesota Office of Higher Education AMT	5.00	11-1-2027	500,000	524,392
Minnesota Office of Higher Education AMT	5.00	11-1-2033	1,000,000	1,093,446
University of Minnesota Series A	5.00	4-1-2034	270,000	300,956
University of Minnesota Series A	5.00	8-1-2035	500,000	606,857
University of Minnesota Series A	5.00	9-1-2042	770,000	813,439
				38,065,139
GO revenue: 25.97%
Becker Independent School District No. 726 Series B	4.00	2-1-2024	190,000	190,805
Becker Independent School District No. 726 Series B	4.00	2-1-2026	100,000	102,084
Brainerd Independent School District No. 181 Series A	4.00	2-1-2043	225,000	222,576
Buffalo-Hanover-Montrose Independent School District No. 877	2.85	2-1-2028	2,080,000	2,028,288
Canby Independent School District No. 891 Series A	4.00	2-1-2043	1,320,000	1,316,368
Chisholm Independent School District No. 695 Series A	6.00	2-1-2029	500,000	584,638
Chisholm Independent School District No. 695 Series A	6.00	2-1-2030	750,000	898,971
City of Chaska Series C	5.00	2-1-2028	235,000	256,146
City of Chaska Series C	5.00	2-1-2029	250,000	277,693
City of Chaska Series C	5.00	2-1-2030	230,000	259,841
City of Elk River Series A	3.00	12-1-2044	2,000,000	1,685,763
City of Long Prairie Series A AMT	5.00	2-1-2025	160,000	164,136
City of Long Prairie Series A AMT	5.00	2-1-2026	185,000	192,973
City of Moorhead Series C	4.00	2-1-2027	435,000	445,266
City of St. Cloud Series A	4.00	2-1-2028	460,000	480,311
City of St. Cloud Series A	4.00	2-1-2029	475,000	497,102
City of St. Cloud Series A	4.00	2-1-2030	495,000	518,610
City of St. Cloud Series B	4.00	2-1-2028	245,000	255,818
City of St. Cloud Series B	4.00	2-1-2029	255,000	266,865
City of St. Cloud Series B	4.00	2-1-2030	260,000	272,401
County of Douglas Series A	5.00	8-1-2030	1,055,000	1,191,545
County of Hennepin Series A	5.00	12-1-2033	160,000	175,496
County of Hennepin Series A	5.00	12-1-2041	1,000,000	1,046,513
County of Hennepin Series B	5.00	12-1-2029	450,000	478,060
County of Hennepin Series B	5.00	12-15-2031	1,260,000	1,420,769
County of Hennepin Series C	5.00	12-1-2031	2,000,000	2,116,735
County of Ramsey Series B	5.00	2-1-2034	1,950,000	2,293,851
County of Rice Series A	4.00	2-1-2048	1,500,000	1,468,415
Duluth Independent School District No. 709 Series C CAB¤	0.00	2-1-2033	1,075,000	742,135
Gibbon Independent School District No. 2365%%	5.00	2-1-2041	300,000	326,631
Gibbon Independent School District No. 2365%%	5.00	2-1-2048	1,700,000	1,823,872
Hastings Independent School District No. 200 Series A CAB¤	0.00	2-1-2032	1,305,000	954,505
Hastings Independent School District No. 200 Series A CAB¤	0.00	2-1-2033	1,145,000	794,926
Hawley Independent School District No. 150 Series A	5.00	2-1-2040	750,000	811,527
The accompanying notes are an integral part of these financial statements.
14 | Allspring Minnesota Tax-Free Fund

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
GO revenue (continued)
Hawley Independent School District No. 150 Series A	5.00%	2-1-2041	$440,000	$473,511
Hopkins Independent School District No. 270 Series A	4.00	2-1-2031	170,000	177,459
Jordan Independent School District No. 717 Series A%%	5.00	2-1-2035	150,000	170,364
Jordan Independent School District No. 717 Series A%%	5.00	2-1-2039	500,000	548,521
Marshall County Independent School District No. 441 Series A	5.00	2-1-2037	250,000	277,922
Marshall County Independent School District No. 441 Series A	5.00	2-1-2038	250,000	274,911
Minneapolis Special School District No. 1 Series A	4.00	2-1-2040	1,150,000	1,165,321
Nashwauk Keewatin Independent School District No. 319 Series A	5.00	2-1-2030	250,000	285,982
Nashwauk Keewatin Independent School District No. 319 Series A	5.00	2-1-2031	325,000	378,444
North St. Paul-Maplewood-Oakdale Independent School District No. 622 Series B	4.00	2-1-2029	2,735,000	2,876,524
Red Lake County Central Independent School District No. 2906 Series A	5.00	2-1-2030	275,000	312,800
Red Lake County Central Independent School District No. 2906 Series A	5.00	2-1-2031	465,000	537,316
Red Lake County Central Independent School District No. 2906 Series A	5.00	2-1-2032	250,000	292,025
Red Lake County Central Independent School District No. 2906 Series A	5.00	2-1-2033	310,000	363,537
Rosemount-Apple Valley-Eagan Independent School District No. 196 Series A	5.00	2-1-2027	1,500,000	1,572,969
Roseville Independent School District No. 623 Series A	5.00	2-1-2031	2,090,000	2,242,004
Russell Tyler Ruthton Independent School District No. 2902 Series A	5.00	2-1-2030	1,620,000	1,813,049
Sartell-St. Stephen Independent School District No. 748 Series A	5.00	2-1-2027	1,450,000	1,489,506
Shakopee Independent School District No. 720 Series B	5.00	2-1-2025	405,000	416,411
St. Cloud Independent School District No. 742 Series B	5.00	2-1-2031	200,000	225,937
State of Minnesota Series A	5.00	8-1-2039	1,750,000	1,942,509
State of Minnesota Series B	3.25	8-1-2034	140,000	140,109
State of Minnesota Series B	4.00	8-1-2031	250,000	265,264
Worthington Independent School District No. 518 Series A	4.00	2-1-2030	440,000	452,425
Worthington Independent School District No. 518 Series A	4.00	2-1-2032	530,000	544,711
Worthington Independent School District No. 518 Series A	4.00	2-1-2033	555,000	570,174
				46,371,340
Health revenue: 19.42%
City of Center City Hazelden Betty Ford Foundation	5.00	11-1-2026	750,000	758,365
City of Center City Hazelden Betty Ford Foundation	5.00	11-1-2027	500,000	505,256
City of Center City Hazelden Betty Ford Foundation	5.00	11-1-2029	300,000	302,768
City of Maple Grove Hospital Corp.	5.00	5-1-2030	850,000	888,726
City of Maple Grove Hospital Corp.	5.00	5-1-2031	500,000	521,990
City of Maple Grove Hospital Corp.	5.00	5-1-2032	725,000	753,903
City of Maple Grove North Memorial Health Care	5.00	9-1-2023	655,000	656,318
City of Minneapolis Allina Health Obligated Group	4.00	11-15-2038	975,000	958,882
City of Minneapolis Allina Health Obligated Group Series Bøø	5.00	11-15-2053	1,000,000	1,103,740
City of Minneapolis Fairview Health Services Obligated Group Series A	5.00	11-15-2033	3,000,000	3,120,721
City of Minneapolis Fairview Health Services Obligated Group Series A	5.00	11-15-2035	390,000	412,346
City of Minneapolis Fairview Health Services Obligated Group Series A	5.00	11-15-2036	1,100,000	1,156,080
City of Minneapolis Fairview Health Services Obligated Group Series A	5.00	11-15-2049	1,000,000	1,016,547
The accompanying notes are an integral part of these financial statements.
Allspring Minnesota Tax-Free Fund  | 15

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Health revenue (continued)
City of Minneapolis/St. Paul Housing & Redevelopment Authority Allina Health Obligated Group	5.00%	11-15-2025	$225,000	$233,360
City of Minneapolis/St. Paul Housing & Redevelopment Authority Allina Health Obligated Group	5.00	11-15-2026	645,000	680,796
City of Minneapolis/St. Paul Housing & Redevelopment Authority Allina Health Obligated Group	5.00	11-15-2029	1,000,000	1,108,518
City of Minneapolis/St. Paul Housing & Redevelopment Authority Allina Health Obligated Group Series A	5.00	11-15-2029	1,000,000	1,068,373
City of Plato Glencoe Regional Health Services	5.00	4-1-2041	550,000	559,819
City of Shakopee St. Francis Regional Medical Center Obligated Group	5.00	9-1-2024	420,000	426,130
City of Shakopee St. Francis Regional Medical Center Obligated Group	5.00	9-1-2027	700,000	710,178
City of Shakopee St. Francis Regional Medical Center Obligated Group	5.00	9-1-2029	725,000	735,372
City of Shakopee Senior Housing Revenue Benedictine Living Community of Shakopee LLC144Aøø	5.85	11-1-2058	745,000	733,226
City of St. Cloud CentraCare Health System Obligated Group Series A	5.00	5-1-2027	1,785,000	1,856,587
City of St. Cloud CentraCare Health System Obligated Group Series A	5.00	5-1-2028	1,550,000	1,613,823
City of St. Cloud CentraCare Health System Obligated Group Series A	5.00	5-1-2030	2,000,000	2,084,832
City of St. Cloud CentraCare Health System Obligated Group Series A	5.00	5-1-2031	2,000,000	2,084,087
Duluth EDA Essentia Health Obligated Group Series A	5.00	2-15-2048	650,000	656,970
Duluth EDA Essentia Health Obligated Group Series A	5.00	2-15-2058	1,450,000	1,454,661
Duluth EDA Essentia Health Obligated Group Series A	5.25	2-15-2053	2,500,000	2,583,484
Housing & Redevelopment Authority of The City of St. Paul Minnesota Fairview Health Services Obligated Group Series A	5.00	11-15-2034	565,000	591,508
Housing & Redevelopment Authority of The City of St. Paul Minnesota HealthPartners Obligated Group Series A	5.00	7-1-2025	520,000	534,143
Housing & Redevelopment Authority of The City of St. Paul Minnesota HealthPartners Obligated Group Series A	5.00	7-1-2028	720,000	738,887
Housing & Redevelopment Authority of The City of St. Paul Minnesota HealthPartners Obligated Group Series A	5.00	7-1-2031	2,010,000	2,060,742
				34,671,138
Housing revenue: 7.33%
City of Minneapolis Riverton Community Housing	5.00	8-1-2032	860,000	861,033
City of New London EDA Southwest & West Central Service Cooperatives Series A	4.50	2-1-2033	500,000	499,599
City of New London EDA Southwest & West Central Service Cooperatives Series A	5.00	2-1-2038	880,000	879,064
Minnesota Housing Finance Agency Series A	4.00	8-1-2031	300,000	313,256
Minnesota Housing Finance Agency Series A	5.00	8-1-2027	1,665,000	1,695,435
Minnesota Housing Finance Agency Series A	5.00	8-1-2032	500,000	507,606
Minnesota Housing Finance Agency Series B	5.00	8-1-2029	320,000	356,961
Minnesota Housing Finance Agency Series B	5.00	8-1-2030	465,000	527,147
Minnesota Housing Finance Agency Series B (GNMA / FNMA / FHLMC Insured)	4.10	7-1-2038	1,000,000	967,728
Minnesota Housing Finance Agency Series C (Department of Housing and Urban Development Insured)øø	0.30	2-1-2024	1,500,000	1,471,028
Minnesota Housing Finance Agency Series D	5.00	8-1-2028	200,000	219,121
Minnesota Housing Finance Agency Series D (GNMA / FNMA / FHLMC Insured) (SIFMA Municipal Swap+0.43%)±	4.44	1-1-2045	560,000	560,000
The accompanying notes are an integral part of these financial statements.
16 | Allspring Minnesota Tax-Free Fund

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Housing revenue (continued)
Minnesota Housing Finance Agency Series E (GNMA / FNMA / FHLMC Insured)	1.75%	1-1-2028	$630,000	$575,654
Minnesota Housing Finance Agency Series E (GNMA / FNMA / FHLMC Insured)	1.75	7-1-2028	490,000	444,304
Minnesota Housing Finance Agency Series M (GNMA / FNMA / FHLMC Insured)##	4.85	7-1-2037	3,055,000	3,207,954
				13,085,890
Miscellaneous revenue: 9.30%
Anoka-Hennepin Independent School District No. 11 Series A COP	5.00	2-1-2034	1,000,000	1,008,382
City of Center City Hazelden Betty Ford Foundation	4.00	11-1-2030	250,000	245,782
City of Center City Hazelden Betty Ford Foundation	4.00	11-1-2031	250,000	244,445
City of Center City Hazelden Betty Ford Foundation	4.00	11-1-2034	300,000	286,535
City of White Bear Lake Young Men’s Christian Association of the Greater Twin Cities	5.00	6-1-2032	1,000,000	1,073,671
Duluth Independent School District No. 709 Series A COP	4.00	3-1-2026	700,000	696,138
Duluth Independent School District No. 709 Series B COP	5.00	2-1-2026	395,000	411,825
Duluth Independent School District No. 709 Series B COP	5.00	2-1-2028	700,000	755,201
Goodhue County Education District No. 6051 COP	5.00	2-1-2029	750,000	757,479
Lake Agassiz Education Cooperative No. 0397-52 Series A COP	3.00	2-1-2028	290,000	277,640
Lake Agassiz Education Cooperative No. 0397-52 Series A COP	3.00	2-1-2029	300,000	285,920
Lake Agassiz Education Cooperative No. 0397-52 Series A COP	3.00	2-1-2030	310,000	294,320
Minneapolis Special School District No. 1 Series A COP	5.00	4-1-2024	300,000	303,963
Minnesota Rural Water Finance Authority, Inc. Minnesota Rural Water Finance Authority, Inc.	2.63	12-1-2023	1,500,000	1,487,982
Minnetonka Independent School District No. 276 Series C COP	5.75	2-1-2042	2,145,000	2,233,950
Northeastern Metropolitan Intermediate School District No. 916 Series A COP	4.00	2-1-2024	1,100,000	1,100,508
Northeastern Metropolitan Intermediate School District No. 916 Series B COP	5.00	2-1-2034	1,500,000	1,536,460
Plymouth Intermediate District No. 287 Series A COP	4.00	2-1-2024	130,000	130,367
Plymouth Intermediate District No. 287 Series A COP	4.00	2-1-2025	215,000	216,733
Plymouth Intermediate District No. 287 Series A COP	4.00	5-1-2026	500,000	506,136
Plymouth Intermediate District No. 287 Series A COP	4.00	5-1-2027	1,000,000	1,015,216
St. Cloud Independent School District No. 742 COP	5.00	2-1-2032	500,000	512,231
St. Cloud Independent School District No. 742 COP	5.00	2-1-2034	350,000	358,507
White Bear Lake Independent School District No. 624 Series B COP	5.00	4-1-2026	830,000	870,043
				16,609,434
Transportation revenue: 0.61%
Housing & Redevelopment Authority of The City of St. Paul Minnesota Series A	4.00	8-1-2026	525,000	531,895
Housing & Redevelopment Authority of The City of St. Paul Minnesota Series A	4.00	8-1-2027	545,000	553,025
				1,084,920
Utilities revenue: 10.67%
Central Minnesota Municipal Power Agency (AGM Insured)	4.00	1-1-2042	350,000	351,504
Central Minnesota Municipal Power Agency (AGM Insured)	5.00	1-1-2029	315,000	348,153
The accompanying notes are an integral part of these financial statements.
Allspring Minnesota Tax-Free Fund  | 17

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Utilities revenue (continued)
Central Minnesota Municipal Power Agency (AGM Insured)	5.00%	1-1-2030	$210,000	$235,990
Central Minnesota Municipal Power Agency (AGM Insured)	5.00	1-1-2031	350,000	395,527
City of Elk River Electric Revenue Series B	5.00	8-1-2028	300,000	330,614
City of Rochester Electric Utility Revenue Series A	5.00	12-1-2037	500,000	521,787
City of Rochester Electric Utility Revenue Series B	5.00	12-1-2025	315,000	317,332
City of Rochester Electric Utility Revenue Series B	5.00	12-1-2026	250,000	251,851
Hutchinson Utilities Commission Series A	5.00	12-1-2026	700,000	700,878
Minnesota Municipal Gas Agency Series A (Royal Bank of Canada LIQ)øø##	4.00	12-1-2052	3,000,000	2,997,963
Minnesota Municipal Power Agency	5.00	10-1-2047	500,000	516,112
Northern Municipal Power Agency	5.00	1-1-2025	205,000	209,864
Northern Municipal Power Agency	5.00	1-1-2030	520,000	542,462
Northern Municipal Power Agency	5.00	1-1-2031	350,000	365,033
Northern Municipal Power Agency	5.00	1-1-2036	100,000	105,009
Northern Municipal Power Agency	5.00	1-1-2041	400,000	412,717
Northern Municipal Power Agency Series A	4.00	1-1-2028	450,000	450,232
Northern Municipal Power Agency Series A	5.00	1-1-2024	500,000	500,531
Northern Municipal Power Agency Series A	5.00	1-1-2031	745,000	745,797
Southern Minnesota Municipal Power Agency Series A	5.00	1-1-2029	515,000	537,497
Southern Minnesota Municipal Power Agency Series A	5.00	1-1-2031	520,000	542,589
Southern Minnesota Municipal Power Agency Series A	5.00	1-1-2041	480,000	494,464
Southern Minnesota Municipal Power Agency Badger Coulee Project Series A	5.00	1-1-2032	700,000	792,099
Southern Minnesota Municipal Power Agency Badger Coulee Project Series A	5.00	1-1-2033	560,000	631,312
Southern Minnesota Municipal Power Agency Badger Coulee Project Series A	5.00	1-1-2034	615,000	692,076
St. Paul Port Authority District Energy St. Paul Obligated Group Series 1	3.00	10-1-2023	200,000	199,682
St. Paul Port Authority District Energy St. Paul Obligated Group Series 1	3.00	10-1-2027	100,000	98,246
St. Paul Port Authority District Energy St. Paul Obligated Group Series 1	3.00	10-1-2034	225,000	206,686
St. Paul Port Authority District Energy St. Paul Obligated Group Series 1	4.00	10-1-2028	400,000	413,457
St. Paul Port Authority District Energy St. Paul Obligated Group Series 1	4.00	10-1-2041	500,000	488,937
Western Minnesota Municipal Power Agency Series A	5.00	1-1-2031	1,000,000	1,041,005
Western Minnesota Municipal Power Agency Series A	5.00	1-1-2034	1,000,000	1,036,639
Western Minnesota Municipal Power Agency Series A	5.00	1-1-2049	1,500,000	1,578,552
				19,052,597
Water & sewer revenue: 0.56%
City of St. Paul Water Revenue Series A	4.00	12-1-2045	1,000,000	1,003,732
				174,928,236
The accompanying notes are an integral part of these financial statements.
18 | Allspring Minnesota Tax-Free Fund

Portfolio of investments—June 30, 2023

		Interest rate	Maturity date	Principal	Value
New York: 0.16%
Health revenue: 0.16%
Westchester County Local Development Corp. Kendal on Hudson Obligated Group Series B		5.00%	1-1-2027	$275,000	$280,638
Puerto Rico: 0.82%
Health revenue: 0.82%
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Financing Authority Hospital Auxilio Mutuo Obligated Group		4.00	7-1-2037	275,000	251,611
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Financing Authority Hospital Auxilio Mutuo Obligated Group		5.00	7-1-2028	760,000	808,160
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Financing Authority Hospital Auxilio Mutuo Obligated Group		5.00	7-1-2031	365,000	402,282
					1,462,053
Total municipal obligations (Cost $184,010,100)					178,307,722
Total investments in securities (Cost $184,010,100)	99.86%				178,307,722
Other assets and liabilities, net	0.14				246,374
Total net assets	100.00%				$178,554,096

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
øø	The interest rate is determined and reset by the issuer periodically depending upon the terms of the security. The rate shown is the rate in effect at period end.
%%	The security is purchased on a when-issued basis.
¤	The security is issued in zero coupon form with no periodic interest payments.
±	Variable rate investment. The rate shown is the rate in effect at period end.
##	All or a portion of this security is segregated for when-issued securities.

Abbreviations:
AGM	Assured Guaranty Municipal
AMT	Alternative minimum tax
CAB	Capital appreciation bond
COP	Certificate of participation
EDA	Economic Development Authority
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General obligation
LIQ	Liquidity agreement
SIFMA	Securities Industry and Financial Markets Association
The accompanying notes are an integral part of these financial statements.
Allspring Minnesota Tax-Free Fund  | 19

Statement of assets and liabilities—June 30, 2023
Financial statements
Statement of assets and liabilities

Assets
Investments in unaffiliated securities, at value (cost $184,010,100)	$178,307,722
Cash	3,675,271
Receivable for interest	2,573,382
Receivable for investments sold	743,049
Receivable for Fund shares sold	68,921
Prepaid expenses and other assets	64,217
Total assets	185,432,562
Liabilities
Payable for Fund shares redeemed	3,534,890
Payable for when-issued transactions	3,195,332
Dividends payable	74,082
Management fee payable	31,484
Administration fees payable	16,185
Distribution fee payable	571
Trustees’ fees and expenses payable	361
Accrued expenses and other liabilities	25,561
Total liabilities	6,878,466
Total net assets	$178,554,096
Net assets consist of
Paid-in capital	$184,446,128
Total distributable loss	(5,892,032)
Total net assets	$178,554,096
Computation of net asset value and offering price per share
Net assets–Class A	$22,840,884
Shares outstanding–Class A1	2,269,309
Net asset value per share–Class A	$10.07
Maximum offering price per share – Class A2	$10.54
Net assets–Class C	$1,061,978
Shares outstanding–Class C1	105,500
Net asset value per share–Class C	$10.07
Net assets–Administrator Class	$34,695,707
Shares outstanding–Administrator Class[1]	3,447,165
Net asset value per share–Administrator Class	$10.06
Net assets–Institutional Class	$119,955,527
Shares outstanding–Institutional Class[1]	11,911,463
Net asset value per share–Institutional Class	$10.07

[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.
20 | Allspring Minnesota Tax-Free Fund

Statement of operations—year ended June 30, 2023
Statement of operations
Investment income
Interest	$5,673,581
Expenses
Management fee	766,419
Administration fees
Class A	40,004
Class C	1,927
Administrator Class	50,454
Institutional Class	91,945
Shareholder servicing fees
Class A	62,449
Class C	2,827
Administrator Class	125,371
Distribution fee
Class C	8,480
Custody and accounting fees	9,261
Professional fees	76,749
Registration fees	51,365
Shareholder report expenses	32,746
Trustees’ fees and expenses	24,151
Other fees and expenses	8,343
Total expenses	1,352,491
Less: Fee waivers and/or expense reimbursements
Fund-level	(76,213)
Class A	(6,310)
Administrator Class	(107,949)
Institutional Class	(30,373)
Net expenses	1,131,646
Net investment income	4,541,935
Realized and unrealized gains (losses) on investments
Net realized losses on investments	(733,264)
Net change in unrealized gains (losses) on investments	(44,807)
Net realized and unrealized gains (losses) on investments	(778,071)
Net increase in net assets resulting from operations	$3,763,864
The accompanying notes are an integral part of these financial statements.
Allspring Minnesota Tax-Free Fund  | 21

Statement of changes in net assets
Statement of changes in net assets
	Year ended June 30, 2023		Year ended June 30, 2022
Operations
Net investment income		$4,541,935		$3,555,926
Net realized losses on investments		(733,264)		(285,208)
Net change in unrealized gains (losses) on investments		(44,807)		(14,731,962)
Net increase (decrease) in net assets resulting from operations		3,763,864		(11,461,244)
Distributions to shareholders from
Net investment income and net realized gains
Class A		(525,434)		(530,893)
Class C		(16,882)		(18,937)
Administrator Class		(1,186,463)		(1,225,069)
Institutional Class		(2,813,156)		(2,025,072)
Total distributions to shareholders		(4,541,935)		(3,799,971)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	358,566	3,608,132	175,543	1,829,918
Class C	58,785	588,041	11,415	122,003
Administrator Class	2,691,521	27,039,073	1,338,902	14,180,966
Institutional Class	8,575,654	86,040,406	7,339,926	75,455,903
		117,275,652		91,588,790
Reinvestment of distributions
Class A	51,758	520,123	49,574	529,205
Class C	1,669	16,782	1,768	18,934
Administrator Class	117,224	1,177,751	114,150	1,218,535
Institutional Class	220,568	2,218,353	135,521	1,445,764
		3,933,009		3,212,438
Payment for shares redeemed
Class A	(854,053)	(8,553,245)	(378,627)	(4,030,884)
Class C	(68,376)	(682,129)	(86,673)	(903,922)
Administrator Class	(4,661,379)	(46,855,663)	(1,665,542)	(17,447,828)
Institutional Class	(7,182,406)	(72,115,731)	(5,504,066)	(56,987,358)
		(128,206,768)		(79,369,992)
Net increase (decrease) in net assets resulting from capital share transactions		(6,998,107)		15,431,236
Total increase (decrease) in net assets		(7,776,178)		170,021
Net assets
Beginning of period		186,330,274		186,160,253
End of period		$178,554,096		$186,330,274
The accompanying notes are an integral part of these financial statements.
22 | Allspring Minnesota Tax-Free Fund

Financial highlights
Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
Class A	2023	2022	2021	2020	2019
Net asset value, beginning of period	$10.11	$11.02	$10.86	$10.77	$10.51
Net investment income	0.21 [1]	0.18	0.20 [1]	0.23	0.27 [1]
Net realized and unrealized gains (losses) on investments	(0.04)	(0.90)	0.16	0.09	0.26
Total from investment operations	0.17	(0.72)	0.36	0.32	0.53
Distributions to shareholders from
Net investment income	(0.21)	(0.18)	(0.20)	(0.23)	(0.27)
Net realized gains	0.00	(0.01)	0.00	0.00	0.00
Total distributions to shareholders	(0.21)	(0.19)	(0.20)	(0.23)	(0.27)
Net asset value, end of period	$10.07	$10.11	$11.02	$10.86	$10.77
Total return[2]	1.73%	(6.59)%	3.32%	2.99%	5.13%
Ratios to average net assets (annualized)
Gross expenses	0.91%	0.91%	0.92%	0.93%	0.94%
Net expenses	0.85%	0.85%	0.85%	0.85%	0.85%
Net investment income	2.10%	1.67%	1.80%	2.12%	2.57%
Supplemental data
Portfolio turnover rate	28%	11%	9%	16%	18%
Net assets, end of period (000s omitted)	$22,841	$27,431	$31,586	$29,317	$27,399

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.
Allspring Minnesota Tax-Free Fund  | 23

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
Class C	2023	2022	2021	2020	2019
Net asset value, beginning of period	$10.11	$11.02	$10.86	$10.77	$10.51
Net investment income	0.14 [1]	0.10 [1]	0.12 [1]	0.15 [1]	0.19
Net realized and unrealized gains (losses) on investments	(0.04)	(0.90)	0.16	0.09	0.26
Total from investment operations	0.10	(0.80)	0.28	0.24	0.45
Distributions to shareholders from
Net investment income	(0.14)	(0.10)	(0.12)	(0.15)	(0.19)
Net realized gains	0.00	(0.01)	0.00	0.00	0.00
Total distributions to shareholders	(0.14)	(0.11)	(0.12)	(0.15)	(0.19)
Net asset value, end of period	$10.07	$10.11	$11.02	$10.86	$10.77
Total return[2]	1.00%	(7.29)%	2.54%	2.22%	4.35%
Ratios to average net assets (annualized)
Gross expenses	1.60%	1.66%	1.66%	1.68%	1.69%
Net expenses	1.56%	1.60%	1.60%	1.60%	1.60%
Net investment income	1.40%	0.91%	1.06%	1.37%	1.83%
Supplemental data
Portfolio turnover rate	28%	11%	9%	16%	18%
Net assets, end of period (000s omitted)	$1,062	$1,147	$2,060	$4,020	$5,254

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.
24 | Allspring Minnesota Tax-Free Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
Administrator Class	2023	2022	2021	2020	2019
Net asset value, beginning of period	$10.11	$11.02	$10.86	$10.76	$10.51
Net investment income	0.24 [1]	0.21	0.23 [1]	0.26 [1]	0.30 [1]
Net realized and unrealized gains (losses) on investments	(0.05)	(0.90)	0.16	0.10	0.25
Total from investment operations	0.19	(0.69)	0.39	0.36	0.55
Distributions to shareholders from
Net investment income	(0.24)	(0.21)	(0.23)	(0.26)	(0.30)
Net realized gains	0.00	(0.01)	0.00	0.00	0.00
Total distributions to shareholders	(0.24)	(0.22)	(0.23)	(0.26)	(0.30)
Net asset value, end of period	$10.06	$10.11	$11.02	$10.86	$10.76
Total return	1.88%	(6.35)%	3.58%	3.34%	5.29%
Ratios to average net assets (annualized)
Gross expenses	0.85%	0.85%	0.86%	0.87%	0.88%
Net expenses	0.60%	0.60%	0.60%	0.60%	0.60%
Net investment income	2.35%	1.92%	2.06%	2.38%	2.81%
Supplemental data
Portfolio turnover rate	28%	11%	9%	16%	18%
Net assets, end of period (000s omitted)	$34,696	$53,578	$60,727	$69,954	$95,072

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.
Allspring Minnesota Tax-Free Fund  | 25

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
Institutional Class	2023	2022	2021	2020	2019
Net asset value, beginning of period	$10.12	$11.02	$10.87	$10.77	$10.52
Net investment income	0.25 [1]	0.21	0.23	0.26	0.30
Net realized and unrealized gains (losses) on investments	(0.05)	(0.89)	0.15	0.10	0.25
Total from investment operations	0.20	(0.68)	0.38	0.36	0.55
Distributions to shareholders from
Net investment income	(0.25)	(0.21)	(0.23)	(0.26)	(0.30)
Net realized gains	0.00	(0.01)	0.00	0.00	0.00
Total distributions to shareholders	(0.25)	(0.22)	(0.23)	(0.26)	(0.30)
Net asset value, end of period	$10.07	$10.12	$11.02	$10.87	$10.77
Total return	1.96%	(6.19)%	3.56%	3.42%	5.37%
Ratios to average net assets (annualized)
Gross expenses	0.59%	0.58%	0.59%	0.60%	0.61%
Net expenses	0.52%	0.52%	0.52%	0.52%	0.52%
Net investment income	2.45%	2.01%	2.13%	2.43%	2.89%
Supplemental data
Portfolio turnover rate	28%	11%	9%	16%	18%
Net assets, end of period (000s omitted)	$119,956	$104,175	$91,787	$70,383	$35,630

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.
26 | Allspring Minnesota Tax-Free Fund

Notes to financial statements
Notes to financial statements
1.
ORGANIZATION
Allspring Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Minnesota Tax-Free Fund  (the “Fund”) which is a diversified series of the Trust.
2.
SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC (“Allspring Funds Management”), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Futures contracts
Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price and on a specified date.  The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates and is subject to interest rate risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange-traded and the exchange’s clearinghouse, as the counterparty to all exchange-traded futures, guarantees the futures contracts against default.
Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or received from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.
Allspring Minnesota Tax-Free Fund  | 27

Notes to financial statements
Distributions to shareholders
Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s  tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of June 30, 2023, the aggregate cost of all investments for federal income tax purposes was $184,010,098 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$384,757
Gross unrealized losses	(6,087,133)
Net unrealized losses	$(5,702,376)
As of June 30, 2023, the Fund had capital loss carryforwards which consist of $288,433 in short-term capital losses and $730,039 in long-term capital losses.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3.
FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2023:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Municipal obligations	$0	$178,307,722	$0	$178,307,722
Total assets	$0	$178,307,722	$0	$178,307,722
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended June 30, 2023, the Fund did not have any transfers into/out of Level 3.
28 | Allspring Minnesota Tax-Free Fund

Notes to financial statements
4.
TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.400%
Next $500 million	0.375
Next $2 billion	0.350
Next $2 billion	0.325
Next $5 billion	0.290
Over $10 billion	0.280
For the year ended June 30, 2023, the management fee was equivalent to an annual rate of 0.40% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC, an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.15%
Class C	0.15
Administrator Class	0.10
Institutional Class	0.08
Prior to June 30, 2023, the class-level administration fee for Class A and Class C was 0.16% of the average daily net assets of each respective class.
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund.  When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through October 31, 2023 (October 31, 2024 for Class A and Class C) to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of June 30, 2023, the contractual expense caps are as follows:
EXPENSE RATIO CAPS
Class A	0.84%
Class C	1.59
Administrator Class	0.60
Institutional Class	0.52
Prior to June 30, 2023, the Fund’s expenses were capped at 0.85% for Class A shares and 1.60% for Class C shares.
Allspring Minnesota Tax-Free Fund  | 29

Notes to financial statements
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC (“Allspring Funds Distributor”), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate up to 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended June 30, 2023, Allspring Funds Distributor received $50 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended June 30, 2023.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class are charged a fee at an annual rate up to 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of the Fund.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $7,875,000, $27,300,000 and $0 in interfund purchases, sales and net realized gains (losses), respectively, during the year ended June 30, 2023.
5.
INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2023 were $49,630,175 and $52,873,000, respectively.
6.
BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
For the year ended June 30, 2023, there were no borrowings by the Fund under the agreement.
7.
DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended June 30, 2023 and June 30, 2022 were as follows:
	Year ended June 30
	2023	2022
Ordinary income	$0	$113,376
Tax-exempt income	4,541,935	3,556,241
Long-term capital gain	0	130,354
As of June 30, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed tax-exempt income	Unrealized losses	Capital loss carryforward
$902,898	$(5,702,376)	$(1,018,472)
8.
CONCENTRATION RISK
The Fund invests a substantial portion of its assets in issuers of municipal debt securities located in a single state or territory of the U.S. Therefore, it may be more affected by economic and political developments in that state or region than would be a comparable general tax-exempt fund. As of the end of the period, the Fund’s investments were concentrated in the state of Minnesota.
9.
INDEMNIFICATION
Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts
30 | Allspring Minnesota Tax-Free Fund

Notes to financial statements
indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
Allspring Minnesota Tax-Free Fund  | 31

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Minnesota Tax-Free Fund  (the Fund), one of the funds constituting Allspring Funds Trust, including the portfolio of investments, as of June 30, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of June 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of June 30, 2023, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific years that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
August 25, 2023
32 | Allspring Minnesota Tax-Free Fund

Other information (unaudited)
Other information
Tax information
Pursuant to Section 852 of the Internal Revenue Code, 100% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended June 30, 2023.
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-259-3305, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Quarterly portfolio holdings information
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Allspring Minnesota Tax-Free Fund  | 33

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 127 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015
Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong
Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of
Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International
Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life
Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent
Memorial Hospital Foundation (non-profit organization). Mr. Ebsworth is a CFA charterholder.
N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018
Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning
Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens &
Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead
Independent Director and chair of the Audit Committee. Board member of the Russell Exchange
Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.
N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019
Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of
CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011,
Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and
Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to
2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the
Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory board of
Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).
N/A
David F. Larcker (Born 1950)	Trustee, since 2009
Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of
Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the
Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate
Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of
Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The
Wharton School, University of Pennsylvania from 1985 to 2005.
N/A
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018
International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the
University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center
on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic
Research. Previously taught at Cornell University from 1978 to 1993.
N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018
President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of
NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.
N/A
1
The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.

34 | Allspring Minnesota Tax-Free Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Trustee, since 2018
Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to
2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell
Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays
Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays
Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-
profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of
Columbia Bar Associations.
N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019
Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner,
Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for
Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-
2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive
Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner,
Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination
Medical Center Corporation. Board member of the Minnesota Wild Foundation.
N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Allspring Minnesota Tax-Free Fund  | 35

Other information (unaudited)
Officers1
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017
President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund
Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital
Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated
Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Complex)
Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen
Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022
Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance
Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015
Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.

Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021
Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department
from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at
Morgan, Lewis & Bockius LLP from 2008 to 2015.

1 For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

36 | Allspring Minnesota Tax-Free Fund

Other information (unaudited)
Board consideration of investment management and sub-advisory agreements:
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Allspring Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 15-17, 2023 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for the Allspring Minnesota Tax-Free Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Allspring Funds Management, LLC (“Allspring Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Allspring Global Investments, LLC (the “Sub-Adviser”), an affiliate of Allspring Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Allspring Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2023, and at the Meeting, the Trustees conferred extensively among themselves and with representatives of Allspring Funds Management about these matters. The Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
The Board noted that it initially approved the Advisory Agreements at a Board meeting held in May 2021, each for a two-year term, in advance of the sale of Wells Fargo Asset Management to Allspring Global Investments Holdings, LLC,1 a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Trustees also noted that, while they did not specifically consider the continuation of the Advisory Agreements in 2022 as a result of the two-year term that was approved in 2021, the Trustees received and considered certain information at a Board meeting held in April 2022 that was applicable to the Advisory Agreements, including an overview and financial review of the Allspring Global Investments business, information regarding certain ancillary agreements that were approved by the Board at the April 2022 Board meeting, and comparative data regarding Fund fees and expenses.
In providing information to the Board, Allspring Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2023. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interactions with Allspring Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Allspring Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent, and quality of services
The Board received and considered various information regarding the nature, extent, and quality of services provided to the Fund by Allspring Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Allspring Global Investments, of which Allspring Funds Management and the Sub-Adviser are a part, and a summary of investments made in the Allspring Global Investments business. The Board also considered information about retention arrangements with respect to key personnel of Allspring Global Investments that were put in place in connection with the Transaction. The Board took into account information about the services that continue to be provided by Wells Fargo & Co. and/or its affiliates (“Wells Fargo”) since the Transaction under a transition services agreement and the anticipated timeline for exiting the transition services agreement. In addition, the Board received and considered information about the full range of services provided to the Fund by Allspring Funds Management and its affiliates.
1
The trade name for the asset management firm that includes Allspring Funds Management and the Sub-Adviser is “Allspring Global Investments.”

Allspring Minnesota Tax-Free Fund  | 37

Other information (unaudited)
The Board considered the qualifications, background, tenure, and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Allspring Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel.
The Board further considered the compliance programs and compliance records of Allspring Funds Management and the Sub-Adviser. The Board received and considered information about Allspring Global Investments’ risk management functions, which included information about Allspring Funds Management’s and the Sub-Adviser’s business continuity plans, their approaches to data privacy and cybersecurity, and Allspring Funds Management’s role as administrator of the Fund’s liquidity risk management program. The Board also received and considered information about Allspring Funds Management’s intermediary and vendor oversight program.
Fund investment performance and expenses
The Board considered the investment performance results for the Fund over various time periods ended December 31, 2022. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of the Universe for all periods under review. The Board also noted that the investment performance of the Fund was higher than the investment performance of its benchmark index, the Bloomberg Municipal Bond Index, for the one- and three-year periods under review, in range of the investment performance of its benchmark index for the five-year period under review and lower than the investment performance of its benchmark index for the ten-year period under review.
The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were in range of the median net operating expense ratios of the expense Groups for each share class, except that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for the Institutional Class. The Board noted that Allspring Funds Management had agreed to reduce the net operating expense caps for the Fund’s Class A shares.
The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment management and sub-advisory fee rates
The Board reviewed and considered the contractual fee rates payable by the Fund to Allspring Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Allspring Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Allspring Funds Management to the Sub-Adviser for investment sub-advisory services. It was noted that advisory fee waivers, if any, are at the fund level and not class level.
Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than the sum of these average rates for the Fund’s expense Groups for all share classes, except that the Management Rates of the Fund were equal to the sum of these average rates for the Fund’s expense Groups for the Class A shares.
The Board also received and considered information about the portion of the total management fee that was retained by Allspring Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Allspring Funds Management and not delegated to or assumed by the Sub-Adviser, and about Allspring Funds Management’s on-going oversight services. Given the affiliation between Allspring Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.
The Board also received and considered information about the nature and extent of services offered and fee rates charged by Allspring Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

38 | Allspring Minnesota Tax-Free Fund

Other information (unaudited)
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Allspring Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.
Profitability
The Board received and considered information concerning the profitability of Allspring Funds Management, as well as the profitability of Allspring Global Investments, from providing services to the fund complex as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the complex was subsumed in the Allspring Global Investments profitability analysis.
Allspring Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and differences in how Allspring Global Investments calculates its pre-tax profit metric versus the methodology used when Allspring Funds Management was part of Wells Fargo. It was noted that the impact of such differences had only minor impact on the financial results presented. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type, and age of fund.
Based on its review, the Board did not deem the profits reported by Allspring Funds Management or Allspring Global Investments from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Allspring Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Allspring Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Allspring Funds Management’s arrangements with respect to the Fund, including contractual breakpoints and reductions in the net operating expense caps for the Fund’s Class A shares, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
Other benefits to Allspring Funds Management and the Sub-Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Allspring Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that Allspring Funds Distributor, LLC, an affiliate of Allspring Funds Management, receives distribution-related fees in respect of shares sold or held through it.
The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser and fees earned in the past by Allspring Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund complex’s securities lending collateral.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

Allspring Minnesota Tax-Free Fund  | 39

Other information (unaudited)
Liquidity risk management program
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, which is reasonably designed to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund’s investment manager, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the “Council”) composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 16-17, 2023, the Board received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2022 through December 31, 2022 (the “Reporting Period”). The Report noted significant liquidity events impacting the Funds related to extended foreign market holidays as well as the difficulty of trading and settlement of most Russia-related securities due to sanctions activity. The Report noted that there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage the Fund’s, including the Fund’s, liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

40 | Allspring Minnesota Tax-Free Fund

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2023 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-07052023-bln5fp78 08-23
AR0003 06-23

Allspring Municipal Bond Fund
Annual Report
June 30, 2023

The views expressed and any forward-looking statements are as of June 30, 2023, unless otherwise noted, and are those of the Fund’s portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.
Allspring Municipal Bond Fund  | 1

Letter to shareholders (unaudited)

Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Municipal Bond Fund for the 12-month period that ended June 30, 2023. Globally, stocks and bonds experienced heightened volatility through the period. The market was focused on persistently high inflation and the impact of ongoing aggressive central bank rate hikes. Compounding these concerns were the global reverberations of the Russia-Ukraine war. Riskier assets rallied in 2023, with anticipation of an end to the tight monetary policy despite concerns of a possible impending recession. After suffering deep and broad losses through 2022, bonds now benefit from a base of higher yields that can help generate higher income. However, ongoing rate hikes continued to be a headwind during recent months.
For the 12-month period, stocks generally outperformed bonds—both domestic U.S. and global. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 19.59%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 12.72%, while the MSCI EM Index (Net) (USD)3 had more muted performance, with a gain of 1.75%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -0.94%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 fell 1.83%, the Bloomberg Municipal Bond Index6 gained 3.19%, and the ICE BofA U.S. High Yield Index7 returned 8.97%.
Despite high inflation and central bank rate hikes, markets rallied.
Markets rebounded from a rough first half of the calendar year in July 2022, led by U.S. stocks. While U.S. economic activity showed signs of waning, the country’s labor market remained strong:  July nonfarm payrolls grew by more than 500,000 and U.S. unemployment dipped to 3.5%. Meanwhile, crude oil and retail gasoline prices—major contributors to recent overall inflation—fell substantially from earlier highs. And while U.S. home prices rose, sales fell as houses became less affordable with mortgage rates at a 13-year high. The Federal Reserve (Fed) raised the federal funds rate 0.75% in July—to a range of 2.25% to 2.50%—and forecasts pointed to further rate hikes.
August was a broadly challenging month. High inflation persisted, cresting 9% in the eurozone on an annual basis and remaining above 8% in the U.S. despite the Fed’s aggressive monetary policy and a major drop in global crude oil and gasoline prices from their June peak. One positive was the resilient U.S. jobs market. However, the Fed’s job was clearly not complete. One longer-term bright spot was the U.S. Congress’s passage of the Inflation Reduction Act. Its primary stated goals include to reduce inflation (though not immediately) by curbing the deficit, capping health care spending by seniors, and investing in domestic sources of clean energy.
“ Markets rebounded from a rough first half of the calendar year in July 2022, led by U.S. stocks. While U.S. economic activity showed signs of waning, the country’s labor market remained strong. ”
1
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.
2
The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source:  MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
3
The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.
4
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
5
The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
6
The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
7
The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high yield bonds. The index tracks the performance of high yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2023. ICE Data Indices, LLC. All rights reserved.
2 | Allspring Municipal Bond Fund

Letter to shareholders (unaudited)
In September, all asset classes suffered further major losses. Central banks kept up their battle against rapidly rising prices with more rate hikes. The strength of the U.S. dollar weighed on results for investors holding non-U.S.-dollar assets. U.S. mortgage rates jumped to near 7% on 30-year fixed-rate mortgages; the decreased housing affordability began to cool demand somewhat. The U.K. experienced a sharp sell-off of government bonds and the British pound in September as investors panicked in response to a new government budget that was seen as financially unsound. The Bank of England (BoE) then stepped in and bought long-dated government bonds.
Equities had a reprieve in October. Globally, developed markets outpaced emerging market equities, which were hurt by weakness among Chinese stocks. Central banks continued to try to curtail high inflation with aggressive interest rate hikes. Geopolitical risks persisted, including the ongoing Russia-Ukraine war and economic, financial market, and political turmoil in the U.K. Concerns over Europe’s energy crisis eased thanks to unseasonably warm weather and plentiful gas on hand. The U.S. labor market continued its resilience against rising prices as unemployment remained near a record low.
Stocks and bonds rallied in November. Economic news was encouraging, driven by U.S. labor market strength. Although central banks kept increasing rates, hopes rose for an easing in the pace of rate hikes and a possible end to central bank monetary tightening in 2023. Although inflation remained at record highs in the eurozone, we began to see signs of a possible decline in inflationary pressures as U.S. inflation moderated, with a 7.1% annual price rise in November and a monthly price increase of just 0.1%. China’s economic data remained weak, reflecting its zero-COVID-19 policy.
Financial markets cooled in December, with U.S. equities declining overall in response to a weakening U.S. dollar. Fixed income securities ended one of their worst years ever, with generally flat monthly returns as markets weighed the hopes for an end to the monetary tightening cycle with the reality that central banks had not completed their jobs yet. U.S. Consumer Price Index (CPI),1 data showed a strong consistent trend downward, which brought down the 12-month CPI to 6.5% in December from 9.1% in June. Other countries and regions reported still-high but declining inflation rates as the year wound down.
The year 2023 began with a rally across global equities and fixed income securities. Investor optimism rose in response to data indicating declining inflation rates and the reopening of China’s economy with the abrupt end to its zero-COVID-19 policy. The U.S. reported surprisingly strong job gains—employers added more than 500,000 jobs—and unemployment fell to 3.4%, the lowest level since 1969. Meanwhile, wage growth, seen as a potential contributor to ongoing high inflation, continued to moderate. All eyes remained fixed on the Fed and on how many more rate hikes remain in this tightening cycle. The 0.25% federal funds rate hike announced in January was the Fed’s smallest rate increase since March 2022.
Markets declined in February as investors responded unfavorably to resilient economic data. The takeaway:  Central banks would likely continue their monetary tightening cycle for longer than markets had priced in. In this environment—where strong economic data is seen as bad news—the resilient U.S. labor market was seen as a negative while the inflation rate was not falling quickly enough for the Fed, which raised interest rates by 0.25% in early February. Meanwhile, the BoE and the European Central Bank (ECB) both raised rates by 0.50%.
The collapse of Silicon Valley Bank in March, the second-largest banking failure in U.S. history, led to a classic bank run that spread to Europe, where Switzerland’s Credit Suisse was taken over by its rival, UBS. The banking industry turmoil created an additional challenge for central banks in balancing inflationary concerns against potential economic weakening. Meanwhile, recent data pointed to economic strength in the U.S., Europe, and China. And China’s economy continued to rebound after the removal of its COVID-19 lockdown. Inflation rates in the U.S., the U.K., and Europe all remained higher than central bank targets, leading to additional rate hikes in March.
“ The collapse of Silicon Valley Bank in March, the second-largest banking failure in U.S. history, led to a classic bank run that spread to Europe, where Switzerland’s Credit Suisse was taken over by its rival, UBS. ”
1
The U.S. Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
Allspring Municipal Bond Fund  | 3

Letter to shareholders (unaudited)
Economic data released in April pointed to global resilience, as Purchasing Managers Indexes1 in the U.S., U.K., and eurozone beat expectations and China reported first-quarter annualized economic growth of 4.5%. Despite banking industry stress, developed market stocks had monthly gains. The U.S. labor market remained strong, with a 3.5% jobless rate and monthly payroll gains above 200,000. However, uncertainty and inflationary concerns weighed on investors in the U.S. and abroad.
May was marked by a divergence between expanding activity in services and an overall contraction in manufacturing activity in the U.S., U.K., and eurozone. Core inflation remained elevated in the U.S. and Europe, despite the ongoing efforts of the Fed and ECB, which included rate hikes of 0.25% by both in May. Stubborn inflation and the resilient U.S. labor market led to expectations of further interest rate hikes, overall monthly declines across bond indexes, and mixed results for stocks in May. Investor worries over a U.S. debt ceiling impasse were modest, and market confidence was buoyed by a deal in late May to avert a potential U.S. debt default.
June featured the Fed’s first pause on interest rate hikes since March 2022, when it began its aggressive campaign to rein in inflation. However, core CPI, excluding food and energy prices, while continuing to decline, remained stubbornly high in June, at 4.8%, well above the Fed’s 2.0% target rate. With the U.S. unemployment rate still at 3.6%, near a historical low, and U.S. payrolls growing in June for the 30th consecutive month, expectations of more Fed rate hikes were reinforced. However, U.S. and global stocks had strong returns in June.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,

Andrew Owen
President
Allspring Funds
For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.
1
The Purchasing Managers Index (PMI) is an index of the prevailing direction of economic trends in the manufacturing and service sectors. You cannot invest directly in an index.
4 | Allspring Municipal Bond Fund

Letter to shareholders (unaudited)

Notice to Shareholders
 Beginning in July 2024, the Fund will be required by the Securities and Exchange Commission to send shareholders a paper copy of a new tailored shareholder report in place of the full shareholder report that you are now receiving. The tailored shareholder report will contain concise information about the Fund, including certain expense and performance information and fund statistics. If you wish to receive this new tailored shareholder report electronically, please follow the instructions on the back cover of this report.

 Other information that is currently included in the shareholder report, such as the Fund’s financial statements, will be available online and upon request, free of charge, in paper or electronic format.

Allspring Municipal Bond Fund  | 5

Performance highlights (unaudited)
Performance highlights
Investment objective	The Fund seeks current income exempt from federal income tax.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio manager	Terry J. Goode, Robert J. Miller, Nicholos Venditti

Average annual total returns (%) as of June 30, 2023
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]
Class A (WMFAX)	4-8-2005	-1.80	0.58	2.34	2.85	1.50	2.81	0.77	0.75
Class C (WMFCX)	4-8-2005	1.08	0.74	2.20	2.08	0.74	2.20	1.52	1.50
Class R6 (WMBRX)[3]	7-31-2018	–	–	–	3.23	1.87	3.14	0.39	0.39
Administrator Class (WMFDX)	4-8-2005	–	–	–	3.11	1.67	2.97	0.71	0.60
Institutional Class (WMBIX)	3-31-2008	–	–	–	3.18	1.82	3.12	0.44	0.44
Bloomberg Municipal Bond Index[4]	–	–	–	–	3.19	1.84	2.68	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

[1]
Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the Financial Highlights of this report.

[2]
The manager has contractually committed through October 31, 2023, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.75% for Class A, 1.50% for Class C, 0.40% for Class R6, 0.60% for Administrator Class and 0.45% for Institutional Class. Brokerage
commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees.
Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]
Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.

[4]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to high-yield securities risk and municipal securities risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the Alternative Minimum Tax (AMT). Any capital gains distributions may be taxable.

6 | Allspring Municipal Bond Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of June 30, 2023[1]

[1]
The chart compares the performance of Class A shares for the most recent ten years with the Bloomberg Municipal Bond Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

Allspring Municipal Bond Fund | 7

Performance highlights (unaudited)
MANAGER’S DISCUSSION
Fund highlights
•The Fund (Class A, excluding sales charges) underperformed its benchmark, the Bloomberg Municipal Bond Index, for the 12-month period that ended June 30, 2023. Duration, yield-curve positioning, and credit were the main drivers of performance while sector was neutral and selection was a modest detractor.
•We were overweight A-rated bonds, which outperformed the overall market, and underweight AA-rated and AAA-rated bonds, which underperformed the market. This positioning offset an overweight to BBB-rated bonds, which also trailed the market.
•Curve positioning was a modest contributor. We were overweight to 17+ year bonds, which outperformed, and underweight inside of the 8-year segment, which underperformed. However, a slight underweight to 8-year to 12-year bonds detracted as bonds in that range outperformed.
•We tactically added to duration during the period, from short to the benchmark during the first half to neutral in the first quarter of 2023 to modestly long at period-end.
•Sector allocation was modestly positive while selection was neutral.
Global economies increase lending rates in hopes of taming runaway inflation.
Entering 2022, the excitement of a post-pandemic world gave way to new whispers and fears of higher prices and broad-based inflation caused by supply chain bottlenecks, increased housing costs, wage increases, and employment market distortions. Those fears quickly became reality and prices began to rise at a historic rate. The U.S. Federal Open Market Committee acted quickly and with purpose:  ending open market purchases, reducing its balance sheet, and raising the benchmark overnight lending rate at each monthly meeting through 2022 and early 2023. Fixed income and equity markets fell sharply but began to recover as annual inflation numbers peaked in June and began to recede.
The U.S. unemployment rate, which reached a multigenerational high of more than 14% in the spring of 2020, fell throughout the past year and has settled below 4%. Employers continue to add new jobs, especially in service-oriented industries, and the resulting wage increases have further contributed to inflationary pressures. After the U.S. gross domestic product (GDP) turned negative in the first and second quarters of 2022, it expanded at rates above 2% in each subsequent quarter. The federal funds rate, which began 2022 at 0.25% to 0.50%, was raised 10 consecutive times before a pause in June 2023. It now sits at 5.25% to 5.50% as the Federal Reserve (Fed) attempts to curb inflation. In this environment, some form of recession seems imminent.
In the wake of continued rate increases, U.S. fixed income yields rose dramatically as investors reacted to Fed actions, with the yield on the 10-year Treasury ending the period near 4%. Rising Treasury yields affected all fixed income sectors in 2022, with all seeing their worst returns in more than 40 years. The U.S. Treasury yield curve remained substantially inverted throughout the period, which has driven many investors into shorter-term interest-bearing vehicles, including money markets.
Municipals sold off drastically to start the period but began to rebound in the fourth quarter of 2022. The Bloomberg Municipal Bond Index fell nearly 8% and the broader municipal market had more than $124 billion in outflows before stabilizing early in 2023. For the first time in history, the municipal yield curve also inverted but not to the degree seen in Treasuries.

Credit quality as of June 30, 2023[1]

7%
AAA/Aaa
39%
AA/Aa
36%
A/A
11%
BBB/Baa
3%
BB/Ba
4%
CCC/Caa and below

[1]
The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the portfolio with the ratings depicted in the chart are calculated based on the market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of the three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D
(lowest). Ratings from A to CCC may be modified by the addition of a plus
(+) or minus (-) sign to show relative standing within the rating categories.
Standard & Poor’s rates the creditworthiness of short-term notes from
SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from
MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

8 | Allspring Municipal Bond Fund

Performance highlights (unaudited)
While this environment has certainly been painful for municipal investors, the drawdown has created significantly improved opportunities and entry points. Municipal to Treasury ratios ended the period elevated but at far better levels than in 2021. Municipal credit spreads have widened substantially while the underlying fundamental credit of municipalities remains strong, following trillions of dollars in government stimulus. We believe investors will continue to return to the municipal market in the latter half of 2023, attracted by increased yields, positive fundamental strength, and good relative value.
Market volatility was the norm during the period.
Coming into the fiscal year, municipal bonds had experienced their worst six-month period on record, down 8.98% through June 30, 2022. The strong technicals that had driven the market to record-low yields had evaporated and unwound with negative fund flows across the industry accelerating. According to the Bloomberg AAA scale, the 10-year municipal bond yield increased from 0.94% on December 31, 2021, to 2.60% on June 30, 2022, an increase of 166 basis points (bps; 100 bps equal 1.00%). As the period began in July 2022, negative fund flows continued, but the market began to stabilize. Price returns were still negative for the first half of the period, but income was sufficient to more than offset the declines, resulting in a modestly positive total return of 0.50%. The market continued to improve in the second half as the Bloomberg Municipal Bond Index returned 2.67% over this period. Over the entire period, the municipal market had a total return of 3.19%, pretty much on par with corporates, U.S. Treasuries, and the Bloomberg U.S. Aggregate Bond Index.* Adjusted for taxes, municipal bonds outperformed these fixed income alternatives by a wide margin.
Duration positioning, yield curve, and credit allocation contributed to performance with selection a modest detractor.
We tactically moved duration during the period as we refined our outlook. This active duration management contributed to relative performance. We began the period short duration to the benchmark in anticipation of higher rates. This worked well as the Fed aggressively raised rates in an effort to tame inflation. Around mid-September, after the market had sold off aggressively for most of the year, municipal bonds had cheapened to a level we felt represented a compelling value and we began extending duration closer to neutral. We remained close to neutral through March and extended to about 105% of the benchmark by the end of the period in anticipation of strong summer seasonals and believing that most rate increases are behind us.
Our curve positioning also contributed to performance. Overall, our underweight to shorter-dated bonds and overweight to bonds 15 years and longer was positive as shorter bonds underperformed and longer-dated bonds outperformed. We began the period underweight to longer-dated bonds, which was positive in the first half as longer-dated bonds underperformed by a wide margin. As we extended duration, we did so with longer-dated bonds (primarily the 20- to 25-year part of the curve), going from an underweight in the first half of the period to an overweight in the second half, which was positive as longer-dated bonds outperformed during the second half.
Within yield curve positioning, we were slightly overweight bonds in the 8-year to 12-year space. This position detracted from relative performance as that portion of the yield curve outperformed the broader index.

Effective maturity distribution as of June 30, 2023[1]

0-1 year
5%
1-3 year(s)
5%
3-5 years
4%
5-10 years
15%
10-20 years
35%
20-30 years
35%
30+ years
1%

[1]	Figures represent the percentage of the Fund’s long-term investments. These amounts are subject to change and may have changed since the date specified.
Credit allocation contributed to performance. We were overweight A-rated bonds, which performed well, and underweight AA-rated and AAA-rated bonds, which performed poorly. This positioning offset an overweight to BBB-rated bonds, which also trailed the market. As we extended duration, we focused on buying higher-quality bonds (those rated A or above), which improved the portfolio’s overall credit quality. We believe this is prudent:  Although credit spreads have widened, we don’t believe they represent good value at current levels, and we expect them to widen further if the economy slows or we enter a recession. Simply stated, we believe there will be a better entry point for lower investment-grade bonds and possibly high yield after the rate increases have more time to play out.
Our sector allocation was a modest contributor to performance. We were underweight state and local general obligation (GO) bonds, electric revenue bonds, and housing bonds, which was positive as these sectors underperformed. Overweights to the hospital, transportation, education, water and sewer, and special tax sectors were positive as these sectors had strong performance. An overweight to industrial development revenue/pollution control revenue bonds detracted as this sector had sub-par performance. Underweights to New York, New Jersey, and California detracted but were largely offset by overweights to Illinois and Pennsylvania. Overweights to higher-coupon bonds also contributed to performance.
*
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

Allspring Municipal Bond Fund | 9

Performance highlights (unaudited)
The outlook remains favorable for active bond management, in our view.
Fundamental credit factors remain strong in the municipal bond market as municipal credit is the strongest it has been in decades. We believe the Fed will continue its monetary tightening policy well into the second half of calendar-year 2023 to combat higher-than-average inflation and we are looking for signs of a slowing national economy. These actions should only have a modest effect on municipal credit quality and that, coupled with a weak technical market, makes municipal bonds attractive for buying lower-investment-grade bonds in the revenue and local GO sectors at attractive spreads relative to the past decade. We believe the Fed will reach its terminal rate in the second half of 2023, and with its view of higher rates for longer in 2024, there will be opportune times to invest.
We believe the outlook for bond selection remains favorable. Increased dispersion within rating tiers and sectors offers the opportunity for differentiation among credits. As the period ended, primary and secondary market opportunities were favorable due to cheaper valuations relative to U.S. Treasuries and wider credit spreads.

10 | Allspring Municipal Bond Fund

Fund expenses (unaudited)
Fund expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2023 to June 30, 2023.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 1-1-2023	Ending account value 6-30-2023	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,026.77	$3.77	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.08	$3.76	0.75%
Class C
Actual	$1,000.00	$1,022.96	$7.52	1.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.36	$7.50	1.50%
Class R6
Actual	$1,000.00	$1,028.63	$1.91	0.38%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.91	$1.91	0.38%
Administrator Class
Actual	$1,000.00	$1,027.52	$3.02	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	$3.01	0.60%
Institutional Class
Actual	$1,000.00	$1,028.38	$2.16	0.43%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.66	$2.16	0.43%

[1]
Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half-year period).

Allspring Municipal Bond Fund  | 11

Portfolio of investments—June 30, 2023
Portfolio of investments

	Principal	Value
Closed-end fund obligations: 0.66%
California: 0.50%
Nuveen California AMT-Free Quality Municipal Income Fund Preferred Shares Series A (320 shares) 4.63%144Aø	$32,000,000	$32,000,000
New York: 0.16%
Nuveen New York AMT-Free Quality Municipal Income Fund (100 shares) 4.63%144Aø	10,000,000	10,000,000
Total closed-end fund obligations (Cost $42,000,000)		42,000,000

	Interest rate	Maturity date
Municipal obligations: 99.34%
Alabama: 2.67%
Airport revenue: 0.07%
Birmingham Airport Authority (BAM Insured)	4.00%	7-1-2036	500,000	511,415
Birmingham Airport Authority (BAM Insured)	4.00	7-1-2037	500,000	507,489
Birmingham Airport Authority (BAM Insured)	4.00	7-1-2038	400,000	401,787
Birmingham Airport Authority (BAM Insured)	5.00	7-1-2029	750,000	833,319
Birmingham Airport Authority (BAM Insured)	5.00	7-1-2030	500,000	564,423
Birmingham Airport Authority (BAM Insured)	5.00	7-1-2032	600,000	675,178
Birmingham Airport Authority (BAM Insured)	5.00	7-1-2033	650,000	730,734
				4,224,345
Education revenue: 0.08%
Jacksonville Public Educational Building Authority Jacksonville State University Series A (AGM Insured)	5.25	8-1-2048	4,500,000	4,903,518
Health revenue: 0.57%
Alabama Special Care Facilities Financing Authority-Birmingham Ascension Health Credit Group Series B	5.00	11-15-2046	11,000,000	11,181,228
Health Care Authority for Baptist Health Series A	5.00	11-15-2031	11,970,000	13,244,431
Health Care Authority for Baptist Health Series Bø	5.30	11-1-2042	10,000,000	10,000,000
UAB Medicine Finance Authority UAB Medicine Obligated Group Series B	5.00	9-1-2034	1,000,000	1,091,956
UAB Medicine Finance Authority UAB Medicine Obligated Group Series B	5.00	9-1-2035	1,000,000	1,083,482
				36,601,097
Housing revenue: 0.12%
Huntsville Public Building Authority City of Huntsville	5.00	2-1-2052	7,000,000	7,437,650
Utilities revenue: 1.73%
Black Belt Energy Gas District (Royal Bank of Canada LIQ)øø	4.00	6-1-2051	5,500,000	5,433,669
Black Belt Energy Gas District Series Cøø	5.25	2-1-2053	23,000,000	24,076,828
Lower Alabama Gas Districtøø	4.00	12-1-2050	20,590,000	20,470,922
Southeast Alabama Gas Supply District Project No. 2 Series Aøø	4.00	6-1-2049	28,850,000	28,794,144
Southeast Energy Authority A Cooperative District Project No. 1 Series Aøø	4.00	11-1-2051	2,465,000	2,433,793
The accompanying notes are an integral part of these consolidated financial statements.
12 | Allspring Municipal Bond Fund

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Utilities revenue (continued)
Southeast Energy Authority A Cooperative District Project No. 2 Series Bøø	4.00%	12-1-2051	$3,000,000	$2,916,110
Southeast Energy Authority A Cooperative District Project No. 5 Series Aøø	5.25	1-1-2054	25,000,000	26,139,888
				110,265,354
Water & sewer revenue: 0.10%
County of Jefferson Sewer Revenue Series B CAB (AGM Insured)¤	0.00	10-1-2025	710,000	632,415
County of Jefferson Sewer Revenue Series B CAB (AGM Insured)¤	0.00	10-1-2026	3,000,000	2,540,558
County of Jefferson Sewer Revenue Series B CAB (AGM Insured)¤	0.00	10-1-2029	4,115,000	2,950,922
				6,123,895
				169,555,859
Alaska: 0.03%
Health revenue: 0.03%
Alaska Industrial Development & Export Authority Dena’ Nena’ Henash Series A	5.00	10-1-2033	1,930,000	2,075,494
Arizona: 1.33%
Education revenue: 0.22%
IDA of the City of Phoenix Arizona Legacy Traditional School Obligated Group Series A144A	6.50	7-1-2034	2,000,000	2,039,030
IDA of the County of Pima American Leadership Academy, Inc. Series 2022144A	4.00	6-15-2029	2,905,000	2,796,154
IDA of the County of Pima American Leadership Academy, Inc. Series 2022144A	4.00	6-15-2041	3,195,000	2,613,017
IDA of the County of Pima Noah Webster Schools-Mesa Series A	7.00	12-15-2043	3,225,000	3,256,893
La Paz County IDA Imagine Desert West Middle, Inc. Series A144A	5.75	6-15-2038	1,085,000	1,036,807
La Paz County IDA Imagine Desert West Middle, Inc. Series A144A	5.88	6-15-2048	2,435,000	2,245,421
Tender Option Bond Trust Receipts/Certificates Series 2020- XF2862 (Mizuho Capital Markets LLC LOC, Mizuho Capital Markets LLC LIQ)144Aø	4.41	12-15-2047	150,000	150,000
				14,137,322
GO revenue: 0.06%
Maricopa County Special Health Care District Series D	4.00	7-1-2035	3,500,000	3,628,492
Health revenue: 0.32%
Arizona Health Facilities Authority Banner Health Obligated Group Series A	5.00	1-1-2044	5,000,000	5,042,500
Maricopa County IDA Banner Health Obligated Group Series A	4.00	1-1-2041	15,750,000	15,469,459
				20,511,959
Industrial development revenue: 0.07%
Maricopa County IDA Commercial Metals Co. AMT144A	4.00	10-15-2047	4,000,000	3,425,880
Maricopa County Pollution Control Corp. Southern California Edison Co. Series A	2.40	6-1-2035	1,000,000	787,448
				4,213,328
The accompanying notes are an integral part of these consolidated financial statements.
Allspring Municipal Bond Fund  | 13

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Miscellaneous revenue: 0.63%
City of Phoenix Civic Improvement Corp. Series D	4.00%	7-1-2040	$3,000,000	$2,957,294
City of Phoenix Civic Improvement Corp. Airport Revenue Series B AMT	5.00	7-1-2044	5,570,000	5,801,700
City of Phoenix Civic Improvement Corp. Excise Tax Revenue Series A	5.00	7-1-2034	13,875,000	14,346,821
City of Phoenix Civic Improvement Corp. Water System Revenue	5.00	7-1-2034	8,805,000	9,281,371
Navajo Nation Series A144A	5.50	12-1-2030	7,275,000	7,510,930
				39,898,116
Water & sewer revenue: 0.03%
City of Mesa Utility System Revenue	4.00	7-1-2042	1,000,000	1,005,198
City of Mesa Utility System Revenue	4.00	7-1-2043	1,000,000	1,004,785
				2,009,983
				84,399,200
Arkansas: 0.04%
Miscellaneous revenue: 0.04%
Arkansas Development Finance Authority Public Safety Charges Revenue	4.00	6-1-2038	1,170,000	1,159,800
Arkansas Development Finance Authority Public Safety Charges Revenue	4.00	6-1-2039	1,000,000	994,848
Arkansas Development Finance Authority Public Safety Charges Revenue	4.00	6-1-2040	500,000	498,008
				2,652,656
California: 5.03%
Airport revenue: 1.30%
City of Los Angeles Department of Airports Series A AMT	5.00	5-15-2034	1,465,000	1,561,228
City of Los Angeles Department of Airports Series A AMT	5.00	5-15-2046	7,000,000	7,338,299
City of Los Angeles Department of Airports Series A AMT	5.25	5-15-2041	2,500,000	2,743,027
City of Los Angeles Department of Airports Series A AMT	5.25	5-15-2042	2,000,000	2,185,363
City of Los Angeles Department of Airports Series A AMT	5.25	5-15-2048	18,000,000	18,842,006
City of Los Angeles Department of Airports Series B AMT	5.00	5-15-2034	1,750,000	1,815,622
City of Los Angeles Department of Airports Series G AMT	5.25	5-15-2047	3,000,000	3,210,408
City of Los Angeles Department of Airports Series H AMT	5.50	5-15-2047	5,000,000	5,474,719
Port of Oakland Series H AMT	5.00	5-1-2026	2,500,000	2,583,212
Port of Oakland Series H AMT	5.00	5-1-2029	1,875,000	2,020,704
San Francisco City & County Airport Commission San Francisco International Airport Series A AMT	4.00	5-1-2052	1,500,000	1,403,339
San Francisco City & County Airport Commission San Francisco International Airport Series A AMT	5.00	5-1-2052	3,000,000	3,142,275
San Francisco City & County Airport Commission San Francisco International Airport Series B AMT	5.00	5-1-2046	30,000,000	30,408,156
				82,728,358
Education revenue: 0.13%
California Municipal Finance Authority Albert Einstein Academy Charter School/Charter Middle School Series A	7.13	8-1-2043	2,230,000	2,236,098
The accompanying notes are an integral part of these consolidated financial statements.
14 | Allspring Municipal Bond Fund

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Education revenue (continued)
California School Finance Authority Aspire Public Schools Obligated Group Series A144A	5.00%	8-1-2042	$1,000,000	$1,004,969
University of California Series K	4.00	5-15-2046	5,075,000	5,060,280
				8,301,347
GO revenue: 0.83%
Alhambra Unified School District Series B (AGC Insured)¤	0.00	8-1-2031	7,500,000	5,783,881
Alhambra Unified School District Series B (AGM Insured)¤	0.00	8-1-2031	2,175,000	1,677,325
Alhambra Unified School District Series B (AGM Insured)¤	0.00	8-1-2032	3,795,000	2,810,396
Alhambra Unified School District Series B (AGM Insured)¤	0.00	8-1-2034	5,000,000	3,414,933
Alhambra Unified School District Series B (AGM Insured)¤	0.00	8-1-2035	6,700,000	4,336,644
Colton Joint Unified School District Series B (AGM Insured)¤	0.00	8-1-2031	1,000,000	754,233
Colton Joint Unified School District Series B (AGM Insured)¤	0.00	8-1-2032	1,000,000	724,225
Colton Joint Unified School District Series B (AGM Insured)¤	0.00	8-1-2033	1,000,000	696,161
Compton Community College District Series C CAB¤	0.00	8-1-2032	2,515,000	1,808,488
Compton Community College District Series C CAB¤	0.00	8-1-2033	2,000,000	1,381,348
El Monte Union High School District CAB (AGM Insured)¤	0.00	6-1-2030	2,000,000	1,604,597
El Monte Union High School District CAB (AGM Insured)¤	0.00	6-1-2031	2,000,000	1,545,170
El Monte Union High School District CAB (AGM Insured)¤	0.00	6-1-2032	1,660,000	1,231,132
El Monte Union High School District CAB (AGM Insured)¤	0.00	6-1-2033	1,230,000	875,843
Los Angeles Unified School District Series RYQ	4.00	7-1-2044	11,000,000	10,890,140
Ontario Montclair School District (AGC Insured)¤	0.00	8-1-2028	1,500,000	1,267,520
Ontario Montclair School District (AGC Insured)¤	0.00	8-1-2030	2,000,000	1,571,678
San Diego Unified School District Series C¤	0.00	7-1-2031	2,000,000	1,549,914
San Diego Unified School District Series C¤	0.00	7-1-2033	1,000,000	715,222
San Diego Unified School District Series C¤	0.00	7-1-2034	2,000,000	1,374,909
Whittier City School District Series C	5.25	8-1-2046	4,850,000	5,169,582
Wiseburn School District Series B (AGM Insured)¤	0.00	8-1-2034	2,530,000	1,681,574
				52,864,915
Health revenue: 0.88%
California HFFA Kaiser Foundation Hospitals Series A-2	4.00	11-1-2044	10,000,000	9,848,642
California HFFA Stanford Health Care Obligated Group Series A	4.00	8-15-2050	13,450,000	13,200,278
California HFFA Sutter Health Obligated Group Series A	5.00	11-15-2048	3,000,000	3,108,232
California PFA Kendal at Sonoma Obligated Group Series B-3144A	2.13	11-15-2027	4,000,000	3,854,676
California Statewide CDA CommonSpirit Health Obligated Group Series E (AGM Insured)€øø	4.80	7-1-2040	13,775,000	13,775,000
California Statewide Communities Development Authority Scripps Health Obligated Group Series A (U.S. Bank N.A. LOC)ø	2.60	8-1-2035	695,000	695,000
Regents of the University of California Medical Center Pooled Revenue Series L	4.00	5-15-2037	7,525,000	7,547,250
Regents of the University of California Medical Center Pooled Revenue Series L	5.00	5-15-2047	3,885,000	4,026,737
				56,055,815
Housing revenue: 0.37%
California Community Housing Agency California Community Housing Agency Serenity at Larkspur Apartments Series A144A	5.00	2-1-2050	1,000,000	823,315
The accompanying notes are an integral part of these consolidated financial statements.
Allspring Municipal Bond Fund  | 15

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Housing revenue (continued)
California Housing Finance Agency Series 2	4.00%	3-20-2033	$3,067,234	$3,012,017
California Statewide Communities Development Authority Community Improvement Authority Pasadena Portfolio Series B144A	4.00	12-1-2056	1,500,000	1,062,713
Ontario PFA Series A (AGM Insured)	5.00	11-1-2047	2,750,000	3,026,379
Pasadena PFA Series A¤	0.00	3-1-2027	2,095,000	1,841,163
Pasadena PFA Series A¤	0.00	3-1-2028	4,450,000	3,778,089
Pasadena PFA Series A¤	0.00	3-1-2029	4,520,000	3,706,180
Pasadena PFA Series A¤	0.00	3-1-2031	2,185,000	1,663,815
Pasadena PFA Series A¤	0.00	3-1-2032	2,000,000	1,461,069
Pasadena PFA Series A¤	0.00	3-1-2033	4,295,000	3,008,892
				23,383,632
Industrial development revenue: 0.07%
California Infrastructure & Economic Development Bank DesertXpress Enterprises LLC Series A AMT144Aøø	3.65	1-1-2050	4,250,000	4,232,021
Miscellaneous revenue: 0.15%
Hayward Unified School District COP	5.25	8-1-2047	5,000,000	5,203,208
Mesa Water District COP	4.00	3-15-2039	500,000	509,806
Mesa Water District COP	4.00	3-15-2040	500,000	506,511
Mesa Water District COP	4.00	3-15-2045	1,200,000	1,197,917
Pittsburg PFA Water Revenue Series A (AGM Insured)	4.13	8-1-2047	2,000,000	1,963,855
				9,381,297
Tax revenue: 0.01%
San Diego County Regional Transportation Commission Series A	5.00	4-1-2048	915,000	952,514
Tobacco revenue: 0.03%
California County Tobacco Securitization Agency Series A	4.00	6-1-2039	500,000	493,609
California County Tobacco Securitization Agency Series A	4.00	6-1-2040	300,000	294,562
California County Tobacco Securitization Agency Series A	4.00	6-1-2049	1,200,000	1,108,725
				1,896,896
Transportation revenue: 0.51%
Bay Area Toll Authority Series A (SIFMA Municipal Swap+1.25%)±	5.26	4-1-2036	23,545,000	23,681,048
Foothill-Eastern Transportation Corridor Agency Series C	4.00	1-15-2043	8,500,000	8,397,409
				32,078,457
Utilities revenue: 0.75%
California Community Choice Financing Authority Series B-1øø	4.00	2-1-2052	2,360,000	2,344,467
California Community Choice Financing Authority Clean Energy Project Green Bond Series B-1øø	5.00	7-1-2053	10,000,000	10,506,608
California Community Choice Financing Authority Clean Energy Project Green Bond Series Cøø	5.25	1-1-2054	15,000,000	15,691,482
City of Vernon Electric System Revenue Series 2022-A	5.00	8-1-2039	450,000	468,082
City of Vernon Electric System Revenue Series 2022-A	5.00	8-1-2040	375,000	389,188
City of Vernon Electric System Revenue Series 2022-A	5.00	8-1-2041	420,000	435,356
City of Victorville Electric Revenue Series A	5.00	5-1-2036	1,210,000	1,365,695
The accompanying notes are an integral part of these consolidated financial statements.
16 | Allspring Municipal Bond Fund

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Utilities revenue (continued)
City of Victorville Electric Revenue Series A	5.00%	5-1-2037	$1,005,000	$1,119,880
M-S-R Energy Authority Series B	6.13	11-1-2029	14,180,000	15,215,577
				47,536,335
				319,411,587
Colorado: 4.39%
Airport revenue: 0.63%
City & County of Denver Airport System Revenue Series A AMT	5.00	12-1-2027	10,000,000	10,591,137
City & County of Denver Airport System Revenue Series A AMT	5.00	12-1-2034	21,855,000	24,071,709
City & County of Denver Airport System Revenue Series A AMT	5.00	12-1-2037	3,130,000	3,275,367
City & County of Denver Airport System Revenue Series B	5.25	11-15-2053	2,000,000	2,201,723
				40,139,936
Education revenue: 0.56%
Board of Governors of Colorado State University System Series E-1	5.00	3-1-2040	2,000,000	2,056,790
Colorado ECFA Alexander Dawson School LLC	5.00	2-15-2040	1,000,000	1,000,658
Colorado ECFA Aspen Ridge Preparatory School, Inc.144A	4.13	7-1-2026	250,000	244,469
Colorado ECFA Banning Lewis Ranch Academy Building Co. LLC	6.00	12-15-2037	2,965,000	3,071,764
Colorado ECFA Banning Lewis Ranch Academy Building Co. LLC Series B-2	7.00	12-15-2046	3,940,000	4,219,739
Colorado ECFA Ben Franklin Academy	5.00	7-1-2036	750,000	764,814
Colorado ECFA Community Leadership Academy, Inc.	7.00	8-1-2033	1,015,000	1,016,781
Colorado ECFA DCS Montessori Charter School	5.00	7-15-2037	1,150,000	1,151,217
Colorado ECFA New Summit Academy Series A144A	4.00	7-1-2051	715,000	535,494
Colorado ECFA Prospect Ridge Academy Series A	5.00	3-15-2035	2,000,000	2,141,490
Colorado ECFA Rocky Mountain Classical Academy Series A	7.50	9-1-2033	5,015,000	5,046,005
Colorado ECFA Rocky Mountain Classical Academy Series A	8.00	9-1-2043	5,930,000	5,970,721
Colorado ECFA Rocky Mountain Classical Academy Series A	8.13	9-1-2048	3,795,000	3,821,785
Colorado ECFA Twin Peaks Charter Academy Series A	6.50	3-15-2043	1,290,000	1,291,569
Colorado ECFA Union Colony Schools	5.00	4-1-2048	715,000	724,053
Colorado ECFA University Laboratory School144A	5.00	12-15-2028	600,000	614,756
Colorado School of Mines Series A (AGM Insured)	5.25	12-1-2047	1,730,000	1,884,755
				35,556,860
GO revenue: 0.39%
Broadway Station Metropolitan District No. 3 Series A	5.00	12-1-2049	1,250,000	973,076
Colorado International Center Metropolitan District No. 3	4.63	12-1-2031	500,000	473,388
Cornerstar Metropolitan District Series A	5.25	12-1-2047	1,000,000	956,113
Grand River Hospital District (AGM Insured)	5.25	12-1-2035	1,750,000	1,859,461
Park 70 Metropolitan District	5.00	12-1-2046	1,000,000	1,006,512
Thompson Crossing Metropolitan District No. 4	5.00	12-1-2049	2,125,000	1,867,971
Weld County School District No. RE-4	5.25	12-1-2047	13,000,000	14,594,473
Wheatlands Metropolitan District (BAM Insured)	5.00	12-1-2030	650,000	672,703
Wiggins School District No. RE-50J Adams Morgan & Weld Counties (BAM Insured)	4.00	12-1-2046	2,335,000	2,311,825
				24,715,522
The accompanying notes are an integral part of these consolidated financial statements.
Allspring Municipal Bond Fund  | 17

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Health revenue: 0.19%
Aspen Valley Hospital District	5.00%	10-15-2033	$600,000	$600,201
Colorado Health Facilities Authority AdventHealth Obligated Group Series A	4.00	11-15-2043	3,500,000	3,432,762
Colorado Health Facilities Authority Christian Living Neighborhoods Obligated Group	4.00	1-1-2042	1,000,000	732,381
Colorado Health Facilities Authority CommonSpirit Health Obligated Group Series A-2	5.00	8-1-2044	4,000,000	4,129,362
Colorado Health Facilities Authority Evangelical Lutheran Good Samaritan Obligated Group Series A	5.00	6-1-2040	1,000,000	1,035,685
Colorado Health Facilities Authority Intermountain Healthcare Obligated Group Series A	5.50	1-1-2035	1,000,000	1,010,662
Colorado Health Facilities Authority Parkview Medical Center, Inc. Obligated Group Series A	4.00	9-1-2045	500,000	452,642
Colorado Health Facilities Authority Sunny Vista Living Center Obligated Group Series A144A	5.00	12-1-2025	460,000	420,814
Denver Health & Hospital Authority Series A144A	5.00	12-1-2034	500,000	521,926
				12,336,435
Miscellaneous revenue: 1.20%
City of Longmont COP Series A	5.00	12-1-2034	1,000,000	1,007,200
City of Westminster COP Series A	5.00	12-1-2035	2,000,000	2,069,387
Colorado Bridge Enterprise Colorado High Performance Transportation Enterprise AMT	4.00	12-31-2029	2,705,000	2,732,237
Colorado Bridge Enterprise Colorado High Performance Transportation Enterprise AMT	4.00	6-30-2030	3,115,000	3,141,400
Colorado Bridge Enterprise Colorado High Performance Transportation Enterprise AMT	4.00	6-30-2031	665,000	670,635
Denver City & County School District No. 1 COP Series B	5.00	12-15-2035	1,000,000	1,035,377
Denver City & County School District No. 1 COP Series B	5.00	12-15-2045	1,200,000	1,229,426
E-470 Public Highway Authority Series A (NPFGC Insured)¤	0.00	9-1-2034	4,000,000	2,621,348
Park Creek Metropolitan District Park Creek Metropolitan District Westerly Creek District Service Area Series A	5.00	12-1-2045	500,000	502,533
State of Colorado COP	6.00	12-15-2039	4,225,000	5,073,321
State of Colorado COP	6.00	12-15-2041	27,500,000	32,758,184
State of Colorado COP Series A	4.00	12-15-2038	8,150,000	8,307,561
State of Colorado COP Series A	4.00	12-15-2039	3,250,000	3,297,828
State of Colorado COP Series N	4.00	3-15-2043	7,900,000	7,882,525
Westminster Public Schools (AGM Insured)	5.00	12-1-2048	3,500,000	3,714,410
				76,043,372
Tax revenue: 0.95%
City & County of Denver Pledged Excise Tax Revenue Series A	5.00	8-1-2044	3,000,000	3,100,723
City of Commerce City Sales & Use Tax Revenue (AGM Insured)	5.00	8-1-2044	1,250,000	1,272,054
Regional Transportation District Denver Transit Partners LLC Series A	4.00	7-15-2039	800,000	791,010
Regional Transportation District Denver Transit Partners LLC Series A	5.00	1-15-2031	500,000	552,246
Regional Transportation District Denver Transit Partners LLC Series A	5.00	7-15-2031	500,000	552,294
The accompanying notes are an integral part of these consolidated financial statements.
18 | Allspring Municipal Bond Fund

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Tax revenue (continued)
Regional Transportation District Sales Tax Revenue Fastracks Project Series A	5.00%	11-1-2041	$50,945,000	$52,917,453
Thornton Development Authority East 144th Avenue & I-25 Project Series B	5.00	12-1-2034	1,375,000	1,397,553
				60,583,333
Transportation revenue: 0.16%
Colorado High Performance Transportation Enterprise Plenary Roads Denver LLC AMT	5.75	1-1-2044	3,360,000	3,359,919
E-470 Public Highway Authority Series A	5.00	9-1-2034	1,300,000	1,471,235
E-470 Public Highway Authority Series A	5.00	9-1-2035	1,250,000	1,403,813
E-470 Public Highway Authority Series A	5.00	9-1-2036	1,400,000	1,555,391
E-470 Public Highway Authority Series A	5.00	9-1-2040	2,000,000	2,020,821
				9,811,179
Utilities revenue: 0.26%
City of Colorado Springs Utilities System Revenue Series Aø	3.95	11-1-2038	625,000	625,000
City of Colorado Springs Utilities System Revenue Series B-2	5.00	11-15-2038	3,000,000	3,013,194
Public Authority for Colorado Energy	6.50	11-15-2038	10,495,000	12,665,415
				16,303,609
Water & sewer revenue: 0.05%
Central Weld County Water District (AGM Insured)	4.00	12-1-2035	800,000	844,702
Central Weld County Water District (AGM Insured)	4.00	12-1-2037	400,000	408,963
Central Weld County Water District (AGM Insured)	4.00	12-1-2038	400,000	405,424
Central Weld County Water District (AGM Insured)	4.00	12-1-2039	450,000	455,241
Central Weld County Water District (AGM Insured)	4.00	12-1-2040	500,000	503,146
East Cherry Creek Valley Water & Sanitation District	5.00	11-15-2032	750,000	776,657
				3,394,133
				278,884,379
Connecticut: 1.27%
Education revenue: 0.34%
Connecticut State HEFA Quinnipiac University Series N	5.00	7-1-2048	5,000,000	5,295,458
Connecticut State HEFA Trustees of Trinity College Series R	4.00	6-1-2045	2,500,000	2,304,188
Connecticut State HEFA Trustees of Trinity College Series R	5.00	6-1-2037	950,000	1,029,208
Connecticut State HEFA Trustees of Trinity College Series R	5.00	6-1-2038	1,000,000	1,076,264
Connecticut State HEFA Trustees of Trinity College Series R	5.00	6-1-2039	1,600,000	1,714,976
Connecticut State HEFA Trustees of Trinity College Series R	5.00	6-1-2040	1,100,000	1,171,411
Connecticut State HEFA University of Hartford Series N	5.00	7-1-2031	75,000	76,123
Connecticut State HEFA University of Hartford Series N	5.00	7-1-2032	550,000	556,805
Connecticut State HEFA University of Hartford Series N	5.00	7-1-2033	605,000	610,916
Connecticut State HEFA University of Hartford Series N	5.00	7-1-2034	450,000	453,237
Connecticut State Higher Education Supplement Loan Authority Series B AMT	3.25	11-15-2036	1,350,000	1,193,750
Connecticut State Higher Education Supplement Loan Authority Series B AMT	5.00	11-15-2027	610,000	643,359
The accompanying notes are an integral part of these consolidated financial statements.
Allspring Municipal Bond Fund  | 19

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Education revenue (continued)
Connecticut State Higher Education Supplement Loan Authority Series B AMT	5.00%	11-15-2028	$530,000	$565,896
Connecticut State Higher Education Supplement Loan Authority Series B AMT	5.00	11-15-2029	515,000	555,458
University of Connecticut Series A	5.00	2-15-2039	1,510,000	1,646,667
University of Connecticut Series A	5.00	2-15-2040	2,500,000	2,716,871
				21,610,587
GO revenue: 0.13%
City of Bridgeport Series A	4.00	6-1-2039	1,750,000	1,723,632
City of New Britain Series A (BAM Insured)	5.00	3-1-2047	1,855,000	1,963,872
City of New Haven Series A (AGM Insured)	5.00	8-1-2039	3,000,000	3,174,111
State of Connecticut Series B	5.00	6-1-2041	1,250,000	1,365,464
				8,227,079
Health revenue: 0.17%
Connecticut State HEFA Connecticut Children’s Medical Center Obligated Group Series E	5.25	7-15-2048	3,700,000	3,985,213
Connecticut State HEFA McLean Affiliates Obligated Group Series A144A	5.00	1-1-2045	1,000,000	883,412
Connecticut State HEFA Stamford Hospital Obligated Group Series M	5.00	7-1-2032	2,705,000	2,995,953
Connecticut State HEFA Stamford Hospital Obligated Group Series M	5.00	7-1-2033	3,000,000	3,296,980
				11,161,558
Tax revenue: 0.63%
State of Connecticut Special Tax Revenue Series A	5.00	9-1-2028	10,105,000	10,319,604
State of Connecticut Special Tax Revenue Series A	5.00	5-1-2040	1,700,000	1,855,935
State of Connecticut Special Tax Revenue Series A	5.25	7-1-2043	3,000,000	3,410,329
State of Connecticut Special Tax Revenue Series A (AGM Insured)	4.00	5-1-2038	5,000,000	5,145,796
State of Connecticut Special Tax Revenue Series B	5.00	10-1-2036	5,000,000	5,403,373
State of Connecticut Special Tax Revenue Series B	5.00	10-1-2037	7,500,000	8,062,720
State of Connecticut Special Tax Revenue Series D	4.00	11-1-2039	2,000,000	2,029,650
State of Connecticut Special Tax Revenue Series D	4.00	11-1-2040	3,500,000	3,538,246
				39,765,653
				80,764,877
Delaware: 0.35%
Education revenue: 0.16%
County of Kent Charter School, Inc. Series A	4.00	5-1-2041	2,750,000	2,373,992
County of Kent Charter School, Inc. Series B	4.00	5-1-2024	30,000	29,407
Delaware State EDA Odyssey Charter School Series A144A	7.00	9-1-2045	7,500,000	7,691,660
				10,095,059
The accompanying notes are an integral part of these consolidated financial statements.
20 | Allspring Municipal Bond Fund

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
GO revenue: 0.04%
Tender Option Bond Trust Receipts/Certificates Series 2021- XF2945 (Mizuho Capital Markets LLC LOC, Mizuho Capital Markets LLC LIQ)144Aø	4.41%	6-15-2043	$2,840,000	$2,840,000
Transportation revenue: 0.15%
Delaware River & Bay Authority	4.00	1-1-2039	650,000	655,271
Delaware River & Bay Authority	4.00	1-1-2040	485,000	486,528
Delaware River & Bay Authority	4.00	1-1-2041	320,000	320,024
Delaware River & Bay Authority	4.00	1-1-2042	550,000	546,900
Delaware River & Bay Authority	4.00	1-1-2046	1,000,000	983,540
Delaware River & Bay Authority	5.00	1-1-2038	410,000	457,499
Delaware River & Bay Authority	5.00	1-1-2039	450,000	496,897
Delaware River & Bay Authority	5.00	1-1-2040	465,000	510,566
Delaware River & Bay Authority	5.00	1-1-2041	500,000	544,164
Delaware River & Bay Authority	5.00	1-1-2042	520,000	565,410
Delaware Transportation Authority Delaware Transportation Authority US 301 Project Revenue	5.00	6-1-2055	3,950,000	4,007,395
				9,574,194
				22,509,253
District of Columbia: 1.03%
Airport revenue: 0.18%
Metropolitan Washington Airports Authority Aviation Revenue Series A AMT	4.00	10-1-2038	2,500,000	2,478,405
Metropolitan Washington Airports Authority Aviation Revenue Series A AMT	4.00	10-1-2039	3,405,000	3,350,362
Metropolitan Washington Airports Authority Aviation Revenue Series A AMT	5.00	10-1-2032	5,000,000	5,538,803
				11,367,570
GO revenue: 0.36%
District of Columbia Series A	5.00	6-1-2037	5,000,000	5,313,863
District of Columbia Series A	5.00	10-15-2044	10,000,000	10,752,588
District of Columbia Series D	5.00	2-1-2046	6,150,000	6,699,466
				22,765,917
Health revenue: 0.12%
District of Columbia Children’s National Medical Center Obligated Group	5.00	7-15-2044	7,575,000	7,650,578
Housing revenue: 0.16%
Washington Metropolitan Area Transit Authority Dedicated Revenue Series A	4.00	7-15-2040	6,000,000	6,075,958
Washington Metropolitan Area Transit Authority Dedicated Revenue Series A	4.00	7-15-2045	1,000,000	993,588
Washington Metropolitan Area Transit Authority Dedicated Revenue Series A	4.00	7-15-2046	3,540,000	3,490,494
				10,560,040
The accompanying notes are an integral part of these consolidated financial statements.
Allspring Municipal Bond Fund  | 21

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Miscellaneous revenue: 0.04%
Washington Convention & Sports Authority Series A	4.00%	10-1-2036	$670,000	$682,471
Washington Convention & Sports Authority Series A	4.00	10-1-2037	1,115,000	1,125,246
Washington Convention & Sports Authority Series A	4.00	10-1-2039	640,000	639,777
				2,447,494
Tax revenue: 0.05%
Washington Convention & Sports Authority Series B	4.00	10-1-2037	1,000,000	1,009,189
Washington Convention & Sports Authority Series B	4.00	10-1-2038	1,000,000	1,004,589
Washington Convention & Sports Authority Series B	4.00	10-1-2039	1,000,000	999,651
				3,013,429
Transportation revenue: 0.12%
Metropolitan Washington Airports Authority Dulles Toll Road Revenue Series B (AGM Insured)	4.00	10-1-2049	8,000,000	7,717,371
				65,522,399
Florida: 6.06%
Airport revenue: 2.47%
County of Broward Airport System Revenue Series A AMT	5.00	10-1-2034	1,750,000	1,886,235
County of Broward Airport System Revenue Series A AMT	5.00	10-1-2036	12,440,000	12,660,668
County of Broward Airport System Revenue Series A AMT	5.00	10-1-2038	2,000,000	2,107,512
County of Broward Airport System Revenue Series Q-1	4.00	10-1-2042	4,800,000	4,706,618
County of Broward Port Facilities Revenue Series B AMT	4.00	9-1-2044	7,300,000	7,012,550
County of Miami-Dade Aviation Revenue AMT	5.00	10-1-2030	11,000,000	11,098,444
County of Miami-Dade Aviation Revenue AMT	5.00	10-1-2032	14,000,000	14,115,518
County of Miami-Dade Aviation Revenue Series A	4.00	10-1-2038	3,250,000	3,268,902
County of Miami-Dade Aviation Revenue Series A	4.00	10-1-2041	1,500,000	1,466,800
County of Miami-Dade Aviation Revenue Series A AMT	5.00	10-1-2033	5,000,000	5,045,221
County of Miami-Dade Aviation Revenue Series A AMT	5.00	10-1-2049	18,750,000	19,267,594
County of Miami-Dade Aviation Revenue Series B AMT	5.00	10-1-2040	18,000,000	18,463,201
County of Miami-Dade Seaport Department Series A AMT	5.25	10-1-2052	2,000,000	2,100,460
County of Miami-Dade Seaport Department Series B AMT	6.00	10-1-2033	500,000	502,987
Greater Orlando Aviation Authority Series A AMT	5.00	10-1-2046	3,000,000	3,050,954
Hillsborough County Aviation Authority Series A AMT	5.00	10-1-2048	7,000,000	7,204,983
Hillsborough County Aviation Authority Series E AMT	5.00	10-1-2048	10,000,000	10,316,460
Hillsborough County Aviation Authority Series F	5.00	10-1-2048	17,000,000	17,871,469
Jacksonville Port Authority Series B	5.00	11-1-2044	4,080,000	4,320,372
Jacksonville Port Authority Series B	5.00	11-1-2048	9,870,000	10,417,252
				156,884,200
Education revenue: 0.28%
Capital Trust Agency Renaissance Charter School, Inc. Series 2019 Obligated Group Series A144A	5.00	6-15-2039	3,610,000	3,376,197
Florida Development Finance Corp. Cornerstone Charter Academy A Challenge Foundation Academy, Inc.144A	5.00	10-1-2042	1,605,000	1,521,310
Florida Higher Educational Facilities Financial Authority Jacksonville University Series A-1144A	5.00	6-1-2048	2,000,000	1,802,593
The accompanying notes are an integral part of these consolidated financial statements.
22 | Allspring Municipal Bond Fund

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Education revenue (continued)
Volusia County Educational Facility Authority Embry-Riddle Aeronautical University, Inc. Series A	5.00%	10-15-2044	$6,500,000	$6,806,990
Volusia County Educational Facility Authority Embry-Riddle Aeronautical University, Inc. Series A	5.00	10-15-2049	4,000,000	4,159,835
				17,666,925
GO revenue: 0.53%
County of Miami-Dade Building Better Communities Program Series 2014-A	5.00	7-1-2043	12,935,000	13,317,659
County of Miami-Dade Public Health Trust Program Series A	4.00	7-1-2042	5,000,000	5,005,764
School Board of Miami-Dade County	5.00	3-15-2046	15,000,000	15,308,727
				33,632,150
Health revenue: 0.63%
City of Atlantic Beach Naval Continuing Care Retirement Foundation Obligated Group Series B	5.63	11-15-2043	5,000,000	4,925,176
City of Jacksonville Genesis Health, Inc. Obligated Group	4.00	11-1-2045	3,500,000	3,145,698
City of Tampa H Lee Moffitt Cancer Center & Research Institute Obligated Group Series B	4.00	7-1-2038	1,025,000	1,006,143
City of Tampa H Lee Moffitt Cancer Center & Research Institute Obligated Group Series B	4.00	7-1-2045	2,500,000	2,315,243
City of Tampa H Lee Moffitt Cancer Center & Research Institute Obligated Group Series B	5.00	7-1-2040	700,000	726,426
Holmes County Hospital Corp.	6.00	11-1-2038	2,500,000	2,233,006
Lee County IDA Shell Point Obligated Group	5.00	11-15-2044	11,265,000	10,849,153
Lee County IDA Shell Point Obligated Group	5.00	11-15-2049	5,500,000	5,184,863
Sarasota County Public Hospital District Obligated Group	5.00	7-1-2052	8,000,000	8,349,406
St. Johns County IDA Senior Living Vicar’s Landing Project Series A	4.00	12-15-2046	1,500,000	1,121,932
				39,857,046
Housing revenue: 0.48%
City of Orlando Series B	5.00	10-1-2033	1,525,000	1,554,676
City of Orlando Series B	5.00	10-1-2035	1,680,000	1,710,232
City of Orlando Series B	5.00	10-1-2036	1,765,000	1,796,332
County of Hillsborough	5.00	10-1-2038	8,000,000	8,211,351
Florida Housing Finance Corp. Journet Place LP Series 1144A	7.60	12-15-2047	755,000	791,899
Florida Housing Finance Corp. Villa Capri III Associates Ltd.	7.60	12-15-2042	2,435,000	2,437,768
Tender Option Bond Trust Receipts/Certificates Series 2022- XF3058 (Mizuho Capital Markets LLC LOC)144Aø	4.41	11-1-2035	14,260,000	14,260,000
				30,762,258
Industrial development revenue: 0.04%
Florida Development Finance Corp. Waste Pro USA, Inc. AMT	3.00	6-1-2032	3,500,000	2,779,406
Miscellaneous revenue: 0.69%
County of Broward Tourist Development Tax Revenue Convention Center Expansion	4.00	9-1-2047	15,000,000	14,312,302
County of Pasco State of Florida Cigarette Tax Revenue Series A (AGM Insured)	5.00	9-1-2048	1,000,000	1,071,348
The accompanying notes are an integral part of these consolidated financial statements.
Allspring Municipal Bond Fund  | 23

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Miscellaneous revenue (continued)
County of Pasco State of Florida Cigarette Tax Revenue Series A (AGM Insured)	5.50%	9-1-2044	$875,000	$980,198
Duval County Public Schools Series A (AGM Insured)	5.00	7-1-2033	4,750,000	5,330,440
Duval County Public Schools Series A (AGM Insured)	5.00	7-1-2034	2,000,000	2,238,009
Duval County Public Schools Series A (AGM Insured)	5.00	7-1-2035	3,000,000	3,331,912
Indigo Community Development District Series C	7.00	5-1-2030	1,836,248	1,267,011
Julington Creek Plantation Community Development District (AGM Insured)	4.38	5-1-2045	1,000,000	987,928
Julington Creek Plantation Community Development District (AGM Insured)	4.63	5-1-2054	3,000,000	2,992,503
Lakeside Plantation Community Development District Series A	6.95	5-1-2031	776,000	777,017
Marshall Creek Community Development District	5.00	5-1-2032	1,445,000	1,434,563
Marshall Creek Community Development District	6.32	5-1-2045	110,000	108,592
Pinellas County IDA Drs. Kiran & Pallavi Patel 2017 Foundation for Global Understanding, Inc.	5.00	7-1-2039	2,000,000	2,010,259
St. Johns County School Board Series A (AGM Insured)	5.25	7-1-2047	5,000,000	5,542,059
Village Community Development District No. 15144A%%	5.00	5-1-2043	1,250,000	1,263,548
				43,647,689
Resource recovery revenue: 0.11%
Florida Development Finance Corp. Waste Pro USA, Inc. AMT144A	5.25	8-1-2029	7,500,000	7,227,948
Tax revenue: 0.09%
County of Lee Local Option Gas Tax Revenue	5.25	8-1-2049	5,000,000	5,409,556
Transportation revenue: 0.23%
Central Florida Expressway Authority (AGM Insured)	4.00	7-1-2039	6,070,000	6,157,118
County of Osceola Transportation Revenue Series A-1	5.00	10-1-2044	4,250,000	4,338,399
Sunshine Skyway Bridge Series A (AGM Insured)	4.00	7-1-2038	4,185,000	4,216,555
				14,712,072
Utilities revenue: 0.06%
City of Lakeland Department of Electric Utilities	5.00	10-1-2048	1,250,000	1,415,754
Fort Pierce Utilities Authority Series A (AGM Insured)	5.00	10-1-2038	1,000,000	1,102,850
Fort Pierce Utilities Authority Series A (AGM Insured)	5.00	10-1-2042	1,000,000	1,097,823
				3,616,427
Water & sewer revenue: 0.45%
County of Manatee Public Utilities Revenue	4.00	10-1-2048	3,345,000	3,320,037
Florida Keys Aqueduct Authority Series A	5.00	9-1-2041	2,750,000	2,823,619
Lakewood Ranch Stewardship District Utility Revenue (AGM Insured)%%	5.25	10-1-2048	2,605,000	2,810,664
Lakewood Ranch Stewardship District Utility Revenue (AGM Insured)%%	5.25	10-1-2053	4,000,000	4,280,633
North Sumter County Utility Dependent District	5.00	10-1-2049	3,250,000	3,373,748
The accompanying notes are an integral part of these consolidated financial statements.
24 | Allspring Municipal Bond Fund

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Water & sewer revenue (continued)
North Sumter County Utility Dependent District (BAM Insured)	5.00%	10-1-2044	$3,000,000	$3,198,653
Wildwood Utility Dependent District South Sumter Utility Project (BAM Insured)	5.00	10-1-2046	8,250,000	8,848,247
				28,655,601
				384,851,278
Georgia: 2.75%
Education revenue: 0.17%
Development Authority of Cobb County Learning Center Foundation of Central Cobb, Inc. Series A	6.38	7-1-2025	1,705,000	1,364,000
Private Colleges & Universities Authority Emory University Series B	5.00	9-1-2048	4,000,000	4,293,483
Private Colleges & Universities Authority Mercer University	5.00	10-1-2040	5,000,000	5,064,319
				10,721,802
Health revenue: 0.20%
Brookhaven Development Authority Children’s Healthcare of Atlanta Obligated Group Series A	4.00	7-1-2044	6,000,000	5,910,334
Brookhaven Development Authority Children’s Healthcare of Atlanta Obligated Group Series A	5.00	7-1-2038	1,500,000	1,619,248
Development Authority for Fulton County WellStar Health System Obligated Group Series A	5.00	4-1-2047	2,250,000	2,299,506
Glynn-Brunswick Memorial Hospital Authority Southeast Georgia Health System Obligated Group	5.00	8-1-2034	2,580,000	2,612,095
				12,441,183
Industrial development revenue: 0.04%
George L Smith II Congress Center Authority Signia Hotel Management LLC Series B144A	5.00	1-1-2054	3,000,000	2,520,317
Miscellaneous revenue: 0.12%
Brookhaven Urban Redevelopment Agency City of Brookhaven GA Special Service Tax District Series A	4.00	7-1-2048	7,605,000	7,501,802
Tax revenue: 0.12%
Metropolitan Atlanta Rapid Transit Authority Series B	5.00	7-1-2044	7,500,000	7,776,276
Transportation revenue: 0.12%
Georgia State Road & Tollway Authority Series B CAB144A¤	0.00	6-1-2049	5,600,000	5,709,144
Georgia State Road & Tollway Authority CCAB I-75 South Expressway Lanes Project Series A CAB144A¤	0.00	6-1-2034	3,750,000	1,968,456
				7,677,600
Utilities revenue: 1.98%
Board of Water Light & Sinking Fund Commissioners of the City of Dalton	4.00	3-1-2040	1,000,000	978,834
Board of Water Light & Sinking Fund Commissioners of the City of Dalton	4.00	3-1-2041	1,000,000	974,691
Development Authority of Burke County Georgia Power Co.øø	2.93	11-1-2048	10,000,000	9,887,303
Development Authority of Burke County Georgia Power Co.øø	2.93	11-1-2053	14,750,000	14,583,772
The accompanying notes are an integral part of these consolidated financial statements.
Allspring Municipal Bond Fund  | 25

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Utilities revenue (continued)
Development Authority of Burke County Georgia Power Co. Series 1995	2.20%	10-1-2032	$1,500,000	$1,204,484
Development Authority of Monroe County Georgia Power Co. Series 2øø	3.88	10-1-2048	3,000,000	3,000,607
Main Street Natural Gas, Inc. Series Aøø	4.00	7-1-2052	8,500,000	8,471,884
Main Street Natural Gas, Inc. Series A	5.00	5-15-2032	3,745,000	3,864,245
Main Street Natural Gas, Inc. Series Aøø	5.00	6-1-2053	16,000,000	16,565,760
Main Street Natural Gas, Inc. Series B	5.00	6-1-2027	1,700,000	1,740,284
Main Street Natural Gas, Inc. Series B	5.00	6-1-2028	2,900,000	2,991,712
Main Street Natural Gas, Inc. Series B	5.00	6-1-2029	3,300,000	3,416,311
Main Street Natural Gas, Inc. Series Bøø	5.00	7-1-2053	6,000,000	6,268,793
Main Street Natural Gas, Inc. Series B (1 Month LIBOR+0.75%)±	4.21	4-1-2048	5,100,000	5,098,571
Main Street Natural Gas, Inc. Series C144Aøø	4.00	8-1-2052	27,000,000	26,096,693
Municipal Electric Authority of Georgia Series A	5.00	1-1-2044	3,580,000	3,661,484
Municipal Electric Authority of Georgia Series EE (Ambac Insured)	7.25	1-1-2024	400,000	407,632
Municipal Electric Authority of Georgia Plant Vogtle Units 3&4 Project Series A	5.00	1-1-2037	1,100,000	1,154,839
Municipal Electric Authority of Georgia Plant Vogtle Units 3&4 Project Series A	5.00	1-1-2038	1,100,000	1,145,451
Municipal Electric Authority of Georgia Plant Vogtle Units 3&4 Project Series A	5.25	7-1-2064	8,000,000	8,364,883
Municipal Electric Authority of Georgia Plant Vogtle Units 3&4 Project Series A (BAM Insured)	5.00	1-1-2049	5,000,000	5,149,626
Municipal Electric Authority of Georgia Project One Subordinated Bond Series A	4.00	1-1-2040	1,075,000	1,041,226
				126,069,085
				174,708,065
Guam: 0.12%
Airport revenue: 0.04%
Antonio B Won Pat International Airport Authority Series A AMT%%	5.25	10-1-2035	530,000	534,489
Antonio B Won Pat International Airport Authority Series A AMT%%	5.25	10-1-2036	1,000,000	999,065
Antonio B Won Pat International Airport Authority Series A AMT%%	5.38	10-1-2043	750,000	739,453
Port Authority of Guam Series B AMT	5.00	7-1-2030	500,000	529,210
				2,802,217
Housing revenue: 0.00%
Guam Housing Corp. Series A (FHLMC Insured)	5.75	9-1-2031	60,000	60,087
Miscellaneous revenue: 0.04%
Territory of Guam Series F	4.00	1-1-2042	2,750,000	2,430,613
Water & sewer revenue: 0.04%
Guam Government Waterworks Authority	5.25	7-1-2023	1,000,000	1,000,000
Guam Government Waterworks Authority Series A	5.00	1-1-2050	1,600,000	1,624,109
				2,624,109
				7,917,026
The accompanying notes are an integral part of these consolidated financial statements.
26 | Allspring Municipal Bond Fund

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Hawaii: 0.44%
Airport revenue: 0.44%
State of Hawaii Airports System Revenue Series A AMT	5.00%	7-1-2034	$6,800,000	$7,399,640
State of Hawaii Airports System Revenue Series A AMT	5.00	7-1-2041	9,500,000	9,590,406
State of Hawaii Airports System Revenue Series A AMT	5.00	7-1-2048	7,000,000	7,196,630
State of Hawaii Harbor System Revenue Series A AMT	4.00	7-1-2033	1,250,000	1,264,756
State of Hawaii Harbor System Revenue Series A AMT	4.00	7-1-2034	875,000	885,954
State of Hawaii Harbor System Revenue Series A AMT	4.00	7-1-2035	625,000	629,557
State of Hawaii Harbor System Revenue Series A AMT	4.00	7-1-2036	300,000	299,789
State of Hawaii Harbor System Revenue Series C	4.00	7-1-2040	425,000	425,514
				27,692,246
Idaho: 0.10%
Education revenue: 0.10%
Idaho Housing & Finance Association Legacy Public Charter School, Inc. Series A	5.85	5-1-2033	525,000	525,227
Idaho Housing & Finance Association Legacy Public Charter School, Inc. Series A	6.25	5-1-2043	1,365,000	1,365,723
Idaho Housing & Finance Association Liberty Charter School, Inc. Series A144A	4.00	6-1-2030	1,120,000	1,112,108
Idaho Housing & Finance Association Liberty Charter School, Inc. Series A144A	4.00	6-1-2038	1,715,000	1,567,276
Idaho Housing & Finance Association North Star Charter School, Inc. Series A	6.75	7-1-2048	1,322,876	1,378,533
Idaho Housing & Finance Association North Star Charter School, Inc. Series B CAB144A¤	0.00	7-1-2049	1,276,564	217,872
				6,166,739
Illinois: 13.49%
Airport revenue: 0.82%
Chicago O’Hare International Airport Series A	4.00	1-1-2035	7,500,000	7,757,195
Chicago O’Hare International Airport Series A	5.00	1-1-2034	5,000,000	5,579,599
Chicago O’Hare International Airport Series A AMT	5.00	1-1-2030	5,000,000	5,078,484
Chicago O’Hare International Airport Series B	5.00	1-1-2039	10,250,000	10,636,025
Chicago O’Hare International Airport Passenger Facility Charge Revenue	5.75	1-1-2043	4,500,000	4,517,416
Chicago O’Hare International Airport Passenger Facility Charge Revenue (AGM Insured)	5.50	1-1-2043	4,530,000	4,534,652
Chicago O’Hare International Airport Passenger Facility Charge Revenue Series B AMT	5.00	1-1-2026	5,000,000	5,002,517
Chicago O’Hare International Airport Passenger Facility Charge Revenue Series B AMT	5.00	1-1-2032	8,000,000	8,003,499
Chicago O’Hare International Airport Transportation Infrastructure Purpose Obligated Group AMT	5.00	7-1-2038	1,000,000	1,017,814
				52,127,201
Education revenue: 0.37%
Illinois Finance Authority Acero Charter Schools, Inc. Obligated Group144A	4.00	10-1-2042	1,250,000	953,844
Illinois Finance Authority Bradley University Series A	4.00	8-1-2043	750,000	641,151
The accompanying notes are an integral part of these consolidated financial statements.
Allspring Municipal Bond Fund  | 27

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Education revenue (continued)
Illinois Finance Authority Noble Network of Charter Schools	6.25%	9-1-2039	$7,955,000	$7,974,607
Illinois Finance Authority University of Chicago Series A	5.00	10-1-2036	1,500,000	1,800,420
Illinois Finance Authority University of Chicago Series A	5.00	10-1-2037	1,350,000	1,617,125
Illinois Finance Authority University of Chicago Series A	5.00	10-1-2038	1,500,000	1,788,221
Illinois Finance Authority University of Chicago Series A	5.25	5-15-2048	2,385,000	2,636,671
Southern Illinois University Series A (BAM Insured)	4.00	4-1-2035	500,000	492,107
Southern Illinois University Series A (BAM Insured)	4.00	4-1-2037	1,000,000	968,318
Southern Illinois University Series A (BAM Insured)	5.00	4-1-2032	500,000	542,493
University of Illinois Auxiliary Facilities System Series A (NPFGC Insured)¤	0.00	4-1-2026	2,355,000	2,144,627
University of Illinois Auxiliary Facilities System Series A (NPFGC Insured)¤	0.00	4-1-2027	2,435,000	2,147,069
				23,706,653
GO revenue: 3.95%
Chicago Board of Education Series A	5.00	12-1-2035	6,630,000	6,887,193
Chicago Board of Education Series A	5.00	12-1-2036	6,000,000	6,183,982
Chicago Board of Education Series A	5.00	12-1-2040	2,000,000	2,022,108
Chicago Board of Education Series A	5.00	12-1-2042	6,555,000	6,466,581
Chicago Board of Education Series B-1 (NPFGC Insured)¤	0.00	12-1-2023	2,930,000	2,881,887
Chicago Board of Education Series B-1 (NPFGC Insured)¤	0.00	12-1-2026	4,245,000	3,698,594
Chicago Board of Education Series D	5.00	12-1-2046	15,000,000	14,675,311
Chicago Board of Education Series H	5.00	12-1-2036	5,905,000	5,983,828
Chicago Board of Education Series H	5.00	12-1-2046	4,000,000	3,921,805
Chicago Board of Education Dedicated Capital Improvement Tax	5.75	4-1-2048	10,000,000	10,918,405
Chicago Park District Series C (BAM Insured)	4.00	1-1-2041	4,025,000	3,904,523
Chicago Park District Series D (BAM Insured)	4.00	1-1-2034	4,555,000	4,628,077
City of Chicago Series A	5.00	1-1-2027	1,410,000	1,475,820
City of Chicago Series A	5.00	1-1-2034	11,790,000	12,744,457
City of Chicago Series A	5.25	1-1-2037	1,950,000	2,125,445
City of Chicago Series A	5.50	1-1-2039	5,000,000	5,490,039
City of Chicago Series A	5.50	1-1-2040	1,000,000	1,093,512
City of Chicago Series A	5.50	1-1-2041	1,500,000	1,609,073
City of Chicago Series A	5.50	1-1-2043	1,500,000	1,602,724
City of Chicago Series A	6.00	1-1-2038	3,000,000	3,191,536
City of Chicago Series B	4.00	1-1-2038	6,615,000	6,229,900
City of Chicago Series C CAB (AGM Insured)¤	0.00	1-1-2026	7,360,000	6,782,393
City of Chicago CAB-City Colleges (NPFGC Insured)¤	0.00	1-1-2025	9,935,000	9,367,081
City of Chicago CAB-City Colleges (NPFGC Insured)¤	0.00	1-1-2030	5,995,000	4,623,356
City of Peoria Series A (BAM Insured)	5.00	1-1-2029	2,000,000	2,186,077
Cook County Community College District No. 508	5.13	12-1-2038	2,250,000	2,251,243
Kane Cook & DuPage Counties School District No. U-46 Elgin Series D	5.00	1-1-2028	1,165,000	1,171,461
Kane Cook & DuPage Counties School District No. U-46 Elgin Series D	5.00	1-1-2033	2,000,000	2,008,681
Kane Cook & DuPage Counties School District No. U-46 Elgin Series D	5.00	1-1-2035	1,850,000	1,865,276
The accompanying notes are an integral part of these consolidated financial statements.
28 | Allspring Municipal Bond Fund

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
GO revenue (continued)
Kendall Kane & Will Counties Community Unit School District No. 308 (AGM Insured)¤	0.00%	2-1-2025	$855,000	$807,516
Kendall Kane & Will Counties Community Unit School District No. 308 (AGM Insured)¤	0.00	2-1-2026	5,050,000	4,602,597
Kendall Kane & Will Counties Community Unit School District No. 308 (AGM Insured)¤	0.00	2-1-2027	12,050,000	10,613,309
Lake County Community Consolidated School District No. 24 Millburn (NPFGC Insured)¤	0.00	1-1-2024	2,000,000	1,962,937
Lake County School District No. 38 Big Hollow (Ambac Insured)¤	0.00	2-1-2024	5,385,000	5,259,821
Madison Bond Etc Counties Community Unit School District No. 5 Highland Series B (AGM Insured)	5.50	2-1-2040	1,265,000	1,391,520
Metropolitan Water Reclamation District of Greater Chicago Series C	5.00	12-1-2045	10,000,000	10,216,873
Metropolitan Water Reclamation District of Greater Chicago Series C	5.25	12-1-2032	1,565,000	1,882,087
Sangamon Logan & Menard Counties Community Unit School District No. 15 Williamsville Series B (BAM Insured)	4.00	12-1-2044	1,500,000	1,442,091
State of Illinois	5.00	11-1-2027	1,175,000	1,231,813
State of Illinois	5.25	7-1-2030	2,500,000	2,500,654
State of Illinois	5.50	5-1-2024	2,500,000	2,537,361
State of Illinois	5.50	7-1-2025	6,000,000	6,001,775
State of Illinois	5.50	7-1-2026	4,450,000	4,451,316
State of Illinois	5.50	1-1-2030	2,900,000	3,277,315
State of Illinois	5.50	7-1-2033	4,000,000	4,001,183
State of Illinois (AGM Insured)	5.00	4-1-2026	3,000,000	3,030,545
State of Illinois Series 1 (NPFGC Insured)	6.00	11-1-2026	3,200,000	3,357,009
State of Illinois Series A	5.00	3-1-2046	2,500,000	2,599,720
State of Illinois Series A	5.50	3-1-2042	3,500,000	3,851,546
State of Illinois Series A (AGM Insured)	5.00	4-1-2024	3,000,000	3,004,529
State of Illinois Series B	5.00	10-1-2028	2,750,000	2,974,968
State of Illinois Series B	5.50	5-1-2047	6,500,000	7,057,799
State of Illinois Series C	4.00	10-1-2038	4,820,000	4,693,656
State of Illinois Series C	5.00	11-1-2029	2,965,000	3,162,676
Tazewell County School District No. 51 Washington Central (NPFGC Insured)	9.00	12-1-2023	350,000	357,503
Village of Bolingbrook Series A	4.00	1-1-2030	3,420,000	3,394,696
Will County Community High School District No. 210 Lincoln-Way CAB (AGM Insured)¤	0.00	1-1-2026	7,000,000	6,356,714
Will County Community High School District No. 210 Lincoln-Way Series B CAB (BAM Insured)¤	0.00	1-1-2033	2,830,000	1,956,626
Will County Community High School District No. 210 Lincoln-Way Series B CAB (BAM Insured)¤	0.00	1-1-2032	400,000	289,126
Will County Community Unit School District No. 201-U Crete-Monee CAB (NPFGC Insured)¤	0.00	11-1-2023	500,000	494,520
Will County Community Unit School District No. 209-U Wilmington Series A (AGM Insured)	5.50	2-1-2041	3,660,000	4,035,715
				250,787,884
The accompanying notes are an integral part of these consolidated financial statements.
Allspring Municipal Bond Fund  | 29

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Health revenue: 1.49%
Illinois Finance Authority Carle Foundation Obligated Group Series A	4.00%	8-15-2040	$8,600,000	$8,261,903
Illinois Finance Authority Carle Foundation Obligated Group Series A	4.00	8-15-2048	7,450,000	6,780,720
Illinois Finance Authority Carle Foundation Obligated Group Series A	5.00	2-15-2045	25,000,000	25,438,040
Illinois Finance Authority Evangelical Retirement Homes of Greater Chicago Obligated Group	5.00	2-15-2022	1,680,000	672,000
Illinois Finance Authority Lutheran Life Communities Obligated Group Series A	5.00	11-1-2040	4,900,000	4,275,816
Illinois Finance Authority Northwestern Memorial Healthcare Obligated Group Series A	4.00	7-15-2039	2,250,000	2,253,621
Illinois Finance Authority OSF Healthcare System Obligated Group Series A	5.00	11-15-2045	12,980,000	13,070,586
Illinois Finance Authority University of Chicago Medical Center Obligated Group Series A	5.00	8-15-2047	30,000,000	31,814,124
Illinois Finance Authority University of Illinois	4.00	10-1-2050	2,000,000	1,751,494
				94,318,304
Housing revenue: 0.91%
Metropolitan Pier & Exposition Authority Series A	4.00	12-15-2042	2,500,000	2,366,849
Metropolitan Pier & Exposition Authority Series A (NPFGC Insured)¤	0.00	12-15-2026	12,245,000	10,737,031
Metropolitan Pier & Exposition Authority Series A (NPFGC Insured)¤	0.00	6-15-2029	12,085,000	9,653,890
Metropolitan Pier & Exposition Authority Series A (NPFGC Insured)¤	0.00	12-15-2030	25,700,000	19,285,668
Metropolitan Pier & Exposition Authority Series A (NPFGC Insured)¤	0.00	6-15-2031	10,060,000	7,383,262
Metropolitan Pier & Exposition Authority Series A (NPFGC Insured)¤	0.00	12-15-2031	9,800,000	7,049,214
Northern Illinois University (BAM Insured)	4.00	10-1-2037	1,650,000	1,602,350
				58,078,264
Miscellaneous revenue: 0.48%
Illinois Finance Authority Shedd Aquarium Society	5.00	6-1-2044	4,000,000	4,260,174
Illinois Finance Authority Shedd Aquarium Society	5.00	6-1-2047	5,000,000	5,294,425
Illinois Sports Facilities Authority (Ambac Insured)¤	0.00	6-15-2024	17,570,000	16,852,949
Illinois Sports Facilities Authority (Ambac Insured)¤	0.00	6-15-2025	2,575,000	2,362,735
Illinois Sports Facilities Authority (Ambac Insured)¤	0.00	6-15-2026	2,030,000	1,781,891
				30,552,174
Tax revenue: 3.43%
Chicago Transit Authority Sales Tax Receipts Fund	5.00	12-1-2046	21,500,000	22,026,627
Chicago Transit Authority Sales Tax Receipts Fund	5.25	12-1-2049	13,500,000	13,693,446
Chicago Transit Authority Sales Tax Receipts Fund (AGM Insured)	5.00	12-1-2044	4,000,000	4,049,793
Chicago Transit Authority Sales Tax Receipts Fund Series A	5.00	12-1-2045	1,750,000	1,829,675
Chicago Transit Authority Sales Tax Receipts Fund Series A (BAM Insured)	5.00	12-1-2046	10,000,000	10,737,783
City of Chicago Sales Tax Revenue	5.00	1-1-2027	3,000,000	3,076,452
City of Chicago Sales Tax Revenue	5.00	1-1-2028	4,430,000	4,542,894
City of Chicago Sales Tax Revenue	5.00	1-1-2029	1,500,000	1,538,226
City of Chicago Sales Tax Revenue	5.00	1-1-2030	4,325,000	4,435,218
City of Chicago Motor Fuel Tax Revenue	5.00	1-1-2024	680,000	685,780
The accompanying notes are an integral part of these consolidated financial statements.
30 | Allspring Municipal Bond Fund

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Tax revenue (continued)
County of Cook Sales Tax Revenue Series A	4.00%	11-15-2041	$2,000,000	$1,970,040
County of Cook Sales Tax Revenue Series A	5.25	11-15-2045	5,000,000	5,373,895
Illinois Sports Facilities Authority (AGM Insured)	5.00	6-15-2025	3,745,000	3,780,540
Illinois Sports Facilities Authority (AGM Insured)	5.00	6-15-2026	4,775,000	4,814,260
Illinois Sports Facilities Authority (AGM Insured)	5.00	6-15-2027	8,845,000	8,927,535
Illinois Sports Facilities Authority (AGM Insured)	5.00	6-15-2028	4,030,000	4,070,589
Illinois Sports Facilities Authority (AGM Insured)	5.25	6-15-2032	3,500,000	3,545,233
Regional Transportation Authority Series A##	5.00	6-1-2044	22,840,000	23,228,565
Regional Transportation Authority Series A (AGM Insured)	5.75	6-1-2034	15,000,000	18,144,658
Regional Transportation Authority Series A (NPFGC Insured)	6.00	7-1-2027	10,620,000	11,534,764
Regional Transportation Authority Series A (NPFGC Insured)	6.00	7-1-2033	5,000,000	6,117,484
Regional Transportation Authority Series B (NPFGC Insured)	5.50	6-1-2027	16,845,000	17,877,144
Sales Tax Securitization Corp. Series A	4.00	1-1-2038	8,950,000	8,866,215
Sales Tax Securitization Corp. Series A	4.00	1-1-2048	5,430,000	5,039,317
Sales Tax Securitization Corp. Series A	5.00	1-1-2038	3,000,000	3,146,490
Sales Tax Securitization Corp. Series C	5.00	1-1-2024	2,500,000	2,518,703
Southwestern Illinois Development Authority	5.00	3-1-2025	2,910,000	2,467,592
State of Illinois Sales Tax Revenue Series A (BAM Insured)	4.00	6-15-2034	2,000,000	2,020,421
State of Illinois Sales Tax Revenue Series A (BAM Insured)	4.13	6-15-2037	1,945,000	1,957,588
State of Illinois Sales Tax Revenue Series C	5.00	6-15-2028	3,500,000	3,733,124
State of Illinois Sales Tax Revenue Series D	4.00	6-15-2030	12,000,000	12,087,010
				217,837,061
Tobacco revenue: 0.05%
Railsplitter Tobacco Settlement Authority	5.00	6-1-2024	3,000,000	3,040,815
Transportation revenue: 0.84%
Illinois State Toll Highway Authority Series A	4.00	1-1-2046	20,000,000	19,201,886
Illinois State Toll Highway Authority Series A	5.00	1-1-2043	9,000,000	9,736,442
Illinois State Toll Highway Authority Series A	5.00	1-1-2046	15,245,000	16,402,413
Illinois State Toll Highway Authority Series B	5.00	1-1-2039	1,500,000	1,506,915
Public Building Commission of Chicago (Ambac Insured)	5.25	3-1-2025	2,960,000	3,038,041
Public Building Commission of Chicago (Ambac Insured)	5.25	3-1-2027	3,400,000	3,618,563
				53,504,260
Utilities revenue: 0.39%
City of Springfield Electric Revenue (AGM Insured)	4.00	3-1-2040	6,000,000	5,828,960
Illinois Municipal Electric Agency Series A	5.00	2-1-2030	7,000,000	7,206,631
Illinois Municipal Electric Agency Series A	5.00	2-1-2031	8,000,000	8,211,959
Northern Illinois Municipal Power Agency Series A	4.00	12-1-2033	3,430,000	3,442,894
				24,690,444
Water & sewer revenue: 0.76%
City of Chicago Wastewater Transmission Revenue	5.00	1-1-2039	11,525,000	11,561,491
City of Chicago Wastewater Transmission Revenue	5.00	1-1-2044	4,425,000	4,421,087
City of Chicago Wastewater Transmission Revenue Series C	5.00	1-1-2039	5,000,000	5,047,328
City of Chicago Waterworks Revenue (AGM Insured)	5.25	11-1-2032	3,250,000	3,514,793
City of Chicago Waterworks Revenue Series A (AGM Insured)	5.25	11-1-2048	5,000,000	5,470,442
The accompanying notes are an integral part of these consolidated financial statements.
Allspring Municipal Bond Fund  | 31

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Water & sewer revenue (continued)
City of Chicago Waterworks Revenue Series B (AGM Insured)	4.00%	11-1-2040	$4,000,000	$3,967,855
City of Chicago Waterworks Revenue Second Lien Project	5.00	11-1-2044	9,000,000	9,073,036
Illinois Finance Authority State of Illinois Water Revolving Fund - Clean Water Program	4.00	7-1-2038	5,000,000	5,043,429
				48,099,461
				856,742,521
Indiana: 1.87%
Education revenue: 0.28%
Indiana Finance Authority DePauw University Series A	5.00	7-1-2047	17,000,000	17,105,119
Indiana Finance Authority KIPP Indianapolis, Inc. Series A	5.00	7-1-2040	350,000	335,308
				17,440,427
Health revenue: 0.37%
Indiana Finance Authority Franciscan Alliance, Inc. Obligated Group Series C	4.00	11-1-2033	12,885,000	12,990,657
Indiana Finance Authority Franciscan Alliance, Inc. Obligated Group Series C	4.00	11-1-2036	5,000,000	4,994,850
Indiana Finance Authority Marion General Hospital, Inc. Obligated Group Series A	4.00	7-1-2045	2,560,000	2,450,860
Indiana Health Facility Financing Authority Ascension Health Credit Group Series 2001-A-1	5.00	11-15-2034	2,750,000	2,848,231
				23,284,598
Housing revenue: 0.28%
Greater Clark Building Corp.	6.00	7-15-2038	5,000,000	5,983,396
Hobart Building Corp.	4.00	7-15-2035	2,295,000	2,322,662
Northwestern School Building Corp.	4.00	1-15-2043	3,005,000	2,905,858
Northwestern School Building Corp.	6.00	7-15-2039	850,000	986,223
Tippecanoe County School Building Corp. Series B	6.00	7-15-2036	1,000,000	1,237,363
Tippecanoe County School Building Corp. Series B	6.00	7-15-2038	1,000,000	1,218,760
Tippecanoe County School Building Corp. Series B	6.00	7-15-2041	1,750,000	2,105,113
Tippecanoe County School Building Corp. Series B	6.00	1-15-2043	1,000,000	1,195,826
				17,955,201
Industrial development revenue: 0.20%
City of Valparaiso Pratt Paper LLC AMT	5.88	1-1-2024	100,000	100,615
Indiana Finance Authority East End Crossing Partners LLC Series A	5.00	7-1-2040	2,720,000	2,720,000
Indiana Finance Authority East End Crossing Partners LLC Series A	5.00	7-1-2048	10,000,000	10,000,000
				12,820,615
Miscellaneous revenue: 0.36%
Carmel Local Public Improvement Bond Bank Series 2016	5.00	7-15-2031	6,000,000	6,287,024
Indianapolis Local Public Improvement Bond Bank Series A (AGM Insured)	4.00	6-1-2039	10,535,000	10,444,114
The accompanying notes are an integral part of these consolidated financial statements.
32 | Allspring Municipal Bond Fund

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Miscellaneous revenue (continued)
Indianapolis Local Public Improvement Bond Bank Series A (AGM Insured)	4.00%	6-1-2041	$3,000,000	$2,959,098
Indianapolis Local Public Improvement Bond Bank Series B	5.25	2-1-2048	3,000,000	3,335,344
				23,025,580
Tax revenue: 0.07%
Indianapolis Local Public Improvement Bond Bank Community Justice Campus Courthouse & Jail Project Series A	5.00	2-1-2049	4,000,000	4,204,739
Utilities revenue: 0.17%
Indiana Finance Authority Ohio Valley Electric Corp. Series A	3.00	11-1-2030	4,650,000	4,209,304
Indiana Finance Authority Ohio Valley Electric Corp. Series A	4.25	11-1-2030	3,000,000	2,983,998
Indiana Finance Authority Ohio Valley Electric Corp. Series C	3.00	11-1-2030	4,000,000	3,620,906
				10,814,208
Water & sewer revenue: 0.14%
City of Fishers Sewage Works Revenue (BAM Insured)	4.00	7-1-2043	3,450,000	3,430,716
City of Fishers Sewage Works Revenue (BAM Insured)	4.00	7-1-2045	3,160,000	3,108,651
Evansville Waterworks District Series A (BAM Insured)	5.00	7-1-2047	2,250,000	2,408,257
				8,947,624
				118,492,992
Iowa: 0.09%
GO revenue: 0.06%
City of Cedar Rapids Series A	4.00	6-1-2048	3,630,000	3,498,219
Housing revenue: 0.03%
City of Altoona Series C	5.00	6-1-2031	1,805,000	1,891,211
				5,389,430
Kansas: 0.29%
GO revenue: 0.09%
Johnson County Unified School District No. 512 Shawnee Mission Series A	4.00	10-1-2043	3,000,000	2,966,894
Wyandotte County Unified School District No. 203 Piper Series A (AGM Insured)	5.25	9-1-2052	2,500,000	2,740,240
				5,707,134
Health revenue: 0.01%
University of Kansas Hospital Authority Health System Obligated Group (U.S. Bank N.A. LOC)ø	3.85	9-1-2034	780,000	780,000
Tax revenue: 0.19%
Wyandotte County-Kansas City Unified Government Sales Tax Revenue Sales Tax Revenue CAB144A¤	0.00	9-1-2034	31,575,000	12,176,466
				18,663,600
The accompanying notes are an integral part of these consolidated financial statements.
Allspring Municipal Bond Fund  | 33

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Kentucky: 1.64%
Education revenue: 0.07%
County of Boyle Centre College of Kentucky Series A	5.25%	6-1-2049	$2,550,000	$2,714,644
Kentucky Bond Development Corp. Centre College of Kentucky	4.00	6-1-2046	800,000	740,111
Kentucky Bond Development Corp. Centre College of Kentucky	4.00	6-1-2051	1,250,000	1,131,924
				4,586,679
Health revenue: 0.24%
Kentucky EDFA Baptist Healthcare System Obligated Group Series B	5.00	8-15-2046	2,070,000	2,117,006
Kentucky EDFA Norton Healthcare Obligated Group Series B CAB (NPFGC Insured)¤	0.00	10-1-2024	9,260,000	8,818,904
Kentucky EDFA Norton Healthcare Obligated Group Series B CAB (NPFGC Insured)¤	0.00	10-1-2028	5,140,000	4,225,229
				15,161,139
Housing revenue: 0.19%
Fayette County School District Finance Corp. Series A	4.00	5-1-2038	5,600,000	5,607,324
Kentucky State Property & Building Commission Project No. 124 Series A (AGM Insured)	5.00	11-1-2039	6,000,000	6,549,791
				12,157,115
Miscellaneous revenue: 0.04%
Kentucky State University (BAM Insured)	4.00	11-1-2046	640,000	630,101
Kentucky State University (BAM Insured)	4.00	11-1-2051	1,000,000	968,184
Kentucky State University (BAM Insured)	4.00	11-1-2056	1,000,000	960,338
				2,558,623
Tax revenue: 0.09%
Tender Option Bond Trust Receipts/Certificates Series 2018- XG0161 (Bank of America NA LOC, AGM Insured, Bank of America NA LIQ)144Aø	4.04	12-1-2041	5,460,000	5,460,000
Transportation revenue: 0.14%
Kentucky Public Transportation Infrastructure Authority Series B CAB¤	0.00	7-1-2030	2,000,000	1,428,228
Kentucky Public Transportation Infrastructure Authority Series B CAB¤	0.00	7-1-2031	2,780,000	1,846,042
Kentucky Public Transportation Infrastructure Authority Series B CAB¤	0.00	7-1-2032	2,500,000	1,543,493
Kentucky Public Transportation Infrastructure Authority Series C CAB	6.40	7-1-2033	1,000,000	1,152,037
Kentucky Public Transportation Infrastructure Authority Series C CAB	6.45	7-1-2034	2,505,000	2,881,698
				8,851,498
Utilities revenue: 0.87%
Kentucky Public Energy Authority Series Aøø	4.00	4-1-2048	8,190,000	8,182,671
Kentucky Public Energy Authority Series A-1øø	4.00	12-1-2049	18,455,000	18,365,292
The accompanying notes are an integral part of these consolidated financial statements.
34 | Allspring Municipal Bond Fund

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Utilities revenue (continued)
Kentucky Public Energy Authority Series Bøø	4.00%	1-1-2049	$23,250,000	$23,247,728
Kentucky Public Energy Authority Series C-1øø	4.00	12-1-2049	5,385,000	5,359,797
				55,155,488
				103,930,542
Louisiana: 1.15%
Airport revenue: 0.30%
New Orleans Aviation Board Louis Armstrong New Orleans International Airport Series A	5.00	1-1-2040	3,000,000	3,040,882
New Orleans Aviation Board Louis Armstrong New Orleans International Airport Series B AMT	5.00	1-1-2034	4,500,000	4,563,137
New Orleans Aviation Board Louis Armstrong New Orleans International Airport Series B AMT	5.00	1-1-2048	1,145,000	1,160,074
New Orleans Aviation Board Louis Armstrong New Orleans International Airport Series B AMT (AGM Insured)	5.00	1-1-2033	3,000,000	3,048,689
New Orleans Aviation Board Louis Armstrong New Orleans International Airport Customer Facility Charge Revenue (AGM Insured)	5.00	1-1-2036	1,750,000	1,846,009
New Orleans Aviation Board Louis Armstrong New Orleans International Airport Customer Facility Charge Revenue (AGM Insured)	5.00	1-1-2037	1,750,000	1,836,586
New Orleans Aviation Board Louis Armstrong New Orleans International Airport Customer Facility Charge Revenue (AGM Insured)	5.00	1-1-2038	1,500,000	1,587,840
Port New Orleans Board of Commissioners Series E AMT	5.00	4-1-2040	2,000,000	2,053,078
				19,136,295
GO revenue: 0.03%
City of New Orleans Series A	5.00	12-1-2046	2,000,000	2,104,881
Industrial development revenue: 0.02%
Calcasieu Parish Industrial Development Board, Inc. (JPMorgan Chase Bank N.A. LOC) HydroServe Westlake LLCø	4.30	6-1-2025	1,500,000	1,500,000
Miscellaneous revenue: 0.03%
Louisiana Local Government Environmental Facilities & CDA Parish of Jefferson LA144A	4.00	11-1-2044	1,830,000	1,647,149
Tax revenue: 0.60%
Ernest N Morial New Orleans Exhibition Hall Authority	5.25	7-15-2048	10,000,000	10,880,033
Ernest N Morial New Orleans Exhibition Hall Authority	5.50	7-15-2053	5,000,000	5,527,454
Louisiana Stadium & Exposition District Series A	5.25	7-1-2053	20,000,000	21,715,896
				38,123,383
Water & sewer revenue: 0.17%
City of New Orleans Sewerage Service Revenue Series B	4.00	6-1-2050	1,200,000	1,096,431
City of New Orleans Sewerage Service Revenue Series B	5.00	6-1-2045	1,500,000	1,575,658
City of New Orleans Sewerage Service Revenue Series B (AGM Insured)	4.00	6-1-2038	350,000	349,274
The accompanying notes are an integral part of these consolidated financial statements.
Allspring Municipal Bond Fund  | 35

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Water & sewer revenue (continued)
City of New Orleans Sewerage Service Revenue Series B (AGM Insured)	4.00%	6-1-2039	$400,000	$398,870
City of New Orleans Sewerage Service Revenue Series B (AGM Insured)	4.00	6-1-2040	350,000	347,757
City of Shreveport Water & Sewer Revenue Series B (AGM Insured)	4.00	12-1-2036	730,000	724,864
City of Shreveport Water & Sewer Revenue Series B (AGM Insured)	4.00	12-1-2044	1,000,000	965,020
East Baton Rouge Sewerage Commission Series Aøø	1.30	2-1-2041	6,075,000	5,147,387
				10,605,261
				73,116,969
Maine: 0.17%
Health revenue: 0.17%
Maine Health & Higher Educational Facilities Authority	5.00	7-1-2028	1,445,000	1,534,921
Maine Health & Higher Educational Facilities Authority Series A	4.00	7-1-2040	1,700,000	1,659,543
Maine Health & Higher Educational Facilities Authority Series A	4.00	7-1-2045	4,500,000	4,265,188
Maine Health & Higher Educational Facilities Authority Series A	5.00	7-1-2029	1,535,000	1,679,831
Maine Health & Higher Educational Facilities Authority Series A (AGM Insured)	4.00	7-1-2046	500,000	473,402
Maine Health & Higher Educational Facilities Authority Series A (AGM Insured)	4.00	7-1-2050	1,000,000	920,813
				10,533,698
Maryland: 0.50%
Education revenue: 0.27%
County of Prince George’s Chesapeake Lighthouse Charter School Obligated Group Series A144A	6.90	8-1-2041	8,480,000	8,710,471
County of Prince George’s Chesapeake Lighthouse Foundation, Inc. Series A	5.75	8-1-2033	1,585,000	1,588,780
County of Prince George’s Chesapeake Lighthouse Foundation, Inc. Series A	7.00	8-1-2046	6,085,000	6,299,067
Maryland Economic Development Corp. University Park Phase I & II at Salisbury University	5.00	6-1-2027	190,000	190,052
Maryland Economic Development Corp. University Park Phase I & II at Salisbury University	5.00	6-1-2030	200,000	200,038
				16,988,408
Health revenue: 0.10%
County of Montgomery Trinity Health Corp. Obligated Group	4.00	12-1-2044	5,000,000	4,834,226
Maryland Health & Higher Educational Facilities Authority Frederick Health, Inc. Obligated Group	4.00	7-1-2045	745,000	705,117
Maryland Health & Higher Educational Facilities Authority Frederick Health, Inc. Obligated Group	4.00	7-1-2050	850,000	784,712
				6,324,055
Housing revenue: 0.05%
Maryland Stadium Authority Series A%%	5.00	9-1-2037	3,000,000	3,395,649
The accompanying notes are an integral part of these consolidated financial statements.
36 | Allspring Municipal Bond Fund

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Miscellaneous revenue: 0.03%
Maryland Economic Development Corp. City of Baltimore Port Covington Development District	4.00%	9-1-2050	$2,500,000	$2,124,062
Water & sewer revenue: 0.05%
City of Baltimore Water Utility Fund Series A	4.00	7-1-2039	500,000	505,894
City of Baltimore Water Utility Fund Series A	4.00	7-1-2040	500,000	504,028
City of Baltimore Water Utility Fund Series A	4.00	7-1-2045	2,000,000	1,962,172
				2,972,094
				31,804,268
Massachusetts: 2.76%
Airport revenue: 0.18%
Massachusetts Port Authority Series A AMT	5.00	7-1-2039	4,005,000	4,309,198
Massachusetts Port Authority Series A AMT	5.00	7-1-2042	2,000,000	2,126,861
Massachusetts Port Authority Series B AMT	4.00	7-1-2046	2,965,000	2,751,946
Massachusetts Port Authority Series E AMT	5.00	7-1-2046	1,975,000	2,071,848
				11,259,853
Education revenue: 0.24%
Collegiate Charter School of Lowell	5.00	6-15-2039	1,000,000	978,472
Collegiate Charter School of Lowell	5.00	6-15-2049	1,750,000	1,643,562
Massachusetts Development Finance Agency Lasell University	4.00	7-1-2045	2,400,000	1,954,542
Massachusetts Development Finance Agency Lasell University	4.00	7-1-2050	2,750,000	2,154,024
Massachusetts Development Finance Agency Northeastern University	5.00	10-1-2044	7,000,000	7,800,815
Massachusetts Development Finance Agency Suffolk University	4.00	7-1-2051	1,000,000	838,151
				15,369,566
GO revenue: 0.67%
Commonwealth of Massachusetts Series A	5.00	3-1-2041	7,500,000	7,555,696
Commonwealth of Massachusetts Series E	5.00	11-1-2050	15,540,000	16,706,947
Commonwealth of Massachusetts Series E	5.00	11-1-2052	5,000,000	5,452,186
Commonwealth of Massachusetts Series E	5.25	9-1-2048	1,765,000	1,885,658
Commonwealth of Massachusetts Series F	5.00	11-1-2041	5,000,000	5,289,096
Commonwealth of Massachusetts Series J	4.00	12-1-2046	5,400,000	5,303,877
				42,193,460
Health revenue: 0.54%
Massachusetts Development Finance Agency Beth Israel Lahey Health Obligated Group Series F	5.00	8-15-2045	4,950,000	5,030,815
Massachusetts Development Finance Agency Boston Medical Center Corp. Obligated Group Series D	5.00	7-1-2044	6,000,000	6,029,592
Massachusetts Development Finance Agency Boston Medical Center Corp. Obligated Group Series G	5.25	7-1-2048	7,805,000	8,241,443
Massachusetts Development Finance Agency Dana-Farber Cancer Institute Obligated Group Series N	5.00	12-1-2046	3,000,000	3,069,660
Massachusetts Development Finance Agency Mass General Brigham, Inc. Series A-2	4.00	7-1-2040	1,000,000	986,968
The accompanying notes are an integral part of these consolidated financial statements.
Allspring Municipal Bond Fund  | 37

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Health revenue (continued)
Massachusetts Development Finance Agency Mass General Brigham, Inc. Series A-2	4.00%	7-1-2041	$1,200,000	$1,176,719
Massachusetts Development Finance Agency Mass General Brigham, Inc. Series Q	5.00	7-1-2047	6,085,000	6,221,405
Massachusetts Development Finance Agency Tufts Medicine Obligated Group Series C (AGM Insured)	4.00	10-1-2045	2,500,000	2,396,027
Massachusetts HEFA Mass General Brigham, Inc. (TD Bank NA LOC)ø	3.95	7-1-2040	835,000	835,000
				33,987,629
Miscellaneous revenue: 0.16%
Massachusetts Bay Transportation Authority Assessment Revenue Series A-2	5.00	7-1-2052	9,450,000	10,354,713
Tax revenue: 0.66%
Commonwealth of Massachusetts Transportation Fund Revenue Series A	5.00	6-1-2047	6,485,000	6,790,187
Commonwealth of Massachusetts Transportation Fund Revenue Series A	5.00	6-1-2048	11,510,000	12,155,608
Commonwealth of Massachusetts Transportation Fund Revenue Series A	5.00	6-1-2049	21,500,000	22,985,682
				41,931,477
Water & sewer revenue: 0.31%
Massachusetts Water Resources Authority Series B (AGM Insured)	5.25	8-1-2038	16,000,000	19,883,973
				174,980,671
Michigan: 3.03%
Airport revenue: 0.14%
Wayne County Airport Authority Detroit Metropolitan Wayne County Airport Series B (BAM Insured)	5.00	12-1-2046	1,400,000	1,470,578
Wayne County Airport Authority Detroit Metropolitan Wayne County Airport Series B AMT	5.00	12-1-2041	1,145,000	1,210,582
Wayne County Airport Authority Detroit Metropolitan Wayne County Airport Series F AMT	5.00	12-1-2029	6,000,000	6,170,016
				8,851,176
Education revenue: 0.17%
Michigan Finance Authority Albion College	4.00	12-1-2041	4,750,000	4,154,445
Michigan Finance Authority Bradford Academy	4.30	9-1-2030	1,065,000	961,420
Michigan Finance Authority Bradford Academy	4.80	9-1-2040	1,205,000	1,002,576
Michigan Finance Authority Bradford Academy	5.00	9-1-2050	4,530,000	3,610,144
Michigan Public Educational Facilities Authority Crescent Academy	7.00	10-1-2036	1,032,500	1,032,857
				10,761,442
Health revenue: 0.35%
Kentwood Economic Development Corp. Holland Home Obligated Group Series 2021	4.00	11-15-2045	750,000	563,598
The accompanying notes are an integral part of these consolidated financial statements.
38 | Allspring Municipal Bond Fund

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Health revenue (continued)
Kentwood Economic Development Corp. Holland Home Obligated Group Series 2022	4.00%	11-15-2031	$1,000,000	$914,320
Michigan Finance Authority Corewell Health Obligated Group Series A	5.00	11-1-2044	4,000,000	4,061,288
Michigan Finance Authority Sparrow Health Obligated Group	5.00	11-15-2045	8,000,000	8,162,793
Michigan Finance Authority Trinity Health Corp. Obligated Group Series 2016-MI	5.00	12-1-2034	8,055,000	8,429,842
				22,131,841
Housing revenue: 0.66%
Michigan Finance Authority Detroit Regional Convention Facility Authority Series H-1	5.00	10-1-2031	1,340,000	1,357,115
Michigan Finance Authority Detroit Regional Convention Facility Authority Series H-1	5.00	10-1-2032	2,000,000	2,024,335
Michigan Finance Authority Detroit Regional Convention Facility Authority Series H-1	5.00	10-1-2033	2,975,000	3,010,480
Michigan Finance Authority Detroit Regional Convention Facility Authority Series H-1	5.00	10-1-2034	6,615,000	6,697,090
Michigan Finance Authority Detroit Regional Convention Facility Authority Series H-1	5.00	10-1-2039	7,955,000	8,034,506
Michigan Municipal Bond Authority Michigan Finance Authority Series B (Ambac Insured)	5.25	12-1-2023	920,000	920,409
Michigan Municipal Bond Authority Michigan Finance Authority Series C (Ambac Insured)	4.75	5-1-2027	4,610,000	4,660,657
Michigan State Building Authority Series I	5.00	4-15-2041	13,000,000	13,543,315
Michigan State Housing Development Authority Series Cø	3.95	12-1-2035	1,815,000	1,815,000
				42,062,907
Miscellaneous revenue: 0.59%
Michigan Finance Authority City of Detroit Income Tax Revenue Series F1	4.50	10-1-2029	7,000,000	6,996,529
Michigan Finance Authority County of Wayne	4.00	11-1-2048	6,000,000	5,684,372
Michigan Finance Authority Detroit Public Lighting Authority Utility Users Tax Revenue Series B	5.00	7-1-2039	7,895,000	7,905,026
Michigan Finance Authority Detroit Public Lighting Authority Utility Users Tax Revenue Series B	5.00	7-1-2044	16,845,000	16,850,205
				37,436,132
Tax revenue: 0.17%
Detroit Downtown Development Authority Catalyst Development Area Series A (AGM Insured)	5.00	7-1-2043	4,975,000	4,999,514
Detroit Downtown Development Authority Catalyst Development Area Series A (AGM Insured)	5.00	7-1-2048	6,000,000	6,027,837
				11,027,351
Water & sewer revenue: 0.95%
Great Lakes Water Authority Sewage Disposal System Revenue Series C	5.00	7-1-2036	8,500,000	8,874,241
The accompanying notes are an integral part of these consolidated financial statements.
Allspring Municipal Bond Fund  | 39

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Water & sewer revenue (continued)
Great Lakes Water Authority Water Supply System Revenue Series D	4.00%	7-1-2032	$11,000,000	$11,244,333
Great Lakes Water Authority Water Supply System Revenue Series D (AGM Insured)	4.00	7-1-2033	11,000,000	11,272,283
Michigan Finance Authority Great Lakes Water Authority Sewage Disposal System Revenue Series C	5.00	7-1-2035	2,000,000	2,044,357
Michigan Finance Authority Great Lakes Water Authority Sewage Disposal System Revenue Series C-7 (NPFGC Insured)	5.00	7-1-2025	2,000,000	2,027,715
Michigan Finance Authority Great Lakes Water Authority Sewage Disposal System Revenue Series C-7 (NPFGC Insured)	5.00	7-1-2026	1,945,000	1,973,213
Michigan Finance Authority Great Lakes Water Authority Sewage Disposal System Revenue Series C-7 (NPFGC Insured)	5.00	7-1-2027	2,260,000	2,294,545
Michigan Finance Authority Great Lakes Water Authority Sewage Disposal System Revenue Series C-7 (NPFGC Insured)	5.00	7-1-2028	3,480,000	3,533,873
Michigan Finance Authority Great Lakes Water Authority Sewage Disposal System Revenue Series C-7 (NPFGC Insured)	5.00	7-1-2032	5,750,000	5,835,089
Michigan Finance Authority Great Lakes Water Authority Water Supply System Revenue Series D4	5.00	7-1-2031	6,500,000	6,587,324
Michigan Finance Authority Great Lakes Water Authority Water Supply System Revenue Series D6 (NPFGC Insured)	5.00	7-1-2027	1,000,000	1,015,286
Michigan Finance Authority Great Lakes Water Authority Water Supply System Revenue Series D6 (NPFGC Insured)	5.00	7-1-2036	3,250,000	3,282,938
				59,985,197
				192,256,046
Minnesota: 0.48%
GO revenue: 0.02%
County of Hennepin Series A	5.00	12-1-2037	1,000,000	1,077,893
Shakopee Independent School District No. 720 Series A	4.00	2-1-2030	225,000	233,100
Shakopee Independent School District No. 720 Series A	4.00	2-1-2032	240,000	249,280
				1,560,273
Health revenue: 0.25%
City of Minneapolis Fairview Health Services Obligated Group Series A	4.00	11-15-2048	2,315,000	2,040,155
City of Shakopee Senior Housing Revenue Benedictine Living Community of Shakopee LLC144Aøø	5.85	11-1-2058	13,890,000	13,670,474
				15,710,629
Housing revenue: 0.15%
Minnesota Housing Finance Agency Series G AMT (GNMA / FNMA / FHLMC Insured)ø	3.98	1-1-2034	2,000,000	2,000,000
Minnesota Housing Finance Agency Series H (GNMA / FNMA / FHLMC Insured)ø	4.56	7-1-2041	7,205,000	7,204,603
				9,204,603
The accompanying notes are an integral part of these consolidated financial statements.
40 | Allspring Municipal Bond Fund

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Utilities revenue: 0.06%
City of Rochester Electric Utility Revenue Series A	5.00%	12-1-2042	$3,895,000	$4,025,588
				30,501,093
Mississippi: 0.11%
Miscellaneous revenue: 0.11%
Mississippi Development Bank City of Jackson Water & Sewer System Revenue (AGM Insured)	5.00	9-1-2030	6,830,000	6,837,537
Missouri: 0.75%
GO revenue: 0.14%
Liberty Public School District No. 53	4.00	3-1-2043	4,050,000	4,025,095
St. Louis School District Direct Deposit Program	4.00	4-1-2030	4,840,000	4,959,717
				8,984,812
Housing revenue: 0.19%
Missouri Public Utilities Commission	0.75	8-1-2023	12,000,000	11,965,944
Miscellaneous revenue: 0.42%
Kansas City IDA Series B AMT (AGM Insured)	5.00	3-1-2049	23,075,000	23,717,724
Kansas City IDA Airport Revenue Series B AMT	5.00	3-1-2037	3,000,000	3,156,238
				26,873,962
				47,824,718
Nebraska: 0.12%
Health revenue: 0.02%
Douglas County Hospital Authority No. 2 Children’s Hospital Obligated Group Series A	4.00	11-15-2040	1,150,000	1,122,180
Utilities revenue: 0.10%
Central Plains Energy Project No. 3 Series A	5.00	9-1-2033	6,000,000	6,463,433
				7,585,613
Nevada: 1.98%
GO revenue: 1.74%
City of Henderson Series A-1	4.00	6-1-2045	9,140,000	9,144,575
City of Henderson Series B-1	4.00	6-1-2039	4,060,000	4,095,531
City of Henderson Series B-1	4.00	6-1-2040	3,340,000	3,353,422
City of Las Vegas Series A	4.00	2-1-2038	1,335,000	1,356,285
Clark County School District Series A (AGM Insured)	4.00	6-15-2035	9,585,000	9,727,008
Clark County School District Series A (AGM Insured)	4.00	6-15-2036	850,000	867,348
Clark County School District Series A (AGM Insured)	4.00	6-15-2037	900,000	910,924
Clark County School District Series A (AGM Insured)	4.00	6-15-2038	850,000	856,601
Clark County School District Series A (AGM Insured)	4.00	6-15-2039	1,000,000	1,003,341
Clark County School District Series A (AGM Insured)	5.00	6-15-2030	875,000	992,923
Clark County School District Series A (AGM Insured)	5.00	6-15-2032	900,000	1,020,597
Clark County School District Series A (AGM Insured)	5.00	6-15-2033	825,000	934,645
Clark County School District Series A (AGM Insured)	5.00	6-15-2034	950,000	1,073,294
Clark County School District Series A (AGM Insured)	5.00	6-15-2035	1,000,000	1,121,575
County of Clark Series A	5.00	6-1-2043	9,360,000	9,913,802
The accompanying notes are an integral part of these consolidated financial statements.
Allspring Municipal Bond Fund  | 41

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
GO revenue (continued)
County of Clark Series A	5.00%	5-1-2048	$50,215,000	$52,847,587
County of Clark Series C	4.00	7-1-2032	6,000,000	6,199,010
Las Vegas Valley Water District Series A	4.00	6-1-2034	4,600,000	4,914,998
				110,333,466
Industrial development revenue: 0.01%
County of Clark Southern California Edison Co.	2.10	6-1-2031	1,250,000	1,043,906
Miscellaneous revenue: 0.00%
City of Las Vegas Special Improvement District No. 607	5.00	6-1-2024	30,000	30,306
Tax revenue: 0.23%
County of Clark Regional Transportation Commission of Southern Nevada Motor Fuel Tax Revenue (AGM Insured)	4.00	7-1-2040	10,030,000	10,067,642
County of Clark Sales & Excise Tax Revenue	4.00	7-1-2043	4,500,000	4,457,016
				14,524,658
				125,932,336
New Hampshire: 0.49%
Education revenue: 0.27%
New Hampshire Business Finance Authority University of Nevada Reno Series A (BAM Insured)	5.25	6-1-2051	10,000,000	10,783,500
New Hampshire Health & Education Facilities Authority Act University System (BAM Insured)	5.25	7-1-2048	5,860,000	6,474,992
				17,258,492
Health revenue: 0.12%
New Hampshire Health & Education Facilities Authority Act Concord Hospital Obligated Group	5.00	10-1-2047	5,000,000	5,109,874
New Hampshire Health & Education Facilities Authority Act Dartmouth-Hitchcock Obligated Group Series A	5.00	8-1-2036	2,660,000	2,782,760
				7,892,634
Housing revenue: 0.10%
New Hampshire Business Finance Authority Series 1A	4.13	1-20-2034	6,173,178	6,020,749
				31,171,875
New Jersey: 3.17%
Airport revenue: 0.02%
South Jersey Port Corp. Series S	5.00	1-1-2039	1,350,000	1,369,011
Education revenue: 0.01%
Atlantic County Improvement Authority Stockton University Series A (AGM Insured)	4.00	7-1-2047	750,000	716,098
GO revenue: 0.30%
City of Bayonne (AGM Insured)	5.00	7-15-2023	2,505,000	2,506,091
City of Newark Series A	5.00	7-15-2025	5,000,000	5,146,984
City of Newark Series A	5.00	7-15-2026	2,205,000	2,270,675
The accompanying notes are an integral part of these consolidated financial statements.
42 | Allspring Municipal Bond Fund

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
GO revenue (continued)
City of Newark Series A	5.00%	7-15-2027	$6,035,000	$6,216,754
City of Newark Series A	5.25	7-15-2024	1,325,000	1,348,437
City of Newark Series B	5.00	7-15-2025	385,000	396,318
City of Newark Series B	5.00	7-15-2026	395,000	406,765
City of Newark Series B	5.00	7-15-2027	405,000	417,197
City of Newark Series B	5.25	7-15-2024	375,000	381,633
				19,090,854
Housing revenue: 1.63%
Garden State Preservation Trust Series A (AGM Insured)	5.75	11-1-2028	15,000,000	16,291,353
New Jersey EDA Motor Vehicle Surcharge Revenue Series A	3.13	7-1-2029	2,620,000	2,501,000
New Jersey EDA New Jersey Transit Corp. Series A	5.00	11-1-2038	5,000,000	5,427,686
New Jersey EDA New Jersey Transit Corp. Series A	5.25	11-1-2041	3,000,000	3,290,678
New Jersey Educational Facilities Authority State of New Jersey Department of the Treasury	5.00	6-15-2025	5,830,000	5,914,572
New Jersey TTFA Series A¤	0.00	12-15-2026	1,150,000	1,017,283
New Jersey TTFA Series A¤	0.00	12-15-2028	10,100,000	8,319,546
New Jersey TTFA Series A¤	0.00	12-15-2029	11,875,000	9,402,980
New Jersey TTFA Series A¤	0.00	12-15-2030	8,000,000	6,069,463
New Jersey TTFA Series A¤	0.00	12-15-2031	4,500,000	3,274,644
New Jersey TTFA Series A¤	0.00	12-15-2039	10,000,000	4,875,692
New Jersey TTFA Series A	5.00	12-15-2036	1,500,000	1,588,853
New Jersey TTFA Series AA	5.00	6-15-2036	2,070,000	2,070,000
New Jersey TTFA Series AA	5.00	6-15-2038	2,000,000	2,165,331
New Jersey TTFA Series AA	5.00	6-15-2044	1,000,000	1,005,493
New Jersey TTFA Series AA	5.25	6-15-2033	10,000,000	10,000,000
New Jersey TTFA Series C	5.25	6-15-2032	8,000,000	8,220,566
New Jersey TTFA Series CC	5.25	6-15-2046	6,000,000	6,550,893
New Jersey TTFA Series CC	5.50	6-15-2050	5,000,000	5,525,300
				103,511,333
Industrial development revenue: 0.09%
New Jersey EDA United Airlines, Inc.	5.25	9-15-2029	5,960,000	5,975,096
Miscellaneous revenue: 0.54%
New Jersey TTFA Series A	4.25	6-15-2040	4,375,000	4,393,502
New Jersey TTFA Series A (NPFGC Insured)	5.75	6-15-2025	10,000,000	10,412,716
Newark Housing Authority Port Authority of New York & New Jersey (NPFGC Insured)	5.00	1-1-2032	7,620,000	8,224,424
Newark Housing Authority Port Authority of New York & New Jersey (NPFGC Insured)	5.25	1-1-2024	1,225,000	1,229,367
Union County Utilities Authority Covanta Union LLC Series A AMT	5.25	12-1-2031	9,715,000	9,725,758
				33,985,767
Tax revenue: 0.14%
New Jersey TTFA Series AA	4.00	6-15-2045	2,195,000	2,098,492
The accompanying notes are an integral part of these consolidated financial statements.
Allspring Municipal Bond Fund  | 43

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Tax revenue (continued)
New Jersey TTFA Series AA	5.00%	6-15-2039	$3,000,000	$3,206,132
New Jersey TTFA Series AA	5.00	6-15-2045	3,500,000	3,702,158
				9,006,782
Transportation revenue: 0.44%
New Jersey Turnpike Authority Series A	4.00	1-1-2042	16,405,000	16,445,059
New Jersey Turnpike Authority Series A	4.00	1-1-2043	8,890,000	8,908,257
South Jersey Transportation Authority Series A	5.00	11-1-2041	1,000,000	1,056,058
South Jersey Transportation Authority Series A	5.25	11-1-2052	1,500,000	1,586,404
				27,995,778
				201,650,719
New Mexico: 0.25%
Industrial development revenue: 0.16%
City of Farmington Southern California Edison Co.	1.80	4-1-2029	5,000,000	4,296,940
City of Farmington Southern California Edison Co. Series B	1.80	4-1-2029	7,000,000	6,015,715
				10,312,655
Utilities revenue: 0.09%
New Mexico Municipal Energy Acquisition Authority Series A (Royal Bank of Canada LIQ)øø	5.00	11-1-2039	5,140,000	5,249,493
				15,562,148
New York: 11.37%
Airport revenue: 1.07%
New York Transportation Development Corp. JFK International Air Terminal LLC AMT	5.00	12-1-2037	2,000,000	2,103,441
New York Transportation Development Corp. JFK International Air Terminal LLC AMT	5.00	12-1-2038	3,000,000	3,145,261
New York Transportation Development Corp. JFK International Air Terminal LLC AMT	5.00	12-1-2039	13,000,000	13,568,244
New York Transportation Development Corp. JFK International Air Terminal LLC AMT	5.00	12-1-2042	3,385,000	3,490,588
New York Transportation Development Corp. JFK International Air Terminal LLC Series A AMT	4.00	12-1-2039	700,000	670,962
New York Transportation Development Corp. JFK International Air Terminal LLC Series A AMT	4.00	12-1-2040	900,000	854,693
New York Transportation Development Corp. JFK International Air Terminal LLC Series A AMT	5.00	12-1-2032	1,000,000	1,073,050
New York Transportation Development Corp. JFK International Air Terminal LLC Series A AMT	5.00	12-1-2037	700,000	729,671
New York Transportation Development Corp. JFK International Air Terminal LLC Series C	5.00	12-1-2035	2,475,000	2,682,894
New York Transportation Development Corp. JFK International Air Terminal LLC Series C	5.00	12-1-2036	1,750,000	1,882,021
New York Transportation Development Corp. JFK International Air Terminal LLC Series C	5.00	12-1-2037	1,750,000	1,869,898
The accompanying notes are an integral part of these consolidated financial statements.
44 | Allspring Municipal Bond Fund

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Airport revenue (continued)
New York Transportation Development Corp. Laguardia Gateway Partners LLC Series A AMT	5.00%	7-1-2041	$3,250,000	$3,248,299
Port Authority of New York & New Jersey	5.00	9-1-2048	2,000,000	2,133,774
Port Authority of New York & New Jersey AMT	4.00	11-1-2041	2,275,000	2,230,218
Port Authority of New York & New Jersey Series 193 AMT	5.00	10-15-2028	1,760,000	1,804,009
Port Authority of New York & New Jersey Series 205TH	5.25	11-15-2039	16,580,000	17,871,201
Port Authority of New York & New Jersey Series 221 AMT	4.00	7-15-2045	5,000,000	4,814,166
RBC Municipal Products, Inc. Trust Series G-120 (Royal Bank of Canada LOC, Royal Bank of Canada LIQ)144Aø	4.07	10-1-2029	4,000,000	4,000,000
				68,172,390
Education revenue: 0.52%
Hempstead Town Local Development Corp. Series A	4.60	2-1-2051	5,000,000	3,697,229
Hempstead Town Local Development Corp. Academy Charter School Series A	5.73	2-1-2050	10,030,000	9,607,816
Hempstead Town Local Development Corp. Evergreen Charter School, Inc. Series A	5.25	6-15-2042	6,085,000	6,063,103
New York State Dormitory Authority Barnard College Series A	4.00	7-1-2045	1,270,000	1,155,304
New York State Dormitory Authority Barnard College Series A	4.00	7-1-2049	1,000,000	891,674
New York State Dormitory Authority Iona College Series 2022	5.00	7-1-2027	335,000	350,225
New York State Dormitory Authority New York University Series A	5.00	7-1-2049	4,265,000	4,561,204
New York State Dormitory Authority St. John’s University Series A	4.00	7-1-2048	2,000,000	1,894,804
Westchester County Local Development Corp. Pace University Series Bøø	4.73	5-1-2044	5,000,000	5,000,000
				33,221,359
GO revenue: 1.53%
City of New York Series A-1	5.25	9-1-2042	8,750,000	9,905,558
City of New York Series A-1	5.25	9-1-2043	21,165,000	23,937,359
City of New York Series B1	5.00	10-1-2038	2,650,000	2,888,561
City of New York Series C	4.00	8-1-2039	3,000,000	3,024,314
City of New York Series D	5.25	5-1-2041	6,000,000	6,793,613
City of New York Series D	5.25	5-1-2042	1,000,000	1,127,959
City of New York Series E1	5.00	3-1-2039	8,800,000	9,379,196
City of New York Series E1	5.25	4-1-2047	10,000,000	11,297,427
City of New York Series F1	5.00	3-1-2043	4,000,000	4,371,545
City of New York Series F1	5.00	3-1-2050	6,500,000	7,020,749
City of New York Series G4ø	4.00	3-1-2039	10,000,000	10,000,000
City of Yonkers Series C (AGM Insured)	5.00	3-15-2036	2,000,000	2,279,439
City of Yonkers Series C (AGM Insured)	5.00	3-15-2037	1,100,000	1,240,543
City of Yonkers Series C (AGM Insured)	5.00	3-15-2038	1,140,000	1,273,860
City of Yonkers Series F (BAM Insured)	5.00	11-15-2040	850,000	944,731
City of Yonkers Series F (BAM Insured)	5.00	11-15-2041	750,000	829,384
City of Yonkers Series F (BAM Insured)	5.00	11-15-2042	1,000,000	1,097,261
				97,411,499
The accompanying notes are an integral part of these consolidated financial statements.
Allspring Municipal Bond Fund  | 45

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Health revenue: 0.10%
New York State Dormitory Authority Catholic Health System Obligated Group Series B (Manufacturers & Traders LOC)ø	4.24%	7-1-2048	$5,000,000	$5,000,000
Westchester County Local Development Corp. Purchase Senior Learning Community Obligated Group Series D144A	2.88	7-1-2026	1,500,000	1,430,154
				6,430,154
Housing revenue: 0.49%
New York City Transitional Finance Authority Building Aid Revenue Series S2	5.00	7-15-2041	13,805,000	14,183,548
New York City Transitional Finance Authority Building Aid Revenue Series S3A	4.00	7-15-2038	4,500,000	4,539,519
New York State Dormitory Authority Series A (AGM Insured)	5.00	10-1-2034	5,000	5,552
New York State Thruway Authority State of New York Personal Income Tax Revenue Series A1	4.00	3-15-2044	5,000,000	4,925,726
Yonkers Industrial Development Agency New Community School Project	5.00	5-1-2047	5,000,000	5,393,796
Yonkers Industrial Development Agency New Community School Project	5.25	5-1-2051	1,600,000	1,753,442
				30,801,583
Industrial development revenue: 0.60%
Monroe County Industrial Development Corp. CDS Monarch, Inc. (Citizens Bank LOC)ø	4.06	7-1-2027	485,000	485,000
New York Liberty Development Corp. One Bryant Park LLC	2.80	9-15-2069	1,000,000	910,978
New York Transportation Development Corp. American Airlines, Inc. AMT	3.00	8-1-2031	2,000,000	1,778,712
New York Transportation Development Corp. Delta Air Lines, Inc. AMT	5.00	10-1-2035	20,000,000	20,937,316
New York Transportation Development Corp. Delta Air Lines, Inc. Series A AMT	5.00	1-1-2032	12,000,000	12,460,092
New York Transportation Development Corp. Empire State Thruway Partners LLC AMT	4.00	10-31-2046	1,500,000	1,319,377
				37,891,475
Miscellaneous revenue: 0.79%
New York City Industrial Development Agency Queens Ballpark Co. LLC Series A (AGM Insured)	5.00	1-1-2031	1,000,000	1,123,680
New York Liberty Development Corp. Port Authority of New York & New Jersey Series 1	4.00	2-15-2043	4,500,000	4,389,390
New York State Dormitory Authority Series A (AGM Insured)	5.00	10-1-2034	1,745,000	1,901,912
New York State Dormitory Authority Series A (AGM Insured)	5.00	10-1-2035	1,000,000	1,084,060
Triborough Bridge & Tunnel Authority Metropolitan Transportation Authority Payroll Mobility Tax Revenue Series A	5.00	5-15-2047	15,000,000	16,349,911
Triborough Bridge & Tunnel Authority Metropolitan Transportation Authority Payroll Mobility Tax Revenue Series A-1	4.00	5-15-2046	1,250,000	1,224,419
Triborough Bridge & Tunnel Authority Metropolitan Transportation Authority Payroll Mobility Tax Revenue Series B	5.00	5-15-2039	10,240,000	11,503,844
Triborough Bridge & Tunnel Authority Metropolitan Transportation Authority Payroll Mobility Tax Revenue Series C	5.00	5-15-2047	8,000,000	8,719,953
The accompanying notes are an integral part of these consolidated financial statements.
46 | Allspring Municipal Bond Fund

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Miscellaneous revenue (continued)
Triborough Bridge & Tunnel Authority Metropolitan Transportation Authority Payroll Mobility Tax Revenue Series C1A	4.00%	5-15-2042	$2,250,000	$2,227,154
Western Regional Off-Track Betting Corp.144A	4.13	12-1-2041	2,400,000	1,810,066
				50,334,389
Tax revenue: 2.96%
New York City Transitional Finance Authority Building Aid Revenue Series S1	5.00	7-15-2040	3,155,000	3,221,459
New York City Transitional Finance Authority Future Tax Secured Revenue Series A1	4.00	8-1-2041	1,900,000	1,891,685
New York City Transitional Finance Authority Future Tax Secured Revenue Series A-1	5.00	8-1-2031	17,075,000	17,381,691
New York City Transitional Finance Authority Future Tax Secured Revenue Series A2	5.00	5-1-2038	5,000,000	5,422,908
New York City Transitional Finance Authority Future Tax Secured Revenue Series A-2	5.00	8-1-2037	12,140,000	12,910,431
New York City Transitional Finance Authority Future Tax Secured Revenue Series B-1	4.00	8-1-2041	5,580,000	5,555,579
New York City Transitional Finance Authority Future Tax Secured Revenue Series C-1	4.00	5-1-2044	6,500,000	6,421,014
New York City Transitional Finance Authority Future Tax Secured Revenue Series C-3	4.00	5-1-2043	2,335,000	2,309,586
New York City Transitional Finance Authority Future Tax Secured Revenue Series C-3	4.00	5-1-2044	10,710,000	10,579,855
New York City Transitional Finance Authority Future Tax Secured Revenue Series DS	4.00	11-1-2035	5,000,000	5,228,472
New York City Transitional Finance Authority Future Tax Secured Revenue Series E1	4.00	2-1-2038	4,000,000	4,076,882
New York City Transitional Finance Authority Future Tax Secured Revenue Series F1	5.00	5-1-2042	2,390,000	2,510,341
New York State Dormitory Authority Personal Income Tax Revenue Series A	4.00	3-15-2046	11,300,000	11,069,682
New York State Dormitory Authority Personal Income Tax Revenue Series A	5.00	3-15-2043	6,750,000	7,239,383
New York State Dormitory Authority Personal Income Tax Revenue Series B	5.00	2-15-2045	7,330,000	7,443,572
New York State Dormitory Authority Personal Income Tax Revenue Series D	4.00	2-15-2039	5,000,000	5,026,918
New York State Dormitory Authority Personal Income Tax Revenue Series D	5.00	2-15-2048	12,500,000	13,348,699
New York State Dormitory Authority Personal Income Tax Revenue Series E	4.00	3-15-2042	6,000,000	5,954,909
New York State Dormitory Authority Personal Income Tax Revenue Series E	4.00	3-15-2044	2,700,000	2,663,600
New York State Dormitory Authority Personal Income Tax Revenue Series E	5.00	2-15-2044	9,600,000	9,753,571
New York State Dormitory Authority State of New York Personal Income Tax Revenue Series A	5.00	2-15-2034	3,790,000	4,005,923
The accompanying notes are an integral part of these consolidated financial statements.
Allspring Municipal Bond Fund  | 47

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Tax revenue (continued)
New York State Thruway Authority State of New York Personal Income Tax Revenue Series A	5.00%	3-15-2048	$10,000,000	$10,933,765
New York State Urban Development Corp. Personal Income Tax Revenue Series A	5.00	3-15-2042	4,075,000	4,436,962
New York State Urban Development Corp. Personal Income Tax Revenue Series C	5.00	3-15-2047	8,000,000	8,628,178
New York State Urban Development Corp. State of New York Personal Income Tax Revenue Series A	5.00	3-15-2041	3,750,000	4,101,309
New York State Urban Development Corp. State of New York Personal Income Tax Revenue Series C	4.00	3-15-2042	8,045,000	7,994,971
New York State Urban Development Corp. State of New York Personal Income Tax Revenue Series E	4.00	3-15-2043	8,040,000	7,985,141
				188,096,486
Transportation revenue: 1.19%
Metropolitan Transportation Authority Series Aøø	5.00	11-15-2048	7,300,000	7,376,390
Metropolitan Transportation Authority Series C	5.00	11-15-2040	3,425,000	3,585,199
Metropolitan Transportation Authority Series C (AGM Insured)	5.00	11-15-2041	9,700,000	10,221,699
Metropolitan Transportation Authority Series C (BAM Insured)	5.00	11-15-2042	3,005,000	3,155,349
Metropolitan Transportation Authority Series C1	5.00	11-15-2035	2,000,000	2,042,755
Metropolitan Transportation Authority Series Døø	5.00	11-15-2034	5,000,000	5,077,395
Metropolitan Transportation Authority Series G3 (SIFMA Municipal Swap+0.43%)±	4.44	11-1-2031	15,000,000	14,746,894
Triborough Bridge & Tunnel Authority Series A	5.00	11-15-2047	4,000,000	4,357,196
Triborough Bridge & Tunnel Authority Series A	5.00	11-15-2049	7,750,000	8,302,603
Triborough Bridge & Tunnel Authority Series A	5.50	11-15-2057	4,000,000	4,487,715
Triborough Bridge & Tunnel Authority Series B2B (State Street Bank & Trust Co. LOC)ø	4.00	1-1-2032	12,500,000	12,500,000
				75,853,195
Utilities revenue: 0.49%
Utility Debt Securitization Authority	5.00	12-15-2032	22,785,000	23,902,094
Utility Debt Securitization Authority	5.00	12-15-2037	3,780,000	3,929,027
Utility Debt Securitization Authority	5.00	12-15-2040	2,870,000	3,095,063
				30,926,184
Water & sewer revenue: 1.63%
New York City Municipal Water Finance Authority Series DD	5.25	6-15-2047	13,450,000	15,238,137
New York City Municipal Water Finance Authority New York City Water & Sewer System Series AA-1	5.25	6-15-2052	5,250,000	5,881,891
New York City Municipal Water Finance Authority New York City Water & Sewer System Series CC-1	5.00	6-15-2049	12,240,000	13,067,619
New York City Municipal Water Finance Authority New York City Water & Sewer System Series DD	5.25	6-15-2047	11,490,000	12,071,368
New York City Municipal Water Finance Authority New York City Water & Sewer System Series DD1	5.00	6-15-2048	3,000,000	3,151,245
New York City Municipal Water Finance Authority New York City Water & Sewer System Series FF	4.00	6-15-2041	8,250,000	8,262,673
The accompanying notes are an integral part of these consolidated financial statements.
48 | Allspring Municipal Bond Fund

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Water & sewer revenue (continued)
New York City Municipal Water Finance Authority New York City Water & Sewer System Series FF-2	5.00%	6-15-2035	$25,000,000	$27,812,395
New York State Environmental Facilities Corp. State of New York State Revolving Fund Series A	4.00	6-15-2049	5,000,000	4,954,806
New York State Environmental Facilities Corp. State of New York State Revolving Fund Series B	5.00	6-15-2048	10,035,000	10,789,607
Western Nassau County Water Authority Series A	4.00	4-1-2046	1,100,000	1,091,817
Western Nassau County Water Authority Series A	4.00	4-1-2051	1,000,000	980,824
				103,302,382
				722,441,096
North Carolina: 0.51%
Airport revenue: 0.06%
Raleigh Durham Airport Authority Series A AMT	5.00	5-1-2035	3,400,000	3,670,886
Education revenue: 0.10%
North Carolina Capital Facilities Finance Agency Meredith College	5.00	6-1-2038	500,000	512,793
North Carolina Capital Facilities Finance Agency Wake Forest University	5.00	1-1-2033	1,000,000	1,046,238
University of North Carolina at Asheville	5.00	6-1-2042	625,000	638,303
University of North Carolina at Chapel Hill Series Aø	3.95	2-1-2024	305,000	305,000
University of North Carolina at Greensboro	5.00	4-1-2033	2,000,000	2,022,315
University of North Carolina at Greensboro	5.00	4-1-2039	1,620,000	1,638,075
				6,162,724
Health revenue: 0.07%
Charlotte-Mecklenburg Hospital Authority Atrium Health Obligated Group Series A	5.00	1-15-2036	500,000	538,214
North Carolina Medical Care Commission Deerfield Episcopal Retirement Community Obligated Group	5.00	11-1-2031	1,500,000	1,552,867
North Carolina Medical Care Commission Forest at Duke, Inc. Obligated Group	4.00	9-1-2051	1,100,000	861,111
North Carolina Medical Care Commission Presbyterian Homes Obligated Group Series C	4.00	10-1-2031	1,500,000	1,443,756
				4,395,948
Housing revenue: 0.07%
City of Raleigh Series A	5.00	10-1-2033	1,000,000	1,020,574
North Carolina Capital Facilities Finance Agency Arc of North Carolina Obligated Group Series A (Department of Housing and Urban Development Insured)	5.00	10-1-2034	2,250,000	2,255,788
North Carolina Capital Facilities Finance Agency North Carolina A&T University Foundation LLC Series A (AGC Insured)	5.00	6-1-2027	1,000,000	1,026,151
				4,302,513
The accompanying notes are an integral part of these consolidated financial statements.
Allspring Municipal Bond Fund  | 49

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Miscellaneous revenue: 0.03%
City of Charlotte COP Series A	5.00%	12-1-2026	$1,160,000	$1,161,553
City of Charlotte COP Series C	5.00	6-1-2030	1,000,000	1,001,286
				2,162,839
Resource recovery revenue: 0.08%
North Carolina Capital Facilities Finance Agency Republic Services, Inc. AMTøø	4.05	6-1-2038	5,000,000	5,000,294
Transportation revenue: 0.10%
North Carolina Department of Transportation I-77 Mobility Partners LLC AMT	5.00	6-30-2028	1,275,000	1,291,785
North Carolina Turnpike Authority (AGM Insured)	5.00	1-1-2049	4,500,000	4,649,278
North Carolina Turnpike Authority Series A	5.00	7-1-2042	500,000	509,753
				6,450,816
				32,146,020
North Dakota: 0.21%
Miscellaneous revenue: 0.15%
University of North Dakota COP Series A	5.00	4-1-2057	9,000,000	9,325,497
Water & sewer revenue: 0.06%
North Dakota PFA Series A	5.00	10-1-2038	3,780,000	4,091,150
				13,416,647
Ohio: 1.56%
Education revenue: 0.07%
Allen County Port Authority University of Northwestern Ohio Series A	4.00	12-1-2035	650,000	602,210
Allen County Port Authority University of Northwestern Ohio Series A	4.00	12-1-2040	720,000	622,758
Ohio Higher Educational Facility Commission Kenyon College	5.00	7-1-2037	3,100,000	3,451,982
				4,676,950
GO revenue: 0.07%
State of Ohio Series A	5.00	2-1-2036	4,265,000	4,441,309
Health revenue: 0.51%
City of Middleburg Heights Southwest General Health Center Obligated Group Series A	4.00	8-1-2041	4,830,000	4,463,272
City of Middleburg Heights Southwest General Health Center Obligated Group Series A	4.00	8-1-2047	3,000,000	2,663,427
Cleveland-Cuyahoga County Port Authority Centers for Dialysis Care Obligated Group Series A	5.00	12-1-2047	5,205,000	5,187,308
County of Franklin Trinity Health Corp. Obligated Group Series A	4.00	12-1-2044	3,450,000	3,335,616
County of Hamilton Cincinnati Children’s Hospital Medical Center Obligated Group Series CC	5.00	11-15-2041	2,250,000	2,542,395
County of Hamilton UC Health Obligated Group	5.00	9-15-2045	7,500,000	7,330,582
The accompanying notes are an integral part of these consolidated financial statements.
50 | Allspring Municipal Bond Fund

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Health revenue (continued)
County of Lucas Promedica Healthcare Obligated Group Series A	5.25%	11-15-2048	$4,250,000	$3,708,956
County of Montgomery Premier Health Partners Obligated Group Series A	4.00	11-15-2039	3,000,000	2,789,186
				32,020,742
Housing revenue: 0.52%
Ohio Water Development Authority	5.00	12-1-2035	5,390,000	5,706,387
Ohio Water Development Authority	5.00	12-1-2036	2,000,000	2,105,499
Ohio Water Development Authority Series B	5.00	12-1-2034	1,895,000	2,016,953
RiverSouth Authority Series A	5.75	12-1-2027	2,260,000	2,259,870
State of Ohio Department of Transportation AMT (AGM Insured)	5.00	12-31-2039	2,500,000	2,507,875
State of Ohio Department of Transportation Series A AMT (AGM Insured)	5.00	12-31-2026	2,030,000	2,065,220
State of Ohio Department of Transportation Series A AMT (AGM Insured)	5.00	12-31-2028	1,610,000	1,637,933
State of Ohio Department of Transportation Series A AMT (AGM Insured)	5.00	12-31-2030	2,250,000	2,288,177
State of Ohio Department of Transportation Series A AMT (AGM Insured)	5.00	12-31-2035	12,000,000	12,119,207
				32,707,121
Tax revenue: 0.08%
County of Franklin Sales Tax Revenue	5.00	6-1-2048	5,000,000	5,285,048
Transportation revenue: 0.28%
Ohio Turnpike & Infrastructure Commission Series A	5.00	2-15-2039	7,000,000	7,889,295
Ohio Turnpike & Infrastructure Commission Series A-4 CAB	5.70	2-15-2034	8,500,000	10,143,239
				18,032,534
Utilities revenue: 0.03%
Ohio Air Quality Development Authority Duke Energy Corp. Series A AMTøø	4.25	11-1-2039	2,000,000	1,984,122
				99,147,826
Oklahoma: 0.95%
Airport revenue: 0.48%
Oklahoma City Airport Trust Series A AMT	5.00	7-1-2043	9,000,000	9,271,879
Oklahoma City Airport Trust Series A AMT	5.00	7-1-2047	11,500,000	11,835,067
Tulsa Airports Improvement Trust Series A AMT (AGM Insured)	5.00	6-1-2043	4,485,000	4,628,299
Tulsa Airports Improvement Trust Series A AMT (AGM Insured)	5.25	6-1-2048	3,770,000	3,906,965
Tulsa Airports Improvement Trust Series A AMT (BAM Insured)	5.00	6-1-2035	1,055,000	1,068,222
				30,710,432
Health revenue: 0.03%
Oklahoma Development Finance Authority INTEGRIS Health Obligated Group Series Cø	4.31	8-15-2031	1,695,000	1,695,000
The accompanying notes are an integral part of these consolidated financial statements.
Allspring Municipal Bond Fund  | 51

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Housing revenue: 0.36%
Garfield County Educational Facilities Authority Garfield County Independent Enid School District No. 57 Series A	5.00%	9-1-2030	$2,000,000	$2,079,730
Garfield County Educational Facilities Authority Garfield County Independent Enid School District No. 57 Series A	5.00	9-1-2031	1,145,000	1,189,606
Muskogee Industrial Trust Muskogee County Independent School District No. 20	4.00	9-1-2030	4,440,000	4,444,312
Muskogee Industrial Trust Muskogee County Independent School District No. 20	4.00	9-1-2031	5,520,000	5,510,911
Muskogee Industrial Trust Muskogee County Independent School District No. 20	4.00	9-1-2032	4,000,000	3,974,967
Oklahoma Development Finance Authority Oklahoma State University Series A	5.25	6-1-2037	4,535,000	5,113,967
Pontotoc County Educational Facilities Authority Ada Public Schools Project	4.00	9-1-2040	1,000,000	924,588
				23,238,081
Transportation revenue: 0.02%
Oklahoma Turnpike Authority Series A	5.00	1-1-2042	1,000,000	1,027,259
Water & sewer revenue: 0.06%
Oklahoma Water Resources Board State of Oklahoma Drinking Water State Revolving Fund Series A (CERF Insured)	4.00	4-1-2048	4,000,000	3,891,157
				60,561,929
Oregon: 0.41%
Airport revenue: 0.03%
Port of Portland Airport Revenue Series 24-B AMT	5.00	7-1-2034	1,905,000	1,990,216
Health revenue: 0.35%
Clackamas County Hospital Facility Authority Rose Villa, Inc. Obligated Group Series A	5.13	11-15-2040	500,000	474,876
Clackamas County Hospital Facility Authority Rose Villa, Inc. Obligated Group Series A	5.25	11-15-2050	500,000	460,544
Clackamas County Hospital Facility Authority Rose Villa, Inc. Obligated Group Series A	5.38	11-15-2055	1,000,000	924,494
Medford Hospital Facilities Authority Asante Health System Obligated Group Series A (AGM Insured)	4.00	8-15-2045	13,650,000	13,084,491
Oregon Health & Science University Oregon Health & Science University Obligated Group Series A	4.00	7-1-2044	2,000,000	2,005,540
Salem Hospital Facility Authority Salem Health Obligated Group Series A	5.00	5-15-2046	5,000,000	5,095,847
				22,045,792
Utilities revenue: 0.03%
City of Eugene Electric Utility System Revenue Series A	4.00	8-1-2045	1,260,000	1,260,318
City of Eugene Electric Utility System Revenue Series A	4.00	8-1-2049	800,000	788,403
				2,048,721
				26,084,729
The accompanying notes are an integral part of these consolidated financial statements.
52 | Allspring Municipal Bond Fund

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Pennsylvania: 6.26%
Airport revenue: 0.59%
Allegheny County Airport Authority Series A AMT	5.00%	1-1-2036	$10,000,000	$10,766,707
Allegheny County Airport Authority Series A AMT (AGM Insured)	4.00	1-1-2046	2,000,000	1,881,309
City of Philadelphia Airport Revenue Series B AMT	5.00	7-1-2029	1,000,000	1,053,032
City of Philadelphia Airport Revenue Series B AMT	5.00	7-1-2031	750,000	790,344
City of Philadelphia Airport Revenue Series B AMT	5.00	7-1-2042	7,860,000	8,043,076
City of Philadelphia Airport Revenue Series B AMT	5.00	7-1-2047	9,950,000	10,150,142
City of Philadelphia Airport Revenue Series C AMT	4.00	7-1-2037	1,695,000	1,653,395
City of Philadelphia Airport Revenue Series C AMT	4.00	7-1-2038	1,260,000	1,224,491
City of Philadelphia Airport Revenue Series C AMT	4.00	7-1-2039	1,830,000	1,771,876
				37,334,372
Education revenue: 0.20%
Montgomery County Higher Education & Health Authority Arcadia University	5.00	4-1-2024	1,540,000	1,547,988
Montgomery County Higher Education & Health Authority Arcadia University	5.00	4-1-2025	1,625,000	1,644,110
Pennsylvania Higher Educational Facilities Authority Drexel University Series A (AGM Insured)	5.00	5-1-2046	4,885,000	5,186,153
Philadelphia IDA144A%%	5.50	6-15-2043	1,250,000	1,235,042
Philadelphia IDA First Philadelphia Preparatory Charter School Series A	7.00	6-15-2033	1,875,000	1,926,389
Philadelphia IDA St. Joseph’s University Series C	4.00	11-1-2038	1,000,000	968,043
				12,507,725
GO revenue: 0.30%
North Pocono School District Series A (AGM Insured)	4.00	9-15-2029	2,170,000	2,281,885
North Pocono School District Series A (AGM Insured)	4.00	9-15-2032	1,750,000	1,824,509
School District of Philadelphia Series A	5.00	9-1-2024	2,075,000	2,109,291
School District of Philadelphia Series F	5.00	9-1-2035	3,820,000	3,928,634
West Mifflin School District (AGM Insured)	5.00	4-1-2025	1,180,000	1,212,826
West Mifflin School District (AGM Insured)	5.00	4-1-2026	1,200,000	1,257,250
West Mifflin School District (AGM Insured)	5.00	4-1-2027	1,000,000	1,054,010
Williamsport Area School District (AGM Insured)	4.00	3-1-2032	1,440,000	1,441,495
Williamsport Area School District (AGM Insured)	4.00	3-1-2033	1,490,000	1,490,602
Williamsport Area School District (AGM Insured)	4.00	3-1-2034	1,555,000	1,556,897
Williamsport Area School District (AGM Insured)	4.00	3-1-2035	1,205,000	1,206,604
				19,364,003
Health revenue: 1.82%
Allegheny County Hospital Development Authority Allegheny Health Network Obligated Group Series A	5.00	4-1-2047	5,000,000	5,059,741
Allegheny County Hospital Development Authority UPMC Obligated Group (SIFMA Municipal Swap+0.70%)±	4.71	11-15-2047	10,000,000	9,765,402
Allegheny County Hospital Development Authority UPMC Obligated Group Series A	4.00	7-15-2039	2,250,000	2,211,728
Chester County Health & Education Facilities Authority Main Line Health System, Inc. Obligated Group Series A	4.00	9-1-2050	3,500,000	3,225,001
The accompanying notes are an integral part of these consolidated financial statements.
Allspring Municipal Bond Fund  | 53

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Health revenue (continued)
Geisinger Authority Geisinger Health System Obligated Group Series A-1	4.00%	2-15-2047	$10,000,000	$9,285,317
General Authority of Southcentral Pennsylvania WellSpan Health Obligated Group Series Eø	4.00	6-1-2035	300,000	300,000
Hospitals & Higher Education Facilities Authority of Philadelphia Temple University Health System Obligated Group (AGM Insured)	5.00	7-1-2037	4,175,000	4,492,746
Lancaster County Hospital Authority University of Pennsylvania Health System Obligated Group	5.00	8-15-2046	10,000,000	10,192,888
Montgomery County Higher Education & Health Authority Thomas Jefferson University Obligated Group	4.00	9-1-2035	2,750,000	2,744,438
Montgomery County Higher Education & Health Authority Thomas Jefferson University Obligated Group	4.00	9-1-2038	1,000,000	965,046
Montgomery County Higher Education & Health Authority Thomas Jefferson University Obligated Group	5.00	9-1-2031	4,100,000	4,438,952
Montgomery County Higher Education & Health Authority Thomas Jefferson University Obligated Group Series A	5.00	9-1-2043	3,085,000	3,185,137
Montgomery County Higher Education & Health Authority Thomas Jefferson University Obligated Group Series Dø	4.45	9-1-2050	9,425,000	9,425,000
Pennsylvania EDFA UPMC Obligated Group Series A	4.00	2-15-2042	6,000,000	5,810,167
Pennsylvania EDFA UPMC Obligated Group Series A	4.00	11-15-2042	4,000,000	3,870,115
Pennsylvania EDFA UPMC Obligated Group Series A	5.00	2-15-2036	1,000,000	1,109,909
Pennsylvania EDFA UPMC Obligated Group Series A	5.00	2-15-2038	2,150,000	2,345,108
Pennsylvania EDFA UPMC Obligated Group Series A	5.00	7-1-2038	6,000,000	6,000,000
Pennsylvania EDFA UPMC Obligated Group Series A	5.00	2-15-2039	3,500,000	3,801,513
Pennsylvania EDFA UPMC Obligated Group Series A1	4.00	4-15-2045	6,500,000	6,233,072
Pennsylvania EDFA UPMC Obligated Group Series A-2	4.00	5-15-2048	13,000,000	12,167,419
Pennsylvania Higher Educational Facilities Authority Thomas Jefferson University Obligated Group Series A	5.00	9-1-2045	2,640,000	2,669,427
Pennsylvania Higher Educational Facilities Authority University of Pennsylvania Health System Obligated Group Series A	5.00	8-15-2042	3,000,000	3,103,665
Quakertown General Authority LifeQuest Obligated Group Series C	4.50	7-1-2027	610,000	581,489
Quakertown General Authority LifeQuest Obligated Group Series C	5.00	7-1-2032	1,000,000	918,240
Westmoreland County IDA Excela Health Obligated Group Series A	4.00	7-1-2037	625,000	572,428
Westmoreland County IDA Excela Health Obligated Group Series A	5.00	7-1-2029	700,000	728,554
Westmoreland County IDA Excela Health Obligated Group Series A	5.00	7-1-2030	550,000	576,187
				115,778,689
Housing revenue: 0.69%
Pennsylvania EDFA Bridges Finco LP	5.00	12-31-2030	600,000	616,486
Pennsylvania EDFA Bridges Finco LP	5.00	12-31-2034	16,375,000	16,731,381
Pennsylvania EDFA Commonwealth of Pennsylvania Department of Transportation AMT	5.75	6-30-2048	12,000,000	13,184,971
Pennsylvania EDFA Commonwealth of Pennsylvania Department of Transportation AMT	6.00	6-30-2061	3,500,000	3,898,961
Pennsylvania Housing Finance Agency Series 142	5.00	10-1-2043	5,900,000	6,147,652
Pennsylvania Housing Finance Agency Series 142	5.50	10-1-2053	3,000,000	3,188,792
				43,768,243
The accompanying notes are an integral part of these consolidated financial statements.
54 | Allspring Municipal Bond Fund

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Miscellaneous revenue: 0.55%
Delaware Valley Regional Finance Authority Series C (Ambac Insured)	7.75%	7-1-2027	$4,025,000	$4,736,690
Pennsylvania Finance Authority Pennsylvania Hills Project Series B (NPFGC Insured)¤	0.00	12-1-2025	1,060,000	966,574
State Public School Building Authority School District of Philadelphia Series A	5.00	6-1-2024	2,250,000	2,278,801
State Public School Building Authority School District of Philadelphia Series A	5.00	6-1-2034	1,915,000	1,985,387
State Public School Building Authority School District of Philadelphia Series A	5.00	6-1-2035	16,715,000	17,264,639
State Public School Building Authority School District of Philadelphia Series A (AGM Insured)	5.00	6-1-2030	3,800,000	4,001,700
Waverly Township Municipal Authority (BAM Insured)	4.00	2-15-2030	1,065,000	1,118,672
Waverly Township Municipal Authority (BAM Insured)	4.00	2-15-2031	1,110,000	1,164,608
Waverly Township Municipal Authority (BAM Insured)	4.00	2-15-2032	1,155,000	1,211,787
				34,728,858
Tax revenue: 0.10%
Allentown Neighborhood Improvement Zone Development Authority	5.00	5-1-2036	750,000	781,677
Allentown Neighborhood Improvement Zone Development Authority	5.00	5-1-2042	2,000,000	2,018,704
Southeastern Pennsylvania Transportation Authority	5.25	6-1-2047	3,000,000	3,334,570
				6,134,951
Tobacco revenue: 0.18%
Commonwealth Financing Authority (AGM Insured)	4.00	6-1-2039	12,000,000	11,796,737
Transportation revenue: 1.50%
Delaware River Port Authority	5.00	1-1-2040	17,000,000	17,079,920
Pennsylvania Turnpike Commission Series 1	5.00	12-1-2040	1,000,000	1,109,826
Pennsylvania Turnpike Commission Series 1	5.00	12-1-2041	3,000,000	3,301,490
Pennsylvania Turnpike Commission Series 2nd	5.00	12-1-2035	9,900,000	10,583,407
Pennsylvania Turnpike Commission Series A	5.00	12-1-2044	8,905,000	9,411,783
Pennsylvania Turnpike Commission Series A (AGM Insured)	4.00	12-1-2049	15,095,000	14,717,640
Pennsylvania Turnpike Commission Series A-1	5.00	12-1-2047	1,750,000	1,823,285
Pennsylvania Turnpike Commission Series B	4.00	12-1-2046	3,000,000	2,928,823
Pennsylvania Turnpike Commission Series B	5.25	12-1-2052	8,250,000	9,013,436
Pennsylvania Turnpike Commission Series B1	5.00	6-1-2027	1,150,000	1,229,200
Pennsylvania Turnpike Commission Series B1	5.00	6-1-2028	1,450,000	1,548,498
Pennsylvania Turnpike Commission Series B2	5.00	6-1-2027	1,260,000	1,346,775
Pennsylvania Turnpike Commission Series B2	5.00	6-1-2028	5,005,000	5,344,986
Pennsylvania Turnpike Commission Series C	5.00	12-1-2046	4,125,000	4,380,829
Pennsylvania Turnpike Commission Oil Franchise Tax Revenue Series B	5.00	12-1-2043	6,000,000	6,297,704
Pennsylvania Turnpike Commission Oil Franchise Tax Revenue Series B	5.25	12-1-2048	5,145,000	5,424,691
				95,542,293
The accompanying notes are an integral part of these consolidated financial statements.
Allspring Municipal Bond Fund  | 55

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Utilities revenue: 0.08%
Philadelphia Gas Works Co. Series A (AGM Insured)	4.00%	8-1-2045	$5,000,000	$4,916,670
Water & sewer revenue: 0.25%
City of Philadelphia Water & Wastewater Revenue Series B	5.00	7-1-2033	8,000,000	8,240,866
City of Philadelphia Water & Wastewater Revenue Series C	5.00	6-1-2042	2,200,000	2,362,128
Luzerne County IDA Pennsylvania-American Water Co. AMTøø	2.45	12-1-2039	5,500,000	5,053,758
				15,656,752
				397,529,293
Puerto Rico: 0.02%
GO revenue: 0.02%
HTA HRRB Custodial Trust	5.50	7-1-2029	825,000	850,357
Puerto Rico Custodial Trust	5.50	7-1-2029	659,683	651,525
				1,501,882
Rhode Island: 0.24%
Airport revenue: 0.04%
Rhode Island Commerce Corp.	5.00	7-1-2031	2,115,000	2,277,933
Education revenue: 0.03%
Rhode Island Health & Educational Building Corp. Providence College Series A	5.00	11-1-2046	1,855,000	1,975,779
Tax revenue: 0.17%
Rhode Island Turnpike & Bridge Authority Series A	5.00	10-1-2040	10,640,000	10,911,151
				15,164,863
South Carolina: 1.41%
Education revenue: 0.16%
South Carolina Jobs-EDA York Preparatory Academy, Inc. Series A144A	7.25	11-1-2045	1,500,000	1,571,097
University of South Carolina Series A	5.00	5-1-2043	8,155,000	8,532,104
				10,103,201
Health revenue: 0.31%
South Carolina Jobs-EDA Prisma Health Obligated Group Series Cø	4.48	5-1-2048	19,800,000	19,800,000
Housing revenue: 0.19%
Tender Option Bond Trust Receipts/Certificates Series 2023- XF3079 (Mizuho Capital Markets LLC LOC, Mizuho Capital Markets LLC LIQ)144Aø	4.41	7-1-2028	12,236,000	12,236,000
Resource recovery revenue: 0.04%
South Carolina Jobs-EDA RePower South Berkeley LLC†	8.00	12-6-2029	370,000	303,222
South Carolina Jobs-EDA RePower South Berkeley LLC AMT144A†	6.00	2-1-2035	1,880,000	752,000
South Carolina Jobs-EDA RePower South Berkeley LLC Series A AMT144A†	6.25	2-1-2045	2,750,000	1,100,000
				2,155,222
The accompanying notes are an integral part of these consolidated financial statements.
56 | Allspring Municipal Bond Fund

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Utilities revenue: 0.71%
Patriots Energy Group Financing Agency Series A (Royal Bank of Canada LIQ)øø	4.00%	10-1-2048	$9,040,000	$9,040,937
South Carolina Public Service Authority Series A	4.00	12-1-2040	1,500,000	1,467,293
South Carolina Public Service Authority Series E	5.75	12-1-2047	31,250,000	34,484,603
				44,992,833
				89,287,256
South Dakota: 0.38%
Health revenue: 0.16%
South Dakota HEFA Avera Health Obligated Group	5.00	7-1-2046	10,000,000	10,173,711
Housing revenue: 0.10%
South Dakota Board of Regents Housing & Auxiliary Facilities System	5.00	4-1-2024	1,100,000	1,113,724
South Dakota Board of Regents Housing & Auxiliary Facilities System	5.00	4-1-2025	1,000,000	1,028,160
South Dakota Board of Regents Housing & Auxiliary Facilities System	5.00	4-1-2026	1,540,000	1,612,233
South Dakota Board of Regents Housing & Auxiliary Facilities System	5.00	4-1-2032	1,010,000	1,077,971
South Dakota Board of Regents Housing & Auxiliary Facilities System	5.00	4-1-2033	1,250,000	1,330,737
				6,162,825
Resource recovery revenue: 0.12%
South Dakota EDFA (AgCountry Farm Credit Services LOC) Riverview LLP AMTø	4.18	11-1-2051	8,000,000	8,000,000
				24,336,536
Tennessee: 1.69%
Airport revenue: 0.35%
Metropolitan Nashville Airport Authority Series B AMT	5.25	7-1-2047	15,750,000	16,814,585
Metropolitan Nashville Airport Authority Series B AMT	5.50	7-1-2052	5,000,000	5,437,103
				22,251,688
Health revenue: 0.11%
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board Vanderbilt University Medical Center Obligated Group Series A	5.00	7-1-2046	4,000,000	4,069,982
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board Vanderbilt University Medical Center Obligated Group Series A	5.00	7-1-2048	2,750,000	2,807,011
				6,876,993
Utilities revenue: 1.23%
Tender Option Bond Trust Receipts/Certificates Series 2022- XM1024 (Morgan Stanley Bank LIQ)144Aø	4.15	5-1-2052	7,500,000	7,500,000
Tennergy Corp. Series Aøø	4.00	12-1-2051	25,000,000	24,665,427
Tennergy Corp. Series Aøø	5.50	10-1-2053	10,000,000	10,586,961
The accompanying notes are an integral part of these consolidated financial statements.
Allspring Municipal Bond Fund  | 57

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Utilities revenue (continued)
Tennessee Energy Acquisition Corp.øø	4.00%	11-1-2049	$25,000,000	$24,863,865
Tennessee Energy Acquisition Corp. Series Aøø	5.00	5-1-2052	2,640,000	2,738,749
Tennessee Energy Acquisition Corp. Series A	5.25	9-1-2026	1,020,000	1,041,925
Tennessee Energy Acquisition Corp. Series A-1øø	5.00	5-1-2053	6,500,000	6,724,498
				78,121,425
				107,250,106
Texas: 8.89%
Airport revenue: 0.48%
City of Austin Airport System Revenue AMT	5.00	11-15-2039	8,000,000	8,037,503
City of Austin Airport System Revenue AMT	5.00	11-15-2040	3,000,000	3,199,042
City of Austin Airport System Revenue AMT	5.00	11-15-2044	3,500,000	3,496,638
City of Houston Airport System Revenue Series A AMT	5.00	7-1-2041	4,750,000	4,909,879
Dallas Fort Worth International Airport Series B	5.00	11-1-2050	8,000,000	8,633,756
Port Authority of Houston of Harris County	4.00	10-1-2039	2,500,000	2,532,582
				30,809,400
Education revenue: 0.60%
Arlington Higher Education Finance Corp. BASIS Texas Charter Schools, Inc.144Aøø	4.50	6-15-2056	1,000,000	991,017
Arlington Higher Education Finance Corp. School of Excellence in Education Series A144A	6.00	2-15-2042	500,000	473,192
Clifton Higher Education Finance Corp. IDEA Public Schools Series A	4.00	8-15-2047	3,000,000	2,634,254
Clifton Higher Education Finance Corp. IDEA Public Schools Series T	4.00	8-15-2047	2,500,000	2,424,645
Clifton Higher Education Finance Corp. International Leadership of Texas, Inc. Series A	5.75	8-15-2038	2,000,000	2,010,889
Clifton Higher Education Finance Corp. International Leadership of Texas, Inc. Series D	6.00	8-15-2038	6,000,000	6,074,089
Clifton Higher Education Finance Corp. International Leadership of Texas, Inc. Series D	6.13	8-15-2048	6,750,000	6,796,484
Clifton Higher Education Finance Corp. Valor Texas Education Foundation Series A144A	5.50	6-15-2033	3,020,000	3,027,593
Clifton Higher Education Finance Corp. Valor Texas Education Foundation Series A144A	6.00	6-15-2048	3,000,000	2,883,770
Hale Center Education Facilities Corp. Wayland Baptist University	5.00	3-1-2031	2,140,000	2,246,200
Southwest Higher Education Authority, Inc.	5.00	10-1-2032	650,000	696,713
Southwest Higher Education Authority, Inc.	5.00	10-1-2039	750,000	791,917
Southwest Higher Education Authority, Inc.	5.00	10-1-2040	1,000,000	1,054,236
Southwest Higher Education Authority, Inc.	5.00	10-1-2041	900,000	947,479
Southwest Higher Education Authority, Inc. Southern Methodist University	5.00	10-1-2030	1,460,000	1,569,607
University of Houston Series A	5.00	2-15-2047	3,000,000	3,231,557
				37,853,642
GO revenue: 2.29%
City of El Paso	4.00	8-15-2031	6,500,000	6,615,101
The accompanying notes are an integral part of these consolidated financial statements.
58 | Allspring Municipal Bond Fund

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
GO revenue (continued)
City of Georgetown	4.00%	8-15-2043	$2,140,000	$2,137,809
City of Houston Series A	4.00	3-1-2034	1,000,000	1,024,878
City of Palestine (AGM Insured)	4.00	2-15-2051	4,000,000	3,819,998
City of Port Isabel144A	5.10	2-15-2049	930,000	943,236
City of Sugar Land	5.00	2-15-2030	1,250,000	1,343,246
City of Temple	5.00	8-1-2032	1,070,000	1,114,399
County of Dallas	5.00	8-15-2042	4,275,000	4,761,753
County of Travis Series A	5.00	3-1-2036	12,470,000	13,713,967
County of Travis Series A	5.00	3-1-2039	6,250,000	6,744,866
Fort Worth Independent School District	5.00	2-15-2047	5,935,000	6,255,498
Harris County Flood Control District Series A%%	4.00	9-15-2042	3,545,000	3,560,351
Harris County Flood Control District Series A%%	4.00	9-15-2048	14,000,000	13,743,775
Houston Independent School District Series Cøø	4.00	6-1-2039	2,000,000	2,022,779
Nacogdoches Independent School District	5.00	2-15-2049	8,560,000	9,122,156
Pasadena Independent School District	5.00	2-15-2047	6,250,000	6,827,864
Royse City Independent School District	5.00	8-15-2034	3,025,000	3,118,720
Salado Independent School District	5.00	2-15-2049	1,605,000	1,710,404
San Antonio Independent School District Series B	5.00	8-15-2048	13,000,000	13,219,633
State of Texas Series B	5.00	10-1-2036	24,500,000	25,312,371
Viridian Municipal Management District (BAM Insured)	4.00	12-1-2033	555,000	556,953
Viridian Municipal Management District (BAM Insured)	4.00	12-1-2034	1,465,000	1,469,746
Viridian Municipal Management District (BAM Insured)	4.00	12-1-2035	1,520,000	1,522,885
Viridian Municipal Management District (BAM Insured)	4.00	12-1-2036	1,585,000	1,585,203
Waller Consolidated Independent School District (BAM Insured)	5.00	2-15-2041	5,005,000	5,512,503
Waller Consolidated Independent School District (BAM Insured)	5.00	2-15-2043	6,885,000	7,538,799
				145,298,893
Health revenue: 0.28%
Harris County Cultural Education Facilities Finance Corp. Series A	4.00	10-1-2038	2,300,000	2,309,199
Harris County Cultural Education Facilities Finance Corp. Texas Children’s Hospital Obligated Group Series A	4.00	10-1-2037	3,000,000	3,020,907
Harris County Health Facilities Development Corp. CHRISTUS Health Obligated Group Series A-3 (AGM Insured)€øø	4.49	7-1-2031	2,375,000	2,375,000
New Hope Cultural Education Facilities Finance Corp. Children’s Health System of Texas Obligated Group Series A	4.00	8-15-2033	2,050,000	2,084,038
Tarrant County Cultural Education Facilities Finance Corp. Baylor Scott & White Health Obligated Group Series D	5.50	11-15-2047	7,025,000	7,728,911
				17,518,055
Housing revenue: 0.28%
Texas Department of Housing & Community Affairs Series A (GNMA Insured)%%	5.13	9-1-2048	3,000,000	3,112,347
Texas Department of Housing & Community Affairs Series A (GNMA Insured)%%	5.25	9-1-2053	3,000,000	3,121,248
Texas PFA Texas Facilities Commission	4.00	2-1-2036	2,175,000	2,232,464
Texas PFA Texas Facilities Commission Series A	4.00	2-1-2034	5,000,000	5,204,299
The accompanying notes are an integral part of these consolidated financial statements.
Allspring Municipal Bond Fund  | 59

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Housing revenue (continued)
Texas PFA Texas Facilities Commission Series A	4.00%	2-1-2035	$2,000,000	$2,068,943
Travis County Housing Finance Corp. Austin Gateway Apartments LPøø	4.13	6-1-2045	2,000,000	2,002,760
				17,742,061
Industrial development revenue: 0.12%
City of Houston Airport System Revenue United Airlines, Inc. Series B-2 AMT	5.00	7-15-2027	2,500,000	2,530,588
Harris County Industrial Development Corp. Energy Transfer LPøø	4.05	11-1-2050	5,000,000	5,029,992
				7,560,580
Miscellaneous revenue: 0.62%
Greater Texoma Utility Authority City of Sherman Water & Sewer System Revenue (AGM Insured)	5.00	10-1-2048	20,000,000	21,439,638
Greater Texoma Utility Authority City of Sherman Water & Sewer System Revenue Series A (BAM Insured)%%	5.25	10-1-2048	10,000,000	10,909,466
Lower Colorado River Authority LCRA Transmission Services Corp.	5.00	5-15-2045	2,000,000	2,029,267
Lower Colorado River Authority LCRA Transmission Services Corp. Series A (AGM Insured)	4.00	5-15-2043	5,000,000	4,941,578
				39,319,949
Tax revenue: 0.12%
Dallas Area Rapid Transit Series A	5.00	12-1-2048	5,000,000	5,232,341
Old Spanish Trail-Alemda Corridors RDA (BAM Insured)	4.00	9-1-2036	1,125,000	1,158,166
Old Spanish Trail-Alemda Corridors RDA (BAM Insured)	4.00	9-1-2037	1,430,000	1,461,165
				7,851,672
Transportation revenue: 1.14%
Central Texas Regional Mobility Authority Series A	5.00	1-1-2044	3,000,000	3,154,741
Central Texas Regional Mobility Authority Series A	5.00	1-1-2049	2,450,000	2,557,968
Central Texas Regional Mobility Authority Series B	4.00	1-1-2041	800,000	787,708
Central Texas Regional Mobility Authority Series B	5.00	1-1-2046	1,600,000	1,686,870
Grand Parkway Transportation Corp. Series B CAB¤	0.00	10-1-2029	1,015,000	1,101,588
Grand Parkway Transportation Corp. Series B CAB¤	0.00	10-1-2030	2,000,000	2,177,006
Grand Parkway Transportation Corp. Series C	4.00	10-1-2039	2,500,000	2,509,091
Grand Parkway Transportation Corp. Series C	4.00	10-1-2045	28,185,000	27,550,708
North Texas Tollway Authority Series A	5.00	1-1-2033	3,600,000	3,680,429
North Texas Tollway Authority Series A	5.00	1-1-2035	4,000,000	4,078,338
North Texas Tollway Authority Series A	5.25	1-1-2038	3,500,000	3,877,004
Texas Private Activity Bond Surface Transportation Corp. NTE Mobility Partners LLC Series A	4.00	12-31-2037	3,000,000	2,823,162
Texas Private Activity Bond Surface Transportation Corp. NTE Mobility Partners Segments 3 LLC Series A AMT	6.75	6-30-2043	4,000,000	4,015,541
Texas Private Activity Bond Surface Transportation Corp. NTE Mobility Partners Segments 3 LLC Series A AMT	7.00	12-31-2038	12,500,000	12,556,307
				72,556,461
The accompanying notes are an integral part of these consolidated financial statements.
60 | Allspring Municipal Bond Fund

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Utilities revenue: 0.25%
City of San Antonio Electric & Gas Systems Revenue (SIFMA Municipal Swap+0.87%)±	4.88%	2-1-2048	$8,000,000	$8,000,394
Lower Colorado River Authority (AGM Insured)	4.00	5-15-2040	2,500,000	2,494,240
Texas Municipal Gas Acquisition & Supply Corp. III	5.00	12-15-2032	5,000,000	5,223,101
				15,717,735
Water & sewer revenue: 2.71%
City of Austin Water & Wastewater System Revenue	5.00	11-15-2045	15,065,000	15,633,677
City of Brownsville Utilities System Revenue (BAM Insured)	5.00	9-1-2046	1,000,000	1,064,726
City of Brownsville Utilities System Revenue (BAM Insured)	5.00	9-1-2051	1,000,000	1,054,628
City of Dallas Waterworks & Sewer System Revenue Series A	4.00	10-1-2042	4,455,000	4,485,587
City of Dallas Waterworks & Sewer System Revenue Series A	5.00	10-1-2030	3,810,000	3,952,174
City of Dallas Waterworks & Sewer System Revenue Series A	5.00	10-1-2047	7,000,000	7,811,087
City of Fort Worth Water & Sewer System Revenue	4.13	2-15-2046	18,365,000	18,193,550
San Antonio Water System Series A	5.00	5-15-2043	7,000,000	7,417,057
Tarrant Regional Water District	5.00	9-1-2034	3,500,000	3,571,012
Tarrant Regional Water District Water Supply System Revenue	5.00	3-1-2049	15,000,000	15,168,193
Texas Water Development Board State Revolving Fund	4.00	8-1-2038	2,500,000	2,530,117
Texas Water Development Board State Water Implementation Revenue Fund for Texas	4.00	10-15-2045	9,260,000	9,257,243
Texas Water Development Board State Water Implementation Revenue Fund for Texas Series A	4.00	10-15-2036	5,000,000	5,096,378
Texas Water Development Board State Water Implementation Revenue Fund for Texas Series A	4.00	10-15-2037	15,650,000	15,885,064
Texas Water Development Board State Water Implementation Revenue Fund for Texas Series A	4.00	10-15-2038	6,500,000	6,572,173
Texas Water Development Board State Water Implementation Revenue Fund for Texas Series A	4.00	10-15-2044	9,905,000	9,911,328
Texas Water Development Board State Water Implementation Revenue Fund for Texas Series B	5.00	4-15-2049	42,000,000	44,580,199
				172,184,193
				564,412,641
Utah: 0.69%
Airport revenue: 0.49%
City of Salt Lake City Airport Revenue Series A AMT	5.00	7-1-2034	5,910,000	6,491,448
City of Salt Lake City Airport Revenue Series A AMT	5.00	7-1-2035	5,000,000	5,446,200
City of Salt Lake City Airport Revenue Series A AMT	5.00	7-1-2036	2,500,000	2,626,209
City of Salt Lake City Airport Revenue Series A AMT	5.00	7-1-2043	2,500,000	2,575,522
City of Salt Lake City Airport Revenue Series A AMT	5.00	7-1-2048	5,500,000	5,642,101
City of Salt Lake City Airport Revenue Series A AMT	5.25	7-1-2048	3,000,000	3,110,762
City of Salt Lake City Airport Revenue Series B	5.00	7-1-2043	1,500,000	1,566,518
City of Salt Lake City Airport Revenue Series B	5.00	7-1-2048	3,500,000	3,630,068
				31,088,828
Education revenue: 0.04%
University of Utah Series 2015-XM0056 (Citibank NA LIQ)144Aø	3.69	8-1-2043	2,680,000	2,680,000
The accompanying notes are an integral part of these consolidated financial statements.
Allspring Municipal Bond Fund  | 61

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Health revenue: 0.12%
County of Utah Intermountain Healthcare Obligated Group Series A	4.00%	5-15-2041	$8,220,000	$8,060,992
Miscellaneous revenue: 0.02%
Mida Mountain Village Public Infrastructure District Mountain Village Assessment Area No. 2144A	4.00	8-1-2050	1,500,000	1,130,590
Tax revenue: 0.02%
Utah Telecommunication Open Infrastructure Agency	5.50	6-1-2040	1,000,000	1,131,641
				44,092,051
Virginia: 0.43%
GO revenue: 0.09%
City of Norfolk Series C	4.00	9-1-2032	5,810,000	6,055,626
Health revenue: 0.10%
Roanoke EDA Richfield Living Obligated Group Series 2020†	5.00	9-1-2040	3,290,000	2,201,859
Virginia Commonwealth University Health System Authority Series B	5.00	7-1-2046	4,270,000	4,359,794
				6,561,653
Housing revenue: 0.05%
Virginia Commonwealth Transportation Board	4.00	5-15-2046	3,000,000	2,942,958
Tax revenue: 0.01%
Marquis CDA of York County Virginia CAB144A	7.50	9-1-2045	397,000	119,100
Marquis CDA of York County Virginia Series B	5.63	9-1-2041	1,310,000	393,000
Marquis CDA of York County Virginia Series C CAB¤	0.00	9-1-2041	1,824,000	4,560
				516,660
Transportation revenue: 0.18%
Virginia Small Business Financing Authority 95 Express Lanes LLC AMT	4.00	1-1-2040	1,800,000	1,676,661
Virginia Small Business Financing Authority 95 Express Lanes LLC AMT	4.00	1-1-2048	6,000,000	5,291,553
Virginia Small Business Financing Authority Elizabeth River Crossings OpCo. LLC AMT	4.00	7-1-2029	1,450,000	1,454,449
Virginia Small Business Financing Authority Elizabeth River Crossings OpCo. LLC AMT	4.00	1-1-2040	3,250,000	3,034,447
				11,457,110
				27,534,007
Washington: 3.18%
Airport revenue: 0.50%
Port of Seattle AMT	5.00	4-1-2044	16,000,000	16,565,751
Port of Seattle Series B AMT	5.00	8-1-2047	2,900,000	3,041,300
Port of Seattle Series B AMT	5.50	8-1-2047	3,850,000	4,180,648
Port of Seattle Series C AMT	5.00	8-1-2046	7,865,000	8,226,501
				32,014,200
The accompanying notes are an integral part of these consolidated financial statements.
62 | Allspring Municipal Bond Fund

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Education revenue: 0.04%
Washington Higher Education Facilities Authority Seattle University	4.00%	5-1-2045	$1,000,000	$921,789
Washington Higher Education Facilities Authority Seattle University	5.00	5-1-2030	760,000	838,362
Washington Higher Education Facilities Authority Seattle University	5.00	5-1-2032	335,000	368,308
Washington Higher Education Facilities Authority Seattle University	5.00	5-1-2033	300,000	329,515
				2,457,974
GO revenue: 1.77%
City of Seattle	4.00	12-1-2040	2,500,000	2,502,322
Clark County School District No. 114 Evergreen	4.00	12-1-2031	9,000,000	9,406,343
Clark County School District No. 114 Evergreen	4.00	12-1-2034	2,500,000	2,586,731
County of Grant	5.25	12-1-2047	3,500,000	3,881,946
Grant County Public Hospital District No. 2	5.00	12-1-2038	4,000,000	4,122,047
King County Public Hospital District No. 1	5.00	12-1-2029	8,940,000	9,426,319
King County Public Hospital District No. 1	5.00	12-1-2035	9,430,000	9,730,984
King County School District No. 210 Federal Way	4.00	12-1-2033	10,000,000	10,349,223
King County School District No. 414 Lake Washington	5.00	12-1-2034	1,000,000	1,096,510
Snohomish County School District No. 103 Monroe	5.00	12-1-2031	1,500,000	1,548,741
State of Washington Series 2016-B	5.00	8-1-2032	8,545,000	8,866,617
State of Washington Series 2017-A	5.00	8-1-2033	1,500,000	1,587,381
State of Washington Series 2017-A	5.00	8-1-2041	2,500,000	2,600,857
State of Washington Series A	5.00	8-1-2036	3,500,000	3,922,214
State of Washington Series A	5.00	8-1-2040	3,500,000	3,645,340
State of Washington Series B	5.00	6-1-2036	5,000,000	5,597,381
State of Washington Series B	5.00	8-1-2037	6,400,000	6,701,857
State of Washington Series C	5.00	2-1-2044	16,000,000	17,630,600
State of Washington Series F	5.00	6-1-2038	6,500,000	7,274,623
				112,478,036
Health revenue: 0.36%
Washington Health Care Facilities Authority CommonSpirit Health Obligated Group Series A2	5.00	8-1-2038	3,000,000	3,139,443
Washington Health Care Facilities Authority Fred Hutchinson Cancer Center Obligated Group	4.00	9-1-2045	3,000,000	2,814,235
Washington Health Care Facilities Authority Fred Hutchinson Cancer Center Obligated Group144A	4.00	12-1-2045	2,450,000	2,297,320
Washington Health Care Facilities Authority Fred Hutchinson Cancer Center Obligated Group	5.00	9-1-2040	1,000,000	1,056,080
Washington Health Care Facilities Authority Providence St. Joseph Health Obligated Group Series A	5.00	10-1-2042	6,285,000	6,284,851
Washington Health Care Facilities Authority Providence St. Joseph Health Obligated Group Series D	5.00	10-1-2041	6,000,000	6,004,236
Washington Health Care Facilities Authority Seattle Children’s Hospital Obligated Group Series A	5.00	10-1-2047	1,055,000	1,088,056
				22,684,221
The accompanying notes are an integral part of these consolidated financial statements.
Allspring Municipal Bond Fund  | 63

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Housing revenue: 0.15%
FYI Properties State of Washington Consolidated Technology Services	5.00%	6-1-2037	$7,395,000	$7,910,110
FYI Properties State of Washington Consolidated Technology Services	5.00	6-1-2038	1,750,000	1,865,196
				9,775,306
Miscellaneous revenue: 0.16%
State of Washington COP Series A	5.00	7-1-2038	3,265,000	3,456,798
State of Washington COP Series B	5.00	7-1-2038	1,660,000	1,786,397
State of Washington COP Series B	5.00	7-1-2039	1,745,000	1,872,032
State of Washington COP Series B	5.00	7-1-2040	1,480,000	1,582,724
State of Washington COP Series B	5.00	7-1-2041	1,555,000	1,654,606
				10,352,557
Utilities revenue: 0.05%
Energy Northwest Bonneville Power Administration Series A	5.00	7-1-2034	2,500,000	2,851,444
Water & sewer revenue: 0.15%
County of King Sewer Revenue	5.00	7-1-2042	4,660,000	4,887,633
Eclipse Funding Trust Series 2017-0028 (U.S. Bank N.A. LIQ)144Aøø	3.49	7-1-2042	4,370,000	4,370,000
				9,257,633
				201,871,371
West Virginia: 0.19%
GO revenue: 0.04%
Ohio County Board of Education	3.00	6-1-2026	2,680,000	2,674,186
Health revenue: 0.08%
West Virginia Hospital Finance Authority West Virginia United Health System Obligated Group Series A	5.00	6-1-2043	4,750,000	5,055,060
Tax revenue: 0.07%
Monongalia County Commission Excise Tax District Series A144A	4.13	6-1-2043	1,515,000	1,342,014
Monongalia County Commission Excise Tax District Series A144A	5.50	6-1-2037	2,500,000	2,551,385
Monongalia County Commission Excise Tax District Series A144A	5.75	6-1-2043	675,000	689,839
				4,583,238
				12,312,484
Wisconsin: 3.00%
Education revenue: 0.60%
Milwaukee RDA Milwaukee Science Education Consortium, Inc.	6.00	8-1-2033	2,120,000	2,123,993
Milwaukee RDA Milwaukee Science Education Consortium, Inc.	6.25	8-1-2043	4,650,000	4,659,584
PFA Carolina International School Series A144A	6.00	8-1-2023	85,000	85,084
PFA Carolina International School Series A144A	6.75	8-1-2033	2,430,000	2,433,330
PFA Carolina International School Series A144A	7.00	8-1-2043	1,575,000	1,576,805
PFA Carolina International School Series A144A	7.20	8-1-2048	940,000	941,105
PFA Nevada Charter Academies Series A144A	5.00	7-15-2039	1,375,000	1,285,681
PFA Northwest Nazarene University, Inc.	4.25	10-1-2049	5,410,000	4,715,638
The accompanying notes are an integral part of these consolidated financial statements.
64 | Allspring Municipal Bond Fund

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Education revenue (continued)
Wisconsin HEFA Marquette University	5.00%	10-1-2031	$6,690,000	$7,609,595
Wisconsin HEFA Marquette University	5.00	10-1-2032	7,040,000	8,098,955
Wisconsin HEFA Medical College of Wisconsin, Inc.	4.00	12-1-2046	5,000,000	4,768,555
				38,298,325
GO revenue: 0.13%
City of Milwaukee Series B4 (AGM Insured)	5.00	4-1-2038	3,000,000	3,248,346
Verona Area School District	4.00	4-1-2027	3,385,000	3,473,867
Verona Area School District	4.00	4-1-2028	1,380,000	1,419,491
				8,141,704
Health revenue: 0.90%
PFA WakeMed Obligated Group Series A	4.00	10-1-2049	24,500,000	22,671,202
Wisconsin HEFA Ascension Health Credit Group Series A	4.50	11-15-2039	4,925,000	4,966,033
Wisconsin HEFA Ascension Health Credit Group Series A	5.00	11-15-2035	12,000,000	12,459,842
Wisconsin HEFA Ascension Health Credit Group Series B2	4.00	11-15-2043	5,000,000	4,837,047
Wisconsin HEFA Bellin Memorial Hospital Obligated Group Series A	5.00	12-1-2041	1,315,000	1,377,852
Wisconsin HEFA Bellin Memorial Hospital Obligated Group Series A	5.00	12-1-2042	2,000,000	2,095,085
Wisconsin HEFA Bellin Memorial Hospital Obligated Group Series A	5.00	12-1-2043	3,540,000	3,699,165
Wisconsin HEFA Bellin Memorial Hospital Obligated Group Series A	5.50	12-1-2052	2,000,000	2,166,875
Wisconsin HEFA Marshfield Clinic Health System Obligated Group Series Cø	5.30	2-15-2053	3,000,000	3,000,000
				57,273,101
Housing revenue: 0.70%
PFA Wilmington LLC (AGM Insured)	4.00	7-1-2023	350,000	350,000
PFA Wilmington LLC (AGM Insured)	4.00	7-1-2024	800,000	801,270
PFA Wilmington LLC (AGM Insured)	4.00	7-1-2025	920,000	923,298
PFA Wilmington LLC (AGM Insured)	5.00	7-1-2026	1,360,000	1,410,332
PFA Wilmington LLC (AGM Insured)	5.00	7-1-2027	1,675,000	1,764,448
PFA Wilmington LLC (AGM Insured)	5.00	7-1-2028	2,025,000	2,165,724
PFA Wilmington LLC (AGM Insured)	5.00	7-1-2029	2,190,000	2,348,301
PFA Wilmington LLC (AGM Insured)	5.00	7-1-2030	2,300,000	2,467,933
PFA Wilmington LLC (AGM Insured)	5.00	7-1-2031	1,415,000	1,518,623
PFA Wilmington LLC (AGM Insured)	5.00	7-1-2048	16,775,000	17,314,499
PFA Wilmington LLC (AGM Insured)	5.00	7-1-2053	5,000,000	5,142,076
State of Wisconsin Environmental Improvement Fund Revenue Series A	5.00	6-1-2033	3,420,000	3,519,624
Wisconsin Housing & EDA Multifamily Housing Revenue Series Aø	3.95	4-1-2046	2,790,000	2,790,000
Wisconsin Housing & EDA Home Ownership Revenue Series Eø	4.00	9-1-2035	1,850,000	1,850,000
				44,366,128
Industrial development revenue: 0.10%
PFA Customer Facility Charge-SA LLC Series A	5.00	2-1-2042	2,500,000	2,543,964
PFA Customer Facility Charge-SA LLC Series B144A	5.50	2-1-2042	4,000,000	4,000,525
				6,544,489
The accompanying notes are an integral part of these consolidated financial statements.
Allspring Municipal Bond Fund  | 65

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Miscellaneous revenue: 0.11%
Wisconsin Center District Series C CAB (AGM Insured)¤	0.00%	12-15-2037	$1,600,000	$848,805
Wisconsin Center District Series C CAB (AGM Insured)¤	0.00	12-15-2038	1,600,000	803,939
Wisconsin Center District Series D CAB (AGM Insured)¤	0.00	12-15-2045	14,715,000	5,072,739
				6,725,483
Tax revenue: 0.46%
Village of Mount Pleasant Series A	5.00	4-1-2043	20,205,000	21,246,048
Village of Mount Pleasant Series A	5.00	4-1-2048	6,910,000	7,077,080
Village of Mount Pleasant Series A (BAM Insured)	5.00	4-1-2048	650,000	668,515
				28,991,643
				190,340,873
Total municipal obligations (Cost $6,473,416,290)				6,309,519,444

		Yield	Shares
Short-term investments: 0.54%
Investment companies: 0.54%
Allspring Municipal Cash Management Money Market Fund Institutional Class♠∞##		4.07	34,481,658	34,488,555
Total short-term investments (Cost $34,488,541)				34,488,555
Total investments in securities (Cost $6,549,904,831)	100.54%			6,386,007,999
Other assets and liabilities, net	(0.54)			(34,420,165)
Total net assets	100.00%			$6,351,587,834

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
ø
Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.

øø	The interest rate is determined and reset by the issuer periodically depending upon the terms of the security. The rate shown is the rate in effect at period end.
¤	The security is issued in zero coupon form with no periodic interest payments.
€	The security is an auction-rate security which has an interest rate that resets at predetermined short-term intervals through a Dutch auction. The rate shown is the rate in effect at period end.
±	Variable rate investment. The rate shown is the rate in effect at period end.
%%	The security is purchased on a when-issued basis.
##	All or a portion of this security is segregated for when-issued securities.
†	Non-income-earning security
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.
The accompanying notes are an integral part of these consolidated financial statements.
66 | Allspring Municipal Bond Fund

Portfolio of investments—June 30, 2023

Abbreviations:
AGC	Assured Guaranty Corporation
AGM	Assured Guaranty Municipal
Ambac	Ambac Financial Group Incorporated
AMT	Alternative minimum tax
BAM	Build America Mutual Assurance Company
CAB	Capital appreciation bond
CCAB	Convertible capital appreciation bond
CDA	Community Development Authority
CERF	Credit Enhancement Reserve Fund
COP	Certificate of participation
ECFA	Educational & Cultural Facilities Authority
EDA	Economic Development Authority
EDFA	Economic Development Finance Authority
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General obligation
HEFA	Health & Educational Facilities Authority
HFFA	Health Facilities Financing Authority
IDA	Industrial Development Authority
LIBOR	London Interbank Offered Rate
LIQ	Liquidity agreement
LOC	Letter of credit
NPFGC	National Public Finance Guarantee Corporation
PFA	Public Finance Authority
RDA	Redevelopment Authority
SIFMA	Securities Industry and Financial Markets Association
TTFA	Transportation Trust Fund Authority
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Municipal Cash Management Money Market Fund Institutional Class	$15,147,751	$1,562,825,991	$(1,543,466,263)	$(18,226)	$(698)	$34,488,555	34,481,658	$1,382,862
The accompanying notes are an integral part of these consolidated financial statements.
Allspring Municipal Bond Fund  | 67

Statement of assets and liabilities—June 30, 2023
Financial statements
Statement of assets and liabilities

Assets
Investments in unaffiliated securities, at value (cost $6,515,416,290)	$6,351,519,444
Investments in affiliated securities, at value (cost $34,488,541)	34,488,555
Cash	7,308,191
Receivable for interest	71,438,797
Receivable for Fund shares sold	3,943,027
Receivable for investments sold	1,444,999
Prepaid expenses and other assets	646,399
Total assets	6,470,789,412
Liabilities
Payable for when-issued transactions	49,538,125
Payable for investments purchased	48,925,184
Payable for Fund shares redeemed	12,977,289
Dividends payable	4,957,902
Management fee payable	1,703,508
Administration fees payable	493,875
Distribution fee payable	16,657
Cash due to broker	1,733
Accrued expenses and other liabilities	587,305
Total liabilities	119,201,578
Total net assets	$6,351,587,834
Net assets consist of
Paid-in capital	$6,594,110,819
Total distributable loss	(242,522,985)
Total net assets	$6,351,587,834
The accompanying notes are an integral part of these financial statements.
68 | Allspring Municipal Bond Fund

Statement of assets and liabilities—June 30, 2023

Computation of net asset value and offering price per share
Net assets–Class A	$819,018,772
Shares outstanding–Class A1	84,320,599
Net asset value per share–Class A	$9.71
Maximum offering price per share – Class A2	$10.17
Net assets–Class C	$25,301,837
Shares outstanding–Class C1	2,605,713
Net asset value per share–Class C	$9.71
Net assets–Class R6	$809,610,810
Shares outstanding–Class R6[1]	83,341,889
Net asset value per share–Class R6	$9.71
Net assets–Administrator Class	$1,263,909,733
Shares outstanding–Administrator Class[1]	130,086,482
Net asset value per share–Administrator Class	$9.72
Net assets–Institutional Class	$3,433,746,682
Shares outstanding–Institutional Class[1]	353,544,609
Net asset value per share–Institutional Class	$9.71

[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.
Allspring Municipal Bond Fund  | 69

Statement of operations—year ended June 30, 2023
Statement of operations
Investment income
Interest	$200,676,890
Income from affiliated securities	1,382,862
Total investment income	202,059,752
Expenses
Management fee	19,791,968
Administration fees
Class A	1,370,546
Class C	46,671
Class R6	212,662
Administrator Class	1,126,562
Institutional Class	2,485,101
Shareholder servicing fees
Class A	2,138,461
Class C	72,690
Administrator Class	2,812,579
Distribution fee
Class C	218,070
Custody and accounting fees	289,528
Professional fees	105,342
Registration fees	204,576
Shareholder report expenses	213,170
Trustees’ fees and expenses	24,875
Other fees and expenses	140,099
Total expenses	31,252,900
Less: Fee waivers and/or expense reimbursements
Class A	(150,427)
Class C	(3,580)
Administrator Class	(1,194,294)
Net expenses	29,904,599
Net investment income	172,155,153
Realized and unrealized gains (losses) on investments
Net realized losses on
Unaffiliated securities	(10,420,298)
Affiliated securities	(18,226)
Net realized losses on investments	(10,438,524)
Net change in unrealized gains (losses) on
Unaffiliated securities	9,478,352
Affiliated securities	(698)
Net change in unrealized gains (losses) on investments	9,477,654
Net realized and unrealized gains (losses) on investments	(960,870)
Net increase in net assets resulting from operations	$171,194,283
The accompanying notes are an integral part of these financial statements.
70 | Allspring Municipal Bond Fund

Statement of changes in net assets
Statement of changes in net assets
	Year ended June 30, 2023		Year ended June 30, 2022
Operations
Net investment income		$172,155,153		$132,330,860
Net realized losses on investments		(10,438,524)		(29,696,038)
Net change in unrealized gains (losses) on investments		9,477,654		(586,935,899)
Net increase (decrease) in net assets resulting from operations		171,194,283		(484,301,077)
Distributions to shareholders from
Net investment income and net realized gains
Class A		(23,155,494)		(22,307,254)
Class C		(565,678)		(618,947)
Class R6		(21,866,954)		(11,522,096)
Administrator Class		(32,304,792)		(22,759,543)
Institutional Class		(94,100,017)		(75,114,595)
Total distributions to shareholders		(171,992,935)		(132,322,435)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	7,029,818	67,837,081	3,555,083	37,023,328
Class C	489,210	4,712,486	298,478	3,190,333
Class R6	99,211,328	946,842,572	100,043,556	1,000,180,422
Administrator Class	186,561,897	1,796,246,089	143,501,780	1,460,363,388
Institutional Class	241,003,059	2,322,722,803	109,281,926	1,122,718,011
		5,138,361,031		3,623,475,482
Reinvestment of distributions
Class A	2,111,396	20,339,740	1,906,296	19,851,582
Class C	55,461	534,001	56,879	592,739
Class R6	56,171	541,314	13,432	139,556
Administrator Class	3,312,161	31,955,076	2,179,944	22,612,571
Institutional Class	8,288,208	79,883,147	6,625,814	68,879,804
		133,253,278		112,076,252
Payment for shares redeemed
Class A	(17,898,762)	(172,433,833)	(14,894,404)	(153,994,313)
Class C	(1,503,738)	(14,497,210)	(1,430,615)	(14,862,619)
Class R6	(79,070,706)	(753,142,645)	(71,421,897)	(708,522,552)
Administrator Class	(166,439,668)	(1,599,217,170)	(131,372,943)	(1,338,909,878)
Institutional Class	(177,840,192)	(1,699,846,680)	(114,743,308)	(1,161,120,631)
		(4,239,137,538)		(3,377,409,993)
Net increase in net assets resulting from capital share transactions		1,032,476,771		358,141,741
Total increase (decrease) in net assets		1,031,678,119		(258,481,771)
Net assets
Beginning of period		5,319,909,715		5,578,391,486
End of period		$6,351,587,834		$5,319,909,715
The accompanying notes are an integral part of these financial statements.
Allspring Municipal Bond Fund  | 71

Financial highlights
Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
Class A	2023	2022	2021	2020	2019
Net asset value, beginning of period	$9.70	$10.83	$10.55	$10.55	$10.21
Net investment income	0.26	0.23	0.24	0.25	0.30 [1]
Net realized and unrealized gains (losses) on investments	0.01	(1.13)	0.28	0.01	0.34
Total from investment operations	0.27	(0.90)	0.52	0.26	0.64
Distributions to shareholders from
Net investment income	(0.26)	(0.23)	(0.24)	(0.25)	(0.30)
Net realized gains	0.00	0.00	0.00	(0.01)	0.00
Total distributions to shareholders	(0.26)	(0.23)	(0.24)	(0.26)	(0.30)
Net asset value, end of period	$9.71	$9.70	$10.83	$10.55	$10.55
Total return[2]	2.85%	(8.47)%	4.95%	2.54%	6.35%
Ratios to average net assets (annualized)
Gross expenses	0.77%	0.77%	0.77%	0.77%	0.78%
Net expenses	0.75%	0.74%	0.74%	0.74%	0.75%
Net investment income	2.72%	2.16%	2.22%	2.40%	2.89%
Supplemental data
Portfolio turnover rate	8%	18%	16%	24%	20%
Net assets, end of period (000s omitted)	$819,019	$902,671	$1,110,503	$1,138,934	$1,206,717

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.
72 | Allspring Municipal Bond Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
Class C	2023	2022	2021	2020	2019
Net asset value, beginning of period	$9.70	$10.83	$10.55	$10.55	$10.21
Net investment income	0.19	0.15 [1]	0.16 [1]	0.17	0.22
Net realized and unrealized gains (losses) on investments	0.01	(1.13)	0.28	0.01	0.34
Total from investment operations	0.20	(0.98)	0.44	0.18	0.56
Distributions to shareholders from
Net investment income	(0.19)	(0.15)	(0.16)	(0.17)	(0.22)
Net realized gains	0.00	0.00	0.00	(0.01)	0.00
Total distributions to shareholders	(0.19)	(0.15)	(0.16)	(0.18)	(0.22)
Net asset value, end of period	$9.71	$9.70	$10.83	$10.55	$10.55
Total return[2]	2.08%	(9.16)%	4.16%	1.77%	5.56%
Ratios to average net assets (annualized)
Gross expenses	1.51%	1.51%	1.51%	1.51%	1.53%
Net expenses	1.50%	1.50%	1.50%	1.50%	1.50%
Net investment income	1.95%	1.40%	1.47%	1.64%	2.15%
Supplemental data
Portfolio turnover rate	8%	18%	16%	24%	20%
Net assets, end of period (000s omitted)	$25,302	$34,561	$50,251	$79,863	$98,411

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.
Allspring Municipal Bond Fund  | 73

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
Class R6	2023	2022	2021	2020	2019[1]
Net asset value, beginning of period	$9.70	$10.83	$10.55	$10.55	$10.21
Net investment income	0.30	0.26	0.28	0.29	0.30
Net realized and unrealized gains (losses) on investments	0.01	(1.13)	0.28	0.01	0.34
Total from investment operations	0.31	(0.87)	0.56	0.30	0.64
Distributions to shareholders from
Net investment income	(0.30)	(0.26)	(0.28)	(0.29)	(0.30)
Net realized gains	0.00	0.00	0.00	(0.01)	0.00
Total distributions to shareholders	(0.30)	(0.26)	(0.28)	(0.30)	(0.30)
Net asset value, end of period	$9.71	$9.70	$10.83	$10.55	$10.55
Total return[2]	3.23%	(8.14)%	5.33%	2.90%	6.43%
Ratios to average net assets (annualized)
Gross expenses	0.39%	0.39%	0.39%	0.39%	0.40%
Net expenses	0.39%	0.39%	0.39%	0.39%	0.40%
Net investment income	3.10%	2.55%	2.58%	2.76%	3.16%
Supplemental data
Portfolio turnover rate	8%	18%	16%	24%	20%
Net assets, end of period (000s omitted)	$809,611	$612,487	$373,876	$276,204	$72,655

[1]	For the period from July 31, 2018 (commencement of class operations) to June 30, 2019
[2]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.
74 | Allspring Municipal Bond Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
Administrator Class	2023	2022	2021	2020	2019
Net asset value, beginning of period	$9.70	$10.84	$10.56	$10.55	$10.21
Net investment income	0.28	0.24	0.25	0.27	0.31 [1]
Net realized and unrealized gains (losses) on investments	0.02	(1.14)	0.28	0.02	0.34
Total from investment operations	0.30	(0.90)	0.53	0.29	0.65
Distributions to shareholders from
Net investment income	(0.28)	(0.24)	(0.25)	(0.27)	(0.31)
Net realized gains	0.00	0.00	0.00	(0.01)	0.00
Total distributions to shareholders	(0.28)	(0.24)	(0.25)	(0.28)	(0.31)
Net asset value, end of period	$9.72	$9.70	$10.84	$10.56	$10.55
Total return	3.11%	(8.42)%	5.10%	2.78%	6.51%
Ratios to average net assets (annualized)
Gross expenses	0.71%	0.71%	0.71%	0.71%	0.72%
Net expenses	0.60%	0.60%	0.60%	0.60%	0.60%
Net investment income	2.89%	2.31%	2.37%	2.54%	3.02%
Supplemental data
Portfolio turnover rate	8%	18%	16%	24%	20%
Net assets, end of period (000s omitted)	$1,263,910	$1,034,623	$1,000,652	$1,017,781	$832,318

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.
Allspring Municipal Bond Fund  | 75

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
Institutional Class	2023	2022	2021	2020	2019
Net asset value, beginning of period	$9.70	$10.83	$10.55	$10.55	$10.21
Net investment income	0.29	0.26	0.27	0.29	0.33
Net realized and unrealized gains (losses) on investments	0.01	(1.13)	0.28	0.01	0.34
Total from investment operations	0.30	(0.87)	0.55	0.30	0.67
Distributions to shareholders from
Net investment income	(0.29)	(0.26)	(0.27)	(0.29)	(0.33)
Net realized gains	0.00	0.00	0.00	(0.01)	0.00
Total distributions to shareholders	(0.29)	(0.26)	(0.27)	(0.30)	(0.33)
Net asset value, end of period	$9.71	$9.70	$10.83	$10.55	$10.55
Total return	3.18%	(8.19)%	5.28%	2.85%	6.67%
Ratios to average net assets (annualized)
Gross expenses	0.44%	0.44%	0.44%	0.44%	0.45%
Net expenses	0.44%	0.44%	0.44%	0.44%	0.45%
Net investment income	3.05%	2.47%	2.53%	2.71%	3.15%
Supplemental data
Portfolio turnover rate	8%	18%	16%	24%	20%
Net assets, end of period (000s omitted)	$3,433,747	$2,735,568	$3,043,109	$3,006,622	$2,862,588
The accompanying notes are an integral part of these financial statements.
76 | Allspring Municipal Bond Fund

Notes to financial statements
Notes to financial statements
1.
ORGANIZATION
Allspring Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Municipal Bond Fund  (the “Fund”) which is a diversified series of the Trust.
2.
SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC (“Allspring Funds Management”), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Futures contracts
Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price and on a specified date.  The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates and is subject to interest rate risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange-traded and the exchange’s clearinghouse, as the counterparty to all exchange-traded futures, guarantees the futures contracts against default.
Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or received from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has
Allspring Municipal Bond Fund  | 77

Notes to financial statements
been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.
Distributions to shareholders
Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s  tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of June 30, 2023, the aggregate cost of all investments for federal income tax purposes was $6,551,313,546 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$52,233,352
Gross unrealized losses	(217,538,899)
Net unrealized losses	$(165,305,547)
As of June 30, 2023, the Fund had capital loss carryforwards which consist of $57,261,025 in short-term capital losses and $20,141,339 in long-term capital losses.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3.
FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
78 | Allspring Municipal Bond Fund

Notes to financial statements
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2023:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Closed-end fund obligations	$0	$42,000,000	$0	$42,000,000
Municipal obligations	0	6,309,519,444	0	6,309,519,444
Short-term investments
Investment companies	34,488,555	0	0	34,488,555
Total assets	$34,488,555	$6,351,519,444	$0	$6,386,007,999
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended June 30, 2023, the Fund did not have any transfers into/out of Level 3.
4.
TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.400%
Next $500 million	0.375
Next $2 billion	0.350
Next $2 billion	0.325
Next $5 billion	0.290
Over $10 billion	0.280
For the year ended June 30, 2023, the management fee was equivalent to an annual rate of 0.34% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC, an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.15%
Class C	0.15
Class R6	0.03
Administrator Class	0.10
Institutional Class	0.08
Prior to June 30, 2023, the class-level administration fee for Class A and Class C was 0.16% of the average daily net assets of each respective class.
Allspring Municipal Bond Fund  | 79

Notes to financial statements
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund.  When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through October 31, 2023 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of June 30, 2023, the contractual expense caps are as follows:
EXPENSE RATIO CAPS
Class A	0.75%
Class C	1.50
Class R6	0.40
Administrator Class	0.60
Institutional Class	0.45
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC (“Allspring Funds Distributor”), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate up to 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended June 30, 2023, Allspring Funds Distributor received $13,173 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended June 30, 2023.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class are charged a fee at an annual rate up to 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of the Fund.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $406,620,000, $244,280,000 and $0 in interfund purchases, sales and net realized gains (losses), respectively, during the year ended June 30, 2023.
5.
INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2023 were $1,709,605,493 and $459,472,601, respectively.
6.
BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
For the year June 30, 2023, there were no borrowings by the Fund under the agreement.
7.
DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid was $171,992,935 and $132,322,435 of tax-exempt income for the years ended June 30, 2023 and June 30, 2022, respectively.
80 | Allspring Municipal Bond Fund

Notes to financial statements
As of June 30, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed tax-exempt income	Unrealized losses	Capital loss carryforward
$5,208,753	$(165,305,547)	$(77,402,364)
8.
INDEMNIFICATION
Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
Allspring Municipal Bond Fund  | 81

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Municipal Bond Fund (the Fund), one of the funds constituting Allspring Funds Trust, including the portfolio of investments, as of June 30, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of June 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of June 30, 2023, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
August 25, 2023
82 | Allspring Municipal Bond Fund

Other information (unaudited)
Other information
Tax information
Pursuant to Section 852 of the Internal Revenue Code, 100% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended June 30, 2023.
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-259-3305, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Quarterly portfolio holdings information
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Allspring Municipal Bond Fund  | 83

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 127 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015
Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong
Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of
Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International
Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life
Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent
Memorial Hospital Foundation (non-profit organization). Mr. Ebsworth is a CFA charterholder.
N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018
Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning
Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens &
Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead
Independent Director and chair of the Audit Committee. Board member of the Russell Exchange
Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.
N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019
Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of
CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011,
Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and
Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to
2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the
Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory board of
Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).
N/A
David F. Larcker (Born 1950)	Trustee, since 2009
Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of
Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the
Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate
Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of
Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The
Wharton School, University of Pennsylvania from 1985 to 2005.
N/A
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018
International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the
University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center
on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic
Research. Previously taught at Cornell University from 1978 to 1993.
N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018
President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of
NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.
N/A
1
The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.

84 | Allspring Municipal Bond Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Trustee, since 2018
Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to
2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell
Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays
Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays
Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-
profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of
Columbia Bar Associations.
N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019
Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner,
Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for
Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-
2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive
Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner,
Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination
Medical Center Corporation. Board member of the Minnesota Wild Foundation.
N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Allspring Municipal Bond Fund  | 85

Other information (unaudited)
Officers1
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017
President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund
Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital
Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated
Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Complex)
Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen
Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022
Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance
Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015
Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.

Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021
Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department
from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at
Morgan, Lewis & Bockius LLP from 2008 to 2015.

1 For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

86 | Allspring Municipal Bond Fund

Other information (unaudited)
Board consideration of investment management and sub-advisory agreements:
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Allspring Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 15-17, 2023 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for the Allspring Municipal Bond Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Allspring Funds Management, LLC (“Allspring Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Allspring Global Investments, LLC (the “Sub-Adviser”), an affiliate of Allspring Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Allspring Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2023, and at the Meeting, the Trustees conferred extensively among themselves and with representatives of Allspring Funds Management about these matters. The Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
The Board noted that it initially approved the Advisory Agreements at a Board meeting held in May 2021, each for a two-year term, in advance of the sale of Wells Fargo Asset Management to Allspring Global Investments Holdings, LLC,1 a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Trustees also noted that, while they did not specifically consider the continuation of the Advisory Agreements in 2022 as a result of the two-year term that was approved in 2021, the Trustees received and considered certain information at a Board meeting held in April 2022 that was applicable to the Advisory Agreements, including an overview and financial review of the Allspring Global Investments business, information regarding certain ancillary agreements that were approved by the Board at the April 2022 Board meeting, and comparative data regarding Fund fees and expenses.
In providing information to the Board, Allspring Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2023. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interactions with Allspring Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Allspring Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent, and quality of services
The Board received and considered various information regarding the nature, extent, and quality of services provided to the Fund by Allspring Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Allspring Global Investments, of which Allspring Funds Management and the Sub-Adviser are a part, and a summary of investments made in the Allspring Global Investments business. The Board also considered information about retention arrangements with respect to key personnel of Allspring Global Investments that were put in place in connection with the Transaction. The Board took into account information about the services that continue to be provided by Wells Fargo & Co. and/or its affiliates (“Wells Fargo”) since the Transaction under a transition services agreement and the anticipated timeline for exiting the transition services agreement. In addition, the Board received and considered information about the full range of services provided to the Fund by Allspring Funds Management and its affiliates.
1
The trade name for the asset management firm that includes Allspring Funds Management and the Sub-Adviser is “Allspring Global Investments.”

Allspring Municipal Bond Fund  | 87

Other information (unaudited)
The Board considered the qualifications, background, tenure, and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Allspring Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel.
The Board further considered the compliance programs and compliance records of Allspring Funds Management and the Sub-Adviser. The Board received and considered information about Allspring Global Investments’ risk management functions, which included information about Allspring Funds Management’s and the Sub-Adviser’s business continuity plans, their approaches to data privacy and cybersecurity, and Allspring Funds Management’s role as administrator of the Fund’s liquidity risk management program. The Board also received and considered information about Allspring Funds Management’s intermediary and vendor oversight program.
Fund investment performance and expenses
The Board considered the investment performance results for the Fund over various time periods ended December 31, 2022. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of the Universe for all periods under review. The Board also noted that the investment performance of the Fund was higher than the investment performance of its benchmark index, the Bloomberg Municipal Bond Index, for the one- and ten-year periods under review, and that the investment performance of the Fund was in range of the investment performance of its benchmark index for the three- and five-year periods under review.
The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for the Institutional Class and the Class R6 shares, equal to the median net operating expense ratios of the expense Groups for the Administrator Class and in range of the median net operating expense ratios of the expense Groups for the Class A shares.
The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment management and sub-advisory fee rates
The Board reviewed and considered the contractual fee rates payable by the Fund to Allspring Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Allspring Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Allspring Funds Management to the Sub-Adviser for investment sub-advisory services. It was noted that advisory fee waivers, if any, are at the fund level and not class level.
Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than the sum of these average rates for the Fund’s expense Groups for all share classes, except that the Management Rates of the Fund were in range of the sum of these average rates for the Fund’s expense Groups for the Class A shares.
The Board also received and considered information about the portion of the total management fee that was retained by Allspring Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Allspring Funds Management and not delegated to or assumed by the Sub-Adviser, and about Allspring Funds Management’s on-going oversight services. Given the affiliation between Allspring Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.
The Board also received and considered information about the nature and extent of services offered and fee rates charged by Allspring Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

88 | Allspring Municipal Bond Fund

Other information (unaudited)
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Allspring Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.
Profitability
The Board received and considered information concerning the profitability of Allspring Funds Management, as well as the profitability of Allspring Global Investments, from providing services to the fund complex as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the complex was subsumed in the Allspring Global Investments profitability analysis.
Allspring Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and differences in how Allspring Global Investments calculates its pre-tax profit metric versus the methodology used when Allspring Funds Management was part of Wells Fargo. It was noted that the impact of such differences had only minor impact on the financial results presented. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type, and age of fund.
Based on its review, the Board did not deem the profits reported by Allspring Funds Management or Allspring Global Investments from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Allspring Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Allspring Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Allspring Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
Other benefits to Allspring Funds Management and the Sub-Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Allspring Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that Allspring Funds Distributor, LLC, an affiliate of Allspring Funds Management, receives distribution-related fees in respect of shares sold or held through it.
The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser and fees earned in the past by Allspring Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund complex’s securities lending collateral.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

Allspring Municipal Bond Fund  | 89

Other information (unaudited)
Liquidity risk management program
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, which is reasonably designed to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund’s investment manager, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the “Council”) composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 16-17, 2023, the Board received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2022 through December 31, 2022 (the “Reporting Period”). The Report noted significant liquidity events impacting the Funds related to extended foreign market holidays as well as the difficulty of trading and settlement of most Russia-related securities due to sanctions activity. The Report noted that there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage the Fund’s, including the Fund’s, liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

90 | Allspring Municipal Bond Fund

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For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2023 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-07102023-mucut9qx 08-23
AR3317 06-23

Allspring Municipal Sustainability Fund
Annual Report
June 30, 2023

The views expressed and any forward-looking statements are as of June 30, 2023, unless otherwise noted, and are those of the Fund’s portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.
Allspring Municipal Sustainability Fund  | 1

Letter to shareholders (unaudited)

Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Municipal Sustainability Fund for the 12-month period that ended June 30, 2023. Globally, stocks and bonds experienced heightened volatility through the period. The market was focused on persistently high inflation and the impact of ongoing aggressive central bank rate hikes. Compounding these concerns were the global reverberations of the Russia-Ukraine war. Riskier assets rallied in 2023, with anticipation of an end to the tight monetary policy despite concerns of a possible impending recession. After suffering deep and broad losses through 2022, bonds now benefit from a base of higher yields that can help generate higher income. However, ongoing rate hikes continued to be a headwind during recent months.
For the 12-month period, stocks generally outperformed bonds—both domestic U.S. and global. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 19.59%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 12.72%, while the MSCI EM Index (Net) (USD)3 had more muted performance, with a gain of 1.75%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -0.94%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 fell 1.83%, the Bloomberg Municipal Bond Index6 gained 3.19%, and the ICE BofA U.S. High Yield Index7 returned 8.97%.
Despite high inflation and central bank rate hikes, markets rallied.
Markets rebounded from a rough first half of the calendar year in July 2022, led by U.S. stocks. While U.S. economic activity showed signs of waning, the country’s labor market remained strong:  July nonfarm payrolls grew by more than 500,000 and U.S. unemployment dipped to 3.5%. Meanwhile, crude oil and retail gasoline prices—major contributors to recent overall inflation—fell substantially from earlier highs. And while U.S. home prices rose, sales fell as houses became less affordable with mortgage rates at a 13-year high. The Federal Reserve (Fed) raised the federal funds rate 0.75% in July—to a range of 2.25% to 2.50%—and forecasts pointed to further rate hikes.
August was a broadly challenging month. High inflation persisted, cresting 9% in the eurozone on an annual basis and remaining above 8% in the U.S. despite the Fed’s aggressive monetary policy and a major drop in global crude oil and gasoline prices from their June peak. One positive was the resilient U.S. jobs market. However, the Fed’s job was clearly not complete. One longer-term bright spot was the U.S. Congress’s passage of the Inflation Reduction Act. Its primary stated goals include to reduce inflation (though not immediately) by curbing the deficit, capping health care spending by seniors, and investing in domestic sources of clean energy.
“ Markets rebounded from a rough first half of the calendar year in July 2022, led by U.S. stocks. While U.S. economic activity showed signs of waning, the country’s labor market remained strong. ”
1
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.
2
The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source:  MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
3
The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.
4
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
5
The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
6
The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
7
The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high yield bonds. The index tracks the performance of high yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2023. ICE Data Indices, LLC. All rights reserved.
2 | Allspring Municipal Sustainability Fund

Letter to shareholders (unaudited)
In September, all asset classes suffered further major losses. Central banks kept up their battle against rapidly rising prices with more rate hikes. The strength of the U.S. dollar weighed on results for investors holding non-U.S.-dollar assets. U.S. mortgage rates jumped to near 7% on 30-year fixed-rate mortgages; the decreased housing affordability began to cool demand somewhat. The U.K. experienced a sharp sell-off of government bonds and the British pound in September as investors panicked in response to a new government budget that was seen as financially unsound. The Bank of England (BoE) then stepped in and bought long-dated government bonds.
Equities had a reprieve in October. Globally, developed markets outpaced emerging market equities, which were hurt by weakness among Chinese stocks. Central banks continued to try to curtail high inflation with aggressive interest rate hikes. Geopolitical risks persisted, including the ongoing Russia-Ukraine war and economic, financial market, and political turmoil in the U.K. Concerns over Europe’s energy crisis eased thanks to unseasonably warm weather and plentiful gas on hand. The U.S. labor market continued its resilience against rising prices as unemployment remained near a record low.
Stocks and bonds rallied in November. Economic news was encouraging, driven by U.S. labor market strength. Although central banks kept increasing rates, hopes rose for an easing in the pace of rate hikes and a possible end to central bank monetary tightening in 2023. Although inflation remained at record highs in the eurozone, we began to see signs of a possible decline in inflationary pressures as U.S. inflation moderated, with a 7.1% annual price rise in November and a monthly price increase of just 0.1%. China’s economic data remained weak, reflecting its zero-COVID-19 policy.
Financial markets cooled in December, with U.S. equities declining overall in response to a weakening U.S. dollar. Fixed income securities ended one of their worst years ever, with generally flat monthly returns as markets weighed the hopes for an end to the monetary tightening cycle with the reality that central banks had not completed their jobs yet. U.S. Consumer Price Index (CPI),1 data showed a strong consistent trend downward, which brought down the 12-month CPI to 6.5% in December from 9.1% in June. Other countries and regions reported still-high but declining inflation rates as the year wound down.
The year 2023 began with a rally across global equities and fixed income securities. Investor optimism rose in response to data indicating declining inflation rates and the reopening of China’s economy with the abrupt end to its zero-COVID-19 policy. The U.S. reported surprisingly strong job gains—employers added more than 500,000 jobs—and unemployment fell to 3.4%, the lowest level since 1969. Meanwhile, wage growth, seen as a potential contributor to ongoing high inflation, continued to moderate. All eyes remained fixed on the Fed and on how many more rate hikes remain in this tightening cycle. The 0.25% federal funds rate hike announced in January was the Fed’s smallest rate increase since March 2022.
Markets declined in February as investors responded unfavorably to resilient economic data. The takeaway:  Central banks would likely continue their monetary tightening cycle for longer than markets had priced in. In this environment—where strong economic data is seen as bad news—the resilient U.S. labor market was seen as a negative while the inflation rate was not falling quickly enough for the Fed, which raised interest rates by 0.25% in early February. Meanwhile, the BoE and the European Central Bank (ECB) both raised rates by 0.50%.
The collapse of Silicon Valley Bank in March, the second-largest banking failure in U.S. history, led to a classic bank run that spread to Europe, where Switzerland’s Credit Suisse was taken over by its rival, UBS. The banking industry turmoil created an additional challenge for central banks in balancing inflationary concerns against potential economic weakening. Meanwhile, recent data pointed to economic strength in the U.S., Europe, and China. And China’s economy continued to rebound after the removal of its COVID-19 lockdown. Inflation rates in the U.S., the U.K., and Europe all remained higher than central bank targets, leading to additional rate hikes in March.
“ The collapse of Silicon Valley Bank in March, the second-largest banking failure in U.S. history, led to a classic bank run that spread to Europe, where Switzerland’s Credit Suisse was taken over by its rival, UBS. ”
1
The U.S. Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
Allspring Municipal Sustainability Fund  | 3

Letter to shareholders (unaudited)
Economic data released in April pointed to global resilience, as Purchasing Managers Indexes1 in the U.S., U.K., and eurozone beat expectations and China reported first-quarter annualized economic growth of 4.5%. Despite banking industry stress, developed market stocks had monthly gains. The U.S. labor market remained strong, with a 3.5% jobless rate and monthly payroll gains above 200,000. However, uncertainty and inflationary concerns weighed on investors in the U.S. and abroad.
May was marked by a divergence between expanding activity in services and an overall contraction in manufacturing activity in the U.S., U.K., and eurozone. Core inflation remained elevated in the U.S. and Europe, despite the ongoing efforts of the Fed and ECB, which included rate hikes of 0.25% by both in May. Stubborn inflation and the resilient U.S. labor market led to expectations of further interest rate hikes, overall monthly declines across bond indexes, and mixed results for stocks in May. Investor worries over a U.S. debt ceiling impasse were modest, and market confidence was buoyed by a deal in late May to avert a potential U.S. debt default.
June featured the Fed’s first pause on interest rate hikes since March 2022, when it began its aggressive campaign to rein in inflation. However, core CPI, excluding food and energy prices, while continuing to decline, remained stubbornly high in June, at 4.8%, well above the Fed’s 2.0% target rate. With the U.S. unemployment rate still at 3.6%, near a historical low, and U.S. payrolls growing in June for the 30th consecutive month, expectations of more Fed rate hikes were reinforced. However, U.S. and global stocks had strong returns in June.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,

Andrew Owen
President
Allspring Funds
For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.
1
The Purchasing Managers Index (PMI) is an index of the prevailing direction of economic trends in the manufacturing and service sectors. You cannot invest directly in an index.
4 | Allspring Municipal Sustainability Fund

Letter to shareholders (unaudited)

Notice to Shareholders
 Beginning in July 2024, the Fund will be required by the Securities and Exchange Commission to send shareholders a paper copy of a new tailored shareholder report in place of the full shareholder report that you are now receiving. The tailored shareholder report will contain concise information about the Fund, including certain expense and performance information and fund statistics. If you wish to receive this new tailored shareholder report electronically, please follow the instructions on the back cover of this report.

 Other information that is currently included in the shareholder report, such as the Fund’s financial statements, will be available online and upon request, free of charge, in paper or electronic format.

Allspring Municipal Sustainability Fund  | 5

Performance highlights (unaudited)
Performance highlights
Investment objective	The Fund seeks current income exempt from federal income tax.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Terry J. Goode, Robert J. Miller, Nicholos Venditti

Average annual total returns (%) as of June 30, 2023
		Including sales charge		Excluding sales charge		Expense ratios[1] (%)
	Inception date	1 year	Since inception	1 year	Since inception	Gross	Net[2]
Class A (WMSAX)	2-28-2020	-2.69	-1.64	1.88	-0.28	1.34	0.75
Class C (WMSCX)	2-28-2020	0.90	-0.59	1.90	-0.59	2.09	1.50
Class R6 (WMSRX)	2-28-2020	–	–	2.34	0.10	0.96	0.40
Administrator Class (WMSDX)	2-28-2020	–	–	2.09	-0.11	1.28	0.60
Institutional Class (WMSIX)	2-28-2020	–	–	2.29	0.05	1.01	0.45
Bloomberg Municipal Bond Index[3]	–	–	–	3.19	-0.82 *	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

*	Based on the inception date of the oldest Fund class.
[1]
Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the Financial Highlights of this report.

[2]
The manager has contractually committed through October 31, 2023, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.75% for Class A, 1.50% for Class C, 0.40% for Class R6, 0.60% for Administrator Class and 0.45% for Institutional Class. Brokerage
commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees.
Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. The use of derivatives may reduce returns and/or increase volatility. Investing in environmental, social, and governance (ESG) carries the risk that, under certain market conditions, the investments may underperform products that invest in a broader array of investments. In addition, some ESG investments may be dependent on government tax incentives and subsidies and on political support for certain environmental technologies and companies. The ESG sector also may have challenges such as a limited number of issuers and liquidity in the market, including a robust secondary market. Investing primarily in responsible investments carries the risk that, under certain market conditions, an investment may underperform funds that do not use a responsible investment strategy. This fund is exposed to municipal securities risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the Alternative Minimum Tax (AMT). Any capital gains distributions may be taxable.

6 | Allspring Municipal Sustainability Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of June 30, 2023[1]

[1]
The chart compares the performance of Class A shares since inception with the Bloomberg Municipal Bond Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

Allspring Municipal Sustainability Fund | 7

Performance highlights (unaudited)
MANAGER’S DISCUSSION
Fund highlights
•The Fund underperformed its benchmark, the Bloomberg Municipal Bond Index, for the 12-month period that ended June 30, 2023.
•Sector and security selection were detractors from performance.
•Yield-curve positioning also detracted from relative performance, with an overweight to the weakest-performing 3-year maturity segment and an underweight to the best-performing 15-year maturity segment.
•A defensive duration position was positive as municipal rates rose over the period.
•The overweight to BBB-rated bonds contributed to relative performance as this was the best-performing segment of credit for the year.
Global economies increase lending rates in hopes of taming runaway inflation.
Entering 2022, the excitement of a post-pandemic world gave way to new whispers and fears of higher prices and broad-based inflation caused by supply chain bottlenecks, increased housing costs, wage increases, and employment market distortions. Those fears quickly became reality and prices began to rise at a historic rate. The U.S. Federal Open Market Committee acted quickly and with purpose:  ending open market purchases, reducing its balance sheet, and raising the benchmark overnight lending rate at each monthly meeting through 2022 and early 2023. Fixed income and equity markets fell sharply but began to recover as annual inflation numbers peaked in June and began to recede.
The U.S. unemployment rate, which reached a multigenerational high of more than 14% in the spring of 2020, fell throughout the past year and has settled below 4%. Employers continue to add jobs, especially in service-oriented industries, and the resulting wage increases have further contributed to inflationary pressures. After U.S. gross domestic product turned negative in the first and second quarters of 2022, it expanded at rates above 2% in each subsequent quarter. The federal funds rate, which began 2022 at 0.25% to 0.50%, was raised 10 consecutive times before a pause in June 2023. It now sits at 5.25% to 5.50% as the Federal Reserve (Fed) attempts to curb inflation. In this environment, some form of recession seems imminent.
In the wake of continued rate increases, U.S. fixed income yields rose dramatically as investors reacted to Fed actions, with the yield on the 10-year Treasury ending the period near 4%. Rising U.S. Treasury yields affected all fixed income sectors in 2022, with all seeing their worst returns in more than 40 years. The U.S. Treasury yield curve remained substantially inverted throughout the period, which has driven many investors into shorter-term interest-bearing vehicles, including money markets.
Municipals sold off drastically to start the period but began to rebound in the fourth quarter of 2022. The Bloomberg Municipal Bond Index fell nearly 8% and the broader municipal market had more than $124 billion in outflows before stabilizing early in 2023. For the first time in history, the municipal yield curve also inverted but not to the degree seen in Treasuries.
While this environment has certainly been painful for municipal investors, the drawdown has created significantly improved opportunities and entry points. Municipal to Treasury ratios ended the period elevated but at far better levels than in 2021. Municipal credit spreads have widened substantially while the underlying fundamental credit of municipalities remains strong following trillions of dollars in government stimulus. We believe investors will continue to return to the municipal market in the latter half of 2023, attracted by increased yields, positive fundamental strength, and good relative value.

Credit quality as of June 30, 2023[1]

6%
AAA/Aaa
31%
AA/Aa
30%
A/A
23%
BBB/Baa
3%
BB/Ba
1%
B/B
6%
Not rated

[1]
The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the portfolio with the ratings depicted in the chart are calculated based on the market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of the three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D
(lowest). Ratings from A to CCC may be modified by the addition of a plus
(+) or minus (-) sign to show relative standing within the rating categories.
Standard & Poor’s rates the creditworthiness of short-term notes from
SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from
MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

8 | Allspring Municipal Sustainability Fund

Performance highlights (unaudited)
We use a sustainable framework for municipal bond investing.
The Fund looks to take advantage of the natural alignment of the municipal sector with sustainable outcomes. Our robust framework and scoring methodology align with green bond principles and social bond principles as we seek to identify bonds that we believe have positive impact. We also evaluate environmental, social, and governance risk as part of our fundamental credit research. A variety of factors affected the Fund’s relative performance. We were overweight BBB-rated debt and A-rated debt and underweight AA-rated debt and AAA-rated debt, and we had out-of-benchmark allocations to non-investment-grade and nonrated credits. Spreads widened throughout the period for lower-rated investment-grade bonds. Controlling for duration and curve effects, our overweights to medium- and lower-quality credits contributed. High yield municipals (nonrated and non-investment-grade) performed poorly for the period. The highest-rated municipals also underperformed the index. As expected, negative fund flows caused lower-rated and nonrated sectors to underperform.
We anticipate that investment-grade municipal defaults will remain rare, but we believe investors should continue to focus on security selection. We were underweight general obligation bonds and overweight revenue bonds, which detracted from performance. Security selection was strong in the housing and electric sectors but lagged in the hospital, transportation, special tax, and water/sewer sectors. Federal stimulus support continues to bolster many municipal sectors, so we expect them to continue to perform well. Risks remain elevated in senior care and project finance sectors. An overweight to premium coupons (5.25% to 5.50%) contributed to performance.

Effective maturity distribution as of June 30, 2023[1]

10%
0-1 year
6%
1-3 year(s)
9%
3-5 years
23%
5-10 years
19%
10-20 years
30%
20-30 years
3%
30+ years

[1]	Figures represent the percentage of the Fund’s total investments. These amounts are subject to change and may have changed since the date specified.
The outlook remains favorable for active bond management, in our view.
We believe the outlook for bond selection remains favorable. Increased dispersion within rating tiers and sectors offers the opportunity for differentiation among credits. As the period ended, primary and secondary market opportunities were favorable due to elevated municipal yields relative to the beginning of the period and wider credit spreads.

Allspring Municipal Sustainability Fund | 9

Fund expenses (unaudited)
Fund expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2023 to June 30, 2023.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 1-1-2023	Ending account value 6-30-2023	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,019.62	$3.76	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.08	$3.76	0.75%
Class C
Actual	$1,000.00	$1,022.04	$6.52	1.30%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.35	$6.51	1.30%
Class R6
Actual	$1,000.00	$1,022.48	$2.01	0.40%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.81	$2.01	0.40%
Administrator Class
Actual	$1,000.00	$1,020.93	$3.01	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	$3.01	0.60%
Institutional Class
Actual	$1,000.00	$1,022.23	$2.26	0.45%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.56	$2.26	0.45%

[1]
Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half-year period).

10 | Allspring Municipal Sustainability Fund

Portfolio of investments—June 30, 2023
Portfolio of investments

	Interest rate	Maturity date	Principal	Value
Municipal obligations: 94.09%
Arizona: 1.24%
GO revenue: 1.24%
Maricopa County Elementary School District No. 25-Liberty Series A (AGM Insured)	5.00%	7-1-2023	$300,000	$300,000
California: 6.73%
Education revenue: 0.46%
California Municipal Finance Authority STREAM Charter School Series A144A	5.00	6-15-2051	125,000	111,877
Health revenue: 0.44%
California Municipal Finance Authority Eisenhower Medical Center Series A	5.00	7-1-2027	100,000	104,847
Housing revenue: 4.25%
California Infrastructure & Economic Development Bank California State Teachers’ Retirement System	5.00	8-1-2030	310,000	348,458
California Municipal Finance Authority CHF-Riverside II LLC	5.00	5-15-2029	375,000	402,093
California Municipal Finance Authority Special Finance Agency XII Allure Apartments Series A2144A	4.38	8-1-2049	200,000	154,810
California Statewide Communities Development Authority Community Improvement Authority Series B144A	4.00	9-1-2046	150,000	124,858
				1,030,219
Miscellaneous revenue: 1.58%
City & County of San Francisco Series A COP	4.00	4-1-2034	370,000	383,362
				1,630,305
Colorado: 6.75%
Education revenue: 3.21%
Colorado ECFA Prospect Ridge Academy Series A	5.00	3-15-2027	535,000	560,292
Colorado School of Mines Series B (AGM Insured)	5.25	12-1-2052	200,000	216,717
				777,009
Health revenue: 2.02%
Colorado Health Facilities Authority AdventHealth Obligated Group Series A	4.00	11-15-2043	500,000	490,395
Tax revenue: 1.52%
Regional Transportation District Denver Transit Partners LLC Series A	4.00	7-15-2040	375,000	367,401
				1,634,805
District of Columbia: 1.13%
Water & sewer revenue: 1.13%
District of Columbia Water & Sewer Authority Series A	5.00	10-1-2038	250,000	274,866
Florida: 0.44%
Education revenue: 0.44%
Florida Development Finance Corp. United Cerebral Palsy of Central Florida, Inc. Series A	5.00	6-1-2050	125,000	107,360
The accompanying notes are an integral part of these financial statements.
Allspring Municipal Sustainability Fund  | 11

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Georgia: 1.09%
Education revenue: 1.09%
Private Colleges & Universities Authority Mercer University	5.25%	10-1-2051	$250,000	$264,588
Guam: 1.05%
Water & sewer revenue: 1.05%
Guam Government Waterworks Authority Series A	5.00	1-1-2050	250,000	253,767
Idaho: 1.63%
Health revenue: 1.63%
Idaho Health Facilities Authority Trinity Health Corp. Obligated Group Series A	5.00	12-1-2047	385,000	395,323
Illinois: 19.10%
Education revenue: 2.55%
Illinois Finance Authority Lawndale Educational & Regional Network Charter School Obligated Group	4.00	11-1-2051	750,000	617,210
GO revenue: 2.12%
City of Decatur (BAM Insured)	5.00	3-1-2024	375,000	377,963
Kendall Kane & Will Counties Community Unit School District No. 308 (AGM Insured)¤	0.00	2-1-2027	155,000	136,520
				514,483
Health revenue: 4.32%
Illinois Finance Authority Carle Foundation Obligated Group Series A	4.00	8-15-2048	500,000	455,082
Southwestern Illinois Development Authority Hospital Sisters Services Obligated Group Series A	5.00	2-15-2025	580,000	592,626
				1,047,708
Tax revenue: 2.13%
Chicago Transit Authority Sales Tax Receipts Fund (AGM Insured)	5.00	12-1-2046	500,000	516,252
Transportation revenue: 2.82%
Public Building Commission of Chicago (Ambac Insured)	5.25	3-1-2031	600,000	683,193
Water & sewer revenue: 5.16%
City of Chicago Wastewater Transmission Revenue Series A (AGM Insured)	5.25	1-1-2053	500,000	544,602
City of Chicago Wastewater Transmission Revenue Series C	5.00	1-1-2024	700,000	705,090
				1,249,692
				4,628,538
Indiana: 4.54%
Health revenue: 2.22%
Indiana Finance Authority Series A%%	5.00	10-1-2053	500,000	538,583
Housing revenue: 2.32%
Indiana Finance Authority Indiana Finance Authority State Revolving Fund Series E	5.00	2-1-2047	500,000	561,138
				1,099,721
The accompanying notes are an integral part of these financial statements.
12 | Allspring Municipal Sustainability Fund

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Massachusetts: 6.06%
Education revenue: 2.14%
Massachusetts Development Finance Agency Trustees of Boston College Series U	5.00%	7-1-2025	$500,000	$519,255
Health revenue: 3.92%
Massachusetts Development Finance Agency Boston Medical Center Corp. Obligated Group Series D	5.00	7-1-2044	300,000	301,479
Massachusetts Development Finance Agency Boston Medical Center Corp. Obligated Group Series G	5.25	7-1-2052	500,000	524,313
Massachusetts Development Finance Agency Milford Regional Medical Center Obligated Group Series G144A	5.00	7-15-2025	125,000	124,890
				950,682
				1,469,937
Michigan: 3.92%
Housing revenue: 2.19%
Michigan State Building Authority Series I	5.00	10-15-2031	500,000	529,738
Water & sewer revenue: 1.73%
Great Lakes Water Authority Water Supply System Revenue Series D	5.00	7-1-2031	400,000	419,645
				949,383
Minnesota: 0.36%
Education revenue: 0.36%
Housing & Redevelopment Authority of The City of St. Paul Minnesota Hmong College Preparatory Academy Series A	5.00	9-1-2055	100,000	87,379
Nevada: 2.32%
GO revenue: 2.32%
County of Clark	5.00	11-1-2029	500,000	561,362
New Jersey: 4.37%
Education revenue: 2.80%
Passaic County Improvement Authority Paterson Arts & Science Charter School	5.25	7-1-2043	670,000	679,143
Housing revenue: 1.57%
Garden State Preservation Trust Series A (AGM Insured)	5.75	11-1-2028	100,000	108,609
New Jersey EDA State of New Jersey Department of the Treasury Series XX	4.00	6-15-2024	270,000	271,512
				380,121
				1,059,264
New York: 8.71%
Education revenue: 5.85%
Allegany County Capital Resource Corp. Houghton College Series A	5.00	12-1-2026	390,000	396,604
Build NYC Resource Corp. East Harlem Scholars Academy Charter School Obligated Group144A	5.00	6-1-2032	375,000	378,908
Build NYC Resource Corp. Integration Charter Schools Series A144A	5.00	6-1-2041	150,000	142,447
The accompanying notes are an integral part of these financial statements.
Allspring Municipal Sustainability Fund  | 13

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Education revenue (continued)
New York State Dormitory Authority Series A	5.00%	7-1-2038	$270,000	$290,359
Tompkins County Development Corp. Ithaca College	5.00	7-1-2041	205,000	209,590
				1,417,908
GO revenue: 0.52%
City of Poughkeepsie	5.00	6-1-2024	125,000	125,414
Water & sewer revenue: 2.34%
New York State Environmental Facilities Corp. New York State Revolving Fund Series A	5.00	6-15-2032	500,000	567,797
				2,111,119
North Carolina: 0.75%
Housing revenue: 0.75%
North Carolina Capital Facilities Finance Agency Arc of North Carolina Obligated Group Series A (Department of Housing and Urban Development Insured)	5.00	10-1-2024	180,000	180,897
Oklahoma: 1.03%
Housing revenue: 1.03%
McIntosh County Educational Facilities Authority McIntosh County Independent School District No. 19 Checotah	2.00	9-1-2023	250,000	249,019
Oregon: 4.05%
GO revenue: 2.21%
City of Bend	5.00	6-1-2050	500,000	536,633
Health revenue: 1.84%
Oregon State Facilities Authority Samaritan Health Services, Inc. Obligated Group Series A	5.00	10-1-2031	430,000	445,743
				982,376
Pennsylvania: 5.96%
Education revenue: 1.03%
Allegheny County Higher Education Building Authority Robert Morris University	5.00	10-15-2037	250,000	249,596
Health revenue: 2.65%
Lancaster County Hospital Authority Penn State Health Obligated Group	5.00	11-1-2051	625,000	641,606
Transportation revenue: 2.28%
Pennsylvania Turnpike Commission Series B1	5.25	6-1-2047	535,000	552,800
				1,444,002
South Carolina: 1.20%
Education revenue: 1.20%
South Carolina Jobs-EDA Wofford College	5.00	4-1-2033	270,000	292,024
The accompanying notes are an integral part of these financial statements.
14 | Allspring Municipal Sustainability Fund

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Texas: 0.94%
Water & sewer revenue: 0.94%
Texas Water Development Board State Water Implementation Revenue Fund for Texas Series B	5.00%	4-15-2024	$225,000	$228,138
Utah: 4.58%
Housing revenue: 4.58%
University of Utah Series B	5.00	8-1-2042	1,000,000	1,110,178
Washington: 5.49%
Education revenue: 0.63%
Washington Higher Education Facilities Authority Seattle University	5.00	5-1-2027	145,000	153,011
GO revenue: 2.73%
King County Public Hospital District No. 1	5.00	12-1-2026	625,000	661,480
Utilities revenue: 2.13%
Chelan County Public Utility District No. 1 Series A	4.00	7-1-2036	500,000	516,093
				1,330,584
Wisconsin: 0.65%
Health revenue: 0.65%
PFA Washoe Barton Medical Clinic Series A	4.00	12-1-2051	200,000	158,063
Total municipal obligations (Cost $24,003,637)				22,802,998

		Yield	Shares
Short-term investments: 6.79%
Investment companies: 6.79%
Allspring Municipal Cash Management Money Market Fund Institutional Class♠∞##		4.07	1,645,858	1,646,188
Total short-term investments (Cost $1,646,187)				1,646,188
Total investments in securities (Cost $25,649,824)	100.88%			24,449,186
Other assets and liabilities, net	(0.88)			(212,642)
Total net assets	100.00%			$24,236,544

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
¤	The security is issued in zero coupon form with no periodic interest payments.
%%	The security is purchased on a when-issued basis.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.
##	All or a portion of this security is segregated for when-issued securities.

Abbreviations:
AGM	Assured Guaranty Municipal
Ambac	Ambac Financial Group Incorporated
BAM	Build America Mutual Assurance Company
COP	Certificate of participation
ECFA	Educational & Cultural Facilities Authority
EDA	Economic Development Authority
GO	General obligation
PFA	Public Finance Authority
The accompanying notes are an integral part of these financial statements.
Allspring Municipal Sustainability Fund  | 15

Portfolio of investments—June 30, 2023

Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Municipal Cash Management Money Market Fund Institutional Class	$1,657,378	$9,947,594	$(9,958,535)	$(76)	$(173)	$1,646,188	1,645,858	$16,990
The accompanying notes are an integral part of these financial statements.
16 | Allspring Municipal Sustainability Fund

Statement of assets and liabilities—June 30, 2023
Financial statements
Statement of assets and liabilities

Assets
Investments in unaffiliated securities, at value (cost $24,003,637)	$22,802,998
Investments in affiliated securities, at value (cost $1,646,187)	1,646,188
Cash	198
Receivable for interest	292,236
Receivable from manager	18,307
Receivable for Fund shares sold	2,966
Prepaid expenses and other assets	35,553
Total assets	24,798,446
Liabilities
Payable for when-issued transactions	539,015
Payable for Fund shares redeemed	7,221
Dividends payable	3,372
Administration fees payable	1,071
Trustees’ fees and expenses payable	192
Accrued expenses and other liabilities	11,031
Total liabilities	561,902
Total net assets	$24,236,544
Net assets consist of
Paid-in capital	$26,098,589
Total distributable loss	(1,862,045)
Total net assets	$24,236,544
Computation of net asset value and offering price per share
Net assets–Class A	$183,363
Shares outstanding–Class A1	9,799
Net asset value per share–Class A	$18.71
Maximum offering price per share – Class A2	$19.59
Net assets–Class C	$26,051
Shares outstanding–Class C1	1,381
Net asset value per share–Class C	$18.86
Net assets–Class R6	$20,394,827
Shares outstanding–Class R6[1]	1,089,006
Net asset value per share–Class R6	$18.73
Net assets–Administrator Class	$671,939
Shares outstanding–Administrator Class[1]	35,886
Net asset value per share–Administrator Class	$18.72
Net assets–Institutional Class	$2,960,364
Shares outstanding–Institutional Class[1]	158,079
Net asset value per share–Institutional Class	$18.73

[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.
Allspring Municipal Sustainability Fund  | 17

Statement of operations—year ended June 30, 2023
Statement of operations
Investment income
Interest	$703,336
Income from affiliated securities	16,990
Total investment income	720,326
Expenses
Management fee	105,944
Administration fees
Class A	1,794
Class C	1,474
Class R6	6,051
Administrator Class	1,309
Institutional Class	2,370
Shareholder servicing fees
Class A	2,803
Class C	2,303
Administrator Class	3,272
Custody and accounting fees	6,101
Professional fees	49,852
Registration fees	61,161
Shareholder report expenses	30,454
Trustees’ fees and expenses	21,873
Other fees and expenses	4,128
Total expenses	300,889
Less: Fee waivers and/or expense reimbursements
Fund-level	(176,939)
Class A	(3)
Class C	(273)
Administrator Class	(1,462)
Net expenses	122,212
Net investment income	598,114
Realized and unrealized gains (losses) on investments
Net realized losses on
Unaffiliated securities	(216,703)
Affiliated securities	(76)
Net realized losses on investments	(216,779)
Net change in unrealized gains (losses) on
Unaffiliated securities	202,536
Affiliated securities	(173)
Net change in unrealized gains (losses) on investments	202,363
Net realized and unrealized gains (losses) on investments	(14,416)
Net increase in net assets resulting from operations	$583,698
The accompanying notes are an integral part of these financial statements.
18 | Allspring Municipal Sustainability Fund

Statement of changes in net assets
Statement of changes in net assets
	Year ended June 30, 2023		Year ended June 30, 2022
Operations
Net investment income		$598,114		$517,750
Net realized losses on investments		(216,779)		(195,609)
Net change in unrealized gains (losses) on investments		202,363		(2,945,055)
Net increase (decrease) in net assets resulting from operations		583,698		(2,622,914)
Distributions to shareholders from
Net investment income and net realized gains
Class A		(21,904)		(20,430)
Class C		(12,465)		(9,713)
Class R6		(466,948)		(420,586)
Administrator Class		(27,846)		(20,570)
Institutional Class		(67,783)		(47,135)
Total distributions to shareholders		(596,946)		(518,434)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	5,552	103,768	11,757	247,206
Administrator Class	30,854	572,220	1,286	26,349
Institutional Class	127,689	2,394,151	116,315	2,407,016
		3,070,139		2,680,571
Reinvestment of distributions
Class A	1,176	21,881	663	13,052
Class C	664	12,425	283	5,551
Class R6	24,934	464,127	14,072	277,876
Administrator Class	1,490	27,761	658	12,951
Institutional Class	3,616	67,381	1,957	38,861
		593,575		348,291
Payment for shares redeemed
Class A	(58,932)	(1,100,729)	(5,387)	(109,248)
Class C	(49,566)	(933,310)	0	0
Administrator Class	(54,592)	(1,021,309)	(482)	(9,946)
Institutional Class	(105,313)	(1,958,155)	(41,768)	(819,382)
		(5,013,503)		(938,576)
Net increase (decrease) in net assets resulting from capital share transactions		(1,349,789)		2,090,286
Total decrease in net assets		(1,363,037)		(1,051,062)
Net assets
Beginning of period		25,599,581		26,650,643
End of period		$24,236,544		$25,599,581
The accompanying notes are an integral part of these financial statements.
Allspring Municipal Sustainability Fund  | 19

Financial highlights
Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
Class A	2023	2022	2021	2020[1]
Net asset value, beginning of period	$18.73	$21.03	$20.35	$20.00
Net investment income	0.37 [2]	0.32	0.34	0.10
Net realized and unrealized gains (losses) on investments	(0.02)	(2.29)	0.68	0.35
Total from investment operations	0.35	(1.97)	1.02	0.45
Distributions to shareholders from
Net investment income	(0.37)	(0.33)	(0.34)	(0.10)
Net asset value, end of period	$18.71	$18.73	$21.03	$20.35
Total return[3]	1.88%	(9.47)%	5.04%	2.27%
Ratios to average net assets (annualized)
Gross expenses	1.44%	1.34%	1.85%	2.26%
Net expenses	0.75%	0.75%	0.75%	0.75%
Net investment income	1.96%	1.60%	1.64%	1.52%
Supplemental data
Portfolio turnover rate	19%	31%	77%	32%
Net assets, end of period (000s omitted)	$183	$1,161	$1,156	$1,020

[1]	For the period from February 28, 2020 (commencement of class operations) to June 30, 2020
[2]	Calculated based upon average shares outstanding
[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.
20 | Allspring Municipal Sustainability Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
Class C	2023	2022	2021	2020[1]
Net asset value, beginning of period	$18.83	$21.03	$20.35	$20.00
Net investment income	0.26 [2]	0.30	0.19	0.05
Net realized and unrealized gains (losses) on investments	0.09	(2.31)	0.68	0.36
Total from investment operations	0.35	(2.01)	0.87	0.41
Distributions to shareholders from
Net investment income	(0.32)	(0.19)	(0.19)	(0.06)
Net asset value, end of period	$18.86	$18.83	$21.03	$20.35
Total return[3]	1.90%	(9.60)%	4.30%	2.04%
Ratios to average net assets (annualized)
Gross expenses	1.44%	2.09%	2.35%	3.01%
Net expenses	1.30%*	0.88%*	1.46%*	1.50%
Net investment income	1.41%	1.47%	0.93%	0.78%
Supplemental data
Portfolio turnover rate	19%	31%	77%	32%
Net assets, end of period (000s omitted)	$26	$947	$1,051	$1,017

*	Ratio includes class-level expenses which were voluntarily waived by the investment manager. Without this voluntary waiver, the net expense ratio would be increased by the following amounts:

Year ended June 30, 2023	0.11%
Year ended June 30, 2022	0.62%
Year ended June 30, 2021	0.04%

[1]	For the period from February 28, 2020 (commencement of class operations) to June 30, 2020
[2]	Calculated based upon average shares outstanding
[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.
Allspring Municipal Sustainability Fund  | 21

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
Class R6	2023	2022	2021	2020[1]
Net asset value, beginning of period	$18.73	$21.03	$20.35	$20.00
Net investment income	0.43 [2]	0.39	0.41	0.13 [2]
Net realized and unrealized gains (losses) on investments	0.00 [3]	(2.29)	0.68	0.35
Total from investment operations	0.43	(1.90)	1.09	0.48
Distributions to shareholders from
Net investment income	(0.43)	(0.40)	(0.41)	(0.13)
Net asset value, end of period	$18.73	$18.73	$21.03	$20.35
Total return[4]	2.34%	(9.16)%	5.41%	2.39%
Ratios to average net assets (annualized)
Gross expenses	1.09%	0.96%	1.48%	1.88%
Net expenses	0.40%	0.40%	0.40%	0.40%
Net investment income	2.32%	1.95%	1.99%	1.87%
Supplemental data
Portfolio turnover rate	19%	31%	77%	32%
Net assets, end of period (000s omitted)	$20,395	$19,929	$22,082	$21,367

[1]	For the period from February 28, 2020 (commencement of class operations) to June 30, 2020
[2]	Calculated based upon average shares outstanding
[3]	Amount is less than $0.005.
[4]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.
22 | Allspring Municipal Sustainability Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
Administrator Class	2023	2022	2021	2020[1]
Net asset value, beginning of period	$18.73	$21.03	$20.35	$20.00
Net investment income	0.40 [2]	0.35	0.37	0.11
Net realized and unrealized gains (losses) on investments	(0.01)	(2.29)	0.68	0.35
Total from investment operations	0.39	(1.94)	1.05	0.46
Distributions to shareholders from
Net investment income	(0.40)	(0.36)	(0.37)	(0.11)
Net asset value, end of period	$18.72	$18.73	$21.03	$20.35
Total return[3]	2.09%	(9.34)%	5.20%	2.32%
Ratios to average net assets (annualized)
Gross expenses	1.40%	1.28%	1.77%	2.20%
Net expenses	0.60%	0.60%	0.60%	0.60%
Net investment income	2.13%	1.75%	1.80%	1.67%
Supplemental data
Portfolio turnover rate	19%	31%	77%	32%
Net assets, end of period (000s omitted)	$672	$1,089	$1,192	$1,017

[1]	For the period from February 28, 2020 (commencement of class operations) to June 30, 2020
[2]	Calculated based upon average shares outstanding
[3]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.
Allspring Municipal Sustainability Fund  | 23

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
Institutional Class	2023	2022	2021	2020[1]
Net asset value, beginning of period	$18.73	$21.03	$20.35	$20.00
Net investment income	0.43 [2]	0.39	0.40	0.12
Net realized and unrealized gains (losses) on investments	(0.01)	(2.30)	0.68	0.35
Total from investment operations	0.42	(1.91)	1.08	0.47
Distributions to shareholders from
Net investment income	(0.42)	(0.39)	(0.40)	(0.12)
Net asset value, end of period	$18.73	$18.73	$21.03	$20.35
Total return[3]	2.29%	(9.20)%	5.36%	2.37%
Ratios to average net assets (annualized)
Gross expenses	1.14%	1.01%	1.52%	1.93%
Net expenses	0.45%	0.45%	0.45%	0.45%
Net investment income	2.29%	1.90%	1.94%	1.82%
Supplemental data
Portfolio turnover rate	19%	31%	77%	32%
Net assets, end of period (000s omitted)	$2,960	$2,474	$1,169	$1,017

[1]	For the period from February 28, 2020 (commencement of class operations) to June 30, 2020
[2]	Calculated based upon average shares outstanding
[3]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.
24 | Allspring Municipal Sustainability Fund

Notes to financial statements
Notes to financial statements
1.
ORGANIZATION
Allspring Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Municipal Sustainability Fund  (the “Fund”) which is a diversified series of the Trust.
2.
SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Funds may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC (“Allspring Funds Management”), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.
Distributions to shareholders
Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s  tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
Allspring Municipal Sustainability Fund  | 25

Notes to financial statements
As of June 30, 2023, the aggregate cost of all investments for federal income tax purposes was $25,649,824 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$18,588
Gross unrealized losses	(1,219,226)
Net unrealized losses	$(1,200,638)
As of June 30, 2023, the Fund had capital loss carryforwards which consist of $446,358 in short-term capital losses and $216,217 in long-term capital losses.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3.
FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2023:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Municipal obligations	$0	$22,802,998	$0	$22,802,998
Short-term investments
Investment companies	1,646,188	0	0	1,646,188
Total assets	$1,646,188	$22,802,998	$0	$24,449,186
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended June 30, 2023, the Fund did not have any transfers into/out of Level 3.
4.
TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative
26 | Allspring Municipal Sustainability Fund

Notes to financial statements
services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.400%
Next $500 million	0.375
Next $2 billion	0.350
Next $2 billion	0.325
Next $5 billion	0.290
Over $10 billion	0.280
For the year ended June 30, 2023, the management fee was equivalent to an annual rate of 0.40% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC, an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.15%
Class C	0.15
Class R6	0.03
Administrator Class	0.10
Institutional Class	0.08
Prior to June 30, 2023, the class-level administration fee for Class A and Class C was 0.16% of the average daily net assets of each respective class.
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses.  When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses.  Allspring Funds Management has contractually committed through October 31, 2023 to waive fees and/or reimburse expenses to the extent necessary to cap expenses.  Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. In addition to the contractual waivers and/or reimbursements, Allspring Funds Management also voluntarily waived certain class-level expenses during the year ended June 30, 2023.  These voluntary class-level waivers may be discontinued at any time.  As of June 30, 2023, the contractual expense caps are as follows:
EXPENSE RATIO CAPS
Class A	0.75%
Class C	1.50
Class R6	0.40
Administrator Class	0.60
Institutional Class	0.45
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC (“Allspring Funds Distributor”), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate up to 0.75% of the average daily net assets of Class C shares.
Allspring Municipal Sustainability Fund  | 27

Notes to financial statements
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. Allspring Funds Distributor did not receive any front-end or contingent deferred sales charges from Class A or Class C shares for the year ended June 30, 2023.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class are charged a fee at an annual rate up to 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of the Fund.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $0, $675,743 and $(14,039) in interfund purchases, sales and net realized gains (losses), respectively, during the year ended June 30, 2023.
5.
INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2023 were $4,926,345 and $6,754,568, respectively.
6.
BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
For the year ended June 30, 2023, there were no borrowings by the Fund under the agreement.
7.
DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid was $596,946 and $518,434 of tax-exempt income for the years ended June 30, 2023 and June 30, 2022, respectively.
As of June 30, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed tax-exempt income	Unrealized losses	Capital loss carryforward
$4,540	$(1,200,638)	$(662,575)
8.
INDEMNIFICATION
Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
28 | Allspring Municipal Sustainability Fund

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Municipal Sustainability Fund (the Fund), one of the funds constituting Allspring Funds Trust, including the portfolio of investments, as of June 30, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the three-year period then ended and the period from February 28, 2020 (commencement of operations) to June 30, 2020. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of June 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and the period from February 28, 2020 to June 30, 2020, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of June 30, 2023, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
August 25, 2023
Allspring Municipal Sustainability Fund  | 29

Other information (unaudited)
Other information
Tax information
Pursuant to Section 852 of the Internal Revenue Code, 100% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended June 30, 2023.
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-259-3305, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Quarterly portfolio holdings information
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

30 | Allspring Municipal Sustainability Fund

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 127 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015
Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong
Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of
Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International
Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life
Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent
Memorial Hospital Foundation (non-profit organization). Mr. Ebsworth is a CFA charterholder.
N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018
Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning
Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens &
Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead
Independent Director and chair of the Audit Committee. Board member of the Russell Exchange
Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.
N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019
Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of
CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011,
Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and
Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to
2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the
Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory board of
Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).
N/A
David F. Larcker (Born 1950)	Trustee, since 2009
Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of
Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the
Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate
Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of
Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The
Wharton School, University of Pennsylvania from 1985 to 2005.
N/A
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018
International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the
University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center
on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic
Research. Previously taught at Cornell University from 1978 to 1993.
N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018
President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of
NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.
N/A
1
The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.

Allspring Municipal Sustainability Fund  | 31

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Trustee, since 2018
Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to
2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell
Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays
Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays
Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-
profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of
Columbia Bar Associations.
N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019
Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner,
Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for
Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-
2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive
Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner,
Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination
Medical Center Corporation. Board member of the Minnesota Wild Foundation.
N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

32 | Allspring Municipal Sustainability Fund

Other information (unaudited)
Officers1
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017
President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund
Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital
Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated
Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Complex)
Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen
Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022
Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance
Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015
Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.

Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021
Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department
from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at
Morgan, Lewis & Bockius LLP from 2008 to 2015.

1 For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

Allspring Municipal Sustainability Fund  | 33

Other information (unaudited)
Board consideration of investment management and sub-advisory agreements:
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Allspring Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 15-17, 2023 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for the Allspring Municipal Sustainability Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Allspring Funds Management, LLC (“Allspring Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Allspring Global Investments, LLC (the “Sub-Adviser”), an affiliate of Allspring Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Allspring Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2023, and at the Meeting, the Trustees conferred extensively among themselves and with representatives of Allspring Funds Management about these matters. The Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
The Board noted that it initially approved the Advisory Agreements at a Board meeting held in May 2021, each for a two-year term, in advance of the sale of Wells Fargo Asset Management to Allspring Global Investments Holdings, LLC,1 a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Trustees also noted that, while they did not specifically consider the continuation of the Advisory Agreements in 2022 as a result of the two-year term that was approved in 2021, the Trustees received and considered certain information at a Board meeting held in April 2022 that was applicable to the Advisory Agreements, including an overview and financial review of the Allspring Global Investments business, information regarding certain ancillary agreements that were approved by the Board at the April 2022 Board meeting, and comparative data regarding Fund fees and expenses.
In providing information to the Board, Allspring Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2023. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interactions with Allspring Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Allspring Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent, and quality of services
The Board received and considered various information regarding the nature, extent, and quality of services provided to the Fund by Allspring Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Allspring Global Investments, of which Allspring Funds Management and the Sub-Adviser are a part, and a summary of investments made in the Allspring Global Investments business. The Board also considered information about retention arrangements with respect to key personnel of Allspring Global Investments that were put in place in connection with the Transaction. The Board took into account information about the services that continue to be provided by Wells Fargo & Co. and/or its affiliates (“Wells Fargo”) since the Transaction under a transition services agreement and the anticipated timeline for exiting the transition services agreement. In addition, the Board received and considered information about the full range of services provided to the Fund by Allspring Funds Management and its affiliates.
1
The trade name for the asset management firm that includes Allspring Funds Management and the Sub-Adviser is “Allspring Global Investments.”

34 | Allspring Municipal Sustainability Fund

Other information (unaudited)
The Board considered the qualifications, background, tenure, and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Allspring Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel.
The Board further considered the compliance programs and compliance records of Allspring Funds Management and the Sub-Adviser. The Board received and considered information about Allspring Global Investments’ risk management functions, which included information about Allspring Funds Management’s and the Sub-Adviser’s business continuity plans, their approaches to data privacy and cybersecurity, and Allspring Funds Management’s role as administrator of the Fund’s liquidity risk management program. The Board also received and considered information about Allspring Funds Management’s intermediary and vendor oversight program.
Fund investment performance and expenses
The Board considered the investment performance results for the Fund over various time periods ended December 31, 2022. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was lower than the average investment performance of the Universe for the one-year period under review. The Board also noted that the investment performance of the Fund was lower than the investment performance of its benchmark index, the Bloomberg Municipal Bond Index, for the one-year period under review. The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Fund’s investment performance. The Board noted the short operational history of the Fund.
The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for the Class A shares and the Institutional Class, equal to the median net operating expense ratios of the expense Groups for the Administrator Class and in range of the median net operating expense ratios of the expense Groups for the Class R6 shares.
The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment management and sub-advisory fee rates
The Board reviewed and considered the contractual fee rates payable by the Fund to Allspring Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Allspring Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Allspring Funds Management to the Sub-Adviser for investment sub-advisory services. It was noted that advisory fee waivers, if any, are at the fund level and not class level.
Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were equal to the sum of these average rates for the Fund’s expense Groups for the Administrator Class and the Institutional Class and in range of the sum of these average rates for the Fund’s expense Groups for the Class A shares and the Class R6 shares.
The Board also received and considered information about the portion of the total management fee that was retained by Allspring Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Allspring Funds Management and not delegated to or assumed by the Sub-Adviser, and about Allspring Funds Management’s on-going oversight services. Given the affiliation between Allspring Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.
The Board also received and considered information about the nature and extent of services offered and fee rates charged by Allspring Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received

Allspring Municipal Sustainability Fund  | 35

Other information (unaudited)
information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Allspring Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.
Profitability
The Board received and considered information concerning the profitability of Allspring Funds Management, as well as the profitability of Allspring Global Investments, from providing services to the fund complex as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the complex was subsumed in the Allspring Global Investments profitability analysis.
Allspring Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and differences in how Allspring Global Investments calculates its pre-tax profit metric versus the methodology used when Allspring Funds Management was part of Wells Fargo. It was noted that the impact of such differences had only minor impact on the financial results presented. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type, and age of fund.
Based on its review, the Board did not deem the profits reported by Allspring Funds Management or Allspring Global Investments from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Allspring Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Allspring Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Allspring Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
Other benefits to Allspring Funds Management and the Sub-Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Allspring Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that Allspring Funds Distributor, LLC, an affiliate of Allspring Funds Management, receives distribution-related fees in respect of shares sold or held through it.
The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser and fees earned in the past by Allspring Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund complex’s securities lending collateral.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

36 | Allspring Municipal Sustainability Fund

Other information (unaudited)
Liquidity risk management program
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, which is reasonably designed to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund’s investment manager, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the “Council”) composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 16-17, 2023, the Board received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2022 through December 31, 2022 (the “Reporting Period”). The Report noted significant liquidity events impacting the Funds related to extended foreign market holidays as well as the difficulty of trading and settlement of most Russia-related securities due to sanctions activity. The Report noted that there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage the Fund’s, including the Fund’s, liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

Allspring Municipal Sustainability Fund  | 37

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2023 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-07102023-rmxpxqm3 08-23
AR4336 06-23

Allspring Pennsylvania
Tax-Free Fund
Annual Report
June 30, 2023

The views expressed and any forward-looking statements are as of June 30, 2023, unless otherwise noted, and are those of the Fund’s portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.
Allspring Pennsylvania Tax-Free Fund  | 1

Letter to shareholders (unaudited)

Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Pennsylvania Tax-Free Fund for the 12-month period that ended June 30, 2023. Globally, stocks and bonds experienced heightened volatility through the period. The market was focused on persistently high inflation and the impact of ongoing aggressive central bank rate hikes. Compounding these concerns were the global reverberations of the Russia-Ukraine war. Riskier assets rallied in 2023, with anticipation of an end to the tight monetary policy despite concerns of a possible impending recession. After suffering deep and broad losses through 2022, bonds now benefit from a base of higher yields that can help generate higher income. However, ongoing rate hikes continued to be a headwind during recent months.
For the 12-month period, stocks generally outperformed bonds—both domestic U.S. and global. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 19.59%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 12.72%, while the MSCI EM Index (Net) (USD)3 had more muted performance, with a gain of 1.75%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -0.94%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 fell 1.83%, the Bloomberg Municipal Bond Index6 gained 3.19%, and the ICE BofA U.S. High Yield Index7 returned 8.97%.
Despite high inflation and central bank rate hikes, markets rallied.
Markets rebounded from a rough first half of the calendar year in July 2022, led by U.S. stocks. While U.S. economic activity showed signs of waning, the country’s labor market remained strong:  July nonfarm payrolls grew by more than 500,000 and U.S. unemployment dipped to 3.5%. Meanwhile, crude oil and retail gasoline prices—major contributors to recent overall inflation—fell substantially from earlier highs. And while U.S. home prices rose, sales fell as houses became less affordable with mortgage rates at a 13-year high. The Federal Reserve (Fed) raised the federal funds rate 0.75% in July—to a range of 2.25% to 2.50%—and forecasts pointed to further rate hikes.
August was a broadly challenging month. High inflation persisted, cresting 9% in the eurozone on an annual basis and remaining above 8% in the U.S. despite the Fed’s aggressive monetary policy and a major drop in global crude oil and gasoline prices from their June peak. One positive was the resilient U.S. jobs market. However, the Fed’s job was clearly not complete. One longer-term bright spot was the U.S. Congress’s passage of the Inflation Reduction Act. Its primary stated goals include to reduce inflation (though not immediately) by curbing the deficit, capping health care spending by seniors, and investing in domestic sources of clean energy.
“ Markets rebounded from a rough first half of the calendar year in July 2022, led by U.S. stocks. While U.S. economic activity showed signs of waning, the country’s labor market remained strong. ”
1
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.
2
The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source:  MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
3
The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.
4
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
5
The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
6
The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
7
The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high yield bonds. The index tracks the performance of high yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2023. ICE Data Indices, LLC. All rights reserved.
2 | Allspring Pennsylvania Tax-Free Fund

Letter to shareholders (unaudited)
In September, all asset classes suffered further major losses. Central banks kept up their battle against rapidly rising prices with more rate hikes. The strength of the U.S. dollar weighed on results for investors holding non-U.S.-dollar assets. U.S. mortgage rates jumped to near 7% on 30-year fixed-rate mortgages; the decreased housing affordability began to cool demand somewhat. The U.K. experienced a sharp sell-off of government bonds and the British pound in September as investors panicked in response to a new government budget that was seen as financially unsound. The Bank of England (BoE) then stepped in and bought long-dated government bonds.
Equities had a reprieve in October. Globally, developed markets outpaced emerging market equities, which were hurt by weakness among Chinese stocks. Central banks continued to try to curtail high inflation with aggressive interest rate hikes. Geopolitical risks persisted, including the ongoing Russia-Ukraine war and economic, financial market, and political turmoil in the U.K. Concerns over Europe’s energy crisis eased thanks to unseasonably warm weather and plentiful gas on hand. The U.S. labor market continued its resilience against rising prices as unemployment remained near a record low.
Stocks and bonds rallied in November. Economic news was encouraging, driven by U.S. labor market strength. Although central banks kept increasing rates, hopes rose for an easing in the pace of rate hikes and a possible end to central bank monetary tightening in 2023. Although inflation remained at record highs in the eurozone, we began to see signs of a possible decline in inflationary pressures as U.S. inflation moderated, with a 7.1% annual price rise in November and a monthly price increase of just 0.1%. China’s economic data remained weak, reflecting its zero-COVID-19 policy.
Financial markets cooled in December, with U.S. equities declining overall in response to a weakening U.S. dollar. Fixed income securities ended one of their worst years ever, with generally flat monthly returns as markets weighed the hopes for an end to the monetary tightening cycle with the reality that central banks had not completed their jobs yet. U.S. Consumer Price Index (CPI),1 data showed a strong consistent trend downward, which brought down the 12-month CPI to 6.5% in December from 9.1% in June. Other countries and regions reported still-high but declining inflation rates as the year wound down.
The year 2023 began with a rally across global equities and fixed income securities. Investor optimism rose in response to data indicating declining inflation rates and the reopening of China’s economy with the abrupt end to its zero-COVID-19 policy. The U.S. reported surprisingly strong job gains—employers added more than 500,000 jobs—and unemployment fell to 3.4%, the lowest level since 1969. Meanwhile, wage growth, seen as a potential contributor to ongoing high inflation, continued to moderate. All eyes remained fixed on the Fed and on how many more rate hikes remain in this tightening cycle. The 0.25% federal funds rate hike announced in January was the Fed’s smallest rate increase since March 2022.
Markets declined in February as investors responded unfavorably to resilient economic data. The takeaway:  Central banks would likely continue their monetary tightening cycle for longer than markets had priced in. In this environment—where strong economic data is seen as bad news—the resilient U.S. labor market was seen as a negative while the inflation rate was not falling quickly enough for the Fed, which raised interest rates by 0.25% in early February. Meanwhile, the BoE and the European Central Bank (ECB) both raised rates by 0.50%.
The collapse of Silicon Valley Bank in March, the second-largest banking failure in U.S. history, led to a classic bank run that spread to Europe, where Switzerland’s Credit Suisse was taken over by its rival, UBS. The banking industry turmoil created an additional challenge for central banks in balancing inflationary concerns against potential economic weakening. Meanwhile, recent data pointed to economic strength in the U.S., Europe, and China. And China’s economy continued to rebound after the removal of its COVID-19 lockdown. Inflation rates in the U.S., the U.K., and Europe all remained higher than central bank targets, leading to additional rate hikes in March.
“ The collapse of Silicon Valley Bank in March, the second-largest banking failure in U.S. history, led to a classic bank run that spread to Europe, where Switzerland’s Credit Suisse was taken over by its rival, UBS. ”
1
The U.S. Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
Allspring Pennsylvania Tax-Free Fund  | 3

Letter to shareholders (unaudited)
Economic data released in April pointed to global resilience, as Purchasing Managers Indexes1 in the U.S., U.K., and eurozone beat expectations and China reported first-quarter annualized economic growth of 4.5%. Despite banking industry stress, developed market stocks had monthly gains. The U.S. labor market remained strong, with a 3.5% jobless rate and monthly payroll gains above 200,000. However, uncertainty and inflationary concerns weighed on investors in the U.S. and abroad.
May was marked by a divergence between expanding activity in services and an overall contraction in manufacturing activity in the U.S., U.K., and eurozone. Core inflation remained elevated in the U.S. and Europe, despite the ongoing efforts of the Fed and ECB, which included rate hikes of 0.25% by both in May. Stubborn inflation and the resilient U.S. labor market led to expectations of further interest rate hikes, overall monthly declines across bond indexes, and mixed results for stocks in May. Investor worries over a U.S. debt ceiling impasse were modest, and market confidence was buoyed by a deal in late May to avert a potential U.S. debt default.
June featured the Fed’s first pause on interest rate hikes since March 2022, when it began its aggressive campaign to rein in inflation. However, core CPI, excluding food and energy prices, while continuing to decline, remained stubbornly high in June, at 4.8%, well above the Fed’s 2.0% target rate. With the U.S. unemployment rate still at 3.6%, near a historical low, and U.S. payrolls growing in June for the 30th consecutive month, expectations of more Fed rate hikes were reinforced. However, U.S. and global stocks had strong returns in June.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,

Andrew Owen
President
Allspring Funds
For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.
1
The Purchasing Managers Index (PMI) is an index of the prevailing direction of economic trends in the manufacturing and service sectors. You cannot invest directly in an index.
4 | Allspring Pennsylvania Tax-Free Fund

Letter to shareholders (unaudited)

Notice to Shareholders
 Beginning in July 2024, the Fund will be required by the Securities and Exchange Commission to send shareholders a paper copy of a new tailored shareholder report in place of the full shareholder report that you are now receiving. The tailored shareholder report will contain concise information about the Fund, including certain expense and performance information and fund statistics. If you wish to receive this new tailored shareholder report electronically, please follow the instructions on the back cover of this report.

 Other information that is currently included in the shareholder report, such as the Fund’s financial statements, will be available online and upon request, free of charge, in paper or electronic format.

Allspring Pennsylvania Tax-Free Fund  | 5

Performance highlights (unaudited)
Performance highlights
Investment objective	The Fund seeks current income exempt from federal income tax and Pennsylvania individual income tax.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Bruce R. Johns, Kerry Laurin, Robert J. Miller

Average annual total returns (%) as of June 30, 2023
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]
Class A (EKVAX)	12-27-1990	-2.58	0.31	1.95	1.97	1.23	2.42	0.94	0.74
Class C (EKVCX)	2-1-1993	0.20	0.49	1.81	1.20	0.49	1.81	1.69	1.49
Institutional Class (EKVYX)	11-24-1997	–	–	–	2.23	1.49	2.68	0.61	0.49
Bloomberg Municipal Bond Index[3]	–	–	–	–	3.19	1.84	2.68	–	–
Bloomberg Pennsylvania Municipal Bond Index[4]	–	–	–	–	3.25	2.06	2.91	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

[1]
Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the Financial Highlights of this report.

[2]
The manager has contractually committed through October 31, 2023, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.74% for Class A, 1.49% for Class C and 0.49% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower.
The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[4]
The Bloomberg Pennsylvania Municipal Bond Index is a Pennsylvania-specific total return index. The index is composed of Pennsylvania bonds. The bonds are all investment-grade, fixed-rate, long-term maturities (greater than two years) and are selected from issues larger than $50 million dated since January 1984. Bonds are added to the index and weighted and updated monthly, with a one-month lag. You cannot invest directly in an index.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to Pennsylvania municipal securities risk and high-yield securities risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the Alternative Minimum Tax (AMT). Any capital gains distributions may be taxable.

6 | Allspring Pennsylvania Tax-Free Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of June 30, 2023[1]

[1]
The chart compares the performance of Class A shares for the most recent ten years with the Bloomberg Municipal Bond Index and Bloomberg Pennsylvania Municipal
Bond Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

Allspring Pennsylvania Tax-Free Fund | 7

Performance highlights (unaudited)
MANAGER’S DISCUSSION
Fund highlights
•The Fund underperformed both the Bloomberg Municipal Bond Index and the Bloomberg Pennsylvania Municipal Bond Index for the 12-month period that ended June 30, 2023.
•Sector allocation detracted from performance. For example, we had a strong overweight to the education sector, which underperformed the overall market, and an underweight to the transportation sector, which outperformed the market. We were underweight A-rated bonds, which modestly outperformed the benchmark index. Our selection in BBB-rated bonds detracted from the performance of this overall rating category.
•We began the period significantly short duration to the benchmark, which was positive given that municipal rates increased over the 12-month period. As we progressed throughout the year, we extended duration. We were underweight longer-term bonds, which had strong performance, although we had a modest underweight to the shorter end of the curve, which performed poorly. Our security selection contributed to performance in the education and transportation sectors. Our overweight to BBB-rated bonds was also positive.
Global economies increase lending rates in hopes of taming runaway inflation.
Entering 2022, the excitement of a post-pandemic world gave way to new whispers and fears of higher prices and broad-based inflation caused by supply chain bottlenecks, increased housing costs, wage increases, and employment market distortions. Those fears quickly became reality and prices began to rise at a historic rate. The U.S. Federal Open Market Committee acted quickly and with purpose:  ending open market purchases, reducing its balance sheet, and raising the benchmark overnight lending rate at each monthly meeting through 2022 and early 2023. Fixed income and equity markets fell sharply but began to recover as annual inflation numbers peaked in June and began to recede.
The U.S. unemployment rate, which reached a multigenerational high of more than 14% in the spring of 2020, fell throughout the past year and has settled below 4%. Employers continue to add jobs, especially in service-oriented industries, and the resulting wage increases have further contributed to inflationary pressures. After the U.S. gross domestic product (GDP) turned negative in the first and second quarters of 2022, it expanded at rates above 2% in each subsequent quarter. The federal funds rate, which began 2022 at 0.25% to 0.50%, was raised 10 consecutive times before a pause in June 2023. It now sits at 5.25% to 5.50% as the Federal Reserve (Fed) attempts to curb inflation. In this environment, some form of recession seems imminent.
In the wake of continued rate increases, U.S. fixed income yields rose dramatically as investors reacted to Fed actions, with the yield on the 10-year Treasury ending the period near 4%. Rising Treasury yields affected all fixed income sectors in 2022, with all seeing their worst returns in more than 40 years. The U.S. Treasury yield curve remained substantially inverted throughout the period, which has driven many investors into shorter-term interest-bearing vehicles, including money markets.

Credit quality as of June 30, 2023[1]

1%
AAA/Aaa
18%
AA/Aa
49%
A/A
23%
BBB/Baa
8%
BB/Ba
1%
Not rated

[1]
The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the portfolio with the ratings depicted in the chart are calculated based on the market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of the three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D
(lowest). Ratings from A to CCC may be modified by the addition of a plus
(+) or minus (-) sign to show relative standing within the rating categories.
Standard & Poor’s rates the creditworthiness of short-term notes from
SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from
MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

8 | Allspring Pennsylvania Tax-Free Fund

Performance highlights (unaudited)
Municipals sold off drastically to start the period but began to rebound in the fourth quarter of 2022. The Bloomberg Municipal Bond Index fell nearly 8% and the broader municipal market had more than $124 billion in outflows before stabilizing early in 2023. For the first time in history, the municipal yield curve also inverted but not to the degree seen in Treasuries.
While this environment has certainly been painful for municipal investors, the drawdown has created significantly improved opportunities and entry points. Municipal to Treasury ratios ended the period elevated but at far better levels than in 2021. Municipal credit spreads have widened substantially while the underlying fundamental credit of municipalities remains strong following trillions of dollars in government stimulus. We believe investors will continue to return to the municipal market in the latter half of 2023, attracted by increased yields, positive fundamental strength, and good relative value.
The State of Pennsylvania offers municipal bond investing opportunities.
The Commonwealth of Pennsylvania is rated Aa3 (stable) and A+ (stable), by Moody’s Investors Service, Inc., and Standard & Poor’s Financial Services LLC, respectively. Pennsylvania is the sixth-largest state by population, according to the U.S. Census Bureau, as well as by GDP. Pennsylvania’s economy is diversified and stable in the health care and higher education sectors, primarily in the cities of Philadelphia and Pittsburgh. We note, however, that the state’s population, revenue, and employment growth have historically lagged national growth averages. The outbreak of COVID-19, the corresponding business closures, and other mitigation efforts had a significant impact on Pennsylvania’s economy and finances. Since then, while the state’s economy and finances have rebounded significantly, aided primarily by federal COVID-19 relief dollars, we note that the state’s recovery continues to lag that of the nation. The current unemployment rate of 4.0% (as of May 31, 2023) remains higher than the nation’s 3.7% rate for the same period. Until recently, Pennsylvania has historically had a very small rainy-day fund. The commonwealth currently has a rainy-day fund of approximately $5 billion or the equivalent of roughly 11.7% of fiscal-year 2023 general fund expenditures. The latest estimates show that the commonwealth is projecting to end fiscal-year 2023 (on June 30) with total general fund revenues of $44.9 billion, which is down 6.5% from fiscal-year 2022 but better than the originally estimated $42.1 billion, which is 12.4% below budgeted projections.
Yield-curve positioning, sector allocation, and credit quality detracted, while security selection was a modest contributor. Duration impact was mixed.
We maintained a shorter duration position in the Fund relative to the Bloomberg Municipal Bond Index while moving toward extending duration during the fiscal year. Our shorter duration positioning in the beginning of the 12-month period was positive for performance as municipal rates increased. The municipal curve inverted during the second half of the year in the 1-year to 14-year segments, with shorter rates exceeding longer rates in this segment. Shorter-term bonds underperformed longer-term bonds during this period. Our overweight to intermediate duration bonds aided performance, although our underweight to 15-year-plus duration bonds detracted from performance.

Effective maturity distribution as of June 30, 2023[1]

6%
0-1 year
3%
1-3 year(s)
8%
3-5 years
21%
5-10 years
31%
10-20 years
31%
20-30 years

[1]	Figures represent the percentage of the Fund’s long-term investments. Allocations are subject to change and may have changed since the date specified.
Sector allocation also detracted from performance. We maintained an overall modest overweight to general obligation (GO) bonds with a stronger overweight to local GOs, which performed poorly. While we were underweight the state GO sector, our selection of Illinois state GO bonds contributed to our performance in this category. We had a modest underweight to revenue bonds, which modestly outperformed the market. Our overweight to the education sector detracted from performance, as this sector underperformed the overall market. Similarly, our underweight to transportation weighed on performance as this sector performed well. Our security selection was strong, however, in both of those sectors. We were underweight A-rated bonds compared with both indexes. This category performed well. We were overweight BBB-rated bonds, which outperformed the index, but weak selection offset that in this rating category. We remain underweight AA-rated bonds, which performed poorly, although our selection of AA-rated bonds was strong. Our modest overweight to non-investment-grade bonds also helped performance as our selection was strongly positive in this category.
Some of the better-performing bonds for the year were PennDOT Major Bridges Package One Project and the Pennsylvania State Turnpike Commission subordinate revenue bonds. These are both tied to the transportation sector, which performed well. Additionally, structure did play a role in security performance over the past 12 months, with higher-coupon, longer-dated bonds outperforming lower-coupon, longer-dated bonds. The Fund held bonds in the hospital sector, which performed poorly. Tower Health Obligated Group and Lebanon Valley Brethren Home project revenue bonds were two examples. Some health care systems still face stress as they attempt to recover from the COVID pandemic, and bonds in this sector were the largest detractors from performance.

Allspring Pennsylvania Tax-Free Fund | 9

Performance highlights (unaudited)
Interest rate volatility has been the core focus of the markets. We believe issue selection remains a key driver in state-specific funds.
The U.S. economy continued to rebound over the past 12 months, even in the face of unprecedented rate hikes. We believe issue selection and yield-curve positioning will be a key driver in state-specific funds. While we eventually expect the economy to slow, we believe the Fed may end its rate-hiking cycle toward the end of 2023 as it works to combat higher-than-average inflation. We will continue to modestly extend the Fund’s duration. Pennsylvania’s economy typically lags the national economy. We believe most municipalities will continue to perform strongly over the next 12 months given their strong balance sheets. We continue to look for value in lower-credit-quality investment-grade names while opportunistically buying higher-grade names at attractive levels. The threat of a slowing economy could affect our sector allocation decisions as we look to move into areas that are less likely to be affected by recessionary pressures. We will monitor the economy and interest rates with a specific focus on the technical market and fundamental credit quality to adjust duration, yield-curve positioning, credit quality, and sector allocations over the next year.

10 | Allspring Pennsylvania Tax-Free Fund

Fund expenses (unaudited)
Fund expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2023 to June 30, 2023.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 1-1-2023	Ending account value 6-30-2023	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,022.54	$3.71	0.74%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.13	$3.71	0.74%
Class C
Actual	$1,000.00	$1,018.75	$7.46	1.49%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.41	$7.45	1.49%
Institutional Class
Actual	$1,000.00	$1,023.81	$2.46	0.49%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.37	$2.46	0.49%

[1]
Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half-year period).

Allspring Pennsylvania Tax-Free Fund  | 11

Portfolio of investments—June 30, 2023
Portfolio of investments

	Interest rate	Maturity date	Principal	Value
Municipal obligations: 98.04%
Alabama: 0.75%
Utilities revenue: 0.75%
Southeast Energy Authority A Cooperative District Project No. 5 Series Aøø	5.25%	1-1-2054	$750,000	$784,197
California: 0.49%
Utilities revenue: 0.49%
California Community Choice Financing Authority Clean Energy Project Green Bond Series C	5.00	10-1-2031	500,000	517,336
Georgia: 0.46%
Utilities revenue: 0.46%
Main Street Natural Gas, Inc. Series C144Aøø	4.00	8-1-2052	500,000	483,272
Guam: 1.18%
Airport revenue: 0.76%
Antonio B Won Pat International Airport Authority Series A AMT%%	5.25	10-1-2031	200,000	205,271
Port Authority of Guam Series B AMT	5.00	7-1-2032	550,000	582,058
				787,329
Miscellaneous revenue: 0.42%
Territory of Guam Series F	4.00	1-1-2042	500,000	441,929
				1,229,258
Illinois: 1.41%
GO revenue: 1.12%
State of Illinois	5.00	5-1-2025	550,000	555,286
State of Illinois Series B	5.00	9-1-2025	595,000	612,736
				1,168,022
Miscellaneous revenue: 0.29%
City of Chicago Special Assessment Revenue Refunding Bonds Lakeshore East Project144A	2.27	12-1-2024	308,000	299,783
				1,467,805
Pennsylvania: 93.75%
Airport revenue: 3.52%
Allegheny County Airport Authority Series A AMT	5.00	1-1-2051	1,500,000	1,556,777
City of Philadelphia Airport Revenue Series A AMT	5.00	6-15-2026	580,000	589,791
City of Philadelphia Airport Revenue Series A AMT	5.00	6-15-2030	1,500,000	1,528,683
				3,675,251
Education revenue: 18.99%
Allegheny County Higher Education Building Authority Robert Morris University	5.00	10-15-2037	750,000	748,788
Chester County IDA Avon Grove Charter School Series A	5.00	12-15-2047	1,160,000	1,129,010
Chester County IDA Collegium Charter School Series A	5.13	10-15-2037	1,000,000	963,154
Chester County IDA Renaissance Academy Charter School	3.75	10-1-2024	255,000	254,749
Cumberland County Municipal Authority Dickinson College	5.00	5-1-2032	940,000	975,630
The accompanying notes are an integral part of these financial statements.
12 | Allspring Pennsylvania Tax-Free Fund

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Education revenue (continued)
Delaware County Authority Neumann University	5.00%	10-1-2039	$250,000	$248,710
General Authority of Southcentral Pennsylvania York College of Pennsylvania Series TT2	4.00	5-1-2032	330,000	331,165
General Authority of Southcentral Pennsylvania York College of Pennsylvania Series TT2	4.00	5-1-2033	315,000	315,768
General Authority of Southcentral Pennsylvania York College of Pennsylvania Series TT2	4.00	5-1-2034	550,000	552,722
Huntingdon County General Authority Juniata College Series T	5.00	10-1-2051	2,000,000	1,960,955
Latrobe IDA Seton Hill University	4.00	3-1-2051	800,000	617,185
Lehigh County General Purpose Authority Lehigh Valley Academy Regional Charter School	4.00	6-1-2032	675,000	661,209
Lehigh County IDA Seven Generations Charter School Series A	4.00	5-1-2051	750,000	553,143
Montgomery County Higher Education & Health Authority Arcadia University	5.00	4-1-2030	1,500,000	1,530,424
Montgomery County IDA Series A	4.00	10-1-2046	225,000	184,362
Montgomery County IDA Series A	4.00	10-1-2051	825,000	652,420
Montgomery County IDA Public School of Germantown Series A	4.00	10-1-2041	450,000	385,216
Northeastern Pennsylvania Hospital & Education Authority Wilkes University Series B	5.25	3-1-2037	1,000,000	1,022,894
Pennsylvania Higher Educational Facilities Authority Ursinus College Series A	5.00	11-1-2026	500,000	511,663
Pennsylvania Higher Educational Facilities Authority Ursinus College Series A	5.00	11-1-2027	300,000	309,677
Philadelphia IDA144A%%	5.50	6-15-2043	500,000	494,017
Philadelphia IDA First Philadelphia Preparatory Charter School Series A	7.00	6-15-2033	940,000	965,763
Philadelphia IDA Green Woods Charter School Series A	5.00	6-15-2032	340,000	339,504
Philadelphia IDA Independence Charter School West	5.00	6-15-2039	250,000	240,425
Philadelphia IDA LaSalle University	5.00	5-1-2036	1,355,000	1,208,081
Philadelphia IDA Philadelphia Performing Arts Charter School144A	5.00	6-15-2029	220,000	227,779
Philadelphia IDA Philadelphia Performing Arts Charter School144A	5.00	6-15-2030	145,000	149,866
Philadelphia IDA Tacony Academy Charter School	6.88	6-15-2033	1,000,000	1,002,112
Philadelphia IDA West Philadelphia Achievement Charter Elementary School	7.50	5-1-2031	1,285,000	1,286,876
				19,823,267
GO revenue: 17.52%
Blue Mountain School District Series B (AGM Insured)	4.00	8-1-2035	250,000	260,456
Blue Mountain School District Series B (AGM Insured)	4.00	8-1-2036	350,000	361,636
Blue Mountain School District Series B (AGM Insured)	4.00	8-1-2037	350,000	358,266
Blue Mountain School District Series B (AGM Insured)	4.00	8-1-2038	250,000	253,445
Central Dauphin School District	5.00	2-1-2037	2,075,000	2,134,110
City of Oil City Series A (AGM Insured)	4.00	12-1-2039	315,000	316,628
City of Oil City Series A (AGM Insured)	4.00	12-1-2040	250,000	250,822
City of Oil City Series A (AGM Insured)	4.00	12-1-2041	250,000	250,423
City of Oil City Series A (AGM Insured)	4.00	12-1-2042	200,000	200,654
City of Philadelphia Series A	5.00	8-1-2036	1,250,000	1,330,431
City of Pittsburgh	5.00	9-1-2043	200,000	215,374
Coatesville School District Series C CAB (BAM Insured)¤	0.00	10-1-2033	1,000,000	658,161
The accompanying notes are an integral part of these financial statements.
Allspring Pennsylvania Tax-Free Fund  | 13

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
GO revenue (continued)
Conestoga Valley School District Series A	4.00%	2-1-2043	$500,000	$500,685
Highlands School District (AGM Insured)	5.00	4-15-2035	295,000	328,103
Moon Area School District Series A	5.00	11-15-2028	150,000	153,420
Moon Area School District Series A	5.00	11-15-2029	1,445,000	1,475,812
North Allegheny School District	5.00	5-1-2030	100,000	113,470
North Allegheny School District	5.00	5-1-2031	290,000	329,170
Parkland School District Series A	4.00	2-1-2029	300,000	318,686
Parkland School District Series B	4.00	2-1-2036	650,000	674,873
Penn Delco School District	4.00	6-1-2045	1,000,000	985,444
Pequea Valley School District	4.00	5-15-2049	750,000	739,455
School District of Philadelphia Series B	5.00	9-1-2043	1,235,000	1,298,404
School District of Philadelphia Series C (AGM Insured)	5.00	6-1-2024	1,225,000	1,240,681
School District of the City of Erie Series A (AGM Insured)	5.00	4-1-2034	515,000	564,320
West Mifflin School District (AGM Insured)	5.00	4-1-2028	1,000,000	1,055,587
West Shore School District	5.00	11-15-2048	1,500,000	1,556,519
Wilkes-Barre Area School District (BAM Insured)	5.00	4-15-2027	100,000	106,724
Wilkes-Barre Area School District (BAM Insured)	5.00	4-15-2028	120,000	130,393
Wilkes-Barre Area School District (BAM Insured)	5.00	4-15-2029	50,000	55,199
Wilkes-Barre Area School District (BAM Insured)	5.00	4-15-2030	70,000	76,984
				18,294,335
Health revenue: 23.48%
Allegheny County Hospital Development Authority Allegheny Health Network Obligated Group Series A	4.00	4-1-2044	1,810,000	1,632,743
Allegheny County Hospital Development Authority UPMC Obligated Group (SIFMA Municipal Swap+0.70%)±	4.71	11-15-2047	1,000,000	976,540
Allegheny County Hospital Development Authority UPMC Obligated Group Series B (NPFGC Insured)	6.00	7-1-2027	1,800,000	1,986,462
Berks County IDA Tower Health Obligated Group	5.00	11-1-2037	430,000	278,087
Bucks County IDA St. Luke’s Hospital Obligated Group	4.00	8-15-2050	400,000	358,783
Cumberland County Municipal Authority Diakon Lutheran Social Ministries Obligated Group	5.00	1-1-2028	2,090,000	2,123,010
Dauphin County General Authority UPMC Obligated Group Series A	5.00	6-1-2035	1,000,000	1,034,939
Doylestown Hospital Authority Doylestown Hospital Obligated Group Series A	5.00	7-1-2049	250,000	203,249
East Hempfield Township IDA Willow Valley Communities Obligated Group	5.00	12-1-2028	450,000	464,208
East Hempfield Township IDA Willow Valley Communities Obligated Group	5.00	12-1-2029	375,000	386,847
Geisinger Authority Geisinger Health System Obligated Group Series A	4.00	4-1-2050	1,000,000	919,130
Geisinger Authority Geisinger Health System Obligated Group Series A-1	5.00	2-15-2045	1,000,000	1,023,751
Geisinger Authority Geisinger Health System Obligated Group Series Cøø	5.00	4-1-2043	645,000	698,844
Hospitals & Higher Education Facilities Authority of Philadelphia Temple University Health System Obligated Group (AGM Insured)	5.00	7-1-2037	1,000,000	1,076,107
Lancaster County Hospital Authority St. Anne’s Retirement Community Obligated Group	5.00	3-1-2045	500,000	408,946
The accompanying notes are an integral part of these financial statements.
14 | Allspring Pennsylvania Tax-Free Fund

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Health revenue (continued)
Montgomery County Higher Education & Health Authority Thomas Jefferson University Obligated Group Series B	5.00%	5-1-2052	$1,000,000	$1,031,880
Montgomery County IDA ACTS Retirement-Life Communities, Inc. Obligated Group Series C	5.00	11-15-2045	1,000,000	949,605
Montgomery County IDA Waverly Heights Ltd. Obligated Group	5.00	12-1-2044	1,000,000	1,016,665
Northampton County General Purpose Authority St. Luke’s Hospital Obligated Group Series A	5.00	8-15-2033	1,435,000	1,437,467
Pennsylvania EDFA UPMC Obligated Group Series A	5.00	10-15-2035	645,000	715,613
Pennsylvania EDFA UPMC Obligated Group Series A	5.00	10-15-2036	800,000	879,868
Pennsylvania EDFA UPMC Obligated Group Series A1	4.00	4-15-2037	700,000	698,648
Pennsylvania Higher Educational Facilities Authority University of Pennsylvania Health System Obligated Group	5.00	8-15-2040	1,500,000	1,533,150
Pennsylvania Higher Educational Facilities Authority University of Pennsylvania Health System Obligated Group Series A	5.00	8-15-2047	1,500,000	1,535,481
West Cornwall Township Municipal Authority Lebanon Valley Brethren Home Obligated Group Series A	4.00	11-15-2023	75,000	74,793
West Cornwall Township Municipal Authority Lebanon Valley Brethren Home Obligated Group Series A	4.00	11-15-2041	370,000	299,311
West Cornwall Township Municipal Authority Lebanon Valley Brethren Home Obligated Group Series A	4.00	11-15-2046	525,000	401,011
Westmoreland County IDA Excela Health Obligated Group Series A	4.00	7-1-2037	400,000	366,354
				24,511,492
Housing revenue: 5.08%
Chester County IDA University Student Housing LLC Series A	5.00	8-1-2030	555,000	554,998
Commonwealth Financing Authority Commonwealth of Pennsylvania Department of Community & Economic Development Series B	5.00	6-1-2031	250,000	285,097
Pennsylvania EDFA Commonwealth of Pennsylvania Department of Transportation AMT	5.75	6-30-2048	1,500,000	1,648,121
Pennsylvania Housing Finance Agency LIH Wilkes-Barre LP (Department of Housing and Urban Development Insured)øø	1.25	2-1-2025	1,000,000	983,247
State Public School Building Authority Chester Upland School District Series B	5.25	9-15-2030	540,000	584,746
State Public School Building Authority Chester Upland School District Series C (AGM Insured)	5.00	9-15-2026	875,000	876,072
State Public School Building Authority Harrisburg School District Series B-2 (BAM Insured)	5.00	12-1-2027	360,000	368,836
				5,301,117
Miscellaneous revenue: 7.78%
Commonwealth of Pennsylvania Series A COP	5.00	7-1-2038	1,000,000	1,061,239
Delaware County Authority Neumann University	5.00	10-1-2031	1,500,000	1,518,689
Pennsylvania EDFA Philadelphia Water Department	4.00	1-1-2030	1,000,000	991,865
Pennsylvania Finance Authority Pennsylvania Hills Project Series B (NPFGC Insured)¤##	0.00	12-1-2023	3,790,000	3,730,891
Philadelphia IDA City of Philadelphia PA Series A	5.00	2-15-2038	785,000	824,598
				8,127,282
The accompanying notes are an integral part of these financial statements.
Allspring Pennsylvania Tax-Free Fund  | 15

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Tax revenue: 2.10%
Allentown Neighborhood Improvement Zone Development Authority	5.00%	5-1-2042	$500,000	$504,676
Southeastern Pennsylvania Transportation Authority	5.25	6-1-2042	1,500,000	1,688,630
				2,193,306
Transportation revenue: 4.47%
Delaware River Joint Toll Bridge Commission	5.00	7-1-2042	580,000	605,591
Pennsylvania Turnpike Commission First Series	5.00	12-1-2043	1,800,000	1,962,841
Pennsylvania Turnpike Commission Series A2	5.00	12-1-2048	2,000,000	2,098,551
				4,666,983
Utilities revenue: 0.98%
Philadelphia Gas Works Co. Series 15th	5.00	8-1-2047	1,000,000	1,025,713
Water & sewer revenue: 9.83%
Bucks County Water & Sewer Authority Series A (AGM Insured)	5.25	12-1-2047	2,175,000	2,416,199
Capital Region Water Sewer Revenue	5.00	7-15-2037	1,000,000	1,060,625
City of Philadelphia Water & Wastewater Revenue Series A	5.00	10-1-2038	2,000,000	2,127,953
City of Philadelphia Water & Wastewater Revenue Series C	5.00	6-1-2042	555,000	595,900
Erie City Water Authority (BAM Insured)	4.25	12-1-2052	1,000,000	997,264
Lehigh County Authority CAB¤	0.00	12-1-2030	2,000,000	1,517,328
Luzerne County IDA Pennsylvania-American Water Co. AMTøø	2.45	12-1-2039	500,000	459,433
Pittsburgh Water & Sewer Authority Series A (AGM Insured)%%	5.00	9-1-2048	1,000,000	1,090,838
				10,265,540
				97,884,286
Total municipal obligations (Cost $106,872,985)				102,366,154

		Yield	Shares
Short-term investments: 1.64%
Investment companies: 1.64%
Allspring Municipal Cash Management Money Market Fund Institutional Class♠∞##		4.07	1,717,494	1,717,837
Total short-term investments (Cost $1,717,823)				1,717,837
Total investments in securities (Cost $108,590,808)	99.68%			104,083,991
Other assets and liabilities, net	0.32			329,281
Total net assets	100.00%			$104,413,272

øø	The interest rate is determined and reset by the issuer periodically depending upon the terms of the security. The rate shown is the rate in effect at period end.
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
%%	The security is purchased on a when-issued basis.
¤	The security is issued in zero coupon form with no periodic interest payments.
±	Variable rate investment. The rate shown is the rate in effect at period end.
##	All or a portion of this security is segregated for when-issued securities.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.
The accompanying notes are an integral part of these financial statements.
16 | Allspring Pennsylvania Tax-Free Fund

Portfolio of investments—June 30, 2023

Abbreviations:
AGM	Assured Guaranty Municipal
AMT	Alternative minimum tax
BAM	Build America Mutual Assurance Company
CAB	Capital appreciation bond
COP	Certificate of participation
EDFA	Economic Development Finance Authority
GO	General obligation
IDA	Industrial Development Authority
NPFGC	National Public Finance Guarantee Corporation
SIFMA	Securities Industry and Financial Markets Association
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Municipal Cash Management Money Market Fund Institutional Class	$367,726	$31,354,723	$(30,003,895)	$(694)	$(23)	$1,717,837	1,717,494	$47,738
The accompanying notes are an integral part of these financial statements.
Allspring Pennsylvania Tax-Free Fund  | 17

Statement of assets and liabilities—June 30, 2023
Financial statements
Statement of assets and liabilities

Assets
Investments in unaffiliated securities, at value (cost $106,872,985)	$102,366,154
Investments in affiliated securities, at value (cost $1,717,823)	1,717,837
Cash	13
Receivable for investments sold	1,163,012
Receivable for interest	1,117,307
Receivable for Fund shares sold	4,827
Prepaid expenses and other assets	30,033
Total assets	106,399,183
Liabilities
Payable for when-issued transactions	1,780,375
Dividends payable	100,934
Payable for Fund shares redeemed	71,199
Administration fees payable	9,807
Distribution fee payable	1,804
Management fee payable	1,383
Trustees’ fees and expenses payable	1,242
Accrued expenses and other liabilities	19,167
Total liabilities	1,985,911
Total net assets	$104,413,272
Net assets consist of
Paid-in capital	$109,535,235
Total distributable loss	(5,121,963)
Total net assets	$104,413,272
Computation of net asset value and offering price per share
Net assets–Class A	$33,064,847
Shares outstanding–Class A1	3,117,474
Net asset value per share–Class A	$10.61
Maximum offering price per share – Class A2	$11.11
Net assets–Class C	$2,722,275
Shares outstanding–Class C1	257,109
Net asset value per share–Class C	$10.59
Net assets–Institutional Class	$68,626,150
Shares outstanding–Institutional Class[1]	6,470,038
Net asset value per share–Institutional Class	$10.61

[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.
18 | Allspring Pennsylvania Tax-Free Fund

Statement of operations—year ended June 30, 2023
Statement of operations
Investment income
Interest	$3,861,465
Income from affiliated securities	47,738
Total investment income	3,909,203
Expenses
Management fee	431,517
Administration fees
Class A	55,646
Class C	5,134
Institutional Class	55,899
Shareholder servicing fees
Class A	86,896
Class C	7,992
Distribution fee
Class C	23,976
Custody and accounting fees	9,581
Professional fees	69,226
Registration fees	44,157
Shareholder report expenses	24,486
Trustees’ fees and expenses	23,972
Other fees and expenses	6,917
Total expenses	845,399
Less: Fee waivers and/or expense reimbursements
Fund-level	(169,263)
Class A	(26,500)
Class C	(2,206)
Net expenses	647,430
Net investment income	3,261,773
Realized and unrealized gains (losses) on investments
Net realized losses on
Unaffiliated securities	(17,118)
Affiliated securities	(694)
Net realized losses on investments	(17,812)
Net change in unrealized gains (losses) on
Unaffiliated securities	(982,223)
Affiliated securities	(23)
Net change in unrealized gains (losses) on investments	(982,246)
Net realized and unrealized gains (losses) on investments	(1,000,058)
Net increase in net assets resulting from operations	$2,261,715
The accompanying notes are an integral part of these financial statements.
Allspring Pennsylvania Tax-Free Fund  | 19

Statement of changes in net assets
Statement of changes in net assets
	Year ended June 30, 2023		Year ended June 30, 2022
Operations
Net investment income		$3,261,773		$3,207,496
Net realized losses on investments		(17,812)		(539,117)
Net change in unrealized gains (losses) on investments		(982,246)		(13,227,576)
Net increase (decrease) in net assets resulting from operations		2,261,715		(10,559,197)
Distributions to shareholders from
Net investment income and net realized gains
Class A		(1,002,878)		(988,899)
Class C		(67,856)		(83,574)
Institutional Class		(2,190,837)		(2,135,212)
Total distributions to shareholders		(3,261,571)		(3,207,685)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	368,922	3,965,261	521,913	6,192,904
Class C	51,151	539,361	7,149	81,001
Institutional Class	2,082,656	21,878,721	1,209,101	13,809,591
		26,383,343		20,083,496
Reinvestment of distributions
Class A	88,128	931,428	80,133	921,865
Class C	6,302	66,481	7,039	81,111
Institutional Class	113,016	1,195,044	83,220	955,668
		2,192,953		1,958,644
Payment for shares redeemed
Class A	(584,916)	(6,192,666)	(859,724)	(9,851,073)
Class C	(144,498)	(1,527,601)	(212,560)	(2,462,760)
Institutional Class	(2,318,807)	(24,487,418)	(1,544,113)	(17,311,128)
		(32,207,685)		(29,624,961)
Net decrease in net assets resulting from capital share transactions		(3,631,389)		(7,582,821)
Total decrease in net assets		(4,631,245)		(21,349,703)
Net assets
Beginning of period		109,044,517		130,394,220
End of period		$104,413,272		$109,044,517
The accompanying notes are an integral part of these financial statements.
20 | Allspring Pennsylvania Tax-Free Fund

Financial highlights
Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
Class A	2023	2022	2021	2020	2019
Net asset value, beginning of period	$10.71	$11.97	$11.75	$11.78	$11.48
Net investment income	0.31 [1]	0.28	0.31	0.35	0.35
Net realized and unrealized gains (losses) on investments	(0.10)	(1.26)	0.22	(0.04)	0.32
Total from investment operations	0.21	(0.98)	0.53	0.31	0.67
Distributions to shareholders from
Net investment income	(0.31)	(0.28)	(0.31)	(0.34)	(0.34)
Tax basis return of capital	0.00	0.00	0.00	0.00	(0.03)
Total distributions to shareholders	(0.31)	(0.28)	(0.31)	(0.34)	(0.37)
Net asset value, end of period	$10.61	$10.71	$11.97	$11.75	$11.78
Total return[2]	1.97%	(8.32)%	4.52%	2.65%	6.00%
Ratios to average net assets (annualized)
Gross expenses	0.97%	0.94%	0.94%	0.97%	0.96%
Net expenses	0.74%	0.74%	0.74%	0.74%	0.74%
Net investment income	2.88%	2.41%	2.64%	2.92%	3.07%
Supplemental data
Portfolio turnover rate	15%	20%	21%	14%	9%
Net assets, end of period (000s omitted)	$33,065	$34,755	$41,945	$41,550	$41,255

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.
Allspring Pennsylvania Tax-Free Fund  | 21

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
Class C	2023	2022	2021	2020	2019
Net asset value, beginning of period	$10.69	$11.95	$11.73	$11.76	$11.45
Net investment income	0.23 [1]	0.19 [1]	0.22	0.27	0.26 [1]
Net realized and unrealized gains (losses) on investments	(0.10)	(1.26)	0.22	(0.05)	0.34
Total from investment operations	0.13	(1.07)	0.44	0.22	0.60
Distributions to shareholders from
Net investment income	(0.23)	(0.19)	(0.22)	(0.25)	(0.26)
Tax basis return of capital	0.00	0.00	0.00	0.00	(0.03)
Total distributions to shareholders	(0.23)	(0.19)	(0.22)	(0.25)	(0.29)
Net asset value, end of period	$10.59	$10.69	$11.95	$11.73	$11.76
Total return[2]	1.20%	(9.03)%	3.74%	1.89%	5.31%
Ratios to average net assets (annualized)
Gross expenses	1.72%	1.68%	1.68%	1.72%	1.70%
Net expenses	1.49%	1.49%	1.49%	1.49%	1.49%
Net investment income	2.12%	1.64%	1.89%	2.23%	2.32%
Supplemental data
Portfolio turnover rate	15%	20%	21%	14%	9%
Net assets, end of period (000s omitted)	$2,722	$3,679	$6,485	$8,394	$8,768

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.
22 | Allspring Pennsylvania Tax-Free Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
Institutional Class	2023	2022	2021	2020	2019
Net asset value, beginning of period	$10.71	$11.97	$11.75	$11.78	$11.48
Net investment income	0.33 [1]	0.31	0.34	0.38	0.38
Net realized and unrealized gains (losses) on investments	(0.10)	(1.26)	0.21	(0.04)	0.32
Total from investment operations	0.23	(0.95)	0.55	0.34	0.70
Distributions to shareholders from
Net investment income	(0.33)	(0.31)	(0.33)	(0.37)	(0.37)
Tax basis return of capital	0.00	0.00	0.00	0.00	(0.03)
Total distributions to shareholders	(0.33)	(0.31)	(0.33)	(0.37)	(0.40)
Net asset value, end of period	$10.61	$10.71	$11.97	$11.75	$11.78
Total return	2.23%	(8.10)%	4.78%	2.91%	6.27%
Ratios to average net assets (annualized)
Gross expenses	0.65%	0.61%	0.61%	0.64%	0.62%
Net expenses	0.49%	0.49%	0.49%	0.49%	0.49%
Net investment income	3.14%	2.66%	2.88%	3.18%	3.31%
Supplemental data
Portfolio turnover rate	15%	20%	21%	14%	9%
Net assets, end of period (000s omitted)	$68,626	$70,610	$81,964	$80,592	$79,128

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.
Allspring Pennsylvania Tax-Free Fund  | 23

Notes to financial statements
Notes to financial statements
1.
ORGANIZATION
Allspring Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Pennsylvania Tax-Free Fund  (the “Fund”) which is a diversified series of the Trust.
2.
SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC (“Allspring Funds Management”), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Futures contracts
Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price and on a specified date.  The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates and is subject to interest rate risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange-traded and the exchange’s clearinghouse, as the counterparty to all exchange-traded futures, guarantees the futures contracts against default.
Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or received from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has
24 | Allspring Pennsylvania Tax-Free Fund

Notes to financial statements
been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.
Distributions to shareholders
Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s  tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of June 30, 2023, the aggregate cost of all investments for federal income tax purposes was $108,590,808 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$682,146
Gross unrealized losses	(5,188,963)
Net unrealized losses	$(4,506,817)
As of June 30, 2023, the Fund had capital loss carryforwards which consist of $312,644 in short-term capital losses and $305,074 in long-term capital losses.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3.
FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2023:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Municipal obligations	$0	$102,366,154	$0	$102,366,154
Short-term investments
Investment companies	1,717,837	0	0	1,717,837
Total assets	$1,717,837	$102,366,154	$0	$104,083,991
Allspring Pennsylvania Tax-Free Fund  | 25

Notes to financial statements
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended June 30, 2023, the Portfolio did not have transfers into/out of Level 3.
4.
TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.400%
Next $500 million	0.375
Next $2 billion	0.350
Next $2 billion	0.325
Next $5 billion	0.290
Over $10 billion	0.280
For the year ended June 30, 2023, the management fee was equivalent to an annual rate of 0.40% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC, an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.15%
Class C	0.15
Institutional Class	0.08
Prior to June 30, 2023, the class-level administration fee for Class A and Class C was 0.16% of the average daily net assets of each respective class.
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund.  When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through October 31, 2023 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of June 30, 2023, the contractual expense caps are as follows:
EXPENSE RATIO CAPS
Class A	0.74%
Class C	1.49
Institutional Class	0.49
26 | Allspring Pennsylvania Tax-Free Fund

Notes to financial statements
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC (“Allspring Funds Distributor”), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate up to 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended June 30, 2023, Allspring Funds Distributor received $1,155 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended June 30, 2023.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A and Class C are charged a fee at an annual rate up to 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of the Fund.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $0, $4,000,000 and $0 in interfund purchases, sales and net realized gains (losses), respectively, during the year ended June 30, 2023.
5.
INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2023 were $18,187,572 and $15,574,416, respectively.
6.
BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
For the year ended June 30, 2023, there were no borrowings by the Fund under the agreement.
7.
DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid was $3,261,571 and $3,207,685 of tax-exempt income for the years ended June 30, 2023 and June 30, 2022, respectively.
As of June 30, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed tax-exempt income	Unrealized losses	Capital loss carryforward
$113,593	$(4,506,817)	$(617,718)
8.
CONCENTRATION RISK
The Fund invests a substantial portion of its assets in issuers of municipal debt securities located in a single state or territory of the U.S. Therefore, it may be more affected by economic and political developments in that state or region than would be a comparable general tax-exempt fund. As of the end of the period, the Fund’s investments were concentrated in the state of Pennsylvania.
9.
INDEMNIFICATION
Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
Allspring Pennsylvania Tax-Free Fund  | 27

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Pennsylvania Tax-Free Fund (the Fund), one of the funds constituting Allspring Funds Trust, including the portfolio of investments, as of June 30, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of June 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of June 30, 2023, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
August 25, 2023
28 | Allspring Pennsylvania Tax-Free Fund

Other information (unaudited)
Other information
Tax information
Pursuant to Section 852 of the Internal Revenue Code, 100% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended June 30, 2023.
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-259-3305, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Quarterly portfolio holdings information
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Allspring Pennsylvania Tax-Free Fund  | 29

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 127 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015
Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong
Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of
Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International
Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life
Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent
Memorial Hospital Foundation (non-profit organization). Mr. Ebsworth is a CFA charterholder.
N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018
Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning
Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens &
Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead
Independent Director and chair of the Audit Committee. Board member of the Russell Exchange
Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.
N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019
Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of
CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011,
Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and
Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to
2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the
Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory board of
Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).
N/A
David F. Larcker (Born 1950)	Trustee, since 2009
Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of
Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the
Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate
Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of
Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The
Wharton School, University of Pennsylvania from 1985 to 2005.
N/A
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018
International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the
University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center
on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic
Research. Previously taught at Cornell University from 1978 to 1993.
N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018
President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of
NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.
N/A
1
The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.

30 | Allspring Pennsylvania Tax-Free Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Trustee, since 2018
Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to
2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell
Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays
Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays
Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-
profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of
Columbia Bar Associations.
N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019
Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner,
Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for
Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-
2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive
Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner,
Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination
Medical Center Corporation. Board member of the Minnesota Wild Foundation.
N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Allspring Pennsylvania Tax-Free Fund  | 31

Other information (unaudited)
Officers1
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017
President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund
Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital
Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated
Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Complex)
Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen
Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022
Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance
Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015
Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.

Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021
Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department
from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at
Morgan, Lewis & Bockius LLP from 2008 to 2015.

1 For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

32 | Allspring Pennsylvania Tax-Free Fund

Other information (unaudited)
Board consideration of investment management and sub-advisory agreements:
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Allspring Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 15-17, 2023 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for the Allspring Pennsylvania Tax-Free Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Allspring Funds Management, LLC (“Allspring Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Allspring Global Investments, LLC (the “Sub-Adviser”), an affiliate of Allspring Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Allspring Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2023, and at the Meeting, the Trustees conferred extensively among themselves and with representatives of Allspring Funds Management about these matters. The Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
The Board noted that it initially approved the Advisory Agreements at a Board meeting held in May 2021, each for a two-year term, in advance of the sale of Wells Fargo Asset Management to Allspring Global Investments Holdings, LLC,1 a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Trustees also noted that, while they did not specifically consider the continuation of the Advisory Agreements in 2022 as a result of the two-year term that was approved in 2021, the Trustees received and considered certain information at a Board meeting held in April 2022 that was applicable to the Advisory Agreements, including an overview and financial review of the Allspring Global Investments business, information regarding certain ancillary agreements that were approved by the Board at the April 2022 Board meeting, and comparative data regarding Fund fees and expenses.
In providing information to the Board, Allspring Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2023. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interactions with Allspring Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Allspring Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent, and quality of services
The Board received and considered various information regarding the nature, extent, and quality of services provided to the Fund by Allspring Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Allspring Global Investments, of which Allspring Funds Management and the Sub-Adviser are a part, and a summary of investments made in the Allspring Global Investments business. The Board also considered information about retention arrangements with respect to key personnel of Allspring Global Investments that were put in place in connection with the Transaction. The Board took into account information about the services that continue to be provided by Wells Fargo & Co. and/or its affiliates (“Wells Fargo”) since the Transaction under a transition services agreement and the anticipated timeline for exiting the transition services agreement. In addition, the Board received and considered information about the full range of services provided to the Fund by Allspring Funds Management and its affiliates.
1
The trade name for the asset management firm that includes Allspring Funds Management and the Sub-Adviser is “Allspring Global Investments.”

Allspring Pennsylvania Tax-Free Fund  | 33

Other information (unaudited)
The Board considered the qualifications, background, tenure, and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Allspring Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel.
The Board further considered the compliance programs and compliance records of Allspring Funds Management and the Sub-Adviser. The Board received and considered information about Allspring Global Investments’ risk management functions, which included information about Allspring Funds Management’s and the Sub-Adviser’s business continuity plans, their approaches to data privacy and cybersecurity, and Allspring Funds Management’s role as administrator of the Fund’s liquidity risk management program. The Board also received and considered information about Allspring Funds Management’s intermediary and vendor oversight program.
Fund investment performance and expenses
The Board considered the investment performance results for the Fund over various time periods ended December 31, 2022. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Class A shares) was higher than the average investment performance of the Universe for all periods under review, except that the investment performance of the Fund was equal to the average investment performance of the Universe for the five-year period under review. The Board also noted that the investment performance of the Fund was lower than the investment performance of its benchmark index, the Bloomberg Municipal Bond Index, for all periods under review, except that the investment performance of the Fund was in range of the investment performance of its benchmark index for the ten-year period under review.
The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for each share class.
The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment management and sub-advisory fee rates
The Board reviewed and considered the contractual fee rates payable by the Fund to Allspring Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Allspring Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Allspring Funds Management to the Sub-Adviser for investment sub-advisory services. It was noted that advisory fee waivers, if any, are at the fund level and not class level.
Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than the sum of these average rates for the Fund’s expense Groups for the Institutional Class, and that the Management Rates of the Fund were in range of the sum of these average rates for the Fund’s expense Groups for the Class A shares.
The Board also received and considered information about the portion of the total management fee that was retained by Allspring Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Allspring Funds Management and not delegated to or assumed by the Sub-Adviser, and about Allspring Funds Management’s on-going oversight services. Given the affiliation between Allspring Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.
The Board also received and considered information about the nature and extent of services offered and fee rates charged by Allspring Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Allspring Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

34 | Allspring Pennsylvania Tax-Free Fund

Other information (unaudited)
Profitability
The Board received and considered information concerning the profitability of Allspring Funds Management, as well as the profitability of Allspring Global Investments, from providing services to the fund complex as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the complex was subsumed in the Allspring Global Investments profitability analysis.
Allspring Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and differences in how Allspring Global Investments calculates its pre-tax profit metric versus the methodology used when Allspring Funds Management was part of Wells Fargo. It was noted that the impact of such differences had only minor impact on the financial results presented. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type, and age of fund.
Based on its review, the Board did not deem the profits reported by Allspring Funds Management or Allspring Global Investments from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Allspring Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Allspring Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Allspring Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
Other benefits to Allspring Funds Management and the Sub-Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Allspring Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that Allspring Funds Distributor, LLC, an affiliate of Allspring Funds Management, receives distribution-related fees in respect of shares sold or held through it.
The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser and fees earned in the past by Allspring Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund complex’s securities lending collateral.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

Allspring Pennsylvania Tax-Free Fund  | 35

Other information (unaudited)
Liquidity risk management program
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, which is reasonably designed to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund’s investment manager, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the “Council”) composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 16-17, 2023, the Board received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2022 through December 31, 2022 (the “Reporting Period”). The Report noted significant liquidity events impacting the Funds related to extended foreign market holidays as well as the difficulty of trading and settlement of most Russia-related securities due to sanctions activity. The Report noted that there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage the Fund’s, including the Fund’s, liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

36 | Allspring Pennsylvania Tax-Free Fund

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2023 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-07102023-v0eksi2l 08-23
AR4301 06-23

Allspring Short-Term Municipal Bond Fund
Annual Report
June 30, 2023

The views expressed and any forward-looking statements are as of June 30, 2023, unless otherwise noted, and are those of the Fund’s portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.
Allspring Short-Term Municipal Bond Fund  | 1

Letter to shareholders (unaudited)

Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Short-Term Municipal Bond Fund for the 12-month period that ended June 30, 2023. Globally, stocks and bonds experienced heightened volatility through the period. The market was focused on persistently high inflation and the impact of ongoing aggressive central bank rate hikes. Compounding these concerns were the global reverberations of the Russia-Ukraine war. Riskier assets rallied in 2023, with anticipation of an end to the tight monetary policy despite concerns of a possible impending recession. After suffering deep and broad losses through 2022, bonds now benefit from a base of higher yields that can help generate higher income. However, ongoing rate hikes continued to be a headwind during recent months.
For the 12-month period, stocks generally outperformed bonds—both domestic U.S. and global. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 19.59%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 12.72%, while the MSCI EM Index (Net) (USD)3 had more muted performance, with a gain of 1.75%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -0.94%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 fell 1.83%, the Bloomberg Municipal Bond Index6 gained 3.19%, and the ICE BofA U.S. High Yield Index7 returned 8.97%.
Despite high inflation and central bank rate hikes, markets rallied.
Markets rebounded from a rough first half of the calendar year in July 2022, led by U.S. stocks. While U.S. economic activity showed signs of waning, the country’s labor market remained strong:  July nonfarm payrolls grew by more than 500,000 and U.S. unemployment dipped to 3.5%. Meanwhile, crude oil and retail gasoline prices—major contributors to recent overall inflation—fell substantially from earlier highs. And while U.S. home prices rose, sales fell as houses became less affordable with mortgage rates at a 13-year high. The Federal Reserve (Fed) raised the federal funds rate 0.75% in July—to a range of 2.25% to 2.50%—and forecasts pointed to further rate hikes.
August was a broadly challenging month. High inflation persisted, cresting 9% in the eurozone on an annual basis and remaining above 8% in the U.S. despite the Fed’s aggressive monetary policy and a major drop in global crude oil and gasoline prices from their June peak. One positive was the resilient U.S. jobs market. However, the Fed’s job was clearly not complete. One longer-term bright spot was the U.S. Congress’s passage of the Inflation Reduction Act. Its primary stated goals include to reduce inflation (though not immediately) by curbing the deficit, capping health care spending by seniors, and investing in domestic sources of clean energy.
“ Markets rebounded from a rough first half of the calendar year in July 2022, led by U.S. stocks. While U.S. economic activity showed signs of waning, the country’s labor market remained strong. ”
1
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.
2
The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source:  MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
3
The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.
4
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
5
The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
6
The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
7
The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high yield bonds. The index tracks the performance of high yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2023. ICE Data Indices, LLC. All rights reserved.
2 | Allspring Short-Term Municipal Bond Fund

Letter to shareholders (unaudited)
In September, all asset classes suffered further major losses. Central banks kept up their battle against rapidly rising prices with more rate hikes. The strength of the U.S. dollar weighed on results for investors holding non-U.S.-dollar assets. U.S. mortgage rates jumped to near 7% on 30-year fixed-rate mortgages; the decreased housing affordability began to cool demand somewhat. The U.K. experienced a sharp sell-off of government bonds and the British pound in September as investors panicked in response to a new government budget that was seen as financially unsound. The Bank of England (BoE) then stepped in and bought long-dated government bonds.
Equities had a reprieve in October. Globally, developed markets outpaced emerging market equities, which were hurt by weakness among Chinese stocks. Central banks continued to try to curtail high inflation with aggressive interest rate hikes. Geopolitical risks persisted, including the ongoing Russia-Ukraine war and economic, financial market, and political turmoil in the U.K. Concerns over Europe’s energy crisis eased thanks to unseasonably warm weather and plentiful gas on hand. The U.S. labor market continued its resilience against rising prices as unemployment remained near a record low.
Stocks and bonds rallied in November. Economic news was encouraging, driven by U.S. labor market strength. Although central banks kept increasing rates, hopes rose for an easing in the pace of rate hikes and a possible end to central bank monetary tightening in 2023. Although inflation remained at record highs in the eurozone, we began to see signs of a possible decline in inflationary pressures as U.S. inflation moderated, with a 7.1% annual price rise in November and a monthly price increase of just 0.1%. China’s economic data remained weak, reflecting its zero-COVID-19 policy.
Financial markets cooled in December, with U.S. equities declining overall in response to a weakening U.S. dollar. Fixed income securities ended one of their worst years ever, with generally flat monthly returns as markets weighed the hopes for an end to the monetary tightening cycle with the reality that central banks had not completed their jobs yet. U.S. Consumer Price Index (CPI),1 data showed a strong consistent trend downward, which brought down the 12-month CPI to 6.5% in December from 9.1% in June. Other countries and regions reported still-high but declining inflation rates as the year wound down.
The year 2023 began with a rally across global equities and fixed income securities. Investor optimism rose in response to data indicating declining inflation rates and the reopening of China’s economy with the abrupt end to its zero-COVID-19 policy. The U.S. reported surprisingly strong job gains—employers added more than 500,000 jobs—and unemployment fell to 3.4%, the lowest level since 1969. Meanwhile, wage growth, seen as a potential contributor to ongoing high inflation, continued to moderate. All eyes remained fixed on the Fed and on how many more rate hikes remain in this tightening cycle. The 0.25% federal funds rate hike announced in January was the Fed’s smallest rate increase since March 2022.
Markets declined in February as investors responded unfavorably to resilient economic data. The takeaway:  Central banks would likely continue their monetary tightening cycle for longer than markets had priced in. In this environment—where strong economic data is seen as bad news—the resilient U.S. labor market was seen as a negative while the inflation rate was not falling quickly enough for the Fed, which raised interest rates by 0.25% in early February. Meanwhile, the BoE and the European Central Bank (ECB) both raised rates by 0.50%.
The collapse of Silicon Valley Bank in March, the second-largest banking failure in U.S. history, led to a classic bank run that spread to Europe, where Switzerland’s Credit Suisse was taken over by its rival, UBS. The banking industry turmoil created an additional challenge for central banks in balancing inflationary concerns against potential economic weakening. Meanwhile, recent data pointed to economic strength in the U.S., Europe, and China. And China’s economy continued to rebound after the removal of its COVID-19 lockdown. Inflation rates in the U.S., the U.K., and Europe all remained higher than central bank targets, leading to additional rate hikes in March.
“ The collapse of Silicon Valley Bank in March, the second-largest banking failure in U.S. history, led to a classic bank run that spread to Europe, where Switzerland’s Credit Suisse was taken over by its rival, UBS. ”
1
The U.S. Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
Allspring Short-Term Municipal Bond Fund  | 3

Letter to shareholders (unaudited)
Economic data released in April pointed to global resilience, as Purchasing Managers Indexes1 in the U.S., U.K., and eurozone beat expectations and China reported first-quarter annualized economic growth of 4.5%. Despite banking industry stress, developed market stocks had monthly gains. The U.S. labor market remained strong, with a 3.5% jobless rate and monthly payroll gains above 200,000. However, uncertainty and inflationary concerns weighed on investors in the U.S. and abroad.
May was marked by a divergence between expanding activity in services and an overall contraction in manufacturing activity in the U.S., U.K., and eurozone. Core inflation remained elevated in the U.S. and Europe, despite the ongoing efforts of the Fed and ECB, which included rate hikes of 0.25% by both in May. Stubborn inflation and the resilient U.S. labor market led to expectations of further interest rate hikes, overall monthly declines across bond indexes, and mixed results for stocks in May. Investor worries over a U.S. debt ceiling impasse were modest, and market confidence was buoyed by a deal in late May to avert a potential U.S. debt default.
June featured the Fed’s first pause on interest rate hikes since March 2022, when it began its aggressive campaign to rein in inflation. However, core CPI, excluding food and energy prices, while continuing to decline, remained stubbornly high in June, at 4.8%, well above the Fed’s 2.0% target rate. With the U.S. unemployment rate still at 3.6%, near a historical low, and U.S. payrolls growing in June for the 30th consecutive month, expectations of more Fed rate hikes were reinforced. However, U.S. and global stocks had strong returns in June.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,

Andrew Owen
President
Allspring Funds
For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.
1
The Purchasing Managers Index (PMI) is an index of the prevailing direction of economic trends in the manufacturing and service sectors. You cannot invest directly in an index.
4 | Allspring Short-Term Municipal Bond Fund

Letter to shareholders (unaudited)

Notice to Shareholders
 Beginning in July 2024, the Fund will be required by the Securities and Exchange Commission to send shareholders a paper copy of a new tailored shareholder report in place of the full shareholder report that you are now receiving. The tailored shareholder report will contain concise information about the Fund, including certain expense and performance information and fund statistics. If you wish to receive this new tailored shareholder report electronically, please follow the instructions on the back cover of this report.

 Other information that is currently included in the shareholder report, such as the Fund’s financial statements, will be available online and upon request, free of charge, in paper or electronic format.

Allspring Short-Term Municipal Bond Fund  | 5

Performance highlights (unaudited)
Performance highlights
Investment objective	The Fund seeks current income exempt from federal income tax consistent with capital preservation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Bruce R. Johns, Nicholos Venditti

Average annual total returns (%) as of June 30, 2023
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]
Class A (WSMAX)	7-18-2008	-0.50	0.37	0.65	1.53	0.78	0.85	0.76	0.63
Class C (WSSCX)	1-31-2003	-0.23	0.02	0.25	0.77	0.02	0.25	1.51	1.38
Class R6 (WSSRX)[3]	7-31-2018	–	–	–	1.70	1.04	1.09	0.38	0.35
Administrator Class (WSTMX)	7-30-2010	–	–	–	1.45	0.78	0.85	0.70	0.60
Institutional Class (WSBIX)	3-31-2008	–	–	–	1.65	0.99	1.06	0.43	0.40
Bloomberg 1-3 Year Composite Municipal Bond Index[4]	–	–	–	–	1.10	1.07	1.04	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 2.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

[1]
Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the Financial Highlights of this report.

[2]
The manager has contractually committed through October 31, 2023, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.63% for Class A, 1.38% for Class C, 0.35% for Class R6, 0.60% for Administrator Class and 0.40% for Institutional Class. Brokerage
commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees.
Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]
Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.

[4]
The Bloomberg 1-3 Year Composite Municipal Bond Index is a blended index weighted 50% in the Bloomberg 1-Year Municipal Bond Index and 50% in the Bloomberg
3-Year Municipal Bond Index. You cannot invest directly in an index.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to high-yield securities risk and municipal securities risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the Alternative Minimum Tax (AMT). Any capital gains distributions may be taxable.

6 | Allspring Short-Term Municipal Bond Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of June 30, 2023[1]

[1]
The chart compares the performance of Class A shares for the most recent ten years with the Bloomberg 1-3 Year Composite Municipal Bond Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 2.00%.

Allspring Short-Term Municipal Bond Fund | 7

Performance highlights (unaudited)
MANAGER’S DISCUSSION
Fund highlights
•The Fund (Class A, excluding sales change) outperformed its benchmark, the Bloomberg 1–3 Year Composite Municipal Bond Index, for the 12-month period that ended June 30, 2023.
•Individual security selection and credit-quality positioning were the biggest drivers of performance. The Fund maintained an overweight to lower-quality investment-grade bonds, which performed well, while being underweight higher-quality investment-grade bonds, which performed poorly. Our out-of-benchmark allocation to non-investment-grade bonds contributed, too. Yield-curve positioning modestly contributed to performance as the short-term Municipal Market Data (MMD) curve inverted for the year and our barbell yield-curve positioning benefited:  The shortest and longest bonds outperformed the market significantly over the year as the 1-year to 10-year part of the curve inverted.
•Overweights to strong-performing sectors were positive, aided by security selection. In weaker sectors where we were underweight, our security selection was positive, leading us to perform well.
•Our long duration positioning detracted from performance as rates increased in all segments of the curve, particularly on shorter-term bonds. Sector allocation had a muted effect as general obligation (GO) bonds, which we are underweight, had index-like performance overall and revenue bonds, which we are overweight, outpaced the index.
Global economies increase lending rates in hopes of taming runaway inflation.
Entering 2022, the excitement of a post-pandemic world gave way to new whispers and fears of higher prices and broad-based inflation caused by supply chain bottlenecks, increased housing costs, wage increases, and employment market distortions. Those fears quickly became reality and prices began to rise at a historic rate. The Federal Open Market Committee acted quickly and with purpose:  ending open market purchases, reducing its balance sheet, and raising the benchmark overnight lending rate at each monthly meeting through 2022 and early 2023. Fixed income and equity markets fell sharply but began to recover as annual inflation numbers peaked in June and began to recede.
The U.S. unemployment rate, which reached a multigenerational high of more than 14% in the spring of 2020, fell throughout the past year and has settled below 4%. Employers continue to add jobs, especially in service-oriented industries, and the resulting wage increases have further contributed to inflationary pressures. After U.S. gross domestic product (GDP) turned negative in the first and second quarters of 2022, it expanded at rates above 2% in each subsequent quarter. The federal funds rate, which began 2022 at 0.25% to 0.50%, was raised 10 consecutive times before a pause in June 2023. It now sits at 5.25% to 5.50% as the U.S. Federal Reserve (Fed) attempts to curb inflation. In this environment, some form of recession seems imminent.
In the wake of continued rate increases, U.S. fixed income yields rose dramatically as investors reacted to Fed actions, with the yield on the 10-year Treasury ending the period near 4%. Rising Treasury yields affected all fixed income sectors in 2022, with all seeing their worst returns in more than 40 years. The U.S. Treasury yield curve remained substantially inverted throughout the period, which has driven many investors into shorter-term interest-bearing vehicles, including money markets.

Credit quality as of June 30, 2023[1]

AAA/Aaa
6%
AA/Aa
25%
A/A
45%
BBB/Baa
15%
BB/Ba
3%
Not rated
6%

[1]
The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the portfolio with the ratings depicted in the chart are calculated based on the market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of the three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D
(lowest). Ratings from A to CCC may be modified by the addition of a plus
(+) or minus (-) sign to show relative standing within the rating categories.
Standard & Poor’s rates the creditworthiness of short-term notes from
SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from
MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

8 | Allspring Short-Term Municipal Bond Fund

Performance highlights (unaudited)
Municipals sold off drastically to start the period but began to rebound in the fourth quarter of 2022. The Bloomberg Municipal Bond Index* fell nearly 8% and the broader municipal market had more than $124 billion in outflows before stabilizing early in 2023. For the first time in history, the municipal yield curve also inverted but not to the degree seen in Treasuries.
While this environment has certainly been painful for municipal investors, the drawdown has created significantly improved opportunities and entry points. Municipal to Treasury ratios ended the period elevated but at far better levels than in 2021. Municipal credit spreads have widened substantially while the underlying fundamental credit of municipalities remains strong following trillions of dollars in government stimulus. We believe investors will continue to return to the municipal market in the latter half of 2023, attracted by increased yields, positive fundamental strength, and good relative value.
Factors across the market influenced Fund performance.
Coming into the fiscal year, municipal bonds had been selling off as the Fed launched its interest rate hiking cycle in March 2022 and continued to raise interest rates to a range of 5.25% to 5.50% over the 15-month period. Technical factors worked against municipal bonds, with net redemptions from municipal bond funds and outflows of $122 billion in 2022. Even though bond issuance dropped 20%, it could not stem the backup in rates of 145 basis points (bps; 100 bps equal 1.00%) on the front end of the MMD curve and 31 bps on the long end as the yield curve continued to flatten.
Facing high yields and fears of a Fed-induced recession, credit spreads expanded. Investors were apathetic to making bond purchases. Instead, they put funds into money market funds and short Treasury bonds at yields not seen in decades. Lower-investment-grade bonds in the A-rated and BBB-rated credit tiers rewarded investors with strong performance as an attractive alternative to A-rated and BBB-rated corporate bonds.
With the municipal yield curve significantly inverting over the course of the year, we have reached a higher nominal interest rate yield in a particularly short time frame and credit spreads have expanded. That dovetailed with fundamentally strong municipal credit, which attracted investors along with lower-rated investment-grade bonds. We have started to extend bond duration in anticipation of a Fed pause in rate hikes expected later in 2023 or 2024.
Security selection, credit quality, and yield-curve positioning drove performance, while duration detracted.
The Fund was at its target duration at the start of the period and ended with modestly long duration relative to the index. We expect the Fed to increase rates a couple more times as it nears the end of this rate-rising cycle, with inflationary pressure abating.
Being long duration modestly detracted from performance, but the barbell yield-curve positioning, with an overweight to bonds under one year and overweight to 5- to 7-year bonds, benefited the Fund. A large driver of performance was our overweight to lower-quality investment-grade bonds (A-rated and BBB-rated), which outperformed relative to higher-quality investment-grade bonds (AAA-rated and AA-rated), which we are underweight. We also benefited from our out-of-benchmark allocation to non-investment-grade bonds, which had strong performance. The largest single driver of performance was our strong individual security selection. In sectors or credit tiers that we were overweight and that outperformed, we outpaced the index. However, we also did well in underperforming sectors and credit tiers where we were underweight as our security selection outpaced index-driven performance. This research-driven portfolio management security selection process benefited the Fund.
Positions that added to performance included New York City LaGuardia Airport bonds (transportation), Minnesota Municipal Gas Agency bonds (revenue-IDR/PCR), and Chandler Industrial Development Authority bonds (revenue-IDR/PCR). Underperformers included our holdings of Marquis Community Development Authority Revenue bonds (tax increment); Berks County Pennsylvania Industrial Authority bonds-Tower Health (hospital); and Minneapolis, MN Healthcare Revenue bonds-Allina Health (hospital). Over the long term, these bonds are expected to recover in pricing. As the market bounces back from the drawdown of the past 18 months and rates stabilize, we expect many of these bonds to strengthen.

Effective maturity distribution as of June 30, 2023[1]

[1]	Figures represent the percentage of the Fund’s long-term investments. These amounts are subject to change and may have changed since the date specified.
Rates should increase modestly with favorable bond selection opportunities.
Our outlook is for long-term interest rates to increase modestly as the Fed continues to battle structural inflation. Employment and GDP growth should hold onto gains from last year’s growth, but we expect the tug of war between fighting inflation and adding recessionary pressure to intensify as the economy slows.
Fundamental credit factors remain strong in the municipal bond market. We believe the Fed will continue its monetary tightening policy well into the second half of calendar-year 2023 and we are looking for signs of a slowing national economy. These actions should only have a modest effect on municipal credit quality. That coupled with a weak technical market makes municipal bonds attractive for buying lower-investment-grade bonds in the revenue and local GO sectors. We believe the Fed will reach its terminal rate in the second half of 2023, and with its view of higher rates for
*
The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

Allspring Short-Term Municipal Bond Fund | 9

Performance highlights (unaudited)
longer in 2024, there will be opportune times to invest.
During the second half of 2023, we will continue to extend duration. We see opportunities for lower-investment-grade bond purchases in the 1- to 4-year maturity buckets and higher-investment-grade bonds in the 5- to 7-year maturity bucket.
We will continue to let the barbell yield-curve positioning roll down the curve, seeking to deploy more capital at higher yields due to the yield-
curve inversion and higher short-term rates. We will continue our overweight bias to lower-quality investment-grade bonds in the revenue and local GO sectors. We may add higher-quality bonds in the AAA-rated and AA-rated credit tiers as opportunities arise in cash flow notes, floating-rate notes, and corporate-backed gas bonds.
We believe the overall outlook for bond selection remains favorable in this environment.

10 | Allspring Short-Term Municipal Bond Fund

Fund expenses (unaudited)
Fund expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2023 to June 30, 2023.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 1-1-2023	Ending account value 6-30-2023	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,013.64	$3.15	0.63%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.67	$3.16	0.63%
Class C
Actual	$1,000.00	$1,009.87	$6.88	1.38%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.95	$6.90	1.38%
Class R6
Actual	$1,000.00	$1,013.97	$1.75	0.35%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.06	$1.76	0.35%
Administrator Class
Actual	$1,000.00	$1,012.73	$2.99	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	$3.01	0.60%
Institutional Class
Actual	$1,000.00	$1,013.72	$2.00	0.40%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.81	$2.01	0.40%

[1]
Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half-year period).

Allspring Short-Term Municipal Bond Fund  | 11

Portfolio of investments—June 30, 2023
Portfolio of investments

	Principal	Value
Closed-end fund obligations: 0.35%
California: 0.35%
Nuveen California AMT-Free Quality Municipal Income Fund Preferred Shares Series A (70 shares) 4.63%144Aø	$7,000,000	$7,000,000
Total closed-end fund obligations (Cost $7,000,000)		7,000,000

	Interest rate	Maturity date
Municipal obligations: 99.36%
Alabama: 3.60%
Airport revenue: 0.10%
Birmingham Airport Authority (BAM Insured)	5.00%	7-1-2023	475,000	475,000
Birmingham Airport Authority (BAM Insured)	5.00	7-1-2026	900,000	948,692
Birmingham Airport Authority (BAM Insured)	5.00	7-1-2027	500,000	538,067
				1,961,759
Industrial development revenue: 0.45%
Industrial Development Board of the City of Mobile Alabama Alabama Power Co.øø	1.00	6-1-2034	8,500,000	8,058,717
Selma Industrial Development Board International Paper Co. Series Aøø	2.00	11-1-2033	1,000,000	976,977
				9,035,694
Utilities revenue: 3.05%
Black Belt Energy Gas District Series Aøø	4.00	12-1-2048	8,000,000	7,997,366
Black Belt Energy Gas District Series D1 (Royal Bank of Canada LIQ)øø	4.00	7-1-2052	3,500,000	3,489,101
Black Belt Energy Gas District Gas Supply Project No. 4 Series A-1	4.00	6-1-2024	3,640,000	3,642,544
Black Belt Energy Gas District Gas Supply Project No. 7 Series C-1	4.00	12-1-2025	1,500,000	1,495,104
Black Belt Energy Gas District Gas Supply Project No. 7 Series C-1øø	4.00	10-1-2052	3,900,000	3,864,851
Chatom Industrial Development Board PowerSouth Energy Cooperative (AGM Insured)	5.00	8-1-2024	985,000	1,001,128
Chatom Industrial Development Board PowerSouth Energy Cooperative (AGM Insured)	5.00	8-1-2025	425,000	436,774
Chatom Industrial Development Board PowerSouth Energy Cooperative (AGM Insured)	5.00	8-1-2026	500,000	521,355
Southeast Alabama Gas Supply District Series Aøø	4.00	4-1-2049	4,000,000	3,994,131
Southeast Alabama Gas Supply District Project No. 2 Series Aøø	4.00	6-1-2049	20,060,000	20,021,162
Southeast Energy Authority A Cooperative District Project No. 3 Series Aøø	5.50	1-1-2053	2,000,000	2,126,694
Southeast Energy Authority A Cooperative District Project No. 5 Series Aøø	5.25	1-1-2054	5,500,000	5,750,775
Tender Option Bond Trust Receipts/Certificates Series 2022- XF3073 (Morgan Stanley Bank LIQ)144Aø	4.36	2-1-2053	6,300,000	6,300,000
				60,640,985
				71,638,438
The accompanying notes are an integral part of these financial statements.
12 | Allspring Short-Term Municipal Bond Fund

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Alaska: 0.61%
Airport revenue: 0.20%
State of Alaska International Airports System Series C AMT	5.00%	10-1-2026	$3,000,000	$3,117,038
State of Alaska International Airports System Series C AMT	5.00	10-1-2028	775,000	828,400
				3,945,438
Health revenue: 0.21%
Alaska Industrial Development & Export Authority Dena’ Nena’ Henash Series A	5.00	10-1-2023	600,000	601,886
Alaska Industrial Development & Export Authority Dena’ Nena’ Henash Series A	5.00	10-1-2024	750,000	761,307
Alaska Industrial Development & Export Authority Dena’ Nena’ Henash Series A	5.00	10-1-2025	1,310,000	1,346,312
Alaska Industrial Development & Export Authority Dena’ Nena’ Henash Series A	5.00	10-1-2026	1,385,000	1,444,192
				4,153,697
Miscellaneous revenue: 0.20%
Alaska Municipal Bond Bank Authority	5.00	12-1-2025	1,470,000	1,528,585
Alaska Municipal Bond Bank Authority	5.00	12-1-2026	1,350,000	1,428,796
Alaska Municipal Bond Bank Authority Series 2 AMT	5.00	12-1-2027	535,000	564,838
Alaska Municipal Bond Bank Authority Series 2 AMT	5.00	12-1-2028	560,000	599,709
				4,121,928
				12,221,063
Arizona: 3.71%
Airport revenue: 0.15%
City of Phoenix Civic Improvement Corp. AMT	5.00	7-1-2024	1,000,000	1,012,657
City of Phoenix Civic Improvement Corp. AMT	5.00	7-1-2026	2,000,000	2,084,376
				3,097,033
Education revenue: 0.02%
Arizona IDA Kipp NYC Public Charter Schools Series B	5.00	7-1-2027	170,000	174,926
Arizona IDA Kipp NYC Public Charter Schools Series B	5.00	7-1-2028	175,000	180,526
				355,452
GO revenue: 0.10%
Vistancia Community Facilities District (BAM Insured)	4.00	7-15-2024	1,150,000	1,157,691
Vistancia Community Facilities District (BAM Insured)	4.00	7-15-2026	900,000	924,317
				2,082,008
Health revenue: 1.54%
Arizona Health Facilities Authority Banner Health Obligated Group Series B (SIFMA Municipal Swap+0.25%)±	4.26	1-1-2046	4,000,000	3,920,542
Maricopa County IDA Banner Health Obligated Group Series A-3øø	5.00	1-1-2053	12,000,000	13,325,939
The accompanying notes are an integral part of these financial statements.
Allspring Short-Term Municipal Bond Fund  | 13

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Health revenue (continued)
Maricopa County IDA Banner Health Obligated Group Series C (SIFMA Municipal Swap+0.57%)±	4.58%	1-1-2035	$4,405,000	$4,391,804
Maricopa County IDA HonorHealth Obligated Group Series C (SIFMA Municipal Swap+0.80%)±	4.81	9-1-2048	9,000,000	8,982,181
				30,620,466
Industrial development revenue: 1.77%
Chandler IDA Intel Corp.øø##	2.40	12-1-2035	28,085,000	28,033,425
Chandler IDA Intel Corp. AMTøø	2.70	12-1-2037	1,175,000	1,172,769
Chandler IDA Intel Corp. AMTøø	5.00	6-1-2049	5,920,000	5,965,583
				35,171,777
Miscellaneous revenue: 0.13%
City of Phoenix Civic Improvement Corp. AMT	5.00	7-1-2028	2,500,000	2,500,000
				73,826,736
Arkansas: 0.22%
Health revenue: 0.07%
Batesville Public Facilities Board White River Health System Obligated Group	5.00	6-1-2025	1,385,000	1,406,647
Housing revenue: 0.10%
Arkansas Development Finance Authority EC Cottages LLC (Department of Housing and Urban Development Insured)øø	1.25	12-1-2024	2,000,000	1,979,939
Tax revenue: 0.05%
City of Cabot Sales & Use Tax Revenue Series B	5.00	12-1-2028	435,000	480,246
City of Springdale Sales & Use Tax Revenue Series B (BAM Insured)%%	5.00	8-1-2030	100,000	111,403
City of Springdale Sales & Use Tax Revenue Series B (BAM Insured)%%	5.00	8-1-2031	310,000	345,208
				936,857
				4,323,443
California: 2.77%
Airport revenue: 0.13%
City of Los Angeles Department of Airports Series D AMT	5.00	5-15-2027	2,500,000	2,641,791
GO revenue: 0.35%
Kern Community College District Facilities Improvement District No. 1 CAB BAN¤	0.00	8-1-2023	7,000,000	6,980,727
Health revenue: 0.34%
California Statewide Communities Development Authority Emanate Health Obligated Group Series A	5.00	4-1-2026	570,000	593,996
California Statewide Communities Development Authority Emanate Health Obligated Group Series A	5.00	4-1-2027	845,000	890,098
Tender Option Bond Trust Receipts/Certificates Series 2018- XG0175 (Bank of America NA LIQ)144Aø	4.14	3-1-2039	4,825,000	4,825,000
The accompanying notes are an integral part of these financial statements.
14 | Allspring Short-Term Municipal Bond Fund

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Health revenue (continued)
Washington Township Health Care District Series A	5.00%	7-1-2024	$200,000	$202,259
Washington Township Health Care District Series A	5.00	7-1-2025	200,000	204,397
				6,715,750
Housing revenue: 0.35%
Mizuho Floater/Residual Trust Series 2021-MIZ9063 (Mizuho Capital Markets LLC LOC, Mizuho Capital Markets LLC LIQ)144Aø	4.51	5-1-2049	7,000,000	7,000,000
Miscellaneous revenue: 0.31%
California Infrastructure & Economic Development Bank J Paul Getty Trust Series B-2øø	3.00	10-1-2047	1,000,000	992,687
California Municipal Finance Authority Palomar Health Obligated Group144A	5.00	11-1-2027	3,000,000	3,083,357
Lassen Municipal Utility District COP	4.00	5-1-2024	400,000	400,532
Lassen Municipal Utility District COP	4.00	5-1-2025	415,000	416,418
Lassen Municipal Utility District COP	4.00	5-1-2026	435,000	438,052
Lassen Municipal Utility District COP	4.00	5-1-2027	450,000	454,695
Lassen Municipal Utility District COP	4.00	5-1-2028	470,000	476,896
				6,262,637
Tax revenue: 0.07%
Riverside County PFA Project Area No. 1 Series A (BAM Insured)	5.00	10-1-2026	1,250,000	1,300,690
Transportation revenue: 0.92%
Bay Area Toll Authority Series C (SIFMA Municipal Swap+0.45%)±	4.46	4-1-2056	2,750,000	2,719,408
Bay Area Toll Authority Series D (SIFMA Municipal Swap+0.30%)±	4.31	4-1-2056	16,000,000	15,611,451
				18,330,859
Utilities revenue: 0.30%
California Community Choice Financing Authority Clean Energy Project Green Bond Series C	5.00	10-1-2028	475,000	487,815
California Community Choice Financing Authority Clean Energy Project Green Bond Series C	5.00	10-1-2029	675,000	696,171
California Community Choice Financing Authority Clean Energy Project Green Bond Series C	5.00	10-1-2030	1,500,000	1,549,977
City of Vernon Electric System Revenue Series 2022-A	5.00	8-1-2024	685,000	691,818
City of Vernon Electric System Revenue Series 2022-A	5.00	8-1-2025	500,000	508,646
Long Beach Bond Finance Authority Series B (3 Month LIBOR+1.43%)±	5.00	11-15-2026	2,000,000	1,981,170
				5,915,597
				55,148,051
Colorado: 1.29%
Education revenue: 0.22%
University of Colorado Series Cøø	2.00	6-1-2054	2,000,000	1,950,700
University of Colorado Series C3Aøø	2.00	6-1-2051	2,500,000	2,403,148
				4,353,848
The accompanying notes are an integral part of these financial statements.
Allspring Short-Term Municipal Bond Fund  | 15

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
GO revenue: 0.11%
Grand River Hospital District (AGM Insured)	5.00%	12-1-2024	$1,140,000	$1,160,735
Sand Creek Metropolitan District Series A (AGM Insured)	4.00	12-1-2024	550,000	554,990
Sand Creek Metropolitan District Series A (AGM Insured)	4.00	12-1-2025	400,000	406,424
				2,122,149
Health revenue: 0.39%
Colorado Health Facilities Authority AdventHealth Obligated Group Series Bøø	5.00	11-15-2049	900,000	946,314
Colorado Health Facilities Authority AdventHealth Obligated Group Series Cøø	5.00	11-15-2036	3,165,000	3,322,112
Colorado Health Facilities Authority Christian Living Neighborhoods Obligated Group	4.00	1-1-2025	325,000	317,939
University of Colorado Hospital Authority University of Colorado Health Obligated Group Series Cø	3.95	11-15-2039	3,200,000	3,200,000
				7,786,365
Miscellaneous revenue: 0.39%
Colorado Bridge Enterprise Colorado High Performance Transportation Enterprise AMT	4.00	12-31-2023	1,285,000	1,288,996
Colorado Bridge Enterprise Colorado High Performance Transportation Enterprise AMT	4.00	12-31-2025	2,455,000	2,466,967
Colorado Bridge Enterprise Colorado High Performance Transportation Enterprise AMT	4.00	6-30-2026	4,050,000	4,075,333
				7,831,296
Tax revenue: 0.02%
Regional Transportation District Denver Transit Partners LLC Series A	4.00	7-15-2033	500,000	518,948
Transportation revenue: 0.13%
E-470 Public Highway Authority Series A	5.00	9-1-2024	450,000	459,233
E-470 Public Highway Authority Series A	5.00	9-1-2025	300,000	311,482
E-470 Public Highway Authority Series A	5.00	9-1-2026	1,750,000	1,848,642
				2,619,357
Water & sewer revenue: 0.03%
Central Weld County Water District (AGM Insured)	5.00	12-1-2027	500,000	542,725
				25,774,688
Connecticut: 2.12%
Education revenue: 0.45%
Connecticut State HEFA Series B-2øø%%	3.20	7-1-2037	5,000,000	5,003,625
Connecticut State HEFA University of Hartford Series N	5.00	7-1-2024	120,000	120,045
Connecticut State HEFA University of Hartford Series N	5.00	7-1-2025	140,000	140,183
Connecticut State HEFA University of Hartford Series N	5.00	7-1-2028	570,000	577,270
Connecticut State Higher Education Supplement Loan Authority Series A AMT	3.60	11-15-2023	1,265,000	1,266,085
Connecticut State Higher Education Supplement Loan Authority Series B AMT	5.00	11-15-2024	250,000	254,062
The accompanying notes are an integral part of these financial statements.
16 | Allspring Short-Term Municipal Bond Fund

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Education revenue (continued)
Connecticut State Higher Education Supplement Loan Authority Series B AMT	5.00%	11-15-2025	$400,000	$410,101
Connecticut State Higher Education Supplement Loan Authority Series B AMT	5.00	11-15-2026	585,000	608,003
Connecticut State Higher Education Supplement Loan Authority Series D	5.00	11-15-2025	500,000	522,563
				8,901,937
GO revenue: 0.46%
City of Bridgeport Series C	5.00	2-15-2026	1,325,000	1,389,233
City of Danbury%%	5.00	1-24-2024	3,000,000	3,019,050
City of Derby BAN	6.00	8-15-2023	3,000,000	3,007,459
State of Connecticut Series C	4.00	6-1-2025	1,000,000	1,018,818
Town of Hamden Series A (BAM Insured)	5.00	8-1-2026	710,000	742,853
				9,177,413
Health revenue: 0.64%
Connecticut State HEFA Hartford HealthCare Obligated Group Series B-1øø	5.00	7-1-2053	11,500,000	11,697,418
Connecticut State HEFA Stamford Hospital Obligated Group Series M	5.00	7-1-2026	375,000	387,697
Connecticut State HEFA Stamford Hospital Obligated Group Series M	5.00	7-1-2027	250,000	261,929
Connecticut State HEFA Stamford Hospital Obligated Group Series M	5.00	7-1-2028	300,000	318,729
				12,665,773
Housing revenue: 0.32%
Connecticut HFA Series A4 (SIFMA Municipal Swap+0.30%)±	4.31	11-15-2050	6,500,000	6,487,527
Tax revenue: 0.25%
State of Connecticut Special Tax Revenue Series A	5.00	5-1-2026	1,200,000	1,265,291
State of Connecticut Special Tax Revenue Series A	5.00	5-1-2027	3,400,000	3,662,365
				4,927,656
				42,160,306
Delaware: 0.25%
Housing revenue: 0.06%
Delaware Transportation Authority	5.00	9-1-2023	1,250,000	1,253,107
Utilities revenue: 0.19%
Delaware State EDA Delmarva Power & Light Co. Series Aøø	1.05	1-1-2031	4,000,000	3,786,715
				5,039,822
District of Columbia: 0.89%
Airport revenue: 0.50%
Metropolitan Washington Airports Authority Aviation Revenue Series A AMT	5.00	10-1-2025	6,320,000	6,495,184
The accompanying notes are an integral part of these financial statements.
Allspring Short-Term Municipal Bond Fund  | 17

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Airport revenue (continued)
Metropolitan Washington Airports Authority Aviation Revenue Series A AMT	5.00%	10-1-2026	$1,180,000	$1,231,165
Metropolitan Washington Airports Authority Aviation Revenue Series A AMT	5.00	10-1-2027	1,000,000	1,058,084
Metropolitan Washington Airports Authority Aviation Revenue Series A AMT	5.00	10-1-2028	1,000,000	1,074,347
				9,858,780
Housing revenue: 0.10%
Washington Metropolitan Area Transit Authority Dedicated Revenue Series A	5.00	7-15-2025	2,000,000	2,075,495
Water & sewer revenue: 0.29%
District of Columbia Water & Sewer Authority Series Cøø	1.75	10-1-2054	6,000,000	5,830,621
				17,764,896
Florida: 3.83%
Airport revenue: 0.61%
County of Miami-Dade Aviation Revenue AMT	5.00	10-1-2028	10,000,000	10,100,248
Greater Orlando Aviation Authority Series A AMT	5.00	10-1-2025	2,000,000	2,055,140
				12,155,388
Education revenue: 0.23%
Capital Projects Finance Authority CAPFA Capital Corp. 2000F Series A-1	5.00	10-1-2024	500,000	503,906
Capital Projects Finance Authority CAPFA Capital Corp. 2000F Series A-1	5.00	10-1-2025	1,000,000	1,014,938
Capital Projects Finance Authority CAPFA Capital Corp. 2000F Series A-1	5.00	10-1-2026	1,000,000	1,025,145
Florida Higher Educational Facilities Financial Authority Florida Institute of Technology, Inc.	5.00	10-1-2025	500,000	507,512
Florida Higher Educational Facilities Financial Authority Florida Institute of Technology, Inc.	5.00	10-1-2026	750,000	767,975
Palm Beach County Educational Facilities Authority	4.00	10-1-2027	255,000	254,182
Palm Beach County Educational Facilities Authority	4.00	10-1-2028	270,000	269,657
Palm Beach County Educational Facilities Authority Palm Beach Atlantic University Obligated Group	4.00	10-1-2026	250,000	248,797
				4,592,112
Health revenue: 0.21%
City of Pompano Beach John Knox Village of Florida, Inc. Obligated Group	3.25	9-1-2023	665,000	663,353
Halifax Hospital Medical Center Obligated Group	5.00	6-1-2029	1,360,000	1,423,258
Highlands County Health Facilities Authority AdventHealth Obligated Group Series Aø	4.10	11-15-2037	1,000,000	1,000,000
St. Johns County IDA Senior Living Vicar’s Landing Project Series A	4.00	12-15-2023	115,000	114,450
St. Johns County IDA Senior Living Vicar’s Landing Project Series A	4.00	12-15-2024	145,000	142,723
St. Johns County IDA Senior Living Vicar’s Landing Project Series A	4.00	12-15-2025	180,000	175,137
St. Johns County IDA Senior Living Vicar’s Landing Project Series A	4.00	12-15-2026	185,000	177,851
The accompanying notes are an integral part of these financial statements.
18 | Allspring Short-Term Municipal Bond Fund

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Health revenue (continued)
St. Johns County IDA Senior Living Vicar’s Landing Project Series A	4.00%	12-15-2027	$215,000	$204,136
St. Johns County IDA Senior Living Vicar’s Landing Project Series A	4.00	12-15-2028	200,000	188,379
				4,089,287
Housing revenue: 0.50%
Tender Option Bond Trust Receipts/Certificates Series 2022- XF3058 (Mizuho Capital Markets LLC LOC)144Aø	4.41	11-1-2035	10,000,000	10,000,000
Miscellaneous revenue: 0.55%
School Board of Miami-Dade County COP Series Aøø	5.00	5-1-2031	10,115,000	10,241,463
Village Community Development District No. 15144A%%	4.25	5-1-2028	700,000	701,262
				10,942,725
Resource recovery revenue: 0.23%
County of Lee Solid Waste System Revenue AMT	5.00	10-1-2023	4,565,000	4,572,330
Tax revenue: 0.30%
Leon County School District	4.00	9-1-2026	6,000,000	6,007,426
Transportation revenue: 0.26%
County of Osceola Transportation Revenue Series A-1	5.00	10-1-2024	300,000	304,125
County of Osceola Transportation Revenue Series A-1	5.00	10-1-2026	735,000	765,911
Miami-Dade County Expressway Authority Series A	5.00	7-1-2028	4,000,000	4,047,907
				5,117,943
Utilities revenue: 0.04%
Orlando Utilities Commission Series Bøø	1.25	10-1-2046	1,000,000	858,311
Water & sewer revenue: 0.90%
North Sumter County Utility Dependent District (AGM Insured)	5.00	10-1-2027	680,000	733,955
North Sumter County Utility Dependent District (AGM Insured)	5.00	10-1-2028	1,360,000	1,496,710
Tohopekaliga Water Authority144A	5.00	10-1-2025	14,160,000	14,788,225
Wildwood Utility Dependent District South Sumter Utility Project (BAM Insured)	5.00	10-1-2026	400,000	423,247
Wildwood Utility Dependent District South Sumter Utility Project (BAM Insured)	5.00	10-1-2027	200,000	214,714
Wildwood Utility Dependent District South Sumter Utility Project (BAM Insured)	5.00	10-1-2028	250,000	274,876
				17,931,727
				76,267,249
Georgia: 3.93%
Airport revenue: 0.63%
City of Atlanta Airport Passenger Facility Charge Series A AMT	5.00	1-1-2029	12,430,000	12,526,052
Health revenue: 0.05%
Cobb County Kennestone Hospital Authority WellStar Health System Obligated Group Series B	5.00	4-1-2026	1,000,000	1,041,299
The accompanying notes are an integral part of these financial statements.
Allspring Short-Term Municipal Bond Fund  | 19

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Industrial development revenue: 0.26%
Savannah EDA International Paper Co. Series Aøø	2.00%	11-1-2033	$1,000,000	$976,977
Savannah EDA International Paper Co. Series B	1.90	8-1-2024	4,250,000	4,101,262
				5,078,239
Utilities revenue: 2.99%
Bartow County Development Authority Georgia Power Co.øø	3.95	12-1-2032	3,000,000	2,992,748
Development Authority of Burke County Georgia Power Co.øø	2.88	12-1-2049	3,500,000	3,397,550
Development Authority of Burke County Georgia Power Co. Series REMK-05øø	3.80	10-1-2032	8,500,000	8,484,505
Development Authority of Monroe County Georgia Power Co. Series 1støø	1.00	7-1-2049	2,500,000	2,219,528
Development Authority of Monroe County Oglethorpe Power Corp. Series Aøø	1.50	1-1-2039	1,500,000	1,417,224
Main Street Natural Gas, Inc. Series A	4.00	12-1-2027	4,000,000	3,976,218
Main Street Natural Gas, Inc. Series A	4.00	12-1-2028	3,345,000	3,319,827
Main Street Natural Gas, Inc. Series Aøø	4.00	7-1-2052	1,000,000	996,692
Main Street Natural Gas, Inc. Series A	5.00	6-1-2028	1,500,000	1,548,107
Main Street Natural Gas, Inc. Series Aøø	5.00	6-1-2053	3,920,000	4,058,611
Main Street Natural Gas, Inc. Series Bøø	5.00	12-1-2052	4,000,000	4,126,356
Main Street Natural Gas, Inc. Series Bøø	5.00	7-1-2053	3,000,000	3,134,396
Main Street Natural Gas, Inc. Series C	4.00	12-1-2026	1,100,000	1,095,562
Main Street Natural Gas, Inc. Series C	4.00	12-1-2027	1,215,000	1,207,776
Main Street Natural Gas, Inc. Series C144Aøø	4.00	8-1-2052	8,000,000	7,732,354
Main Street Natural Gas, Inc. Series C (Royal Bank of Canada LIQ)øø	4.00	8-1-2048	6,225,000	6,226,442
Municipal Electric Authority of Georgia Plant Vogtle Units 3&4 Project Series A	5.00	1-1-2025	200,000	204,015
Municipal Electric Authority of Georgia Plant Vogtle Units 3&4 Project Series A	5.00	1-1-2026	300,000	310,629
Municipal Electric Authority of Georgia Plant Vogtle Units 3&4 Project Series A (AGM Insured)	5.00	1-1-2027	165,000	175,086
Municipal Electric Authority of Georgia Plant Vogtle Units 3&4 Project Series A (AGM Insured)	5.00	7-1-2027	300,000	321,555
Municipal Electric Authority of Georgia Plant Vogtle Units 3&4 Project Series A (AGM Insured)	5.00	1-1-2028	200,000	215,971
Municipal Electric Authority of Georgia Plant Vogtle Units 3&4 Project Series A (AGM Insured)	5.00	7-1-2028	300,000	327,016
Municipal Electric Authority of Georgia Plant Vogtle Units 3&4 Project Series A (AGM Insured)	5.00	7-1-2029	600,000	663,534
Municipal Electric Authority of Georgia Plant Vogtle Units 3&4 Project Series B	5.00	1-1-2024	400,000	402,779
Municipal Electric Authority of Georgia Plant Vogtle Units 3&4 Project Series B	5.00	1-1-2025	1,000,000	1,017,893
				59,572,374
				78,217,964
Guam: 0.28%
Airport revenue: 0.03%
Antonio B Won Pat International Airport Authority Series A AMT%%	5.00	10-1-2028	540,000	547,140
The accompanying notes are an integral part of these financial statements.
20 | Allspring Short-Term Municipal Bond Fund

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Miscellaneous revenue: 0.08%
Territory of Guam Series F	5.00%	1-1-2028	$500,000	$517,832
Territory of Guam Series F	5.00	1-1-2029	1,000,000	1,041,272
				1,559,104
Utilities revenue: 0.17%
Guam Power Authority Series A	5.00	10-1-2026	3,265,000	3,374,230
				5,480,474
Hawaii: 1.01%
GO revenue: 0.21%
City & County of Honolulu Series A	5.00	11-1-2024	1,000,000	1,024,866
City & County of Honolulu Series A	5.00	11-1-2025	3,000,000	3,135,267
				4,160,133
Housing revenue: 0.23%
City & County of Honolulu Komohale Maunakea Venture LP (Department of Housing and Urban Development Insured)øø	5.00	6-1-2027	4,500,000	4,669,343
Miscellaneous revenue: 0.42%
State of Hawaii Airports System Revenue AMT	5.25	8-1-2025	1,945,000	1,946,468
State of Hawaii Airports System Revenue AMT	5.25	8-1-2026	6,350,000	6,354,743
				8,301,211
Utilities revenue: 0.15%
State of Hawaii Department of Budget & Finance Hawaiian Electric Co., Inc. Series A AMT	3.10	5-1-2026	3,000,000	2,899,424
				20,030,111
Illinois: 9.84%
Airport revenue: 0.32%
Chicago Midway International Airport Series A AMT	5.00	1-1-2025	5,000,000	5,029,405
Chicago O’Hare International Airport Series D AMT	5.00	1-1-2024	1,335,000	1,342,211
				6,371,616
Education revenue: 0.30%
Illinois Finance Authority Benedictine University	5.00	10-1-2027	630,000	633,491
Illinois Finance Authority Noble Network of Charter Schools	5.00	9-1-2025	680,000	679,438
Illinois State University Series A (AGM Insured)	5.00	4-1-2025	700,000	718,875
Illinois State University Series B (AGM Insured)	5.00	4-1-2024	415,000	419,327
Southern Illinois University Series A (BAM Insured)	4.00	4-1-2026	825,000	832,497
Southern Illinois University Series A (BAM Insured)	4.00	4-1-2027	780,000	792,071
Southern Illinois University Series A (BAM Insured)	5.00	4-1-2027	400,000	420,058
Southern Illinois University Series A (BAM Insured)	5.00	4-1-2028	500,000	532,213
Western Illinois University (BAM Insured)	4.00	4-1-2024	1,000,000	1,002,627
				6,030,597
GO revenue: 6.31%
Boone McHenry & DeKalb Counties Community Unit School District 100 Series B	4.00	1-1-2027	4,525,000	4,618,609
The accompanying notes are an integral part of these financial statements.
Allspring Short-Term Municipal Bond Fund  | 21

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
GO revenue (continued)
Boone McHenry & DeKalb Counties Community Unit School District 100 Series B	4.00%	1-1-2028	$2,100,000	$2,164,269
Chicago Board of Education Series A (AGM Insured)	5.00	12-1-2023	2,000,000	2,007,537
Chicago Board of Education Series A (NPFGC Insured)	5.50	12-1-2026	2,250,000	2,328,306
Chicago Board of Education Series B	5.00	12-1-2024	2,270,000	2,295,506
Chicago Board of Education Series B	5.00	12-1-2025	2,460,000	2,519,200
Chicago Board of Education Series C	5.00	12-1-2024	1,900,000	1,921,348
Chicago Board of Education Series D	5.00	12-1-2031	4,500,000	4,616,122
Chicago Park District Series D	5.00	1-1-2027	3,455,000	3,477,930
City of Chicago Series A	5.00	1-1-2026	5,000,000	5,173,642
City of Chicago Series A	5.00	1-1-2027	6,380,000	6,677,824
City of Chicago Series A	5.00	1-1-2028	3,000,000	3,172,646
City of Chicago Series A	5.00	1-1-2029	340,000	363,166
City of Chicago Series A	5.25	1-1-2029	1,545,000	1,559,991
City of Chicago Series A	5.25	1-1-2030	4,800,000	4,846,573
City of Geneva	4.00	2-1-2027	450,000	463,213
City of Geneva	4.00	2-1-2028	280,000	290,272
City of Waukegan Series B (AGM Insured)	4.00	12-30-2023	500,000	501,424
Community Unit School District No. 427 DeKalb & Kane Counties Illinois Series B (AGM Insured)¤	0.00	1-1-2025	3,235,000	3,059,892
Cook County Township High School District No. 227 Rich Township Series B (BAM Insured)	4.00	12-1-2031	2,000,000	2,098,723
County of Cook Series A	5.00	11-15-2025	1,200,000	1,244,032
County of Cook Series A	5.00	11-15-2026	1,950,000	2,056,949
Grundy Kendall & Will Counties Community High School District No. 111 Minooka	4.00	5-1-2026	635,000	645,074
Grundy Kendall & Will Counties Community High School District No. 111 Minooka	4.00	5-1-2027	500,000	511,126
Kane Cook & DuPage etc. Counties Community College District No. 509 Elgin Series B	4.00	12-15-2026	960,000	993,026
Kane Cook & DuPage etc. Counties Community College District No. 509 Elgin Series B	4.00	12-15-2027	795,000	833,410
Kendall Kane & Will Counties Community Unit School District No. 308 Series B	5.00	10-1-2023	825,000	828,090
Macon County School District No. 61 Decatur Series C (AGM Insured)	4.00	1-1-2024	475,000	476,752
Macon County School District No. 61 Decatur Series C (AGM Insured)	4.00	1-1-2027	600,000	617,602
State of Illinois	5.00	11-1-2023	2,955,000	2,967,288
State of Illinois	5.00	5-1-2028	2,000,000	2,023,279
State of Illinois	5.00	4-1-2029	1,470,000	1,486,085
State of Illinois	5.25	7-1-2028	4,000,000	4,001,046
State of Illinois	5.25	7-1-2029	1,480,000	1,480,387
State of Illinois	5.50	7-1-2026	2,500,000	2,500,740
State of Illinois	5.50	7-1-2038	13,650,000	13,654,038
State of Illinois Series B	5.00	5-1-2030	13,500,000	14,941,363
State of Illinois Series D	5.00	11-1-2023	4,095,000	4,112,029
State of Illinois Series D	5.00	11-1-2027	9,975,000	10,637,639
Village of Matteson Series A (BAM Insured)	4.00	12-1-2025	500,000	507,293
The accompanying notes are an integral part of these financial statements.
22 | Allspring Short-Term Municipal Bond Fund

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
GO revenue (continued)
Village of Matteson Series A (BAM Insured)	4.00%	12-1-2027	$575,000	$593,312
Village of Matteson Series B (BAM Insured)	4.00	12-1-2025	400,000	405,280
Village of Matteson Series C (BAM Insured)	4.00	12-1-2026	200,000	204,229
Village of Matteson Series C (BAM Insured)	4.00	12-1-2027	300,000	309,181
Whiteside & Lee Counties Community Unit School District No. 5 Sterling Series A (BAM Insured)	4.00	12-1-2024	1,490,000	1,504,009
Will County Community School District No. 161 Summit Hill	4.00	1-1-2024	2,000,000	2,005,736
				125,695,188
Health revenue: 0.67%
Illinois Finance Authority	4.00	10-15-2027	480,000	456,892
Illinois Finance Authority	5.00	10-1-2026	500,000	519,042
Illinois Finance Authority Advocate Aurora Health Obligated Group Series 2008-A-2	4.00	11-1-2030	3,600,000	3,632,374
Illinois Finance Authority OSF Healthcare System Obligated Group Series A	5.00	11-15-2027	800,000	828,742
Illinois Finance Authority OSF Healthcare System Obligated Group Series B-2øø	5.00	5-15-2050	4,000,000	4,145,428
Illinois Finance Authority Presbyterian Homes Obligated Group Series B (SIFMA Municipal Swap+0.70%)±	4.71	5-1-2042	2,250,000	2,194,305
Illinois Finance Authority University of Illinois	5.00	10-1-2025	500,000	511,913
Illinois Finance Authority Washington & Jane Smith Community - Orland Park	4.00	10-15-2026	465,000	448,759
Southwestern Illinois Development Authority Memorial Group Obligated Group	6.38	11-1-2023	535,000	539,880
				13,277,335
Housing revenue: 0.95%
City of Chicago Heights Olympic Village LLC (FHA Insured)øø	2.88	8-1-2027	4,500,000	4,364,879
Illinois Housing Development Authority Series H (GNMA / FNMA / FHLMC Insured)øø	3.47	10-1-2053	5,000,000	4,986,237
Illinois Housing Development Authority Marshall Field Preservation LP (FNMA LOC, FNMA LIQ) (SIFMA Municipal Swap+1.00%)±	5.01	5-15-2050	7,500,000	7,511,548
Metropolitan Pier & Exposition Authority Series A	3.00	6-15-2025	2,000,000	1,966,170
				18,828,834
Miscellaneous revenue: 0.01%
City of Chicago Special Assessment Revenue Refunding Bonds Lakeshore East Project144A	3.04	12-1-2028	241,000	224,670
Tax revenue: 0.61%
Huntley Special Service Area No. 6 (BAM Insured)	2.20	3-1-2024	409,000	404,323
Sales Tax Securitization Corp. Series A	5.00	1-1-2028	5,000,000	5,381,880
State of Illinois Sales Tax Revenue	5.00	6-15-2024	585,000	585,459
State of Illinois Sales Tax Revenue Series C	4.00	6-15-2025	4,000,000	4,039,718
State of Illinois Sales Tax Revenue Series D	5.00	6-15-2027	1,275,000	1,325,877
Village of Hillside Mannheim Redevelopment Project Area	5.00	1-1-2024	330,000	330,785
				12,068,042
The accompanying notes are an integral part of these financial statements.
Allspring Short-Term Municipal Bond Fund  | 23

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Transportation revenue: 0.11%
Illinois State Toll Highway Authority Series C	5.00%	1-1-2027	$2,050,000	$2,187,197
Utilities revenue: 0.15%
City of Springfield Electric Revenue	5.00	3-1-2029	3,000,000	3,065,211
Water & sewer revenue: 0.41%
Chicago Wastewater Transmission Revenue Series C	5.00	1-1-2030	1,500,000	1,526,373
City of Chicago Waterworks Revenue	5.00	11-1-2028	2,500,000	2,614,839
City of Chicago Waterworks Revenue (BAM Insured)	5.00	11-1-2030	3,500,000	3,702,011
City of Waukegan Water & Sewer System Revenue (AGM Insured)	5.00	12-30-2027	280,000	302,831
				8,146,054
				195,894,744
Indiana: 1.34%
Health revenue: 0.61%
Indiana Finance Authority BHI Senior Living Obligated Group	5.00	11-15-2023	500,000	500,904
Indiana Finance Authority Deaconess Health System Obligated Group Series B (SIFMA Municipal Swap+0.30%)±	4.31	3-1-2039	5,545,000	5,426,249
Indiana Finance Authority Franciscan Alliance, Inc. Obligated Group Series B	5.00	11-1-2023	1,270,000	1,276,835
Indiana Finance Authority Franciscan Alliance, Inc. Obligated Group Series B	5.00	11-1-2024	3,000,000	3,066,752
Indiana Finance Authority Franciscan Alliance, Inc. Obligated Group Series C	5.00	11-1-2023	800,000	804,305
Indiana Finance Authority Franciscan Alliance, Inc. Obligated Group Series C	5.00	11-1-2024	1,000,000	1,022,251
				12,097,296
Housing revenue: 0.12%
Mishawaka RDA (BAM Insured)	5.00	2-15-2027	1,025,000	1,093,908
Tippecanoe County School Building Corp. Series B	5.00	1-15-2028	175,000	188,727
Tippecanoe County School Building Corp. Series B	5.00	7-15-2028	225,000	244,558
Tippecanoe County School Building Corp. Series B	5.00	1-15-2029	275,000	300,931
Tippecanoe County School Building Corp. Series B	5.00	1-15-2030	500,000	555,325
				2,383,449
Miscellaneous revenue: 0.48%
Indianapolis Local Public Improvement Bond Bank Series A	5.00	6-1-2026	3,000,000	3,134,809
Indianapolis Local Public Improvement Bond Bank Series A	5.00	6-1-2027	6,000,000	6,385,935
				9,520,744
Utilities revenue: 0.13%
Indiana Finance Authority Ohio Valley Electric Corp. Series A	4.25	11-1-2030	2,630,000	2,615,972
				26,617,461
The accompanying notes are an integral part of these financial statements.
24 | Allspring Short-Term Municipal Bond Fund

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Iowa: 0.69%
Education revenue: 0.09%
Iowa Student Loan Liquidity Corp. Series B AMT	5.00%	12-1-2023	$700,000	$703,569
Iowa Student Loan Liquidity Corp. Series B AMT	5.00	12-1-2024	1,000,000	1,013,389
				1,716,958
GO revenue: 0.09%
City of Indianola	3.00	6-1-2027	855,000	857,277
City of Indianola	4.00	6-1-2028	880,000	925,283
				1,782,560
Utilities revenue: 0.51%
PEFA, Inc.øø	5.00	9-1-2049	10,000,000	10,196,097
				13,695,615
Kansas: 0.85%
Health revenue: 0.15%
City of Topeka Congregational Home Obligated Group Series B	5.13	12-1-2026	1,000,000	993,947
City of Wichita Presbyterian Manors Obligated Group	4.00	5-15-2024	1,015,000	1,000,475
City of Wichita Presbyterian Manors Obligated Group	5.00	5-15-2025	1,055,000	1,040,782
				3,035,204
Housing revenue: 0.30%
City of Wichita Crestview Residences LLCøø	3.90	12-1-2024	5,900,000	5,899,373
Industrial development revenue: 0.40%
City of Burlington Evergy Metro, Inc. Series A	2.95	12-1-2023	8,000,000	7,971,655
				16,906,232
Kentucky: 3.07%
Education revenue: 0.07%
City of Columbia Lindsey Wilson College, Inc.	4.00	12-1-2027	525,000	507,100
City of Columbia Lindsey Wilson College, Inc.	4.00	12-1-2028	545,000	521,776
Kentucky Bond Development Corp. Centre College of Kentucky	4.00	6-1-2026	210,000	212,973
Kentucky Bond Development Corp. Centre College of Kentucky	4.00	6-1-2028	250,000	258,232
				1,500,081
Health revenue: 0.21%
Louisville/Jefferson County Metropolitan Government Norton Healthcare Obligated Group Series Cøø	5.00	10-1-2047	4,000,000	4,143,682
Industrial development revenue: 0.14%
County of Boone Duke Energy Kentucky, Inc. Series A	3.70	8-1-2027	2,750,000	2,701,439
Miscellaneous revenue: 0.28%
Kentucky Interlocal School Transportation Association COP	4.00	3-1-2027	1,130,000	1,141,097
Kentucky Interlocal School Transportation Association COP	4.00	3-1-2029	1,000,000	1,017,032
Kentucky State University (BAM Insured)	5.00	11-1-2027	160,000	172,639
The accompanying notes are an integral part of these financial statements.
Allspring Short-Term Municipal Bond Fund  | 25

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Miscellaneous revenue (continued)
Kentucky State University (BAM Insured)	5.00%	11-1-2028	$200,000	$219,934
Rural Water Financing Agency Public Projects Construction Series A	3.00	5-1-2024	3,000,000	2,974,465
				5,525,167
Resource recovery revenue: 0.25%
Kentucky EDFA Republic Services, Inc. Series Bøø	3.80	4-1-2031	5,000,000	5,000,383
Utilities revenue: 2.12%
County of Trimble Louisville Gas & Electric Co. Series A AMTøø	1.30	9-1-2044	6,000,000	5,053,712
Kentucky Public Energy Authority Series A-1øø	4.00	12-1-2049	9,500,000	9,453,821
Kentucky Public Energy Authority Series Bøø	4.00	1-1-2049	21,085,000	21,082,940
Louisville/Jefferson County Metropolitan Government Louisville Gas & Electric Co. Series B AMT	1.35	11-1-2027	7,500,000	6,620,599
				42,211,072
				61,081,824
Louisiana: 1.52%
GO revenue: 0.15%
City of Shreveport	5.00	9-1-2027	1,420,000	1,447,837
State of Louisiana Series A	5.00	2-1-2027	1,570,000	1,585,209
				3,033,046
Health revenue: 0.38%
Louisiana Public Facilities Authority Series Bøø	5.00	5-15-2050	4,000,000	4,083,173
Louisiana Public Facilities Authority Louisiana Children’s Medical Center Obligated Group Series A3øø	5.00	6-1-2045	3,250,000	3,463,733
				7,546,906
Industrial development revenue: 0.71%
Parish of St. John the Baptist Marathon Oil Corp. Series A-2øø	2.10	6-1-2037	14,450,000	14,171,303
Miscellaneous revenue: 0.24%
Louisiana Local Government Environmental Facilities & CDA East Baton Rouge Sewerage Commission Series Bøø	0.88	2-1-2046	5,000,000	4,756,307
Water & sewer revenue: 0.04%
East Baton Rouge Sewerage Commission Series Aøø	1.30	2-1-2041	1,000,000	847,306
				30,354,868
Maine: 0.09%
Education revenue: 0.02%
Finance Authority of Maine Series 2019-A-1 AMT (AGM Insured)	5.00	12-1-2025	425,000	435,497
The accompanying notes are an integral part of these financial statements.
26 | Allspring Short-Term Municipal Bond Fund

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Health revenue: 0.07%
Maine Health & Higher Educational Facilities Authority Series A	5.00%	7-1-2025	$810,000	$833,163
Maine Health & Higher Educational Facilities Authority MaineHealth Obligated Group Series A	5.00	7-1-2026	500,000	522,105
				1,355,268
				1,790,765
Maryland: 1.99%
Health revenue: 0.18%
Maryland Health & Higher Educational Facilities Authority Doctors Hospital, Inc. Obligated Group Series A	5.00	7-1-2031	3,500,000	3,644,624
Housing revenue: 1.50%
Maryland Community Development Administration Series C	3.00	4-1-2024	5,000,000	4,941,532
Maryland Community Development Administration South Street Senior LLC Series D	3.15	7-1-2024	4,000,000	3,922,350
Maryland Community Development Administration Woodside Preservation LP Series A144A	1.33	1-1-2024	7,000,000	6,868,814
Maryland Community Development Administration WV3 Housing Associates LP Series G (FHA Insured)	1.05	12-1-2023	11,000,000	10,822,094
Tender Option Bond Trust Receipts/Certificates Series 2018- XF0605 (Bank of America NA LIQ)144Aø	4.06	5-1-2047	3,300,000	3,300,000
				29,854,790
Transportation revenue: 0.31%
Maryland Economic Development Corp. Purple Line Transit Partners LLC Series A AMT	5.00	11-12-2028	6,000,000	6,196,741
				39,696,155
Massachusetts: 0.24%
Education revenue: 0.07%
Massachusetts Development Finance Agency	4.00	7-1-2028	330,000	321,979
Massachusetts Development Finance Agency Lasell University	4.00	7-1-2027	250,000	244,322
Massachusetts Development Finance Agency Springfield College Series A	5.00	6-1-2026	420,000	426,986
Massachusetts Development Finance Agency Springfield College Series A	5.00	6-1-2027	440,000	450,903
				1,444,190
Health revenue: 0.17%
Massachusetts Development Finance Agency Series C (AGM Insured)	5.00	10-1-2027	410,000	435,475
Massachusetts Development Finance Agency Mass General Brigham, Inc. Series T-1 (SIFMA Municipal Swap+0.60%)144A±	4.61	7-1-2049	2,600,000	2,571,385
Massachusetts Development Finance Agency Tufts Medicine Obligated Group Series C (AGM Insured)	5.00	10-1-2026	300,000	313,569
				3,320,429
				4,764,619
The accompanying notes are an integral part of these financial statements.
Allspring Short-Term Municipal Bond Fund  | 27

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Michigan: 3.05%
Education revenue: 0.06%
Lake Superior State University (AGM Insured)	4.00%	11-15-2026	$390,000	$397,452
Lake Superior State University (AGM Insured)	4.00	11-15-2027	405,000	416,719
Lake Superior State University (AGM Insured)	4.00	11-15-2028	405,000	419,041
				1,233,212
GO revenue: 0.11%
Clawson Public Schools (SBLF Insured)	4.00	5-1-2026	285,000	292,348
Clawson Public Schools (SBLF Insured)	4.00	5-1-2028	300,000	314,602
Kenowa Hills Public Schools Series II (SBLF Insured)	5.25	11-1-2023	1,470,000	1,479,505
				2,086,455
Health revenue: 1.18%
Michigan Finance Authority Bronson Health Care Group Obligated Group Series Cøø	3.75	11-15-2049	7,600,000	7,642,805
Michigan Finance Authority Corewell Health Obligated Group Series C (SIFMA Municipal Swap+0.75%)±	4.76	4-15-2047	10,500,000	10,283,423
Michigan Finance Authority Trinity Health Corp. Obligated Group Series MI-1ø	3.50	12-1-2034	5,000,000	5,001,042
Michigan Strategic Fund Holland Home Obligated Group	4.00	11-15-2024	580,000	572,954
				23,500,224
Industrial development revenue: 1.05%
Michigan Strategic Fund Consumers Energy Co. AMTøø	1.80	10-1-2049	19,500,000	18,947,450
Michigan Strategic Fund Graphic Packaging International LLC AMTøø	4.00	10-1-2061	2,000,000	1,989,097
				20,936,547
Miscellaneous revenue: 0.15%
Michigan Finance Authority City of Detroit Income Tax Revenue Series F1	3.88	10-1-2023	3,000,000	2,997,211
Utilities revenue: 0.50%
Michigan Strategic Fund DTE Electric Co. Series 2023-XL0443 AMTøø	3.88	6-1-2053	10,000,000	9,995,991
				60,749,640
Minnesota: 2.15%
Airport revenue: 0.06%
Minneapolis-St. Paul Metropolitan Airports Commission Series B AMT	5.00	1-1-2025	1,100,000	1,120,162
GO revenue: 0.05%
Hastings Independent School District No. 200 Series A CAB¤	0.00	2-1-2024	1,015,000	995,646
Health revenue: 0.91%
City of Minneapolis Allina Health Obligated Group Series Bøø	5.00	11-15-2053	15,500,000	17,107,978
City of Rochester Mayo Clinic Series Bø	4.10	11-15-2038	1,000,000	1,000,000
				18,107,978
The accompanying notes are an integral part of these financial statements.
28 | Allspring Short-Term Municipal Bond Fund

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Housing revenue: 0.31%
Minnesota Housing Finance Agency Series D (GNMA / FNMA / FHLMC Insured) (SIFMA Municipal Swap+0.43%)±	4.44%	1-1-2045	$6,165,000	$6,165,000
Miscellaneous revenue: 0.04%
Duluth Independent School District No. 709 COP Series B	5.00	2-1-2024	425,000	428,827
Duluth Independent School District No. 709 COP Series B	5.00	2-1-2025	375,000	384,695
				813,522
Utilities revenue: 0.78%
Central Minnesota Municipal Power Agency (AGM Insured)	5.00	1-1-2027	400,000	426,633
Central Minnesota Municipal Power Agency (AGM Insured)	5.00	1-1-2028	500,000	542,985
Minnesota Municipal Gas Agency Series B (Royal Bank of Canada LIQ) (U.S. SOFR+1.00%)±	4.39	12-1-2052	15,000,000	14,675,685
				15,645,303
				42,847,611
Mississippi: 0.14%
Health revenue: 0.13%
Mississippi Hospital Equipment & Facilities Authority Baptist Memorial Health Care Obligated Group Series A-1øø	5.00	9-1-2044	2,500,000	2,581,462
Industrial development revenue: 0.01%
Mississippi Business Finance Corp. Mississippi Power Co. AMTø	4.25	5-1-2028	120,000	120,000
				2,701,462
Missouri: 1.38%
Education revenue: 0.13%
HEFA of the State of Missouri Webster University	5.00	4-1-2026	2,630,000	2,631,909
GO revenue: 0.27%
Liberty Public School District No. 53	5.00	3-1-2024	5,225,000	5,289,036
Housing revenue: 0.78%
County of Jackson Series A	5.00	12-1-2026	2,985,000	3,148,363
County of Jackson Series A	5.00	12-1-2030	2,040,000	2,301,199
Missouri Public Utilities Commission	4.00	12-1-2024	10,000,000	10,027,254
				15,476,816
Miscellaneous revenue: 0.03%
County of Barry COP Law Enforcement Center Project	5.00	10-1-2028	610,000	647,834
Utilities revenue: 0.17%
Missouri State Environmental Improvement & Energy Resources Authority Evergy Metro, Inc. AMTøø	3.50	5-1-2038	3,500,000	3,448,401
				27,493,996
The accompanying notes are an integral part of these financial statements.
Allspring Short-Term Municipal Bond Fund  | 29

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Montana: 0.17%
Health revenue: 0.17%
Montana Facility Finance Authority Billings Clinic Obligated Group Series A	5.00%	8-15-2024	$375,000	$381,818
Montana Facility Finance Authority Billings Clinic Obligated Group Series A	5.00	8-15-2025	325,000	337,152
Montana Facility Finance Authority Billings Clinic Obligated Group Series A	5.00	8-15-2027	500,000	539,554
Montana Facility Finance Authority Billings Clinic Obligated Group Series A	5.00	8-15-2028	2,015,000	2,213,250
				3,471,774
Nebraska: 0.97%
Airport revenue: 0.05%
Lincoln Airport Authority AMT	5.00	7-1-2028	1,000,000	1,070,913
Education revenue: 0.11%
County of Douglas Creighton University Series B (SIFMA Municipal Swap+0.53%)±	4.54	7-1-2035	2,205,000	2,170,510
Health revenue: 0.17%
Douglas County Hospital Authority No. 2 Children’s Hospital Obligated Group Series Bøø	5.00	11-15-2053	3,250,000	3,333,345
Utilities revenue: 0.64%
Central Plains Energy Project No. 4øø	5.00	3-1-2050	7,000,000	7,028,971
Central Plains Energy Project (Royal Bank of Canada LIQ)øø	4.00	12-1-2049	5,610,000	5,611,352
				12,640,323
				19,215,091
Nevada: 0.33%
Airport revenue: 0.06%
County of Clark Passenger Facility Charge Revenue Series B AMT	5.00	7-1-2023	1,255,000	1,255,000
GO revenue: 0.27%
Clark County School District Series B (AGM Insured)	5.00	6-15-2027	5,000,000	5,367,861
				6,622,861
New Jersey: 2.96%
Airport revenue: 0.18%
New Jersey EDA Port Newark Container Terminal LLC AMT	5.00	10-1-2023	1,500,000	1,503,220
New Jersey EDA Port Newark Container Terminal LLC AMT	5.00	10-1-2024	2,000,000	2,021,643
				3,524,863
GO revenue: 1.61%
City of Newark Series D BAN	4.00	9-29-2023	1,500,000	1,499,880
City of Trenton BAN	6.00	5-31-2024	13,549,000	13,814,693
New Jersey EDA Series GGG144A	5.25	9-1-2023	16,000,000	16,042,607
The accompanying notes are an integral part of these financial statements.
30 | Allspring Short-Term Municipal Bond Fund

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
GO revenue (continued)
Newark Board of Education (BAM Insured)	5.00%	7-15-2027	$350,000	$373,642
Newark Board of Education (BAM Insured)	5.00	7-15-2028	350,000	378,898
				32,109,720
Housing revenue: 0.65%
New Jersey EDA State of New Jersey Department of the Treasury Series DDD	5.00	6-15-2024	2,605,000	2,643,587
New Jersey Housing & Mortgage Finance Agency New Jersey Housing & Mortgage Finance Agency Single-Family Home Mortgage Series B AMT	2.95	10-1-2023	4,585,000	4,572,997
New Jersey Housing & Mortgage Finance Agency New Jersey Housing & Mortgage Finance Agency Single-Family Home Mortgage Series B AMT	3.10	4-1-2024	2,170,000	2,153,963
New Jersey Housing & Mortgage Finance Agency New Jersey Housing & Mortgage Finance Agency Single-Family Home Mortgage Series B AMT	3.25	4-1-2025	2,465,000	2,430,606
New Jersey Housing & Mortgage Finance Agency New Jersey Housing & Mortgage Finance Agency Single-Family Home Mortgage Series D AMT	2.90	10-1-2025	1,200,000	1,170,803
				12,971,956
Miscellaneous revenue: 0.27%
New Jersey TTFA Series A	5.00	6-15-2024	5,290,000	5,367,372
Water & sewer revenue: 0.25%
New Jersey EDA New Jersey-American Water Co., Inc. Series B AMTøø	3.75	11-1-2034	5,000,000	4,972,092
				58,946,003
New Mexico: 0.50%
Industrial development revenue: 0.50%
City of Farmington Public Service Co. of New Mexico Series Døø	3.90	6-1-2040	10,000,000	10,031,841
New York: 7.69%
Airport revenue: 0.79%
Albany County Airport Authority Series B AMT	5.00	12-15-2026	1,070,000	1,113,801
New York Transportation Development Corp. JFK International Air Terminal LLC AMT	5.00	12-1-2027	5,000,000	5,237,337
New York Transportation Development Corp. JFK International Air Terminal LLC Series A AMT	5.00	12-1-2026	490,000	506,586
New York Transportation Development Corp. JFK International Air Terminal LLC Series A AMT	5.00	12-1-2027	500,000	523,734
New York Transportation Development Corp. JFK International Air Terminal LLC Series A AMT	5.00	12-1-2028	500,000	529,148
New York Transportation Development Corp. JFK International Air Terminal LLC Series A AMT	5.00	12-1-2029	500,000	533,652
Port Authority of New York & New Jersey AMT	5.00	9-1-2026	7,150,000	7,247,867
				15,692,125
The accompanying notes are an integral part of these financial statements.
Allspring Short-Term Municipal Bond Fund  | 31

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Education revenue: 0.28%
Hempstead Town Local Development Corp. Academy Charter School Series A	4.05%	2-1-2031	$1,000,000	$869,937
Hempstead Town Local Development Corp. Academy Charter School Series B	4.76	2-1-2027	1,340,000	1,295,975
New York State Dormitory Authority Iona College Series 2022	5.00	7-1-2025	600,000	613,538
New York State Dormitory Authority Iona College Series 2022	5.00	7-1-2028	825,000	872,260
St. Lawrence County Industrial Development Agency Clarkson University Capital Region Campus Series Bøø	1.55	9-1-2042	1,000,000	961,386
St. Lawrence County Industrial Development Agency St. Lawrence University	5.00	7-1-2026	400,000	420,006
St. Lawrence County Industrial Development Agency St. Lawrence University	5.00	7-1-2027	510,000	545,062
				5,578,164
GO revenue: 0.88%
City of Long Beach Series A BAN	4.00	2-16-2024	2,985,000	2,979,473
City of Long Beach Series A BAN	5.00	2-16-2024	4,528,435	4,549,460
City of New York Series J3 (AGM Insured)€øø	4.84	6-1-2036	900,000	900,000
City of Poughkeepsie	4.00	4-15-2027	480,000	474,198
County of Suffolk Series A (BAM Insured)	5.00	6-15-2028	3,215,000	3,557,549
Hermon-DeKalb Central School District BAN	4.50	6-28-2024	5,020,000	5,054,019
				17,514,699
Health revenue: 0.61%
Broome County Local Development Corp. United Health Services Hospitals Obligated Group (AGM Insured)	5.00	4-1-2026	500,000	519,852
Broome County Local Development Corp. United Health Services Hospitals Obligated Group (AGM Insured)	5.00	4-1-2027	950,000	1,000,020
New York State Dormitory Authority Montefiore Obligated Group Series A	5.00	8-1-2024	1,600,000	1,606,248
New York State Dormitory Authority Montefiore Obligated Group Series A	5.00	8-1-2025	3,000,000	3,005,189
New York State Dormitory Authority Montefiore Obligated Group Series A	5.00	8-1-2026	1,000,000	1,001,649
New York State Dormitory Authority Northwell Health Obligated Group Series B2øø	5.00	5-1-2048	4,000,000	4,017,134
Westchester County Local Development Corp. Purchase Senior Learning Community Obligated Group Series D144A	2.88	7-1-2026	1,000,000	953,436
				12,103,528
Housing revenue: 0.65%
New York City Housing Development Corp. Series G-2 AMT	1.75	11-1-2023	400,000	397,866
New York City Housing Development Corp. Series G-2 AMT	1.80	5-1-2024	400,000	394,819
New York City Housing Development Corp. Series G-2 AMT	1.85	11-1-2024	400,000	392,228
New York City Housing Development Corp. Series G-2 AMT	1.90	5-1-2025	515,000	502,059
New York City Housing Development Corp. Series G-2 AMT	1.95	11-1-2025	520,000	504,146
New York City Housing Development Corp. Series G-2 AMT	2.00	5-1-2026	535,000	514,239
New York City Housing Development Corp. New York City Housing Development Corp. Series Aøø	3.70	5-1-2063	5,500,000	5,500,899
The accompanying notes are an integral part of these financial statements.
32 | Allspring Short-Term Municipal Bond Fund

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Housing revenue (continued)
New York Liberty Development Corp. Series A	1.20%	11-15-2028	$2,500,000	$2,136,829
New York State Housing Finance Agency Series J-2 (Department of Housing and Urban Development Insured)øø	1.10	11-1-2061	2,500,000	2,214,764
New York State Housing Finance Agency Series K2 (Department of Housing and Urban Development Insured)øø	1.00	11-1-2061	500,000	454,666
				13,012,515
Industrial development revenue: 1.79%
New York Transportation Development Corp. Delta Air Lines, Inc. Series A AMT	5.00	1-1-2024	7,205,000	7,232,582
New York Transportation Development Corp. Delta Air Lines, Inc. Series A AMT	5.00	1-1-2025	22,925,000	23,208,167
New York Transportation Development Corp. Delta Air Lines, Inc. Series A AMT	5.00	1-1-2028	5,000,000	5,187,896
				35,628,645
Miscellaneous revenue: 0.97%
New York City Industrial Development Agency Queens Ballpark Co. LLC Series A (AGM Insured)	5.00	1-1-2024	1,250,000	1,259,958
New York City Industrial Development Agency Queens Ballpark Co. LLC Series A (AGM Insured)	5.00	1-1-2030	1,000,000	1,109,401
Triborough Bridge & Tunnel Authority Metropolitan Transportation Authority Payroll Mobility Tax Revenue Series A2øø	2.00	5-15-2045	6,000,000	5,479,226
Triborough Bridge & Tunnel Authority Metropolitan Transportation Authority Payroll Mobility Tax Revenue Series B	5.00	5-15-2024	1,000,000	1,016,299
Triborough Bridge & Tunnel Authority Metropolitan Transportation Authority Payroll Mobility Tax Revenue Series B	5.00	5-15-2026	10,000,000	10,561,376
				19,426,260
Transportation revenue: 1.14%
Metropolitan Transportation Authority Series A2	5.00	11-15-2028	3,500,000	3,640,751
Metropolitan Transportation Authority Series A2øø	5.00	11-15-2045	8,310,000	8,948,277
Metropolitan Transportation Authority Series B	5.00	11-15-2028	365,000	390,569
Metropolitan Transportation Authority Series D	5.00	11-15-2026	4,475,000	4,667,827
Metropolitan Transportation Authority Series Døø	5.00	11-15-2034	5,000,000	5,077,395
				22,724,819
Utilities revenue: 0.46%
Long Island Power Authority Series Bøø	1.50	9-1-2051	3,500,000	3,242,025
Long Island Power Authority Series Bøø	1.65	9-1-2049	6,000,000	5,854,482
				9,096,507
Water & sewer revenue: 0.12%
New York City Municipal Water Finance Authority New York City Water & Sewer System Series DD	5.00	6-15-2026	2,225,000	2,361,308
				153,138,570
The accompanying notes are an integral part of these financial statements.
Allspring Short-Term Municipal Bond Fund  | 33

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
North Carolina: 0.95%
Health revenue: 0.17%
Charlotte-Mecklenburg Hospital Authority Atrium Health Obligated Group Series Eøø	0.80%	1-15-2048	$1,500,000	$1,381,563
North Carolina Medical Care Commission Friends Homes Obligated Group Series B2	2.30	9-1-2025	1,250,000	1,185,189
North Carolina Medical Care Commission Lutheran Services for the Aging, Inc. Obligated Group Series A	5.00	3-1-2026	245,000	244,022
North Carolina Medical Care Commission Lutheran Services for the Aging, Inc. Obligated Group Series A	5.00	3-1-2027	295,000	292,942
North Carolina Medical Care Commission Lutheran Services for the Aging, Inc. Obligated Group Series A	5.00	3-1-2028	305,000	301,741
				3,405,457
Housing revenue: 0.23%
North Carolina Housing Finance Agency Wind Crest Senior Living LP	4.50	6-1-2024	4,500,000	4,500,341
Industrial development revenue: 0.05%
Columbus County Industrial Facilities & PCFA International Paper Co. Series Aøø	2.00	11-1-2033	1,000,000	976,977
Resource recovery revenue: 0.50%
North Carolina Capital Facilities Finance Agency Republic Services, Inc. AMTøø	4.05	6-1-2038	10,000,000	10,000,589
				18,883,364
North Dakota: 0.27%
Health revenue: 0.27%
City of Grand Forks Altru Health System Obligated Group	5.00	12-1-2025	380,000	383,903
City of Grand Forks Altru Health System Obligated Group	5.00	12-1-2026	435,000	443,054
City of Grand Forks Altru Health System Obligated Group	5.00	12-1-2027	1,125,000	1,156,334
City of Grand Forks Altru Health System Obligated Group	5.00	12-1-2028	1,525,000	1,581,434
City of Grand Forks Altru Health System Obligated Group	5.00	12-1-2030	1,635,000	1,712,721
				5,277,446
Ohio: 3.44%
GO revenue: 0.73%
City of Cleveland Series A	5.00	12-1-2026	3,610,000	3,767,494
City of Delaware BAN%%	4.63	7-3-2024	3,550,000	3,573,342
City of Forest Park	4.25	5-22-2024	3,444,000	3,462,778
City of Uhrichsville BAN	5.25	6-6-2024	895,000	906,750
City of Wooster	4.50	6-7-2024	2,750,000	2,772,269
				14,482,633
Health revenue: 0.73%
County of Allen Hospital Facilities Revenue Bon Secours Mercy Health, Inc. Series B-1øø	5.00	10-1-2049	10,000,000	10,558,712
County of Hamilton UC Health Obligated Group	5.00	9-15-2026	655,000	659,098
The accompanying notes are an integral part of these financial statements.
34 | Allspring Short-Term Municipal Bond Fund

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Health revenue (continued)
State of Ohio Premier Health Partners Obligated Group	5.00%	11-15-2025	$265,000	$271,151
State of Ohio University Hospitals Health System, Inc. Obligated Group Series Bøø	5.00	1-15-2050	2,905,000	2,965,324
				14,454,285
Housing revenue: 0.38%
Cuyahoga Metropolitan Housing Authority Wade Park LP (FHA Insured)øø	4.75	12-1-2027	4,000,000	4,062,269
Ohio Housing Finance Agency Boardwalk Glenville Apartments LP Series A (Department of Housing and Urban Development Insured)øø	3.50	7-1-2025	3,550,000	3,530,078
				7,592,347
Industrial development revenue: 0.18%
Ohio Air Quality Development Authority Ohio Valley Electric Corp. Series A	2.88	2-1-2026	3,750,000	3,541,714
Miscellaneous revenue: 0.03%
Dayton City School District COP	3.00	12-1-2026	180,000	178,944
Dayton City School District COP	3.00	12-1-2027	270,000	268,362
Dayton City School District COP	4.00	12-1-2028	230,000	239,428
				686,734
Resource recovery revenue: 0.83%
Ohio Air Quality Development Authority American Electric Power Co., Inc. Series Døø	1.90	5-1-2026	12,000,000	11,577,744
State of Ohio Republic Services, Inc.øø	3.80	11-1-2035	5,000,000	5,000,397
				16,578,141
Tax revenue: 0.29%
City of Akron Income Tax Revenue	4.00	12-1-2027	3,540,000	3,683,492
City of Akron Income Tax Revenue	4.00	12-1-2028	2,000,000	2,099,071
				5,782,563
Utilities revenue: 0.27%
American Municipal Power, Inc. AMP Fremont Energy Center Revenue Series A	5.00	2-15-2027	400,000	425,763
American Municipal Power, Inc. AMP Fremont Energy Center Revenue Series A	5.00	2-15-2029	350,000	385,251
American Municipal Power, Inc. Combined Hydroelectric Revenue Series A	5.00	2-15-2025	1,200,000	1,232,954
American Municipal Power, Inc. Combined Hydroelectric Revenue Series A	5.00	2-15-2026	1,500,000	1,565,807
American Municipal Power, Inc. Combined Hydroelectric Revenue Series A	5.00	2-15-2027	1,600,000	1,703,050
				5,312,825
				68,431,242
The accompanying notes are an integral part of these financial statements.
Allspring Short-Term Municipal Bond Fund  | 35

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Oklahoma: 1.81%
Health revenue: 0.60%
Comanche County Hospital Authority	5.00%	7-1-2025	$600,000	$599,200
Comanche County Hospital Authority	5.00	7-1-2027	1,800,000	1,799,847
Oklahoma Development Finance Authority INTEGRIS Health Obligated Group Series Cø	4.31	8-15-2031	8,450,000	8,450,000
Oklahoma Development Finance Authority OU Medicine Obligated Group Series B	5.00	8-15-2023	500,000	499,048
Oklahoma Development Finance Authority OU Medicine Obligated Group Series B	5.00	8-15-2024	600,000	591,205
				11,939,300
Housing revenue: 1.06%
Cleveland County Educational Facilities Authority Cleveland County Independent School District No. 29 Norman Series A	5.00	6-1-2030	2,540,000	2,793,471
Kingfisher Special Projects Authority Kingfisher County Independent School District No. 7 Kingfisher	4.00	3-1-2026	2,005,000	2,039,282
Mcintosh County Educational Facilities Authority McIntosh County Independent School District No. 19 Checotah	2.00	9-1-2027	415,000	387,585
Oklahoma Capitol Improvement Authority Series A	5.00	7-1-2029	5,880,000	5,962,429
Oklahoma County Finance Authority Oklahoma County Independent School District No. 9 Jones	4.00	9-1-2025	550,000	556,818
Oklahoma County Finance Authority Oklahoma County Independent School District No. 9 Jones	4.00	9-1-2026	590,000	599,791
Ottawa County Educational Facilities Authority Ottawa County Independent School District No. 23 Miami	5.00	9-1-2023	830,000	831,514
Ottawa County Educational Facilities Authority Ottawa County Independent School District No. 23 Miami	5.00	9-1-2024	1,080,000	1,096,007
Ottawa County Educational Facilities Authority Ottawa County Independent School District No. 23 Miami	5.00	9-1-2025	930,000	954,830
Tulsa County Industrial Authority Tulsa County Independent School District No. 3 Broken Arrow	5.00	9-1-2025	3,000,000	3,007,268
Wagoner County School Development Authority Wagoner County Independent School District No. 19 Wagoner	4.00	9-1-2025	1,255,000	1,270,817
Weatherford Industrial Trust Custer County Independent School District No. 26 Weatherford	5.00	3-1-2027	1,475,000	1,558,277
				21,058,089
Miscellaneous revenue: 0.11%
Kay County Public Buildings Authority Sales Tax Revenue	2.25	4-1-2024	720,000	708,289
Kay County Public Buildings Authority Sales Tax Revenue	2.25	4-1-2025	735,000	702,309
Kay County Public Buildings Authority Sales Tax Revenue	2.38	4-1-2026	750,000	704,064
				2,114,662
Tax revenue: 0.04%
Jackson County Facilities Authority	4.00	10-1-2027	810,000	832,120
				35,944,171
The accompanying notes are an integral part of these financial statements.
36 | Allspring Short-Term Municipal Bond Fund

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Oregon: 0.16%
Airport revenue: 0.06%
Port of Portland Airport Revenue Series 2023-XM1101 AMT	5.00%	7-1-2026	$1,240,000	$1,282,340
GO revenue: 0.05%
Port of Morrow Series A	4.00	6-1-2026	345,000	350,697
Port of Morrow Series A	4.00	6-1-2027	535,000	549,515
				900,212
Health revenue: 0.05%
Hospital Facilities Authority of Multnomah County Terwilliger Plaza, Inc. Obligated Group	0.95	6-1-2027	1,200,000	1,047,782
				3,230,334
Pennsylvania: 8.13%
Airport revenue: 0.89%
Allegheny County Airport Authority Series A AMT	5.00	1-1-2027	2,000,000	2,088,592
Allegheny County Airport Authority Series A AMT	5.00	1-1-2028	2,000,000	2,111,576
City of Philadelphia Airport Revenue Series A	5.00	7-1-2026	1,160,000	1,222,759
City of Philadelphia Airport Revenue Series A	5.00	7-1-2027	1,400,000	1,504,404
City of Philadelphia Airport Revenue Series C AMT	5.00	7-1-2024	10,745,000	10,875,776
				17,803,107
Education revenue: 2.31%
Cumberland County Municipal Authority Messiah Collegeøø	3.15	5-1-2044	3,500,000	3,478,874
Huntingdon County General Authority Juniata College Series T	5.00	10-1-2027	385,000	398,608
Huntingdon County General Authority Juniata College Series T	5.00	10-1-2028	415,000	433,496
Lehigh County General Purpose Authority Lehigh Valley Academy Regional Charter School	4.00	6-1-2025	965,000	957,353
Lehigh County General Purpose Authority Lehigh Valley Academy Regional Charter School	4.00	6-1-2026	1,005,000	994,854
Lehigh County General Purpose Authority Lehigh Valley Academy Regional Charter School	4.00	6-1-2028	1,090,000	1,077,654
Lehigh County General Purpose Authority Muhlenberg College (SIFMA Municipal Swap+0.58%)±	4.59	11-1-2037	9,540,000	9,529,774
Pennsylvania Higher Education Assistance Agency Series A	5.00	6-1-2026	1,475,000	1,523,512
Pennsylvania Higher Education Assistance Agency Series A	5.00	6-1-2028	500,000	524,835
Philadelphia IDA Thomas Jefferson University Obligated Group Series Bø	4.45	9-1-2050	27,000,000	27,000,000
				45,918,960
GO revenue: 1.29%
Albert Gallatin Area School District Series A (AGM Insured)	4.00	9-1-2025	1,130,000	1,150,459
Albert Gallatin Area School District Series B (AGM Insured)	4.00	9-1-2025	350,000	356,337
Allentown City School District (BAM Insured)	5.00	2-1-2027	3,875,000	4,087,716
Borough of Dunmore Series A (AGM Insured)	2.00	9-1-2025	220,000	209,915
Borough of Dunmore Series A (AGM Insured)	2.00	9-1-2027	200,000	184,787
Borough of Dunmore Series A (AGM Insured)	2.00	9-1-2028	220,000	200,102
Butler Area School District (AGM Insured)	5.00	10-1-2023	1,280,000	1,285,257
Butler Area School District (AGM Insured)	5.00	10-1-2024	2,965,000	3,030,318
The accompanying notes are an integral part of these financial statements.
Allspring Short-Term Municipal Bond Fund  | 37

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
GO revenue (continued)
Butler Area School District (AGM Insured)	5.00%	10-1-2025	$4,695,000	$4,880,512
Canon McMillan School District Series B (AGM Insured)	4.50	12-15-2028	2,000,000	2,013,722
City of Oil City Series A (AGM Insured)	4.00	12-1-2026	200,000	206,203
City of Oil City Series A (AGM Insured)	4.00	12-1-2027	195,000	202,986
City of Oil City Series A (AGM Insured)	4.00	12-1-2028	200,000	209,805
Coatesville School District (AGM Insured)	5.00	8-1-2023	1,000,000	1,001,159
Laurel Highlands School District (BAM Insured)	4.00	2-1-2027	1,325,000	1,360,229
School District of Philadelphia Series 2020	5.00	9-1-2023	4,500,000	4,508,702
School District of Philadelphia Series A	5.00	9-1-2024	800,000	813,221
				25,701,430
Health revenue: 1.55%
Allegheny County Hospital Development Authority UPMC Obligated Group (SIFMA Municipal Swap+0.70%)±	4.71	11-15-2047	6,000,000	5,859,241
Berks County IDA Tower Health Obligated Group	5.00	11-1-2023	1,000,000	970,974
Berks County IDA Tower Health Obligated Group	5.00	11-1-2024	1,000,000	771,473
Doylestown Hospital Authority Doylestown Hospital Obligated Group Series A	5.00	7-1-2027	2,500,000	2,419,013
Geisinger Authority Geisinger Health System Obligated Group Series Bøø	5.00	4-1-2043	10,000,000	10,451,687
General Authority of Southcentral Pennsylvania WellSpan Health Obligated Group Series A	5.00	6-1-2027	2,085,000	2,114,859
General Authority of Southcentral Pennsylvania WellSpan Health Obligated Group Series D (Bank of America NA LIQ)ø	3.85	6-1-2037	1,000,000	1,000,000
Monroeville Finance Authority UPMC Obligated Group Series C	5.00	5-15-2029	440,000	482,516
Monroeville Finance Authority UPMC Obligated Group Series C	5.00	5-15-2030	515,000	574,419
Montgomery County Higher Education & Health Authority Thomas Jefferson University Obligated Group Series A	5.00	9-1-2023	1,050,000	1,051,832
Montgomery County Higher Education & Health Authority Thomas Jefferson University Obligated Group Series Dø	4.45	9-1-2050	3,050,000	3,050,000
Westmoreland County IDA Excela Health Obligated Group Series A	5.00	7-1-2029	1,935,000	2,013,932
				30,759,946
Housing revenue: 1.23%
Pennsylvania EDFA PA Bridges Finco LP	5.00	6-30-2024	4,500,000	4,532,894
Pennsylvania Housing Finance Agency Series 125A AMT	2.38	10-1-2025	8,625,000	8,356,874
Pennsylvania Housing Finance Agency Series 128A AMT	4.75	4-1-2033	3,960,000	3,958,841
Pennsylvania Housing Finance Agency Series 137	5.00	10-1-2024	265,000	270,254
Pennsylvania Housing Finance Agency Series 137	5.00	10-1-2025	220,000	227,824
Pennsylvania Housing Finance Agency Series 137	5.00	4-1-2026	240,000	249,848
Pennsylvania Housing Finance Agency LIH Wilkes-Barre LP (Department of Housing and Urban Development Insured)øø	1.25	2-1-2025	7,000,000	6,882,729
				24,479,264
Miscellaneous revenue: 0.49%
Pennsylvania EDFA Philadelphia Water Department	3.00	1-1-2025	505,000	497,034
Pennsylvania EDFA Philadelphia Water Department	4.00	1-1-2026	615,000	612,968
RDA of the City of Philadelphia Series A	5.00	4-15-2028	2,300,000	2,353,876
The accompanying notes are an integral part of these financial statements.
38 | Allspring Short-Term Municipal Bond Fund

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Miscellaneous revenue (continued)
Sports & Exhibition Authority of Pittsburgh & Allegheny County Allegheny Regional Asset District (AGM Insured)	4.00%	2-1-2024	$1,700,000	$1,705,285
Sports & Exhibition Authority of Pittsburgh & Allegheny County Allegheny Regional Asset District (AGM Insured)	5.00	2-1-2026	2,000,000	2,087,703
State Public School Building Authority Harrisburg School District Series A (AGM Insured)	5.00	12-1-2023	2,505,000	2,520,978
				9,777,844
Tax revenue: 0.08%
Allentown Neighborhood Improvement Zone Development Authority	5.00	5-1-2026	500,000	512,731
Allentown Neighborhood Improvement Zone Development Authority	5.00	5-1-2027	500,000	517,289
Allentown Neighborhood Improvement Zone Development Authority	5.00	5-1-2028	500,000	522,276
				1,552,296
Transportation revenue: 0.23%
Lancaster City Parking Authority Series A (BAM Insured)	4.00	9-1-2025	530,000	537,604
Lancaster City Parking Authority Series A (BAM Insured)	4.00	9-1-2026	545,000	557,855
Pennsylvania Turnpike Commission Series B	5.00	12-1-2025	300,000	313,088
Pennsylvania Turnpike Commission Series B	5.00	12-1-2026	350,000	372,641
Pennsylvania Turnpike Commission Series B (SIFMA Municipal Swap+0.70%)±	4.36	12-1-2023	2,880,000	2,880,373
				4,661,561
Water & sewer revenue: 0.06%
Allegheny County Sanitary Authority Series A	5.00	6-1-2026	850,000	899,311
Allegheny County Sanitary Authority Series A	5.00	6-1-2027	300,000	324,448
				1,223,759
				161,878,167
Rhode Island: 0.06%
Education revenue: 0.06%
Rhode Island Student Loan Authority Series A AMT	5.00	12-1-2023	1,175,000	1,180,516
South Carolina: 0.51%
GO revenue: 0.18%
County of Colleton (BAM Insured)	4.00	7-1-2027	3,535,000	3,654,550
Health revenue: 0.05%
South Carolina Jobs-EDA Prisma Health Obligated Group Series Cø	4.48	5-1-2048	1,000,000	1,000,000
Utilities revenue: 0.28%
Piedmont Municipal Power Agency (NPFGC Insured)	5.38	1-1-2025	4,580,000	4,705,501
The accompanying notes are an integral part of these financial statements.
Allspring Short-Term Municipal Bond Fund  | 39

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Utilities revenue (continued)
South Carolina Public Service Authority Series C	5.00%	12-1-2026	$400,000	$420,047
South Carolina Public Service Authority Series C	5.00	12-1-2027	420,000	446,944
				5,572,492
				10,227,042
Tennessee: 1.95%
Airport revenue: 0.23%
Metropolitan Nashville Airport Authority Series B AMT	5.00	7-1-2027	675,000	710,533
Metropolitan Nashville Airport Authority Series B AMT	5.00	7-1-2028	1,000,000	1,065,248
Metropolitan Nashville Airport Authority Series B AMT	5.00	7-1-2029	2,675,000	2,889,805
				4,665,586
GO revenue: 0.34%
Metropolitan Government of Nashville & Davidson County	5.00	7-1-2027	6,690,000	6,690,000
Health revenue: 0.13%
Greeneville Health & Educational Facilities Board Ballad Health Obligated Group Series A	5.00	7-1-2023	1,600,000	1,600,000
Knox County Health Educational & Housing Facility Board University Health System Obligated Group	5.00	4-1-2024	1,000,000	1,009,258
				2,609,258
Housing revenue: 0.40%
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board Richland Hills Housing Partners LP (Department of Housing and Urban Development Insured)øø	1.25	12-1-2024	8,000,000	7,919,755
Utilities revenue: 0.85%
City of Memphis Electric System Revenue Series A	5.00	12-1-2025	600,000	627,454
City of Memphis Electric System Revenue Series A	5.00	12-1-2026	600,000	641,022
City of Memphis Electric System Revenue Series A	5.00	12-1-2027	450,000	490,397
Tennergy Corp. Series A	5.50	12-1-2028	1,000,000	1,057,476
Tennergy Corp. Series A	5.50	12-1-2029	2,000,000	2,123,223
Tennergy Corp. Series Aøø	5.50	10-1-2053	2,500,000	2,646,740
Tennessee Energy Acquisition Corp.øø	4.00	11-1-2049	7,500,000	7,459,159
Tennessee Energy Acquisition Corp. Series A	5.25	9-1-2024	1,900,000	1,924,011
				16,969,482
				38,854,081
Texas: 9.71%
Airport revenue: 1.12%
City of Austin Airport System Revenue AMT	5.00	11-15-2025	1,500,000	1,543,003
City of El Paso Airport Revenue AMT	5.00	8-15-2025	3,110,000	3,178,328
City of Houston Airport System Revenue Series A%%	5.00	7-1-2028	3,000,000	3,188,705
City of Houston Airport System Revenue Series A AMT	5.00	7-1-2026	1,000,000	1,038,445
City of Houston Airport System Revenue Series A AMT	5.00	7-1-2027	1,000,000	1,052,641
City of Houston Airport System Revenue Series B	5.00	7-1-2026	1,500,000	1,584,230
City of Houston Airport System Revenue Series B	5.00	7-1-2027	3,000,000	3,229,571
The accompanying notes are an integral part of these financial statements.
40 | Allspring Short-Term Municipal Bond Fund

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Airport revenue (continued)
Dallas Fort Worth International Airport Series A	5.00%	11-1-2025	$1,000,000	$1,041,887
Dallas Fort Worth International Airport Series B	5.00	11-1-2026	2,850,000	3,030,889
Love Field Airport Modernization Corp. AMT	5.00	11-1-2026	3,250,000	3,376,861
				22,264,560
Education revenue: 0.89%
Arlington Higher Education Finance Corp. Harmony Public Schools Series A	4.00	2-15-2027	350,000	357,153
Arlington Higher Education Finance Corp. Harmony Public Schools Series A	4.00	2-15-2028	290,000	298,056
Clifton Higher Education Finance Corp. Series A	5.00	8-15-2027	500,000	522,964
Clifton Higher Education Finance Corp. Series A	5.00	8-15-2028	300,000	317,376
Clifton Higher Education Finance Corp. Series D	5.00	8-15-2024	3,125,000	3,117,829
Clifton Higher Education Finance Corp. IDEA Public Schools Series A	5.00	8-15-2025	360,000	367,470
Clifton Higher Education Finance Corp. International Leadership of Texas, Inc. Series A	6.00	3-1-2029	830,000	835,009
Clifton Higher Education Finance Corp. International Leadership of Texas, Inc. Series D	5.00	8-15-2023	1,510,000	1,509,345
Odessa Junior College District (AGM Insured)	4.00	7-1-2028	400,000	418,553
Tender Option Bond Trust Receipts/Certificates Series 2022-035 (Morgan Stanley Municipal Funding LOC, Morgan Stanley Municipal Funding LIQ)144Aø	4.41	6-15-2056	10,000,000	10,000,000
				17,743,755
GO revenue: 2.58%
Andrews County Hospital District	5.00	3-15-2027	1,750,000	1,843,880
City of Port Arthur (BAM Insured)	5.00	2-15-2026	290,000	303,167
City of Port Arthur (BAM Insured)	5.00	2-15-2027	310,000	330,294
City of Port Arthur (BAM Insured)	5.00	2-15-2028	365,000	396,188
Comal Independent School District	5.00	2-1-2025	2,790,000	2,869,045
Cypress-Fairbanks Independent School District	5.00	2-15-2029	6,530,000	6,716,587
Denton Independent School District Series Bøø	2.00	8-1-2044	4,070,000	3,995,944
Eanes Independent School District Series Bøø	1.75	8-1-2039	7,465,000	7,303,857
Fort Bend Independent School District Series Bøø	0.72	8-1-2051	1,260,000	1,117,513
Leander Independent School District Series A CAB¤	0.00	8-15-2023	1,065,000	1,060,779
North East Independent School Districtøø	2.20	8-1-2049	4,800,000	4,725,962
North East Independent School Districtøø%%	3.60	8-1-2052	500,000	499,805
Northside Independent School Districtøø	2.75	8-1-2048	20,305,000	20,283,061
				51,446,082
Health revenue: 1.17%
Harris County Cultural Education Facilities Finance Corp. Memorial Hermann Health System Obligated Group Series Bøø	5.00	6-1-2050	5,000,000	5,404,205
Harris County Cultural Education Facilities Finance Corp. Memorial Hermann Health System Obligated Group Series C-2 (SIFMA Municipal Swap+0.57%)±	4.58	12-1-2049	11,000,000	11,017,592
Tarrant County Cultural Education Facilities Finance Corp. Series A	5.00	11-15-2026	1,440,000	1,454,872
The accompanying notes are an integral part of these financial statements.
Allspring Short-Term Municipal Bond Fund  | 41

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Health revenue (continued)
Tarrant County Cultural Education Facilities Finance Corp. Baylor Scott & White Health Obligated Group Series Eøø	5.00%	11-15-2052	$4,000,000	$4,156,115
Tarrant County Cultural Education Facilities Finance Corp. Buckner Retirement Services, Inc. Obligated Group Series A	5.00	11-15-2024	1,305,000	1,307,970
				23,340,754
Housing revenue: 0.65%
City of Dallas Housing Finance Corp. TX Casa View 2018 Ltd.øø	1.75	7-1-2037	7,000,000	7,000,000
Housing Synergy PFC Villages at Westlake Apartments LP (Department of Housing and Urban Development Insured)øø	3.50	8-1-2025	4,000,000	3,977,919
Travis County Housing Finance Corp. Austin Gateway Apartments LPøø	4.13	6-1-2045	2,000,000	2,002,761
				12,980,680
Industrial development revenue: 0.44%
Harris County Industrial Development Corp. Energy Transfer LPøø	4.05	11-1-2050	7,000,000	7,041,990
Port Beaumont Navigation District Jefferson 2020 Bond Lessee & Borrower LLC Obligated Group Series A AMT144A	1.88	1-1-2026	800,000	728,534
Port Beaumont Navigation District Jefferson 2020 Bond Lessee & Borrower LLC Obligated Group Series A AMT144A	2.00	1-1-2027	525,000	461,581
Port Beaumont Navigation District Jefferson 2020 Bond Lessee & Borrower LLC Obligated Group Series A AMT144A	2.13	1-1-2028	575,000	489,868
				8,721,973
Miscellaneous revenue: 0.17%
Greater Texoma Utility Authority City of Sherman Water & Sewer System Revenue (AGM Insured)	5.00	10-1-2029	420,000	466,492
Greater Texoma Utility Authority City of Sherman Water & Sewer System Revenue (AGM Insured)	5.00	10-1-2030	1,520,000	1,711,644
Greater Texoma Utility Authority City of Sherman Water & Sewer System Revenue Series A (BAM Insured)%%	5.00	10-1-2029	400,000	444,170
Greater Texoma Utility Authority City of Sherman Water & Sewer System Revenue Series A (BAM Insured)%%	5.00	10-1-2030	750,000	844,366
				3,466,672
Tax revenue: 0.24%
Baytown Municipal Development District Baytown Municipal Development District Baytown Convention Center Hotel Revenue Series C	5.00	10-1-2025	480,000	487,417
Baytown Municipal Development District Convention Center Hotel Revenue Series C	5.00	10-1-2026	510,000	521,758
Baytown Municipal Development District Convention Center Hotel Revenue Series C	5.00	10-1-2027	845,000	870,554
Old Spanish Trail-Alemda Corridors Redevelopment Authority	5.00	9-1-2025	2,805,000	2,897,540
				4,777,269
Transportation revenue: 0.20%
Central Texas Turnpike System Series C	5.00	8-15-2029	3,840,000	3,886,173
The accompanying notes are an integral part of these financial statements.
42 | Allspring Short-Term Municipal Bond Fund

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Utilities revenue: 1.60%
City of San Antonio Electric & Gas Systems Revenueøø	1.75%	2-1-2049	$11,500,000	$10,858,372
City of San Antonio Electric & Gas Systems Revenueøø	3.65	2-1-2053	5,000,000	4,991,949
Lower Colorado River Authority	5.00	5-15-2027	2,000,000	2,141,093
Lower Colorado River Authority (AGM Insured)	5.00	5-15-2027	1,385,000	1,491,608
Lower Colorado River Authority (AGM Insured)	5.00	5-15-2028	2,285,000	2,506,346
Texas Municipal Gas Acquisition & Supply Corp. II Texas Municipal Gas Acquisition and Supply Corp. II Series B (SIFMA Municipal Swap+0.55%)±	4.56	9-15-2027	7,465,000	7,373,478
Texas Municipal Power Agency (AGM Insured)	3.00	9-1-2026	950,000	931,675
Texas Municipal Power Agency (AGM Insured)	3.00	9-1-2027	1,600,000	1,565,548
				31,860,069
Water & sewer revenue: 0.65%
City of Houston Combined Utility System Revenue Series B-3 (Sumitomo Mitsui Banking Corp. LOC)ø	3.75	5-15-2034	550,000	550,000
San Antonio Water System Series Aøø	2.63	5-1-2049	12,490,000	12,375,055
				12,925,055
				193,413,042
Utah: 0.46%
Airport revenue: 0.45%
City of Salt Lake City Airport Revenue Series A AMT	5.00	7-1-2023	3,150,000	3,150,000
City of Salt Lake City Airport Revenue Series A AMT	5.00	7-1-2024	2,000,000	2,021,820
City of Salt Lake City Airport Revenue Series A AMT	5.00	7-1-2025	3,600,000	3,687,474
				8,859,294
Miscellaneous revenue: 0.01%
Utah Infrastructure Agency	3.00	10-15-2026	310,000	296,203
				9,155,497
Virginia: 1.69%
Airport revenue: 0.08%
Virginia Port Authority Series B AMT	5.00	7-1-2029	1,500,000	1,557,623
Education revenue: 0.05%
Virginia College Building Authority Regent University	5.00	6-1-2026	300,000	305,564
Virginia College Building Authority Regent University	5.00	6-1-2027	275,000	282,611
Virginia College Building Authority Regent University	5.00	6-1-2028	300,000	310,965
				899,140
Housing revenue: 0.31%
Arlington County IDA Park Shirlington Preservation LP Series A	5.00	1-1-2026	6,000,000	6,189,451
Tax revenue: 0.04%
Marquis CDA of York County Virginia CAB144A	7.50	9-1-2045	680,000	204,000
Marquis CDA of York County Virginia Series A	5.10	9-1-2036	2,169,000	650,700
Marquis CDA of York County Virginia Series C CAB¤	0.00	9-1-2041	3,493,000	8,732
				863,432
The accompanying notes are an integral part of these financial statements.
Allspring Short-Term Municipal Bond Fund  | 43

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Transportation revenue: 0.71%
Chesapeake Bay Bridge & Tunnel District BAN	5.00%	11-1-2023	$14,115,000	$14,168,633
Utilities revenue: 0.50%
Louisa IDA Virginia Electric & Power Co. Series Aøø	3.65	11-1-2035	10,000,000	9,960,009
				33,638,288
Washington: 2.46%
GO revenue: 0.48%
State of Washington	5.00	6-1-2025	1,000,000	1,037,191
State of Washington	5.00	6-1-2026	1,570,000	1,661,531
State of Washington Series R	5.00	7-1-2024	4,465,000	4,549,849
Tacoma Metropolitan Park District	5.00	12-1-2026	2,250,000	2,326,161
				9,574,732
Health revenue: 0.68%
Skagit County Public Hospital District No. 1	5.00	12-1-2028	2,000,000	2,058,119
Washington Health Care Facilities Authority CommonSpirit Health Obligated Group Series B1øø	5.00	8-1-2049	2,500,000	2,516,428
Washington Health Care Facilities Authority CommonSpirit Health Obligated Group Series B2øø	5.00	8-1-2049	2,430,000	2,479,338
Washington Health Care Facilities Authority CommonSpirit Health Obligated Group Series B3øø	5.00	8-1-2049	4,125,000	4,251,301
Washington Health Care Facilities Authority Fred Hutchinson Cancer Center Obligated Group144A	5.00	12-1-2025	275,000	283,642
Washington Health Care Facilities Authority Fred Hutchinson Cancer Center Obligated Group144A	5.00	12-1-2026	285,000	297,790
Washington State Housing Finance Commission Eliseo Obligated Group Series B-2144A	2.13	7-1-2027	1,250,000	1,126,109
Washington State Housing Finance Commission Spokane United Methodist Homes Obligated Group Series B2144A	3.00	7-1-2027	535,000	535,000
				13,547,727
Housing revenue: 0.13%
FYI Properties State of Washington Consolidated Technology Services	5.00	6-1-2027	1,000,000	1,074,585
King County Housing Authority	4.00	10-1-2027	300,000	306,064
Snohomish County Housing Authority	5.00	4-1-2025	500,000	512,631
Snohomish County Housing Authority	5.00	4-1-2026	730,000	759,954
				2,653,234
Utilities revenue: 1.17%
City of Seattle Municipal Light & Power Revenue Series C1 (SIFMA Municipal Swap+0.49%)±	4.50	11-1-2046	23,190,000	23,193,142
				48,968,835
West Virginia: 0.30%
GO revenue: 0.05%
Berkeley County Board of Education	2.00	5-1-2024	1,000,000	986,585
The accompanying notes are an integral part of these financial statements.
44 | Allspring Short-Term Municipal Bond Fund

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Resource recovery revenue: 0.25%
West Virginia EDA Kentucky Power Co. Series A AMTøø	4.70%	4-1-2036	$5,000,000	$5,010,793
				5,997,378
Wisconsin: 3.80%
GO revenue: 0.04%
Monroe School District (AGM Insured)	5.00	3-1-2030	675,000	751,927
Health revenue: 3.03%
PFA Samaritan Housing Foundation Obligated Group Series B2144A	2.25	6-1-2027	1,845,000	1,712,198
PFA Texas Biomedical Research Institute Series A	5.00	6-1-2027	200,000	209,199
PFA Texas Biomedical Research Institute Series A	5.00	6-1-2028	225,000	238,133
Wisconsin HEFA Advocate Aurora Health Obligated Group Series B-3øø	5.00	8-15-2054	2,000,000	2,016,764
Wisconsin HEFA Advocate Aurora Health Obligated Group Series B-4øø	5.00	8-15-2054	1,450,000	1,482,667
Wisconsin HEFA Advocate Aurora Health Obligated Group Series C-3øø	5.00	8-15-2054	1,250,000	1,307,346
Wisconsin HEFA Advocate Aurora Health Obligated Group Series C-4 (SIFMA Municipal Swap+0.65%)±	4.66	8-15-2054	4,200,000	4,200,608
Wisconsin HEFA Ascension Health Credit Groupøø	5.00	11-15-2033	11,290,000	11,497,799
Wisconsin HEFA Beloit Health System Obligated Group	5.00	7-1-2025	1,000,000	1,022,564
Wisconsin HEFA Beloit Health System Obligated Group	5.00	7-1-2026	1,060,000	1,099,230
Wisconsin HEFA Marshfield Clinic Health System Obligated Group Series Aø	5.30	2-15-2053	2,000,000	2,000,000
Wisconsin HEFA Marshfield Clinic Health System Obligated Group Series B1øø	5.00	2-15-2052	12,000,000	12,130,390
Wisconsin HEFA Marshfield Clinic Health System Obligated Group Series B2øø	5.00	2-15-2051	18,300,000	18,816,115
Wisconsin HEFA St. Camillus Health System Obligated Group Series A	5.00	11-1-2024	155,000	153,199
Wisconsin HEFA St. Camillus Health System Obligated Group Series A	5.00	11-1-2025	245,000	239,896
Wisconsin HEFA St. Camillus Health System Obligated Group Series A	5.00	11-1-2026	355,000	344,212
Wisconsin HEFA St. John’s Communities, Inc. Obligated Group	4.00	9-15-2026	795,000	777,705
Wisconsin HEFA St. John’s Communities, Inc. Obligated Group	4.00	9-15-2028	860,000	827,120
Wisconsin HEFA St. John’s Communities, Inc. Obligated Group Series B	4.00	9-15-2027	140,000	135,834
Wisconsin HEFA St. John’s Communities, Inc. Obligated Group Series B	4.00	9-15-2028	195,000	187,545
				60,398,524
Miscellaneous revenue: 0.33%
PMA Levy & Aid Anticipation Notes Program Series A	4.00	9-27-2023	3,000,000	3,000,940
PMA Levy & Aid Anticipation Notes Program Series B	4.00	9-27-2023	3,500,000	3,501,082
				6,502,022
The accompanying notes are an integral part of these financial statements.
Allspring Short-Term Municipal Bond Fund  | 45

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Tax revenue: 0.18%
Southeast Wisconsin Professional Baseball Park District Series A (NPFGC Insured)	5.50%	12-15-2026	$3,360,000	$3,529,187
Utilities revenue: 0.15%
PFA Duke Energy Progress LLC Series A-1øø	3.30	10-1-2046	3,000,000	2,982,698
Water & sewer revenue: 0.07%
Town of Clayton Water & Sewer System Revenue Series C BAN	2.00	6-1-2026	1,600,000	1,500,845
				75,665,203
Wyoming: 0.18%
Health revenue: 0.18%
Sublette County Hospital District Series A%%	5.00	6-15-2026	3,500,000	3,500,181
Total municipal obligations (Cost $2,024,922,528)				1,978,159,160

	Yield
Short-term investments: 1.30%
Commercial paper: 1.03%
County of Mercer	3.45	6-6-2024	5,000,000	4,999,582
County of Mercer	3.50	7-12-2023	2,850,000	2,849,376
County of Mercer	3.50	8-3-2023	12,650,000	12,645,795
Total commercial paper (Cost $20,499,996)				20,494,753

			Shares
Investment companies: 0.27%
Allspring Municipal Cash Management Money Market Fund Institutional Class♠∞##		4.07	5,497,677	5,498,777
Total short-term investments (Cost $25,998,773)				25,993,530
Total investments in securities (Cost $2,057,921,301)	101.01%			2,011,152,690
Other assets and liabilities, net	(1.01)			(20,137,234)
Total net assets	100.00%			$1,991,015,456

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
ø
Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.

øø	The interest rate is determined and reset by the issuer periodically depending upon the terms of the security. The rate shown is the rate in effect at period end.
±	Variable rate investment. The rate shown is the rate in effect at period end.
##	All or a portion of this security is segregated for when-issued securities.
%%	The security is purchased on a when-issued basis.
¤	The security is issued in zero coupon form with no periodic interest payments.
€	The security is an auction-rate security which has an interest rate that resets at predetermined short-term intervals through a Dutch auction. The rate shown is the rate in effect at period end.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.
The accompanying notes are an integral part of these financial statements.
46 | Allspring Short-Term Municipal Bond Fund

Portfolio of investments—June 30, 2023

Abbreviations:
AGM	Assured Guaranty Municipal
AMT	Alternative minimum tax
BAM	Build America Mutual Assurance Company
BAN	Bond anticipation note
CAB	Capital appreciation bond
CDA	Community Development Authority
COP	Certificate of participation
EDA	Economic Development Authority
EDFA	Economic Development Finance Authority
FHA	Federal Housing Administration
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General obligation
HEFA	Health & Educational Facilities Authority
HFA	Housing Finance Authority
IDA	Industrial Development Authority
LIBOR	London Interbank Offered Rate
LIQ	Liquidity agreement
LOC	Letter of credit
NPFGC	National Public Finance Guarantee Corporation
PCFA	Pollution Control Financing Authority
PFA	Public Finance Authority
RDA	Redevelopment Authority
SBLF	Small Business Lending Fund
SIFMA	Securities Industry and Financial Markets Association
SOFR	Secured Overnight Financing Rate
TTFA	Transportation Trust Fund Authority
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Municipal Cash Management Money Market Fund Institutional Class	$4,264,311	$884,428,214	$(883,185,636)	$(8,013)	$(99)	$5,498,777	5,497,677	$629,908
The accompanying notes are an integral part of these financial statements.
Allspring Short-Term Municipal Bond Fund  | 47

Statement of assets and liabilities—June 30, 2023
Financial statements
Statement of assets and liabilities

Assets
Investments in unaffiliated securities, at value (cost $2,052,422,524)	$2,005,653,913
Investments in affiliated securities, at value (cost $5,498,777)	5,498,777
Cash	263,352
Receivable for interest	19,540,168
Receivable for Fund shares sold	1,676,681
Receivable for investments sold	405,000
Prepaid expenses and other assets	2,711
Total assets	2,033,040,602
Liabilities
Payable for when-issued transactions	21,783,556
Payable for investments purchased	15,011,706
Payable for Fund shares redeemed	3,540,346
Dividends payable	625,368
Management fee payable	440,033
Administration fees payable	163,848
Distribution fee payable	3,193
Trustees’ fees and expenses payable	273
Accrued expenses and other liabilities	456,823
Total liabilities	42,025,146
Total net assets	$1,991,015,456
Net assets consist of
Paid-in capital	$2,099,066,504
Total distributable loss	(108,051,048)
Total net assets	$1,991,015,456
The accompanying notes are an integral part of these financial statements.
48 | Allspring Short-Term Municipal Bond Fund

Statement of assets and liabilities—June 30, 2023

Computation of net asset value and offering price per share
Net assets–Class A	$397,949,391
Shares outstanding–Class A1	41,821,952
Net asset value per share–Class A	$9.52
Maximum offering price per share – Class A2	$9.71
Net assets–Class C	$4,730,902
Shares outstanding–Class C1	497,164
Net asset value per share–Class C	$9.52
Net assets–Class R6	$179,524,093
Shares outstanding–Class R6[1]	18,830,833
Net asset value per share–Class R6	$9.53
Net assets–Administrator Class	$2,712,220
Shares outstanding–Administrator Class[1]	285,165
Net asset value per share–Administrator Class	$9.51
Net assets–Institutional Class	$1,406,098,850
Shares outstanding–Institutional Class[1]	147,512,327
Net asset value per share–Institutional Class	$9.53

[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/98 of net asset value. On investments of $100,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.
Allspring Short-Term Municipal Bond Fund  | 49

Statement of operations—year ended June 30, 2023
Statement of operations
Investment income
Interest	$42,506,839
Income from affiliated securities	629,908
Total investment income	43,136,747
Expenses
Management fee	6,223,086
Administration fees
Class A	730,724
Class C	7,944
Class R6	69,431
Administrator Class	4,491
Institutional Class	911,718
Shareholder servicing fees
Class A	1,138,842
Class C	12,407
Administrator Class	11,044
Distribution fee
Class C	37,219
Custody and accounting fees	79,044
Professional fees	93,105
Registration fees	77,009
Shareholder report expenses	378
Trustees’ fees and expenses	22,973
Other fees and expenses	35,708
Total expenses	9,455,123
Less: Fee waivers and/or expense reimbursements
Fund-level	(557,767)
Class A	(481,449)
Class C	(5,202)
Administrator Class	(3,155)
Institutional Class	(69,567)
Net expenses	8,337,983
Net investment income	34,798,764
Realized and unrealized gains (losses) on investments
Net realized losses on
Unaffiliated securities	(1,332,452)
Affiliated securities	(8,013)
Net realized losses on investments	(1,340,465)
Net change in unrealized gains (losses) on
Unaffiliated securities	(4,775,147)
Affiliated securities	(99)
Net change in unrealized gains (losses) on investments	(4,775,246)
Net realized and unrealized gains (losses) on investments	(6,115,711)
Net increase in net assets resulting from operations	$28,683,053
The accompanying notes are an integral part of these financial statements.
50 | Allspring Short-Term Municipal Bond Fund

Statement of changes in net assets
Statement of changes in net assets
	Year ended June 30, 2023		Year ended June 30, 2022
Operations
Net investment income		$34,798,764		$29,640,200
Net realized losses on investments		(1,340,465)		(6,806,537)
Net change in unrealized gains (losses) on investments		(4,775,246)		(94,969,202)
Net increase (decrease) in net assets resulting from operations		28,683,053		(72,135,539)
Distributions to shareholders from
Net investment income and net realized gains
Class A		(7,804,675)		(6,448,479)
Class C		(48,499)		(16,609)
Class R6		(4,538,078)		(5,926,588)
Administrator Class		(76,328)		(101,255)
Institutional Class		(22,364,997)		(17,109,887)
Total distributions to shareholders		(34,832,577)		(29,602,818)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	3,906,304	37,153,356	5,411,821	53,085,084
Class C	241,988	2,293,649	93,167	892,311
Class R6	4,772,973	45,439,559	22,206,656	219,388,068
Administrator Class	116,504	1,097,402	16,337	160,666
Institutional Class	103,653,771	986,549,992	60,814,199	595,839,440
		1,072,533,958		869,365,569
Reinvestment of distributions
Class A	778,004	7,387,576	634,297	6,198,439
Class C	4,992	47,413	1,676	16,314
Class R6	234,616	2,233,086	248,231	2,427,229
Administrator Class	6,545	62,132	9,270	90,839
Institutional Class	2,125,586	20,222,065	1,635,626	16,004,191
		29,952,272		24,737,012
Payment for shares redeemed
Class A	(17,630,552)	(167,372,223)	(20,151,656)	(197,188,295)
Class C	(279,885)	(2,653,079)	(264,125)	(2,599,228)
Class R6	(22,378,170)	(213,390,782)	(30,322,260)	(296,291,525)
Administrator Class	(505,896)	(4,831,557)	(653,324)	(6,439,085)
Institutional Class	(79,106,656)	(752,337,010)	(81,039,965)	(790,136,658)
		(1,140,584,651)		(1,292,654,791)
Net decrease in net assets resulting from capital share transactions		(38,098,421)		(398,552,210)
Total decrease in net assets		(44,247,945)		(500,290,567)
Net assets
Beginning of period		2,035,263,401		2,535,553,968
End of period		$1,991,015,456		$2,035,263,401
The accompanying notes are an integral part of these financial statements.
Allspring Short-Term Municipal Bond Fund  | 51

Financial highlights
Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
Class A	2023	2022	2021	2020	2019
Net asset value, beginning of period	$9.54	$9.95	$9.92	$9.92	$9.83
Net investment income	0.16 [1]	0.10	0.12	0.15	0.15 [1]
Net realized and unrealized gains (losses) on investments	(0.01)	(0.41)	0.03	(0.01)	0.10
Total from investment operations	0.15	(0.31)	0.15	0.14	0.25
Distributions to shareholders from
Net investment income	(0.17)	(0.10)	(0.12)	(0.14)	(0.16)
Tax basis return of capital	0.00	0.00	0.00	0.00	(0.00)[2]
Total distributions to shareholders	(0.17)	(0.10)	(0.12)	(0.14)	(0.16)
Net asset value, end of period	$9.52	$9.54	$9.95	$9.92	$9.92
Total return[3]	1.53%	(3.09)%	1.52%	1.47%	2.57%
Ratios to average net assets (annualized)
Gross expenses	0.76%	0.76%	0.77%	0.76%	0.76%
Net expenses	0.63%	0.63%	0.63%	0.63%	0.63%
Net investment income	1.71%	1.05%	1.20%	1.52%	1.59%
Supplemental data
Portfolio turnover rate	30%	28%	20%	35%	33%
Net assets, end of period (000s omitted)	$397,949	$522,582	$685,618	$743,254	$991,514

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
[3]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.
52 | Allspring Short-Term Municipal Bond Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
Class C	2023	2022	2021	2020	2019
Net asset value, beginning of period	$9.54	$9.95	$9.92	$9.92	$9.83
Net investment income	0.09 [1]	0.03	0.05	0.08	0.08
Net realized and unrealized gains (losses) on investments	(0.02)	(0.41)	0.03	(0.01)	0.10
Total from investment operations	0.07	(0.38)	0.08	0.07	0.18
Distributions to shareholders from
Net investment income	(0.09)	(0.03)	(0.05)	(0.07)	(0.09)
Tax basis return of capital	0.00	0.00	0.00	0.00	(0.00)[2]
Total distributions to shareholders	(0.09)	(0.03)	(0.05)	(0.07)	(0.09)
Net asset value, end of period	$9.52	$9.54	$9.95	$9.92	$9.92
Total return[3]	0.77%	(3.82)%	0.76%	0.71%	1.81%
Ratios to average net assets (annualized)
Gross expenses	1.51%	1.51%	1.51%	1.50%	1.51%
Net expenses	1.38%	1.38%	1.38%	1.38%	1.38%
Net investment income	0.97%	0.30%	0.45%	0.77%	0.84%
Supplemental data
Portfolio turnover rate	30%	28%	20%	35%	33%
Net assets, end of period (000s omitted)	$4,731	$5,058	$6,962	$16,870	$34,381

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
[3]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.
Allspring Short-Term Municipal Bond Fund  | 53

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
Class R6	2023	2022	2021	2020	2019[1]
Net asset value, beginning of period	$9.56	$9.97	$9.94	$9.94	$9.86
Net investment income	0.19 [2]	0.13	0.15	0.18	0.17
Net realized and unrealized gains (losses) on investments	(0.03)	(0.41)	0.03	(0.01)	0.08
Total from investment operations	0.16	(0.28)	0.18	0.17	0.25
Distributions to shareholders from
Net investment income	(0.19)	(0.13)	(0.15)	(0.17)	(0.17)
Tax basis return of capital	0.00	0.00	0.00	0.00	(0.00)[3]
Total distributions to shareholders	(0.19)	(0.13)	(0.15)	(0.17)	(0.17)
Net asset value, end of period	$9.53	$9.56	$9.97	$9.94	$9.94
Total return[4]	1.70%	(2.82)%	1.80%	1.75%	2.60%
Ratios to average net assets (annualized)
Gross expenses	0.38%	0.38%	0.39%	0.38%	0.38%
Net expenses	0.35%	0.35%	0.35%	0.35%	0.35%
Net investment income	1.96%	1.33%	1.48%	1.80%	1.94%
Supplemental data
Portfolio turnover rate	30%	28%	20%	35%	33%
Net assets, end of period (000s omitted)	$179,524	$346,080	$439,530	$626,312	$787,524

[1]	For the period from July 31, 2018 (commencement of class operations) to June 30, 2019
[2]	Calculated based upon average shares outstanding
[3]	Amount is less than $0.005.
[4]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.
54 | Allspring Short-Term Municipal Bond Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
Administrator Class	2023	2022	2021	2020	2019
Net asset value, beginning of period	$9.54	$9.96	$9.92	$9.93	$9.84
Net investment income	0.16 [1]	0.12	0.12 [1]	0.16	0.16
Net realized and unrealized gains (losses) on investments	(0.02)	(0.42)	0.04	(0.02)	0.09
Total from investment operations	0.14	(0.30)	0.16	0.14	0.25
Distributions to shareholders from
Net investment income	(0.17)	(0.12)	(0.12)	(0.15)	(0.16)
Tax basis return of capital	0.00	0.00	0.00	0.00	(0.00)[2]
Total distributions to shareholders	(0.17)	(0.12)	(0.12)	(0.15)	(0.16)
Net asset value, end of period	$9.51	$9.54	$9.96	$9.92	$9.93
Total return	1.45%	(3.08)%	1.65%	1.39%	2.60%
Ratios to average net assets (annualized)
Gross expenses	0.70%	0.70%	0.71%	0.69%	0.70%
Net expenses	0.60%	0.60%	0.60%	0.60%	0.60%
Net investment income	1.70%	1.07%	1.23%	1.55%	1.62%
Supplemental data
Portfolio turnover rate	30%	28%	20%	35%	33%
Net assets, end of period (000s omitted)	$2,712	$6,372	$12,906	$18,560	$35,517

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
The accompanying notes are an integral part of these financial statements.
Allspring Short-Term Municipal Bond Fund  | 55

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
Institutional Class	2023	2022	2021	2020	2019
Net asset value, beginning of period	$9.56	$9.97	$9.94	$9.94	$9.85
Net investment income	0.19 [1]	0.13	0.14	0.17	0.18 [1]
Net realized and unrealized gains (losses) on investments	(0.03)	(0.41)	0.03	(0.00)[2]	0.09
Total from investment operations	0.16	(0.28)	0.17	0.17	0.27
Distributions to shareholders from
Net investment income	(0.19)	(0.13)	(0.14)	(0.17)	(0.18)
Tax basis return of capital	0.00	0.00	0.00	0.00	(0.00)[3]
Total distributions to shareholders	(0.19)	(0.13)	(0.14)	(0.17)	(0.18)
Net asset value, end of period	$9.53	$9.56	$9.97	$9.94	$9.94
Total return	1.65%	(2.86)%	1.75%	1.70%	2.81%
Ratios to average net assets (annualized)
Gross expenses	0.44%	0.43%	0.44%	0.43%	0.43%
Net expenses	0.40%	0.40%	0.40%	0.40%	0.40%
Net investment income	1.96%	1.29%	1.42%	1.74%	1.80%
Supplemental data
Portfolio turnover rate	30%	28%	20%	35%	33%
Net assets, end of period (000s omitted)	$1,406,099	$1,155,172	$1,390,537	$1,919,898	$2,159,113

[1]	Calculated based upon average shares outstanding
[2]	Amount is more than $(0.005)
[3]	Amount is less than $0.005.
The accompanying notes are an integral part of these financial statements.
56 | Allspring Short-Term Municipal Bond Fund

Notes to financial statements
Notes to financial statements
1.
ORGANIZATION
Allspring Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Short-Term Municipal Bond Fund  (the “Fund”) which is a diversified series of the Trust.
2.
SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC (“Allspring Funds Management”), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.
Distributions to shareholders
Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s  tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
Allspring Short-Term Municipal Bond Fund  | 57

Notes to financial statements
As of June 30, 2023, the aggregate cost of all investments for federal income tax purposes was $2,057,921,302 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$2,092,410
Gross unrealized losses	(48,861,022)
Net unrealized losses	$(46,768,612)
As of June 30, 2023, the Fund had capital loss carryforwards which consist of $9,308,213 in short-term capital losses and $52,513,087 in long-term capital losses.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3.
FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2023:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Closed-end fund obligations	$0	$7,000,000	$0	$7,000,000
Municipal obligations	0	1,978,159,160	0	1,978,159,160
Short-term investments
Commercial paper	0	20,494,753	0	20,494,753
Investment companies	5,498,777	0	0	5,498,777
Total assets	$5,498,777	$2,005,653,913	$0	$2,011,152,690
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended June 30, 2023, the Fund did not have any transfers into/out of Level 3.
4.
TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative
58 | Allspring Short-Term Municipal Bond Fund

Notes to financial statements
services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $1 billion	0.350%
Next $4 billion	0.325
Next $3 billion	0.290
Next $2 billion	0.265
Over $10 billion	0.255
For the year ended June 30, 2023, the management fee was equivalent to an annual rate of 0.34% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC, an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.15% and declining to 0.05% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.15%
Class C	0.15
Class R6	0.03
Administrator Class	0.10
Institutional Class	0.08
Prior to June 30, 2023, the class-level administration fee for Class A and Class C was 0.16% of the average daily net assets of each respective class.
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund.  When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through October 31, 2023 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of June 30, 2023, the contractual expense caps are as follows:
EXPENSE RATIO CAPS
Class A	0.63%
Class C	1.38
Class R6	0.35
Administrator Class	0.60
Institutional Class	0.40
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC (“Allspring Funds Distributor”), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate up to 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended June 30, 2023, Allspring Funds Distributor received $649 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended June 30, 2023.
Allspring Short-Term Municipal Bond Fund  | 59

Notes to financial statements
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class are charged a fee at an annual rate up to 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of the Fund.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $88,974,985, $178,273,000 and $0 in interfund purchases, sales and net realized gains (losses), respectively, during the year ended June 30, 2023.
5.
INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2023 were $715,454,904 and $527,020,831, respectively.
6.
BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
For the year ended June 30, 2023, there were no borrowings by the Fund under the agreement.
7.
DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid was $34,832,577 and $29,602,818 of tax-exempt income for the years ended June 30, 2023 and June 30, 2022, respectively.
As of June 30, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed tax-exempt income	Unrealized losses	Capital loss carryforward
$1,173,298	$(46,768,612)	$(61,821,300)
8.
INDEMNIFICATION
Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
60 | Allspring Short-Term Municipal Bond Fund

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Short-Term Municipal Bond Fund (the Fund), one of the funds constituting Allspring Funds Trust, including the portfolio of investments, as of June 30, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of June 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of June 30, 2023, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
August 25, 2023
Allspring Short-Term Municipal Bond Fund  | 61

Other information (unaudited)
Other information
Tax information
Pursuant to Section 852 of the Internal Revenue Code, 100% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended June 30, 2023.
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-259-3305, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Quarterly portfolio holdings information
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

62 | Allspring Short-Term Municipal Bond Fund

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 127 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015
Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong
Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of
Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International
Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life
Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent
Memorial Hospital Foundation (non-profit organization). Mr. Ebsworth is a CFA charterholder.
N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018
Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning
Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens &
Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead
Independent Director and chair of the Audit Committee. Board member of the Russell Exchange
Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.
N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019
Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of
CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011,
Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and
Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to
2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the
Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory board of
Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).
N/A
David F. Larcker (Born 1950)	Trustee, since 2009
Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of
Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the
Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate
Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of
Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The
Wharton School, University of Pennsylvania from 1985 to 2005.
N/A
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018
International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the
University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center
on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic
Research. Previously taught at Cornell University from 1978 to 1993.
N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018
President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of
NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.
N/A
1
The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.

Allspring Short-Term Municipal Bond Fund  | 63

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Trustee, since 2018
Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to
2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell
Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays
Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays
Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-
profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of
Columbia Bar Associations.
N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019
Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner,
Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for
Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-
2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive
Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner,
Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination
Medical Center Corporation. Board member of the Minnesota Wild Foundation.
N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

64 | Allspring Short-Term Municipal Bond Fund

Other information (unaudited)
Officers1
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017
President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund
Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital
Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated
Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Complex)
Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen
Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022
Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance
Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015
Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.

Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021
Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department
from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at
Morgan, Lewis & Bockius LLP from 2008 to 2015.

1 For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

Allspring Short-Term Municipal Bond Fund  | 65

Other information (unaudited)
Board consideration of investment management and sub-advisory agreements:
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Allspring Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 15-17, 2023 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for the Allspring Short-Term Municipal Bond Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Allspring Funds Management, LLC (“Allspring Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Allspring Global Investments, LLC (the “Sub-Adviser”), an affiliate of Allspring Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Allspring Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2023, and at the Meeting, the Trustees conferred extensively among themselves and with representatives of Allspring Funds Management about these matters. The Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
The Board noted that it initially approved the Advisory Agreements at a Board meeting held in May 2021, each for a two-year term, in advance of the sale of Wells Fargo Asset Management to Allspring Global Investments Holdings, LLC,1 a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Trustees also noted that, while they did not specifically consider the continuation of the Advisory Agreements in 2022 as a result of the two-year term that was approved in 2021, the Trustees received and considered certain information at a Board meeting held in April 2022 that was applicable to the Advisory Agreements, including an overview and financial review of the Allspring Global Investments business, information regarding certain ancillary agreements that were approved by the Board at the April 2022 Board meeting, and comparative data regarding Fund fees and expenses.
In providing information to the Board, Allspring Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2023. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interactions with Allspring Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Allspring Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent, and quality of services
The Board received and considered various information regarding the nature, extent, and quality of services provided to the Fund by Allspring Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Allspring Global Investments, of which Allspring Funds Management and the Sub-Adviser are a part, and a summary of investments made in the Allspring Global Investments business. The Board also considered information about retention arrangements with respect to key personnel of Allspring Global Investments that were put in place in connection with the Transaction. The Board took into account information about the services that continue to be provided by Wells Fargo & Co. and/or its affiliates (“Wells Fargo”) since the Transaction under a transition services agreement and the anticipated timeline for exiting the transition services agreement. In addition, the Board received and considered information about the full range of services provided to the Fund by Allspring Funds Management and its affiliates.
1
The trade name for the asset management firm that includes Allspring Funds Management and the Sub-Adviser is “Allspring Global Investments.”

66 | Allspring Short-Term Municipal Bond Fund

Other information (unaudited)
The Board considered the qualifications, background, tenure, and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Allspring Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel.
The Board further considered the compliance programs and compliance records of Allspring Funds Management and the Sub-Adviser. The Board received and considered information about Allspring Global Investments’ risk management functions, which included information about Allspring Funds Management’s and the Sub-Adviser’s business continuity plans, their approaches to data privacy and cybersecurity, and Allspring Funds Management’s role as administrator of the Fund’s liquidity risk management program. The Board also received and considered information about Allspring Funds Management’s intermediary and vendor oversight program.
Fund investment performance and expenses
The Board considered the investment performance results for the Fund over various time periods ended December 31, 2022. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of the Universe for the ten-year period under review, that the investment performance of the Fund was in range of the average investment performance of the Universe for the three- and five-year periods under review, and that the investment performance of the Fund was lower than the average investment performance of the Universe for the one-year period under review. The Board also noted that the investment performance of the Fund was lower than the investment performance of its benchmark index, the Bloomberg 1-3 Year Composite Municipal Bond Index, for all periods under review. The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Fund’s investment performance.
The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for each share class, except that the net operating expense ratios of the Fund were equal to the median net operating expense ratios of the expense Groups for the Institutional Class.
The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment management and sub-advisory fee rates
The Board reviewed and considered the contractual fee rates payable by the Fund to Allspring Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Allspring Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Allspring Funds Management to the Sub-Adviser for investment sub-advisory services. It was noted that advisory fee waivers, if any, are at the fund level and not class level.
Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than the sum of these average rates for the Fund’s expense Groups for the Institutional Class and the Class R6 shares, that the Management Rates of the Fund were equal to the sum of these average rates for the Fund’s expense Groups for the Administrator Class, and that the Management Rates of the Fund were in range of the sum of these average rates for the Fund’s expense Groups for the Class A shares.
The Board also received and considered information about the portion of the total management fee that was retained by Allspring Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Allspring Funds Management and not delegated to or assumed by the Sub-Adviser, and about Allspring Funds Management’s on-going oversight services. Given the affiliation between Allspring Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.
The Board also received and considered information about the nature and extent of services offered and fee rates charged by Allspring Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received

Allspring Short-Term Municipal Bond Fund  | 67

Other information (unaudited)
information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Allspring Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.
Profitability
The Board received and considered information concerning the profitability of Allspring Funds Management, as well as the profitability of Allspring Global Investments, from providing services to the fund complex as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the complex was subsumed in the Allspring Global Investments profitability analysis.
Allspring Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and differences in how Allspring Global Investments calculates its pre-tax profit metric versus the methodology used when Allspring Funds Management was part of Wells Fargo. It was noted that the impact of such differences had only minor impact on the financial results presented. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type, and age of fund.
Based on its review, the Board did not deem the profits reported by Allspring Funds Management or Allspring Global Investments from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Allspring Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Allspring Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Allspring Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
Other benefits to Allspring Funds Management and the Sub-Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Allspring Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that Allspring Funds Distributor, LLC, an affiliate of Allspring Funds Management, receives distribution-related fees in respect of shares sold or held through it.
The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser and fees earned in the past by Allspring Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund complex’s securities lending collateral.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

68 | Allspring Short-Term Municipal Bond Fund

Other information (unaudited)
Liquidity risk management program
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, which is reasonably designed to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund’s investment manager, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the “Council”) composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 16-17, 2023, the Board received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2022 through December 31, 2022 (the “Reporting Period”). The Report noted significant liquidity events impacting the Funds related to extended foreign market holidays as well as the difficulty of trading and settlement of most Russia-related securities due to sanctions activity. The Report noted that there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage the Fund’s, including the Fund’s, liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

Allspring Short-Term Municipal Bond Fund  | 69

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2023 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-07102023-cehiyndv 08-23
AR3330 06-23

Allspring Strategic Municipal Bond Fund
Annual Report
June 30, 2023

The views expressed and any forward-looking statements are as of June 30, 2023, unless otherwise noted, and are those of the Fund’s portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.
Allspring Strategic Municipal Bond Fund  | 1

Letter to shareholders (unaudited)

Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Strategic Municipal Bond Fund for the 12-month period that ended June 30, 2023. Globally, stocks and bonds experienced heightened volatility through the period. The market was focused on persistently high inflation and the impact of ongoing aggressive central bank rate hikes. Compounding these concerns were the global reverberations of the Russia-Ukraine war. Riskier assets rallied in 2023, with anticipation of an end to the tight monetary policy despite concerns of a possible impending recession. After suffering deep and broad losses through 2022, bonds now benefit from a base of higher yields that can help generate higher income. However, ongoing rate hikes continued to be a headwind during recent months.
For the 12-month period, stocks generally outperformed bonds—both domestic U.S. and global. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 19.59%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 12.72%, while the MSCI EM Index (Net) (USD)3 had more muted performance, with a gain of 1.75%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -0.94%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 fell 1.83%, the Bloomberg Municipal Bond Index6 gained 3.19%, and the ICE BofA U.S. High Yield Index7 returned 8.97%.
Despite high inflation and central bank rate hikes, markets rallied.
Markets rebounded from a rough first half of the calendar year in July 2022, led by U.S. stocks. While U.S. economic activity showed signs of waning, the country’s labor market remained strong:  July nonfarm payrolls grew by more than 500,000 and U.S. unemployment dipped to 3.5%. Meanwhile, crude oil and retail gasoline prices—major contributors to recent overall inflation—fell substantially from earlier highs. And while U.S. home prices rose, sales fell as houses became less affordable with mortgage rates at a 13-year high. The Federal Reserve (Fed) raised the federal funds rate 0.75% in July—to a range of 2.25% to 2.50%—and forecasts pointed to further rate hikes.
August was a broadly challenging month. High inflation persisted, cresting 9% in the eurozone on an annual basis and remaining above 8% in the U.S. despite the Fed’s aggressive monetary policy and a major drop in global crude oil and gasoline prices from their June peak. One positive was the resilient U.S. jobs market. However, the Fed’s job was clearly not complete. One longer-term bright spot was the U.S. Congress’s passage of the Inflation Reduction Act. Its primary stated goals include to reduce inflation (though not immediately) by curbing the deficit, capping health care spending by seniors, and investing in domestic sources of clean energy.
“ Markets rebounded from a rough first half of the calendar year in July 2022, led by U.S. stocks. While U.S. economic activity showed signs of waning, the country’s labor market remained strong. ”
1
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.
2
The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source:  MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
3
The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.
4
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
5
The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
6
The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
7
The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high yield bonds. The index tracks the performance of high yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2023. ICE Data Indices, LLC. All rights reserved.
2 | Allspring Strategic Municipal Bond Fund

Letter to shareholders (unaudited)
In September, all asset classes suffered further major losses. Central banks kept up their battle against rapidly rising prices with more rate hikes. The strength of the U.S. dollar weighed on results for investors holding non-U.S.-dollar assets. U.S. mortgage rates jumped to near 7% on 30-year fixed-rate mortgages; the decreased housing affordability began to cool demand somewhat. The U.K. experienced a sharp sell-off of government bonds and the British pound in September as investors panicked in response to a new government budget that was seen as financially unsound. The Bank of England (BoE) then stepped in and bought long-dated government bonds.
Equities had a reprieve in October. Globally, developed markets outpaced emerging market equities, which were hurt by weakness among Chinese stocks. Central banks continued to try to curtail high inflation with aggressive interest rate hikes. Geopolitical risks persisted, including the ongoing Russia-Ukraine war and economic, financial market, and political turmoil in the U.K. Concerns over Europe’s energy crisis eased thanks to unseasonably warm weather and plentiful gas on hand. The U.S. labor market continued its resilience against rising prices as unemployment remained near a record low.
Stocks and bonds rallied in November. Economic news was encouraging, driven by U.S. labor market strength. Although central banks kept increasing rates, hopes rose for an easing in the pace of rate hikes and a possible end to central bank monetary tightening in 2023. Although inflation remained at record highs in the eurozone, we began to see signs of a possible decline in inflationary pressures as U.S. inflation moderated, with a 7.1% annual price rise in November and a monthly price increase of just 0.1%. China’s economic data remained weak, reflecting its zero-COVID-19 policy.
Financial markets cooled in December, with U.S. equities declining overall in response to a weakening U.S. dollar. Fixed income securities ended one of their worst years ever, with generally flat monthly returns as markets weighed the hopes for an end to the monetary tightening cycle with the reality that central banks had not completed their jobs yet. U.S. Consumer Price Index (CPI),1 data showed a strong consistent trend downward, which brought down the 12-month CPI to 6.5% in December from 9.1% in June. Other countries and regions reported still-high but declining inflation rates as the year wound down.
The year 2023 began with a rally across global equities and fixed income securities. Investor optimism rose in response to data indicating declining inflation rates and the reopening of China’s economy with the abrupt end to its zero-COVID-19 policy. The U.S. reported surprisingly strong job gains—employers added more than 500,000 jobs—and unemployment fell to 3.4%, the lowest level since 1969. Meanwhile, wage growth, seen as a potential contributor to ongoing high inflation, continued to moderate. All eyes remained fixed on the Fed and on how many more rate hikes remain in this tightening cycle. The 0.25% federal funds rate hike announced in January was the Fed’s smallest rate increase since March 2022.
Markets declined in February as investors responded unfavorably to resilient economic data. The takeaway:  Central banks would likely continue their monetary tightening cycle for longer than markets had priced in. In this environment—where strong economic data is seen as bad news—the resilient U.S. labor market was seen as a negative while the inflation rate was not falling quickly enough for the Fed, which raised interest rates by 0.25% in early February. Meanwhile, the BoE and the European Central Bank (ECB) both raised rates by 0.50%.
The collapse of Silicon Valley Bank in March, the second-largest banking failure in U.S. history, led to a classic bank run that spread to Europe, where Switzerland’s Credit Suisse was taken over by its rival, UBS. The banking industry turmoil created an additional challenge for central banks in balancing inflationary concerns against potential economic weakening. Meanwhile, recent data pointed to economic strength in the U.S., Europe, and China. And China’s economy continued to rebound after the removal of its COVID-19 lockdown. Inflation rates in the U.S., the U.K., and Europe all remained higher than central bank targets, leading to additional rate hikes in March.
“ The collapse of Silicon Valley Bank in March, the second-largest banking failure in U.S. history, led to a classic bank run that spread to Europe, where Switzerland’s Credit Suisse was taken over by its rival, UBS. ”
1
The U.S. Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
Allspring Strategic Municipal Bond Fund  | 3

Letter to shareholders (unaudited)
Economic data released in April pointed to global resilience, as Purchasing Managers Indexes1 in the U.S., U.K., and eurozone beat expectations and China reported first-quarter annualized economic growth of 4.5%. Despite banking industry stress, developed market stocks had monthly gains. The U.S. labor market remained strong, with a 3.5% jobless rate and monthly payroll gains above 200,000. However, uncertainty and inflationary concerns weighed on investors in the U.S. and abroad.
May was marked by a divergence between expanding activity in services and an overall contraction in manufacturing activity in the U.S., U.K., and eurozone. Core inflation remained elevated in the U.S. and Europe, despite the ongoing efforts of the Fed and ECB, which included rate hikes of 0.25% by both in May. Stubborn inflation and the resilient U.S. labor market led to expectations of further interest rate hikes, overall monthly declines across bond indexes, and mixed results for stocks in May. Investor worries over a U.S. debt ceiling impasse were modest, and market confidence was buoyed by a deal in late May to avert a potential U.S. debt default.
June featured the Fed’s first pause on interest rate hikes since March 2022, when it began its aggressive campaign to rein in inflation. However, core CPI, excluding food and energy prices, while continuing to decline, remained stubbornly high in June, at 4.8%, well above the Fed’s 2.0% target rate. With the U.S. unemployment rate still at 3.6%, near a historical low, and U.S. payrolls growing in June for the 30th consecutive month, expectations of more Fed rate hikes were reinforced. However, U.S. and global stocks had strong returns in June.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,

Andrew Owen
President
Allspring Funds
For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.
1
The Purchasing Managers Index (PMI) is an index of the prevailing direction of economic trends in the manufacturing and service sectors. You cannot invest directly in an index.
4 | Allspring Strategic Municipal Bond Fund

Letter to shareholders (unaudited)

Notice to Shareholders
 Beginning in July 2024, the Fund will be required by the Securities and Exchange Commission to send shareholders a paper copy of a new tailored shareholder report in place of the full shareholder report that you are now receiving. The tailored shareholder report will contain concise information about the Fund, including certain expense and performance information and fund statistics. If you wish to receive this new tailored shareholder report electronically, please follow the instructions on the back cover of this report.

 Other information that is currently included in the shareholder report, such as the Fund’s financial statements, will be available online and upon request, free of charge, in paper or electronic format.

Allspring Strategic Municipal Bond Fund  | 5

Allspring Strategic Municipal Bond Fund

Investment objective	The Fund seeks current income exempt from regular federal income tax.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Terry J. Goode, Robert J. Miller, Nicholos Venditti

Average annual total returns (%) as of June 30, 2023
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]
Class A (VMPAX)	12-1-1994	-2.03	0.37	1.28	2.03	1.19	1.70	0.78	0.78
Class C (DHICX)	8-18-1997	0.27	0.44	1.09	1.27	0.44	1.09	1.53	1.53
Class R6 (VMPRX)[3]	7-31-2018	–	–	–	2.42	1.55	1.95	0.41	0.41
Administrator Class (VMPYX)	10-6-1997	–	–	–	2.03	1.28	1.81	0.73	0.68
Institutional Class (STRIX)	11-30-2012	–	–	–	2.37	1.52	2.04	0.46	0.46
Bloomberg Short-Intermediate Municipal Bond Index[4]	–	–	–	–	1.84	1.52	1.78	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 4.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

[1]
Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the Financial Highlights of this report.

[2]
The manager has contractually committed through October 31, 2023(October 31, 2024 for Class A and Class C), to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.79% for Class A, 1.54% for Class C, 0.42% for Class R6, 0.68% for Administrator Class and
0.47% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]
Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Administrator Class shares, and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.

[4]
The Bloomberg Short-Intermediate Municipal Bond Index is a rules-based, market-value-weighted index composed of publicly traded municipal bonds that cover the U.S.
dollar–denominated short-term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, insured bonds, and prefunded bonds. You cannot invest directly in an index.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to municipal securities risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the alternative minimum tax. Any capital gains distributions may be taxable.

6 | Allspring Strategic Municipal Bond Fund

Allspring Strategic Municipal Bond Fund

Growth of $10,000 investment as of June 30, 2023[1]

[1]
The chart compares the performance of Class A shares for the most recent ten years with the Bloomberg Short-Intermediate Municipal Bond Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.00%.

Allspring Strategic Municipal Bond Fund | 7

Allspring Strategic Municipal Bond Fund
MANAGER’S DISCUSSION
Fund highlights
•The Fund (Class A, excluding sales charges) outperformed its benchmark, the Bloomberg Short-Intermediate Municipal Bond Index, for the 12-month period that ended June 30, 2023. Credit-quality allocation, security selection, and duration positioning were the main drivers of performance while sector was neutral.
•We tactically added to duration during the period, from short to the benchmark during the first half to neutral in the first quarter of 2023 to modestly long at period-end.
•Yield-curve positioning was a modest contributor. We were overweight the very front end of the yield curve as well as to 12-year-plus bonds, which performed well, and underweight the 1- to 6-year segments, which trailed the market.
•The portfolio has maintained an underweight to the highest-quality credit tiers while being overweight A-rated, BBB-rated, and high-yield-rated bonds. This position contributed to relative performance for the year as lower-rated credits did well. In general, as credit spreads have widened, allocations to A-rated and BBB-rated bonds have been beneficial due to their higher yields.
•Security selection was positive while sector allocation was neutral.
Global economies increase lending rates in hopes of taming runaway inflation.
Entering 2022, the excitement of a post-pandemic world gave way to new whispers and fears of higher prices and broad-based inflation caused by supply chain bottlenecks, increased housing costs, wage increases, and employment market distortions. Those fears quickly became reality and prices began to rise at a historic rate. The Federal Open Market Committee acted quickly and with purpose:  ending open market purchases, reducing its balance sheet, and raising the benchmark overnight lending rate at each monthly meeting through 2022 and early 2023. Fixed income and equity markets fell sharply but began to recover as annual inflation numbers peaked in June and began to recede.
The U.S. unemployment rate, which reached a multigenerational high of more than 14% in the spring of 2020, fell throughout the past year and has settled below 4%. Employers continue to add jobs, especially in service-oriented industries, and the resulting wage increases have further contributed to inflationary pressures. After the U.S. gross domestic product (GDP) turned negative in the first and second quarters of 2022, it expanded at rates above 2% in each subsequent quarter. The federal funds rate, which began 2022 at 0.25% to 0.50%, was raised 10 consecutive times before a pause in June 2023. It now sits at 5.25% to 5.50% as the Federal Reserve (Fed) attempts to curb inflation. In this environment, some form of recession seems imminent.
In the wake of continued rate increases, U.S. fixed income yields rose dramatically as investors reacted to Fed actions, with the yield on the 10-year Treasury ending the period near 4%. Rising Treasury yields affected all fixed income sectors in 2022, with all seeing their worst returns in more than 40 years. The U.S. Treasury yield curve remained substantially inverted throughout the period, which has driven many investors into shorter-term interest-bearing vehicles, including money markets.

Credit quality as of June 30, 2023[1]

4%
AAA/Aaa
24%
AA/Aa
37%
A/A
17%
BBB/Baa
7%
BB/Ba
1%
B/B
10%
Not rated

[1]
The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the portfolio with the ratings depicted in the chart are calculated based on the market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of the three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D
(lowest). Ratings from A to CCC may be modified by the addition of a plus
(+) or minus (-) sign to show relative standing within the rating categories.
Standard & Poor’s rates the creditworthiness of short-term notes from
SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from
MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

8 | Allspring Strategic Municipal Bond Fund

Allspring Strategic Municipal Bond Fund
Municipals sold off drastically to start the period but began to rebound in the fourth quarter of 2022. The Bloomberg Municipal Bond Index* fell nearly 8% and the broader municipal market had more than $124 billion in outflows before stabilizing early in 2023. For the first time in history, the municipal yield curve also inverted but not to the degree seen in Treasuries.
While this environment has certainly been painful for municipal investors, the drawdown has created significantly improved opportunities and entry points. Municipal to Treasury ratios ended the period elevated but at far better levels than in 2021. Municipal credit spreads have widened substantially while the underlying fundamental credit of municipalities remains strong, following trillions of dollars in government stimulus. We believe investors will continue to return to the municipal market in the latter half of 2023, attracted by increased yields, positive fundamental strength, and good relative value.
Market volatility was the norm during the period.
Coming into the fiscal year, municipal bonds had experienced their worst six-month period on record, down 8.98% through June 30, 2022. The strong technical forces that had driven the market to record-low yields evaporated and negative fund flows across the industry accelerated. According to Bloomberg AAA scale, the 10-year municipal bond yield rose from 0.94% on December 31, 2021, to 2.60% on June 30, 2022, an increase of 166 basis points (bps; 100 bps equal 1.00%). Negative fund flows continued as we entered the period, but the market began to stabilize. Price returns were still negative, but yields were high enough to offset the declines. The market continued to improve in the second half as the Bloomberg Municipal Bond Index* returned 2.67% in the first six months of 2023. Over the entire period, the municipal market returned 3.19%, on par with corporates, U.S. Treasuries and the Bloomberg U.S. Aggregate Bond Index.** Adjusted for taxes, municipal bonds outperformed these fixed income alternatives by a wide margin.
Duration positioning, yield curve, and credit allocation contributed to performance, with selection a modest detractor.
We tactically moved duration during the period as we refined our outlook. This active duration management contributed to relative performance. We began the period short duration to the benchmark in anticipation of higher rates. This worked well as the Fed aggressively raised rates in an effort to tame inflation. In mid-September, after the market had sold off aggressively, municipal bonds had cheapened to a level we felt represented a compelling value and we began extending duration closer to neutral. We remained close to neutral through March and extended, relative to the benchmark by period-end in anticipation of strong summer seasonals as we believe that most rate increases are behind us.
Our curve positioning also contributed to performance. Overall, our underweight to bonds inside of 1 year and overweight to bonds 12 years and longer was positive. We began the period underweight to longer-dated bonds, which was positive in the first half as longer-dated bonds trailed the market by a wide margin. As we extended duration, we did so with longer-dated bonds (primarily the 20- year part of the curve), going from an underweight in the first half of the period to an overweight in the second half, which was positive as longer-dated bonds performed well during the second half.

Effective maturity distribution as of June 30, 2023[1]

13%
0-1 year
21%
1-3 year(s)
21%
3-5 years
32%
5-10 years
11%
10-20 years
2%
20-30 years

[1]	Figures represent the percentage of the Fund’s long-term investments. Allocations are subject to change and may have changed since the date specified.
Credit allocation contributed to performance. The portfolio has maintained an underweight to the highest-quality credit tiers while being overweight A-rated, BBB-rated, and high-yield-rated bonds. This positioning contributed to relative performance for the period as lower-rated credits did well. In general, as credit spreads have widened, allocations to A-rated and BBB-rated bonds have been beneficial due to their higher yields. Looking forward, we remain cautious on lower-rated credit tiers and believe there will be a better entry point in the near future.
Our sector allocation was neutral for the quarter. We continue to be underweight general obligation (GO) bonds and overweight revenue bonds. Controlling for duration, curve, and quality allocation, contributors to relative performance included an overweight allocation to the housing and education sectors as well as an underweight to local GO debt. An overweight allocation to housing and an underweight allocation to state GO debt detracted. Underweights to New York and California detracted but were largely offset by overweights to Illinois and Pennsylvania. An overweight allocation to higher coupon bonds also contributed to performance.
The outlook remains favorable for active bond management, in our view.
Fundamental credit factors remain strong in the municipal bond market as municipal credit is the healthiest it has been in decades. We believe the
*
The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
**
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

Allspring Strategic Municipal Bond Fund | 9

Allspring Strategic Municipal Bond Fund
Fed will continue its monetary tightening policy well into the second half of calendar-year 2023 to combat higher-than-average inflation, and we are looking for signs of a slowing national economy. These actions should only have a modest effect on municipal credit quality and that, coupled with a weak technical market, makes municipal bonds attractive for buying lower-investment-grade bonds in the revenue and local GO sectors at attractive spreads relative to the past decade. We believe the Fed will reach its terminal rate in the second half of 2023, and with its view of higher rates for longer in 2024, there will be opportune times to invest.
We believe the outlook for bond selection remains favorable. Increased dispersion within rating tiers and sectors offers the opportunity for differentiation among credits. As the period ended, primary and secondary market opportunities were favorable due to cheaper valuations relative to U.S. Treasuries and wider credit spreads.

10 | Allspring Strategic Municipal Bond Fund

Fund expenses (unaudited)
Fund expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2023 to June 30, 2023.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 1-1-2023	Ending account value 6-30-2023	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,018.90	$4.00	0.80%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.83	$4.01	0.80%
Class C
Actual	$1,000.00	$1,015.10	$7.74	1.55%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.11	$7.75	1.55%
Class R6
Actual	$1,000.00	$1,019.63	$2.10	0.42%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.71	$2.11	0.42%
Administrator Class
Actual	$1,000.00	$1,018.33	$3.40	0.68%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	$3.41	0.68%
Institutional Class
Actual	$1,000.00	$1,020.56	$2.35	0.47%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.46	$2.36	0.47%

[1]
Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half-year period).

Allspring Strategic Municipal Bond Fund  | 11

Portfolio of investments—June 30, 2023
Portfolio of investments

	Principal	Value
Closed-end fund obligations: 0.15%
Other: 0.15%
Nuveen Quality Municipal Income Fund Series 1-2118 (30 shares) 4.11%144Aø	$3,000,000	$3,000,000
Total closed-end fund obligations (Cost $3,000,000)		3,000,000

	Interest rate	Maturity date
Municipal obligations: 99.26%
Alabama: 3.23%
Housing revenue: 0.47%
Alabama HFA South Oak Residences LP Series Aøø	1.25%	12-1-2025	10,000,000	9,606,829
Industrial development revenue: 0.18%
Selma Industrial Development Board International Paper Co. Series Aøø	2.00	11-1-2033	3,675,000	3,590,389
Utilities revenue: 2.58%
Black Belt Energy Gas District Series Aøø	4.00	12-1-2048	2,000,000	1,999,342
Black Belt Energy Gas District Series Bøø	4.00	10-1-2052	6,500,000	6,441,419
Black Belt Energy Gas District Series Cøø	5.25	2-1-2053	7,800,000	8,165,185
Lower Alabama Gas Districtøø	4.00	12-1-2050	8,660,000	8,609,917
Southeast Alabama Gas Supply District Project No. 2 Series Aøø	4.00	6-1-2049	12,150,000	12,126,476
Southeast Energy Authority A Cooperative District Project No. 5 Series Aøø	5.25	1-1-2054	11,000,000	11,501,550
Tender Option Bond Trust Receipts/Certificates Series 2022- XF3073 (Morgan Stanley Bank LIQ)144Aø	4.36	2-1-2053	3,000,000	3,000,000
				51,843,889
				65,041,107
Alaska: 0.28%
Health revenue: 0.28%
Alaska Industrial Development & Export Authority Dena’ Nena’ Henash Series A	5.00	10-1-2028	1,530,000	1,642,233
Alaska Industrial Development & Export Authority Dena’ Nena’ Henash Series A	5.00	10-1-2029	2,220,000	2,413,105
Alaska Industrial Development & Export Authority Tanana Chiefs Conference Series A	5.00	10-1-2027	1,455,000	1,540,101
				5,595,439
Arizona: 1.90%
Education revenue: 0.68%
Arizona IDA Arizona Agribusiness & Equine Center, Inc. Series B144A	4.00	3-1-2027	810,000	779,275
Arizona IDA Jerome Facility Project Series B	5.00	7-1-2029	160,000	165,413
Arizona IDA Kipp NYC Public Charter Schools Series B	4.00	7-1-2034	230,000	223,155
Arizona IDA Kipp NYC Public Charter Schools Series B	5.00	7-1-2030	190,000	196,348
Arizona IDA Kipp NYC Public Charter Schools Series B	5.00	7-1-2031	200,000	206,595
Arizona IDA Kipp NYC Public Charter Schools Series B	5.00	7-1-2032	210,000	216,580
Arizona IDA Kipp NYC Public Charter Schools Series B	5.00	7-1-2033	220,000	226,542
The accompanying notes are an integral part of these financial statements.
12 | Allspring Strategic Municipal Bond Fund

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Education revenue (continued)
Arizona IDA Leman Academy of Excellence Obligated Group Series A144A	4.50%	7-1-2029	$765,000	$730,161
IDA of the County of Pima American Leadership Academy, Inc.144A	4.60	6-15-2025	425,000	421,798
IDA of the County of Pima American Leadership Academy, Inc. Series 2022144A	4.00	6-15-2024	2,140,000	2,117,347
IDA of the County of Pima American Leadership Academy, Inc. Series 2022144A	4.00	6-15-2026	2,585,000	2,524,628
IDA of the County of Pima American Leadership Academy, Inc. Series 2022144A	4.00	6-15-2028	2,785,000	2,696,230
IDA of the County of Pima Edkey, Inc. Obligated Group144A	3.50	7-1-2025	1,345,000	1,301,137
IDA of the County of Pima Noah Webster Schools-Mesa Series A	5.50	12-15-2023	215,000	215,858
University of Arizona Series C	5.00	8-1-2023	1,000,000	1,001,210
University of Arizona Series C	5.00	8-1-2025	600,000	623,440
				13,645,717
Health revenue: 0.18%
Maricopa County IDA Christian Care Surprise, Inc.144A	5.00	1-1-2026	2,630,000	2,459,529
Tempe IDA Tempe Life Care Village Obligated Group Series A	4.00	12-1-2023	215,000	214,061
Tempe IDA Tempe Life Care Village Obligated Group Series A	4.00	12-1-2024	220,000	216,661
Tempe IDA Tempe Life Care Village Obligated Group Series A	4.00	12-1-2025	270,000	262,870
Tempe IDA Tempe Life Care Village Obligated Group Series A	4.00	12-1-2026	245,000	235,700
Tempe IDA Tempe Life Care Village Obligated Group Series A	4.00	12-1-2027	350,000	332,580
				3,721,401
Housing revenue: 0.25%
Arizona IDA Lincoln South Beltway Project	5.00	2-1-2027	1,255,000	1,339,461
Arizona IDA State of Nebraska Department of Transportation	5.00	5-1-2027	1,125,000	1,207,070
Arizona IDA State of Nebraska Department of Transportation	5.00	8-1-2027	1,205,000	1,299,669
Arizona IDA State of Nebraska Department of Transportation	5.00	11-1-2027	1,000,000	1,083,949
				4,930,149
Industrial development revenue: 0.58%
Chandler IDA Intel Corp. AMTøø	5.00	6-1-2049	11,645,000	11,734,665
Miscellaneous revenue: 0.21%
Navajo Nation Series A144A	5.00	12-1-2025	4,110,000	4,171,599
				38,203,531
Arkansas: 0.06%
Tax revenue: 0.06%
City of Bentonville Sales & Use Tax Revenue Series B	1.05	11-1-2046	940,000	924,721
City of Cabot Sales & Use Tax Revenue Series B	4.00	12-1-2029	230,000	241,578
City of Cabot Sales & Use Tax Revenue Series B	4.00	12-1-2030	125,000	131,040
				1,297,339
California: 3.32%
Airport revenue: 0.01%
Port of Oakland Series H AMT	5.00	5-1-2024	225,000	228,455
The accompanying notes are an integral part of these financial statements.
Allspring Strategic Municipal Bond Fund  | 13

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Education revenue: 0.03%
California Municipal Finance Authority Nova Academy Series A144A	4.00%	6-15-2026	$400,000	$390,979
California School Finance Authority Rocketship Education Obligated Group Series A144A	4.50	6-1-2027	250,000	247,523
				638,502
Health revenue: 1.19%
California HFFA Kaiser Foundation Hospitals Series A-2	4.00	11-1-2044	6,000,000	5,909,185
California PFA Henry Mayo Newhall Hospital Obligated Group Series A	4.00	10-15-2026	415,000	416,709
California PFA Henry Mayo Newhall Hospital Obligated Group Series A	4.00	10-15-2027	400,000	402,821
California PFA Kendal at Sonoma Obligated Group Series A144A	5.00	11-15-2036	2,000,000	1,941,077
California PFA Kendal at Sonoma Obligated Group Series B-2144A	2.38	11-15-2028	1,000,000	957,724
California Statewide CDA CommonSpirit Health Obligated Group Series D (AGM Insured)€øø	4.01	7-1-2041	7,700,000	7,700,000
California Statewide CDA CommonSpirit Health Obligated Group Series E (AGM Insured)€øø	4.80	7-1-2040	6,525,000	6,525,000
				23,852,516
Housing revenue: 0.43%
California Housing Finance Agency Series 2	4.00	3-20-2033	1,415,646	1,390,162
California Municipal Finance Authority CHF-Davis II LLC (BAM Insured)	5.00	5-15-2024	500,000	505,635
California Municipal Finance Authority CHF-Davis II LLC (BAM Insured)	5.00	5-15-2025	400,000	409,765
California Municipal Finance Authority CHF-Davis II LLC (BAM Insured)	5.00	5-15-2026	400,000	415,425
California Municipal Finance Authority CHF-Davis II LLC (BAM Insured)	5.00	5-15-2027	500,000	527,062
California Municipal Finance Authority CHF-Davis II LLC (BAM Insured)	5.00	5-15-2028	400,000	427,493
Mizuho Floater/Residual Trust Series 2021-MIZ9063 (Mizuho Capital Markets LLC LOC, Mizuho Capital Markets LLC LIQ)144Aø	4.51	5-1-2049	5,000,000	5,000,000
				8,675,542
Miscellaneous revenue: 0.03%
Independent Cities Finance Authority City of Compton Sales Tax Revenue (AGM Insured)144A	4.00	6-1-2024	310,000	310,820
Independent Cities Finance Authority City of Compton Sales Tax Revenue (AGM Insured)144A	4.00	6-1-2026	350,000	354,395
				665,215
Tax revenue: 0.07%
Riverside County PFA Project Area No. 1 Series A (BAM Insured)	5.00	10-1-2026	1,250,000	1,300,690
The accompanying notes are an integral part of these financial statements.
14 | Allspring Strategic Municipal Bond Fund

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Transportation revenue: 0.78%
Bay Area Toll Authority Series C (SIFMA Municipal Swap+0.45%)±	4.46%	4-1-2056	$2,000,000	$1,977,751
Bay Area Toll Authority Series D (SIFMA Municipal Swap+0.30%)±	4.31	4-1-2056	14,000,000	13,660,020
				15,637,771
Utilities revenue: 0.78%
California Community Choice Financing Authority Clean Energy Project Green Bond Series Cøø	5.25	1-1-2054	15,000,000	15,691,482
				66,690,173
Colorado: 1.19%
Airport revenue: 0.27%
City & County of Denver Airport System Revenue Series A AMT	5.00	12-1-2030	5,000,000	5,490,673
Education revenue: 0.03%
Colorado ECFA New Summit Academy Series A144A	4.00	7-1-2031	310,000	293,702
Colorado ECFA Rocky Mountain Classical Academy Series A	6.38	9-1-2023	325,000	326,435
				620,137
GO revenue: 0.17%
Aviation Station North Metropolitan District No. 2 Series A	4.00	12-1-2029	499,000	469,826
Grand River Hospital District (AGM Insured)	5.00	12-1-2025	1,000,000	1,032,825
Mirabelle Metropolitan District No. 2 Series A	5.00	12-1-2039	700,000	665,360
Peak Metropolitan District No. 1 Series A144A	4.00	12-1-2035	500,000	426,712
Sterling Ranch Community Authority Board Sterling Ranch Colorado Metropolitan District No 2 Series A	3.38	12-1-2030	416,000	374,334
Thompson Crossing Metropolitan District No. 4	3.50	12-1-2029	515,000	464,937
				3,433,994
Health revenue: 0.29%
Colorado Health Facilities Authority Advent Health Obligated Group Series A	4.00	11-15-2043	6,000,000	5,884,735
Miscellaneous revenue: 0.38%
Colorado Bridge Enterprise Colorado High Performance Transportation Enterprise AMT	4.00	12-31-2024	1,610,000	1,613,816
State of Colorado Series N	4.00	3-15-2043	6,000,000	5,986,728
				7,600,544
Tax revenue: 0.01%
Pueblo Urban Renewal Authority Evraz Project Series B CAB144A¤	0.00	12-1-2025	200,000	161,450
Transportation revenue: 0.04%
E-470 Public Highway Authority Series A	5.00	9-1-2040	800,000	808,328
				23,999,861
Connecticut: 1.79%
Education revenue: 0.27%
Connecticut State HEFA University of Hartford Series N	5.00	7-1-2026	575,000	577,845
Connecticut State HEFA University of Hartford Series N	5.00	7-1-2027	430,000	433,862
The accompanying notes are an integral part of these financial statements.
Allspring Strategic Municipal Bond Fund  | 15

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Education revenue (continued)
Connecticut State HEFA University of Hartford Series N	5.00%	7-1-2028	$530,000	$536,760
Connecticut State HEFA Yale University Series A-2øø	2.00	7-1-2042	1,500,000	1,420,691
Connecticut State Higher Education Supplement Loan Authority Series B AMT	5.00	11-15-2026	940,000	976,963
Connecticut State Higher Education Supplement Loan Authority Series B AMT	5.00	11-15-2027	500,000	529,620
Connecticut State Higher Education Supplement Loan Authority Series C	5.00	11-15-2025	480,000	502,219
Connecticut State Higher Education Supplement Loan Authority Series C	5.00	11-15-2026	385,000	411,748
Connecticut State Higher Education Supplement Loan Authority Series C	5.00	11-15-2027	125,000	133,684
				5,523,392
GO revenue: 0.23%
City of Bridgeport Series A	5.00	6-1-2026	1,220,000	1,286,940
City of Bridgeport Series A	5.00	6-1-2027	1,425,000	1,535,649
City of Bridgeport Series A	5.00	6-1-2028	1,605,000	1,755,927
				4,578,516
Health revenue: 0.41%
Connecticut State HEFA Hartford HealthCare Obligated Group Series B-2øø	5.00	7-1-2053	7,800,000	8,168,958
Tax revenue: 0.88%
State of Connecticut Special Tax Revenue Series A	5.00	8-1-2029	17,125,000	17,751,624
				36,022,490
Delaware: 0.05%
Education revenue: 0.05%
Delaware State EDA Odyssey Charter School Series A144A	6.25	9-1-2025	945,000	960,932
District of Columbia: 0.60%
Airport revenue: 0.31%
Metropolitan Washington Airports Authority Aviation Revenue Series A AMT	5.00	10-1-2025	6,000,000	6,166,314
Education revenue: 0.10%
District of Columbia Latin American Montessori Bilingual Public Charter School Obligated Group	4.00	6-1-2030	1,000,000	953,977
District of Columbia Two Rivers Public Charter School, Inc.	3.00	6-1-2030	1,100,000	987,294
				1,941,271
Water & sewer revenue: 0.19%
District of Columbia Water & Sewer Authority Series Cøø	1.75	10-1-2054	4,000,000	3,887,081
				11,994,666
The accompanying notes are an integral part of these financial statements.
16 | Allspring Strategic Municipal Bond Fund

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Florida: 4.09%
Airport revenue: 0.89%
County of Broward Port Facilities Revenue Series C	5.00%	9-1-2027	$2,330,000	$2,516,510
County of Miami-Dade Aviation Revenue AMT	5.00	10-1-2029	11,000,000	11,103,383
County of Miami-Dade Aviation Revenue AMT	5.00	10-1-2030	1,325,000	1,336,858
County of Miami-Dade Seaport Department Series B AMT	6.00	10-1-2032	1,385,000	1,393,273
County of Miami-Dade Seaport Department Series B AMT	6.00	10-1-2033	1,500,000	1,508,960
				17,858,984
Education revenue: 0.54%
Capital Trust Agency Renaissance Charter School, Inc. Series 2017 Obligated Group Series A144A	4.38	6-15-2027	790,000	772,500
Capital Trust Agency Renaissance Charter School, Inc. Series 2019 Obligated Group Series A144A	4.00	6-15-2029	2,065,000	1,952,763
Capital Trust Agency, Inc. Imagine-Pasco County LLC Series A144A	3.00	12-15-2029	370,000	336,332
Florida Development Finance Corp. IDEA Florida, Inc.144A	5.25	6-15-2029	2,200,000	2,175,641
Florida Development Finance Corp. Renaissance Charter School, Inc. Series 2020C/D Obligated Group Series C144A	4.00	9-15-2030	470,000	429,851
Florida Higher Educational Facilities Financial Authority Florida Institute of Technology, Inc.	5.00	10-1-2027	650,000	671,697
Florida Higher Educational Facilities Financial Authority Florida Institute of Technology, Inc.	5.00	10-1-2028	1,050,000	1,094,782
Florida Higher Educational Facilities Financial Authority Florida Institute of Technology, Inc.	5.00	10-1-2029	1,000,000	1,050,836
Miami-Dade County IDA Youth Co-Op, Inc. Series A144A	5.00	9-15-2025	400,000	397,024
Palm Beach County Educational Facilities Authority Palm Beach Atlantic University Obligated Group	4.00	10-1-2029	420,000	419,335
Palm Beach County Educational Facilities Authority Palm Beach Atlantic University Obligated Group	4.00	10-1-2030	870,000	866,422
Palm Beach County Educational Facilities Authority Palm Beach Atlantic University Obligated Group	4.00	10-1-2031	660,000	655,105
				10,822,288
GO revenue: 0.63%
County of Miami-Dade Series A	4.00	7-1-2042	12,605,000	12,619,532
Health revenue: 0.18%
Florida Development Finance Corp. Mayflower Retirement Center, Inc. Obligated Group Series B-2144A	1.75	6-1-2026	100,000	96,925
Lee Memorial Health System Obligated Group Series Bø	4.47	4-1-2049	2,000,000	2,000,000
St. Johns County IDA Senior Living Vicar’s Landing Project Series A	4.00	12-15-2029	225,000	210,486
St. Johns County IDA Senior Living Vicar’s Landing Project Series A	4.00	12-15-2030	200,000	185,570
St. Johns County IDA Senior Living Vicar’s Landing Project Series A	4.00	12-15-2031	205,000	188,618
St. Johns County IDA Senior Living Vicar’s Landing Project Series A	4.00	12-15-2036	1,000,000	856,181
				3,537,780
Housing revenue: 0.00%
Deutsche Bank Spears/Lifers Trust Series DBE-8055 (Deutsche Bank LOC, Deutsche Bank LIQ)144Aø	4.46	11-1-2058	14,976	14,976
The accompanying notes are an integral part of these financial statements.
Allspring Strategic Municipal Bond Fund  | 17

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Industrial development revenue: 0.19%
County of Escambia International Paper Co. Series Bøø	2.00%	11-1-2033	$825,000	$806,006
Florida Development Finance Corp. Waste Pro USA, Inc. AMT	3.00	6-1-2032	1,500,000	1,191,174
Florida Development Finance Corp. Waste Pro USA, Inc. AMT144A	5.00	5-1-2029	2,000,000	1,905,591
				3,902,771
Miscellaneous revenue: 0.23%
Capital Trust Agency Marie Selby Botanical Gardens, Inc.144A	4.00	6-15-2024	1,000,000	991,405
Capital Trust Agency Marie Selby Botanical Gardens, Inc.144A	4.00	6-15-2025	350,000	343,392
County of Pasco Series A (AGM Insured)	5.50	9-1-2038	725,000	829,715
County of Pasco State of Florida Cigarette Tax Revenue Series A (AGM Insured)	5.25	9-1-2036	600,000	683,875
Pinellas County IDA Drs. Kiran & Pallavi Patel 2017 Foundation for Global Understanding, Inc.	5.00	7-1-2029	710,000	726,094
Village Community Development District No. 13	2.63	5-1-2024	125,000	123,475
Village Community Development District No. 15144A%%	4.38	5-1-2033	1,000,000	1,003,875
				4,701,831
Resource recovery revenue: 0.24%
Florida Development Finance Corp. Waste Pro USA, Inc. AMT144A	5.25	8-1-2029	5,000,000	4,818,632
Transportation revenue: 0.07%
County of Osceola Transportation Revenue Series A-1	5.00	10-1-2027	950,000	1,003,396
County of Osceola Transportation Revenue Series A-1	5.00	10-1-2029	450,000	485,158
				1,488,554
Water & sewer revenue: 1.12%
Charlotte County IDA MSKP Town & Country Utility LLC Series A AMT144A	4.00	10-1-2041	1,250,000	1,028,919
North Sumter County Utility Dependent District (AGM Insured)	5.00	10-1-2029	1,055,000	1,182,607
North Sumter County Utility Dependent District (AGM Insured)	5.00	10-1-2030	1,760,000	2,005,199
North Sumter County Utility Dependent District (AGM Insured)	5.00	10-1-2031	1,980,000	2,310,121
North Sumter County Utility Dependent District (AGM Insured)	5.00	10-1-2032	2,080,000	2,404,024
Tohopekaliga Water Authority144A	5.00	10-1-2025	12,000,000	12,532,395
Wildwood Utility Dependent District South Sumter Utility Project (BAM Insured)	5.00	10-1-2041	900,000	976,785
				22,440,050
				82,205,398
Georgia: 5.79%
Health revenue: 0.16%
Fulton County Residential Care Facilities for the Elderly Authority All Saints-St. Luke’s Episcopal Home for the Retired Obligated Group Series B144A	2.25	10-1-2028	3,665,000	3,121,509
The accompanying notes are an integral part of these financial statements.
18 | Allspring Strategic Municipal Bond Fund

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Industrial development revenue: 0.17%
George L Smith II Congress Center Authority Signia Hotel Management LLC Series B144A	3.63%	1-1-2031	$2,000,000	$1,788,911
George L Smith II Congress Center Authority Signia Hotel Management LLC Series B144A	5.00	1-1-2036	1,750,000	1,663,595
				3,452,506
Miscellaneous revenue: 0.17%
Brookhaven Urban Redevelopment Agency City of Brookhaven GA Special Service Tax District Series A	4.00	7-1-2042	3,455,000	3,489,797
Transportation revenue: 0.03%
Georgia State Road & Tollway Authority I-75 S Express Lanes Project Series A CAB144A¤	0.00	6-1-2024	680,000	660,157
Utilities revenue: 5.26%
Bartow County Development Authority Georgia Power Co.øø	1.80	9-1-2029	1,000,000	839,362
Board of Water Light & Sinking Fund Commissioners of the City of Dalton	5.00	3-1-2024	350,000	353,788
Board of Water Light & Sinking Fund Commissioners of the City of Dalton	5.00	3-1-2025	400,000	409,278
Board of Water Light & Sinking Fund Commissioners of the City of Dalton	5.00	3-1-2026	600,000	621,410
Board of Water Light & Sinking Fund Commissioners of the City of Dalton	5.00	3-1-2027	700,000	734,601
Board of Water Light & Sinking Fund Commissioners of the City of Dalton	5.00	3-1-2028	850,000	902,500
Board of Water Light & Sinking Fund Commissioners of the City of Dalton	5.00	3-1-2029	1,000,000	1,071,995
Board of Water Light & Sinking Fund Commissioners of the City of Dalton	5.00	3-1-2030	1,100,000	1,210,763
Board of Water Light & Sinking Fund Commissioners of the City of Dalton	5.00	3-1-2031	1,000,000	1,101,209
Board of Water Light & Sinking Fund Commissioners of the City of Dalton	5.00	3-1-2032	1,000,000	1,100,574
Development Authority of Appling County Oglethorpe Power Corp. Series Aøø	1.50	1-1-2038	2,500,000	2,362,040
Development Authority of Burke County Georgia Power Co.øø	1.70	12-1-2049	3,500,000	3,387,287
Development Authority of Burke County Oglethorpe Power Corp. Series Eøø	3.25	11-1-2045	3,000,000	2,956,099
Main Street Natural Gas, Inc. Series A	4.00	12-1-2028	3,000,000	2,977,423
Main Street Natural Gas, Inc. Series A	4.00	12-1-2029	4,500,000	4,438,467
Main Street Natural Gas, Inc. Series A (Royal Bank of Canada LIQ)øø	4.00	4-1-2048	2,640,000	2,642,607
Main Street Natural Gas, Inc. Series Bøø	4.00	8-1-2049	10,000,000	10,028,668
Main Street Natural Gas, Inc. Series B	5.00	6-1-2028	2,500,000	2,579,063
Main Street Natural Gas, Inc. Series B	5.00	6-1-2029	1,630,000	1,687,451
Main Street Natural Gas, Inc. Series Bøø	5.00	7-1-2053	1,665,000	1,739,590
Main Street Natural Gas, Inc. Series B (1 Month LIBOR+0.75%)±	4.21	4-1-2048	4,700,000	4,698,684
Main Street Natural Gas, Inc. Series Cøø	4.00	3-1-2050	10,235,000	10,173,424
Main Street Natural Gas, Inc. Series Cøø	4.00	5-1-2052	7,265,000	7,155,052
The accompanying notes are an integral part of these financial statements.
Allspring Strategic Municipal Bond Fund  | 19

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Utilities revenue (continued)
Main Street Natural Gas, Inc. Series C144Aøø##	4.00%	8-1-2052	$28,000,000	$27,063,238
Municipal Electric Authority of Georgia Series A	5.00	1-1-2027	2,160,000	2,267,964
Municipal Electric Authority of Georgia Series A	5.00	1-1-2028	2,305,000	2,461,141
Municipal Electric Authority of Georgia Series A	5.00	1-1-2029	1,140,000	1,234,109
Municipal Electric Authority of Georgia Series A	5.00	1-1-2030	1,025,000	1,109,996
Municipal Electric Authority of Georgia Series A	5.00	1-1-2031	1,385,000	1,495,522
Municipal Electric Authority of Georgia Plant Vogtle Units 3&4 Project Series A	5.00	1-1-2027	300,000	314,995
Municipal Electric Authority of Georgia Plant Vogtle Units 3&4 Project Series A	5.00	1-1-2028	400,000	427,096
Municipal Electric Authority of Georgia Plant Vogtle Units 3&4 Project Series A	5.00	1-1-2029	400,000	427,410
Municipal Electric Authority of Georgia Plant Vogtle Units 3&4 Project Series B	5.00	1-1-2028	1,000,000	1,054,940
Municipal Electric Authority of Georgia Plant Vogtle Units 3&4 Project Series B	5.00	1-1-2029	910,000	963,808
Municipal Electric Authority of Georgia Plant Vogtle Units 3&4 Project J Series A (AGM Insured)	5.00	7-1-2030	350,000	391,579
Municipal Electric Authority of Georgia Plant Vogtle Units 3&4 Project J Series A (AGM Insured)	5.00	7-1-2032	1,100,000	1,249,988
				105,633,121
				116,357,090
Guam: 0.21%
Airport revenue: 0.04%
Antonio B Won Pat International Airport Authority Series A AMT%%	5.25	10-1-2029	700,000	719,824
Miscellaneous revenue: 0.17%
Guam Department of Education Series A	3.63	2-1-2025	575,000	559,045
Guam Department of Education Series A	4.25	2-1-2030	1,355,000	1,340,203
Territory of Guam Series F	5.00	1-1-2030	750,000	783,153
Territory of Guam Series F	5.00	1-1-2031	750,000	787,020
				3,469,421
				4,189,245
Hawaii: 0.37%
Health revenue: 0.37%
State of Hawaii Department of Budget & Finance Queen’s Health Systems Obligated Group Series B (SIFMA Municipal Swap+0.45%)±	4.46	7-1-2039	7,405,000	7,405,000
Illinois: 17.07%
Airport revenue: 2.48%
Chicago Midway International Airport Series A AMT	5.00	1-1-2026	7,000,000	7,022,679
Chicago Midway International Airport Series A AMT	5.00	1-1-2030	5,925,000	5,946,951
Chicago Midway International Airport Series A AMT	5.50	1-1-2027	3,925,000	3,928,058
Chicago O’Hare International Airport Series A AMT	5.00	1-1-2028	10,820,000	10,973,042
Chicago O’Hare International Airport Series C AMT	5.00	1-1-2031	530,000	582,187
Chicago O’Hare International Airport Series C AMT	5.00	1-1-2032	400,000	443,715
The accompanying notes are an integral part of these financial statements.
20 | Allspring Strategic Municipal Bond Fund

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Airport revenue (continued)
Chicago O’Hare International Airport Series C AMT	5.00%	1-1-2033	$400,000	$443,195
Chicago O’Hare International Airport Series C AMT	5.00	1-1-2034	325,000	359,293
Chicago O’Hare International Airport Series D AMT	5.00	1-1-2025	2,450,000	2,493,126
Chicago O’Hare International Airport Passenger Facility Charge Revenue	5.25	1-1-2024	1,665,000	1,667,002
Chicago O’Hare International Airport Passenger Facility Charge Revenue Series B AMT	4.00	1-1-2029	10,955,000	10,943,559
Chicago O’Hare International Airport Passenger Facility Charge Revenue Series B AMT	5.00	1-1-2032	5,125,000	5,127,241
				49,930,048
Education revenue: 0.66%
Illinois Finance Authority Acero Charter Schools, Inc. Obligated Group144A	4.00	10-1-2028	580,000	546,115
Illinois Finance Authority Acero Charter Schools, Inc. Obligated Group144A	4.00	10-1-2030	625,000	576,989
Illinois Finance Authority Acero Charter Schools, Inc. Obligated Group144A	4.00	10-1-2031	985,000	899,727
Illinois Finance Authority Acero Charter Schools, Inc. Obligated Group144A	4.00	10-1-2032	680,000	613,258
Illinois Finance Authority AIM Art in Motion Series A144A	4.00	7-1-2031	1,735,000	1,512,274
Illinois Finance Authority AIM Art in Motion Series A144A	5.00	7-1-2041	4,475,000	3,744,012
Illinois Finance Authority Bradley University Series C	5.00	8-1-2028	1,860,000	1,916,096
Southern Illinois University Series A (BAM Insured)	4.00	4-1-2028	725,000	739,905
Southern Illinois University Series A (BAM Insured)	5.00	4-1-2029	675,000	725,503
Southern Illinois University Series A (BAM Insured)	5.00	4-1-2030	800,000	866,928
Southern Illinois University Series A (BAM Insured)	5.00	4-1-2031	570,000	622,525
Southern Illinois University Series A (BAM Insured)	5.00	4-1-2032	500,000	547,153
				13,310,485
GO revenue: 9.00%
Chicago Board of Education Series A	5.00	12-1-2033	5,300,000	5,572,778
Chicago Board of Education Series A	5.00	12-1-2034	1,500,000	1,568,562
Chicago Board of Education Series A	5.00	12-1-2035	2,560,000	2,659,308
Chicago Board of Education Series A	5.00	12-1-2040	1,500,000	1,516,581
Chicago Board of Education Series A (AGM Insured)	5.00	12-1-2024	3,000,000	3,043,039
Chicago Board of Education Series B	5.00	12-1-2026	2,000,000	2,067,519
Chicago Board of Education Series B	5.00	12-1-2027	1,625,000	1,692,489
Chicago Board of Education Series B	5.00	12-1-2031	2,500,000	2,639,094
Chicago Board of Education Series C	5.00	12-1-2034	1,945,000	1,991,045
Chicago Board of Education Series C	5.25	12-1-2039	5,095,000	5,106,352
Chicago Board of Education Dedicated Capital Improvement Tax	5.25	4-1-2033	1,375,000	1,545,296
Chicago Board of Education Dedicated Capital Improvement Tax	5.25	4-1-2034	1,625,000	1,817,938
Chicago Park District Series A	5.00	1-1-2024	550,000	553,822
Chicago Park District Series A	5.00	1-1-2025	625,000	638,732
Chicago Park District Series C	5.00	1-1-2024	410,000	412,849
Chicago Park District Series E	5.00	11-15-2023	1,295,000	1,301,536
City of Berwyn Series A	5.00	12-1-2028	3,000,000	3,058,723
The accompanying notes are an integral part of these financial statements.
Allspring Strategic Municipal Bond Fund  | 21

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
GO revenue (continued)
City of Berwyn Series A	5.00%	12-1-2029	$2,345,000	$2,384,213
City of Chicago	5.13	1-1-2027	1,700,000	1,747,637
City of Chicago	5.50	1-1-2032	1,145,000	1,168,749
City of Chicago (NPFGC Insured)¤	0.00	1-1-2024	14,800,000	14,516,679
City of Chicago Series A	5.00	1-1-2025	2,000,000	2,039,065
City of Chicago Series A	5.00	1-1-2027	8,000,000	8,373,446
City of Chicago Series A	5.00	1-1-2028	6,125,000	6,508,830
City of Chicago Series A	5.25	1-1-2036	1,500,000	1,642,873
City of Chicago Series C	5.00	1-1-2026	970,000	1,003,606
City of Decatur	5.00	3-1-2024	1,405,000	1,406,980
City of Waukegan Series A (AGM Insured)	4.00	12-30-2030	980,000	994,523
City of Waukegan Series A (AGM Insured)	5.00	12-30-2031	1,000,000	1,025,727
Community Unit School District No. 427 DeKalb & Kane Counties Illinois Series B CAB (AGM Insured)¤	0.00	1-1-2024	5,630,000	5,532,017
Cook County Community Consolidated School District No. 15 Palatine	5.00	12-1-2026	2,540,000	2,644,219
Cook County School District No. 153 Homewood Series A (AGM Insured)¤	0.00	12-15-2023	1,225,000	1,205,106
Cook County School District No. 99 Cicero	5.00	12-1-2024	1,000,000	1,022,743
Cook County School District No. 99 Cicero	5.00	12-1-2025	1,000,000	1,040,560
Cook County School District No. 99 Cicero (BAM Insured)	5.00	12-1-2026	3,030,000	3,217,926
Cook County School District No. 99 Cicero (BAM Insured)	5.00	12-1-2027	2,950,000	3,189,395
Cook County School District No. 99 Cicero (BAM Insured)	5.00	12-1-2028	2,285,000	2,517,864
Cook County Township High School District No. 227 Rich Township	3.00	12-1-2024	965,000	960,210
County of Cook Series A	5.00	11-15-2027	2,000,000	2,149,453
County of Cook Series A	5.00	11-15-2030	2,200,000	2,314,211
County of Cook Series A	5.00	11-15-2033	3,850,000	4,294,887
County of Cook Series A (AGM Insured)	5.00	11-15-2026	3,000,000	3,177,293
Kane Cook & DuPage Counties School District No. U-46 Elgin Series A	5.00	1-1-2028	1,555,000	1,563,624
Kane Cook & DuPage Counties School District No. U-46 Elgin Series D	5.00	1-1-2032	1,025,000	1,029,548
Madison-Macoupin Etc Counties Community College District No. 536 Series A (BAM Insured)	5.00	11-1-2025	1,620,000	1,658,798
Madison-Macoupin Etc Counties Community College District No. 536 Series A (BAM Insured)	5.00	11-1-2026	1,410,000	1,445,800
Peoria City School District No. 150 Series A (AGM Insured)	4.00	12-1-2027	1,000,000	1,034,087
Peoria City School District No. 150 Series A (AGM Insured)	4.00	12-1-2028	950,000	983,947
Peoria City School District No. 150 Series A (AGM Insured)	4.00	12-1-2029	4,000,000	4,149,336
State of Illinois	5.00	11-1-2025	5,000,000	5,162,210
State of Illinois	5.00	2-1-2026	2,000,000	2,073,012
State of Illinois	5.50	7-1-2033	4,000,000	4,001,183
State of Illinois (AGM Insured)	5.00	7-1-2023	4,875,000	4,875,000
State of Illinois Series A	5.00	11-1-2023	8,955,000	8,992,239
State of Illinois Series A	5.00	10-1-2026	3,000,000	3,142,986
State of Illinois Series A	5.00	12-1-2035	650,000	681,258
State of Illinois Series B	5.00	5-1-2037	5,000,000	5,403,004
The accompanying notes are an integral part of these financial statements.
22 | Allspring Strategic Municipal Bond Fund

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
GO revenue (continued)
Will County Community High School District No. 210 Lincoln-Way CAB (AGM Insured)¤	0.00%	1-1-2025	$14,385,000	$13,568,644
Will County Community High School District No. 210 Lincoln-Way CAB (AGM Insured)¤	0.00	1-1-2026	8,695,000	7,895,947
				180,924,498
Health revenue: 0.53%
Illinois Finance Authority Advocate Aurora Health Obligated Group	5.00	8-1-2038	1,520,000	1,546,013
Illinois Finance Authority Advocate Aurora Health Obligated Group Series 2008-A-2	4.00	11-1-2030	3,000,000	3,026,978
Illinois Finance Authority Ascension Health Credit Group Series C	4.00	2-15-2041	4,785,000	4,652,527
Illinois Finance Authority Lutheran Life Communities Obligated Group Series A	4.00	11-1-2024	420,000	412,881
Illinois Finance Authority Washington & Jane Smith Community - Orland Park	4.00	10-15-2025	295,000	287,962
Illinois Finance Authority Washington & Jane Smith Community - Orland Park	4.00	10-15-2028	670,000	628,254
				10,554,615
Housing revenue: 0.72%
Illinois Housing Development Authority Series C	2.90	8-1-2031	1,000,000	938,361
Illinois Sports Facilities Authority	5.00	6-15-2028	1,000,000	1,026,591
Illinois Sports Facilities Authority (BAM Insured)	5.00	6-15-2028	3,015,000	3,145,652
Illinois Sports Facilities Authority (BAM Insured)	5.00	6-15-2030	5,250,000	5,540,220
Metropolitan Pier & Exposition Authority CAB (NPFGC Insured)¤	0.00	12-15-2023	1,125,000	1,105,320
Metropolitan Pier & Exposition Authority Series A (NPFGC Insured)¤	0.00	12-15-2029	1,750,000	1,372,615
Northern Illinois University (BAM Insured)	5.00	10-1-2027	350,000	369,341
Northern Illinois University (BAM Insured)	5.00	10-1-2029	650,000	700,107
Northern Illinois University (BAM Insured)	5.00	10-1-2030	325,000	351,698
				14,549,905
Miscellaneous revenue: 0.13%
City of Chicago Special Assessment Revenue Refunding Bonds Lakeshore East Project144A	3.20	12-1-2029	300,000	277,139
City of Chicago Special Assessment Revenue Refunding Bonds Lakeshore East Project144A	3.29	12-1-2030	325,000	299,294
City of Chicago Special Assessment Revenue Refunding Bonds Lakeshore East Project144A	3.38	12-1-2031	348,000	318,570
City of Chicago Special Assessment Revenue Refunding Bonds Lakeshore East Project144A	3.45	12-1-2032	275,000	250,723
Illinois Sports Facilities Authority (Ambac Insured)¤	0.00	6-15-2026	1,740,000	1,527,335
				2,673,061
Tax revenue: 2.86%
City of St. Charles Sales Tax Revenue	4.00	1-1-2024	885,000	880,365
City of St. Charles Sales Tax Revenue	4.00	1-1-2025	925,000	909,029
County of Cook Sales Tax Revenue	5.00	11-15-2029	1,000,000	1,069,907
County of Cook Sales Tax Revenue Series A	5.00	11-15-2029	675,000	752,373
County of Cook Sales Tax Revenue Series A	5.00	11-15-2030	3,575,000	4,032,718
The accompanying notes are an integral part of these financial statements.
Allspring Strategic Municipal Bond Fund  | 23

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Tax revenue (continued)
County of Cook Sales Tax Revenue Series A	5.00%	11-15-2031	$2,250,000	$2,502,981
Illinois Sports Facilities Authority	5.00	6-15-2024	4,135,000	4,165,595
Regional Transportation Authority Series A (AGM Insured)	5.25	6-1-2024	9,995,000	10,149,475
Regional Transportation Authority Series Bøø	3.90	6-1-2025	3,250,000	3,250,000
Sales Tax Securitization Corp. Series A	5.00	1-1-2026	4,815,000	4,997,246
Sales Tax Securitization Corp. Series A	5.00	1-1-2027	1,000,000	1,056,721
Sales Tax Securitization Corp. Series A	5.00	1-1-2028	5,000,000	5,381,879
State of Illinois Sales Tax Revenue	5.00	6-15-2025	9,025,000	9,033,262
State of Illinois Sales Tax Revenue Series 1 (NPFGC Insured)	6.00	6-15-2024	515,000	526,662
State of Illinois Sales Tax Revenue Series 1 (NPFGC Insured)	6.00	6-15-2025	8,365,000	8,759,969
				57,468,182
Utilities revenue: 0.25%
City of Springfield Electric Revenue (AGM Insured)	4.00	3-1-2040	2,000,000	1,942,986
Northern Illinois Municipal Power Agency Series A	4.00	12-1-2032	3,000,000	3,018,593
				4,961,579
Water & sewer revenue: 0.44%
City of Chicago Wastewater Transmission Revenue Series B (AGM Insured)	5.00	1-1-2031	3,140,000	3,296,135
City of Chicago Waterworks Revenue	5.00	11-1-2028	2,560,000	2,677,595
City of Chicago Waterworks Revenue Series 2 (AGM Insured)	5.00	11-1-2030	2,620,000	2,786,524
				8,760,254
				343,132,627
Indiana: 2.23%
Education revenue: 0.01%
Indiana Finance Authority KIPP Indianapolis, Inc. Series A	4.00	7-1-2030	210,000	197,503
Industrial development revenue: 0.54%
Indiana Finance Authority East End Crossing Partners LLC Series A	5.00	7-1-2044	5,550,000	5,550,000
Indiana Finance Authority East End Crossing Partners LLC Series A	5.00	7-1-2048	5,215,000	5,215,000
				10,765,000
Miscellaneous revenue: 1.08%
Indiana Bond Bank Hamilton Company Project CAB¤	0.00	7-15-2026	735,000	661,393
Indiana Bond Bank Hamilton Company Project CAB¤	0.00	7-15-2027	630,000	549,158
Indianapolis Local Public Improvement Bond Bank Series A	5.00	6-1-2028	5,710,000	6,187,174
Indianapolis Local Public Improvement Bond Bank Series A	5.00	6-1-2029	6,600,000	7,276,775
Indianapolis Local Public Improvement Bond Bank Series A	5.00	6-1-2030	6,300,000	7,052,197
				21,726,697
Utilities revenue: 0.60%
Indiana Finance Authority Indianapolis Power & Light Co. Series Aøø	0.75	12-1-2038	3,000,000	2,669,813
The accompanying notes are an integral part of these financial statements.
24 | Allspring Strategic Municipal Bond Fund

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Utilities revenue (continued)
Indiana Finance Authority Ohio Valley Electric Corp. Series A	4.25%	11-1-2030	$7,630,000	$7,589,302
Indiana Finance Authority Ohio Valley Electric Corp. Series B	3.00	11-1-2030	2,000,000	1,810,453
				12,069,568
				44,758,768
Iowa: 0.47%
Education revenue: 0.13%
Iowa Student Loan Liquidity Corp. Series B AMT	5.00	12-1-2025	1,295,000	1,329,981
Iowa Student Loan Liquidity Corp. Series B AMT	5.00	12-1-2026	1,215,000	1,265,964
				2,595,945
Utilities revenue: 0.25%
PEFA, Inc.øø	5.00	9-1-2049	4,975,000	5,072,558
Water & sewer revenue: 0.09%
Xenia Rural Water District	5.00	12-1-2031	1,615,000	1,729,212
				9,397,715
Kansas: 0.49%
Health revenue: 0.05%
City of Wichita Presbyterian Manors Obligated Group	5.00	5-15-2026	1,105,000	1,081,353
Tax revenue: 0.44%
Wyandotte County-Kansas City Unified Government Sales Tax Revenue	4.00	12-1-2028	205,000	191,998
Wyandotte County-Kansas City Unified Government Sales Tax Revenue CAB144A¤	0.00	9-1-2034	22,360,000	8,622,828
				8,814,826
				9,896,179
Kentucky: 3.33%
Education revenue: 0.16%
City of Columbia Lindsey Wilson College, Inc.	3.00	12-1-2024	1,585,000	1,560,789
City of Columbia Lindsey Wilson College, Inc.	4.00	12-1-2029	570,000	541,600
City of Columbia Lindsey Wilson College, Inc.	4.00	12-1-2030	590,000	555,418
City of Columbia Lindsey Wilson College, Inc.	4.00	12-1-2031	615,000	572,822
				3,230,629
Health revenue: 0.34%
Kentucky EDFA Kenton Housing Obligated Group	5.00	11-15-2025	945,000	922,793
Kentucky EDFA Norton Healthcare Obligated Group Series B CAB (NPFGC Insured)¤	0.00	10-1-2026	3,000,000	2,648,175
Louisville/Jefferson County Metropolitan Government Norton Healthcare Obligated Group Series Cøø	5.00	10-1-2047	3,000,000	3,107,762
				6,678,730
Industrial development revenue: 0.12%
County of Boone Duke Energy Kentucky, Inc. Series A	3.70	8-1-2027	2,500,000	2,455,854
The accompanying notes are an integral part of these financial statements.
Allspring Strategic Municipal Bond Fund  | 25

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Miscellaneous revenue: 0.05%
Kentucky State University (BAM Insured)	3.00%	11-1-2032	$320,000	$309,267
Kentucky State University (BAM Insured)	4.00	11-1-2033	130,000	137,457
Kentucky State University (BAM Insured)	4.00	11-1-2034	130,000	136,898
Kentucky State University (BAM Insured)	5.00	11-1-2029	200,000	223,889
Kentucky State University (BAM Insured)	5.00	11-1-2030	175,000	199,019
				1,006,530
Utilities revenue: 2.66%
County of Trimble Louisville Gas & Electric Co. Series A	0.63	9-1-2026	3,250,000	2,910,887
County of Trimble Louisville Gas & Electric Co. Series A AMTøø	1.30	9-1-2044	6,250,000	5,264,283
County of Trimble Louisville Gas & Electric Co. Series B AMT	1.35	11-1-2027	6,200,000	5,551,615
Kentucky Public Energy Authority Series A-1øø	4.00	12-1-2049	3,755,000	3,736,747
Kentucky Public Energy Authority Series Bøø	4.00	1-1-2049	14,725,000	14,723,561
Kentucky Public Energy Authority Series Cøø	4.00	2-1-2050	14,960,000	14,790,961
Kentucky Public Energy Authority Series C-1øø	4.00	12-1-2049	4,775,000	4,752,652
Louisville/Jefferson County Metropolitan Government Louisville Gas & Electric Co. Series B AMT	1.35	11-1-2027	2,000,000	1,765,493
				53,496,199
				66,867,942
Louisiana: 1.62%
Airport revenue: 0.23%
New Orleans Aviation Board Louis Armstrong New Orleans International Airport Series A	5.00	1-1-2032	1,000,000	1,023,464
New Orleans Aviation Board Louis Armstrong New Orleans International Airport Customer Facility Charge Revenue (AGM Insured)	5.00	1-1-2031	1,250,000	1,343,698
New Orleans Aviation Board Louis Armstrong New Orleans International Airport Customer Facility Charge Revenue (AGM Insured)	5.00	1-1-2032	2,000,000	2,145,033
				4,512,195
GO revenue: 0.10%
State of Louisiana Series A	5.00	2-1-2027	2,000,000	2,019,375
Industrial development revenue: 0.88%
Parish of St. John the Baptist Marathon Oil Corp. Series 2017-B-2øø	2.38	6-1-2037	8,330,000	7,904,869
Parish of St. John the Baptist Marathon Oil Corp. Series A-1øø	4.05	6-1-2037	3,250,000	3,235,524
Parish of St. John the Baptist Marathon Oil Corp. Series A-3øø	2.20	6-1-2037	7,000,000	6,608,680
				17,749,073
Miscellaneous revenue: 0.06%
Louisiana Local Government Environmental Facilities & CDA Parish of Jefferson144A	4.00	11-1-2044	1,380,000	1,242,113
Water & sewer revenue: 0.35%
City of New Orleans Sewerage Service Revenue Series B	5.00	6-1-2026	350,000	366,420
City of New Orleans Sewerage Service Revenue Series B	5.00	6-1-2027	600,000	639,956
City of New Orleans Sewerage Service Revenue Series B	5.00	6-1-2028	400,000	433,806
The accompanying notes are an integral part of these financial statements.
26 | Allspring Strategic Municipal Bond Fund

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Water & sewer revenue (continued)
City of New Orleans Sewerage Service Revenue Series B	5.00%	6-1-2029	$600,000	$659,146
City of New Orleans Sewerage Service Revenue Series B	5.00	6-1-2030	600,000	665,726
East Baton Rouge Sewerage Commission Series Aøø	1.30	2-1-2041	3,500,000	2,965,573
Greater Ouachita Water Co. (BAM Insured)	3.00	9-1-2023	250,000	249,752
Greater Ouachita Water Co. (BAM Insured)	5.00	9-1-2024	460,000	468,912
Greater Ouachita Water Co. (BAM Insured)	5.00	9-1-2025	510,000	528,979
				6,978,270
				32,501,026
Maine: 0.14%
Health revenue: 0.14%
Maine Health & Higher Educational Facilities Authority Series A	5.00	7-1-2027	750,000	797,221
Maine Health & Higher Educational Facilities Authority Northern Light Health Obligated Group Series C	5.00	7-1-2039	1,865,000	1,943,509
				2,740,730
Maryland: 2.15%
Education revenue: 0.11%
County of Prince George’s Chesapeake Lighthouse Foundation, Inc. Series A	5.00	8-1-2026	1,005,000	996,234
Maryland Health & Higher Educational Facilities Authority Stevenson University, Inc. Series A	5.00	6-1-2029	300,000	320,071
Maryland Health & Higher Educational Facilities Authority Stevenson University, Inc. Series A	5.00	6-1-2031	350,000	379,874
Maryland Health & Higher Educational Facilities Authority Stevenson University, Inc. Series A	5.00	6-1-2033	425,000	457,601
				2,153,780
Health revenue: 0.09%
Maryland Health & Higher Educational Facilities Authority Adventist Healthcare Obligated Group	5.00	1-1-2026	495,000	506,839
Maryland Health & Higher Educational Facilities Authority Adventist Healthcare Obligated Group	5.00	1-1-2027	430,000	445,764
Maryland Health & Higher Educational Facilities Authority Adventist Healthcare Obligated Group	5.00	1-1-2028	300,000	314,961
Maryland Health & Higher Educational Facilities Authority Adventist Healthcare Obligated Group	5.00	1-1-2029	290,000	307,665
Maryland Health & Higher Educational Facilities Authority Adventist Healthcare Obligated Group	5.00	1-1-2030	285,000	304,940
				1,880,169
Housing revenue: 1.35%
Maryland Community Development Administration Series C	3.00	4-1-2024	4,600,000	4,546,209
Maryland Community Development Administration Woodside Preservation LP Series A144A	1.33	1-1-2024	6,000,000	5,887,555
Maryland Community Development Administration WV3 Housing Associates LP Series G (FHA Insured)	1.05	12-1-2023	11,000,000	10,822,094
The accompanying notes are an integral part of these financial statements.
Allspring Strategic Municipal Bond Fund  | 27

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Housing revenue (continued)
Maryland Stadium Authority Series A%%	5.00%	3-1-2036	$2,890,000	$3,317,751
Maryland Stadium Authority Series A%%	5.00	3-1-2037	2,250,000	2,557,514
				27,131,123
Tax revenue: 0.46%
State of Maryland Department of Transportation	4.00	12-15-2027	9,260,000	9,295,645
Transportation revenue: 0.14%
Maryland Economic Development Corp. Purple Line Transit Partners LLC Series A AMT	5.00	11-12-2028	2,750,000	2,840,173
				43,300,890
Massachusetts: 1.06%
Airport revenue: 0.45%
Massachusetts Port Authority Series E AMT	5.00	7-1-2031	1,000,000	1,111,706
Massachusetts Port Authority Series E AMT	5.00	7-1-2032	1,500,000	1,665,630
Massachusetts Port Authority Series E AMT	5.00	7-1-2033	3,000,000	3,327,664
Massachusetts Port Authority Series E AMT	5.00	7-1-2034	2,615,000	2,891,409
				8,996,409
Education revenue: 0.37%
Collegiate Charter School of Lowell	4.00	6-15-2024	110,000	109,244
Collegiate Charter School of Lowell	5.00	6-15-2029	490,000	494,789
Massachusetts Development Finance Agency Lasell University	4.00	7-1-2029	340,000	329,598
Massachusetts Development Finance Agency Lasell University	4.00	7-1-2030	355,000	342,390
Massachusetts Development Finance Agency Lasell University	4.00	7-1-2031	370,000	354,341
Massachusetts Development Finance Agency SABIS International Charter School	5.00	4-15-2025	430,000	430,689
Massachusetts Educational Financing Authority Series B AMT	5.00	7-1-2026	1,000,000	1,033,574
Massachusetts Educational Financing Authority Series B AMT	5.00	7-1-2027	1,500,000	1,567,607
Massachusetts Educational Financing Authority Series B AMT	5.00	7-1-2028	1,250,000	1,319,276
Massachusetts Educational Financing Authority Series B AMT	5.00	7-1-2029	1,400,000	1,492,167
				7,473,675
Health revenue: 0.24%
Massachusetts Development Finance Agency Mass General Brigham, Inc. Series T-1 (SIFMA Municipal Swap+0.60%)144A±	4.61	7-1-2049	2,650,000	2,620,835
Massachusetts Development Finance Agency Milford Regional Medical Center Obligated Group Series G144A	5.00	7-15-2026	150,000	149,974
Massachusetts Development Finance Agency Milford Regional Medical Center Obligated Group Series G144A	5.00	7-15-2027	160,000	160,119
Massachusetts Development Finance Agency Milford Regional Medical Center Obligated Group Series G144A	5.00	7-15-2028	175,000	175,009
Massachusetts Development Finance Agency Milford Regional Medical Center Obligated Group Series G144A	5.00	7-15-2029	300,000	299,358
Massachusetts Development Finance Agency Milford Regional Medical Center Obligated Group Series G144A	5.00	7-15-2030	320,000	317,634
Massachusetts Development Finance Agency Milford Regional Medical Center Obligated Group Series G144A	5.00	7-15-2031	350,000	347,198
The accompanying notes are an integral part of these financial statements.
28 | Allspring Strategic Municipal Bond Fund

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Health revenue (continued)
Massachusetts Development Finance Agency Milford Regional Medical Center Obligated Group Series G144A	5.00%	7-15-2032	$400,000	$393,159
Massachusetts Development Finance Agency National Senior Communities, Inc. Obligated Group144A	4.00	11-15-2023	310,000	309,201
				4,772,487
				21,242,571
Michigan: 1.98%
Airport revenue: 0.20%
Wayne County Airport Authority Detroit Metropolitan Series F AMT	5.00	12-1-2030	4,000,000	4,114,356
Education revenue: 0.26%
Lake Superior State University (AGM Insured)	4.00	11-15-2029	1,220,000	1,269,589
Lake Superior State University (AGM Insured)	4.00	11-15-2030	405,000	425,144
Lake Superior State University (AGM Insured)	4.00	11-15-2031	400,000	419,750
Michigan Finance Authority Cesar Chavez Academy	3.25	2-1-2024	90,000	89,205
Michigan Finance Authority College for Creative Studies	5.00	12-1-2026	840,000	841,779
Michigan Finance Authority College for Creative Studies	5.00	12-1-2027	585,000	586,495
Michigan Finance Authority College for Creative Studies	5.00	12-1-2028	535,000	536,522
Michigan Finance Authority College for Creative Studies	5.00	12-1-2029	590,000	591,894
Michigan Finance Authority College for Creative Studies	5.00	12-1-2030	400,000	401,253
				5,161,631
GO revenue: 0.10%
Williamston Community Schools School District Series A (SBLF Insured)	4.00	5-1-2024	1,025,000	1,030,663
Williamston Community Schools School District Series A (SBLF Insured)	4.00	5-1-2025	1,000,000	1,014,340
				2,045,003
Health revenue: 0.04%
Kalamazoo Economic Development Corp. Heritage Community of Kalamazoo Obligated Group Series B1	2.88	5-15-2026	770,000	728,422
Industrial development revenue: 0.10%
Michigan Strategic Fund Graphic Packaging International LLC AMTøø	4.00	10-1-2061	2,000,000	1,989,096
Miscellaneous revenue: 0.74%
Michigan Finance Authority City of Detroit Income Tax Revenue Series F1	3.88	10-1-2023	2,500,000	2,497,676
Michigan Finance Authority City of Detroit Income Tax Revenue Series F1	4.50	10-1-2029	5,685,000	5,682,181
Michigan Finance Authority County of Wayne	5.00	11-1-2029	1,500,000	1,655,289
Michigan Finance Authority County of Wayne	5.00	11-1-2028	865,000	952,559
The accompanying notes are an integral part of these financial statements.
Allspring Strategic Municipal Bond Fund  | 29

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Miscellaneous revenue (continued)
Michigan Finance Authority Detroit Public Lighting Authority Utility Users Tax Revenue Series B	5.00%	7-1-2032	$3,000,000	$3,021,568
Michigan Public Educational Facilities Authority Chandler Park Academy	6.35	11-1-2028	1,005,000	1,005,595
				14,814,868
Water & sewer revenue: 0.54%
Michigan Finance Authority Great Lakes Water Authority Sewage Disposal System Revenue Series C-3 (AGM Insured)	5.00	7-1-2031	3,000,000	3,044,979
Michigan Finance Authority Great Lakes Water Authority Water Supply System Revenue Series D1 (AGM Insured)	5.00	7-1-2023	2,000,000	2,000,000
Michigan Finance Authority Great Lakes Water Authority Water Supply System Revenue Series D6 (NPFGC Insured)	5.00	7-1-2023	3,670,000	3,670,000
Michigan Finance Authority Great Lakes Water Authority Water Supply System Revenue Series D6 (NPFGC Insured)	5.00	7-1-2024	2,130,000	2,157,994
				10,872,973
				39,726,349
Minnesota: 1.35%
Education revenue: 0.60%
City of Cologne Cologne Academy Series A	4.00	7-1-2023	260,000	260,000
City of Minneapolis Northeast College Preparatory Series A	5.00	7-1-2040	875,000	776,599
City of Ramsey PACT Charter School Series A	5.00	6-1-2032	6,500,000	6,522,766
City of Woodbury Series A	4.00	7-1-2041	850,000	676,462
City of Woodbury Woodbury Leadership Academy Series A	4.00	7-1-2031	690,000	631,343
Housing & Redevelopment Authority of The City of St. Paul Minnesota Hmong College Preparatory Academy Series A	5.00	9-1-2026	815,000	815,867
Minnesota Higher Education Facilities Authority St. Catherine University Series A	5.00	10-1-2024	545,000	553,018
Minnesota Higher Education Facilities Authority St. Catherine University Series A	5.00	10-1-2027	1,035,000	1,090,113
Minnesota Higher Education Facilities Authority St. Catherine University Series A	5.00	10-1-2029	660,000	703,786
				12,029,954
Health revenue: 0.27%
City of Shakopee Senior Housing Revenue Benedictine Living Community of Shakopee LLC144Aøø	5.85	11-1-2058	5,455,000	5,368,786
Utilities revenue: 0.48%
Minnesota Municipal Gas Agency Series B (Royal Bank of Canada LIQ) (U.S. SOFR+1.00%)±	4.39	12-1-2052	10,000,000	9,783,790
				27,182,530
The accompanying notes are an integral part of these financial statements.
30 | Allspring Strategic Municipal Bond Fund

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Mississippi: 0.54%
Health revenue: 0.36%
Mississippi Hospital Equipment & Facilities Authority Baptist Memorial Health Care Obligated Group Series A-1øø	5.00%	9-1-2044	$3,000,000	$3,097,755
Mississippi Hospital Equipment & Facilities Authority North Mississippi Medical Center Obligated Group Series IIøø	5.00	10-1-2040	3,930,000	4,103,809
				7,201,564
Miscellaneous revenue: 0.18%
Mississippi Development Bank City of Gulfport	4.00	9-1-2029	620,000	635,682
Mississippi Development Bank City of Gulfport	4.00	9-1-2030	565,000	576,976
Mississippi Development Bank City of Gulfport	4.00	9-1-2031	400,000	406,607
Mississippi Development Bank City of Gulfport	4.00	9-1-2032	435,000	439,793
Mississippi Development Bank City of Gulfport	5.00	9-1-2024	355,000	361,069
Mississippi Development Bank City of Gulfport	5.00	9-1-2025	255,000	263,413
Mississippi Development Bank City of Gulfport	5.00	9-1-2026	225,000	236,299
Mississippi Development Bank City of Gulfport	5.00	9-1-2027	385,000	411,152
Mississippi Development Bank City of Gulfport	5.00	9-1-2028	315,000	341,567
				3,672,558
				10,874,122
Missouri: 2.82%
Airport revenue: 0.11%
City of St. Louis Airport Revenue Series D AMT (AGM Insured)	5.00	7-1-2030	2,090,000	2,202,062
Education revenue: 0.35%
HEFA of the State of Missouri A.T. Still University of Health Sciences Series A	5.00	10-1-2026	925,000	962,808
HEFA of the State of Missouri A.T. Still University of Health Sciences Series A	5.00	10-1-2027	975,000	1,028,879
HEFA of the State of Missouri A.T. Still University of Health Sciences Series A	5.00	10-1-2028	1,025,000	1,094,111
HEFA of the State of Missouri Webster University	5.00	4-1-2024	2,820,000	2,817,961
HEFA of the State of Missouri Webster University	5.00	4-1-2025	600,000	599,262
HEFA of the State of Missouri Webster University	5.00	4-1-2026	500,000	500,363
				7,003,384
Health revenue: 1.25%
HEFA of the State of Missouri BJC Healthcare Obligated Group Series Cøø	5.00	5-1-2052	18,000,000	19,474,592
HEFA of the State of Missouri St. Luke’s Health SyStem Obligated Group	5.00	11-15-2030	5,425,000	5,672,380
				25,146,972
Housing revenue: 0.58%
Missouri Public Utilities Commission	0.75	8-1-2023	10,000,000	9,971,620
The accompanying notes are an integral part of these financial statements.
Allspring Strategic Municipal Bond Fund  | 31

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Housing revenue (continued)
Missouri Southern State University Auxiliary Enterprise System Revenue	3.00%	10-1-2026	$720,000	$698,047
Missouri Southern State University Auxiliary Enterprise System Revenue	4.00	10-1-2031	1,000,000	961,174
				11,630,841
Miscellaneous revenue: 0.37%
Kansas City IDA Airport Revenue Series B AMT	5.00	3-1-2028	3,000,000	3,172,095
Kansas City IDA Airport Revenue Series B AMT	5.00	3-1-2030	2,000,000	2,140,802
Riverside-Quindaro Bend Levee District of Platte County Project L-385	5.00	3-1-2024	1,000,000	1,006,350
Riverside-Quindaro Bend Levee District of Platte County Project L-385	5.00	3-1-2025	1,105,000	1,117,660
				7,436,907
Tax revenue: 0.11%
Branson IDA Series A	4.00	11-1-2023	750,000	748,502
City of Richmond Heights	5.63	11-1-2025	720,000	706,849
City of St. Ann Northwest Plaza Redevelopment Series A144A	4.63	11-1-2030	760,000	737,668
				2,193,019
Water & sewer revenue: 0.05%
City of Kansas City Sanitary Sewer System Revenue Series B	5.00	1-1-2025	810,000	833,382
City of Kansas City Sanitary Sewer System Revenue Series B	5.00	1-1-2028	275,000	301,308
				1,134,690
				56,747,875
Nebraska: 0.56%
Airport revenue: 0.04%
Lincoln Airport Authority AMT	5.00	7-1-2029	835,000	907,692
Education revenue: 0.11%
County of Douglas Series B (SIFMA Municipal Swap+0.53%)±	4.54	7-1-2035	2,205,000	2,170,509
Utilities revenue: 0.41%
Central Plains Energy Project Project No. 3 Series A	5.00	9-1-2025	3,290,000	3,345,722
Central Plains Energy Project Project No. 3 Series A	5.00	9-1-2026	3,750,000	3,839,885
Central Plains Energy Project Project No. 3 Series A	5.00	9-1-2027	1,000,000	1,031,367
				8,216,974
				11,295,175
Nevada: 0.10%
Miscellaneous revenue: 0.10%
City of Las Vegas Special Improvement District No. 816	2.00	6-1-2024	150,000	146,553
City of Las Vegas Special Improvement District No. 816	2.00	6-1-2025	180,000	171,215
City of Las Vegas Special Improvement District No. 816	2.00	6-1-2026	225,000	208,041
City of Las Vegas Special Improvement District No. 816	2.25	6-1-2027	250,000	226,455
City of Las Vegas Special Improvement District No. 816	2.50	6-1-2028	250,000	222,879
The accompanying notes are an integral part of these financial statements.
32 | Allspring Strategic Municipal Bond Fund

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Miscellaneous revenue (continued)
City of Las Vegas Special Improvement District No. 816	2.50%	6-1-2029	$200,000	$173,115
City of Las Vegas Special Improvement District No. 816	2.63	6-1-2030	300,000	256,281
City of Las Vegas Special Improvement District No. 816	2.75	6-1-2031	225,000	189,762
City of Las Vegas Special Improvement District No. 816	2.75	6-1-2033	515,000	417,127
				2,011,428
New Hampshire: 0.11%
Housing revenue: 0.11%
New Hampshire Business Finance Authority Series 1A	4.13	1-20-2034	2,374,299	2,315,673
New Jersey: 3.59%
Airport revenue: 0.32%
New Jersey EDA Port Newark Container Terminal LLC AMT	5.00	10-1-2025	2,750,000	2,799,901
New Jersey EDA Port Newark Container Terminal LLC AMT	5.00	10-1-2026	2,130,000	2,181,612
South Jersey Port Corp. Series B AMT	5.00	1-1-2027	1,000,000	1,031,717
South Jersey Port Corp. Series B AMT	5.00	1-1-2028	500,000	521,161
				6,534,391
Education revenue: 0.09%
Atlantic County Improvement Authority Stockton University Series A (AGM Insured)	4.00	7-1-2036	425,000	427,392
Atlantic County Improvement Authority Stockton University Series A (AGM Insured)	4.00	7-1-2037	150,000	148,347
Atlantic County Improvement Authority Stockton University Series A (AGM Insured)	4.00	7-1-2038	200,000	196,102
Atlantic County Improvement Authority Stockton University Series A (AGM Insured)	5.00	7-1-2032	225,000	252,351
Atlantic County Improvement Authority Stockton University Series A (AGM Insured)	5.00	7-1-2034	225,000	251,779
Passaic County Improvement Authority Paterson Arts & Science Charter School	4.25	7-1-2033	620,000	624,890
				1,900,861
GO revenue: 0.31%
Atlantic City Board of Education (AGM Insured)	4.00	4-1-2027	400,000	413,989
Atlantic City Board of Education (AGM Insured)	4.00	4-1-2029	400,000	420,924
Atlantic City Board of Education (AGM Insured)	4.00	4-1-2031	350,000	365,451
Atlantic City Board of Education (AGM Insured)	4.00	4-1-2033	300,000	310,777
Atlantic City Board of Education (AGM Insured)	4.00	4-1-2034	260,000	268,787
New Jersey EDA Series GGG144A	5.25	9-1-2026	2,000,000	2,113,453
Newark Board of Education (BAM Insured)	5.00	7-15-2029	340,000	374,063
Newark Board of Education (BAM Insured)	5.00	7-15-2030	325,000	362,067
Newark Board of Education (BAM Insured)	5.00	7-15-2031	400,000	451,139
Newark Board of Education (BAM Insured)	5.00	7-15-2032	430,000	484,087
Newark Board of Education (BAM Insured)	5.00	7-15-2033	520,000	584,722
				6,149,459
Housing revenue: 2.39%
Garden State Preservation Trust Series A (AGM Insured)	5.75	11-1-2028	5,000,000	5,430,451
The accompanying notes are an integral part of these financial statements.
Allspring Strategic Municipal Bond Fund  | 33

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Housing revenue (continued)
New Jersey EDA Series QQQ	5.00%	6-15-2030	$1,000,000	$1,115,417
New Jersey EDA Series QQQ	5.00	6-15-2031	500,000	559,818
New Jersey EDA Motor Vehicle Surcharge Revenue Series A	3.13	7-1-2029	5,620,000	5,364,740
New Jersey EDA Motor Vehicle Surcharge Revenue Series A	3.38	7-1-2030	9,705,000	9,397,911
New Jersey EDA State of New Jersey Department of the Treasury Series I (SIFMA Municipal Swap+1.25%)±	5.26	9-1-2025	4,500,000	4,504,717
New Jersey TTFA Series A¤	0.00	12-15-2026	12,000,000	10,615,121
New Jersey TTFA Series A	5.00	12-15-2025	1,000,000	1,036,566
New Jersey TTFA Series C (Ambac Insured)¤	0.00	12-15-2026	3,500,000	3,099,222
New Jersey TTFA Series D	5.00	12-15-2023	6,960,000	7,005,566
				48,129,529
Industrial development revenue: 0.01%
New Jersey EDA Elite Pharmaceuticals, Inc. Series A	6.50	9-1-2030	275,000	238,484
Tax revenue: 0.08%
New Jersey TTFA Series BB	5.00	6-15-2030	1,500,000	1,627,879
Transportation revenue: 0.06%
South Jersey Transportation Authority Series A (BAM Insured)	5.00	11-1-2036	500,000	561,326
South Jersey Transportation Authority Series A (BAM Insured)	5.00	11-1-2037	500,000	556,739
				1,118,065
Water & sewer revenue: 0.33%
New Jersey EDA New Jersey-American Water Co., Inc. Series A AMTøø	2.20	10-1-2039	5,500,000	4,782,980
New Jersey EDA New Jersey-American Water Co., Inc. Series D AMTøø	1.10	11-1-2029	2,075,000	1,777,905
				6,560,885
				72,259,553
New Mexico: 0.85%
Industrial development revenue: 0.43%
City of Farmington Southern California Edison Co. Series A	1.80	4-1-2029	10,000,000	8,593,879
Tax revenue: 0.08%
Winrock Town Center Tax Increment Development District No. 1144A	3.75	5-1-2028	771,000	728,532
Winrock Town Center Tax Increment Development District No. 1144A	4.00	5-1-2033	1,035,000	916,072
				1,644,604
Utilities revenue: 0.34%
New Mexico Municipal Energy Acquisition Authority Series A (Royal Bank of Canada LIQ)øø	5.00	11-1-2039	6,660,000	6,801,872
				17,040,355
The accompanying notes are an integral part of these financial statements.
34 | Allspring Strategic Municipal Bond Fund

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
New York: 8.62%
Airport revenue: 1.05%
New York Transportation Development Corp. JFK International Air Terminal LLC AMT	5.00%	12-1-2032	$5,500,000	$5,992,207
Port Authority of New York & New Jersey Series 205	5.00	11-15-2025	475,000	496,942
Port Authority of New York & New Jersey Series 207 AMT	5.00	9-15-2027	13,880,000	14,687,616
				21,176,765
Education revenue: 0.94%
Build NYC Resource Corp. Integration Charter Schools Series A144A	5.00	6-1-2036	525,000	521,548
Build NYC Resource Corp. Integration Charter Schools Series A144A	5.00	6-1-2041	400,000	379,856
Build NYC Resource Corp. Richmond Preparatory Charter School Social Impact Project Series A144A	4.00	6-1-2031	650,000	615,607
Hempstead Town Local Development Corp. Academy Charter School Series A	4.05	2-1-2031	2,415,000	2,100,899
Hempstead Town Local Development Corp. Academy Charter School Series A	4.45	2-1-2041	500,000	393,531
Hempstead Town Local Development Corp. Academy Charter School Series A	4.76	2-1-2027	970,000	938,131
Hempstead Town Local Development Corp. Academy Charter School Series A	5.45	2-1-2027	2,880,000	2,853,230
Hempstead Town Local Development Corp. Academy Charter School Series A	6.47	2-1-2033	1,435,000	1,491,698
Hempstead Town Local Development Corp. Academy Charter School Series B	4.76	2-1-2027	150,000	145,072
Hempstead Town Local Development Corp. Evergreen Charter School, Inc. Series A	5.00	6-15-2032	7,115,000	7,347,929
New York City Industrial Development Agency Churchill School & Center for Learning Disabilities, Inc. (AGC Insured)ø	2.25	10-1-2029	1,080,000	1,003,856
New York State Dormitory Authority Iona College Series 2022	5.00	7-1-2030	625,000	673,177
New York State Dormitory Authority Iona College Series 2022	5.00	7-1-2037	200,000	211,196
New York State Dormitory Authority Iona College Series 2022	5.00	7-1-2042	275,000	284,509
				18,960,239
GO revenue: 0.07%
City of Poughkeepsie	4.00	4-15-2029	245,000	242,570
City of Poughkeepsie	5.00	6-1-2024	340,000	341,126
City of Poughkeepsie	5.00	6-1-2025	235,000	236,915
City of Poughkeepsie	5.00	6-1-2031	600,000	613,600
				1,434,211
Health revenue: 0.77%
Huntington Local Development Corp. Gurwin Independent Housing Obligated Group Series C	3.00	7-1-2025	80,000	80,000
New York State Dormitory Authority Catholic Health System Obligated Group Series B (Manufacturers & Traders LOC)ø	4.24	7-1-2048	4,925,000	4,925,000
New York State Dormitory Authority Montefiore Obligated Group Series A	5.00	9-1-2028	1,400,000	1,411,867
The accompanying notes are an integral part of these financial statements.
Allspring Strategic Municipal Bond Fund  | 35

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Health revenue (continued)
New York State Dormitory Authority Montefiore Obligated Group Series A	5.00%	9-1-2029	$1,350,000	$1,367,076
New York State Dormitory Authority Northwell Health Obligated Group Series B3øø	5.00	5-1-2048	6,000,000	6,179,256
Westchester County Local Development Corp. Purchase Senior Learning Community Obligated Group Series D144A	2.88	7-1-2026	1,500,000	1,430,154
				15,393,353
Housing revenue: 1.44%
New York City Housing Development Corp. Series Aøø	3.73	5-1-2063	5,000,000	5,006,477
New York Liberty Development Corp. Series A	1.70	11-15-2030	4,000,000	3,420,334
New York Liberty Development Corp. Series A	2.10	11-15-2032	5,000,000	4,299,139
New York State Housing Finance Agency Series J-2 (Department of Housing and Urban Development Insured)øø	1.10	11-1-2061	2,500,000	2,214,764
New York State Housing Finance Agency Series K2 (Department of Housing and Urban Development Insured)øø	1.00	11-1-2061	500,000	454,666
New York State Urban Development Corp. State of New York Sales Tax Revenue Series A	4.00	3-15-2042	5,000,000	4,981,904
State of New York Mortgage Agency Series 235 AMT	0.55	10-1-2023	760,000	754,097
State of New York Mortgage Agency Series 235 AMT	0.65	4-1-2024	710,000	693,748
State of New York Mortgage Agency Series 235 AMT	0.75	10-1-2024	825,000	794,642
State of New York Mortgage Agency Series 235 AMT	0.88	4-1-2025	1,705,000	1,619,985
State of New York Mortgage Agency Series 235 AMT	1.00	10-1-2025	2,415,000	2,270,357
State of New York Mortgage Agency Series 235 AMT	1.05	4-1-2026	1,275,000	1,185,666
State of New York Mortgage Agency Series 235 AMT	1.15	10-1-2026	1,335,000	1,232,018
				28,927,797
Industrial development revenue: 1.27%
New York Liberty Development Corp. One Bryant Park LLC	2.80	9-15-2069	2,000,000	1,821,956
New York Transportation Development Corp. American Airlines, Inc. AMT	2.25	8-1-2026	1,625,000	1,564,463
New York Transportation Development Corp. Delta Air Lines, Inc. AMT	5.00	10-1-2035	9,250,000	9,683,509
New York Transportation Development Corp. Delta Air Lines, Inc. Series A AMT	5.00	1-1-2026	11,030,000	11,268,218
New York Transportation Development Corp. Empire State Thruway Partners LLC AMT	2.50	10-31-2031	750,000	625,520
New York Transportation Development Corp. Empire State Thruway Partners LLC AMT	4.00	10-31-2034	500,000	493,015
				25,456,681
Miscellaneous revenue: 0.79%
New York City Industrial Development Agency Queens Ballpark Co. LLC Series A (AGM Insured)	5.00	1-1-2025	1,250,000	1,280,572
New York City Industrial Development Agency Queens Ballpark Co. LLC Series A (AGM Insured)	5.00	1-1-2030	1,750,000	1,941,453
RBC Municipal Products, Inc. Trust Series 2022-E-154 (Royal Bank of Canada LOC, Royal Bank of Canada LIQ)144Aø	4.11	6-1-2028	5,000,000	5,000,000
The accompanying notes are an integral part of these financial statements.
36 | Allspring Strategic Municipal Bond Fund

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Miscellaneous revenue (continued)
Triborough Bridge & Tunnel Authority Metropolitan Transportation Authority Payroll Mobility Tax Revenue Series A2øø	2.00%	5-15-2045	$7,900,000	$7,214,315
Western Regional Off-Track Betting Corp.144A	3.00	12-1-2026	490,000	453,269
				15,889,609
Resource recovery revenue: 0.09%
New York State Environmental Facilities Corp. Casella Waste Systems, Inc. Series R-1 AMTøø	2.75	9-1-2050	2,000,000	1,921,181
Tax revenue: 0.15%
New York City Transitional Finance Authority Future Tax Secured Revenue Series A1	4.00	8-1-2041	3,000,000	2,986,870
Transportation revenue: 1.25%
Metropolitan Transportation Authority Series Aøø	5.00	11-15-2048	800,000	808,372
Metropolitan Transportation Authority Series C	5.00	11-15-2024	3,535,000	3,601,103
Metropolitan Transportation Authority Series G1F (U.S. SOFR+0.43%)±	3.82	11-1-2026	990,000	979,938
Metropolitan Transportation Authority Series G3 (SIFMA Municipal Swap+0.43%)±	4.44	11-1-2031	20,000,000	19,662,526
				25,051,939
Utilities revenue: 0.50%
Long Island Power Authority Series Bøø	0.85	9-1-2050	3,000,000	2,810,921
Long Island Power Authority Series Bøø	1.50	9-1-2051	3,500,000	3,242,025
New York State Energy Research & Development Authority Electric & Gas Corp. Series C%%	4.00	4-1-2034	4,000,000	4,025,803
				10,078,749
Water & sewer revenue: 0.30%
New York City Municipal Water Finance Authority New York City Water & Sewer System Series AA	4.00	6-15-2040	6,000,000	6,021,122
				173,298,516
North Carolina: 0.36%
Education revenue: 0.08%
North Carolina Capital Facilities Finance Agency Campbell University, Inc. Series A	5.00	10-1-2028	450,000	470,488
North Carolina Capital Facilities Finance Agency Campbell University, Inc. Series A	5.00	10-1-2029	550,000	580,441
North Carolina Capital Facilities Finance Agency Campbell University, Inc. Series A	5.00	10-1-2030	450,000	478,149
				1,529,078
Health revenue: 0.24%
Charlotte-Mecklenburg Hospital Authority Atrium Health Obligated Group Series Eøø	0.80	1-15-2048	2,000,000	1,842,084
North Carolina Medical Care Commission Friends Homes Obligated Group Series B1	2.55	9-1-2026	1,575,000	1,457,070
The accompanying notes are an integral part of these financial statements.
Allspring Strategic Municipal Bond Fund  | 37

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Health revenue (continued)
North Carolina Medical Care Commission Lutheran Services for the Aging, Inc. Obligated Group Series A	4.00%	3-1-2029	$275,000	$257,582
North Carolina Medical Care Commission Lutheran Services for the Aging, Inc. Obligated Group Series A	4.00	3-1-2030	285,000	263,525
North Carolina Medical Care Commission Lutheran Services for the Aging, Inc. Obligated Group Series A	4.00	3-1-2031	290,000	265,825
North Carolina Medical Care Commission Lutheran Services for the Aging, Inc. Obligated Group Series A	4.00	3-1-2036	900,000	762,598
				4,848,684
Industrial development revenue: 0.04%
Columbus County Industrial Facilities & Pollution Control Financing Authority International Paper Co. Series Bøø	2.00	11-1-2033	850,000	830,430
				7,208,192
North Dakota: 0.82%
GO revenue: 0.65%
Cass County Joint Water Resource District Series A	0.48	5-1-2024	2,500,000	2,406,559
McKenzie County Public School District No. 1 Series A	5.00	8-1-2025	960,000	989,308
McKenzie County Public School District No. 1 Series A	5.00	8-1-2026	1,115,000	1,169,251
McKenzie County Public School District No. 1 Series A	5.00	8-1-2027	1,170,000	1,247,692
McKenzie County Public School District No. 1 Series A	5.00	8-1-2028	1,225,000	1,326,505
McKenzie County Public School District No. 1 Series A	5.00	8-1-2029	1,290,000	1,397,223
McKenzie County Public School District No. 1 Series A	5.00	8-1-2030	1,355,000	1,468,583
McKenzie County Public School District No. 1 Series A	5.00	8-1-2031	1,420,000	1,539,222
McKenzie County Public School District No. 1 Series A	5.00	8-1-2032	1,490,000	1,613,844
				13,158,187
Health revenue: 0.17%
City of Grand Forks Altru Health System Obligated Group	5.00	12-1-2029	1,650,000	1,720,060
City of Grand Forks Altru Health System Obligated Group	5.00	12-1-2030	1,600,000	1,676,058
				3,396,118
				16,554,305
Ohio: 2.12%
Airport revenue: 0.11%
Port of Greater Cincinnati Development Authorityøø	4.38	6-15-2056	2,340,000	2,244,754
Education revenue: 0.04%
Allen County Port Authority University of Northwestern Ohio Series A	4.00	12-1-2031	710,000	688,299
Health revenue: 0.27%
County of Hamilton	5.00	9-15-2028	650,000	658,596
County of Hamilton UC Health Obligated Group	5.00	9-15-2027	615,000	619,923
County of Montgomery Premier Health Partners Obligated Group Series A	5.00	11-15-2033	4,000,000	4,185,122
				5,463,641
The accompanying notes are an integral part of these financial statements.
38 | Allspring Strategic Municipal Bond Fund

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Resource recovery revenue: 0.24%
Ohio Air Quality Development Authority American Electric Power Co., Inc. Series C AMTøø	2.10%	12-1-2027	$4,930,000	$4,768,226
Tax revenue: 0.33%
City of Akron Income Tax Revenue	4.00	12-1-2029	4,515,000	4,762,388
City of Akron Income Tax Revenue	4.00	12-1-2030	1,830,000	1,919,206
				6,681,594
Utilities revenue: 0.83%
American Municipal Power, Inc. AMP Fremont Energy Center Revenue Series A	5.00	2-15-2031	1,700,000	1,924,387
Lancaster Port Authority Series A (Royal Bank of Canada LIQ)øø	5.00	8-1-2049	6,355,000	6,452,023
Ohio Air Quality Development Authority Ohio Valley Electric Corp. Series A	3.25	9-1-2029	7,000,000	6,526,889
Ohio Air Quality Development Authority Ohio Valley Electric Corp. Series Cøø	1.50	2-1-2026	2,000,000	1,827,480
				16,730,779
Water & sewer revenue: 0.30%
City of Columbus Sewerage Revenue	5.00	6-1-2031	5,825,000	5,970,399
				42,547,692
Oklahoma: 0.79%
Education revenue: 0.24%
Oklahoma Development Finance Authority Oklahoma City University Obligated Group	5.00	8-1-2025	925,000	933,671
Oklahoma Development Finance Authority Oklahoma City University Obligated Group	5.00	8-1-2026	975,000	991,043
Oklahoma Development Finance Authority Oklahoma City University Obligated Group	5.00	8-1-2027	1,370,000	1,403,097
Oklahoma Development Finance Authority Oklahoma City University Obligated Group	5.00	8-1-2028	715,000	737,374
Oklahoma Development Finance Authority Oklahoma City University Obligated Group	5.00	8-1-2029	755,000	783,749
				4,848,934
Housing revenue: 0.34%
Carter County Public Facilities Authority Dickson Public Schools Project	4.00	9-1-2025	350,000	355,578
Carter County Public Facilities Authority Independent School District No 19 Ardmore	5.00	9-1-2025	365,000	373,527
Muskogee Industrial Trust Muskogee County Independent School District No. 20	4.00	9-1-2028	2,500,000	2,497,777
Muskogee Industrial Trust Muskogee County Independent School District No. 20	5.00	9-1-2024	890,000	903,494
The accompanying notes are an integral part of these financial statements.
Allspring Strategic Municipal Bond Fund  | 39

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Housing revenue (continued)
Muskogee Industrial Trust Muskogee County Independent School District No. 20	5.00%	9-1-2025	$855,000	$874,263
Muskogee Industrial Trust Muskogee County Independent School District No. 20	5.00	9-1-2026	1,810,000	1,865,805
				6,870,444
Tax revenue: 0.21%
Tulsa Public Facilities Authority City of Tulsa	4.00	10-1-2027	4,050,000	4,167,892
				15,887,270
Oregon: 0.85%
Airport revenue: 0.06%
Port of Portland Airport Revenue Series 28 AMT	5.00	7-1-2024	1,125,000	1,138,037
Health revenue: 0.79%
Hospital Facilities Authority of Multnomah County Terwilliger Plaza, Inc. Obligated Group	0.95	6-1-2027	1,900,000	1,658,988
Hospital Facilities Authority of Multnomah County Oregon Adventist Health System/West Obligated Groupøø	5.00	3-1-2040	9,500,000	9,630,033
Oregon State Facilities Authority Samaritan Health Services, Inc. Obligated Group Series A	5.00	10-1-2025	400,000	408,668
Oregon State Facilities Authority Samaritan Health Services, Inc. Obligated Group Series A	5.00	10-1-2026	125,000	128,990
Oregon State Facilities Authority Samaritan Health Services, Inc. Obligated Group Series A	5.00	10-1-2027	300,000	312,501
Oregon State Facilities Authority Samaritan Health Services, Inc. Obligated Group Series A	5.00	10-1-2031	1,750,000	1,814,072
Yamhill County Hospital Authority Friendsview Manor Obligated Group Series A	5.00	11-15-2036	1,220,000	1,092,305
Yamhill County Hospital Authority Friendsview Manor Obligated Group Series B2	2.13	11-15-2027	1,000,000	903,915
				15,949,472
				17,087,509
Pennsylvania: 5.55%
Airport revenue: 0.50%
Allegheny County Airport Authority Series A AMT	5.00	1-1-2029	4,000,000	4,278,436
Allegheny County Airport Authority Series A AMT	5.00	1-1-2030	3,000,000	3,247,568
Allegheny County Airport Authority Series A AMT	5.00	1-1-2031	2,250,000	2,462,241
				9,988,245
Education revenue: 1.11%
Chester County IDA Avon Grove Charter School Series A	4.00	12-15-2027	1,260,000	1,234,105
Chester County IDA Collegium Charter School144A	5.00	10-15-2032	3,025,000	2,993,796
General Authority of Southcentral Pennsylvania York College of Pennsylvania Series TT2	5.00	5-1-2029	245,000	266,054
General Authority of Southcentral Pennsylvania York College of Pennsylvania Series TT2	5.00	5-1-2030	395,000	434,714
The accompanying notes are an integral part of these financial statements.
40 | Allspring Strategic Municipal Bond Fund

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Education revenue (continued)
General Authority of Southcentral Pennsylvania York College of Pennsylvania Series TT2	5.00%	5-1-2031	$485,000	$540,258
Lehigh County General Purpose Authority Lehigh Valley Academy Regional Charter School	4.00	6-1-2030	1,175,000	1,157,005
Pennsylvania Higher Education Assistance Agency Series A	5.00	6-1-2028	600,000	629,802
Pennsylvania Higher Education Assistance Agency Series A	5.00	6-1-2030	800,000	857,913
Philadelphia IDA144A%%	5.00	6-15-2033	2,000,000	2,010,780
Philadelphia IDA144A%%	5.38	6-15-2038	500,000	497,690
Philadelphia IDA Independence Charter School West	4.00	6-15-2029	300,000	285,470
Philadelphia IDA Mathematics Science & Technology Community Charter School Series A	4.50	8-1-2026	1,400,000	1,401,018
Philadelphia IDA Mathematics Science & Technology Community Charter School Series B	4.88	8-1-2026	920,000	925,597
Philadelphia IDA Thomas Jefferson University Obligated Group Series Bø	4.45	9-1-2050	9,000,000	9,000,000
				22,234,202
GO revenue: 0.78%
Armstrong School District Series A (BAM Insured)	5.00	3-15-2027	745,000	798,600
Armstrong School District Series A (BAM Insured)	5.00	3-15-2029	920,000	1,023,303
City of Scranton144A	5.00	9-1-2023	1,355,000	1,354,062
Laurel Highlands School District (BAM Insured)	3.00	2-1-2030	675,000	669,088
Laurel Highlands School District (BAM Insured)	4.00	2-1-2027	980,000	1,003,302
Laurel Highlands School District (BAM Insured)	4.00	2-1-2029	1,150,000	1,191,045
Lower Moreland Township School District	4.00	11-1-2043	1,000,000	989,281
Penn Hills School District (BAM Insured)	5.00	11-15-2023	1,025,000	1,029,988
School District of Philadelphia Series A	5.00	9-1-2030	2,500,000	2,741,358
School District of Philadelphia Series A	5.00	9-1-2031	2,500,000	2,719,672
Scranton School District Series A	5.00	6-1-2024	750,000	759,065
Scranton School District Series B (NPFGC Insured)	5.00	6-1-2024	665,000	674,702
Scranton School District Series B (NPFGC Insured)	5.00	6-1-2025	710,000	732,141
				15,685,607
Health revenue: 0.65%
Berks County Municipal Authority Tower Health Obligated Group Series Bøø	5.00	2-1-2040	6,000,000	4,209,388
Bucks County IDA Grand View Hospital/Sellersville Obligated Group	5.00	7-1-2026	1,350,000	1,326,858
Bucks County IDA Grand View Hospital/Sellersville Obligated Group	5.00	7-1-2028	1,500,000	1,472,717
Bucks County IDA Grand View Hospital/Sellersville Obligated Group	5.00	7-1-2031	1,120,000	1,095,351
Bucks County IDA St. Luke’s Hospital Obligated Group	4.00	8-15-2031	750,000	757,090
Bucks County IDA St. Luke’s Hospital Obligated Group	4.00	8-15-2032	1,390,000	1,395,614
Lancaster IDA	4.00	7-1-2037	345,000	291,649
Lancaster IDA Landis Homes Obligated Group	4.00	7-1-2031	390,000	354,945
The accompanying notes are an integral part of these financial statements.
Allspring Strategic Municipal Bond Fund  | 41

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Health revenue (continued)
Pennsylvania EDFA UPMC Obligated Group Series A	4.00%	11-15-2042	$1,000,000	$967,529
Westmoreland County IDA Excela Health Obligated Group Series A	5.00	7-1-2027	1,200,000	1,232,157
				13,103,298
Housing revenue: 1.24%
East Hempfield Township IDA Student Services, Inc.	5.00	7-1-2025	555,000	564,969
Pennsylvania EDFA Commonwealth of Pennsylvania Department of Transportation AMT	5.00	6-30-2032	2,770,000	3,049,510
Pennsylvania Housing Finance Agency Series 128A AMT	4.75	4-1-2033	875,000	874,744
Pennsylvania Housing Finance Agency Series 142	4.20	10-1-2035	4,475,000	4,532,486
Pennsylvania Housing Finance Agency Series 142	4.50	10-1-2038	5,800,000	5,858,126
Pennsylvania Housing Finance Agency Series 142	5.50	10-1-2053	3,000,000	3,188,792
Pennsylvania Housing Finance Agency LIH Wilkes-Barre LP (Department of Housing and Urban Development Insured)øø	1.25	2-1-2025	7,000,000	6,882,729
				24,951,356
Miscellaneous revenue: 0.04%
Delaware Valley Regional Finance Authority Series B (Ambac Insured)	5.70	7-1-2027	675,000	742,709
Delaware Valley Regional Finance Authority Series C (Ambac Insured)	7.75	7-1-2027	125,000	147,102
				889,811
Resource recovery revenue: 0.66%
Pennsylvania EDFA Waste Management, Inc. Series A AMTøø	1.75	8-1-2038	13,500,000	13,179,996
Tax revenue: 0.11%
Allentown Neighborhood Improvement Zone Development Authority	5.00	5-1-2029	500,000	525,405
Allentown Neighborhood Improvement Zone Development Authority	5.00	5-1-2030	500,000	528,069
Allentown Neighborhood Improvement Zone Development Authority	5.00	5-1-2031	550,000	583,843
Allentown Neighborhood Improvement Zone Development Authority	5.00	5-1-2032	600,000	639,768
				2,277,085
Transportation revenue: 0.18%
Lancaster City Parking Authority Series A (BAM Insured)	4.00	9-1-2027	570,000	586,426
Lancaster City Parking Authority Series A (BAM Insured)	4.00	9-1-2028	1,185,000	1,218,442
Lancaster City Parking Authority Series A (BAM Insured)	4.00	9-1-2029	410,000	421,489
Lancaster City Parking Authority Series A (BAM Insured)	4.00	9-1-2030	425,000	436,969
Lancaster City Parking Authority Series A (BAM Insured)	4.00	9-1-2031	440,000	451,903
Lancaster City Parking Authority Series A (BAM Insured)	4.00	9-1-2032	460,000	471,993
				3,587,222
The accompanying notes are an integral part of these financial statements.
42 | Allspring Strategic Municipal Bond Fund

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Water & sewer revenue: 0.28%
Luzerne County IDA Pennsylvania-American Water Co. AMTøø	2.45%	12-1-2039	$3,250,000	$2,986,311
Pittsburgh Water & Sewer Authority Series C (AGM Insured) (SIFMA Municipal Swap+0.65%)±	4.66	9-1-2040	2,670,000	2,670,168
				5,656,479
				111,553,301
Puerto Rico: 0.20%
Water & sewer revenue: 0.20%
Puerto Rico Commonwealth Aqueduct & Sewer Authority Series A144A	4.00	7-1-2023	4,000,000	4,000,000
Rhode Island: 0.12%
GO revenue: 0.07%
City of Providence Series A	5.00	1-15-2024	400,000	402,777
City of Providence Series A	5.00	1-15-2025	450,000	460,287
City of Providence Series A	5.00	1-15-2026	450,000	467,126
				1,330,190
Housing revenue: 0.05%
Providence Public Building Authority Series A (AGM Insured)	4.00	9-15-2023	1,000,000	1,001,253
Rhode Island Housing & Mortgage Finance Corp. Series 10-A	6.50	4-1-2027	15,000	15,029
				1,016,282
				2,346,472
South Carolina: 0.26%
Education revenue: 0.01%
South Carolina Jobs-EDA York Preparatory Academy, Inc. Series A144A	5.75	11-1-2023	145,000	146,003
Miscellaneous revenue: 0.02%
County of Berkeley Nexton Improvement District	4.00	11-1-2030	425,000	399,432
Resource recovery revenue: 0.08%
South Carolina Jobs-EDA RePower South Berkeley LLC†	8.00	12-6-2029	260,000	213,075
South Carolina Jobs-EDA RePower South Berkeley LLC Series A AMT144A†	5.25	2-1-2027	3,310,000	1,324,000
				1,537,075
Utilities revenue: 0.15%
South Carolina Public Service Authority Series A	5.00	12-1-2031	2,850,000	3,113,230
				5,195,740
South Dakota: 0.38%
Health revenue: 0.38%
South Dakota HEFA Avera Health Obligated Group Series Aøø	5.00	7-1-2033	7,675,000	7,742,137
The accompanying notes are an integral part of these financial statements.
Allspring Strategic Municipal Bond Fund  | 43

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Tennessee: 1.03%
Housing revenue: 0.39%
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board Richland Hills Housing Partners LP (Department of Housing and Urban Development Insured)øø	1.25%	12-1-2024	$8,000,000	$7,919,755
Utilities revenue: 0.64%
Tennergy Corp. Series Aøø	4.00	12-1-2051	1,190,000	1,174,074
Tennergy Corp. Series Aøø	5.50	10-1-2053	8,010,000	8,480,156
Tennessee Energy Acquisition Corp.øø	4.00	11-1-2049	2,210,000	2,197,966
Tennessee Energy Acquisition Corp. Series B	5.63	9-1-2026	925,000	950,593
				12,802,789
				20,722,544
Texas: 8.06%
Airport revenue: 0.56%
City of El Paso Airport Revenue	5.00	8-15-2023	690,000	691,239
City of El Paso Airport Revenue	5.00	8-15-2024	725,000	739,137
City of El Paso Airport Revenue	5.00	8-15-2027	835,000	900,719
City of El Paso Airport Revenue	5.00	8-15-2028	880,000	967,897
City of El Paso Airport Revenue	5.00	8-15-2029	920,000	1,024,187
City of El Paso Airport Revenue	5.00	8-15-2030	970,000	1,096,959
City of Houston Airport System Revenue United Airlines, Inc. Series A AMT	5.00	7-1-2027	1,750,000	1,771,080
Dallas Fort Worth International Airport Series B	5.00	11-1-2024	4,000,000	4,091,614
				11,282,832
Education revenue: 2.05%
Alamo Community College Districtøø	1.70	11-1-2042	320,000	310,393
Arlington Higher Education Finance Corp. BASIS Texas Charter Schools, Inc.144Aøø	4.50	6-15-2056	1,500,000	1,486,525
Arlington Higher Education Finance Corp. BASIS Texas Charter Schools, Inc. Series A144Aøø	4.88	6-15-2056	2,195,000	2,197,618
Arlington Higher Education Finance Corp. Harmony Public Schools Series A	4.00	2-15-2029	300,000	310,357
Arlington Higher Education Finance Corp. Harmony Public Schools Series A	4.00	2-15-2030	305,000	316,776
Arlington Higher Education Finance Corp. Harmony Public Schools Series A	4.00	2-15-2031	315,000	327,908
Arlington Higher Education Finance Corp. School of Excellence in Education Series A	4.00	2-15-2031	1,240,000	1,101,341
Arlington Higher Education Finance Corp. School of Excellence in Education Series A144A	5.00	2-15-2032	500,000	473,155
Arlington Higher Education Finance Corp. Wayside Schools Series A	4.00	8-15-2029	80,000	75,305
Arlington Higher Education Finance Corp. Wayside Schools Series A	4.00	8-15-2030	85,000	79,189
Arlington Higher Education Finance Corp. Wayside Schools Series A	4.00	8-15-2031	80,000	73,709
The accompanying notes are an integral part of these financial statements.
44 | Allspring Strategic Municipal Bond Fund

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Education revenue (continued)
Arlington Higher Education Finance Corp. Wayside Schools Series A	5.00%	8-15-2023	$155,000	$154,919
Arlington Higher Education Finance Corp. Wayside Schools Series A	5.00	8-15-2024	195,000	194,262
Arlington Higher Education Finance Corp. Wayside Schools Series A	5.00	8-15-2025	205,000	203,493
Arlington Higher Education Finance Corp. Wayside Schools Series A	5.00	8-15-2026	200,000	198,458
Arlington Higher Education Finance Corp. Wayside Schools Series A	5.00	8-15-2027	205,000	203,488
Arlington Higher Education Finance Corp. Wayside Schools Series A	5.00	8-15-2028	75,000	74,596
Clifton Higher Education Finance Corp. IDEA Public Schools Series A	5.00	8-15-2029	315,000	336,669
Clifton Higher Education Finance Corp. IDEA Public Schools Series A	5.00	8-15-2030	385,000	414,882
Clifton Higher Education Finance Corp. IDEA Public Schools Series A	5.00	8-15-2031	435,000	471,946
Clifton Higher Education Finance Corp. IDEA Public Schools Series A	5.00	8-15-2032	515,000	562,143
Clifton Higher Education Finance Corp. International Leadership of Texas, Inc. Series A	4.63	8-15-2025	5,400,000	5,345,816
Clifton Higher Education Finance Corp. International Leadership of Texas, Inc. Series A	6.00	3-1-2029	2,126,000	2,138,830
Clifton Higher Education Finance Corp. International Leadership of Texas, Inc. Series D	5.00	8-15-2025	6,565,000	6,547,768
Clifton Higher Education Finance Corp. Uplift Education Series A	4.00	12-1-2025	1,500,000	1,471,902
Clifton Higher Education Finance Corp. Valor Texas Education Foundation Series A144A	5.50	6-15-2033	5,000,000	5,012,571
Hale Center Education Facilities Corp. Wayland Baptist University	5.00	3-1-2028	1,635,000	1,690,545
Hale Center Education Facilities Corp. Wayland Baptist University	5.00	3-1-2029	1,015,000	1,056,924
Hale Center Education Facilities Corp. Wayland Baptist University	5.00	3-1-2030	2,040,000	2,134,804
New Hope Cultural Education Facilities Finance Corp. Cumberland Academy, Inc. Series A144A	4.00	8-15-2030	1,735,000	1,593,052
Newark Higher Education Finance Corp. A+ Charter Schools, Inc. Series A144A	4.63	8-15-2025	730,000	732,070
Odessa Junior College District (AGM Insured)	4.00	7-1-2029	650,000	687,836
Odessa Junior College District (AGM Insured)	4.00	7-1-2030	870,000	929,620
Odessa Junior College District (AGM Insured)	4.00	7-1-2031	220,000	237,036
Odessa Junior College District (AGM Insured)	4.00	7-1-2032	460,000	491,135
Odessa Junior College District (AGM Insured)	4.00	7-1-2033	710,000	754,602
Odessa Junior College District (AGM Insured)	4.00	7-1-2034	500,000	528,928
Odessa Junior College District (AGM Insured)	4.00	7-1-2035	290,000	304,989
				41,225,560
GO revenue: 1.69%
Brazosport Independent School District Series A	4.00	2-15-2029	2,355,000	2,435,473
City of Houston Series A	4.00	3-1-2044	2,500,000	2,477,493
City of Lewisville	4.00	2-15-2041	2,975,000	2,969,620
The accompanying notes are an integral part of these financial statements.
Allspring Strategic Municipal Bond Fund  | 45

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
GO revenue (continued)
Cypress-Fairbanks Independent School District Series B1øø	0.28%	2-15-2040	$2,735,000	$2,628,161
Fort Bend Independent School District Series Bøø	0.72	8-1-2051	1,265,000	1,121,948
Grapevine-Colleyville Independent School District	5.00	8-15-2034	2,890,000	2,999,862
Grapevine-Colleyville Independent School District	5.00	8-15-2035	1,600,000	1,656,509
Leander Independent School District Series C CAB¤	0.00	8-15-2035	2,975,000	1,650,262
Northside Independent School Districtøø	2.75	8-1-2048	11,275,000	11,262,817
Northwest Independent School District	5.00	2-15-2032	1,750,000	1,799,926
State of Texas	5.00	4-1-2027	3,010,000	3,050,425
				34,052,496
Health revenue: 0.26%
Harris County Cultural Education Facilities Finance Corp. Texas Medical Center Obligated Group Series Aøø	0.90	5-15-2050	1,500,000	1,410,485
New Hope Cultural Education Facilities Finance Corp. Children’s Health System of Texas Obligated Group Series A	5.00	8-15-2026	2,000,000	2,107,253
New Hope Cultural Education Facilities Finance Corp. Presbyterian Village North Obligated Group	5.00	10-1-2023	1,570,000	1,568,333
Tarrant County Cultural Education Facilities Finance Corp. MRC Senior Living Fort Worth Obligated Group Series B2	3.00	11-15-2026	100,000	95,576
				5,181,647
Housing revenue: 0.27%
County of Wise	5.00	8-15-2028	1,630,000	1,723,905
County of Wise	5.00	8-15-2031	680,000	731,068
County of Wise	5.00	8-15-2034	980,000	1,037,523
County of Wise Weatherford College of the Parker County Junior College District	5.00	8-15-2025	505,000	520,164
New Hope Cultural Education Facilities Finance Corp. CHF- Stephenville III LLC Series A	5.00	4-1-2025	480,000	494,831
Travis County Housing Finance Corp. Austin Gateway Apartments LPøø	4.13	6-1-2045	1,000,000	1,001,380
				5,508,871
Industrial development revenue: 0.56%
Brazoria County Industrial Development Corp. Aleon Renewable Metals LLC AMT144Aøø	10.00	6-1-2042	3,000,000	2,867,758
Harris County Industrial Development Corp. Energy Transfer LPøø	4.05	11-1-2050	6,000,000	6,035,991
Port Beaumont Navigation District Jefferson 2020 Bond Lessee & Borrower LLC Obligated Group Series A AMT144A	2.50	1-1-2030	800,000	648,305
Port Beaumont Navigation District Jefferson 2020 Bond Lessee & Borrower LLC Obligated Group Series A AMT144A	2.63	1-1-2031	800,000	635,684
Port Beaumont Navigation District Jefferson 2020 Bond Lessee & Borrower LLC Obligated Group Series A AMT144A	2.75	1-1-2036	1,500,000	1,064,119
				11,251,857
The accompanying notes are an integral part of these financial statements.
46 | Allspring Strategic Municipal Bond Fund

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Miscellaneous revenue: 0.16%
Lower Colorado River Authority LCRA Transmission Services Corp.	5.00%	5-15-2028	$1,845,000	$1,867,674
Lower Colorado River Authority LCRA Transmission Services Corp. Series A (AGM Insured)	4.00	5-15-2043	1,250,000	1,235,395
				3,103,069
Resource recovery revenue: 0.25%
Brazoria County Industrial Development Corp. Aleon Renewable Metals LLC AMT144A	12.00	6-1-2043	5,000,000	4,999,677
Transportation revenue: 0.43%
Central Texas Regional Mobility Authority Series F BAN	5.00	1-1-2025	2,000,000	2,027,095
County of Harris Series B	5.00	8-15-2026	1,280,000	1,321,768
Texas Private Activity Bond Surface Transportation Corp. NTE Mobility Partners LLC Series A	5.00	12-31-2030	1,000,000	1,062,276
Texas Private Activity Bond Surface Transportation Corp. NTE Mobility Partners LLC Series A	5.00	12-31-2032	1,000,000	1,060,910
Texas Private Activity Bond Surface Transportation Corp. NTE Mobility Partners LLC Series A	5.00	12-31-2033	3,000,000	3,177,097
				8,649,146
Utilities revenue: 0.41%
City of San Antonio Electric & Gas Systems Revenueøø	1.75	2-1-2049	4,250,000	4,012,877
Lower Colorado River Authority (AGM Insured)	5.00	5-15-2029	1,745,000	1,947,207
Lower Colorado River Authority (AGM Insured)	5.00	5-15-2030	990,000	1,123,849
Texas Municipal Gas Acquisition & Supply Corp. III	5.00	12-15-2024	1,100,000	1,112,558
				8,196,491
Water & sewer revenue: 1.42%
City of Dallas Waterworks & Sewer System Revenue Series A	5.00	10-1-2029	16,225,000	17,152,541
City of Fort Worth Water & Sewer System Revenue	4.13	2-15-2046	3,000,000	2,971,993
City of Garland Water & Sewer System Revenue	4.00	3-1-2041	2,255,000	2,229,707
City of Garland Water & Sewer System Revenue	4.00	3-1-2042	1,185,000	1,165,913
Texas Water Development Board State Water Implementation Revenue Fund for Texas	4.00	10-15-2045	5,000,000	4,998,511
				28,518,665
				161,970,311
Utah: 0.53%
Airport revenue: 0.20%
City of Salt Lake City Airport Revenue Series A AMT	5.00	7-1-2029	1,000,000	1,067,554
City of Salt Lake City Airport Revenue Series A AMT	5.00	7-1-2031	2,705,000	2,883,904
				3,951,458
The accompanying notes are an integral part of these financial statements.
Allspring Strategic Municipal Bond Fund  | 47

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Education revenue: 0.05%
Utah Charter School Finance Authority Freedom Academy Foundation Series A144A	3.25%	6-15-2031	$540,000	$480,948
Utah Charter School Finance Authority Ronald Wilson Reagan Academy Series A144A	3.50	2-15-2026	655,000	632,289
				1,113,237
Health revenue: 0.08%
County of Utah Intermountain Healthcare Obligated Group Series A	4.00	5-15-2043	1,635,000	1,586,828
Miscellaneous revenue: 0.20%
Mida Mountain Village Public Infrastructure District Mountain Village Assessment Area No 2144A	4.00	8-1-2024	1,000,000	990,651
Mida Mountain Village Public Infrastructure District Mountain Village Assessment Area No. 2144A	4.00	8-1-2026	1,000,000	969,251
Mida Mountain Village Public Infrastructure District Mountain Village Assessment Area No. 2144A	4.00	8-1-2028	1,000,000	955,599
Mida Mountain Village Public Infrastructure District Mountain Village Assessment Area No. 2144A	4.00	8-1-2029	580,000	549,643
Mida Mountain Village Public Infrastructure District Mountain Village Assessment Area No. 2144A	4.00	8-1-2030	680,000	638,492
				4,103,636
				10,755,159
Vermont: 0.07%
Housing revenue: 0.07%
Vermont Housing Finance Agency Series A (GNMA / FNMA / FHLMC Insured)	3.75	11-1-2050	1,365,000	1,345,836
Virginia: 1.48%
Education revenue: 0.05%
Virginia College Building Authority Regent University	5.00	6-1-2029	330,000	344,604
Virginia College Building Authority Regent University	5.00	6-1-2030	350,000	367,524
Virginia College Building Authority Regent University	5.00	6-1-2031	300,000	316,358
				1,028,486
GO revenue: 0.13%
County of Arlington Series A	4.00	8-1-2040	2,500,000	2,526,475
Health revenue: 0.03%
Roanoke EDA Richfield Living Obligated Group Series 2020†	4.30	9-1-2030	770,000	584,483
Transportation revenue: 0.75%
Toll Road Investors Partnership II LP Series 1999B (NPFGC Insured)144A¤	0.00	2-15-2029	10,000,000	6,762,132
Virginia Small Business Financing Authority 95 Express Lanes LLC AMT	5.00	1-1-2032	3,225,000	3,488,803
The accompanying notes are an integral part of these financial statements.
48 | Allspring Strategic Municipal Bond Fund

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Transportation revenue (continued)
Virginia Small Business Financing Authority 95 Express Lanes LLC AMT	5.00%	7-1-2032	$2,800,000	$3,027,208
Virginia Small Business Financing Authority Elizabeth River Crossings OpCo LLC AMT	4.00	7-1-2029	1,750,000	1,755,369
				15,033,512
Utilities revenue: 0.52%
Louisa IDA Virginia Electric & Power Co. Series Cøø	1.65	11-1-2035	2,000,000	1,946,378
Wise County IDA Virginia Electric & Power Co. Series Aøø	0.75	10-1-2040	5,000,000	4,583,007
York County EDA Virginia Electric & Power Co. Series Aøø	3.65	5-1-2033	4,000,000	3,984,004
				10,513,389
				29,686,345
Washington: 2.39%
Airport revenue: 0.10%
Port of Seattle Series A AMT	5.00	5-1-2036	2,030,000	2,102,377
GO revenue: 0.12%
State of Washington	5.00	6-1-2029	1,000,000	1,126,688
State of Washington	5.00	6-1-2030	1,150,000	1,319,668
				2,446,356
Health revenue: 1.20%
Skagit County Public Hospital District No. 1	5.00	12-1-2029	3,975,000	4,095,708
Washington Health Care Facilities Authority CommonSpirit Health Obligated Group Series B-2 (SIFMA Municipal Swap+1.40%)±	5.41	1-1-2035	11,000,000	11,004,241
Washington Health Care Facilities Authority CommonSpirit Health Obligated Group Series B3øø	5.00	8-1-2049	3,000,000	3,091,855
Washington Health Care Facilities Authority Providence St. Joseph Health Obligated Group Series D	5.00	10-1-2038	3,000,000	3,003,116
Washington Health Care Facilities Authority Providence St. Joseph Health Obligated Group Series D	5.00	10-1-2041	1,000,000	1,000,706
Washington State Housing Finance Commission Eliseo Obligated Group Series B-2144A	2.13	7-1-2027	1,500,000	1,351,331
Washington State Housing Finance Commission Spokane United Methodist Homes Obligated Group Series B2144A	3.00	7-1-2027	535,000	535,000
				24,081,957
Housing revenue: 0.72%
King County Housing Authority	2.00	10-1-2033	600,000	507,363
King County Housing Authority	2.13	10-1-2036	2,000,000	1,571,435
King County Housing Authority	4.00	10-1-2029	225,000	231,781
King County Housing Authority	4.00	10-1-2030	200,000	206,398
King County Housing Authority	4.00	10-1-2031	290,000	297,231
Seattle Housing Authority Northgate Plaza Project	1.00	6-1-2026	2,000,000	1,829,585
Snohomish County Housing Authority	5.00	4-1-2027	1,130,000	1,195,596
Snohomish County Housing Authority	5.00	4-1-2028	1,610,000	1,729,731
The accompanying notes are an integral part of these financial statements.
Allspring Strategic Municipal Bond Fund  | 49

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Housing revenue (continued)
Snohomish County Housing Authority	5.00%	4-1-2029	$1,690,000	$1,841,169
Washington State Housing Finance Commission Downtowner Apartments Project (FHLMC LIQ)	3.70	7-1-2030	5,000,000	5,033,940
				14,444,229
Tax revenue: 0.09%
Central Puget Sound Regional Transit Authority Series S-1	5.00	11-1-2050	810,000	847,265
Central Puget Sound Regional Transit Authority Sales & Rental Car Taxes Revenue Series S-1	5.00	11-1-2036	1,000,000	1,046,006
				1,893,271
Utilities revenue: 0.16%
City of Seattle Municipal Light & Power Revenue Series B (SIFMA Municipal Swap+0.25%)±	4.26	5-1-2045	3,250,000	3,195,525
				48,163,715
West Virginia: 0.48%
Education revenue: 0.05%
West Virginia University Series Bøø	5.00	10-1-2041	1,000,000	1,098,425
Tax revenue: 0.14%
Monongalia County Commission Excise Tax District Series A144A	4.13	6-1-2043	855,000	757,374
Monongalia County Commission Excise Tax District Series A144A	4.50	6-1-2027	2,090,000	2,093,937
				2,851,311
Utilities revenue: 0.25%
West Virginia EDA Wheeling Power Co. Series 2013-A AMTøø	3.00	6-1-2037	5,245,000	4,997,529
Water & sewer revenue: 0.04%
City of Parkersburg Combined Waterworks & Sewerage System Revenue Series A (BAM Insured)	3.00	8-1-2024	400,000	398,189
City of Parkersburg Combined Waterworks & Sewerage System Revenue Series A (BAM Insured)	3.00	8-1-2025	400,000	396,380
				794,569
				9,741,834
Wisconsin: 1.81%
Education revenue: 0.34%
Milwaukee RDA Milwaukee Science Education Consortium, Inc.	4.75	8-1-2023	220,000	220,222
PFA Corvian Community School, Inc. Series A144A	4.00	6-15-2029	810,000	756,882
PFA Corvian Community School, Inc. Series A144A	4.25	6-15-2029	765,000	724,475
PFA Estancia Valley Classical Academy Series A144A	4.00	7-1-2031	1,150,000	1,009,035
PFA Foundation of The University of North Carolina at Charlotte Inc Series A144A	4.00	9-1-2036	1,000,000	895,599
PFA Nevada Charter Academies Series A144A	4.00	7-15-2029	575,000	541,667
PFA Pine Lake Preparatory, Inc.144A	4.35	3-1-2025	770,000	763,634
PFA Roseman University of Health Sciences144A	4.00	4-1-2032	865,000	826,410
The accompanying notes are an integral part of these financial statements.
50 | Allspring Strategic Municipal Bond Fund

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Education revenue (continued)
PFA Triad Educational Services, Inc.	4.25%	6-15-2027	$480,000	$472,167
PFA Triad Educational Services, Inc.	5.00	6-15-2032	725,000	744,991
				6,955,082
GO revenue: 0.60%
Eau Claire Area School District	5.00	4-1-2024	1,000,000	1,013,210
Milwaukee Metropolitan Sewerage District Series A	4.00	10-1-2043	8,000,000	7,846,823
State of Wisconsin Series 2	5.00	11-1-2029	3,000,000	3,166,562
				12,026,595
Health revenue: 0.32%
PFA Texas Biomedical Research Institute Series A	5.00	6-1-2029	175,000	187,187
PFA Texas Biomedical Research Institute Series A	5.00	6-1-2030	175,000	189,214
PFA Texas Biomedical Research Institute Series A	5.00	6-1-2031	275,000	300,242
PFA Texas Biomedical Research Institute Series A	5.00	6-1-2032	350,000	376,755
PFA Texas Biomedical Research Institute Series A	5.00	6-1-2033	550,000	591,414
PFA Texas Biomedical Research Institute Series A	5.00	6-1-2034	570,000	614,325
PFA Washoe Barton Medical Clinic Series A	4.00	12-1-2031	700,000	670,685
Wisconsin HEFA Beloit Health System Obligated Group	5.00	7-1-2027	1,145,000	1,206,145
Wisconsin HEFA Beloit Health System Obligated Group	5.00	7-1-2028	600,000	641,696
Wisconsin HEFA St. Camillus Health System Obligated Group Series A	5.00	11-1-2027	375,000	360,325
Wisconsin HEFA St. Camillus Health System Obligated Group Series A	5.00	11-1-2028	470,000	447,787
Wisconsin HEFA St. John’s Communities, Inc. Obligated Group	4.00	9-15-2029	895,000	852,818
				6,438,593
Industrial development revenue: 0.33%
PFA Customer Facility Charge-SA LLC Series A	3.75	2-1-2032	850,000	802,033
PFA Customer Facility Charge-SA LLC Series B144A	5.50	2-1-2042	5,950,000	5,950,781
				6,752,814
Miscellaneous revenue: 0.14%
Wisconsin Center District Series C CAB (AGM Insured)¤	0.00	12-15-2029	1,050,000	831,421
Wisconsin Center District Series C CAB (AGM Insured)¤	0.00	12-15-2031	1,350,000	979,954
Wisconsin Center District Series D CAB (AGM Insured)¤	0.00	12-15-2028	260,000	214,166
Wisconsin Center District Series D CAB (AGM Insured)¤	0.00	12-15-2029	390,000	308,814
Wisconsin Center District Series D CAB (AGM Insured)¤	0.00	12-15-2030	550,000	417,276
				2,751,631
Water & sewer revenue: 0.08%
State of Wisconsin Clean Water Fund Leveraged Loan Portfolio Series 1	5.00	6-1-2026	1,525,000	1,547,522
				36,472,237
Total municipal obligations (Cost $2,077,267,336)				1,995,532,894
The accompanying notes are an integral part of these financial statements.
Allspring Strategic Municipal Bond Fund  | 51

Portfolio of investments—June 30, 2023

		Yield	Shares	Value
Short-term investments: 0.20%
Investment companies: 0.20%
Allspring Municipal Cash Management Money Market Fund Institutional Class♠∞##		4.07%	4,072,289	$4,073,103
Total short-term investments (Cost $4,073,092)				4,073,103
Total investments in securities (Cost $2,084,340,428)	99.61%			2,002,605,997
Other assets and liabilities, net	0.39			7,926,037
Total net assets	100.00%			$2,010,532,034

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
ø
Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.

øø	The interest rate is determined and reset by the issuer periodically depending upon the terms of the security. The rate shown is the rate in effect at period end.
€	The security is an auction-rate security which has an interest rate that resets at predetermined short-term intervals through a Dutch auction. The rate shown is the rate in effect at period end.
±	Variable rate investment. The rate shown is the rate in effect at period end.
¤	The security is issued in zero coupon form with no periodic interest payments.
%%	The security is purchased on a when-issued basis.
##	All or a portion of this security is segregated for when-issued securities.
†	Non-income-earning security
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
AGC	Assured Guaranty Corporation
AGM	Assured Guaranty Municipal
Ambac	Ambac Financial Group Incorporated
AMT	Alternative minimum tax
BAM	Build America Mutual Assurance Company
BAN	Bond anticipation note
CAB	Capital appreciation bond
CDA	Community Development Authority
ECFA	Educational & Cultural Facilities Authority
EDA	Economic Development Authority
EDFA	Economic Development Finance Authority
FHA	Federal Housing Administration
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General obligation
HEFA	Health & Educational Facilities Authority
HFA	Housing Finance Authority
HFFA	Health Facilities Financing Authority
IDA	Industrial Development Authority
LIBOR	London Interbank Offered Rate
LIQ	Liquidity agreement
LOC	Letter of credit
NPFGC	National Public Finance Guarantee Corporation
PFA	Public Finance Authority
RDA	Redevelopment Authority
SBLF	Small Business Lending Fund
SIFMA	Securities Industry and Financial Markets Association
SOFR	Secured Overnight Financing Rate
TTFA	Transportation Trust Fund Authority
The accompanying notes are an integral part of these financial statements.
52 | Allspring Strategic Municipal Bond Fund

Portfolio of investments—June 30, 2023

Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Municipal Cash Management Money Market Fund Institutional Class	$63,253,150	$698,065,373	$(757,223,913)	$(19,395)	$(2,112)	$4,073,103	4,072,289	$894,203
The accompanying notes are an integral part of these financial statements.
Allspring Strategic Municipal Bond Fund  | 53

Statement of assets and liabilities—June 30, 2023
Financial statements
Statement of assets and liabilities

Assets
Investments in unaffiliated securities, at value (cost $2,080,267,336)	$1,998,532,894
Investments in affiliated securities, at value (cost $4,073,092)	4,073,103
Cash	181
Receivable for interest	20,444,140
Receivable for investments sold	4,963,004
Receivable for Fund shares sold	4,047,852
Prepaid expenses and other assets	104,295
Total assets	2,032,165,469
Liabilities
Payable for when-issued transactions	14,049,948
Payable for Fund shares redeemed	5,686,692
Dividends payable	881,083
Management fee payable	639,925
Administration fees payable	171,767
Distribution fee payable	18,293
Trustees’ fees and expenses payable	6,149
Accrued expenses and other liabilities	179,578
Total liabilities	21,633,435
Total net assets	$2,010,532,034
Net assets consist of
Paid-in capital	$2,122,594,296
Total distributable loss	(112,062,262)
Total net assets	$2,010,532,034
Computation of net asset value and offering price per share
Net assets–Class A	$407,927,757
Shares outstanding–Class A1	47,006,713
Net asset value per share–Class A	$8.68
Maximum offering price per share – Class A2	$9.04
Net assets–Class C	$27,858,058
Shares outstanding–Class C1	3,199,146
Net asset value per share–Class C	$8.71
Net assets–Class R6	$24,489,603
Shares outstanding–Class R6[1]	2,821,909
Net asset value per share–Class R6	$8.68
Net assets–Administrator Class	$48,377,613
Shares outstanding–Administrator Class[1]	5,577,362
Net asset value per share–Administrator Class	$8.67
Net assets–Institutional Class	$1,501,879,003
Shares outstanding–Institutional Class[1]	173,111,626
Net asset value per share–Institutional Class	$8.68

[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/96 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.
54 | Allspring Strategic Municipal Bond Fund

Statement of operations—year ended June 30, 2023
Statement of operations
Investment income
Interest	$59,811,834
Income from affiliated securities	894,203
Total investment income	60,706,037
Expenses
Management fee	7,977,319
Administration fees
Class A	724,816
Class C	52,831
Class R6	4,689
Administrator Class	56,480
Institutional Class	1,290,514
Shareholder servicing fees
Class A	1,130,438
Class C	82,270
Administrator Class	139,657
Distribution fee
Class C	246,808
Custody and accounting fees	107,070
Professional fees	82,445
Registration fees	126,552
Shareholder report expenses	87,581
Trustees’ fees and expenses	22,721
Other fees and expenses	58,996
Total expenses	12,191,187
Less: Fee waivers and/or expense reimbursements
Fund-level	(20,811)
Class A	(451)
Administrator Class	(32,060)
Net expenses	12,137,865
Net investment income	48,568,172
Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	(11,446,748)
Affiliated securities	(19,395)
Futures contracts	31,058
Net realized losses on investments	(11,435,085)
Net change in unrealized gains (losses) on
Unaffiliated securities	5,894,904
Affiliated securities	(2,112)
Futures contracts	56,590
Net change in unrealized gains (losses) on investments	5,949,382
Net realized and unrealized gains (losses) on investments	(5,485,703)
Net increase in net assets resulting from operations	$43,082,469
The accompanying notes are an integral part of these financial statements.
Allspring Strategic Municipal Bond Fund  | 55

Statement of changes in net assets
Statement of changes in net assets
	Year ended June 30, 2023		Year ended June 30, 2022
Operations
Net investment income		$48,568,172		$47,681,555
Net realized losses on investments		(11,435,085)		(10,033,222)
Net change in unrealized gains (losses) on investments		5,949,382		(200,621,301)
Net increase (decrease) in net assets resulting from operations		43,082,469		(162,972,968)
Distributions to shareholders from
Net investment income and net realized gains
Class A		(9,050,337)		(8,226,378)
Class C		(410,231)		(312,087)
Class R6		(382,545)		(240,075)
Administrator Class		(1,184,938)		(1,512,513)
Institutional Class		(37,545,117)		(37,387,253)
Total distributions to shareholders		(48,573,168)		(47,678,306)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	9,138,756	79,081,429	10,739,692	98,440,532
Class C	463,984	3,997,713	636,058	5,888,091
Class R6	2,155,461	18,817,504	576,086	5,291,077
Administrator Class	782,594	6,735,821	3,043,843	28,151,678
Institutional Class	84,615,361	731,366,768	105,486,944	953,288,175
		839,999,235		1,091,059,553
Reinvestment of distributions
Class A	923,677	7,978,929	813,995	7,373,477
Class C	43,942	380,788	31,998	289,895
Class R6	19,072	164,796	16,150	146,388
Administrator Class	130,634	1,128,390	162,068	1,469,491
Institutional Class	3,714,574	32,089,865	3,602,410	32,646,734
		41,742,768		41,925,985
Payment for shares redeemed
Class A	(21,646,610)	(186,740,121)	(19,694,585)	(177,517,874)
Class C	(1,866,372)	(16,196,066)	(2,145,684)	(19,520,756)
Class R6	(620,716)	(5,327,315)	(1,210,075)	(11,157,810)
Administrator Class	(4,190,566)	(36,177,224)	(6,280,931)	(56,916,202)
Institutional Class	(123,394,925)	(1,063,878,668)	143,530,875	(1,284,623,827)
		(1,308,319,394)		(1,549,736,469)
Net decrease in net assets resulting from capital share transactions		(426,577,391)		(416,750,931)
Total decrease in net assets		(432,068,090)		(627,402,205)
Net assets
Beginning of period		2,442,600,124		3,070,002,329
End of period		$2,010,532,034		$2,442,600,124
The accompanying notes are an integral part of these consolidated financial statements.
56 | Allspring Strategic Municipal Bond Fund

Financial highlights
Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
Class A	2023	2022	2021	2020	2019
Net asset value, beginning of period	$8.68	$9.33	$9.17	$9.14	$8.93
Net investment income	0.17	0.13	0.14	0.17	0.18
Net realized and unrealized gains (losses) on investments	0.00 [1]	(0.65)	0.16	0.03	0.21
Total from investment operations	0.17	(0.52)	0.30	0.20	0.39
Distributions to shareholders from
Net investment income	(0.17)	(0.13)	(0.14)	(0.16)	(0.18)
Net realized gains	0.00	0.00	0.00	(0.01)	0.00
Total distributions to shareholders	(0.17)	(0.13)	(0.14)	(0.17)	(0.18)
Net asset value, end of period	$8.68	$8.68	$9.33	$9.17	$9.14
Total return[2]	2.03%	(5.66)%	3.26%	2.23%	4.41%
Ratios to average net assets (annualized)
Gross expenses	0.80%	0.79%	0.79%	0.79%	0.80%
Net expenses	0.80%	0.79%	0.79%	0.79%	0.80%
Net investment income	2.00%	1.38%	1.47%	1.81%	1.99%
Supplemental data
Portfolio turnover rate	15%	24%	11%	26%	29%
Net assets, end of period (000s omitted)	$407,928	$508,573	$622,409	$545,670	$528,004

[1]	Amount is less than $0.005.
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.
Allspring Strategic Municipal Bond Fund  | 57

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
Class C	2023	2022	2021	2020	2019
Net asset value, beginning of period	$8.71	$9.36	$9.20	$9.17	$8.96
Net investment income	0.12	0.06	0.07	0.10	0.11 [1]
Net realized and unrealized gains (losses) on investments	(0.01)	(0.65)	0.16	0.04	0.21
Total from investment operations	0.11	(0.59)	0.23	0.14	0.32
Distributions to shareholders from
Net investment income	(0.11)	(0.06)	(0.07)	(0.10)	(0.11)
Net realized gains	0.00	0.00	0.00	(0.01)	0.00
Total distributions to shareholders	(0.11)	(0.06)	(0.07)	(0.11)	(0.11)
Net asset value, end of period	$8.71	$8.71	$9.36	$9.20	$9.17
Total return[2]	1.27%	(6.34)%	2.49%	1.47%	3.62%
Ratios to average net assets (annualized)
Gross expenses	1.55%	1.54%	1.54%	1.54%	1.55%
Net expenses	1.55%	1.54%	1.54%	1.54%	1.55%
Net investment income	1.24%	0.62%	0.72%	1.06%	1.24%
Supplemental data
Portfolio turnover rate	15%	24%	11%	26%	29%
Net assets, end of period (000s omitted)	$27,858	$39,696	$56,483	$69,472	$82,331

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.
58 | Allspring Strategic Municipal Bond Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
Class R6	2023	2022	2021	2020	2019[1]
Net asset value, beginning of period	$8.68	$9.33	$9.17	$9.15	$8.94
Net investment income	0.21	0.16	0.17	0.20	0.20
Net realized and unrealized gains (losses) on investments	0.00 [2]	(0.65)	0.16	0.03	0.21
Total from investment operations	0.21	(0.49)	0.33	0.23	0.41
Distributions to shareholders from
Net investment income	(0.21)	(0.16)	(0.17)	(0.20)	(0.20)
Net realized gains	0.00	0.00	0.00	(0.01)	0.00
Total distributions to shareholders	(0.21)	(0.16)	(0.17)	(0.21)	(0.20)
Net asset value, end of period	$8.68	$8.68	$9.33	$9.17	$9.15
Total return[3]	2.42%	(5.30)%	3.65%	2.51%	4.61%
Ratios to average net assets (annualized)
Gross expenses	0.42%	0.41%	0.41%	0.41%	0.41%
Net expenses	0.42%	0.41%	0.41%	0.41%	0.41%
Net investment income	2.45%	1.74%	1.85%	2.19%	2.39%
Supplemental data
Portfolio turnover rate	15%	24%	11%	26%	29%
Net assets, end of period (000s omitted)	$24,490	$11,008	$17,590	$20,459	$13,291

[1]	For the period from July 31, 2018 (commencement of class operations) to June 30, 2019
[2]	Amount is less than $0.005.
[3]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.
Allspring Strategic Municipal Bond Fund  | 59

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
Administrator Class	2023	2022	2021	2020	2019
Net asset value, beginning of period	$8.68	$9.32	$9.17	$9.14	$8.93
Net investment income	0.18	0.13	0.15	0.17	0.19
Net realized and unrealized gains (losses) on investments	0.00 [1]	(0.63)	0.15	0.04	0.21
Total from investment operations	0.18	(0.50)	0.30	0.21	0.40
Distributions to shareholders from
Net investment income	(0.19)	(0.14)	(0.15)	(0.17)	(0.19)
Net realized gains	0.00	0.00	0.00	(0.01)	0.00
Total distributions to shareholders	(0.19)	(0.14)	(0.15)	(0.18)	(0.19)
Net asset value, end of period	$8.67	$8.68	$9.32	$9.17	$9.14
Total return	2.03%	(5.46)%	3.27%	2.34%	4.53%
Ratios to average net assets (annualized)
Gross expenses	0.74%	0.73%	0.73%	0.73%	0.73%
Net expenses	0.68%	0.68%	0.68%	0.68%	0.68%
Net investment income	2.10%	1.48%	1.58%	1.92%	2.10%
Supplemental data
Portfolio turnover rate	15%	24%	11%	26%	29%
Net assets, end of period (000s omitted)	$48,378	$76,816	$111,200	$115,889	$149,097

[1]	Amount is less than $0.005.
The accompanying notes are an integral part of these financial statements.
60 | Allspring Strategic Municipal Bond Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
Institutional Class	2023	2022	2021	2020	2019
Net asset value, beginning of period	$8.68	$9.32	$9.17	$9.14	$8.93
Net investment income	0.20	0.16	0.17	0.20	0.21
Net realized and unrealized gains (losses) on investments	0.00 [1]	(0.64)	0.15	0.04	0.21
Total from investment operations	0.20	(0.48)	0.32	0.24	0.42
Distributions to shareholders from
Net investment income	(0.20)	(0.16)	(0.17)	(0.20)	(0.21)
Net realized gains	0.00	0.00	0.00	(0.01)	0.00
Total distributions to shareholders	(0.20)	(0.16)	(0.17)	(0.21)	(0.21)
Net asset value, end of period	$8.68	$8.68	$9.32	$9.17	$9.14
Total return	2.37%	(5.25)%	3.49%	2.57%	4.75%
Ratios to average net assets (annualized)
Gross expenses	0.47%	0.46%	0.46%	0.46%	0.47%
Net expenses	0.47%	0.46%	0.46%	0.46%	0.47%
Net investment income	2.33%	1.71%	1.80%	2.14%	2.32%
Supplemental data
Portfolio turnover rate	15%	24%	11%	26%	29%
Net assets, end of period (000s omitted)	$1,501,879	$1,806,507	$2,262,320	$1,829,368	$1,647,093

[1]	Amount is less than $0.005.
The accompanying notes are an integral part of these financial statements.
Allspring Strategic Municipal Bond Fund  | 61

Notes to financial statements
Notes to financial statements
1.
ORGANIZATION
Allspring Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Strategic Municipal Bond Fund (the “Fund”) which is a diversified series of the Trust.
2.
SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC (“Allspring Funds Management”), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Futures contracts
Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price and on a specified date.  The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates and is subject to interest rate risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange-traded and the exchange’s clearinghouse, as the counterparty to all exchange-traded futures, guarantees the futures contracts against default.
Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or received from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has
62 | Allspring Strategic Municipal Bond Fund

Notes to financial statements
been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.
Distributions to shareholders
Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable  income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s  tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of June 30, 2023, the aggregate cost of all investments for federal income tax purposes was $2,084,932,887 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$4,921,949
Gross unrealized losses	(87,248,839)
Net unrealized losses	$(82,326,890)
As of June 30, 2023, the Fund had capital loss carryforwards which consist of $16,235,227 in short-term capital losses and $13,582,589 in long-term capital losses.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3.
FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
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Notes to financial statements
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2023:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Closed-end fund obligations	$0	$3,000,000	$0	$3,000,000
Municipal obligations	0	1,995,532,894	0	1,995,532,894
Short-term investments
Investment companies	4,073,103	0	0	4,073,103
Total assets	$4,073,103	$1,998,532,894	$0	$2,002,605,997
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended June 30, 2023, the Fund did not have any transfers into/out of Level 3.
4.
TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.400%
Next $500 million	0.375
Next $2 billion	0.350
Next $2 billion	0.325
Next $5 billion	0.290
Over $10 billion	0.280
For the year ended June 30, 2023, the management fee was equivalent to an annual rate of 0.37% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC, an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.15%
Class C	0.15
Class R6	0.03
Administrator Class	0.10
Institutional Class	0.08
Prior to June 30, 2023, the class-level administration fee for Class A and Class C was 0.16% of the average daily net assets of each respective class.
64 | Allspring Strategic Municipal Bond Fund

Notes to financial statements
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund.  When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through October 31, 2023 (October 31, 2024 for Class A and Class C) to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of June 30, 2023, the contractual expense caps are as follows:
EXPENSE RATIO CAPS
Class A	0.79%
Class C	1.54
Class R6	0.42
Administrator Class	0.68
Institutional Class	0.47
Prior to June 30, 2023, the Fund’s expenses were contractually capped at 0.80% for Class A shares and 1.55% for Class C shares. Prior to November 1, 2022, the Fund’s expenses were contractually capped at 0.81% for Class A shares, 1.56% for Class C shares, 0.43% for Class R6 shares and 0.48% for Institutional Class shares.
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC (“Allspring Funds Distributor”), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate up to 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended June 30, 2023, Allspring Funds Distributor received $2,409 from the sale of Class A shares and $115 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A shares for the year ended June 30, 2023.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class are charged a fee at an annual rate up to 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of the Fund.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $115,460,733, $87,400,000 and $0 in interfund purchases, sales and net realized gains (losses), respectively, during the year ended June 30, 2023.
5.
INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2023 were $303,364,336 and $524,674,730, respectively.
6.
DERIVATIVE TRANSACTIONS
During the year ended June 30, 2023, the Fund entered into futures contracts to take advantage of the differences between municipal and treasury yields and to help manage the duration of the portfolio. The Fund had an average notional amount of $3,654,154 in short futures contracts during the year ended June 30, 2023.
The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.
7.
BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption
Allspring Strategic Municipal Bond Fund  | 65

Notes to financial statements
requests. Interest under the credit agreement is charged to the Fund based on borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
For the year ended June 30, 2023, there were no borrowings by the Fund under the agreement.
8.
DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid was $48,573,168 and $47,678,306 of tax-exempt income for the years ended June 30, 2023 and June 30, 2022, respectively.
As of June 30, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed tax-exempt income	Unrealized losses	Capital loss carryforward
$971,921	$(82,326,890)	$(29,817,816)
9.
INDEMNIFICATION
Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
66 | Allspring Strategic Municipal Bond Fund

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Strategic Municipal Bond Fund (the Fund), one of the funds constituting Allspring Funds Trust, including the portfolio of investments, as of June 30, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of June 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of June 30, 2023, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
August 25, 2023
Allspring Strategic Municipal Bond Fund  | 67

Other information (unaudited)
Other information
Tax information
Pursuant to Section 852 of the Internal Revenue Code, 100% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended June 30, 2023.
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-259-3305, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Quarterly portfolio holdings information
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

68 | Allspring Strategic Municipal Bond Fund

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 127 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015
Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong
Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of
Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International
Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life
Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent
Memorial Hospital Foundation (non-profit organization). Mr. Ebsworth is a CFA charterholder.
N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018
Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning
Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens &
Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead
Independent Director and chair of the Audit Committee. Board member of the Russell Exchange
Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.
N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019
Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of
CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011,
Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and
Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to
2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the
Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory board of
Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).
N/A
David F. Larcker (Born 1950)	Trustee, since 2009
Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of
Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the
Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate
Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of
Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The
Wharton School, University of Pennsylvania from 1985 to 2005.
N/A
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018
International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the
University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center
on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic
Research. Previously taught at Cornell University from 1978 to 1993.
N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018
President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of
NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.
N/A
1
The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.

Allspring Strategic Municipal Bond Fund  | 69

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Trustee, since 2018
Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to
2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell
Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays
Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays
Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-
profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of
Columbia Bar Associations.
N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019
Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner,
Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for
Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-
2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive
Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner,
Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination
Medical Center Corporation. Board member of the Minnesota Wild Foundation.
N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

70 | Allspring Strategic Municipal Bond Fund

Other information (unaudited)
Officers1
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017
President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund
Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital
Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated
Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Complex)
Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen
Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022
Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance
Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015
Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.

Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021
Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department
from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at
Morgan, Lewis & Bockius LLP from 2008 to 2015.

1 For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

Allspring Strategic Municipal Bond Fund  | 71

Other information (unaudited)
Board consideration of investment management and sub-advisory agreements:
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Allspring Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 15-17, 2023 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for the Allspring Strategic Municipal Bond Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Allspring Funds Management, LLC (“Allspring Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Allspring Global Investments, LLC (the “Sub-Adviser”), an affiliate of Allspring Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Allspring Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2023, and at the Meeting, the Trustees conferred extensively among themselves and with representatives of Allspring Funds Management about these matters. The Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
The Board noted that it initially approved the Advisory Agreements at a Board meeting held in May 2021, each for a two-year term, in advance of the sale of Wells Fargo Asset Management to Allspring Global Investments Holdings, LLC,1 a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Trustees also noted that, while they did not specifically consider the continuation of the Advisory Agreements in 2022 as a result of the two-year term that was approved in 2021, the Trustees received and considered certain information at a Board meeting held in April 2022 that was applicable to the Advisory Agreements, including an overview and financial review of the Allspring Global Investments business, information regarding certain ancillary agreements that were approved by the Board at the April 2022 Board meeting, and comparative data regarding Fund fees and expenses.
In providing information to the Board, Allspring Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2023. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interactions with Allspring Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Allspring Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent, and quality of services
The Board received and considered various information regarding the nature, extent, and quality of services provided to the Fund by Allspring Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Allspring Global Investments, of which Allspring Funds Management and the Sub-Adviser are a part, and a summary of investments made in the Allspring Global Investments business. The Board also considered information about retention arrangements with respect to key personnel of Allspring Global Investments that were put in place in connection with the Transaction. The Board took into account information about the services that continue to be provided by Wells Fargo & Co. and/or its affiliates (“Wells Fargo”) since the Transaction under a transition services agreement and the anticipated timeline for exiting the transition services agreement. In addition, the Board received and considered information about the full range of services provided to the Fund by Allspring Funds Management and its affiliates.
1
The trade name for the asset management firm that includes Allspring Funds Management and the Sub-Adviser is “Allspring Global Investments.”

72 | Allspring Strategic Municipal Bond Fund

Other information (unaudited)
The Board considered the qualifications, background, tenure, and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Allspring Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel.
The Board further considered the compliance programs and compliance records of Allspring Funds Management and the Sub-Adviser. The Board received and considered information about Allspring Global Investments’ risk management functions, which included information about Allspring Funds Management’s and the Sub-Adviser’s business continuity plans, their approaches to data privacy and cybersecurity, and Allspring Funds Management’s role as administrator of the Fund’s liquidity risk management program. The Board also received and considered information about Allspring Funds Management’s intermediary and vendor oversight program.
Fund investment performance and expenses
The Board considered the investment performance results for the Fund over various time periods ended December 31, 2022. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of the Universe for the five- and ten-year periods under review,  that the investment performance of the Fund was in range of the average investment performance of the Universe for the three-year period under review and that the investment performance of the Fund was lower than the average investment performance of the Universe for the one-year period under review. The Board also noted that the investment performance of the Fund was lower than the investment performance of its benchmark index, the Bloomberg Short-Intermediate Municipal Bond Index, for all periods under review, except that the investment performance of the Fund was higher than the investment performance of its benchmark index for the ten-year period under review. The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to changing market environments, including considerable variation in duration and a challenging peer group comparison, that affected the Fund’s investment performance.
The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were in range of the median net operating expense ratios of the expense Groups for each share class, except that the net operating expense ratios of the Fund were higher than the median net operating expense ratios of the expense Groups for the Class A shares. The Board noted that Allspring Funds Management had agreed to reduce the net operating expense caps for the Fund’s Class A shares.
The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment management and sub-advisory fee rates
The Board reviewed and considered the contractual fee rates payable by the Fund to Allspring Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Allspring Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Allspring Funds Management to the Sub-Adviser for investment sub-advisory services. It was noted that advisory fee waivers, if any, are at the fund level and not class level.
Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were in range of the sum of these average rates for the Fund’s expense Groups for all share classes.
The Board also received and considered information about the portion of the total management fee that was retained by Allspring Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Allspring Funds Management and not delegated to or assumed by the Sub-Adviser, and about Allspring Funds Management’s on-going oversight services. Given the affiliation between Allspring Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.
The Board also received and considered information about the nature and extent of services offered and fee rates charged by Allspring Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received

Allspring Strategic Municipal Bond Fund  | 73

Other information (unaudited)
information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Allspring Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.
Profitability
The Board received and considered information concerning the profitability of Allspring Funds Management, as well as the profitability of Allspring Global Investments, from providing services to the fund complex as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the complex was subsumed in the Allspring Global Investments profitability analysis.
Allspring Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and differences in how Allspring Global Investments calculates its pre-tax profit metric versus the methodology used when Allspring Funds Management was part of Wells Fargo. It was noted that the impact of such differences had only minor impact on the financial results presented. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type, and age of fund.
Based on its review, the Board did not deem the profits reported by Allspring Funds Management or Allspring Global Investments from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Allspring Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Allspring Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Allspring Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
Other benefits to Allspring Funds Management and the Sub-Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Allspring Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that Allspring Funds Distributor, LLC, an affiliate of Allspring Funds Management, receives distribution-related fees in respect of shares sold or held through it.
The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser and fees earned in the past by Allspring Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund complex’s securities lending collateral.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

74 | Allspring Strategic Municipal Bond Fund

Other information (unaudited)
Liquidity risk management program
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, which is reasonably designed to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund’s investment manager, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the “Council”) composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 16-17, 2023, the Board received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2022 through December 31, 2022 (the “Reporting Period”). The Report noted significant liquidity events impacting the Funds related to extended foreign market holidays as well as the difficulty of trading and settlement of most Russia-related securities due to sanctions activity. The Report noted that there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage the Fund’s, including the Fund’s, liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

Allspring Strategic Municipal Bond Fund  | 75

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For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2023 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-07102023-eatybjmd 08-23
AR4313 06-23

Allspring Ultra
Short-Term Municipal Income Fund
Annual Report
June 30, 2023

The views expressed and any forward-looking statements are as of June 30, 2023, unless otherwise noted, and are those of the Fund’s portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.
Allspring Ultra Short-Term Municipal Income Fund  | 1

Letter to shareholders (unaudited)

Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Ultra Short-Term Municipal Income Fund for the 12-month period that ended June 30, 2023. Globally, stocks and bonds experienced heightened volatility through the period. The market was focused on persistently high inflation and the impact of ongoing aggressive central bank rate hikes. Compounding these concerns were the global reverberations of the Russia-Ukraine war. Riskier assets rallied in 2023, with anticipation of an end to the tight monetary policy despite concerns of a possible impending recession. After suffering deep and broad losses through 2022, bonds now benefit from a base of higher yields that can help generate higher income. However, ongoing rate hikes continued to be a headwind during recent months.
For the 12-month period, stocks generally outperformed bonds—both domestic U.S. and global. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 19.59%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 12.72%, while the MSCI EM Index (Net) (USD)3 had more muted performance, with a gain of 1.75%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -0.94%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 fell 1.83%, the Bloomberg Municipal Bond Index6 gained 3.19%, and the ICE BofA U.S. High Yield Index7 returned 8.97%.
Despite high inflation and central bank rate hikes, markets rallied.
Markets rebounded from a rough first half of the calendar year in July 2022, led by U.S. stocks. While U.S. economic activity showed signs of waning, the country’s labor market remained strong:  July nonfarm payrolls grew by more than 500,000 and U.S. unemployment dipped to 3.5%. Meanwhile, crude oil and retail gasoline prices—major contributors to recent overall inflation—fell substantially from earlier highs. And while U.S. home prices rose, sales fell as houses became less affordable with mortgage rates at a 13-year high. The Federal Reserve (Fed) raised the federal funds rate 0.75% in July—to a range of 2.25% to 2.50%—and forecasts pointed to further rate hikes.
August was a broadly challenging month. High inflation persisted, cresting 9% in the eurozone on an annual basis and remaining above 8% in the U.S. despite the Fed’s aggressive monetary policy and a major drop in global crude oil and gasoline prices from their June peak. One positive was the resilient U.S. jobs market. However, the Fed’s job was clearly not complete. One longer-term bright spot was the U.S. Congress’s passage of the Inflation Reduction Act. Its primary stated goals include to reduce inflation (though not immediately) by curbing the deficit, capping health care spending by seniors, and investing in domestic sources of clean energy.
“ Markets rebounded from a rough first half of the calendar year in July 2022, led by U.S. stocks. While U.S. economic activity showed signs of waning, the country’s labor market remained strong. ”
1
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.
2
The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source:  MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
3
The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.
4
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
5
The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
6
The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
7
The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high yield bonds. The index tracks the performance of high yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2023. ICE Data Indices, LLC. All rights reserved.
2 | Allspring Ultra Short-Term Municipal Income Fund

Letter to shareholders (unaudited)
In September, all asset classes suffered further major losses. Central banks kept up their battle against rapidly rising prices with more rate hikes. The strength of the U.S. dollar weighed on results for investors holding non-U.S.-dollar assets. U.S. mortgage rates jumped to near 7% on 30-year fixed-rate mortgages; the decreased housing affordability began to cool demand somewhat. The U.K. experienced a sharp sell-off of government bonds and the British pound in September as investors panicked in response to a new government budget that was seen as financially unsound. The Bank of England (BoE) then stepped in and bought long-dated government bonds.
Equities had a reprieve in October. Globally, developed markets outpaced emerging market equities, which were hurt by weakness among Chinese stocks. Central banks continued to try to curtail high inflation with aggressive interest rate hikes. Geopolitical risks persisted, including the ongoing Russia-Ukraine war and economic, financial market, and political turmoil in the U.K. Concerns over Europe’s energy crisis eased thanks to unseasonably warm weather and plentiful gas on hand. The U.S. labor market continued its resilience against rising prices as unemployment remained near a record low.
Stocks and bonds rallied in November. Economic news was encouraging, driven by U.S. labor market strength. Although central banks kept increasing rates, hopes rose for an easing in the pace of rate hikes and a possible end to central bank monetary tightening in 2023. Although inflation remained at record highs in the eurozone, we began to see signs of a possible decline in inflationary pressures as U.S. inflation moderated, with a 7.1% annual price rise in November and a monthly price increase of just 0.1%. China’s economic data remained weak, reflecting its zero-COVID-19 policy.
Financial markets cooled in December, with U.S. equities declining overall in response to a weakening U.S. dollar. Fixed income securities ended one of their worst years ever, with generally flat monthly returns as markets weighed the hopes for an end to the monetary tightening cycle with the reality that central banks had not completed their jobs yet. U.S. Consumer Price Index (CPI),1 data showed a strong consistent trend downward, which brought down the 12-month CPI to 6.5% in December from 9.1% in June. Other countries and regions reported still-high but declining inflation rates as the year wound down.
The year 2023 began with a rally across global equities and fixed income securities. Investor optimism rose in response to data indicating declining inflation rates and the reopening of China’s economy with the abrupt end to its zero-COVID-19 policy. The U.S. reported surprisingly strong job gains—employers added more than 500,000 jobs—and unemployment fell to 3.4%, the lowest level since 1969. Meanwhile, wage growth, seen as a potential contributor to ongoing high inflation, continued to moderate. All eyes remained fixed on the Fed and on how many more rate hikes remain in this tightening cycle. The 0.25% federal funds rate hike announced in January was the Fed’s smallest rate increase since March 2022.
Markets declined in February as investors responded unfavorably to resilient economic data. The takeaway:  Central banks would likely continue their monetary tightening cycle for longer than markets had priced in. In this environment—where strong economic data is seen as bad news—the resilient U.S. labor market was seen as a negative while the inflation rate was not falling quickly enough for the Fed, which raised interest rates by 0.25% in early February. Meanwhile, the BoE and the European Central Bank (ECB) both raised rates by 0.50%.
The collapse of Silicon Valley Bank in March, the second-largest banking failure in U.S. history, led to a classic bank run that spread to Europe, where Switzerland’s Credit Suisse was taken over by its rival, UBS. The banking industry turmoil created an additional challenge for central banks in balancing inflationary concerns against potential economic weakening. Meanwhile, recent data pointed to economic strength in the U.S., Europe, and China. And China’s economy continued to rebound after the removal of its COVID-19 lockdown. Inflation rates in the U.S., the U.K., and Europe all remained higher than central bank targets, leading to additional rate hikes in March.
“ The collapse of Silicon Valley Bank in March, the second-largest banking failure in U.S. history, led to a classic bank run that spread to Europe, where Switzerland’s Credit Suisse was taken over by its rival, UBS. ”
1
The U.S. Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
Allspring Ultra Short-Term Municipal Income Fund  | 3

Letter to shareholders (unaudited)
Economic data released in April pointed to global resilience, as Purchasing Managers Indexes1 in the U.S., U.K., and eurozone beat expectations and China reported first-quarter annualized economic growth of 4.5%. Despite banking industry stress, developed market stocks had monthly gains. The U.S. labor market remained strong, with a 3.5% jobless rate and monthly payroll gains above 200,000. However, uncertainty and inflationary concerns weighed on investors in the U.S. and abroad.
May was marked by a divergence between expanding activity in services and an overall contraction in manufacturing activity in the U.S., U.K., and eurozone. Core inflation remained elevated in the U.S. and Europe, despite the ongoing efforts of the Fed and ECB, which included rate hikes of 0.25% by both in May. Stubborn inflation and the resilient U.S. labor market led to expectations of further interest rate hikes, overall monthly declines across bond indexes, and mixed results for stocks in May. Investor worries over a U.S. debt ceiling impasse were modest, and market confidence was buoyed by a deal in late May to avert a potential U.S. debt default.
June featured the Fed’s first pause on interest rate hikes since March 2022, when it began its aggressive campaign to rein in inflation. However, core CPI, excluding food and energy prices, while continuing to decline, remained stubbornly high in June, at 4.8%, well above the Fed’s 2.0% target rate. With the U.S. unemployment rate still at 3.6%, near a historical low, and U.S. payrolls growing in June for the 30th consecutive month, expectations of more Fed rate hikes were reinforced. However, U.S. and global stocks had strong returns in June.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,

Andrew Owen
President
Allspring Funds
For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.
1
The Purchasing Managers Index (PMI) is an index of the prevailing direction of economic trends in the manufacturing and service sectors. You cannot invest directly in an index.
4 | Allspring Ultra Short-Term Municipal Income Fund

Letter to shareholders (unaudited)

Notice to Shareholders
 Beginning in July 2024, the Fund will be required by the Securities and Exchange Commission to send shareholders a paper copy of a new tailored shareholder report in place of the full shareholder report that you are now receiving. The tailored shareholder report will contain concise information about the Fund, including certain expense and performance information and fund statistics. If you wish to receive this new tailored shareholder report electronically, please follow the instructions on the back cover of this report.

 Other information that is currently included in the shareholder report, such as the Fund’s financial statements, will be available online and upon request, free of charge, in paper or electronic format.

Allspring Ultra Short-Term Municipal Income Fund  | 5

Performance highlights (unaudited)
Performance highlights
Investment objective	The Fund seeks current income exempt from federal income tax, consistent with capital preservation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio manager	Bruce R. Johns, James Randazzo, Nicholos Venditti

Average annual total returns (%) as of June 30, 2023
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]
Class A (SMAVX)	10-2-2000	-0.21	0.35	0.35	1.83	0.76	0.55	0.66	0.50
Class A2 (WFUNX)[3]	5-29-2020	–	–	–	1.93	0.78	0.56	0.56	0.40
Class C (WFUSX)	3-31-2008	0.62	0.36	0.02	1.62	0.36	0.02	1.41	1.25
Class R6 (WUSRX)[4]	7-31-2018	–	–	–	2.13	1.08	0.86	0.28	0.20
Administrator Class (WUSMX)	7-30-2010	–	–	–	1.83	0.78	0.60	0.60	0.50
Institutional Class (SMAIX)	7-31-2000	–	–	–	2.08	1.03	0.84	0.33	0.25
Ultra Short-Term Municipal Income Blended Index[5]	–	–	–	–	2.26	1.14	0.84	–	–
Bloomberg 1 Year Municipal Bond Index[6]	–	–	–	–	1.24	1.05	0.91	–	–
iMoneyNet Tax-Free National Institutional Money Market Funds Average[7]	–	–	–	–	3.28	1.23	0.76	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 2.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class A2, Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

[1]
Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the Financial Highlights of this report.

[2]
The manager has contractually committed through October 31, 2023, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.50% for Class A, 0.40% for Class A2, 1.25% for Class C, 0.20% for Class R6, 0.50% for Administrator Class and 0.25% for Institutional Class.
Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of
Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]
Historical performance for the Class A2 shares prior to their inception reflects the performance of the Class A shares, and includes the higher expenses applicable to the
Class A shares. If these expenses had not been included, returns for the Class A2 shares would be higher.

[4]
Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.

[5]
Source:  Allspring Funds Management LLC. The Ultra Short-Term Municipal Income Blended Index is composed 50% of the Bloomberg 1 Year Municipal Bond Index and
50% of the iMoneyNet Tax-Free National Institutional Money Market Funds Average. You cannot invest directly in an index.

[6]
The Bloomberg 1 Year Municipal Bond Index is the one-year component of the Bloomberg Municipal Bond Index, which is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]	iMoneyNet Tax-Free National Institutional Money Market Funds Average is the return of an unmanaged group of money market funds. You cannot invest directly in this average.

6 | Allspring Ultra Short-Term Municipal Income Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of June 30, 2023[1]

[1]
The chart compares the performance of Class A shares for the most recent ten years with the Ultra Short-Term Municipal Income Blended Index, Bloomberg 1 Year
Municipal Bond Index and iMoneyNet Tax-Free National Institutional Money Market Funds Average. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 2.00%.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to high-yield securities risk and municipal securities risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the Alternative Minimum Tax (AMT). Any capital gains distributions may be taxable.

Allspring Ultra Short-Term Municipal Income Fund | 7

Performance highlights (unaudited)
MANAGER’S DISCUSSION
Fund highlights
•The Fund underperformed its benchmark, the Ultra Short-Term Municipal Income Blended Index for the 12-month period that ended June 30, 2023.
•Sector allocation was a modest detractor from performance along with lower-coupon bond structures.
•The Fund’s duration was shorter than the Bloomberg 1-Year Municipal Bond Index but longer than the Fund’s target duration. The short duration relative to the benchmark detracted from performance as interest rates increased across the curve, with the shortest rates underperforming.
•The Fund’s credit-quality allocations contributed to performance—being overweight to A-rated and BBB-rated bonds, which outperformed, and underweight to AAA-rated and AA-rated bonds, which underperformed. The single largest contributor to performance was individual security selection as the Fund’s bonds outperformed the market significantly. The modest barbell yield curve positioning also contributed.
Global economies increase lending rates in hopes of taming runaway inflation.
Entering 2022, the excitement of a post-pandemic world gave way to new whispers and fears of higher prices and broad-based inflation caused by supply chain bottlenecks, increased housing costs, wage increases, and employment market distortions. Those fears quickly became reality and prices began to rise at a historic rate. The Federal Open Market Committee acted quickly and with purpose:  ending open market purchases, reducing its balance sheet, and raising the benchmark overnight lending rate at each monthly meeting through 2022 and early 2023. Fixed income and equity markets fell sharply but began to recover as annual inflation numbers peaked in June and began to recede.
The U.S. unemployment rate, which reached a multigenerational high of more than 14% in the spring of 2020, fell throughout the past year and has settled below 4%. Employers continue to add jobs, especially in service-oriented industries, and the resulting wage increases have further contributed to inflationary pressures. U.S. gross domestic product (GDP) turned negative in the first and second quarters of 2022 but expanded at rates above 2% in each subsequent quarter. The federal funds rate, which began 2022 at 0.25% to 0.50%, was raised 10 consecutive times before a pause in June 2023. It now sits at 5.25% to 5.50% as the U.S. Federal Reserve (Fed) attempts to curb inflation. In this environment, some form of recession seems imminent.
In the wake of continued rate increases, U.S. fixed income yields rose dramatically as investors reacted to Fed actions, with the yield on the 10-year Treasury ending the period near 4%. Rising Treasury yields affected all fixed income sectors in 2022, with all seeing their worst returns in more than 40 years. The U.S. Treasury yield curve remained substantially inverted throughout the period, which has driven many investors into shorter-term interest-bearing vehicles, including money markets.
Municipals sold off drastically to start the period but began to rebound in the fourth quarter of 2022. The Bloomberg Municipal Bond Index* fell nearly 8% and the broader municipal market had more than $124 billion in outflows before stabilizing early in 2023. For the first time in history, the municipal yield curve also inverted but not to the degree seen in Treasuries.

Credit quality as of June 30, 2023[1]

16%
AAA/Aaa
25%
AA/Aa
35%
A/A
11%
BBB/Baa
1%
BB/Ba
12%
Not rated

[1]
The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the portfolio with the ratings depicted in the chart are calculated based on the market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of the three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D
(lowest). Ratings from A to CCC may be modified by the addition of a plus
(+) or minus (-) sign to show relative standing within the rating categories.
Standard & Poor’s rates the creditworthiness of short-term notes from
SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from
MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

*
The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index

8 | Allspring Ultra Short-Term Municipal Income Fund

Performance highlights (unaudited)
While this environment has certainly been painful for municipal investors, the drawdown has created significantly improved opportunities and entry points. Municipal to Treasury ratios ended the period elevated but at far better levels than in 2021. Municipal credit spreads have widened substantially while the underlying fundamental credit of municipalities remains strong following trillions of dollars in government stimulus. We believe that investors will continue to return to the municipal market in the latter half of 2023, attracted by increased yields, positive fundamental strength, and good relative value.
Factors across the market influenced Fund performance.
Coming into the fiscal year, municipal bonds had been selling off as the Fed launched its interest rate hiking cycle in March 2022 and continued to raise interest rates to a range of 5.25% to 5.50% over the past 15 months. Technical factors worked against municipal bonds, with outflows of $122 billion in 2022. The drop in bond issuance of 20% in 2022 could not stem the backup in rates of 145 basis points (bps; 100 bps equal 1.00%) on the front end of the Municipal Market Data (MMD) curve and 31 bps on the long end as the yield curve continued to flatten.
Facing high yields and fears of a Fed-induced recession, credit spreads expanded. Investors were apathetic to making bond purchases. Instead, they invested in money market funds and short Treasury bonds at yields not seen in 15 years. Lower-investment-grade municipals in the A-rated and BBB-rated credit tiers rewarded investors with strong performance as an attractive alternative to A-rated and BBB-rated corporate bonds. With the municipal yield curve inverting significantly over the course of the year, we have reached a higher level in nominal interest rates of 5.0% and wider credit spreads, with improved municipal credit quality. We believe investors purchasing into the asset class and extending duration in lower-investment-grade bonds should be handsomely rewarded.

Effective maturity distribution as of June 30, 2023[1]

[1]	Figures represent the percentage of the Fund’s long-term investments. Allocations are subject to change and may have changed since the date specified.
Security selection, credit quality, and yield-curve positioning drove performance; duration and sector allocation detracted.
We began the period long to the target duration at 0.97-year versus 0.75-year target but short to its benchmark of 1.23 years. We shortened duration over the year to 0.87 as the Fed’s view of higher rates for longer allows us to buy very short-term high-yielding bonds. The Fund’s long duration detracted from performance modestly. However, the barbell yield-curve positioning, with an overweight to bonds of less than one year as well as bonds longer than three years benefited the Fund. Investors are being compensated for credit premiums and duration risk again.
Our overweight to the three-year to five-year bond segment outperformed the overall market significantly and drove performance. Credit spreads widened over the period as the Fed raised rates 350 bps. Being overweight lower-quality investment-grade bonds (A-rated and BBB-rated), which outperformed, and underweight (AAA-rated and AA-rated), which underperformed the market, also benefited the fund.
Strong individual security selection was the largest driver of performance, whether we were overweight an outperforming asset to the index or underweight an underperforming asset, our bonds outperformed in most categories. Sector allocation had a modest effect on performance. Lower-coupon bond structures detracted overall from performance as rates increased.
In the current environment of attractive yields and income, we are focusing primarily on bonds with coupons above 4.0%. Increased yields are giving the Fund a better income profile. We feel investors are being compensated for taking additional credit risk as the economy is on solid footing. While growth prospects are dimming, they seem robust and remain consistent in this post-pandemic environment. Also, the Fund’s overweight to lower-quality bonds with relatively short maturities provided a competitive yield without taking on much credit risk and interest rate risk. We were overweight revenue bonds, which performed well. Within the revenue category, we were overweight housing, hospitals, industrial development revenue/pollution control revenue, and transportation bonds, which all performed well and contributed to performance. We were underweight state general obligation (GO) bonds, which underperformed the market. However, security selection in the subset led us again to perform well as we picked better bonds.
Some of the better-performing bonds for the year were District of Columbia Housing bonds (housing), Louisiana Local Government Environment (water/sewer bonds), and Maryland State Community Housing bonds (housing). The largest detractors from performance were Maryland State Community Development Department bonds–Rosemont (housing), New York State Housing Finance Agency bonds (housing), and Harris Texas Cultural Facilities bonds–Texas Medical Center (hospital). We expect these bonds to improve in pricing. As the economy gradually slows, we expect these bonds to roll down the curve to maturity nicely and we plan to redeploy the capital at higher rates.
Tug of war likely for Fed between fighting inflation and offsetting recessionary pressure.
Our outlook is for long-term interest rates to increase modestly as the Fed continues to battle structural inflation. Employment and GDP growth should hold onto gains from last year, but we expect the tug of war between fighting inflation and recessionary pressure to intensify as the economy slows.
Fundamental credit factors remain strong in the municipal bond market. We believe the Fed will continue its monetary tightening policy well into the second half of calendar-year 2023, and we are looking for signs of a slowing national economy. This should only modestly affect municipal

Allspring Ultra Short-Term Municipal Income Fund | 9

Performance highlights (unaudited)
credit quality. That coupled with a weak technical backdrop should make municipal credit attractive from a long-term standpoint for buying lower investment-grade bonds as credit spreads have widened to fair value in the revenue and local GO sectors on the front end of the curve.
The municipal marketplace appears extremely attractive at decade-wide levels. In the second half of 2023, we plan to continue extending our long duration positioning beyond its target duration in an effort to add income over the economic cycle. However, we will let the barbell yield-curve positioning continue to roll down the curve to a key rate structure positioning in 1- to 3-year bonds, deploying more capital in the intermediate part of the short MMD curve.
We will continue our bias to overweighting lower-quality investment-grade bonds in the revenue and local GO sectors in purchases, holdings, and sell candidates, but this will be issuer-dependent based on our research. We will add higher-quality bonds in the AAA-rated and AA-rated areas as opportunities arise in cash flow notes, tender option bonds, and new bond issues, as issuers that have been on the sidelines since the pandemic relief funds were issued in 2020 to 2022 will have to come to market once again.
We will monitor the economy to see the effect of interest rate increases on the economy, with an eye on changes in the technical market and on fundamental credit quality.

10 | Allspring Ultra Short-Term Municipal Income Fund

Fund expenses (unaudited)
Fund expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2023 to June 30, 2023.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 1-1-2023	Ending account value 6-30-2023	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,013.36	$2.50	0.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.32	$2.51	0.50%
Class A2
Actual	$1,000.00	$1,013.87	$2.00	0.40%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.81	$2.01	0.40%
Class C
Actual	$1,000.00	$1,009.65	$6.23	1.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	$6.26	1.25%
Class R6
Actual	$1,000.00	$1,014.87	$1.00	0.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.80	$1.00	0.20%
Administrator Class
Actual	$1,000.00	$1,013.36	$2.50	0.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.32	$2.51	0.50%
Institutional Class
Actual	$1,000.00	$1,014.62	$1.25	0.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.56	$1.25	0.25%

[1]
Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half-year period).

Allspring Ultra Short-Term Municipal Income Fund  | 11

Portfolio of investments—June 30, 2023
Portfolio of investments

	Interest rate	Maturity date	Principal	Value
Municipal obligations: 103.46%
Alabama: 2.03%
Education revenue: 0.06%
University of South Alabama (BAM Insured)	4.00%	4-1-2025	$500,000	$504,432
Health revenue: 0.53%
Health Care Authority for Baptist Health Series Bø	5.30	11-1-2042	4,500,000	4,500,000
Housing revenue: 0.12%
Alabama Corrections Institution Finance Authority Series A	5.00	7-1-2023	1,000,000	1,000,000
Utilities revenue: 1.32%
Black Belt Energy Gas District Series D-2 (Royal Bank of Canada LIQ) (U.S. SOFR+1.40%)±	4.79	7-1-2052	3,500,000	3,473,878
Black Belt Energy Gas District Gas Supply Project No. 7 Series E	5.00	6-1-2025	1,250,000	1,275,053
Southeast Alabama Gas Supply District Series Aøø	4.00	4-1-2049	4,000,000	3,994,132
Southeast Energy Authority Cooperative District Project No. 5 Series A	5.00	7-1-2025	650,000	661,174
Southeast Energy Authority Cooperative District Project No. 5 Series A	5.00	7-1-2026	1,750,000	1,791,357
				11,195,594
				17,200,026
Alaska: 0.68%
Airport revenue: 0.24%
State of Alaska International Airports System Series C AMT	5.00	10-1-2025	2,000,000	2,053,271
Miscellaneous revenue: 0.44%
Alaska Municipal Bond Bank Authority	5.00	12-1-2023	1,900,000	1,912,066
Alaska Municipal Bond Bank Authority	5.00	12-1-2024	1,750,000	1,790,527
				3,702,593
				5,755,864
Arizona: 1.65%
Health revenue: 0.48%
Arizona Health Facilities Authority Banner Health Obligated Group Series B (SIFMA Municipal Swap+0.25%)±	4.26	1-1-2046	4,000,000	3,920,542
Maricopa County IDA HonorHealth Obligated Group Series A	5.00	9-1-2024	150,000	152,667
				4,073,209
Industrial development revenue: 0.81%
Chandler IDA Intel Corp. AMTøø	2.70	12-1-2037	3,415,000	3,408,516
Chandler IDA Intel Corp. AMTøø	5.00	6-1-2049	2,425,000	2,443,672
IDA of the City of Phoenix Republic Services, Inc. Series D AMTøø	3.88	12-1-2035	1,000,000	999,976
				6,852,164
Utilities revenue: 0.36%
Coconino County Pollution Control Corp. Nevada Power Co. Series A AMTøø	4.13	9-1-2032	3,000,000	3,011,648
				13,937,021
The accompanying notes are an integral part of these financial statements.
12 | Allspring Ultra Short-Term Municipal Income Fund

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Arkansas: 0.47%
Health revenue: 0.16%
Batesville Public Facilities Board White River Health System Obligated Group	5.00%	6-1-2024	$1,345,000	$1,354,561
Housing revenue: 0.21%
Arkansas Development Finance Authority EC Cottages LLC (Department of Housing and Urban Development Insured)øø	1.25	12-1-2024	1,835,000	1,816,594
Tax revenue: 0.10%
City of Cabot Sales & Use Tax Revenue Series B	5.00	12-1-2023	200,000	201,399
City of Cabot Sales & Use Tax Revenue Series B	5.00	12-1-2025	275,000	287,192
City of Springdale Sales & Use Tax Revenue Series B (BAM Insured)%%	5.00	8-1-2025	100,000	103,303
City of Springdale Sales & Use Tax Revenue Series B (BAM Insured)%%	5.00	8-1-2026	125,000	131,299
City of Springdale Sales & Use Tax Revenue Series B (BAM Insured)%%	5.00	8-1-2027	100,000	107,149
				830,342
				4,001,497
California: 4.69%
Health revenue: 1.85%
California HFFA Adventist Health System/West Obligated Group Series A	5.00	3-1-2025	2,500,000	2,500,824
California PFA Henry Mayo Newhall Hospital Obligated Group Series A	4.00	10-15-2025	400,000	400,669
California Statewide CDA CommonSpirit Health Obligated Group Series D (AGM Insured)€øø	4.01	7-1-2041	8,850,000	8,850,000
California Statewide CDA CommonSpirit Health Obligated Group Series F (AGM Insured)€øø	4.03	7-1-2040	3,125,000	3,125,000
California Statewide CDA Emanate Health Obligated Group Series A	5.00	4-1-2025	750,000	768,818
				15,645,311
Housing revenue: 0.24%
Mizuho Floater/Residual Trust Series 2021-MIZ9063 (Mizuho Capital Markets LLC LOC, Mizuho Capital Markets LLC LIQ)144Aø	4.51	5-1-2049	2,000,000	2,000,000
Industrial development revenue: 1.41%
California Infrastructure & Economic Development Bank DesertXpress Enterprises LLC Series A AMT144Aøø	3.65	1-1-2050	12,000,000	11,949,235
Miscellaneous revenue: 0.24%
California Infrastructure & Economic Development Bank J Paul Getty Trust Series B-1øø	0.39	10-1-2047	2,000,000	1,972,452
Tax revenue: 0.07%
Cathedral City Redevelopment Successor Agency Bond Merged Redevelopment Project Series C (BAM Insured)	4.00	8-1-2025	600,000	606,875
The accompanying notes are an integral part of these financial statements.
Allspring Ultra Short-Term Municipal Income Fund  | 13

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Transportation revenue: 0.41%
Bay Area Toll Authority Series B (SIFMA Municipal Swap+0.28%)±	4.29%	4-1-2056	$3,500,000	$3,493,741
Utilities revenue: 0.47%
California Community Choice Financing Authority Clean Energy Project Green Bond Series A	4.00	12-1-2023	800,000	800,251
California Community Choice Financing Authority Clean Energy Project Green Bond Series C	5.00	10-1-2027	675,000	689,366
City of Vernon Electric System Revenue Series A	5.00	10-1-2023	1,250,000	1,252,727
City of Vernon Electric System Revenue Series A	5.00	10-1-2024	1,200,000	1,213,152
				3,955,496
				39,623,110
Colorado: 2.05%
Airport revenue: 0.93%
City & County of Denver Airport System Revenue Series B	5.00	11-15-2025	2,835,000	2,849,219
City & County of Denver Airport System Revenue Series B2 AMTøø	5.00	11-15-2031	1,840,000	1,888,558
City & County of Denver Airport System Revenue Series C	5.00	11-15-2025	3,000,000	3,131,598
				7,869,375
Education revenue: 0.17%
University of Colorado Series Cøø	2.00	6-1-2054	1,500,000	1,463,025
Health revenue: 0.06%
Colorado Health Facilities Authority Christian Living Neighborhoods Obligated Group	4.00	1-1-2024	530,000	526,234
Miscellaneous revenue: 0.52%
Colorado Bridge Enterprise Colorado High Performance Transportation Enterprise AMT	4.00	12-31-2023	1,385,000	1,389,307
Colorado Bridge Enterprise Colorado High Performance Transportation Enterprise AMT	4.00	6-30-2024	2,000,000	2,005,083
Colorado Bridge Enterprise Colorado High Performance Transportation Enterprise AMT	4.00	12-31-2024	1,000,000	1,002,370
				4,396,760
Tax revenue: 0.04%
Regional Transportation District Denver Transit Partners LLC Series A	5.00	7-15-2024	300,000	302,440
Transportation revenue: 0.27%
E-470 Public Highway Authority Series B (U.S. SOFR+0.35%)±	3.74	9-1-2039	2,250,000	2,240,558
Water & sewer revenue: 0.06%
Central Weld County Water District (AGM Insured)	5.00	12-1-2025	520,000	541,949
				17,340,341
Connecticut: 3.29%
Education revenue: 1.09%
Connecticut State HEFA Yale University Series 2017-B2øø	0.55	7-1-2037	8,150,000	8,150,000
The accompanying notes are an integral part of these financial statements.
14 | Allspring Ultra Short-Term Municipal Income Fund

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Education revenue (continued)
Connecticut State Higher Education Supplement Loan Authority Series B AMT	5.00%	11-15-2023	$440,000	$442,565
Connecticut State Higher Education Supplement Loan Authority Series D	5.00	11-15-2024	585,000	599,733
				9,192,298
GO revenue: 1.70%
City of Bridgeport Series A	5.00	6-1-2024	800,000	812,604
City of Bridgeport Series A	5.00	6-1-2025	2,695,000	2,786,614
City of Bridgeport Series C	5.00	2-15-2024	445,000	449,641
City of Bridgeport Series C	5.00	2-15-2025	750,000	771,430
City of Danbury%%	5.00	1-24-2024	5,000,000	5,031,749
State of Connecticut Series 2021-A	3.00	1-15-2025	3,000,000	2,999,083
State of Connecticut Series C	3.00	6-1-2024	1,055,000	1,054,066
State of Connecticut Series C	4.00	6-1-2024	500,000	504,211
				14,409,398
Health revenue: 0.09%
Connecticut State HEFA Stamford Hospital Obligated Group Series L-1	4.00	7-1-2024	600,000	598,948
Connecticut State HEFA Stamford Hospital Obligated Group Series M	5.00	7-1-2023	175,000	175,000
				773,948
Housing revenue: 0.15%
Connecticut HFA Series A-1	0.30	11-15-2024	500,000	477,885
Connecticut HFA Series A-1	0.40	5-15-2025	500,000	470,335
Connecticut HFA Series A-2 AMT	0.40	11-15-2023	300,000	296,841
				1,245,061
Tax revenue: 0.26%
State of Connecticut Special Tax Revenue Series A	5.00	5-1-2024	1,000,000	1,014,948
State of Connecticut Special Tax Revenue Series A	5.00	5-1-2025	1,150,000	1,189,165
				2,204,113
				27,824,818
District of Columbia: 1.06%
Airport revenue: 0.36%
Metropolitan Washington Airports Authority Aviation Revenue Series A AMT	5.00	10-1-2024	3,000,000	3,045,591
Housing revenue: 0.67%
Washington Metropolitan Area Transit Authority Dedicated Revenue Series A	5.00	7-15-2023	3,600,000	3,601,650
Washington Metropolitan Area Transit Authority Dedicated Revenue Series A	5.00	7-15-2024	2,000,000	2,037,074
				5,638,724
The accompanying notes are an integral part of these financial statements.
Allspring Ultra Short-Term Municipal Income Fund  | 15

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Water & sewer revenue: 0.03%
District of Columbia Water & Sewer Authority Series Cøø	1.75%	10-1-2054	$300,000	$291,531
				8,975,846
Florida: 4.11%
Airport revenue: 0.39%
Tender Option Bond Trust Receipts/Certificates Series 2017-XF0577 (JPMorgan Chase Bank N.A. LIQ)144Aø	4.33	10-1-2025	1,665,000	1,665,000
Tender Option Bond Trust Receipts/Certificates Series 2021-XF2947 (Barclays Bank PLC LIQ)144Aø	3.41	10-1-2045	1,600,000	1,600,000
				3,265,000
Education revenue: 0.09%
Florida Higher Educational Facilities Financial Authority Florida Institute of Technology, Inc.	5.00	10-1-2023	500,000	500,851
Florida Higher Educational Facilities Financial Authority Florida Institute of Technology, Inc.	5.00	10-1-2024	250,000	252,318
				753,169
Health revenue: 0.77%
City of Tampa BayCare Obligated Group Series B (SIFMA Municipal Swap+0.30%)±	4.31	11-15-2033	1,500,000	1,500,000
Lee Memorial Health System Lee Memorial Health System Obligated Group Series Bø	4.47	4-1-2049	5,000,000	5,000,000
				6,500,000
Housing revenue: 2.41%
Capital Trust Agency, Inc. EHDOC Council Towers LP Series A	1.50	11-1-2023	10,450,000	10,397,615
Tender Option Bond Trust Receipts/Certificates Series 2022-XF3058 (Mizuho Capital Markets LLC LOC)144Aø	4.41	11-1-2035	10,000,000	10,000,000
				20,397,615
Miscellaneous revenue: 0.37%
School Board of Miami-Dade County Series Aøø	5.00	5-1-2031	3,100,000	3,138,758
Water & sewer revenue: 0.08%
North Sumter County Utility Dependent District (AGM Insured)	5.00	10-1-2025	635,000	658,835
				34,713,377
Georgia: 5.53%
Health revenue: 1.62%
Cobb County Hospital Authority (Truist Bank LOC)ø	3.22	4-1-2036	6,000,000	6,000,000
Cobb County Hospital Authority (Truist Bank LOC)ø	3.97	4-1-2034	5,000,000	5,000,000
Cobb County Kennestone Hospital Authority WellStar Health System Obligated Group	5.00	4-1-2025	660,000	676,111
Cobb County Kennestone Hospital Authority WellStar Health System Obligated Group Series B	5.00	4-1-2024	1,300,000	1,313,364
Gainesville & Hall County Hospital Authority Northeast Georgia Health System Obligated Group Series A	5.00	2-15-2026	700,000	724,843
				13,714,318
The accompanying notes are an integral part of these financial statements.
16 | Allspring Ultra Short-Term Municipal Income Fund

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Housing revenue: 2.19%
Augusta Housing Authority Capstone at Barton Chapel LP (Department of Housing and Urban Development Insured)øø	1.25%	12-1-2024	$8,875,000	$8,785,979
College Park Business & IDA Somersby Family I LP Series Bøø	1.25	7-1-2025	10,000,000	9,718,602
				18,504,581
Utilities revenue: 1.72%
Development Authority of Burke County Georgia Power Co.øø	2.88	12-1-2049	3,000,000	2,912,186
Development Authority of Monroe County Georgia Power Co. Series 1støø	1.00	7-1-2049	1,875,000	1,664,646
Main Street Natural Gas, Inc. Series A	4.00	12-1-2023	1,000,000	999,753
Main Street Natural Gas, Inc. Series C	4.00	12-1-2024	700,000	699,050
Main Street Natural Gas, Inc. Series C	4.00	12-1-2025	1,000,000	996,283
Main Street Natural Gas, Inc. Series C144Aøø	4.00	8-1-2052	4,000,000	3,866,177
Main Street Natural Gas, Inc. Series C	5.00	9-1-2023	1,650,000	1,651,969
Main Street Natural Gas, Inc. Series C (Royal Bank of Canada LIQ)øø	4.00	8-1-2048	805,000	805,186
Municipal Electric Authority of Georgia Plant Vogtle Units 3&4 Project Series A	5.00	1-1-2024	165,000	166,027
Municipal Electric Authority of Georgia Plant Vogtle Units 3&4 Project Series A	5.00	7-1-2025	200,000	205,207
Municipal Electric Authority of Georgia Plant Vogtle Units 3&4 Project Series A (AGM Insured)	5.00	1-1-2026	225,000	234,336
Municipal Electric Authority of Georgia Plant Vogtle Units 3&4 Project Series A (AGM Insured)	5.00	7-1-2026	300,000	315,092
				14,515,912
				46,734,811
Guam: 0.17%
Airport revenue: 0.17%
Antonio B Won Pat International Airport Authority Series A AMT	5.00	10-1-2023	1,395,000	1,399,117
Hawaii: 1.25%
GO revenue: 0.48%
City & County of Honolulu Series A	5.00	11-1-2023	2,250,000	2,262,983
City & County of Honolulu Series A	5.00	11-1-2024	1,750,000	1,793,515
				4,056,498
Health revenue: 0.19%
State of Hawaii Department of Budget & Finance Queen’s Health Systems Obligated Group Series B (SIFMA Municipal Swap+0.45%)±	4.46	7-1-2039	1,645,000	1,645,000
Miscellaneous revenue: 0.24%
State of Hawaii Airports System Revenue AMT	5.25	8-1-2024	2,000,000	2,001,628
Utilities revenue: 0.34%
State of Hawaii Department of Budget & Finance Hawaiian Electric Co., Inc. Series A AMT	3.10	5-1-2026	3,000,000	2,899,423
				10,602,549
The accompanying notes are an integral part of these financial statements.
Allspring Ultra Short-Term Municipal Income Fund  | 17

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Idaho: 0.18%
Housing revenue: 0.18%
Idaho Housing & Finance Association Series Aø	4.19%	1-1-2038	$1,485,000	$1,485,000
Illinois: 7.48%
Airport revenue: 0.30%
Chicago O’Hare International Airport Series D	5.00	1-1-2025	2,500,000	2,562,976
Education revenue: 0.66%
Illinois Finance Authority Benedictine University	5.00	10-1-2025	600,000	599,502
Illinois Finance Authority University of Chicago Series A	5.00	10-1-2023	1,400,000	1,405,851
Illinois Finance Authority University of Chicago Series A	5.00	10-1-2025	1,500,000	1,561,581
Southern Illinois University Series A (BAM Insured)	4.00	4-1-2024	1,200,000	1,201,848
Southern Illinois University Series A (BAM Insured)	5.00	4-1-2025	750,000	765,763
				5,534,545
GO revenue: 3.32%
Chicago Board of Education Series B	5.00	12-1-2023	1,150,000	1,154,112
Chicago Board of Education Series B-1 (NPFGC Insured)¤	0.00	12-1-2023	500,000	491,790
Chicago Board of Education Series F	5.00	12-1-2024	2,500,000	2,528,090
City of Chicago (NPFGC Insured)¤	0.00	1-1-2024	3,670,000	3,599,744
City of Chicago Series A	5.00	1-1-2025	2,500,000	2,548,831
City of Chicago Series B	5.00	1-1-2026	2,750,000	2,814,157
City of Geneva	4.00	2-1-2024	650,000	652,424
City of Peoria Series A (BAM Insured)	4.00	1-1-2025	1,250,000	1,258,879
City of Peoria Series A (BAM Insured)	4.00	1-1-2026	500,000	509,244
South Sangamon Water Commission (AGM Insured)	4.00	1-1-2026	500,000	504,115
State of Illinois	5.25	2-1-2029	1,500,000	1,514,742
State of Illinois Series A	5.00	3-1-2024	1,500,000	1,513,009
State of Illinois Series B	5.00	3-1-2025	1,500,000	1,533,814
State of Illinois Series D	5.00	7-1-2023	6,000,000	6,000,000
Whiteside & Lee Counties Community Unit School District No. 5 Sterling Series A (BAM Insured)	4.00	12-1-2023	1,435,000	1,438,333
				28,061,284
Health revenue: 0.32%
Illinois Finance Authority OSF Healthcare System Obligated Group Series B-1øø	5.00	5-15-2050	1,200,000	1,211,998
Illinois Finance Authority Shirley Ryan AbilityLab Series A	5.00	7-1-2023	1,100,000	1,100,000
Illinois Finance Authority Washington and Jane Smith Community - Orland Park	4.00	10-15-2023	205,000	204,459
Illinois Finance Authority Washington and Jane Smith Community - Orland Park	4.00	10-15-2024	210,000	207,240
				2,723,697
Housing revenue: 0.82%
City of Chicago Heights Olympic Village LLC (FHA Insured)øø	2.88	8-1-2027	5,000,000	4,849,866
Metropolitan Pier & Exposition Authority Series A	3.00	6-15-2024	2,100,000	2,078,865
				6,928,731
The accompanying notes are an integral part of these financial statements.
18 | Allspring Ultra Short-Term Municipal Income Fund

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Tax revenue: 1.44%
Regional Transportation Authority Series Bøø	3.90%	6-1-2025	$11,195,000	$11,195,000
State of Illinois Sales Tax Revenue	5.00	6-15-2024	1,000,000	1,000,784
				12,195,784
Water & sewer revenue: 0.62%
Chicago Wastewater Transmission Revenue Series B	5.00	1-1-2024	1,600,000	1,610,730
City of Chicago Waterworks Revenue	5.00	11-1-2023	1,645,000	1,652,099
City of Joliet Waterworks & Sewerage Revenue BAN	5.00	1-1-2024	2,000,000	2,008,874
				5,271,703
				63,278,720
Indiana: 3.12%
Education revenue: 0.07%
Town of Upland Taylor University, Inc.	4.00	9-1-2025	590,000	593,519
GO revenue: 0.51%
Center Grove Community School Corp. Series B	4.00	7-1-2023	2,025,000	2,025,000
Clark-Pleasant Community School Corp.	5.00	7-15-2024	1,725,000	1,746,315
Town of Whitestown	4.25	12-31-2023	535,000	534,075
				4,305,390
Housing revenue: 0.88%
City of Indianapolis Peppermill TC LLC Series A (FHA Insured)øø	3.00	5-1-2027	1,251,000	1,244,494
Fort Wayne RDA	4.00	8-1-2023	795,000	795,321
Fort Wayne RDA	4.00	8-1-2024	730,000	735,332
Marion High School Building Corp. Marion Community Schools Series B	4.00	7-15-2023	210,000	210,031
Marion High School Building Corp. Marion Community Schools Series B	4.00	1-15-2024	215,000	215,670
Marion High School Building Corp. Marion Community Schools Series B	4.00	7-15-2024	220,000	221,471
Marion High School Building Corp. Marion Community Schools Series B	4.00	1-15-2025	225,000	226,991
Marion High School Building Corp. Marion Community Schools Series B	4.00	7-15-2025	225,000	228,128
Posey County RDA Posey County Redevelopment Commission BAN	5.00	7-15-2025	3,000,000	3,074,580
Vinton-Tecumseh School Building Corp. Lafayette School Corp.	3.00	1-15-2025	505,000	500,787
				7,452,805
Industrial development revenue: 0.78%
City of Whiting BP Products North America , Inc. AMTøø	5.00	11-1-2047	2,250,000	2,282,053
Indiana Finance Authority East End Crossing Partners LLC Series A	5.00	7-1-2048	4,315,000	4,315,000
				6,597,053
Miscellaneous revenue: 0.20%
Indianapolis Local Public Improvement Bond Bank Series A	5.00	6-1-2024	1,700,000	1,723,281
The accompanying notes are an integral part of these financial statements.
Allspring Ultra Short-Term Municipal Income Fund  | 19

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Utilities revenue: 0.68%
City of Mount Vernon Southern Indiana Gas & Electric Co. AMTøø	0.88%	9-1-2055	$5,750,000	$5,723,834
				26,395,882
Iowa: 0.58%
Industrial development revenue: 0.35%
Iowa Finance Authority Gevo Iowa RNG LLC AMT ( Citibank NA LOC)øø	1.50	1-1-2042	3,000,000	2,926,152
Utilities revenue: 0.23%
PEFA, Inc.øø	5.00	9-1-2049	1,920,000	1,957,650
				4,883,802
Kansas: 0.23%
GO revenue: 0.23%
Reno County Unified School District No. 308 Hutchinson	3.00	9-1-2024	2,000,000	1,968,756
Kentucky: 1.35%
Education revenue: 0.11%
City of Columbia Lindsey Wilson College, Inc.	4.00	12-1-2023	450,000	450,141
City of Columbia Lindsey Wilson College, Inc.	4.00	12-1-2025	485,000	474,947
				925,088
Health revenue: 0.65%
Louisville/Jefferson County Metropolitan Government Norton Healthcare Obligated Group Series A	5.25	10-1-2026	1,500,000	1,505,162
Louisville/Jefferson County Metropolitan Government Norton Healthcare Obligated Group Series Bøø	5.00	10-1-2047	4,000,000	4,010,938
				5,516,100
Resource recovery revenue: 0.35%
Kentucky EDFA Republic Services, Inc. Series Bøø	3.80	4-1-2031	3,000,000	3,000,230
Utilities revenue: 0.24%
Paducah Electric Plant Board	5.00	10-1-2023	1,995,000	2,001,752
				11,443,170
Louisiana: 1.70%
Industrial development revenue: 0.12%
Parish of St. John the Baptist Marathon Oil Corp. Series A-1øø	4.05	6-1-2037	1,000,000	995,546
Miscellaneous revenue: 1.01%
Louisiana Local Government Environmental Facilities & CDA East Baton Rouge Sewerage Commission Series Bøø	0.88	2-1-2046	9,000,000	8,561,352
Tax revenue: 0.57%
State of Louisiana Gasoline & Fuels Tax Revenue Series A (U.S. SOFR+0.50%)±	4.04	5-1-2043	4,920,000	4,826,055
				14,382,953
The accompanying notes are an integral part of these financial statements.
20 | Allspring Ultra Short-Term Municipal Income Fund

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Maine: 0.16%
Health revenue: 0.16%
Maine Health & Higher Educational Facilities Authority Series A	4.00%	7-1-2024	$755,000	$759,520
Maine Health & Higher Educational Facilities Authority Series A	5.00	7-1-2023	575,000	575,000
				1,334,520
Maryland: 5.02%
Health revenue: 0.07%
Maryland Health & Higher Educational Facilities Authority Adventist Healthcare Obligated Group	5.00	1-1-2024	540,000	542,136
Housing revenue: 4.95%
Maryland Community Development Administration New Alexander House LLC Series B##	0.80	9-1-2023	15,000,000	14,900,784
Maryland Community Development Administration Rosemont Apartments 4 LLC Series A (GNMA Insured)144A	4.50	11-1-2023	7,400,000	7,337,792
Maryland Community Development Administration South Street Senior LLC Series D	3.15	7-1-2024	4,000,000	3,922,350
Maryland Community Development Administration Woodside Preservation LP Series A144A	1.33	1-1-2024	6,000,000	5,887,555
Maryland Community Development Administration WV3 Housing Associates LP Series G (FHA Insured)	1.05	12-1-2023	10,000,000	9,838,267
				41,886,748
				42,428,884
Massachusetts: 1.83%
Education revenue: 0.18%
Massachusetts Development Finance Agency Lasell University	4.00	7-1-2023	210,000	210,000
Massachusetts Development Finance Agency Lasell University	4.00	7-1-2024	225,000	223,110
Massachusetts Development Finance Agency Springfield College Series A	5.00	6-1-2025	1,065,000	1,077,749
				1,510,859
Health revenue: 0.99%
Massachusetts Development Finance Agency Milford Regional Medical Center Obligated Group Series G144A	5.00	7-15-2023	125,000	125,024
Massachusetts Development Finance Agency Milford Regional Medical Center Obligated Group Series G144A	5.00	7-15-2024	125,000	126,004
Massachusetts Development Finance Agency Tufts Medicine Obligated Group Series C (AGM Insured)	5.00	10-1-2023	635,000	636,996
Massachusetts HEFA Mass General Brigham, Inc. Series G-2 (AGM Insured)€øø	4.09	7-1-2042	7,520,000	7,520,000
				8,408,024
Housing revenue: 0.45%
Boston Housing Authority Series B	5.00	10-1-2024	650,000	664,718
The accompanying notes are an integral part of these financial statements.
Allspring Ultra Short-Term Municipal Income Fund  | 21

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Housing revenue (continued)
Boston Housing Authority Series B	5.00%	10-1-2025	$380,000	$395,182
Massachusetts Development Finance Agency Salem Heights II Preservation Associates LP Series Bøø	0.25	7-1-2024	2,750,000	2,750,000
				3,809,900
Tax revenue: 0.21%
Massachusetts Bay Transportation Authority Sales Tax Revenue Series B-1	5.00	7-1-2023	1,775,000	1,775,000
				15,503,783
Michigan: 1.21%
Education revenue: 0.06%
Lake Superior State University (AGM Insured)	4.00	11-15-2023	525,000	526,202
GO revenue: 0.32%
Carman-Ainsworth Community Schools	4.00	5-1-2025	2,685,000	2,707,841
Health revenue: 0.83%
Kent Hospital Finance Authority Corewell Health Obligated Group (SIFMA Municipal Swap+0.25%)±	4.26	1-15-2047	2,000,000	2,000,000
Michigan Finance Authority Trinity Health Corp. Obligated Group Series MI-1ø	3.50	12-1-2034	5,000,000	5,001,042
				7,001,042
				10,235,085
Minnesota: 0.68%
Health revenue: 0.06%
City of Rochester Mayo Clinicø	4.20	11-15-2047	500,000	500,000
Miscellaneous revenue: 0.32%
Lake Agassiz Education Cooperative No. 0397-52 COP Series A	3.00	2-1-2024	265,000	262,874
Minnesota Rural Water Finance Authority, Inc. Public Projects Construction Note	2.63	12-1-2023	2,500,000	2,479,971
				2,742,845
Utilities revenue: 0.30%
Minnesota Municipal Gas Agency Series A (Royal Bank of Canada LIQ)	4.00	12-1-2023	2,500,000	2,502,591
				5,745,436
Missouri: 1.37%
Housing revenue: 1.37%
Missouri Public Utilities Commission	0.75	8-1-2023	5,400,000	5,384,675
Missouri Public Utilities Commission	4.00	12-1-2024	6,200,000	6,216,897
				11,601,572
The accompanying notes are an integral part of these financial statements.
22 | Allspring Ultra Short-Term Municipal Income Fund

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Nebraska: 1.27%
Miscellaneous revenue: 0.72%
City of Gretna COP	4.00%	12-15-2025	$3,000,000	$3,022,369
City of Gretna COP	5.00	12-15-2025	3,000,000	3,072,290
				6,094,659
Utilities revenue: 0.55%
Central Plains Energy Project No. 4øø	5.00	3-1-2050	4,600,000	4,619,038
				10,713,697
New Jersey: 2.96%
Education revenue: 0.14%
New Jersey Higher Education Student Assistance Authority Series B AMT	5.00	12-1-2023	300,000	301,469
New Jersey Higher Education Student Assistance Authority Series B AMT	5.00	12-1-2025	850,000	872,763
				1,174,232
GO revenue: 2.41%
City of New Brunswick BAN	5.00	5-31-2024	2,000,000	2,026,000
City of Newark Series D BAN	4.00	9-29-2023	3,028,000	3,027,757
New Jersey EDA Series GGG144A	5.25	9-1-2023	10,000,000	10,026,629
New Jersey EDA Series GGG144A	5.25	9-1-2026	5,000,000	5,283,634
				20,364,020
Housing revenue: 0.31%
New Jersey TTFA Series D	5.25	12-15-2023	2,600,000	2,619,861
Transportation revenue: 0.10%
New Brunswick Parking Authority Series B (BAM Insured)	5.00	9-1-2024	875,000	892,953
				25,051,066
New Mexico: 0.82%
Utilities revenue: 0.82%
City of Farmington Public Service Co. of New Mexico Series Bøø	3.00	6-1-2040	7,000,000	6,925,507
New York: 8.74%
Airport revenue: 0.30%
New York Transportation Development Corp. JFK International Air Terminal LLC Series A AMT	5.00	12-1-2023	1,260,000	1,265,661
New York Transportation Development Corp. JFK International Air Terminal LLC Series A AMT	5.00	12-1-2024	1,250,000	1,271,018
				2,536,679
Education revenue: 0.51%
Albany Industrial Development Agency Research Foundation of State University of New York Series Aø	4.12	7-1-2032	2,120,000	2,120,000
New York State Dormitory Authority Iona College Series 2022	5.00	7-1-2023	550,000	550,000
Saratoga County Capital Resource Corp. Series 2021-A	5.00	7-1-2024	600,000	609,640
The accompanying notes are an integral part of these financial statements.
Allspring Ultra Short-Term Municipal Income Fund  | 23

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Education revenue (continued)
Saratoga County Capital Resource Corp. Series 2021-A	5.00%	7-1-2025	$425,000	$438,209
Saratoga County Capital Resource Corp. Skidmore College Series 2021-A	5.00	7-1-2023	575,000	575,000
				4,292,849
GO revenue: 2.78%
City of Long Beach Series A	5.00	9-1-2023	2,075,000	2,078,522
City of New York Series 2ø	4.21	4-1-2042	500,000	500,000
City of New York Series A4 (AGM Insured)€øø	4.49	8-1-2026	125,000	125,000
City of New York Series C4 (AGC Insured)€øø	4.84	10-1-2027	8,050,000	8,050,000
City of New York Series C4 (AGM Insured)€øø	4.93	1-1-2032	800,000	800,000
City of New York Series G4ø	4.00	3-1-2039	10,000,000	10,000,000
City of New York Series J2 (AGM Insured)€øø	4.17	6-1-2036	1,350,000	1,350,000
City of Yonkers Series A (AGM Insured)	5.00	2-15-2025	315,000	323,850
City of Yonkers Series B (AGM Insured)	5.00	2-15-2025	305,000	313,570
				23,540,942
Health revenue: 0.56%
Broome County Local Development Corp. (AGM Insured)	5.00	4-1-2025	500,000	510,508
Broome County Local Development Corp. United Health Services Hospitals Obligated Group (AGM Insured)	5.00	4-1-2024	500,000	505,872
New York City Health & Hospitals Corp. Series A	5.00	2-15-2025	3,615,000	3,724,046
				4,740,426
Housing revenue: 2.18%
New York City Housing Development Corp. Series Aøø	1.13	5-1-2060	4,000,000	3,845,158
New York City Housing Development Corp. Series C-2øø	0.70	11-1-2060	1,000,000	933,501
New York City Housing Development Corp. New York City Housing Development Corp. Series Aøø	3.70	5-1-2063	6,000,000	6,000,981
New York State Housing Finance Agency Series J	0.75	5-1-2025	8,250,000	7,697,801
				18,477,441
Industrial development revenue: 0.11%
New York State Energy Research & Development Authority National Grid Generation LLC Series A (Ambac Insured)€øø	4.59	10-1-2028	900,000	900,000
Miscellaneous revenue: 0.33%
Triborough Bridge & Tunnel Authority Metropolitan Transportation Authority Payroll Mobility Tax Revenue Series B	5.00	5-15-2024	2,705,000	2,749,088
Transportation revenue: 1.97%
Metropolitan Transportation Authority Series A2	5.00	11-15-2027	2,000,000	2,082,356
Metropolitan Transportation Authority Series Døø	5.00	11-15-2034	9,000,000	9,139,310
Triborough Bridge & Tunnel Authority Series A	5.00	11-15-2023	1,570,000	1,571,913
Triborough Bridge & Tunnel Authority Series B (U.S. SOFR+0.38%)±	3.77	1-1-2032	3,910,000	3,887,514
				16,681,093
				73,918,518
The accompanying notes are an integral part of these financial statements.
24 | Allspring Ultra Short-Term Municipal Income Fund

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
North Carolina: 0.66%
Health revenue: 0.22%
Charlotte-Mecklenburg Hospital Authority Atrium Health Obligated Group Series Eøø	0.80%	1-15-2048	$1,500,000	$1,381,563
North Carolina Medical Care Commission Lutheran Services for the Aging, Inc. Obligated Group Series A	4.00	3-1-2024	215,000	213,537
North Carolina Medical Care Commission Lutheran Services for the Aging, Inc. Obligated Group Series A	4.00	3-1-2025	265,000	260,372
				1,855,472
Housing revenue: 0.24%
North Carolina Housing Finance Agency Wind Crest Senior Living LP	4.50	6-1-2024	2,000,000	2,000,143
Industrial development revenue: 0.20%
Columbus County Industrial Facilities & Pollution Control Financing Authority International Paper Co. Series C AMTøø	2.10	3-1-2027	1,750,000	1,711,804
				5,567,419
North Dakota: 0.57%
GO revenue: 0.57%
Cass County Joint Water Resource District Series A	0.48	5-1-2024	5,000,000	4,813,118
Ohio: 4.87%
Education revenue: 0.11%
Ohio Higher Educational Facility Commission Xavier University	5.00	5-1-2025	885,000	907,222
GO revenue: 1.14%
City of Elyria BAN	4.50	6-27-2024	2,000,000	2,012,169
City of Newark BAN	4.00	9-26-2023	5,000,000	5,000,439
City of Toledo	3.00	12-1-2023	440,000	439,027
County of Licking BAN	4.00	8-29-2023	2,200,000	2,199,868
				9,651,503
Health revenue: 1.07%
County of Allen Hospital Facilities Revenue Bon Secours Mercy Health, Inc. Series A	5.00	12-1-2024	2,325,000	2,376,912
County of Allen Hospital Facilities Revenue Bon Secours Mercy Health, Inc. Series B-1øø	5.00	10-1-2049	5,000,000	5,279,356
State of Ohio University Hospitals Health System, Inc. Obligated Group Series Bø	4.41	1-15-2033	1,405,000	1,405,000
				9,061,268
Housing revenue: 1.79%
Ohio Housing Finance Agency Boardwalk Glenville Apartments LP Series A (Department of Housing and Urban Development Insured)øø	3.50	7-1-2025	5,000,000	4,971,941
Ohio Housing Finance Agency Delaware Village Apartments LLC (Department of Housing and Urban Development Insured)øø	3.00	10-1-2024	3,750,000	3,741,336
The accompanying notes are an integral part of these financial statements.
Allspring Ultra Short-Term Municipal Income Fund  | 25

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Housing revenue (continued)
Ohio Housing Finance Agency RAD Post Oak LLC (Department of Housing and Urban Development Insured)øø	3.35%	7-1-2025	$2,000,000	$1,978,007
Ohio Housing Finance Agency Windgrove Senior Housing LP (Department of Housing and Urban Development Insured)øø	1.25	8-1-2024	4,500,000	4,491,666
				15,182,950
Miscellaneous revenue: 0.10%
Southeast Local School District/Wayne County COP	3.00	12-1-2023	585,000	583,849
Southeast Local School District/Wayne County COP	3.00	12-1-2024	230,000	228,718
				812,567
Utilities revenue: 0.66%
American Municipal Power, Inc. AMP Fremont Energy Center Revenue Series A	5.00	2-15-2025	500,000	513,731
Lancaster Port Authority Series A (Royal Bank of Canada LIQ)øø	5.00	8-1-2049	5,000,000	5,076,336
				5,590,067
				41,205,577
Oklahoma: 0.59%
Education revenue: 0.06%
University of Oklahoma Series B	5.00	7-1-2025	510,000	526,546
Housing revenue: 0.53%
Oklahoma County Finance Authority Independent School District No. 9 Jones	4.00	9-1-2023	430,000	430,209
Oklahoma County Finance Authority Independent School District No. 9 Jones	4.00	9-1-2024	525,000	527,644
Osage County Industrial Authority BAN	2.00	9-1-2023	3,500,000	3,485,427
				4,443,280
				4,969,826
Oregon: 1.46%
Education revenue: 0.10%
County of Yamhill Linfield University Series A	4.00	10-1-2024	850,000	844,699
GO revenue: 0.08%
Port of Morrow Series A	4.00	6-1-2024	325,000	326,435
Port of Morrow Series A	4.00	6-1-2025	325,000	328,352
				654,787
Health revenue: 0.10%
Hospital Facilities Authority of Multnomah County Terwilliger Plaza, Inc. Obligated Group	0.95	6-1-2027	1,000,000	873,151
Industrial development revenue: 1.18%
Oregon State Business Development Commission Intel Corp. Series 232øø	2.40	12-1-2040	10,000,000	9,981,636
				12,354,273
The accompanying notes are an integral part of these financial statements.
26 | Allspring Ultra Short-Term Municipal Income Fund

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Pennsylvania: 5.37%
Airport revenue: 0.19%
City of Philadelphia Airport Revenue Series A	5.00%	7-1-2025	$1,545,000	$1,597,236
Education revenue: 0.47%
Delaware County Authority Neumann University	5.00	10-1-2024	500,000	502,056
Delaware County Authority Neumann University	5.00	10-1-2025	525,000	528,206
Huntingdon County General Authority Juniata College Series T	5.00	10-1-2025	355,000	360,561
Huntingdon County General Authority Juniata College Series T	5.00	10-1-2026	430,000	440,830
Northampton County General Purpose Authority Lafayette Collegeø	3.71	11-1-2023	150,000	150,000
Pennsylvania Higher Educational Facilities Authority Thomas Jefferson University Obligated Group Series Bø	4.45	9-1-2045	150,000	150,000
Pennsylvania Higher Educational Facilities Authority York College of Pennsylvania Series T4øø	3.50	5-1-2033	1,860,000	1,848,192
				3,979,845
GO revenue: 0.57%
Albert Gallatin Area School District Series A (AGM Insured)	4.00	9-1-2023	1,000,000	1,000,877
Albert Gallatin Area School District Series A (AGM Insured)	4.00	9-1-2024	725,000	730,763
Borough of Dunmore Series A (AGM Insured)	2.00	9-1-2024	765,000	745,462
Borough of Dunmore Series A (AGM Insured)	2.00	9-1-2026	170,000	159,653
Hollidaysburg Area School District	4.00	7-15-2023	525,000	525,111
Octorara Area School District (AGM Insured)	4.00	4-1-2025	600,000	607,649
Riverside School District (BAM Insured)	3.00	10-15-2023	480,000	479,216
Riverside School District (BAM Insured)	4.00	10-15-2025	550,000	558,598
				4,807,329
Health revenue: 1.29%
Allegheny County Hospital Development Authority UPMC Obligated Group (SIFMA Municipal Swap+0.70%)±	4.71	11-15-2047	6,000,000	5,859,241
Doylestown Hospital Authority Series A	5.00	7-1-2023	1,090,000	1,090,000
Montgomery County Higher Education & Health Authority Thomas Jefferson University Obligated Group Series Dø	4.45	9-1-2050	4,000,000	4,000,000
				10,949,241
Housing revenue: 1.65%
Pennsylvania Housing Finance Agency (Department of Housing and Urban Development Insured)øø	1.50	7-1-2024	5,000,000	5,000,000
Pennsylvania Housing Finance Agency Series 137	0.45	10-1-2023	325,000	322,591
Pennsylvania Housing Finance Agency LIH Wilkes-Barre LP (Department of Housing and Urban Development Insured)øø	1.25	2-1-2025	6,675,000	6,563,174
Southeastern Pennsylvania Transportation Authority	5.00	6-1-2024	1,000,000	1,014,410
Southeastern Pennsylvania Transportation Authority	5.00	6-1-2025	1,000,000	1,033,431
				13,933,606
Miscellaneous revenue: 0.50%
Pennsylvania EDFA Philadelphia Water Department	3.00	1-1-2024	865,000	862,244
The accompanying notes are an integral part of these financial statements.
Allspring Ultra Short-Term Municipal Income Fund  | 27

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Miscellaneous revenue (continued)
Sports & Exhibition Authority of Pittsburgh & Allegheny County Allegheny Regional Asset District (AGM Insured)	4.00%	2-1-2025	$1,860,000	$1,873,503
State Public School Building Authority Harrisburg School District Series A (AGM Insured)	5.00	12-1-2023	1,450,000	1,459,091
				4,194,838
Resource recovery revenue: 0.11%
Pennsylvania EDFA Waste Management, Inc. Series B AMTøø	1.10	6-1-2031	1,000,000	906,746
Tax revenue: 0.08%
Allentown Neighborhood Improvement Zone Development Authority	5.00	5-1-2024	150,000	151,206
Allentown Neighborhood Improvement Zone Development Authority	5.00	5-1-2025	500,000	507,517
				658,723
Transportation revenue: 0.10%
Pennsylvania Turnpike Commission Series B	5.00	12-1-2023	425,000	427,854
Pennsylvania Turnpike Commission Series B	5.00	12-1-2024	450,000	460,983
				888,837
Water & sewer revenue: 0.41%
Allegheny County Sanitary Authority Series A	4.00	6-1-2025	150,000	152,432
Pittsburgh Water & Sewer Authority Series C (AGM Insured) (SIFMA Municipal Swap+0.65%)±	4.66	9-1-2040	3,340,000	3,340,210
				3,492,642
				45,409,043
Rhode Island: 0.41%
Health revenue: 0.29%
Rhode Island Health & Educational Building Corp. Lifespan Obligated Group	5.00	5-15-2024	2,475,000	2,495,557
Housing revenue: 0.12%
Providence Public Building Authority Series A (AGM Insured)	4.00	9-15-2023	1,000,000	1,001,253
				3,496,810
South Carolina: 1.68%
Housing revenue: 0.59%
Tender Option Bond Trust Receipts/Certificates Series 2023-XF3079 (Mizuho Capital Markets LLC LOC, Mizuho Capital Markets LLC LIQ)144Aø	4.41	7-1-2028	5,000,000	5,000,000
Utilities revenue: 1.09%
Patriots Energy Group Financing Agency Series A (Royal Bank of Canada LIQ)øø	4.00	10-1-2048	9,225,000	9,225,956
				14,225,956
The accompanying notes are an integral part of these financial statements.
28 | Allspring Ultra Short-Term Municipal Income Fund

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Tennessee: 1.31%
Airport revenue: 0.57%
Memphis-Shelby County Airport Authority Series A AMT	5.00%	7-1-2025	$2,750,000	$2,813,639
Memphis-Shelby County Airport Authority Series B AMT	5.00	7-1-2023	2,000,000	2,000,000
				4,813,639
Utilities revenue: 0.74%
City of Memphis Electric System Revenue Series A	5.00	12-1-2023	425,000	428,284
City of Memphis Electric System Revenue Series A	5.00	12-1-2024	500,000	513,593
Tennessee Energy Acquisition Corp. Series A	5.25	9-1-2024	1,690,000	1,711,357
Tennessee Energy Acquisition Corp. Series A-1øø	5.00	5-1-2053	3,500,000	3,620,884
				6,274,118
				11,087,757
Texas: 12.38%
Airport revenue: 1.28%
City of El Paso Airport Revenue AMT	5.00	8-15-2026	2,000,000	2,071,800
City of Houston Airport System Revenue Series A%%	5.00	7-1-2026	1,000,000	1,040,797
City of Houston Airport System Revenue Series A%%	5.00	7-1-2027	3,000,000	3,157,574
Dallas Fort Worth International Airport Series A	5.00	11-1-2024	1,500,000	1,534,355
Love Field Airport Modernization Corp. AMT	5.00	11-1-2024	3,000,000	3,041,447
				10,845,973
Education revenue: 1.60%
Arlington Higher Education Finance Corp. Harmony Public Schools Series A	4.00	2-15-2024	110,000	110,382
Arlington Higher Education Finance Corp. Harmony Public Schools Series A	4.00	2-15-2025	170,000	171,782
Arlington Higher Education Finance Corp. Harmony Public Schools Series A	4.00	2-15-2026	280,000	283,658
Hale Center Education Facilities Corp. Wayland Baptist University	5.00	3-1-2026	675,000	687,760
Odessa Junior College District (AGM Insured)	4.00	7-1-2023	500,000	500,000
Tender Option Bond Trust Receipts/Certificates Series 2022-035 (Morgan Stanley Municipal Funding LOC, Morgan Stanley Municipal Funding LIQ)144Aø	4.41	6-15-2056	11,780,000	11,780,000
				13,533,582
GO revenue: 4.65%
Andrews County Hospital District	5.00	3-15-2025	1,140,000	1,166,143
City of Beaumont	5.00	3-1-2025	1,065,000	1,096,458
City of Port Arthur (BAM Insured)	5.00	2-15-2025	445,000	456,797
Cypress-Fairbanks Independent School District Series B1øø	0.28	2-15-2040	3,650,000	3,507,418
Fort Bend Independent School District Series Bøø	0.88	8-1-2050	3,075,000	2,888,067
Georgetown Independent School District Series Bøø	2.50	8-1-2044	5,700,000	5,695,823
Katy Independent School Districtøø	1.50	8-15-2050	4,500,000	4,401,429
Little Elm Independent School Districtøø	0.68	8-15-2048	515,000	487,864
North East Independent School Districtøø%%	3.60	8-1-2052	3,000,000	2,998,829
North East Independent School District Series Bøø	2.00	8-1-2052	2,565,000	2,562,506
Northside Independent School Districtøø	1.60	8-1-2049	3,145,000	3,060,453
The accompanying notes are an integral part of these financial statements.
Allspring Ultra Short-Term Municipal Income Fund  | 29

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
GO revenue (continued)
Plainview Independent School District Series Bøø	1.50%	2-15-2050	$9,000,000	$8,979,435
Tomball Independent School District Series B1øø	0.45	2-15-2036	2,000,000	1,991,239
				39,292,461
Health revenue: 0.92%
Coastal Bend Health Facilities Development Corp. CHRISTUS Health Obligated Group Series B-2 (AGM Insured)€øø	4.49	7-1-2031	2,450,000	2,450,000
Harris County Cultural Education Facilities Finance Corp. Memorial Hermann Health System Obligated Group Series C-2øø	5.00	6-1-2032	3,100,000	3,158,092
Harris County Health Facilities Development Corp. CHRISTUS Health Obligated Group Series A-3 (AGM Insured)€øø	4.49	7-1-2031	350,000	350,000
Harris County Health Facilities Development Corp. CHRISTUS Health Obligated Group Series A-4 (AGM Insured)€øø	4.49	7-1-2031	525,000	525,000
Tarrant County Cultural Education Facilities Finance Corp. Buckner Retirement Services, Inc. Obligated Group Series A	5.00	11-15-2023	1,245,000	1,245,693
				7,728,785
Housing revenue: 2.37%
Cameron County Housing Finance Corp. Rockwell Manor Housing Partners LPøø	3.50	12-1-2024	3,800,000	3,789,083
County of Wise Weatherford College of the Parker County Junior College District	5.00	8-15-2024	450,000	457,474
Galveston Public Facility Corp. Oleanders at Broadway LP (Department of Housing and Urban Development Insured)øø	0.47	8-1-2025	5,200,000	4,992,449
Housing Options, Inc. Brooks Manor LPøø	0.50	8-1-2041	6,250,000	5,811,891
Housing Synergy PFC Villages at Westlake Apartments LP (Department of Housing and Urban Development Insured)øø	3.50	8-1-2025	5,000,000	4,972,399
				20,023,296
Miscellaneous revenue: 0.05%
Dallas Performing Arts Cultural Facilities Corp. Dallas Center for the Performing Arts Foundation, Inc. Series A (Bank of America NA LOC)ø	4.01	9-1-2041	448,000	448,000
Transportation revenue: 0.30%
Central Texas Regional Mobility Authority Series F BAN	5.00	1-1-2025	2,500,000	2,533,869
Utilities revenue: 1.21%
City of San Antonio Electric & Gas Systems Revenueøø	3.65	2-1-2053	3,000,000	2,995,170
City of San Antonio Electric & Gas Systems Revenue (SIFMA Municipal Swap+0.87%)±	4.88	2-1-2048	4,000,000	4,000,197
Texas Municipal Gas Acquisition & Supply Corp. III	5.00	12-15-2024	1,500,000	1,517,125
Texas Municipal Power Agency (AGM Insured)	3.00	9-1-2024	750,000	745,627
Texas Municipal Power Agency (AGM Insured)	3.00	9-1-2025	1,000,000	985,163
				10,243,282
				104,649,248
The accompanying notes are an integral part of these financial statements.
30 | Allspring Ultra Short-Term Municipal Income Fund

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Utah: 0.16%
Airport revenue: 0.16%
City of Salt Lake City Airport Revenue Series A AMT	5.00%	7-1-2025	$1,325,000	$1,357,195
Virginia: 3.49%
Education revenue: 0.06%
Virginia College Building Authority Regent University	5.00	6-1-2024	225,000	225,983
Virginia College Building Authority Regent University	5.00	6-1-2025	250,000	252,037
				478,020
Health revenue: 0.06%
Virginia Small Business Financing Authority National Senior Communities, Inc. Obligated Group Series A	5.00	1-1-2024	500,000	502,363
Housing revenue: 1.70%
Fairfax County Redevelopment & Housing Authority One University Senior LLCøø	1.25	12-1-2025	15,000,000	14,410,244
Transportation revenue: 0.54%
Chesapeake Bay Bridge & Tunnel District BAN	5.00	11-1-2023	4,520,000	4,537,175
Utilities revenue: 1.13%
Halifax County IDA Virginia Electric & Power Co. Series Aøø	1.65	12-1-2041	3,500,000	3,406,161
Louisa IDA Virginia Electric & Power Co. Series Bøø	0.75	11-1-2035	3,000,000	2,749,805
Wise County IDA Virginia Electric & Power Co. Series Aøø	1.20	11-1-2040	3,525,000	3,419,620
				9,575,586
				29,503,388
Washington: 0.88%
Airport revenue: 0.30%
Port of Seattle Series C AMT	5.00	4-1-2025	2,500,000	2,540,168
Health revenue: 0.05%
Washington Health Care Facilities Authority Fred Hutchinson Cancer Center Obligated Group144A	5.00	12-1-2023	250,000	251,547
Washington Health Care Facilities Authority Fred Hutchinson Cancer Center Obligated Group144A	5.00	12-1-2024	195,000	199,219
				450,766
Housing revenue: 0.53%
Everett Housing Authorityøø	0.30	9-1-2024	2,500,000	2,482,280
Seattle Housing Authority Northgate Plaza Project	1.00	6-1-2026	2,175,000	1,989,674
				4,471,954
				7,462,888
West Virginia: 0.80%
Health revenue: 0.48%
West Virginia Hospital Finance Authority West Virginia United Health System Obligated Group Series A	5.00	6-1-2024	4,000,000	4,051,560
The accompanying notes are an integral part of these financial statements.
Allspring Ultra Short-Term Municipal Income Fund  | 31

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Industrial development revenue: 0.32%
West Virginia EDA Appalachian Power Co. Series Aøø	0.63%	12-1-2038	$3,000,000	$2,730,024
				6,781,584
Wisconsin: 2.64%
Education revenue: 0.24%
Wisconsin HEFA Marquette University	5.00	10-1-2023	2,000,000	2,007,202
GO revenue: 0.71%
City of Milwaukee Series N3 (AGM Insured)	5.00	4-1-2024	3,000,000	3,034,131
State of Wisconsin Series A (SIFMA Municipal Swap+0.42%)±	4.43	5-1-2025	3,000,000	2,992,468
				6,026,599
Health revenue: 0.76%
PFA Renown Regional Medical Center Obligated Group Series A	5.00	6-1-2024	2,000,000	2,020,253
PFA Renown Regional Medical Center Obligated Group Series A	5.00	6-1-2025	385,000	393,570
Wisconsin HEFA Beloit Health System Obligated Group	5.00	7-1-2024	945,000	956,318
Wisconsin HEFA Fort Healthcare, Inc. Obligated Group	5.00	5-1-2024	1,485,000	1,498,506
Wisconsin HEFA St. Camillus Health System Obligated Group Series A	5.00	11-1-2023	125,000	124,635
Wisconsin HEFA St. John’s Communities, Inc. Obligated Group	4.00	9-15-2023	710,000	709,116
Wisconsin HEFA St. John’s Communities, Inc. Obligated Group	4.00	9-15-2024	735,000	729,555
				6,431,953
Miscellaneous revenue: 0.41%
County of Waushara Series A	4.75	12-1-2023	2,500,000	2,503,136
Town of Clayton Series B	2.00	6-1-2026	1,000,000	938,028
				3,441,164
Utilities revenue: 0.35%
PFA Duke Energy Progress LLC Series A-1øø	3.30	10-1-2046	3,000,000	2,982,698
Water & sewer revenue: 0.17%
Town of Clayton Water & Sewer System Revenue Series C BAN	2.00	6-1-2026	1,500,000	1,407,043
				22,296,659
Wyoming: 0.51%
Health revenue: 0.36%
County of Laramie Cheyenne Regional Medical Center	4.00	5-1-2025	1,030,000	1,042,034
Sublette County Hospital District Series A%%	5.00	6-15-2026	2,000,000	2,000,103
				3,042,137
Housing revenue: 0.15%
Wyoming CDA Series 4 AMT (GNMA / FNMA / FHLMC Insured)	0.35	12-1-2023	1,235,000	1,220,285
				4,262,422
Total municipal obligations (Cost $888,109,527)				874,847,891
The accompanying notes are an integral part of these financial statements.
32 | Allspring Ultra Short-Term Municipal Income Fund

Portfolio of investments—June 30, 2023

	Yield	Maturity date	Principal	Value
Short-term investments: 1.33%
Commercial paper: 0.24%
County of Mercer	3.50%	8-3-2023	$2,000,000	$1,999,335

			Shares
Investment companies: 1.09%
Allspring Municipal Cash Management Money Market Fund Institutional Class♠∞##		4.07	9,252,867	9,254,718
Total short-term investments (Cost $11,254,717)				11,254,053
Total investments in securities (Cost $899,364,244)	104.79%			886,101,944
Other assets and liabilities, net	(4.79)			(40,467,742)
Total net assets	100.00%			$845,634,202

ø
Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.

±	Variable rate investment. The rate shown is the rate in effect at period end.
øø	The interest rate is determined and reset by the issuer periodically depending upon the terms of the security. The rate shown is the rate in effect at period end.
%%	The security is purchased on a when-issued basis.
€	The security is an auction-rate security which has an interest rate that resets at predetermined short-term intervals through a Dutch auction. The rate shown is the rate in effect at period end.
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
¤	The security is issued in zero coupon form with no periodic interest payments.
##	All or a portion of this security is segregated for when-issued securities.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
AGC	Assured Guaranty Corporation
AGM	Assured Guaranty Municipal
Ambac	Ambac Financial Group Incorporated
AMT	Alternative minimum tax
BAM	Build America Mutual Assurance Company
BAN	Bond anticipation note
CDA	Community Development Authority
COP	Certificate of participation
EDA	Economic Development Authority
EDFA	Economic Development Finance Authority
FHA	Federal Housing Administration
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General obligation
HEFA	Health & Educational Facilities Authority
HFA	Housing Finance Authority
HFFA	Health Facilities Financing Authority
IDA	Industrial Development Authority
LIQ	Liquidity agreement
LOC	Letter of credit
NPFGC	National Public Finance Guarantee Corporation
PFA	Public Finance Authority
RDA	Redevelopment Authority
SIFMA	Securities Industry and Financial Markets Association
SOFR	Secured Overnight Financing Rate
TTFA	Transportation Trust Fund Authority
The accompanying notes are an integral part of these financial statements.
Allspring Ultra Short-Term Municipal Income Fund  | 33

Portfolio of investments—June 30, 2023

Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Municipal Cash Management Money Market Fund Institutional Class	$34,898,697	$657,502,422	$(683,137,059)	$(9,342)	$0	$9,254,718	9,252,867	$263,823
The accompanying notes are an integral part of these financial statements.
34 | Allspring Ultra Short-Term Municipal Income Fund

Statement of assets and liabilities—June 30, 2023
Financial statements
Statement of assets and liabilities

Assets
Investments in unaffiliated securities, at value (cost $890,109,526)	$876,847,226
Investments in affiliated securities, at value (cost $9,254,718)	9,254,718
Cash	5,849
Receivable for interest	6,812,762
Receivable for Fund shares sold	2,331,669
Receivable for investments sold	2,320,000
Prepaid expenses and other assets	6,864
Total assets	897,579,088
Liabilities
Payable for investments purchased	34,410,014
Payable for when-issued transactions	14,579,549
Payable for Fund shares redeemed	1,908,652
Dividends payable	592,813
Management fee payable	71,385
Administration fees payable	65,828
Distribution fee payable	1,888
Trustees’ fees and expenses payable	200
Accrued expenses and other liabilities	314,557
Total liabilities	51,944,886
Total net assets	$845,634,202
Net assets consist of
Paid-in capital	$891,516,537
Total distributable loss	(45,882,335)
Total net assets	$845,634,202
The accompanying notes are an integral part of these financial statements.
Allspring Ultra Short-Term Municipal Income Fund  | 35

Statement of assets and liabilities—June 30, 2023

Computation of net asset value and offering price per share
Net assets–Class A	$224,085,644
Shares outstanding–Class A1	23,613,976
Net asset value per share–Class A	$9.49
Maximum offering price per share – Class A2	$9.68
Net assets–Class A2	$22,781,782
Shares outstanding–Class A2[1]	2,400,752
Net asset value per share–Class A2	$9.49
Net assets–Class C	$2,838,709
Shares outstanding–Class C1	301,680
Net asset value per share–Class C	$9.41
Net assets–Class R6	$272,992,806
Shares outstanding–Class R6[1]	28,770,443
Net asset value per share–Class R6	$9.49
Net assets–Administrator Class	$7,689,072
Shares outstanding–Administrator Class[1]	810,134
Net asset value per share–Administrator Class	$9.49
Net assets–Institutional Class	$315,246,189
Shares outstanding–Institutional Class[1]	33,216,704
Net asset value per share–Institutional Class	$9.49

[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/98 of net asset value. On investments of $100,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.
36 | Allspring Ultra Short-Term Municipal Income Fund

Statement of operations—year ended June 30, 2023
Statement of operations
Investment income
Interest	$21,872,539
Income from affiliated securities	263,823
Total investment income	22,136,362
Expenses
Management fee	2,962,426
Administration fees
Class A	412,986
Class A2	49,793
Class C	4,829
Class R6	134,910
Administrator Class	9,079
Institutional Class	365,177
Shareholder servicing fees
Class A	641,282
Class A2	46,698
Class C	7,550
Administrator Class	22,452
Distribution fee
Class C	22,648
Custody and accounting fees	56,079
Professional fees	70,332
Registration fees	407
Shareholder report expenses	27,387
Trustees’ fees and expenses	21,982
Other fees and expenses	15,587
Total expenses	4,871,604
Less: Fee waivers and/or expense reimbursements
Fund-level	(1,091,000)
Class A	(214,450)
Class A2	(25,666)
Class C	(2,630)
Administrator Class	(1,869)
Net expenses	3,535,989
Net investment income	18,600,373
Realized and unrealized gains (losses) on investments
Net realized losses on
Unaffiliated securities	(1,698,136)
Affiliated securities	(9,342)
Net realized losses on investments	(1,707,478)
Net change in unrealized gains (losses) on investments	5,063,907
Net realized and unrealized gains (losses) on investments	3,356,429
Net increase in net assets resulting from operations	$21,956,802
The accompanying notes are an integral part of these financial statements.
Allspring Ultra Short-Term Municipal Income Fund  | 37

Statement of changes in net assets
Statement of changes in net assets
	Year ended June 30, 2023		Year ended June 30, 2022
Operations
Net investment income		$18,600,373		$9,953,322
Net realized losses on investments		(1,707,478)		(3,377,534)
Net change in unrealized gains (losses) on investments		5,063,907		(27,597,940)
Net increase (decrease) in net assets resulting from operations		21,956,802		(21,022,152)
Distributions to shareholders from
Net investment income and net realized gains
Class A		(3,539,473)		(865,557)
Class A2		(450,301)		(131,876)
Class C		(19,921)		(248)
Class R6		(7,230,719)		(4,825,090)
Administrator Class		(123,532)		(35,353)
Institutional Class		(7,211,784)		(4,088,084)
Total distributions to shareholders		(18,575,730)		(9,946,208)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	967,918	9,129,100	7,968,345	76,073,481
Class A2	385,626	3,652,033	2,041,156	19,575,873
Class C	85,052	794,711	201,436	1,874,708
Class R6	36,406,097	343,765,850	88,642,693	846,259,035
Administrator Class	142,041	1,339,105	177,949	1,693,573
Institutional Class	20,704,831	195,532,432	65,339,432	623,543,205
		554,213,231		1,569,019,875
Reinvestment of distributions
Class A	358,067	3,383,515	87,879	835,057
Class A2	47,407	447,852	13,879	131,851
Class C	285	2,676	12	110
Class R6	37,069	350,429	26,441	253,024
Administrator Class	12,649	119,554	3,673	34,931
Institutional Class	690,762	6,527,373	346,770	3,303,797
		10,831,399		4,558,770
Payment for shares redeemed
Class A	(8,496,035)	(80,239,978)	(10,322,156)	(98,496,147)
Class A2	(2,218,832)	(20,965,965)	(2,275,348)	(21,707,756)
Class C	(46,211)	(434,015)	(114,010)	(1,077,939)
Class R6	(78,411,446)	(740,696,209)	(125,369,945)	(1,197,296,289)
Administrator Class	(500,475)	(4,723,634)	(602,756)	(5,745,921)
Institutional Class	(65,858,010)	(622,683,111)	(69,550,721)	(664,217,591)
		(1,469,742,912)		(1,988,541,643)
Net decrease in net assets resulting from capital share transactions		(904,698,282)		(414,962,998)
Total decrease in net assets		(901,317,210)		(445,931,358)
Net assets
Beginning of period		1,746,951,412		2,192,882,770
End of period		$845,634,202		$1,746,951,412
The accompanying notes are an integral part of these financial statements.
38 | Allspring Ultra Short-Term Municipal Income Fund

Financial highlights
Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
Class A	2023	2022	2021	2020	2019
Net asset value, beginning of period	$9.45	$9.61	$9.59	$9.60	$9.57
Net investment income	0.13 [1]	0.03	0.04	0.12	0.12 [1]
Net realized and unrealized gains (losses) on investments	0.04	(0.16)	0.02	(0.01)	0.03
Total from investment operations	0.17	(0.13)	0.06	0.11	0.15
Distributions to shareholders from
Net investment income	(0.13)	(0.03)	(0.04)	(0.12)	(0.12)
Net asset value, end of period	$9.49	$9.45	$9.61	$9.59	$9.60
Total return[2]	1.83%	(1.38)%	0.62%	1.13%	1.63%
Ratios to average net assets (annualized)
Gross expenses	0.67%	0.66%	0.66%	0.77%	0.77%
Net expenses	0.50%	0.50%	0.50%	0.65%	0.67%
Net investment income	1.37%	0.29%	0.42%	1.21%	1.28%
Supplemental data
Portfolio turnover rate	29%	46%	30%	55%	55%
Net assets, end of period (000s omitted)	$224,086	$291,008	$317,609	$376,203	$444,581

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.
Allspring Ultra Short-Term Municipal Income Fund  | 39

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
Class A2	2023	2022	2021	2020[1]
Net asset value, beginning of period	$9.45	$9.61	$9.59	$9.58
Net investment income	0.14 [2]	0.03	0.04	0.01
Net realized and unrealized gains (losses) on investments	0.04	(0.16)	0.02	0.01
Total from investment operations	0.18	(0.13)	0.06	0.02
Distributions to shareholders from
Net investment income	(0.14)	(0.03)	(0.04)	(0.01)
Net asset value, end of period	$9.49	$9.45	$9.61	$9.59
Total return[3]	1.93%	(1.36)%	0.62%	0.18%
Ratios to average net assets (annualized)
Gross expenses	0.57%	0.64%	0.66%	0.65%
Net expenses	0.40%	0.48%	0.50%	0.50%
Net investment income	1.45%	0.29%	0.40%	0.88%
Supplemental data
Portfolio turnover rate	29%	46%	30%	55%
Net assets, end of period (000s omitted)	$22,782	$39,575	$42,354	$25

[1]	For the period from May 29, 2020 (commencement of class operations) to June 30, 2020.
[2]	Calculated based upon average shares outstanding
[3]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.
40 | Allspring Ultra Short-Term Municipal Income Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
Class C	2023	2022	2021	2020	2019
Net asset value, beginning of period	$9.32	$9.48	$9.41	$9.43	$9.40
Net investment income	0.06 [1]	0.00 [1,2]	0.00 [1,2]	0.04 [1]	0.05 [1]
Payment from affiliate	0.00	0.00	0.07	0.00	0.00
Net realized and unrealized gains (losses) on investments	0.09	(0.16)	0.00	(0.02)	0.03
Total from investment operations	0.15	(0.16)	0.07	0.02	0.08
Distributions to shareholders from
Net investment income	(0.06)	(0.00)[2]	(0.00)[2]	(0.04)	(0.05)
Net asset value, end of period	$9.41	$9.32	$9.48	$9.41	$9.43
Total return[3]	1.62%[4]	(1.67)%	0.76%[5]	0.26%	0.87%
Ratios to average net assets (annualized)
Gross expenses	1.42%	1.40%	1.41%	1.51%	1.52%
Net expenses	1.25%	0.81%*	0.92%*	1.41%	1.42%
Net investment income	0.66%	0.02%	0.02%	0.47%	0.54%
Supplemental data
Portfolio turnover rate	29%	46%	30%	55%	55%
Net assets, end of period (000s omitted)	$2,839	$2,448	$1,659	$2,925	$10,135

*	Ratio includes class-level expenses which were voluntarily waived by the investment manager. Without this voluntary waiver, the net expense ratio would be increased by the following amounts:

Year ended June 30, 2022	0.44%
Year ended June 30, 2021	0.33%

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
[3]	Total return calculations do not include any sales charges.
[4]	During the year ended June 30, 2023, the Fund received a payment from a service provider which had a 0.51% impact on the total return.
[5]	During the year ended June 30, 2021, the Fund received a payment from an affiliate which had a 0.73% impact on total return.
The accompanying notes are an integral part of these financial statements.
Allspring Ultra Short-Term Municipal Income Fund  | 41

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
Class R6	2023	2022	2021	2020	2019[1]
Net asset value, beginning of period	$9.45	$9.61	$9.59	$9.60	$9.58
Net investment income	0.15 [2]	0.06	0.07	0.15	0.15 [2]
Net realized and unrealized gains (losses) on investments	0.05	(0.16)	0.02	(0.01)	0.02
Total from investment operations	0.20	(0.10)	0.09	0.14	0.17
Distributions to shareholders from
Net investment income	(0.16)	(0.06)	(0.07)	(0.15)	(0.15)
Net asset value, end of period	$9.49	$9.45	$9.61	$9.59	$9.60
Total return[3]	2.13%	(1.09)%	0.92%	1.47%	1.76%
Ratios to average net assets (annualized)
Gross expenses	0.29%	0.28%	0.28%	0.38%	0.39%
Net expenses	0.20%	0.20%	0.20%	0.31%	0.32%
Net investment income	1.61%	0.56%	0.71%	1.54%	1.73%
Supplemental data
Portfolio turnover rate	29%	46%	30%	55%	55%
Net assets, end of period (000s omitted)	$272,993	$668,633	$1,032,413	$822,986	$770,634

[1]	For the period from July 31, 2018 (commencement of class operations) to June 30, 2019
[2]	Calculated based upon average shares outstanding
[3]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.
42 | Allspring Ultra Short-Term Municipal Income Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
Administrator Class	2023	2022	2021	2020	2019
Net asset value, beginning of period	$9.45	$9.61	$9.59	$9.60	$9.57
Net investment income	0.13 [1]	0.03 [1]	0.04	0.12 [1]	0.13 [1]
Net realized and unrealized gains (losses) on investments	0.04	(0.16)	0.02	(0.01)	0.03
Total from investment operations	0.17	(0.13)	0.06	0.11	0.16
Distributions to shareholders from
Net investment income	(0.13)	(0.03)	(0.04)	(0.12)	(0.13)
Net asset value, end of period	$9.49	$9.45	$9.61	$9.59	$9.60
Total return	1.83%	(1.39)%	0.62%	1.19%	1.70%
Ratios to average net assets (annualized)
Gross expenses	0.61%	0.60%	0.60%	0.70%	0.70%
Net expenses	0.50%	0.50%	0.50%	0.59%	0.60%
Net investment income	1.36%	0.27%	0.42%	1.28%	1.34%
Supplemental data
Portfolio turnover rate	29%	46%	30%	55%	55%
Net assets, end of period (000s omitted)	$7,689	$10,929	$15,157	$18,243	$25,649

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.
Allspring Ultra Short-Term Municipal Income Fund  | 43

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
Institutional Class	2023	2022	2021	2020	2019
Net asset value, beginning of period	$9.45	$9.61	$9.59	$9.60	$9.57
Net investment income	0.15 [1]	0.05	0.06	0.14	0.15 [1]
Net realized and unrealized gains (losses) on investments	0.05	(0.16)	0.02	0.00	0.03
Total from investment operations	0.20	(0.11)	0.08	0.14	0.18
Distributions to shareholders from
Net investment income	(0.16)	(0.05)	(0.06)	(0.15)	(0.15)
Net asset value, end of period	$9.49	$9.45	$9.61	$9.59	$9.60
Total return	2.08%	(1.14)%	0.87%	1.42%	1.93%
Ratios to average net assets (annualized)
Gross expenses	0.34%	0.33%	0.33%	0.43%	0.44%
Net expenses	0.25%	0.25%	0.25%	0.36%	0.37%
Net investment income	1.58%	0.52%	0.66%	1.50%	1.56%
Supplemental data
Portfolio turnover rate	29%	46%	30%	55%	55%
Net assets, end of period (000s omitted)	$315,246	$734,360	$783,690	$685,081	$643,762

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.
44 | Allspring Ultra Short-Term Municipal Income Fund

Notes to financial statements
Notes to financial statements
1.
ORGANIZATION
Allspring Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Ultra Short-Term Municipal Income Fund  (the “Fund”) which is a diversified series of the Trust.
2.
SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC (“Allspring Funds Management”), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.
Distributions to shareholders
Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s  tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
Allspring Ultra Short-Term Municipal Income Fund  | 45

Notes to financial statements
As of June 30, 2023, the aggregate cost of all investments for federal income tax purposes was $899,364,244 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$230,769
Gross unrealized losses	(13,493,069)
Net unrealized losses	$(13,262,300)
As of June 30, 2023, the Fund had capital loss carryforwards which consist of $5,761,039 in short-term capital losses and $26,383,257 in long-term capital losses.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3.
FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2023:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Municipal obligations	$0	$874,847,891	$0	$874,847,891
Short-term investments
Commercial paper	0	1,999,335	0	1,999,335
Investment companies	9,254,718	0	0	9,254,718
Total assets	$9,254,718	$876,847,226	$0	$886,101,944
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended June 30, 2023, the Fund did not have any transfers into/out of Level 3.
4.
TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative
46 | Allspring Ultra Short-Term Municipal Income Fund

Notes to financial statements
services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $1 billion	0.250%
Next $4 billion	0.225
Next $5 billion	0.190
Over $10 billion	0.180
For the year ended June 30, 2023, the management fee was equivalent to an annual rate of 0.25% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC, an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.15% and declining to 0.05% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.15%
Class A2	0.15
Class C	0.15
Class R6	0.03
Administrator Class	0.10
Institutional Class	0.08
Prior to June 30, 2023, the class-level administration fee for Class A, Class A2 and Class C was 0.16% of the average daily net assets of each respective class.
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund.  When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through October 31, 2023 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of June 30, 2023, the contractual expense caps are as follows:
EXPENSE RATIO CAPS
Class A	0.50%
Class A2	0.40
Class C	1.25
Class R6	0.20
Administrator Class	0.50
Institutional Class	0.25
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC (“Allspring Funds Distributor”), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate up to 0.75% of the average daily net assets of Class C shares.
Allspring Ultra Short-Term Municipal Income Fund  | 47

Notes to financial statements
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended June 30, 2023, Allspring Funds Distributor received $143 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended June 30, 2023.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class are charged a fee at an annual rate up to 0.25% of the average daily net assets of each respective class. Class A2 shares are charged a fee at an annual rate up to 0.15% of its average daily net assets. A portion of these total shareholder servicing fees were paid to affiliates of the Fund.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $129,010,000, $296,030,000 and $0 in interfund purchases, sales and net realized gains (losses), respectively, during the year ended June 30, 2023.
5.
INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2023 were $310,495,179 and $548,315,837, respectively.
6.
BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
For the year ended June 30, 2023, there were no borrowings by the Fund under the agreement.
7.
DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid was $18,575,730 and $9,946,208 of tax-exempt income for the years ended June 30, 2023 and June 30, 2022, respectively.
As of June 30, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed tax-exempt income	Unrealized losses	Capital loss carryforward
$117,074	$(13,262,300)	$(32,144,296)
8.
INDEMNIFICATION
Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
48 | Allspring Ultra Short-Term Municipal Income Fund

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Ultra Short-Term Municipal Income Fund  (the Fund), one of the funds constituting Allspring Funds Trust, including the portfolio of investments, as of June 30, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of June 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of June 30, 2023, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
August 25, 2023
Allspring Ultra Short-Term Municipal Income Fund  | 49

Other information (unaudited)
Other information
Tax information
Pursuant to Section 852 of the Internal Revenue Code, 100% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended June 30, 2023.
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-259-3305, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Quarterly portfolio holdings information
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

50 | Allspring Ultra Short-Term Municipal Income Fund

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 127 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015
Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong
Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of
Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International
Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life
Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent
Memorial Hospital Foundation (non-profit organization). Mr. Ebsworth is a CFA charterholder.
N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018
Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning
Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens &
Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead
Independent Director and chair of the Audit Committee. Board member of the Russell Exchange
Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.
N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019
Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of
CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011,
Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and
Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to
2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the
Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory board of
Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).
N/A
David F. Larcker (Born 1950)	Trustee, since 2009
Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of
Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the
Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate
Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of
Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The
Wharton School, University of Pennsylvania from 1985 to 2005.
N/A
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018
International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the
University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center
on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic
Research. Previously taught at Cornell University from 1978 to 1993.
N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018
President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of
NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.
N/A
1
The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.

Allspring Ultra Short-Term Municipal Income Fund  | 51

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Trustee, since 2018
Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to
2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell
Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays
Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays
Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-
profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of
Columbia Bar Associations.
N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019
Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner,
Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for
Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-
2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive
Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner,
Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination
Medical Center Corporation. Board member of the Minnesota Wild Foundation.
N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

52 | Allspring Ultra Short-Term Municipal Income Fund

Other information (unaudited)
Officers1
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017
President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund
Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital
Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated
Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Complex)
Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen
Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022
Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance
Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015
Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.

Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021
Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department
from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at
Morgan, Lewis & Bockius LLP from 2008 to 2015.

1 For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

Allspring Ultra Short-Term Municipal Income Fund  | 53

Other information (unaudited)
Board consideration of investment management and sub-advisory agreements:
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Allspring Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 15-17, 2023 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for the Allspring Ultra Short-Term Municipal Income Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Allspring Funds Management, LLC (“Allspring Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Allspring Global Investments, LLC (the “Sub-Adviser”), an affiliate of Allspring Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Allspring Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2023, and at the Meeting, the Trustees conferred extensively among themselves and with representatives of Allspring Funds Management about these matters. The Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
he Board noted that it initially approved the Advisory Agreements at a Board meeting held in May 2021, each for a two-year term, in advance of the sale of Wells Fargo Asset Management to Allspring Global Investments Holdings, LLC,1 a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Trustees also noted that, while they did not specifically consider the continuation of the Advisory Agreements in 2022 as a result of the two-year term that was approved in 2021, the Trustees received and considered certain information at a Board meeting held in April 2022 that was applicable to the Advisory Agreements, including an overview and financial review of the Allspring Global Investments business, information regarding certain ancillary agreements that were approved by the Board at the April 2022 Board meeting, and comparative data regarding Fund fees and expenses.
In providing information to the Board, Allspring Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2023. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interactions with Allspring Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Allspring Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent, and quality of services
The Board received and considered various information regarding the nature, extent, and quality of services provided to the Fund by Allspring Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Allspring Global Investments, of which Allspring Funds Management and the Sub-Adviser are a part, and a summary of investments made in the Allspring Global Investments business. The Board also considered information about retention arrangements with respect to key personnel of Allspring Global Investments that were put in place in connection with the Transaction. The Board took into account information about the services that continue to be provided by Wells Fargo & Co. and/or its affiliates (“Wells Fargo”) since the Transaction under a transition services agreement and the anticipated timeline for exiting the transition services agreement. In addition, the Board received and considered information about the full range of services provided to the Fund by Allspring Funds Management and its affiliates.
1
The trade name for the asset management firm that includes Allspring Funds Management and the Sub-Adviser is “Allspring Global Investments.”

54 | Allspring Ultra Short-Term Municipal Income Fund

Other information (unaudited)
The Board considered the qualifications, background, tenure, and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Allspring Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel.
The Board further considered the compliance programs and compliance records of Allspring Funds Management and the Sub-Adviser. The Board received and considered information about Allspring Global Investments’ risk management functions, which included information about Allspring Funds Management’s and the Sub-Adviser’s business continuity plans, their approaches to data privacy and cybersecurity, and Allspring Funds Management’s role as administrator of the Fund’s liquidity risk management program. The Board also received and considered information about Allspring Funds Management’s intermediary and vendor oversight program.
Fund investment performance and expenses
The Board considered the investment performance results for the Fund over various time periods ended December 31, 2022. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of the Universe for the one- and three-year periods under review, and that the investment performance of the Fund was in range of the average investment performance of the Universe for the five- and ten-year periods under review. The Board also noted that the investment performance of the Fund was lower than the investment performance of its benchmark index, the Ultra Short-Term Municipal Income Blended Index, for all periods under review.
The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for each share class.
The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment management and sub-advisory fee rates
The Board reviewed and considered the contractual fee rates payable by the Fund to Allspring Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Allspring Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Allspring Funds Management to the Sub-Adviser for investment sub-advisory services. It was noted that advisory fee waivers, if any, are at the fund level and not class level.
Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than the sum of these average rates for the Fund’s expense Groups for the Administrator Class, the Institutional Class and the Class R6 shares, that the Management Rates of the Fund were equal to the sum of these average rates for the Fund’s expense Groups for the Class A shares, and that the Management Rates of the Fund were in range of the sum of these average rates for the Fund’s expense Groups for the Class A2 shares.
The Board also received and considered information about the portion of the total management fee that was retained by Allspring Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Allspring Funds Management and not delegated to or assumed by the Sub-Adviser, and about Allspring Funds Management’s on-going oversight services. Given the affiliation between Allspring Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.
The Board also received and considered information about the nature and extent of services offered and fee rates charged by Allspring Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

Allspring Ultra Short-Term Municipal Income Fund  | 55

Other information (unaudited)
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Allspring Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.
Profitability
The Board received and considered information concerning the profitability of Allspring Funds Management, as well as the profitability of Allspring Global Investments, from providing services to the fund complex as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the complex was subsumed in the Allspring Global Investments profitability analysis.
Allspring Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and differences in how Allspring Global Investments calculates its pre-tax profit metric versus the methodology used when Allspring Funds Management was part of Wells Fargo. It was noted that the impact of such differences had only minor impact on the financial results presented. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type, and age of fund.
Based on its review, the Board did not deem the profits reported by Allspring Funds Management or Allspring Global Investments from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Allspring Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Allspring Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Allspring Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
Other benefits to Allspring Funds Management and the Sub-Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Allspring Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that Allspring Funds Distributor, LLC, an affiliate of Allspring Funds Management, receives distribution-related fees in respect of shares sold or held through it.
The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser and fees earned in the past by Allspring Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund complex’s securities lending collateral.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

56 | Allspring Ultra Short-Term Municipal Income Fund

Other information (unaudited)
Liquidity risk management program
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, which is reasonably designed to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund’s investment manager, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the “Council”) composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 16-17, 2023, the Board received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2022 through December 31, 2022 (the “Reporting Period”). The Report noted significant liquidity events impacting the Funds related to extended foreign market holidays as well as the difficulty of trading and settlement of most Russia-related securities due to sanctions activity. The Report noted that there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage the Fund’s, including the Fund’s, liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

Allspring Ultra Short-Term Municipal Income Fund  | 57

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2023 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-07102023-vtvmetvn 08-23
AR3011 06-23

Allspring Wisconsin Tax-Free Fund
Annual Report
June 30, 2023

The views expressed and any forward-looking statements are as of June 30, 2023, unless otherwise noted, and are those of the Fund’s portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.
Allspring Wisconsin Tax-Free Fund  | 1

Letter to shareholders (unaudited)

Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Wisconsin Tax-Free Fund for the 12-month period that ended June 30, 2023. Globally, stocks and bonds experienced heightened volatility through the period. The market was focused on persistently high inflation and the impact of ongoing aggressive central bank rate hikes. Compounding these concerns were the global reverberations of the Russia-Ukraine war. Riskier assets rallied in 2023, with anticipation of an end to the tight monetary policy despite concerns of a possible impending recession. After suffering deep and broad losses through 2022, bonds now benefit from a base of higher yields that can help generate higher income. However, ongoing rate hikes continued to be a headwind during recent months.
For the 12-month period, stocks generally outperformed bonds—both domestic U.S. and global. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 19.59%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 12.72%, while the MSCI EM Index (Net) (USD)3 had more muted performance, with a gain of 1.75%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -0.94%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 fell 1.83%, the Bloomberg Municipal Bond Index6 gained 3.19%, and the ICE BofA U.S. High Yield Index7 returned 8.97%.
Despite high inflation and central bank rate hikes, markets rallied.
Markets rebounded from a rough first half of the calendar year in July 2022, led by U.S. stocks. While U.S. economic activity showed signs of waning, the country’s labor market remained strong:  July nonfarm payrolls grew by more than 500,000 and U.S. unemployment dipped to 3.5%. Meanwhile, crude oil and retail gasoline prices—major contributors to recent overall inflation—fell substantially from earlier highs. And while U.S. home prices rose, sales fell as houses became less affordable with mortgage rates at a 13-year high. The Federal Reserve (Fed) raised the federal funds rate 0.75% in July—to a range of 2.25% to 2.50%—and forecasts pointed to further rate hikes.
August was a broadly challenging month. High inflation persisted, cresting 9% in the eurozone on an annual basis and remaining above 8% in the U.S. despite the Fed’s aggressive monetary policy and a major drop in global crude oil and gasoline prices from their June peak. One positive was the resilient U.S. jobs market. However, the Fed’s job was clearly not complete. One longer-term bright spot was the U.S. Congress’s passage of the Inflation Reduction Act. Its primary stated goals include to reduce inflation (though not immediately) by curbing the deficit, capping health care spending by seniors, and investing in domestic sources of clean energy.
“ Markets rebounded from a rough first half of the calendar year in July 2022, led by U.S. stocks. While U.S. economic activity showed signs of waning, the country’s labor market remained strong. ”
1
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.
2
The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source:  MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
3
The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.
4
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
5
The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
6
The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
7
The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high yield bonds. The index tracks the performance of high yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2023. ICE Data Indices, LLC. All rights reserved.
2 | Allspring Wisconsin Tax-Free Fund

Letter to shareholders (unaudited)
In September, all asset classes suffered further major losses. Central banks kept up their battle against rapidly rising prices with more rate hikes. The strength of the U.S. dollar weighed on results for investors holding non-U.S.-dollar assets. U.S. mortgage rates jumped to near 7% on 30-year fixed-rate mortgages; the decreased housing affordability began to cool demand somewhat. The U.K. experienced a sharp sell-off of government bonds and the British pound in September as investors panicked in response to a new government budget that was seen as financially unsound. The Bank of England (BoE) then stepped in and bought long-dated government bonds.
Equities had a reprieve in October. Globally, developed markets outpaced emerging market equities, which were hurt by weakness among Chinese stocks. Central banks continued to try to curtail high inflation with aggressive interest rate hikes. Geopolitical risks persisted, including the ongoing Russia-Ukraine war and economic, financial market, and political turmoil in the U.K. Concerns over Europe’s energy crisis eased thanks to unseasonably warm weather and plentiful gas on hand. The U.S. labor market continued its resilience against rising prices as unemployment remained near a record low.
Stocks and bonds rallied in November. Economic news was encouraging, driven by U.S. labor market strength. Although central banks kept increasing rates, hopes rose for an easing in the pace of rate hikes and a possible end to central bank monetary tightening in 2023. Although inflation remained at record highs in the eurozone, we began to see signs of a possible decline in inflationary pressures as U.S. inflation moderated, with a 7.1% annual price rise in November and a monthly price increase of just 0.1%. China’s economic data remained weak, reflecting its zero-COVID-19 policy.
Financial markets cooled in December, with U.S. equities declining overall in response to a weakening U.S. dollar. Fixed income securities ended one of their worst years ever, with generally flat monthly returns as markets weighed the hopes for an end to the monetary tightening cycle with the reality that central banks had not completed their jobs yet. U.S. Consumer Price Index (CPI),1 data showed a strong consistent trend downward, which brought down the 12-month CPI to 6.5% in December from 9.1% in June. Other countries and regions reported still-high but declining inflation rates as the year wound down.
The year 2023 began with a rally across global equities and fixed income securities. Investor optimism rose in response to data indicating declining inflation rates and the reopening of China’s economy with the abrupt end to its zero-COVID-19 policy. The U.S. reported surprisingly strong job gains—employers added more than 500,000 jobs—and unemployment fell to 3.4%, the lowest level since 1969. Meanwhile, wage growth, seen as a potential contributor to ongoing high inflation, continued to moderate. All eyes remained fixed on the Fed and on how many more rate hikes remain in this tightening cycle. The 0.25% federal funds rate hike announced in January was the Fed’s smallest rate increase since March 2022.
Markets declined in February as investors responded unfavorably to resilient economic data. The takeaway:  Central banks would likely continue their monetary tightening cycle for longer than markets had priced in. In this environment—where strong economic data is seen as bad news—the resilient U.S. labor market was seen as a negative while the inflation rate was not falling quickly enough for the Fed, which raised interest rates by 0.25% in early February. Meanwhile, the BoE and the European Central Bank (ECB) both raised rates by 0.50%.
The collapse of Silicon Valley Bank in March, the second-largest banking failure in U.S. history, led to a classic bank run that spread to Europe, where Switzerland’s Credit Suisse was taken over by its rival, UBS. The banking industry turmoil created an additional challenge for central banks in balancing inflationary concerns against potential economic weakening. Meanwhile, recent data pointed to economic strength in the U.S., Europe, and China. And China’s economy continued to rebound after the removal of its COVID-19 lockdown. Inflation rates in the U.S., the U.K., and Europe all remained higher than central bank targets, leading to additional rate hikes in March.
“ The collapse of Silicon Valley Bank in March, the second-largest banking failure in U.S. history, led to a classic bank run that spread to Europe, where Switzerland’s Credit Suisse was taken over by its rival, UBS. ”
1
The U.S. Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
Allspring Wisconsin Tax-Free Fund  | 3

Letter to shareholders (unaudited)
Economic data released in April pointed to global resilience, as Purchasing Managers Indexes1 in the U.S., U.K., and eurozone beat expectations and China reported first-quarter annualized economic growth of 4.5%. Despite banking industry stress, developed market stocks had monthly gains. The U.S. labor market remained strong, with a 3.5% jobless rate and monthly payroll gains above 200,000. However, uncertainty and inflationary concerns weighed on investors in the U.S. and abroad.
May was marked by a divergence between expanding activity in services and an overall contraction in manufacturing activity in the U.S., U.K., and eurozone. Core inflation remained elevated in the U.S. and Europe, despite the ongoing efforts of the Fed and ECB, which included rate hikes of 0.25% by both in May. Stubborn inflation and the resilient U.S. labor market led to expectations of further interest rate hikes, overall monthly declines across bond indexes, and mixed results for stocks in May. Investor worries over a U.S. debt ceiling impasse were modest, and market confidence was buoyed by a deal in late May to avert a potential U.S. debt default.
June featured the Fed’s first pause on interest rate hikes since March 2022, when it began its aggressive campaign to rein in inflation. However, core CPI, excluding food and energy prices, while continuing to decline, remained stubbornly high in June, at 4.8%, well above the Fed’s 2.0% target rate. With the U.S. unemployment rate still at 3.6%, near a historical low, and U.S. payrolls growing in June for the 30th consecutive month, expectations of more Fed rate hikes were reinforced. However, U.S. and global stocks had strong returns in June.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,

Andrew Owen
President
Allspring Funds
For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.
1
The Purchasing Managers Index (PMI) is an index of the prevailing direction of economic trends in the manufacturing and service sectors. You cannot invest directly in an index.
4 | Allspring Wisconsin Tax-Free Fund

Letter to shareholders (unaudited)

Notice to Shareholders
 Beginning in July 2024, the Fund will be required by the Securities and Exchange Commission to send shareholders a paper copy of a new tailored shareholder report in place of the full shareholder report that you are now receiving. The tailored shareholder report will contain concise information about the Fund, including certain expense and performance information and fund statistics. If you wish to receive this new tailored shareholder report electronically, please follow the instructions on the back cover of this report.

 Other information that is currently included in the shareholder report, such as the Fund’s financial statements, will be available online and upon request, free of charge, in paper or electronic format.

Allspring Wisconsin Tax-Free Fund  | 5

Performance highlights (unaudited)
Performance highlights
Investment objective	The Fund seeks current income exempt from federal income tax and Wisconsin individual income tax.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Bruce R. Johns, Kerry Laurin, Thomas Stoeckmann

Average annual total returns (%) as of June 30, 2023
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]
Class A (WWTFX)	3-31-2008	-2.68	0.37	1.53	1.95	1.30	2.00	0.92	0.70
Class C (WWTCX)	12-26-2002	0.18	0.54	1.39	1.18	0.54	1.39	1.67	1.45
Institutional Class (WWTIX)[3]	10-31-2016	–	–	–	2.13	1.48	2.12	0.59	0.52
Bloomberg Municipal Bond Index[4]	–	–	–	–	3.19	1.84	2.68	–	–
Bloomberg Wisconsin Municipal Bond Index[5]	–	–	–	–	2.36	1.51	2.36	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

[1]
Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the Financial Highlights of this report.

[2]
The manager has contractually committed through October 31, 2023, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.70% for Class A, 1.45% for Class C and 0.52% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower.
The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]
Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Class A shares and includes the higher expenses applicable to the Class A shares. If these expenses had not been included, returns for the Institutional Class shares would be higher.

[4]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[5]	The Bloomberg Wisconsin Municipal Bond Index is the Wisconsin component of the Bloomberg Municipal Bond Index. You cannot invest directly in an index.
Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to Wisconsin and Puerto Rico municipal securities risk, high-yield securities risk, and non-diversification risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the Alternative Minimum Tax (AMT). Any capital gains distributions may be taxable.

6 | Allspring Wisconsin Tax-Free Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of June 30, 2023[1]

[1]
The chart compares the performance of Class A shares for the most recent ten years with the Bloomberg Municipal Bond Index and Bloomberg Wisconsin Municipal Bond
Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of
4.50%.

Allspring Wisconsin Tax-Free Fund | 7

Performance highlights (unaudited)
MANAGER’S DISCUSSION
Fund highlights
•The Fund underperformed both the Bloomberg Wisconsin Municipal Bond Index and the Bloomberg Municipal Bond Index for the 12 months that ended June 30, 2023.
•Yield-curve positioning detracted from performance as we were underweight longer-term bonds, which performed well. Sector allocation primarily detracted from performance within various revenue bond categories, although, as noted above, security selection helped offset some of this. Within the revenue bond categories, the Fund was overweight the weak housing sector and underweight the hospital sector, which performed well. Credit positioning was mixed as we were overweight lower-quality investment-grade bonds. The BBB-rated category trailed the market, detracting from performance.
•We increased duration very modestly over the course of the year, but we remained shorter duration versus the Bloomberg Municipal Bond Index, which added to performance as rates rose during the period. We were underweight general obligation (GO) bonds, which did poorly, and overweight revenue bonds, which performed well. Our overweight to the education sector helped performance, as this sector performed strongly during the year. Our security selection within the state GO and revenue sectors was strong. With respect to credit quality, our overweight to the A-rated category was positive and we had strong security selection within that category.
Global economies increase lending rates in hopes of taming runaway inflation.
Entering 2022, the excitement of a post-pandemic world gave way to new whispers and fears of higher prices and broad-based inflation caused by supply chain bottlenecks, increased housing costs, wage increases, and employment market distortions. Those fears quickly became reality and prices began to rise at a historic rate. The Federal Open Market Committee acted quickly and with purpose:  ending open market purchases, reducing its balance sheet, and raising the benchmark overnight lending rate at each monthly meeting through 2022 and early 2023. Fixed income and equity markets fell sharply but began to recover as annual inflation numbers peaked in June and began to recede.
The U.S. unemployment rate, which reached a multigenerational high of more than 14% in the spring of 2020, fell throughout the past year and has settled below 4%. Employers continue to add jobs, especially in service-oriented industries, and the resulting wage increases have further contributed to inflationary pressures. U.S. gross domestic product (GDP) turned negative in the first and second quarters of 2022 but expanded at rates above 2% in each subsequent quarter. The federal funds rate, which began 2022 at 0.25% to 0.50%, was raised 10 consecutive times before a pause in June 2023. It now sits at 5.25% to 5.50% as the U.S. Federal Reserve (Fed) attempts to curb inflation. In this environment, some form of recession seems imminent.
In the wake of continued rate increases, U.S. fixed income yields rose dramatically as investors reacted to Fed actions, with the yield on the 10-year Treasury ending the period near 4%. Rising Treasury yields affected all fixed income sectors in 2022, with all seeing their worst returns in more than 40 years. The U.S. Treasury yield curve remained substantially inverted throughout the period, which has driven many investors into shorter-term interest-bearing vehicles, including money markets.
Municipals sold off drastically to start the period but began to rebound in the fourth quarter of 2022. The Bloomberg Municipal Bond Index fell nearly 8% and the broader municipal market had more than $124 billion in outflows before stabilizing early in 2023. For the first time in history, the municipal yield curve also inverted but not to the degree seen in Treasuries.

Credit quality as of June 30, 2023[1]

3%
AAA/Aaa
28%
AA/Aa
43%
A/A
22%
BBB/Baa
1%
BB/Ba
3%
Not rated

[1]
The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the portfolio with the ratings depicted in the chart are calculated based on the market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of the three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D
(lowest). Ratings from A to CCC may be modified by the addition of a plus
(+) or minus (-) sign to show relative standing within the rating categories.
Standard & Poor’s rates the creditworthiness of short-term notes from
SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from
MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

8 | Allspring Wisconsin Tax-Free Fund

Performance highlights (unaudited)
While this environment has certainly been painful for municipal investors, the drawdown has created significantly improved opportunities and entry points. Municipal to Treasury ratios ended the period elevated but at far better levels than in 2021. Municipal credit spreads have widened substantially while the underlying fundamental credit of municipalities remains strong following trillions of dollars in government stimulus. We believe investors will continue to return to the municipal market in the latter half of 2023, attracted by increased yields, positive fundamental strength, and good relative value.
Duration had a modest positive impact on performance, while yield-curve positioning detracted. Credit quality and sector allocation detracted, while selection was positive.
Duration positioning modestly contributed to performance and yield-curve positioning versus the Bloomberg Municipal Bond Index detracted from performance. Our underweight to underperforming short-duration names and our overweight to intermediate-duration names added to relative performance. The municipal curve inverted during the second half of the year in the 1-year to 14-year segment, with shorter yields climbing higher-than-longer rates in this segment. Yield-curve positioning detracted from performance as we were underweight longer-term bonds, which performed strongly. Positively, we were underweight bonds in the 4-year to 8-year maturity category, which trailed the market.
Individual security selection contributed to performance while sector allocation detracted from performance in some of the revenue sectors. We had strong security selection in the GO and revenue bond categories. In the revenue bond category, we were overweight the underperforming housing sector, but our security selection in housing trailed the market. We were also underweight the hospital sector, which performed well. Positively, the Fund has maintained a strong overweight to education, which had strong performance during the year.
The Fund was overweight lower-quality investment-grade bonds (A-rated and BBB-rated), which had mixed results. The A-rated category performed well and our security selection was strong within this category. Our overweight to BBB-rated names detracted from performance as this category performed poorly. Our modest allocation to non-investment-grade names helped performance.
With the limited supply of double-tax-exempt bonds issued over the year, we found some opportunities in the State of Illinois, which added to performance in the state GO sector. One of the better-performing bonds was Rogers Memorial Hospital, which has recovered as we move past the COVID pandemic. Another strong performer was the Beloit Health System. Both of these bonds benefited from their A-rating category in the strong-performing hospital sector. Underperforming bonds included senior care bonds, such as the Three Pillars Senior Living Communities, which detracted from performance given their lower credit-quality and lower-coupon long-dated structure.
Wisconsin is well positioned headed into 2024.
Despite concerns about the possibility of the nation slipping into a recession in the second half of 2023, we believe the state of Wisconsin is well positioned to maintain a solid fiscal footing in 2023 and 2024 given strong economic fundamentals and a budget surplus. With a population of nearly 5.9 million, Wisconsin is the 20th-largest state in the U.S. Traditionally, the state’s economic and income metrics have lagged U.S. averages, in part due to a heavier reliance on the manufacturing sector. However, state GDP has favorably rebounded from historic drops during the global pandemic.
The state is home to several large corporations, including Harley-Davidson, Kohler, Kohl’s, S.C. Johnson, and Aurora Health Care. The state’s fiscal strength is supported by solid income and sales tax revenue growth, as well as recent federal stimulus. At the end of the 2019–2021 biennium, the state’s combined reserve balance grew to $1.73 billion, or a healthy 9% of fiscal 2023 general purpose fund expenditures.
The state heads into the 2023–2025 biennium with a significant expected budget surplus. Current budget proposals include spending down a large portion of the state’s projected $7.0 billion net cash balance at the end of the 2021–2023 biennium to fund key initiatives, including education, local government aid, tax relief, and various grant programs. While the state’s debt profile is moderately high, it remains manageable, and the Wisconsin Retirement System is well funded. Moody’s, S&P Global, and Fitch maintain AA+ or equivalent ratings and stable outlooks on the state’s GO debt outstanding.

Effective maturity distribution as of June 30, 2023[1]

20%
0-1 year
16%
1-3 year(s)
16%
3-5 years
30%
5-10 years
16%
10-20 years
2%
20-30 years

[1]	Figures represent the percentage of the Fund’s long-term investments. Allocations are subject to change and may have changed since the date specified.
Issue selection will likely be a key driver of performance.
Interest rate volatility has been the core focus of the investment markets given structural inflation.
The U.S. economy continued to rebound over the past 12 months, even in the face of unprecedented rate hikes. We believe issue selection and yield-curve positioning will be key drivers in state-specific funds. While we eventually expect the economy to slow, we believe the Fed may end its rate-hiking cycle toward the end of 2023 as it works to combat higher-than-average inflation.
We have been and will work to continue to extend duration in the Fund. We believe that most municipalities will continue to perform strongly over the next 12 months given their strong balance sheets. We continue to look for value in lower-credit-quality investment-grade names while

Allspring Wisconsin Tax-Free Fund | 9

Performance highlights (unaudited)
opportunistically buying higher-grade names at attractive levels. The threat of a slowing economy could affect our sector allocation decisions as we look to move into areas that we expect to be less affected by recessionary pressures. We will monitor the economy and interest rates, with a specific focus on the technical market and fundamental credit quality, to adjust duration, yield-curve positioning, credit quality, and sector allocations over the next year.

10 | Allspring Wisconsin Tax-Free Fund

Fund expenses (unaudited)
Fund expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2023 to June 30, 2023.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 1-1-2023	Ending account value 6-30-2023	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,019.67	$3.51	0.70%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	$3.51	0.70%
Class C
Actual	$1,000.00	$1,015.87	$7.25	1.45%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.60	$7.25	1.45%
Institutional Class
Actual	$1,000.00	$1,020.59	$2.61	0.52%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.22	$2.61	0.52%

[1]
Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half-year period).

Allspring Wisconsin Tax-Free Fund  | 11

Portfolio of investments—June 30, 2023
Portfolio of investments

	Interest rate	Maturity date	Principal	Value
Municipal obligations: 98.50%
Alabama: 1.23%
Utilities revenue: 1.23%
Black Belt Energy Gas District Gas Supply Project No. 7 Series C-1øø	4.00%	10-1-2052	$1,000,000	$990,987
Southeast Energy Authority A Cooperative District Project No. 5 Series Aøø	5.25	1-1-2054	750,000	784,197
				1,775,184
California: 0.36%
Utilities revenue: 0.36%
California Community Choice Financing Authority Clean Energy Project Green Bond Series C	5.00	10-1-2031	500,000	517,336
Georgia: 0.33%
Utilities revenue: 0.33%
Main Street Natural Gas, Inc. Series C144Aøø	4.00	8-1-2052	500,000	483,272
Guam: 6.57%
Airport revenue: 3.07%
Antonio B Won Pat International Airport Authority Series A AMT	5.00	10-1-2023	825,000	827,435
Antonio B Won Pat International Airport Authority Series A AMT%%	5.25	10-1-2031	250,000	256,588
Antonio B Won Pat International Airport Authority Series C AMT (AGM Insured)	6.00	10-1-2034	365,000	367,004
Antonio B Won Pat International Airport Authority Series C AMT (AGM Insured)	6.13	10-1-2043	1,500,000	1,508,674
Port Authority of Guam Series A	5.00	7-1-2048	1,000,000	1,019,111
Port Authority of Guam Series B AMT	5.00	7-1-2034	445,000	470,438
				4,449,250
Miscellaneous revenue: 0.31%
Territory of Guam Series F	4.00	1-1-2042	500,000	441,930
Tax revenue: 0.72%
Territory of Guam Hotel Occupancy Tax Series A	5.00	11-1-2035	1,000,000	1,041,836
Utilities revenue: 0.36%
Guam Power Authority Series A	5.00	10-1-2026	500,000	516,727
Water & sewer revenue: 2.11%
Guam Government Waterworks Authority	5.00	7-1-2034	500,000	518,014
Guam Government Waterworks Authority	5.00	1-1-2046	2,215,000	2,236,448
Guam Government Waterworks Authority Series A	5.00	1-1-2050	300,000	304,521
				3,058,983
				9,508,726
Illinois: 3.22%
GO revenue: 3.05%
Chicago Park District Series E	5.00	11-15-2027	1,000,000	1,040,956
City of Chicago (NPFGC Insured)¤	0.00	1-1-2027	1,000,000	894,647
State of Illinois	5.25	7-1-2028	500,000	500,131
The accompanying notes are an integral part of these consolidated financial statements.
12 | Allspring Wisconsin Tax-Free Fund

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
GO revenue (continued)
State of Illinois	5.50%	7-1-2026	$250,000	$250,074
State of Illinois Series A	5.00	3-1-2024	500,000	504,336
State of Illinois Series A	5.25	3-1-2037	500,000	551,147
State of Illinois Series C	5.00	11-1-2029	630,000	672,002
				4,413,293
Miscellaneous revenue: 0.17%
City of Chicago Special Assessment Revenue Refunding Bonds Lakeshore East Project144A	2.69	12-1-2026	266,000	253,074
				4,666,367
Maryland: 0.68%
Housing revenue: 0.68%
Maryland Community Development Administration South Street Senior LLC Series D	3.15	7-1-2024	1,000,000	980,588
New Jersey: 1.32%
Education revenue: 0.31%
Camden County Improvement Authority KIPP Cooper Norcross Obligated Group	6.00	6-15-2047	425,000	452,111
Housing revenue: 1.01%
New Jersey TTFA Series A¤	0.00	12-15-2031	2,000,000	1,455,397
				1,907,508
New York: 0.98%
Education revenue: 0.98%
Hempstead Town Local Development Corp. Academy Charter School Series A	4.45	2-1-2041	500,000	393,531
Hempstead Town Local Development Corp. Academy Charter School Series A	6.24	2-1-2047	1,000,000	1,019,115
				1,412,646
Pennsylvania: 3.19%
Education revenue: 0.40%
Lehigh County General Purpose Authority Lehigh Valley Academy Regional Charter School	4.00	6-1-2032	600,000	587,741
Health revenue: 1.43%
Montgomery County Higher Education & Health Authority Thomas Jefferson University Obligated Group Series B	5.00	5-1-2052	2,000,000	2,063,761
Housing revenue: 1.36%
Pennsylvania Housing Finance Agency LIH Wilkes-Barre LP (Department of Housing and Urban Development Insured)øø	1.25	2-1-2025	2,000,000	1,966,494
				4,617,996
The accompanying notes are an integral part of these consolidated financial statements.
Allspring Wisconsin Tax-Free Fund  | 13

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Puerto Rico: 1.35%
Health revenue: 1.35%
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Financing Authority Hospital Auxilio Mutuo Obligated Group	5.00%	7-1-2026	$205,000	$212,117
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Financing Authority Hospital Auxilio Mutuo Obligated Group	5.00	7-1-2031	435,000	479,432
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Financing Authority Hospital Auxilio Mutuo Obligated Group	5.00	7-1-2032	925,000	1,021,692
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Financing Authority Hospital Auxilio Mutuo Obligated Group	5.00	7-1-2034	220,000	240,525
				1,953,766
Texas: 2.08%
Education revenue: 0.70%
Hale Center Education Facilities Corp. Wayland Baptist University	5.00	3-1-2027	990,000	1,016,695
GO revenue: 1.38%
Denton Independent School District	4.00	8-15-2048	2,000,000	1,989,672
				3,006,367
Wisconsin: 77.19%
Education revenue: 8.71%
Milwaukee RDA Milwaukee Science Education Consortium, Inc.	6.25	8-1-2043	2,100,000	2,104,328
Wisconsin HEFA Hmong American Peace Academy Ltd.	4.00	3-15-2030	75,000	73,610
Wisconsin HEFA Hmong American Peace Academy Ltd.	4.00	3-15-2040	1,555,000	1,366,231
Wisconsin HEFA Lawrence University of Wisconsin	4.00	2-1-2045	1,685,000	1,508,877
Wisconsin HEFA Medical College of Wisconsin, Inc.	5.00	12-1-2041	2,000,000	2,164,634
Wisconsin HEFA Milwaukee School of Engineering Series B (AGM Insured)	2.00	4-1-2038	1,200,000	877,396
Wisconsin HEFA Milwaukee School of Engineering Series B (AGM Insured)	2.13	4-1-2039	1,000,000	729,183
Wisconsin HEFA Milwaukee School of Engineering Series B (AGM Insured)	2.13	4-1-2040	1,000,000	712,875
Wisconsin HEFA Milwaukee School of Engineering Series B (AGM Insured)	2.25	4-1-2041	750,000	538,632
Wisconsin HEFA Milwaukee School of Engineering Series B (AGM Insured)	2.25	4-1-2042	1,000,000	712,237
Wisconsin HEFA Milwaukee Science Education Consortium, Inc. Series A	4.50	3-15-2033	735,000	748,082
Wisconsin HEFA Milwaukee Science Education Consortium, Inc. Series A	5.00	3-15-2053	1,100,000	1,063,601
				12,599,686
GO revenue: 3.54%
City of Milwaukee Series B6	3.00	4-1-2024	570,000	564,880
City of Milwaukee Series B6	5.00	4-1-2025	550,000	560,443
State of Wisconsin Series A (SIFMA Municipal Swap+0.42%)±##	4.43	5-1-2025	4,000,000	3,989,957
				5,115,280
The accompanying notes are an integral part of these consolidated financial statements.
14 | Allspring Wisconsin Tax-Free Fund

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Health revenue: 20.73%
PFA Appalachian Regional Healthcare System Obligated Group Series A	5.00%	7-1-2037	$275,000	$287,136
PFA Appalachian Regional Healthcare System Obligated Group Series A	5.00	7-1-2038	375,000	388,587
Wisconsin HEFA Bellin Memorial Hospital Obligated Group	3.13	12-1-2029	150,000	148,115
Wisconsin HEFA Bellin Memorial Hospital Obligated Group	3.38	12-1-2031	180,000	180,022
Wisconsin HEFA Bellin Memorial Hospital Obligated Group	4.00	12-1-2035	1,000,000	1,002,242
Wisconsin HEFA Bellin Memorial Hospital Obligated Group	5.00	12-1-2026	1,740,000	1,766,791
Wisconsin HEFA Bellin Memorial Hospital Obligated Group Series A	5.00	12-1-2027	175,000	186,300
Wisconsin HEFA Bellin Memorial Hospital Obligated Group Series A	5.00	12-1-2029	150,000	164,379
Wisconsin HEFA Bellin Memorial Hospital Obligated Group Series A	5.50	12-1-2052	2,500,000	2,708,593
Wisconsin HEFA Beloit Health System Obligated Group	4.00	7-1-2036	4,000,000	3,989,064
Wisconsin HEFA Beloit Health System Obligated Group	5.00	7-1-2028	50,000	53,475
Wisconsin HEFA Beloit Health System Obligated Group	5.00	7-1-2029	1,270,000	1,372,695
Wisconsin HEFA Marshfield Clinic Health System Obligated Group Series A	3.00	2-15-2031	230,000	222,398
Wisconsin HEFA Marshfield Clinic Health System Obligated Group Series C	3.25	2-15-2032	185,000	181,562
Wisconsin HEFA Marshfield Clinic Health System Obligated Group Series C	4.00	2-15-2042	500,000	447,850
Wisconsin HEFA Marshfield Clinic Health System Obligated Group Series C	5.00	2-15-2027	400,000	416,313
Wisconsin HEFA Marshfield Clinic Health System Obligated Group Series C	5.00	2-15-2028	650,000	674,258
Wisconsin HEFA Marshfield Clinic Health System Obligated Group Series C	5.00	2-15-2029	500,000	518,958
Wisconsin HEFA Marshfield Clinic Health System Obligated Group Series C	5.00	2-15-2047	3,385,000	3,327,712
Wisconsin HEFA Monroe Clinic, Inc.	3.00	2-15-2035	520,000	517,680
Wisconsin HEFA Monroe Clinic, Inc.	4.00	2-15-2031	900,000	914,758
Wisconsin HEFA Monroe Clinic, Inc.	4.00	2-15-2033	550,000	559,019
Wisconsin HEFA Monroe Clinic, Inc.	5.00	2-15-2028	900,000	932,987
Wisconsin HEFA Monroe Clinic, Inc.	5.00	2-15-2029	575,000	596,075
Wisconsin HEFA Monroe Clinic, Inc.	5.00	2-15-2030	340,000	352,462
Wisconsin HEFA Rogers Memorial Hospital, Inc. Obligated Group Series A	5.00	7-1-2044	200,000	204,975
Wisconsin HEFA Rogers Memorial Hospital, Inc. Obligated Group Series A	5.00	7-1-2049	250,000	255,304
Wisconsin HEFA Rogers Memorial Hospital, Inc. Obligated Group Series B	5.00	7-1-2044	3,485,000	3,514,843
Wisconsin HEFA St. John’s Communities, Inc. Obligated Group	4.00	9-15-2045	650,000	506,980
Wisconsin HEFA St. John’s Communities, Inc. Obligated Group Series B	4.00	9-15-2045	475,000	370,486
Wisconsin HEFA Wisconsin Masonic Home Obligated Group Series A	4.00	8-15-2023	125,000	124,872
Wisconsin HEFA Wisconsin Masonic Home Obligated Group Series A	4.00	8-15-2024	125,000	123,792
Wisconsin HEFA Wisconsin Masonic Home Obligated Group Series A	4.00	8-15-2030	100,000	94,359
Wisconsin HEFA Wisconsin Masonic Home Obligated Group Series A	4.00	8-15-2031	75,000	70,332
Wisconsin HEFA Wisconsin Masonic Home Obligated Group Series A	4.00	8-15-2041	2,145,000	1,778,873
The accompanying notes are an integral part of these consolidated financial statements.
Allspring Wisconsin Tax-Free Fund  | 15

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Health revenue (continued)
Wisconsin HEFA Wisconsin Masonic Home Obligated Group Series A	4.00%	8-15-2046	$850,000	$668,372
Wisconsin HEFA Wisconsin Masonic Home Obligated Group Series A	4.00	8-15-2051	500,000	379,858
				30,002,477
Housing revenue: 34.10%
Ashwaubenon CDA County of Brown	3.00	6-1-2044	1,680,000	1,319,773
Ashwaubenon CDA County of Brown	4.00	6-1-2031	1,310,000	1,380,975
Ashwaubenon CDA County of Brown	4.00	6-1-2035	900,000	928,806
Ashwaubenon CDA County of Brown	4.00	6-1-2036	265,000	271,702
Ashwaubenon CDA County of Brown CAB¤	0.00	6-1-2049	8,000,000	2,355,141
Green Bay Housing Authority University Village Housing, Inc.	2.00	4-1-2028	125,000	114,987
Green Bay Housing Authority University Village Housing, Inc.	2.00	4-1-2029	250,000	225,003
Green Bay Housing Authority University Village Housing, Inc.	2.00	4-1-2030	875,000	772,437
Green Bay Housing Authority University Village Housing, Inc.	5.00	4-1-2039	1,500,000	1,586,867
Kaukauna RDA	3.75	6-1-2032	850,000	854,184
Kaukauna RDA	4.00	6-1-2025	425,000	430,946
Kaukauna RDA	4.00	6-1-2028	425,000	431,757
Kaukauna RDA	4.00	6-1-2035	900,000	911,093
Milwaukee RDA Milwaukee Board of School Directors	5.00	11-15-2028	325,000	344,527
Milwaukee RDA Milwaukee Board of School Directors	5.00	11-15-2030	185,000	195,448
Milwaukee RDA Milwaukee Board of School Directors	5.00	11-15-2033	750,000	791,134
Milwaukee RDA Milwaukee Board of School Directors	5.00	11-15-2034	675,000	712,021
Milwaukee RDA Milwaukee Board of School Directors	5.00	11-15-2035	1,000,000	1,048,668
Milwaukee RDA Milwaukee Board of School Directors	5.00	11-15-2036	500,000	524,496
Milwaukee RDA Milwaukee Public Schools Series A	5.00	11-15-2024	280,000	286,346
Milwaukee RDA Milwaukee Public Schools Series A	5.00	11-15-2026	220,000	233,435
Milwaukee RDA Milwaukee Public Schools Series A	5.00	11-15-2027	1,020,000	1,076,275
Milwaukee RDA Milwaukee Public Schools Series A	5.00	11-15-2028	1,000,000	1,060,082
Milwaukee RDA Milwaukee Public Schools Series A	5.00	11-15-2031	750,000	792,114
Weston CDA Village of Weston Tax Incremental District No. 1 Series A	1.90	10-1-2023	800,000	796,061
Weston CDA Village of Weston Tax Incremental District No. 1 Series A	2.00	10-1-2024	625,000	608,655
Weston CDA Village of Weston Tax Incremental District No. 1 Series A	2.15	10-1-2025	615,000	596,324
Weston CDA Village of Weston Tax Incremental District No. 1 Series A	2.25	10-1-2026	940,000	904,414
Weston CDA Village of Weston Tax Incremental District No. 1 Series A	2.40	10-1-2027	570,000	546,383
Wisconsin Center District Appropriation Milwaukee Arena Project	4.00	12-15-2032	1,100,000	1,132,505
Wisconsin Center District Appropriation Milwaukee Arena Project	4.00	12-15-2033	920,000	946,853
Wisconsin Center District Appropriation Milwaukee Arena Project	4.00	12-15-2034	2,000,000	2,055,060
Wisconsin Center District Appropriation Milwaukee Arena Project	5.00	12-15-2023	550,000	554,136
Wisconsin Center District Appropriation Milwaukee Arena Project	5.00	12-15-2026	85,000	88,932
Wisconsin Center District Appropriation Milwaukee Arena Project	5.00	12-15-2032	85,000	89,273
Wisconsin Dells CDA Tax Incremental District No. 2	4.00	3-1-2026	440,000	438,036
Wisconsin Dells CDA Tax Incremental District No. 2	5.00	3-1-2024	100,000	100,532
Wisconsin Dells CDA Tax Incremental District No. 2	5.00	3-1-2025	210,000	212,741
Wisconsin Dells CDA Tax Incremental District No. 3 Series B	3.35	3-1-2026	530,000	516,780
Wisconsin Housing & EDA Series A AMT	4.05	12-1-2049	800,000	734,648
Wisconsin Housing & EDA WHPC Madison Pool Project-2017 Obligated Group Series A	4.55	7-1-2037	165,000	168,716
The accompanying notes are an integral part of these consolidated financial statements.
16 | Allspring Wisconsin Tax-Free Fund

Portfolio of investments—June 30, 2023

	Interest rate	Maturity date	Principal	Value
Housing revenue (continued)
Wisconsin Housing & EDA WHPC Madison Pool Project-2017 Obligated Group Series A	4.70%	7-1-2047	$2,300,000	$2,312,945
Wisconsin Housing & EDA WHPC Madison Pool Project-2017 Obligated Group Series A	4.85	7-1-2052	3,000,000	3,023,096
Wisconsin Housing & EDA Home Ownership Revenue Series Eø	4.00	9-1-2035	1,850,000	1,850,000
Wisconsin Housing & EDA Housing Revenue Series A	3.38	5-1-2057	635,000	480,044
Wisconsin Housing & EDA Housing Revenue Series A	3.40	11-1-2032	2,450,000	2,418,147
Wisconsin Housing & EDA Housing Revenue Series A	3.95	11-1-2038	2,000,000	1,971,352
Wisconsin Housing & EDA Housing Revenue Series A	5.75	11-1-2043	1,240,000	1,242,134
Wisconsin Housing & EDA Housing Revenue Series A AMT	4.63	11-1-2037	10,000	10,004
Wisconsin Housing & EDA Housing Revenue Series B (Department of Housing and Urban Development Insured)øø	0.40	5-1-2045	1,375,000	1,355,947
Wisconsin Housing & EDA Housing Revenue Series C	3.88	11-1-2035	1,100,000	1,089,630
Wisconsin Housing & EDA Housing Revenue Series C (Department of Housing and Urban Development Insured)øø	0.61	11-1-2042	2,900,000	2,802,052
Wisconsin Housing & EDA Housing Revenue Series C (Department of Housing and Urban Development Insured)	0.80	5-1-2025	275,000	261,386
Wisconsin Housing & EDA Housing Revenue Series C (Department of Housing and Urban Development Insured)	0.85	11-1-2025	320,000	300,735
Wisconsin Housing & EDA Housing Revenue Series C (Department of Housing and Urban Development Insured)	0.95	5-1-2026	205,000	190,521
Wisconsin Housing & EDA Housing Revenue Series C (Department of Housing and Urban Development Insured)	1.00	11-1-2026	330,000	303,962
Wisconsin Housing & EDA Housing Revenue Series C (Department of Housing and Urban Development Insured)	1.20	5-1-2027	310,000	283,404
Wisconsin Housing & EDA Housing Revenue Series C (Department of Housing and Urban Development Insured)	1.35	11-1-2027	345,000	314,504
				49,348,129
Miscellaneous revenue: 6.53%
Appleton RDA Fox Cities Performing Arts Center, Inc. Series B (Associated Bank N.A. LOC)ø	4.55	6-1-2036	1,500,000	1,500,000
Milwaukee RDA (NPFGC Insured)	4.00	8-1-2023	1,500,000	1,500,529
Wisconsin Center District (AGM Insured)¤	0.00	12-15-2030	295,000	223,812
Wisconsin Center District (AGM Insured)	5.25	12-15-2023	600,000	603,010
Wisconsin Center District (AGM Insured)	5.25	12-15-2027	1,005,000	1,070,619
Wisconsin Center District Series A (NPFGC Insured)¤	0.00	12-15-2027	100,000	84,909
Wisconsin Center District Series A CAB (BAM Insured)¤	0.00	12-15-2033	2,985,000	1,974,310
Wisconsin Center District Series C CAB (AGM Insured)¤	0.00	12-15-2028	1,075,000	885,496
Wisconsin Center District Series C CAB (AGM Insured)¤	0.00	12-15-2030	1,095,000	830,758
Wisconsin Center District Series D CAB (AGM Insured)¤	0.00	12-15-2045	2,250,000	775,648
				9,449,091
Tax revenue: 3.24%
Southeast Wisconsin Professional Baseball Park District (NPFGC Insured)¤	0.00	12-15-2025	200,000	185,100
Southeast Wisconsin Professional Baseball Park District (NPFGC Insured)¤	0.00	12-15-2027	250,000	218,835
The accompanying notes are an integral part of these consolidated financial statements.
Allspring Wisconsin Tax-Free Fund  | 17

Portfolio of investments—June 30, 2023

		Interest rate	Maturity date	Principal	Value
Tax revenue (continued)
Southeast Wisconsin Professional Baseball Park District Series A (NPFGC Insured)		5.50%	12-15-2023	$1,600,000	$1,615,443
Southeast Wisconsin Professional Baseball Park District Series A (NPFGC Insured)		5.50	12-15-2026	2,435,000	2,557,610
Warrens CDA		3.70	11-1-2029	132,418	114,018
					4,691,006
Utilities revenue: 0.34%
PFA Duke Energy Progress LLC Series A-1øø		3.30	10-1-2046	500,000	497,116
					111,702,785
Total municipal obligations (Cost $149,721,377)					142,532,541
Total investments in securities (Cost $149,721,377)	98.50%				142,532,541
Other assets and liabilities, net	1.50				2,167,979
Total net assets	100.00%				$144,700,520

øø	The interest rate is determined and reset by the issuer periodically depending upon the terms of the security. The rate shown is the rate in effect at period end.
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
%%	The security is purchased on a when-issued basis.
¤	The security is issued in zero coupon form with no periodic interest payments.
±	Variable rate investment. The rate shown is the rate in effect at period end.
##	All or a portion of this security is segregated for when-issued securities.
ø
Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.

Abbreviations:
AGM	Assured Guaranty Municipal
AMT	Alternative minimum tax
BAM	Build America Mutual Assurance Company
CAB	Capital appreciation bond
CDA	Community Development Authority
EDA	Economic Development Authority
GO	General obligation
HEFA	Health & Educational Facilities Authority
LOC	Letter of credit
NPFGC	National Public Finance Guarantee Corporation
PFA	Public Finance Authority
RDA	Redevelopment Authority
SIFMA	Securities Industry and Financial Markets Association
TTFA	Transportation Trust Fund Authority
The accompanying notes are an integral part of these consolidated financial statements.
18 | Allspring Wisconsin Tax-Free Fund

Statement of assets and liabilities—June 30, 2023
Financial statements
Statement of assets and liabilities

Assets
Investments in unaffiliated securities, at value (cost $149,721,377)	$142,532,541
Cash	408,452
Receivable for interest	1,495,635
Receivable for investments sold	1,008,626
Receivable for Fund shares sold	88,376
Prepaid expenses and other assets	52,907
Total assets	145,586,537
Liabilities
Payable for Fund shares redeemed	525,754
Payable for when-issued transactions	254,487
Dividends payable	35,417
Administration fees payable	14,856
Management fee payable	4,021
Distribution fee payable	2,250
Trustees’ fees and expenses payable	365
Accrued expenses and other liabilities	48,867
Total liabilities	886,017
Total net assets	$144,700,520
Net assets consist of
Paid-in capital	$152,455,930
Total distributable loss	(7,755,410)
Total net assets	$144,700,520
Computation of net asset value and offering price per share
Net assets–Class A	$63,819,546
Shares outstanding–Class A1	6,228,827
Net asset value per share–Class A	$10.25
Maximum offering price per share – Class A2	$10.73
Net assets–Class C	$3,275,838
Shares outstanding–Class C1	319,742
Net asset value per share–Class C	$10.25
Net assets–Institutional Class	$77,605,136
Shares outstanding–Institutional Class[1]	7,573,279
Net asset value per share–Institutional Class	$10.25

[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.
Allspring Wisconsin Tax-Free Fund  | 19

Statement of operations—year ended June 30, 2023
Statement of operations
Investment income
Interest	$4,506,634
Expenses
Management fee	580,798
Administration fees
Class A	102,980
Class C	6,263
Institutional Class	61,510
Shareholder servicing fees
Class A	160,809
Class C	9,762
Distribution fee
Class C	29,287
Custody and accounting fees	10,988
Professional fees	76,893
Registration fees	57,368
Shareholder report expenses	31,961
Trustees’ fees and expenses	24,207
Other fees and expenses	5,549
Total expenses	1,158,375
Less: Fee waivers and/or expense reimbursements
Fund-level	(147,041)
Class A	(101,172)
Class C	(5,751)
Net expenses	904,411
Net investment income	3,602,223
Realized and unrealized gains (losses) on investments
Net realized losses on investments	(351,448)
Net change in unrealized gains (losses) on investments	(631,165)
Net realized and unrealized gains (losses) on investments	(982,613)
Net increase in net assets resulting from operations	$2,619,610
The accompanying notes are an integral part of these financial statements.
20 | Allspring Wisconsin Tax-Free Fund

Statement of changes in net assets
Statement of changes in net assets
	Year ended June 30, 2023		Year ended June 30, 2022
Operations
Net investment income		$3,602,223		$3,147,668
Net realized losses on investments		(351,448)		(185,821)
Net change in unrealized gains (losses) on investments		(631,165)		(14,929,330)
Net increase (decrease) in net assets resulting from operations		2,619,610		(11,967,483)
Distributions to shareholders from
Net investment income and net realized gains
Class A		(1,550,191)		(1,413,674)
Class C		(64,430)		(58,669)
Institutional Class		(1,987,602)		(1,850,887)
Total distributions to shareholders		(3,602,223)		(3,323,230)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	830,358	8,500,421	620,159	6,828,863
Class C	48,932	499,056	91,176	995,979
Institutional Class	3,512,825	35,892,624	3,238,533	35,149,888
		44,892,101		42,974,730
Reinvestment of distributions
Class A	140,005	1,428,594	116,034	1,267,180
Class C	6,178	63,028	5,293	57,878
Institutional Class	190,938	1,948,520	166,521	1,819,075
		3,440,142		3,144,133
Payment for shares redeemed
Class A	(1,188,206)	(12,060,116)	(1,100,996)	(11,868,079)
Class C	(143,631)	(1,472,432)	(175,453)	(1,884,410)
Institutional Class	(3,789,836)	(38,595,680)	(3,600,905)	(38,548,690)
		(52,128,228)		(52,301,179)
Net decrease in net assets resulting from capital share transactions		(3,795,985)		(6,182,316)
Total decrease in net assets		(4,778,598)		(21,473,029)
Net assets
Beginning of period		149,479,118		170,952,147
End of period		$144,700,520		$149,479,118
The accompanying notes are an integral part of these financial statements.
Allspring Wisconsin Tax-Free Fund  | 21

Financial highlights
Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
Class A	2023	2022	2021	2020	2019
Net asset value, beginning of period	$10.30	$11.28	$11.12	$11.04	$10.74
Net investment income	0.25	0.20	0.21	0.25	0.29
Net realized and unrealized gains (losses) on investments	(0.05)	(0.97)	0.16	0.08	0.30
Total from investment operations	0.20	(0.77)	0.37	0.33	0.59
Distributions to shareholders from
Net investment income	(0.25)	(0.20)	(0.21)	(0.25)	(0.29)
Net realized gains	0.00	(0.01)	0.00	(0.00)[1]	0.00
Total distributions to shareholders	(0.25)	(0.21)	(0.21)	(0.25)	(0.29)
Net asset value, end of period	$10.25	$10.30	$11.28	$11.12	$11.04
Total return[2]	1.95%	(6.93)%	3.37%	3.05%	5.56%
Ratios to average net assets (annualized)
Gross expenses	0.95%	0.92%	0.92%	0.95%	0.94%
Net expenses	0.70%	0.69%	0.68%	0.69%	0.70%
Net investment income	2.41%	1.79%	1.88%	2.24%	2.66%
Supplemental data
Portfolio turnover rate	15%	12%	10%	24%	8%
Net assets, end of period (000s omitted)	$63,820	$66,388	$76,836	$81,173	$84,924

[1]	Amount is less than $0.005.
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.
22 | Allspring Wisconsin Tax-Free Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
Class C	2023	2022	2021	2020	2019
Net asset value, beginning of period	$10.30	$11.28	$11.12	$11.04	$10.74
Net investment income	0.17	0.11	0.13	0.17 [1]	0.21
Net realized and unrealized gains (losses) on investments	(0.05)	(0.97)	0.16	0.08	0.30
Total from investment operations	0.12	(0.86)	0.29	0.25	0.51
Distributions to shareholders from
Net investment income	(0.17)	(0.11)	(0.13)	(0.17)	(0.21)
Net realized gains	0.00	(0.01)	0.00	(0.00)[2]	0.00
Total distributions to shareholders	(0.17)	(0.12)	(0.13)	(0.17)	(0.21)
Net asset value, end of period	$10.25	$10.30	$11.28	$11.12	$11.04
Total return[3]	1.18%	(7.64)%	2.58%	2.27%	4.78%
Ratios to average net assets (annualized)
Gross expenses	1.70%	1.66%	1.67%	1.70%	1.69%
Net expenses	1.45%	1.45%	1.45%	1.45%	1.45%
Net investment income	1.65%	1.02%	1.12%	1.49%	1.92%
Supplemental data
Portfolio turnover rate	15%	12%	10%	24%	8%
Net assets, end of period (000s omitted)	$3,276	$4,204	$5,496	$5,842	$6,687

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
[3]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.
Allspring Wisconsin Tax-Free Fund  | 23

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
Institutional Class	2023	2022	2021	2020	2019
Net asset value, beginning of period	$10.30	$11.28	$11.12	$11.04	$10.74
Net investment income	0.27	0.22	0.23	0.27	0.31
Net realized and unrealized gains (losses) on investments	(0.05)	(0.97)	0.16	0.08	0.30
Total from investment operations	0.22	(0.75)	0.39	0.35	0.61
Distributions to shareholders from
Net investment income	(0.27)	(0.22)	(0.23)	(0.27)	(0.31)
Net realized gains	0.00	(0.01)	0.00	(0.00)[1]	0.00
Total distributions to shareholders	(0.27)	(0.23)	(0.23)	(0.27)	(0.31)
Net asset value, end of period	$10.25	$10.30	$11.28	$11.12	$11.04
Total return	2.13%	(6.78)%	3.54%	3.23%	5.75%
Ratios to average net assets (annualized)
Gross expenses	0.62%	0.59%	0.59%	0.62%	0.61%
Net expenses	0.52%	0.52%	0.52%	0.52%	0.52%
Net investment income	2.59%	1.96%	2.04%	2.40%	2.85%
Supplemental data
Portfolio turnover rate	15%	12%	10%	24%	8%
Net assets, end of period (000s omitted)	$77,605	$78,887	$88,620	$68,230	$43,978

[1]	Amount is less than $0.005.
The accompanying notes are an integral part of these financial statements.
24 | Allspring Wisconsin Tax-Free Fund

Notes to financial statements
Notes to financial statements
1.
ORGANIZATION
Allspring Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Wisconsin Tax-Free Fund  (the “Fund”) which is a non-diversified series of the Trust.
2.
SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC (“Allspring Funds Management”), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Futures contracts
Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price and on a specified date.  The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates and is subject to interest rate risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange-traded and the exchange’s clearinghouse, as the counterparty to all exchange-traded futures, guarantees the futures contracts against default.
Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or received from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.
Allspring Wisconsin Tax-Free Fund  | 25

Notes to financial statements
Distributions to shareholders
Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s  tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of June 30, 2023, the aggregate cost of all investments for federal income tax purposes was $149,734,132 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$667,104
Gross unrealized losses	(7,868,695)
Net unrealized losses	$(7,201,591)
As of June 30, 2023, the Fund had capital loss carryforwards which consist of $74,440 in short-term capital losses and $468,154 in long-term capital losses.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3.
FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2023:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Municipal obligations	$0	$142,532,541	$0	$142,532,541
Total assets	$0	$142,532,541	$0	$142,532,541
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended June 30, 2023, the Fund did not have any transfers into/out of Level 3.
26 | Allspring Wisconsin Tax-Free Fund

Notes to financial statements
4.
TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.400%
Next $500 million	0.375
Next $2 billion	0.350
Next $2 billion	0.325
Next $5 billion	0.290
Over $10 billion	0.280
For the year ended June 30, 2023, the management fee was equivalent to an annual rate of 0.40% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC, an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.15%
Class C	0.15
Institutional Class	0.08
Prior to June 30, 2023, the class-level administration fee for Class A and Class C was 0.16% of the average daily net assets of each respective class.
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund.  When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through October 31, 2023 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of June 30, 2023, the contractual expense caps are as follows:
EXPENSE RATIO CAPS
Class A	0.70%
Class C	1.45
Institutional Class	0.52
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC (“Allspring Funds Distributor”), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate up to 0.75% of the average daily net assets of Class C shares.
Allspring Wisconsin Tax-Free Fund  | 27

Notes to financial statements
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended June 30, 2023, Allspring Funds Distributor received $834 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended June 30, 2023.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C are charged a fee at an annual rate up to 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of the Fund.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $2,000,000, $10,010,000 and $0 in interfund purchases, sales and net realized gains (losses), respectively, during the year ended June 30, 2023.
5.
INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2023 were $20,732,602 and $23,472,897, respectively.
6.
BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
For the year ended June 30, 2023, there were no borrowings by the Fund under the agreement.
7.
DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended June 30, 2023 and June 30, 2022 were as follows:
	Year ended June 30
	2023	2022
Ordinary income	$0	$18,479
Tax-exempt income	3,602,223	3,147,668
Long-term capital gain	0	157,083
As of June 30, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed tax-exempt income	Unrealized losses	Capital loss carryforward
$24,192	$(7,201,591)	$(542,594)
8.
CONCENTRATION RISK
The Fund invests a substantial portion of its assets in issuers of municipal debt securities located in a single state or territory of the U.S. Therefore, it may be more affected by economic and political developments in that state or region than would be a comparable general tax-exempt fund. As of the end of the period, the Fund’s investments were concentrated in the state of Wisconsin.
9.
INDEMNIFICATION
Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
28 | Allspring Wisconsin Tax-Free Fund

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Wisconsin Tax-Free Fund (the Fund), one of the funds constituting Allspring Funds Trust, including the portfolio of investments, as of June 30, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of June 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of June 30, 2023, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
August 25, 2023
Allspring Wisconsin Tax-Free Fund  | 29

Other information (unaudited)
Other information
Tax information
Pursuant to Section 852 of the Internal Revenue Code, 100% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended June 30, 2023.
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-259-3305, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Quarterly portfolio holdings information
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

30 | Allspring Wisconsin Tax-Free Fund

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 127 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015
Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong
Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of
Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International
Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life
Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent
Memorial Hospital Foundation (non-profit organization). Mr. Ebsworth is a CFA charterholder.
N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018
Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning
Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens &
Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead
Independent Director and chair of the Audit Committee. Board member of the Russell Exchange
Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.
N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019
Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of
CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011,
Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and
Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to
2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the
Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory board of
Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).
N/A
David F. Larcker (Born 1950)	Trustee, since 2009
Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of
Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the
Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate
Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of
Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The
Wharton School, University of Pennsylvania from 1985 to 2005.
N/A
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018
International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the
University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center
on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic
Research. Previously taught at Cornell University from 1978 to 1993.
N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018
President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of
NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.
N/A
1
The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.

Allspring Wisconsin Tax-Free Fund  | 31

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Trustee, since 2018
Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to
2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell
Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays
Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays
Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-
profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of
Columbia Bar Associations.
N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019
Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner,
Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for
Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-
2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive
Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner,
Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination
Medical Center Corporation. Board member of the Minnesota Wild Foundation.
N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

32 | Allspring Wisconsin Tax-Free Fund

Other information (unaudited)
Officers1
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017
President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund
Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital
Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated
Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Complex)
Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen
Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022
Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance
Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015
Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.

Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021
Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department
from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at
Morgan, Lewis & Bockius LLP from 2008 to 2015.

1 For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

Allspring Wisconsin Tax-Free Fund  | 33

Other information (unaudited)
Board consideration of investment management and sub-advisory agreements:
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Allspring Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 15-17, 2023 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for the Allspring Wisconsin Tax-Free Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Allspring Funds Management, LLC (“Allspring Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Allspring Global Investments, LLC (the “Sub-Adviser”), an affiliate of Allspring Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Allspring Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2023, and at the Meeting, the Trustees conferred extensively among themselves and with representatives of Allspring Funds Management about these matters. The Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
The Board noted that it initially approved the Advisory Agreements at a Board meeting held in May 2021, each for a two-year term, in advance of the sale of Wells Fargo Asset Management to Allspring Global Investments Holdings, LLC,1  a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Trustees also noted that, while they did not specifically consider the continuation of the Advisory Agreements in 2022 as a result of the two-year term that was approved in 2021, the Trustees received and considered certain information at a Board meeting held in April 2022 that was applicable to the Advisory Agreements, including an overview and financial review of the Allspring Global Investments business, information regarding certain ancillary agreements that were approved by the Board at the April 2022 Board meeting, and comparative data regarding Fund fees and expenses.
In providing information to the Board, Allspring Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2023. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interactions with Allspring Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Allspring Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent, and quality of services
The Board received and considered various information regarding the nature, extent, and quality of services provided to the Fund by Allspring Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Allspring Global Investments, of which Allspring Funds Management and the Sub-Adviser are a part, and a summary of investments made in the Allspring Global Investments business. The Board also considered information about retention arrangements with respect to key personnel of Allspring Global Investments that were put in place in connection with the Transaction. The Board took into account information about the services that continue to be provided by Wells Fargo & Co. and/or its affiliates (“Wells Fargo”) since the Transaction under a transition services agreement and the anticipated timeline for exiting the transition services agreement. In addition, the Board received and considered information about the full range of services provided to the Fund by Allspring Funds Management and its affiliates.
1
The trade name for the asset management firm that includes Allspring Funds Management and the Sub-Adviser is “Allspring Global Investments.”

34 | Allspring Wisconsin Tax-Free Fund

Other information (unaudited)
The Board considered the qualifications, background, tenure, and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Allspring Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel.
The Board further considered the compliance programs and compliance records of Allspring Funds Management and the Sub-Adviser. The Board received and considered information about Allspring Global Investments’ risk management functions, which included information about Allspring Funds Management’s and the Sub-Adviser’s business continuity plans, their approaches to data privacy and cybersecurity, and Allspring Funds Management’s role as administrator of the Fund’s liquidity risk management program. The Board also received and considered information about Allspring Funds Management’s intermediary and vendor oversight program.
Fund investment performance and expenses
The Board considered the investment performance results for the Fund over various time periods ended December 31, 2022. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Class A shares) was higher than the average investment performance of the Universe for all periods under review. The Board also noted that the investment performance of the Fund was higher than the investment performance of its benchmark index, the Bloomberg Municipal Bond Index, for the one-year period under review, that the investment performance of the Fund was in range of the investment performance of its benchmark index for the three-year period under review and that the investment performance of the Fund was lower than the investment performance of its benchmark index for the five- and ten-year periods under review.
The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for each share class.
The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment management and sub-advisory fee rates
The Board reviewed and considered the contractual fee rates payable by the Fund to Allspring Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Allspring Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Allspring Funds Management to the Sub-Adviser for investment sub-advisory services. It was noted that advisory fee waivers, if any, are at the fund level and not class level.
Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than the sum of these average rates for the Fund’s expense Groups for all share classes.
The Board also received and considered information about the portion of the total management fee that was retained by Allspring Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Allspring Funds Management and not delegated to or assumed by the Sub-Adviser, and about Allspring Funds Management’s on-going oversight services. Given the affiliation between Allspring Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.
The Board also received and considered information about the nature and extent of services offered and fee rates charged by Allspring Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Allspring Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Allspring Wisconsin Tax-Free Fund  | 35

Other information (unaudited)
Profitability
The Board received and considered information concerning the profitability of Allspring Funds Management, as well as the profitability of Allspring Global Investments, from providing services to the fund complex as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the complex was subsumed in the Allspring Global Investments profitability analysis.
Allspring Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and differences in how Allspring Global Investments calculates its pre-tax profit metric versus the methodology used when Allspring Funds Management was part of Wells Fargo. It was noted that the impact of such differences had only minor impact on the financial results presented. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type, and age of fund.
Based on its review, the Board did not deem the profits reported by Allspring Funds Management or Allspring Global Investments from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Allspring Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Allspring Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Allspring Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
Other benefits to Allspring Funds Management and the Sub-Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Allspring Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that Allspring Funds Distributor, LLC, an affiliate of Allspring Funds Management, receives distribution-related fees in respect of shares sold or held through it.
The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser and fees earned in the past by Allspring Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund complex’s securities lending collateral.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

36 | Allspring Wisconsin Tax-Free Fund

Other information (unaudited)
Liquidity risk management program
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, which is reasonably designed to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund’s investment manager, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the “Council”) composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 16-17, 2023, the Board received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2022 through December 31, 2022 (the “Reporting Period”). The Report noted significant liquidity events impacting the Funds related to extended foreign market holidays as well as the difficulty of trading and settlement of most Russia-related securities due to sanctions activity. The Report noted that there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage the Fund’s, including the Fund’s, liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

Allspring Wisconsin Tax-Free Fund  | 37

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2023 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-07102023-rfnboufg 08-23
AR3328 06-23

ITEM 2. CODE OF ETHICS

(a) As of the end of the period covered by the report, Allspring Funds Trust has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Allspring Funds Trust has determined that Isaiah Harris is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Harris is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal	Fiscal
	year ended	year ended
	June 30, 2023	June 30, 2022
Audit Fees	$719,430	$696,040
Audit-Related Fees	—	—
Tax Fees (1)	33,240	32,455
All Other Fees	—	—

	$752,670	$728,495

(1)	Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

(e) The Chair of the Audit Committees is authorized to pre-approve: (1) audit services for the mutual funds of Allspring Funds Trust; (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chair, Management shall prepare a brief description of the proposed services.

If the Chair approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(f) Not applicable.

3

(g) Not applicable.

(h) Not applicable.

(i) Not applicable.

(j) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. INVESTMENTS

A Portfolio of Investments for the series of Allspring Funds Trust is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Allspring Funds Trust disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the most recent fiscal half-year of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

4

ITEM 12. DISCLOSURES OF SECURITIES LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13. EXHIBITS

(a)(1)	Code of Ethics.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

5

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Allspring Funds Trust

By:	/s/ Andrew Owen
Andrew Owen
President

Date: August 28, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Allspring Funds Trust

By:	/s/ Andrew Owen
Andrew Owen
President

Date: August 28, 2023

By:	/s/Jeremy DePalma
Jeremy DePalma
Treasurer

Date: August 28, 2023